Transamerica Series Trust

PROSPECTUS

May 1, 2010

Fund	Fund

Transamerica AEGON High Yield Bond VP	Transamerica Hanlon Managed Income VP
Transamerica Asset Allocation – Conservative VP	Transamerica Index 35 VP
Transamerica Asset Allocation – Growth VP	Transamerica Index 50 VP
Transamerica Asset Allocation – Moderate VP	Transamerica Index 75 VP
Transamerica Asset Allocation – Moderate Growth VP	Transamerica Index 100 VP
Transamerica Balanced VP	Transamerica International Moderate Growth VP
Transamerica BlackRock Global Allocation VP	Transamerica Jennison Growth VP
Transamerica BlackRock Large Cap Value VP	Transamerica JPMorgan Core Bond VP
Transamerica BlackRock Tactical Allocation VP	Transamerica JPMorgan Enhanced Index VP
Transamerica Clarion Global Real Estate Securities VP	Transamerica JPMorgan Mid Cap Value VP
Transamerica Convertible Securities VP	Transamerica MFS International Equity VP
Transamerica Diversified Equity VP	Transamerica Money Market VP
Transamerica Efficient Markets VP	Transamerica Morgan Stanley Active International Allocation VP
Transamerica Federated Market Opportunity VP	Transamerica Morgan Stanley Mid-Cap Growth VP
Transamerica Focus VP	Transamerica Multi Managed Large Cap Core VP
Transamerica Foxhall Emerging Markets/Pacific Rim VP	Transamerica PIMCO Total Return VP
Transamerica Foxhall Global Conservative VP	Transamerica ProFund UltraBear VP
Transamerica Foxhall Global Growth VP	Transamerica Small/Mid Cap Value VP
Transamerica Foxhall Global Hard Asset VP	Transamerica T. Rowe Price Small Cap VP
Transamerica Growth Opportunities VP	Transamerica Third Avenue Value VP
Transamerica Hanlon Balanced VP	Transamerica U.S. Government Securities VP
Transamerica Hanlon Growth VP	Transamerica WMC Diversified Growth VP
Transamerica Hanlon Growth and Income VP	Transamerica WMC Diversified Growth II VP

None of the portfolios of Transamerica Series Trust have a ticker symbol.

Neither the U.S. Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

Not insured by FDIC or any federal government agency.	May lose value.	Not a deposit of or guaranteed by any bank, bank affiliate, or credit union.

TRANSAMERICA AEGON HIGH YIELD BOND VP

Investment Objective: Seeks a high level of current income by investing in high-yield debt securities.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[a]

	Class of Shares

	Initial	Service

Management fees	0.64%	0.64%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.09%	0.09%
Total annual fund operating expenses	0.73%	0.98%

[a]	Annual portfolio operating expenses have been restated to reflect expenses for the current fiscal year.

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years

Initial	$ 75	$ 266	$ 473	$ 1,071
Service	$ 100	$ 312	$ 542	$ 1,201

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 85% of the average value of the portfolio’s portfolio.

Principal Investment Strategies: AEGON USA Investment Management, LLC (“AUIM”), the portfolio’s sub-adviser, seeks to achieve the portfolio’s objective by investing, under normal circumstances, at least 80% of the portfolio’s net assets in high-yield/high-risk bonds (commonly known as “junk bonds”).

Junk bonds are high risk debt securities rated in medium or lower rating categories or determined by AUIM to be of comparable quality. AUIM’s strategy is to seek to achieve yields as high as possible while seeking to manage risk. AUIM uses a “top-down/bottom-up” approach in managing the portfolio’s assets. The “top-down” approach is to adjust the risk profile of the portfolio. AUIM analyzes four factors that affect the movement of the fixed-income bond prices which include: economic indicators; technical indicators that are specific to the high-yield market; investor sentiment and valuation. Analysis of these factors assists AUIM in its decision regarding the portfolio’s portfolio allocations. In a “top-down” approach, the sub-adviser looks at broad market factors and chooses certain sectors or industries within the market, based on those factors. It then looks at individual companies within those sectors or industries.

AUIM has developed a proprietary credit model that is the foundation of its “bottom-up” analysis. The model tracks historical cash flow numbers and calculates credit financial ratios. Because high-yield companies are of higher financial risk, AUIM does a thorough credit analysis of all companies in the portfolio’s portfolio, as well as all potential acquisitions. A “bottom-up” approach is looking at individual companies against the context of broader market factors.

AUIM may sell portfolio securities when it determines there are changes in economic indicators, technical indicators or valuation.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

•

Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio’s yield will go down. If a significant amount of the portfolio’s assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

•

Credit – If an issuer or guarantor of a security held by the portfolio or a counterparty to a financial contract with the portfolio defaults or is downgraded, or if the value of the assets underlying a security declines, the value of your investment will decline. Junk bonds have a higher risk of default and are considered speculative.

•

Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

•

High-Yield Debt Securities – High-yield debt securities, or junk bonds, are securities that are rated below “investment grade” (that is, securities rated below Baa/BBB) or, if unrated, are considered by the sub-adviser to be of equivalent quality. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds have a higher risk of default, tend to be less liquid and may be more difficult to value.

•

Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

•

Liquidity – Some securities held by the portfolio may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss.

•

Market – The market prices of the portfolio’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

•

Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

•

Valuation – The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Prior to November 20, 2009, the portfolio was named Transamerica MFS High Yield VP, and had a different sub-adviser, a different investment objective and used different investment strategies.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return

Best Quarter:	06/30/2009	19.21%
Worst Quarter:	12/31/2008	-17.09%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception

Initial Class (commenced operations on June 1, 1998)	47.05%	4.85%	5.10%
Service Class (commenced operations on May 1, 2003)	46.67%	4.57%	6.29%
Bank of America Merrill Lynch High-Yield Cash Pay Index (reflects no deduction for fees, expenses, or taxes)	56.28%	6.23%	6.77%
Barclays Capital U.S. Corporate High Yield Bond Index[1] (reflects no deduction for fees, expenses, or taxes)	58.21%	6.46%	6.71%

[1]

This index served as the benchmark for the portfolio prior to November 20, 2009, at which time it was replaced with the Bank of America Merrill Lynch High-Yield Cash Pay Index. This benchmark index change was made to more accurately reflect the principal strategies of the portfolio.

Management:

Investment Adviser:	Sub-Adviser:

Transamerica Asset Management, Inc.	AEGON USA Investment Management, LLC

Portfolio Managers:

Kevin Bakker, CFA, Portfolio Manager since 2009

Bradley J. Beman, CFA, CPA, Portfolio Manager since 2009

Benjamin D. Miller, CFA, Portfolio Manager since 2009

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

TRANSAMERICA ASSET ALLOCATION – CONSERVATIVE VP

Investment Objective: Seeks current income and preservation of capital.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class of Shares

	Initial	Service

Management fees	0.10%	0.10%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.03%	0.03%
Acquired fund fees and expenses (fees and expenses of underlying funds)	0.79%	0.79%
Total annual fund operating expenses[a]	0.92%	1.17%

[a]

Portfolio operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds’ fees and expenses.

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years

Initial	$ 94	$ 325	$ 576	$ 1,292
Service	$ 119	$ 372	$ 644	$ 1,420

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 25% of the average value of the portfolio’s portfolio.

Principal Investment Strategies: The portfolio seeks to achieve its investment objective by investing its assets in a broad mix of underlying TST portfolios and certain funds of Transamerica Funds (the “underlying portfolios”).

•

Under normal circumstances, investments in underlying portfolios are expected to achieve a mix over time of approximately 35% of assets in equities, which may include both stocks and commodity-related securities, and 65% of assets in fixed-income, which may include bonds, cash, cash equivalents, and other money market instruments. These percentages may vary.

•

Allocation of assets among the underlying portfolios is based on such things as diversification, general market outlooks, volatility in the equity markets, historical performance, current valuations, and other global economic factors. Allocation to high yield bonds will not exceed 10% of the fixed-income allocation of the portfolio, and will not exceed 5% of the overall portfolio’s assets.

•	The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies and identifies certain risks of the underlying portfolios.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time. The portfolio may be a significant shareholder in certain underlying portfolios.

The portfolio construction manager, Morningstar Associates, LLC, may change the portfolio’s asset allocations and underlying portfolios at any time without notice to shareholders and without shareholder approval.

Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

•

Asset Allocation – The sub-adviser allocates the portfolio’s assets among various underlying portfolios and/or exchange-traded funds. These allocations may be unsuccessful in maximizing the portfolio’s return and/or avoiding investment losses, and may cause the portfolio to underperform other portfolios with a similar strategy.

•

Convertible Securities – The market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The portfolio could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

•

Credit – If an issuer or guarantor of a security held by the portfolio or a counterparty to a financial contract with the portfolio defaults or is downgraded, or if the value of the assets underlying a security declines, the value of your investment will decline. Junk bonds have a higher risk of default and are considered speculative.

•

Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

•

Defensive Investing – Short-term debt securities held by the portfolio for defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested it will be subject to the credit risk of the depository institution holding the cash. If a significant amount of the portfolio’s assets are used for defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

•

Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

•

Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

•

Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

•

Liquidity – Some securities held by the portfolio may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss.

•

Market – The market prices of the portfolio’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

•

Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy.

•

Underlying Funds or Portfolios – Because the portfolio invests its assets in various underlying portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. Each of the underlying portfolios in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying portfolios’ shares and therefore the value of the portfolio’s investments. There can be no assurance that the investment objective of any underlying portfolio will be achieved. To the extent that the portfolio invests more of its assets in one underlying portfolio than in another, the portfolio will have greater exposure to the risks of that underlying portfolio. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the portfolio’s prospectus identifies certain risks of each underlying portfolio.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to a secondary index which is used to more closely reflect the principal strategies and policies of the portfolio. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return

Best Quarter:	06/30/2009	12.22%
Worst Quarter:	12/31/2008	-10.48%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception

Initial Class (commenced operations on May 1, 2002)	25.22%	3.86%	5.26%
Service Class (commenced operations on May 1, 2003)	24.90%	3.62%	6.57%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	5.93%	4.97%	5.39%
Wilshire 5000 Total Market Index (reflects no deduction for fees, expenses, or taxes)	29.40%	1.10%	3.38%

Management:

Investment Adviser:	Portfolio Construction Manager:

Transamerica Asset Management, Inc.	Morningstar Associates, LLC

Portfolio Construction Team:

Jon Hale, CFA, Co-Portfolio Manager since 2006

Maciej Kowara, CFA, Co-Portfolio Manager since 2006

Jeff McConnell, CFA, Co-Portfolio Manager since 2006

Michael Stout, CFA, Co-Portfolio Manager since 2006

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

TRANSAMERICA ASSET ALLOCATION – GROWTH VP

Investment Objective: Seeks long-term capital appreciation.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class of Shares

	Initial	Service

Management fees	0.10%	0.10%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.04%	0.04%
Acquired fund fees and expenses (fees and expenses of underlying funds)	0.94%	0.94%
Total annual fund operating expenses[a]	1.08%	1.33%

[a]

Portfolio operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds’ fees and expenses.

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years

Initial	$110	$375	$661	$1,475
Service	$135	$421	$729	$1,601

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 18% of the average value of the portfolio’s portfolio.

Principal Investment Strategies: The portfolio seeks to achieve its investment objective by investing its assets in a broad mix of underlying TST portfolios and certain funds of Transamerica Funds (the “underlying portfolios”).

•	Under normal circumstances, it expects to invest primarily in underlying portfolios that invest in equities, which may include both stocks and commodity-related securities.

•	Allocation of assets among the underlying portfolios is based on such things as diversification, general market outlooks, historical performance, current valuations, and other global economic factors.

•	The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies and identifies certain risks of the underlying portfolios.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time. The portfolio may be a significant shareholder in certain underlying portfolios.

The portfolio construction manager, Morningstar Associates, LLC, may change the portfolio’s asset allocations and underlying portfolios at any time without notice to shareholders and without shareholder approval.

Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

•

Asset Allocation – The sub-adviser allocates the portfolio’s assets among various underlying portfolios and/or exchange-traded funds. These allocations may be unsuccessful in maximizing the portfolio’s return and/or avoiding investment losses, and may cause the portfolio to underperform other portfolios with a similar strategy.

•

Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

•

Defensive Investing – Short-term debt securities held by the portfolio for defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested it will be subject to the credit risk of the depository institution holding the cash. If a significant amount of the portfolio’s assets are used for defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

•

Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

•

Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

•

Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

•
Market – The market prices of the portfolio’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

•
Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy.

•
Underlying Funds or Portfolios – Because the portfolio invests its assets in various underlying portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. Each of the underlying portfolios in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying portfolios’ shares and therefore the value of the portfolio’s investments. There can be no assurance that the investment objective of any underlying portfolio will be achieved. To the extent that the portfolio invests more of its assets in one underlying portfolio than in another, the portfolio will have greater exposure to the risks of that underlying portfolio. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the portfolio’s prospectus identifies certain risks of each underlying portfolio.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return

Best Quarter:	06/30/2009	18.47%
Worst Quarter:	12/31/2008	-22.25%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception

Initial Class (commenced operations on May 1, 2002)	29.82%	1.85%	3.86%
Service Class (commenced operations on May 1, 2003)	29.54%	1.60%	6.85%
Wilshire 5000 Total Market Index (reflects no deduction for fees, expenses, or taxes)	29.40%	1.10%	3.38%

Management:

Investment Adviser:	Portfolio Construction Manager:

Transamerica Asset Management, Inc.	Morningstar Associates, LLC

Portfolio Construction Team

Jon Hale, CFA, Co-Portfolio Manager since 2006

Maciej Kowara, CFA, Co-Portfolio Manager since 2006

Jeff McConnell, CFA, Co-Portfolio Manager since 2006

Michael Stout, CFA, Co-Portfolio Manager since 2006

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

TRANSAMERICA ASSET ALLOCATION – MODERATE VP

Investment Objective: Seeks capital appreciation and current income.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class of Shares

	Initial	Service

Management fees	0.10%	0.10%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.03%	0.03%
Acquired fund fees and expenses (fees and expenses of underlying funds)	0.82%	0.82%
Total annual fund operating expenses[a]	0.95%	1.20%

[a]

Portfolio operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds’ fees and expenses.

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years

Initial	$97	$335	$592	$1,327
Service	$122	$381	$660	$1,455

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 18% of the average value of the portfolio’s portfolio.

Principal Investment Strategies: The portfolio seeks to achieve its investment objective by investing its assets in a broad mix of underlying TST portfolios and certain funds of Transamerica Funds (the “underlying portfolios”).

•

Under normal circumstances, investments in underlying portfolios are expected to achieve a mix over time of approximately 50% of assets in equities, which may include both stocks and commodity-related securities, and 50% of assets in fixed-income, which may include bonds, cash, cash equivalents, and other money market instruments. These percentages may vary.

•

Allocation of assets among the underlying portfolios is based on such things as diversification, general market outlooks, volatility in the equity markets, historical performance, current valuations, and other global economic factors. Allocation to high yield bonds will not exceed 10% of the fixed-income allocation of the portfolio, and will not exceed 5% of the overall portfolio’s assets.

•	The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies and identifies certain risks of the underlying portfolios.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time. The portfolio may be a significant shareholder in certain underlying portfolios.

The portfolio construction manager, Morningstar Associates, LLC, may change the portfolio’s asset allocations and underlying portfolios at any time without notice to shareholders and without shareholder approval.

Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

•

Asset Allocation – The sub-adviser allocates the portfolio’s assets among various underlying portfolios and/or exchange-traded funds. These allocations may be unsuccessful in maximizing the portfolio’s return and/or avoiding investment losses, and may cause the portfolio to underperform other portfolios with a similar strategy.

•

Credit – If an issuer or guarantor of a security held by the portfolio or a counterparty to a financial contract with the portfolio defaults or is downgraded, or if the value of the assets underlying a security declines, the value of your investment will decline. Junk bonds have a higher risk of default and are considered speculative.

•

Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

•

Defensive Investing – Short-term debt securities held by the portfolio for defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested it will be subject to the credit risk of the depository institution holding the cash. If a significant amount of the portfolio’s assets are used for defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

•

Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

•

Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

•

Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

•

Liquidity – Some securities held by the portfolio may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss.

•

Market – The market prices of the portfolio’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

•

Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy.

•

Underlying Funds or Portfolios – Because the portfolio invests its assets in various underlying portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. Each of the underlying portfolios in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying portfolios’ shares and therefore the value of the portfolio’s investments. There can be no assurance that the investment objective of any underlying portfolio will be achieved. To the extent that the portfolio invests more of its assets in one underlying portfolio than in another, the portfolio will have greater exposure to the risks of that underlying portfolio. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the portfolio’s prospectus identifies certain risks of each underlying portfolio.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to a secondary index which is used to more closely reflect the principal strategies and policies of the portfolio. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return

Best Quarter:	06/30/2009	13.33%
Worst Quarter:	12/31/2008	-13.10%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception

Initial Class (commenced operations on May 1, 2002)	26.40%	3.89%	5.27%
Service Class (commenced operations on May 1, 2003)	26.20%	3.64%	7.14%
Wilshire 5000 Total Market Index (reflects no deduction for fees, expenses, or taxes)	29.40%	1.10%	3.38%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	5.93%	4.97%	5.39%

Management:

Investment Adviser:	Portfolio Construction Manager:

Transamerica Asset Management, Inc.	Morningstar Associates, LLC

Portfolio Construction Team:

Jon Hale, CFA, Co-Portfolio Manager since 2006

Maciej Kowara, CFA, Co-Portfolio Manager since 2006

Jeff McConnell, CFA, Co-Portfolio Manager since 2006

Michael Stout, CFA, Co-Portfolio Manager since 2006

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

TRANSAMERICA ASSET ALLOCATION – MODERATE GROWTH VP

Investment Objective: Seeks capital appreciation with current income as a secondary objective.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class of Shares

	Initial	Service

Management fees	0.10%	0.10%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.03%	0.03%
Acquired fund fees and expenses (fees and expenses of underlying funds)	0.86%	0.86%
Total annual fund operating expenses[a]	0.99%	1.24%

[a]

Portfolio operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds’ fees and expenses.

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years

Initial	$101	$347	$613	$1,373
Service	$126	$393	$681	$1,500

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 13% of the average value of the portfolio’s portfolio.

Principal Investment Strategies: The portfolio seeks to achieve its investment objective by investing its assets in a broad mix of underlying TST portfolios and certain funds of Transamerica Funds (the “underlying portfolios”).

•

Under normal circumstances, investments in underlying portfolios are expected to achieve a mix over time of approximately 70% of assets in equities, which may include both stocks and commodity-related securities, and 30% of assets in fixed-income, which may include bonds, cash, cash equivalents, and other money market instruments. These percentages may vary.

•

Allocation of assets among the underlying portfolios is based on such things as diversification, general market outlooks, volatility in the equity markets, historical performance, current valuations, and other global economic factors. Allocation to high yield bonds will not exceed 10% of the fixed-income allocation of the portfolio, and will not exceed 5% of the overall portfolio’s assets.

•	The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies and identifies certain risks of the underlying portfolios.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time. The portfolio may be a significant shareholder in certain underlying portfolios.

The portfolio construction manager, Morningstar Associates, LLC, may change the portfolio’s asset allocations and underlying portfolios at any time without notice to shareholders and without shareholder approval.

Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

•

Asset Allocation – The sub-adviser allocates the portfolio’s assets among various underlying portfolios and/or exchange-traded funds. These allocations may be unsuccessful in maximizing the portfolio’s return and/or avoiding investment losses, and may cause the portfolio to underperform other portfolios with a similar strategy.

•

Credit – If an issuer or guarantor of a security held by the portfolio or a counterparty to a financial contract with the portfolio defaults or is downgraded, or if the value of the assets underlying a security declines, the value of your investment will decline. Junk bonds have a higher risk of default and are considered speculative.

•

Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

•

Defensive Investing – Short-term debt securities held by the portfolio for defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested it will be subject to the credit risk of the depository institution holding the cash. If a significant amount of the portfolio’s assets are used for defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

•

Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

•

Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

•

Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

•

Liquidity – Some securities held by the portfolio may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss.

•

Market – The market prices of the portfolio’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

•

Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy.

•

Underlying Funds or Portfolios – Because the portfolio invests its assets in various underlying portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. Each of the underlying portfolios in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying portfolios’ shares and therefore the value of the portfolio’s investments. There can be no assurance that the investment objective of any underlying portfolio will be achieved. To the extent that the portfolio invests more of its assets in one underlying portfolio than in another, the portfolio will have greater exposure to the risks of that underlying portfolio. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the portfolio’s prospectus identifies certain risks of each underlying portfolio.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to a secondary index which is used to more closely reflect the principal strategies and policies of the portfolio. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return

Best Quarter:	06/30/2009	15.60%
Worst Quarter:	12/31/2008	-17.33%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception

Initial Class (commenced operations on May 1, 2002)	28.16%	3.05%	4.77%
Service Class (commenced operations on May 1, 2003)	27.87%	2.82%	7.18%
Wilshire 5000 Total Market Index (reflects no deduction for fees, expenses, or taxes)	29.40%	1.10%	3.38%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	5.93%	4.97%	5.39%

Management:

Investment Adviser:	Portfolio Construction Manager:

Transamerica Asset Management, Inc.	Morningstar Associates, LLC

Portfolio Construction Team:

Jon Hale, CFA, Co-Portfolio Manager since 2006

Maciej Kowara, CFA, Co-Portfolio Manager since 2006

Jeff McConnell, CFA, Co-Portfolio Manager since 2006

Michael Stout, CFA, Co-Portfolio Manager since 2006

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Balanced VP

Investment Objective: Seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[a]

	Class of Shares

	Initial	Service

Management fees	0.75%	0.75%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.11%	0.11%
Total annual fund operating expenses	0.86%	1.11%

[a]	Annual portfolio operating expenses have been restated to reflect expenses for the current fiscal year.

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years

Initial	$88	$307	$543	$1,223
Service	$113	$353	$612	$1,352

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 82% of the average value of the portfolio’s portfolio.

Principal Investment Strategies: Transamerica Investment Management, LLC (“TIM”), the portfolio’s sub-adviser, seeks to achieve the portfolio’s objective by primarily investing, under normal circumstances, in a combination of common stocks and high quality bonds with maturities of less than 30 years. The portfolio may also invest in cash or cash equivalents such as money market funds and other short-term investment instruments. TIM may shift portions held in bonds and stocks according to business and investment conditions. The portfolio will hold at least 25% of its assets in non-convertible fixed-income securities.

TIM uses a “bottom-up” approach to investing. A “bottom-up” approach is looking at individual companies against the context of broader market factors.

The portfolio may invest in foreign securities, mortgage-backed securities and lower rated bonds. The portfolio may also invest in derivative securities, including futures, options and options on futures and swaps.

The portfolio may invest in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

•

Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio’s yield will go down. If a significant amount of the portfolio’s assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

•

Credit – If an issuer or guarantor of a security held by the portfolio or a counterparty to a financial contract with the portfolio defaults or is downgraded, or if the value of the assets underlying a security declines, the value of your investment will decline. Junk bonds have a higher risk of default and are considered speculative.

•

Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

•

Derivatives – Using derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives also can have a leveraging effect and increase portfolio volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. The portfolio’s investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.

•

Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

•

Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

•

Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to rapid price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

•

High-Yield Debt Securities – High-yield debt securities, or junk bonds, are securities that are rated below “investment grade” (that is, securities rated below Baa/BBB) or, if unrated, are considered by the sub-adviser to be of equivalent quality. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds have a higher risk of default, tend to be less liquid and may be more difficult to value.

•

Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

•

Liquidity – Some securities held by the portfolio may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss.

•

Market – The market prices of the portfolio’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

•

Mortgage-Related Securities – Mortgage-related securities represent a participation interest in a pool of mortgage loans originated by governmental or private lenders such as banks. These securities are subject to special risks, including interest rate risk, credit risk, prepayment or call risk and extension risk. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities. Mortgage-related securities may have exposure to subprime mortgages, which are mortgages to borrowers with lower credit ratings that pose a higher risk of default. In response to the recent financial crisis, the Federal Reserve has attempted to keep mortgage rates low by buying mortgage-backed assets. When this support ends, the prices of mortgage-backed securities may fall.

•

Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

•

Small- or Medium-Sized Companies – Small- or medium-sized companies may be more at risk than larger companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group.

•

Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy.

•

Valuation – The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to a secondary index which is used to more closely reflect the principal strategies and policies of the portfolio. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Prior to May 1, 2004, a different sub-adviser managed this portfolio, it had a different investment objective, and it used different investment strategies. The performance set forth prior to that date is attributable to the previous sub-adviser.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return

Best Quarter:	06/30/2009	13.52%
Worst Quarter:	12/31/2008	-17.19%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception

Initial Class (commenced operations on May 1, 2002)	26.30%	2.70%	4.22%
Service Class (commenced operations on May 1, 2003)	25.94%	2.45%	5.04%
Standard & Poor’s 500 Composite Stock Index (reflects no deduction for fees, expenses, or taxes)	26.46%	0.42%	2.46%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	5.93%	4.97%	5.39%

Management:

Investment Adviser:	Sub-Adviser:

Transamerica Asset Management, Inc.	Transamerica Investment Management, LLC

Portfolio Managers:

Kirk J. Kim, Portfolio Manager (Lead-Equity) since 2010

John D. Lawrence, CFA, Portfolio Manager (Co-Equity) since 2010

Gary U. Rollé, CFA, Portfolio Manager (Co-Equity) since 1994

Greg D. Haendel, CFA, Portfolio Manager (Lead-Fixed-Income) since 2008

Derek S. Brown, CFA, Portfolio Manager (Co-Fixed-Income) since 2008

Brian W. Westhoff, CFA, Portfolio Manager (Co-Fixed-Income) since 2008

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica BlackRock Global Allocation VP

Investment Objective: Seeks high total investment return.

The portfolio invests its assets in an underlying mutual fund, the BlackRock Global Allocation V.I. Fund of BlackRock Variable Series Funds, Inc. (the “BlackRock Fund” or the “Fund”). The portfolio does not buy investment securities directly. The BlackRock Fund, on the other hand, invests directly in a portfolio of securities.

Investors should carefully consider the BlackRock Fund’s investment objective, strategies, risks and expenses before investing in the portfolio. The BlackRock Fund prospectus contains this and other important information. A copy of the BlackRock Fund prospectus is being delivered together with this prospectus, and you should read both prospectuses carefully before investing.

The descriptions of the BlackRock Fund’s objective, strategies and risks contained in this prospectus are based on the BlackRock Fund prospectus.

The portfolio assumes no responsibility for the accuracy or completeness of the BlackRock Fund prospectus. The portfolio may withdraw its investment from the BlackRock Fund at any time, if the Board of Trustees of the portfolio determines that it is in the best interest of the portfolio’s investors to do so. Investment of the portfolio’s assets in the BlackRock Fund is not a fundamental policy of the portfolio and an investor vote is not required for the portfolio to withdraw its investment from the BlackRock Fund.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[a]

	Class of Shares

	Initial	Service

Management fees	0.70%	0.70%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.19%	0.19%
Acquired fund fees and expenses (fees and expenses of underlying funds)	0.02%	0.02%
Total annual fund operating expenses[b]	0.91%	1.16%

[a]	The portfolio invests in securities through the BlackRock Fund. This table and the example below reflect the operating expenses of the portfolio and the BlackRock Fund.

[b]

Total annual portfolio operating expenses for Service Class shares differ from the ratios of expenses to average net assets in the financial highlights table because (i) the total annual portfolio operating expenses shown above do not take into account the voluntary waiver of TAM’s management fee of 0.05% and (ii) the ratios of expenses to average net assets in the financial highlights table do not include the operating expenses of the BlackRock Fund.

Note: The portfolio does not currently offer Initial Class shares.

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years

Initial	$93	$322	$570	$1,281
Service	$118	$368	$638	$1,409

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was less than 1% of the average value of the portfolio’s portfolio.

Principal Investment Strategies: The Fund invests in a portfolio of equity, debt and money market securities. Generally, the Fund’s portfolio will include both equity and debt securities. At any given time, however, the Fund may emphasize either debt securities or equity securities. In selecting equity investments, the Fund mainly seeks securities that Fund management believes are undervalued. The Fund may buy debt securities of varying maturities. The Fund may invest in high yield or junk bonds. Junk bonds are fixed-income securities rated below investment grade by recognized rating Fitch, or unrated securities that Fund management believes are of comparable quality.

When choosing investments, Fund management considers various factors, including opportunities for equity or debt investments to increase in value, expected dividends and interest rates. The Fund generally seeks diversification across markets, industries and issuers as one of its strategies to reduce volatility. The Fund may invest in the securities of companies of any market capitalization. The Fund may also invest in Real Estate Investment Trusts (“REITs”). Market capitalization is the number of shares of a company’s stock, multiplied by the price per share of that stock. Market capitalization is a measure of a company’s size. REITs are companies that own interests in real estate or in real estate related loans or other interests, and have revenue primarily consisting of rent derived from owned, income producing real estate properties and capital gains from the sale of such properties. REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs. REITs are not taxed on income distributed to shareholders provided they comply with the requirements of the Internal Revenue Code of 1986, as amended.

Generally, the Fund will invest primarily in the securities of corporate and governmental issuers located in North and South America, Europe, Australia and the Far East. The Fund may emphasize foreign securities when Fund management expects these investments to outperform U.S. securities. When choosing investment markets, Fund management considers various factors, including economic and political conditions, potential for economic growth and possible changes in currency exchange rates. In addition to investing in foreign securities, the Fund actively manages its exposure to foreign currencies through the use of forward currency contracts and other currency derivatives. From time to time, the Fund may own foreign cash equivalents or foreign bank deposits as part of the Fund’s investment strategy. The Fund will also invest in non-U.S. currencies, however, the Fund may underweight or overweight a currency based on the Fund management team’s outlook. The Fund may also invest in non-convertible debt securities. Nonconvertible debt securities will generally be longer-term securities with the potential for capital appreciation through changes in interest rates, exchange rates or the general perception of the creditworthiness of issuers in certain countries.

The Fund’s composite Reference Benchmark has at all times since the Fund’s formation included a 40% weighting in non-U.S. securities. Throughout its history, the Fund has maintained a weighting in non-U.S. securities, often exceeding the 40% Benchmark weighting and rarely falling below this allocation. Under normal circumstances, the Fund anticipates it will continue to allocate a substantial amount (approximately 40% or more — unless market conditions are not deemed favorable by Fund management, in which case the Fund would invest at least 30%) — of its total assets in securities (i) of foreign government issuers, (ii) of issuers organized or located outside the U.S., (iii) of issuers which primarily trade in a market located outside the U.S., or (iv) of issuers doing a substantial amount of business outside the U.S., which the Fund considers to be companies that derive at least 50% of their revenue or profits from business outside the U.S. or have at least 50% of their sales or assets outside the U.S. The Fund will allocate its assets among various regions and countries, including the United States (but in no less than three different countries). For temporary defensive purposes the Fund may deviate very substantially from the allocation described above.

The Fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investment in commodity-linked derivative instruments and investment vehicles that exclusively invest in precious metals such as exchange traded funds, which are designed to provide this exposure without direct investment in physical commodities or commodities futures contracts. The Fund may also gain exposure to commodity markets by investing up to 25% of its total assets in BlackRock Cayman Global Allocation V.I. Fund I, Ltd. (the “Subsidiary”), a wholly owned subsidiary of the Fund formed in the Cayman Islands, which invests primarily in commodity-related instruments. The Subsidiary (unlike the Fund) may invest without limitation in commodity-related instruments. However, the Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund.

Total investment return is the combination of capital appreciation and investment income.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

•

Call Risk - Call risk is the risk that, during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

•

Commodities Related Investments Risk - Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.

•

Corporate Loans Risk - Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (LIBOR) or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest.

•

Credit Risk - Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

•

Derivatives Risk - The Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.

•

Emerging Markets Risk - Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

•	Equity Securities Risk - Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

•	Foreign Securities Risk - Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:

•

The Fund generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

• Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

•

The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

• The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

•

Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

• Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

•	Interest Rate Risk - Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall, and decrease as interest rates rise.

•	Junk Bond Risks - Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for the Fund.

•

Market Risk and Selection Risk - Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

•

Mid Cap Securities Risk - The securities of mid cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.

•

REIT Investment Risk - Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

•

Small Cap and Emerging Growth Securities Risk - Small cap or emerging growth companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a more limited management group than larger capitalized companies.

•

Subsidiary Risk – By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund (see “Commodities Related Investment Risks” above). There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the Investment Company Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by BlackRock, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the Statement of Additional Information (“SAI”) and could adversely affect the Fund.

Performance: No performance is shown for the portfolio. Performance information will appear in a future version of this prospectus once the portfolio has a full calendar year of performance information to report to investors.

Management:

Investment Adviser:	Sub-Adviser:

Transamerica Asset Management, Inc.	BlackRock Investment Management, LLC

Portfolio Managers:

Dennis W. Stattman, Senior Portfolio Manager since 2009

Dan Chamby, Associate Portfolio Manager since 2009

Romualdo Roldan, Associate Portfolio Manager since 2009

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

TRANSAMERICA BLACKROCK LARGE CAP VALUE VP

Investment Objective: Seeks long-term capital growth.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class of Shares

	Initial	Service

Management fees	0.78%	0.78%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.06%	0.06%
Total annual fund operating expenses	0.84%	1.09%

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years

Initial	$86	$300	$532	$1,199
Service	$111	$347	$601	$1,329

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 128% of the average value of the portfolio’s portfolio.

Principal Investment Strategies: Under normal circumstances, the portfolio’s sub-adviser, BlackRock Investment Management, LLC (“BlackRock”), invests at least 80% of the portfolio’s net assets in equity securities of large cap companies. The portfolio considers a large cap company to be one which, at the time of purchase, has a market capitalization equal to or greater than the top 80% of the companies that comprise the Russell 1000® Value Index. As of December 31, 2009, the lowest market capitalization in this group was approximately $6.084 billion.

The portfolio may invest in foreign securities that are represented by American Depositary Receipts. The portfolio may invest in convertible securities, preferred stocks, illiquid securities, and U.S. government debt securities.

The portfolio may invest in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

•

Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio’s yield will go down. If a significant amount of the portfolio’s assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

•

Convertible Securities – The market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The portfolio could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

•

Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

•

Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

•

Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

•

Liquidity – Some securities held by the portfolio may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss.

•

Market – The market prices of the portfolio’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

•

Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

•

Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.

•

Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy.

•

Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

•

U.S. Government Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the United States generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Prior to May 1, 2004, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return

Best Quarter:	06/30/2003	9.27%
Worst Quarter:	09/30/2002	-20.67%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception

Initial Class (commenced operations on May 1, 1996)	13.99%	1.34%	4.77%
Service Class (commenced operations on May 1, 2003)	13.71%	1.09%	7.25%
Russell 1000® Value Index (reflects no deduction for fees, expenses, or taxes)	19.69%	-0.25%	2.47%

Management:

Investment Adviser:	Sub-Adviser:

Transamerica Asset Management, Inc.	BlackRock Investment Management, LLC

Portfolio Managers:

Robert C. Doll, Jr., CFA, Portfolio Manager since 2004

Daniel Hanson, CFA, Portfolio Manager since 2008

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica BlackRock Tactical Allocation VP

Investment Objective: Seeks capital appreciation with current income as a secondary objective.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class of Shares

	Initial	Service

Management fees	0.10%	0.10%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.26%	0.26%
Acquired fund fees and expenses	0.93%	0.93%
Total annual fund operating expenses[a]	1.29%	1.54%
Expense reduction[b]	0.11%	0.11%
Total annual fund operating expenses after expense reduction[a]	1.18%	1.43%

[a]

Portfolio operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds’ fees and expenses.

[b]

Contractual arrangements have been made with the portfolio’s investment adviser, Transamerica Asset Management, Inc. (“TAM”), through April 30, 2011, to waive fees and/or reimburse portfolio expenses to the extent that the portfolio’s total operating expenses exceed 0.25%, excluding 12b-1 fees, extraordinary expenses and acquired (i.e., underlying) funds’ fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months if on any day the estimated annualized portfolio operating expenses are less than the cap, excluding 12b-1 fees, extraordinary expenses and acquired (i.e., underlying) funds’ fees and expenses. The expense cap may be terminated by the portfolio’s Board of Trustees at any time.

Note: The portfolio does not currently offer Initial Class shares.

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years

Initial	$120	$430	$762	$1,702
Service	$146	$476	$829	$1,825

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 19% of the average value of the portfolio’s portfolio.

Principal Investment Strategies: The portfolio seeks to achieve this objective by investing its assets in a combination of underlying TST portfolios and certain funds of Transamerica Funds (the “underlying portfolios”).

•

Under normal market conditions, the portfolio’s investments in equity funds will vary between 40% and 90% of the portfolio’s net assets, with the remaining portion invested in fixed-income funds, which may include money market funds. Equity exposure increases with higher 10-year swap rates and lower implied volatility. Equity exposure decreases with lower swap rates and higher implied volatility.

•

The portfolio’s target level of equity exposure is determined monthly by a proprietary tactical asset allocation model based on specified market factors, such as the 10-year swap rate and implied volatility.

•

BlackRock Financial Management, Inc. (“BlackRock”), the portfolio’s sub-adviser, may not vary or override the target level equity exposure regardless of their view of the market outlook. Based on the model’s target allocation, BlackRock selects among the underlying equity and fixed-income funds and rebalances the portfolio’s assets among the underlying portfolios to maintain the target weightings. BlackRock may choose to invest a portion of the portfolio’s assets in one or more underlying funds which they sub-advise.

•

The equity funds may have fixed-income exposure and the fixed-income funds could likewise have equity exposure. Such exposures are not considered by the model and could impact the performance of the underlying portfolios and the portfolio.

•	The portfolio may also invest directly in securities, including U.S. government securities, short-term commercial paper, cash and cash equivalents.

Each underlying portfolio has its own investment objective and principal investment strategies. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio and provides a summary of their respective investment objectives and principal investment strategies and identifies certain risks of the underlying portfolios.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time. The portfolio may be a significant shareholder in certain underlying portfolios. BlackRock may change the portfolio’s asset allocations and underlying portfolios at any time without notice to shareholders and without shareholder approval.

Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

•

Asset Allocation – The sub-adviser allocates the portfolio’s assets among various underlying portfolios and/or exchange-traded funds. These allocations may be unsuccessful in maximizing the portfolio’s return and/or avoiding investment losses, and may cause the portfolio to underperform other portfolios with a similar strategy.

•

Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

•

Defensive Investing – Short-term debt securities held by the portfolio for defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested it will be subject to the credit risk of the depository institution holding the cash. If a significant amount of the portfolio’s assets are used for defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

•

Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

•

Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

•

Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

•

Market – The market prices of the portfolio’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

•

Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy.

•

Underlying Funds or Portfolios – Because the portfolio invests its assets in various underlying portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. Each of the underlying portfolios in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying portfolios’ shares and therefore the value of the portfolio’s investments. There can be no assurance that the investment objective of any underlying portfolio will be achieved. To the extent that the portfolio invests more of its assets in one underlying portfolio than in another, the portfolio will have greater exposure to the risks of that underlying portfolio. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the portfolio’s prospectus identifies certain risks of each underlying portfolio.

Performance: No performance is shown for the portfolio. Performance information will appear in a future version of this prospectus once the portfolio has a full calendar year of performance information to report to investors.

Management:

Investment Adviser:	Sub-Adviser:

Transamerica Asset Management, Inc.	BlackRock Financial Management, Inc.

Portfolio Managers:

Phil Green, Portfolio Manager since 2009

Michael Huebsch, Portfolio Manager since 2009

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Clarion Global Real Estate Securities VP

Investment Objective: Seeks long-term total return from investments primarily in equity securities of real estate companies. Total return consists of realized and unrealized capital gains and losses plus income.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class of Shares

	Initial	Service

Management fees	0.79%	0.79%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.12%	0.12%
Total annual fund operating expenses	0.91%	1.16%

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years

Initial	$93	$322	$570	$1,281
Service	$118	$368	$638	$1,409

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 61% of the average value of the portfolio’s portfolio.

Principal Investment Strategies: Under normal conditions, the portfolio’s sub-adviser, ING Clarion Real Estate Securities, LLC (“Clarion”), will invest at least 80% of the portfolio’s net assets in equity securities of issuers that are principally engaged in the real estate industry. Clarion considers issuers principally engaged in the real estate industries to be companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. The portfolio’s portfolio will be composed of investments in issuers that are economically tied to at least three different countries, including the United States. As a general matter, Clarion intends to invest in common stocks and convertible securities of real estate companies, including real estate investment trusts (“REITs”).

Clarion uses a disciplined two-step process for constructing the portfolio’s portfolio. First, Clarion selects sectors and geographic regions in which to invest, and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private property market trends and conditions. Second, Clarion uses an in-house valuation process to identify investments with superior current income and growth potential relative to their peers, through which it examines several factors, including value and property, capital structure, and management and strategy. Clarion may decide to sell investments held by the portfolio for a variety of reasons, such as to secure gains, limit losses, or redeploy portfolio investments into opportunities believed to be more promising. Clarion also may engage in frequent and active trading of portfolio investments to achieve the portfolio’s investment objective. The portfolio may also invest in debt securities of real estate and non-real estate companies, mortgage-backed securities such as pass through certificates, real estate mortgage investment conduit certificates, and collateralized mortgage obligations, or short-term debt obligations. However, the portfolio does not directly invest in real estate.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

This portfolio is non-diversified.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

•

Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio’s yield will go down. If a significant amount of the portfolio’s assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

•

Convertible Securities – The market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The portfolio could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

•

Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

•

Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

•

Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

•

Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

•

Market – The market prices of the portfolio’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

•

Mortgage-Related Securities – Mortgage-related securities represent a participation interest in a pool of mortgage loans originated by governmental or private lenders such as banks. These securities are subject to special risks, including interest rate risk, credit risk, prepayment or call risk and extension risk. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities. Mortgage-related securities may have exposure to subprime mortgages, which are mortgages to borrowers with lower credit ratings that pose a higher risk of default. In response to the recent financial crisis, the Federal Reserve has attempted to keep mortgage rates low by buying mortgage-backed assets. When this support ends, the prices of mortgage-backed securities may fall.

•

Non-Diversification – The portfolio is classified as “non-diversified,” which means it may invest in a larger percentage of its assets in one issuer than a diversified portfolio. To the extent the portfolio invests its assets in fewer issuers, the portfolio will be more susceptible to negative events affecting those issuers.

•

Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

•

Portfolio Turnover – The portfolio’s investment strategy may result in a high portfolio turnover rate. High portfolio turnover would result in a correspondingly greater brokerage commission expenses and may result in the distribution to shareholders of additional capital gains for tax purposes. These factors may negatively affect the portfolio’s performance.

•

Real Estate Securities – Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include declines in the value of real estate, adverse general and local economic conditions, increased competition, overbuilding and changes in operating expenses, property taxes or interest rates. REITs are one type of real estate security. A REIT’s performance depends on the types and locations of the properties it owns and how well it manages those properties or loan financings. REITs are subject to a highly technical tax structure, and the failure to qualify as a REIT could result in corporate-level taxation, significantly reducing the return on an investment to the portfolio.

•

REITs – When the portfolio invests in Real Estate Investment Trusts (“REITs”), it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns and how well it manages those properties or loan financings. REITs are subject to a highly technical tax structure; and the failure to qualify as a REIT could result in corporate-level taxation, significantly reducing the return on an investment to the portfolio.

•

Small- or Medium-Sized Companies – Small- or medium-sized companies may be more at risk than larger companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group.

•

Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Prior to May 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser. On November 1, 2005, the portfolio modified its investment strategies; performance set forth prior to that date is attributable to the prior strategies.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return

Best Quarter:	06/30/2009	31.59%
Worst Quarter:	12/31/2008	-29.05%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception

Initial Class (commenced operations on May 1, 1998)	33.42%	2.98%	12.02%
Service Class (commenced operations on May 1, 2003)	33.01%	2.72%	10.56%
S&P Developed Property Index (reflects no deduction for fees, expenses, or taxes)	37.66%	1.50%	9.40%

Management:

Investment Adviser:	Sub-Adviser:

Transamerica Asset Management, Inc.	ING Clarion Real Estate Securities, LLC

Portfolio Managers:

T. Ritson Ferguson, CFA, Portfolio Manager since 2002 Joseph P. Smith, CFA, Portfolio Manager since 2002 Steven D. Burton, CFA, Portfolio Manager since 2002

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

TRANSAMERICA CONVERTIBLE SECURITIES VP

Investment Objective: Seeks maximum total return through a combination of current income and capital appreciation.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class of Shares

	Initial	Service

Management fees	0.75%	0.75%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.07%	0.07%
Total annual fund operating expenses	0.82%	1.07%

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years

Initial	$84	$294	$522	$1,176
Service	$109	$340	$590	$1,306

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 168% of the average value of the portfolio’s portfolio.

Principal Investment Strategies: Transamerica Investment Management, LLC (“TIM”), the portfolio’s sub-adviser, will invest, under normal circumstances, at least 80% of the portfolio’s net assets in convertible securities across the credit spectrum. Convertible securities are fixed-income securities that convert into shares of common stock of their issuer. Convertible securities perform more like a stock when the underlying share price is high relative to the conversion price and more like a bond when the underlying share price is low relative to the conversion price.

TIM may invest the portfolio’s assets in other types of securities, including common stock, and may also invest in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the portfolio, TIM relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, industry position, and economic market conditions.

TIM may, but need not, invest in derivatives. TIM may use various techniques, such as buying and selling futures contracts, to increase or decrease the portfolio’s exposure to changing security prices or other factors that affect security values.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

•

Active Trading – Certain portfolios are actively managed and, under appropriate circumstances, may purchase and sell securities without regard to the length of time held. A high portfolio turnover rate may have a negative impact on performance by increasing transaction costs and may generate greater tax liabilities for shareholders holding shares in taxable accounts.

•

Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio’s yield will go down. If a significant amount of the portfolio’s assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

•

Convertible Securities – The market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The portfolio could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

•

Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

•

Derivatives – Using derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives also can have a leveraging effect and increase portfolio volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. The portfolio’s investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.

•

Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

•

Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

•

Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

•

Liquidity – Some securities held by the portfolio may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss.

•

Market – The market prices of the portfolio’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

•

Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

•

Repurchase Agreements – If the other party to a repurchase agreement defaults on its obligation, the portfolio may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value declines, the portfolio could lose money. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the portfolio’s ability to dispose of the underlying securities may be restricted.

•

Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return

Best Quarter:	09/30/2009	16.86%
Worst Quarter:	12/31/2008	-19.77%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception

Initial Class (commenced operations on May 1, 2002)	31.30%	2.53%	5.22%
Service Class (commenced operations on May 1, 2003)	31.16%	2.29%	6.02%
Bank of America Merrill Lynch All U.S. Convertible Securities Index (reflects no deduction for fees, expenses, or taxes)	49.13%	2.69%	5.34%

Management:

Investment Adviser:	Sub-Adviser:

Transamerica Asset Management, Inc.	Transamerica Investment Management, LLC

Portfolio Managers:

Kirk J. Kim, Portfolio Manager (Lead) since 2002

Peter O. Lopez, Portfolio Manager (Co) since 2002

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

TRANSAMERICA DIVERSIFIED EQUITY VP

Investment Objective: Seeks to maximize capital appreciation.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)b

	Class of Shares

	Initial	Service

Management fees	0.73%	0.73%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.16%	0.16%
Total annual fund operating expenses	0.89%	1.14%
Expense reduction[a]	0.04%	0.04%
Total annual fund operating expenses after expense reduction	0.85%	1.10%

[a]

Contractual arrangements have been made with the portfolio’s investment adviser, Transamerica Asset Management, Inc. (“TAM”), through April 30, 2011, to waive fees and/or reimburse portfolio expenses to the extent that the portfolio’s total operating expenses exceed 0.85%, excluding 12b-1 fees and extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months if on any day the estimated annualized portfolio operating expenses are less than the cap, excluding 12b-1 fees and extraordinary expenses. The expense cap may be terminated by the portfolio’s Board of Trustees at any time.

[b]	Annual portfolio operating expenses have been restated to reflect expenses for the current fiscal year.

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years

Initial	$87	$312	$556	$1,254
Service	$112	$358	$624	$1,383

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 54% of the average value of the portfolio’s portfolio.

Principal Investment Strategies: Transamerica Investment Management, LLC (“TIM”), the portfolio’s sub-adviser, invests, under normal circumstances, at least 80% of the portfolio’s net assets in domestic equity securities. The portfolio typically limits its holdings to fewer than 60 companies.

TIM uses a “bottom-up” approach to investing. A “bottom-up” approach is looking at individual companies against the context of broader market factors.

TIM may invest in securities issued by companies of all sizes. Generally, however, TIM will invest in securities of companies whose market capitalization (total market value of publicly traded securities) is greater than $500 million at the time of investment. The portfolio may invest in derivatives, including futures, forwards, options and swaps, and also in foreign securities.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

•

Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio’s yield will go down. If a significant amount of the portfolio’s assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

•

Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

•

Derivatives – Using derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives also can have a leveraging effect and increase portfolio volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. The portfolio’s investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.

•	Focused Investing – To the extent the portfolio invests in a limited number of issuers, changes in the value of individual securities may have a significant impact on your investment.

•

Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

•

Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to rapid price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

•

Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

•

Market – The market prices of the portfolio’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

•

Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

•

Small- or Medium-Sized Companies – Small- or medium-sized companies may be more at risk than larger companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group.

•

Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy.

•

Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Prior to May 1, 2010, the portfolio was named Transamerica Templeton Global VP, and had a different sub-adviser, a different investment objective and used different investment strategies.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return

Best Quarter:	06/30/2009	20.60%
Worst Quarter:	12/31/2008	-21.70%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception

Initial Class (commenced operations on December 3, 1992)	28.32%	1.24%	-3.89%
Service Class (commenced operations on May 1, 2003)	27.85%	0.96%	5.48%
Standard & Poor’s 500 Composite Stock Index (reflects no deduction for fees, expenses, or taxes)	26.46%	0.42%	-0.95%
Morgan Stanley Capital International World Index[1] (reflects no deduction for fees, expenses, or taxes)	30.79%	2.57%	0.23%

[1]

This index served as the benchmark for the portfolio prior to May 1, 2010, at which time it was replaced with the Standard & Poor’s 500 Composite Stock Index. This benchmark index change was made to more accurately reflect the principal strategies of the portfolio.

Management:

Investment Adviser:	Sub-Adviser:

Transamerica Asset Management, Inc.	Transamerica Investment Management, LLC

Portfolio Managers:

Edward S. Han, Portfolio Manager (Lead) since 2010

Peter O. Lopez, Portfolio Manager (Co) since 2009

Gary U. Rollé, CFA, Portfolio Manager (Co) since 2009

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

TRANSAMERICA EFFICIENT MARKETS VP

Investment Objective: Seeks capital appreciation while seeking income as a secondary objective.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class of Shares

	Initial	Service

Management fees	0.42%	0.42%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.28%	0.28%
Acquired fund fees and expenses (fees and expenses of underlying funds)	0.25%	0.25%
Total annual fund operating expenses[a]	0.95%	1.20%
Expense reduction[b]	0.18%	0.18%
Total annual fund operating expenses after expense reduction[a]	0.77%	1.02%

[a]

Portfolio operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds’ fees and expenses.

[b]

Contractual arrangements have been made with the portfolio’s investment adviser, Transamerica Asset Management, Inc. (“TAM”), through April 30, 2011, to waive fees and/or reimburse portfolio expenses to the extent that the portfolio’s total operating expenses exceed 0.52%, excluding 12b-1 fees, extraordinary expenses and acquired (i.e., underlying) funds’ fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months if on any day the estimated annualized portfolio operating expenses are less than the cap, excluding 12b-1 fees, extraordinary expenses and acquired (i.e., underlying) funds’ fees and expenses. The expense cap may be terminated by the portfolio’s Board of Trustees at any time.

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years

Initial	$79	$317	$574	$1,311
Service	$104	$363	$642	$1,439

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 37% of the average value of the portfolio’s portfolio.

Principal Investment Strategies: The portfolio’s sub-adviser, AEGON USA Investment Management, LLC (“AUIM”), invests the portfolio’s assets in a combination of underlying exchange traded funds (“ETFs”) and institutional mutual funds (the “underlying portfolios”).

Under normal circumstances, AUIM expects to allocate substantially all of the portfolio’s assets among underlying portfolios to achieve targeted exposure to domestic equities, international equities and domestic bonds. The portfolio intends to achieve a mix over time of approximately 65% of portfolio assets in institutional mutual funds that invest primarily in equities and 35% of portfolio assets in ETFs that investment primarily in bonds. These percentages may vary. The underlying institutional mutual funds in which the portfolio may invest consists of domestic equity, international equity and value equity funds.

AUIM decides how much of the portfolio’s assets to allocate to the underlying portfolios based on what it considers to be prudent diversification principles. It seeks to utilize the principle of efficient markets, which assumes that market prices reflect values and information accurately and quickly, in implementing the portfolio’s strategy. The sub-adviser may periodically adjust the portfolio’s allocations to favor investments in those underlying portfolios that are expected to provide the most favorable outlook for achieving the portfolio’s investment objective.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies and identifies certain risks of the underlying portfolios.

It is not possible to predict the extent to which the portfolio will be invested in any particular underlying ETF or institutional mutual fund at any time. The portfolio may be a significant shareholder in certain underlying ETFs and institutional mutual funds.

The sub-adviser may change the portfolio’s asset allocations and underlying ETFs and institutional mutual funds at any time without investor approval.

The portfolio may invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

•

Asset Allocation – The sub-adviser allocates the portfolio’s assets among various underlying portfolios and/or exchange-traded funds. These allocations may be unsuccessful in maximizing the portfolio’s return and/or avoiding investment losses, and may cause the portfolio to underperform other portfolios with a similar strategy.

•

Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio’s yield will go down. If a significant amount of the portfolio’s assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

•

Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

•

Exchange Traded Funds – Equity-based ETFs are subject to risks similar to those of stocks; fixed income-based ETFs are subject to risks similar to those of bonds. ETF shares may trade at a premium or discount to NAV. ETFs are subject to secondary market trading risks.

•

Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

•

Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

•

Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

•

Market – The market prices of the portfolio’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

•

Smaller Companies – Small companies may be more at risk than larger companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on limited management groups.

•

Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy.

•

Underlying Funds or Portfolios – Because the portfolio invests its assets in various underlying ETFs and institutional mutual funds (the “underlying portfolios”), its ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. Each of the underlying portfolios in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying portfolios’ shares and therefore the value of the portfolio’s investments. There can be no assurance that the investment objective of any underlying portfolio will be achieved. To the extent that the portfolio invests more of its assets in one underlying portfolio than in another, the portfolio will have greater exposure to the risks of that underlying portfolio. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the prospectus identifies certain risks of each underlying portfolio.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to additional indexes which are used to more closely reflect the principal strategies and policies of the portfolio. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return

Best Quarter:	06/30/2009	14.46%
Worst Quarter:	03/31/2009	-10.78%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	10 Years or Since Inception

Initial Class (commenced operations on November 10, 2008)	18.15%	19.66%
Service Class (commenced operations on November 10, 2008)	17.86%	19.40%
Standard & Poor’s 500 Composite Stock Index (reflects no deduction for fees, expenses, or taxes)	26.46%	20.12%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	5.93%	10.20%
Morgan Stanley Capital International - Europe, Australasia, Far East Index (reflects no deduction for fees, expenses, or taxes)	32.46%	27.92%
Russell 2000® Value Index (reflects no deduction for fees, expenses, or taxes)	20.58%	18.04%
Composite Benchmark[1] (reflects no deduction for fees, expenses, or taxes)	20.31%	18.96%

[1]

The Composite Benchmark consists of the following: Barclays Capital U.S. Aggregate Bond Index, 35%; Standard & Poor’s 500 Composite Stock Index, 25%; Morgan Stanley Capital International Europe, Australasia, Far East Index, 25%; and Russell 2000® Value Index, 15%. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Since Inception calculation is based on the life of the portfolio.

Management:

Investment Adviser:	Sub-Adviser:

Transamerica Asset Management, Inc.	AEGON USA Investment Management, LLC

Portfolio Manager:

Jeff Whitehead, CFA, Portfolio Manager since 2008

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

TRANSAMERICA FEDERATED MARKET OPPORTUNITY VP

Investment Objective: Seeks to provide absolute (positive) returns with low correlation to the U.S. equity market.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class of Shares

	Initial	Service

Management fees	0.75%	0.75%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.09%	0.09%
Total annual fund operating expenses	0.84%	1.09%

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years

Initial	$ 86	$ 300	$ 532	$ 1,199
Service	$ 111	$ 347	$ 601	$ 1,329

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 183% of the average value of the portfolio’s portfolio.

Principal Investment Strategies: The portfolio’s sub-adviser, Federated Equity Management Company of Pennsylvania (“Federated”), invests, under normal circumstances, in domestic and foreign securities that Federated deems to be undervalued or out-of-favor, and other investments detailed in the strategy below which may include maintaining a cash position invested in traditional cash instruments. Federated may position the portfolio with respect to various asset classes or individual securities in a net long or net short position.

Federated’s investment management approach may be described as contrarian in nature because the sub-adviser anticipates that it will invest in out-of-favor securities, obtain short exposure on securities that are in favor, or deviate from the consensus view on markets in general, a sector, or individual securities. The portfolio’s asset allocation is based on valuation, sentiment, and technical considerations. Federated sells a portfolio security if it determines that the issuer does not continue to meet its stock selection criteria.

The portfolio may invest in exchange-traded funds (“ETFs”), derivative contracts (such as options, swaps and futures contracts) and hybrid investments (such as notes linked to underlying securities, indices or commodities), or sell securities short in order to implement its investment strategy. When investing the fixed-income portion of the portfolio, Federated is not constrained by any duration or maturity range or credit quality.

The portfolio may invest in commodities by investing in a derivative or other hybrid instrument whose price depends upon the movement of an underlying commodity or by the performance of a commodity index.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

•

Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio’s yield will go down. If a significant amount of the portfolio’s assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

•

Commodities – To the extent the portfolio invests in instruments whose performance is linked to the price of an underlying commodity or commodity index, the portfolio will be subject to the risks of investing in physical commodities, including regulatory, economic and political developments, weather events and natural disasters and market disruptions. The portfolio’s investment exposure to the commodities markets may subject the portfolio to greater volatility than investments in more traditional securities, such as stocks and bonds.

•

Convertible Securities – The market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The portfolio could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

•

Country, Sector or Industry Focus – To the extent the portfolio invests a significant portion of its assets in one or more countries, sectors or industries, the portfolio will be more susceptible to negative events affecting those countries, sectors or industries.

•

Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

•

Currency Hedging – The portfolio may hedge its currency risk, using currency futures, forwards or options. However, these instruments may not always work as intended, and a portfolio may be worse off than if it had not used a hedging instrument.

•

Derivatives – Using derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives also can have a leveraging effect and increase portfolio volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. The portfolio’s investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.

•
Emerging Markets – Investing in the securities of issuers located in or principally doing business in emerging markets are subject to foreign securities risks. These risks are greater for investments in emerging markets.

•

Exchange Traded Funds – Equity-based ETFs are subject to risks similar to those of stocks; fixed income-based ETFs are subject to risks similar to those of bonds. ETF shares may trade at a premium or discount to NAV. ETFs are subject to secondary market trading risks.

•
Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

•
Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

•
High-Yield Debt Securities – High-yield debt securities, or junk bonds, are securities that are rated below “investment grade” (that is, securities rated below Baa/BBB) or, if unrated, are considered by the sub-adviser to be of equivalent quality. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds have a higher risk of default, tend to be less liquid and may be more difficult to value.

•

Hybrid Instruments – The risks of investing in hybrid instruments include a combination of the risks of investing in securities, commodities, options, futures, and currencies. An investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed-income or convertible securities.

•

Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

•

Investment Companies – To the extent that an underlying portfolio invests in other investment companies, such as exchange-traded funds, it is subject to the risks of these investment companies and bears its pro rata share of the investment companies’ expenses.

•
Leveraging – The value of your investment may be more volatile if the portfolio borrows or uses derivatives that have a leveraging effect on the fund. Other risks also will be compounded. This is because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the portfolio would otherwise have had. The portfolio also may have to sell assets at inopportune times to satisfy its obligations.

•

Liquidity – Some securities held by the portfolio may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss.

•
Market – The market prices of the portfolio’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

•
Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

•

Portfolio Turnover – The portfolio’s investment strategy may result in a high portfolio turnover rate. High portfolio turnover would result in a correspondingly greater brokerage commission expenses and may result in the distribution to shareholders of additional capital gains for tax purposes. These factors may negatively affect the portfolio’s performance.

•

REITs – When the portfolio invests in Real Estate Investment Trusts (“REITs”), it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns and how well it manages those properties or loan financings. REITs are subject to a highly technical tax structure; and the failure to qualify as a REIT could result in corporate-level taxation, significantly reducing the return on an investment to the portfolio.

•
Short Sales – A short sale may be effected by selling a security that the portfolio does not own. If the price of the security sold short increases, the portfolio would incur a loss; conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The portfolio may also pay transaction costs and borrowing fees in connection with short sales.

•

Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy.

•
Tax – In order to qualify as a regulated investment company (“RIC”) under the Internal Revenue Code, the portfolio must meet certain requirements regarding, among other things, the source of its income. Any income the portfolio derives from investments in certain hard asset ETFs, such as commodity ETFs, must be limited to a maximum of 10% of the portfolio’s gross income. If the portfolio fails to qualify as a RIC, the portfolio will be subject to federal income tax on its net income at regular corporate rates (without reduction for distributions to shareholders). When distributed, that income would also be taxable to shareholders as an ordinary dividend to the extent attributable to the portfolio’s earnings and profits. If the portfolio were to fail to qualify as a RIC and become subject to federal income tax, shareholders of the portfolio would be subject to the risks of diminished returns.

•

Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to a secondary index which tracks short-term U.S. Government Securities. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return

Best Quarter:	09/30/2000	11.46%
Worst Quarter:	09/30/2002	-7.85%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception

Initial Class (commenced operations on March 1, 1994)	4.20%	1.32%	8.35%
Service Class (commenced operations on May 1, 2003)	3.95%	1.10%	5.06%
Russell 3000® Value Index (reflects no deduction for fees, expenses, or taxes)	19.76%	-0.24%	2.88%
Bank of America Merrill Lynch 3-Month Treasury Bill Index (reflects no deduction for fees, expenses, or taxes)	0.21%	3.02%	2.99%

Management:

Investment Adviser:	Sub-Adviser:

Transamerica Asset Management, Inc.	Federated Equity Management Company of Pennsylvania

Portfolio Managers:

Steven J. Lehman, CFA, Senior Portfolio Manager since 1994

Dana L. Meissner, CFA, Portfolio Manager since 2009

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

TRANSAMERICA FOCUS VP

Investment Objective: Seeks to maximize long-term growth.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class of Shares

	Initial	Service

Management fees	0.80%	0.80%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.10%	0.10%
Total annual fund operating expenses	0.90%	1.15%

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years

Initial	$ 92	$ 319	$ 565	$ 1,269
Service	$ 117	$ 365	$ 633	$ 1,398

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 131% of the average value of the portfolio’s portfolio.

Principal Investment Strategies: Transamerica Investment Management, LLC (“TIM”), the portfolio’s sub-adviser, seeks to achieve the portfolio’s objective by investing, under normal circumstances, primarily in domestic equity securities that, in TIM’s opinion, are trading at a material discount to intrinsic value. TIM assesses intrinsic value primarily through discounted cash flow analysis, though acquisition and comparable company valuation analyses may be used to a lesser extent. The portfolio will generally invest in domestic equity securities of any size. The portfolio may also invest up to 10% of its assets in short sale positions. The portfolio may invest up to 20% of its assets in convertible and non-convertible high-yield debt securities rated below investment grade.

TIM uses a “bottom-up” approach to investing. A “bottom-up” approach is looking at individual issuers against the context of broader market factors.

TIM seeks out U.S. companies showing strong potential for shareholder value creation, high barriers to competition, solid free cash flow generating ability, excellent capital allocation discipline and experienced management.

The portfolio may invest in derivatives, including futures, forwards, options and swaps, and also in foreign securities.

In the event TIM is unable to identify sufficient investments that meet the portfolio’s criteria, the portfolio may maintain a balance in cash and cash equivalents that may range up to 40% of total assets.

The portfolio may invest in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

This portfolio is non-diversified.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

•

Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio’s yield will go down. If a significant amount of the portfolio’s assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

•

Convertible Securities – The market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The portfolio could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

•

Derivatives – Using derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives also can have a leveraging effect and increase portfolio volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. The portfolio’s investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.

•

Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

•	Focused Investing – To the extent the portfolio invests in a limited number of issuers, changes in the value of individual securities may have a significant impact on your investment.

•

Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

•

High-Yield Debt Securities – High-yield debt securities, or junk bonds, are securities that are rated below “investment grade” (that is, securities rated below Baa/BBB) or, if unrated, are considered by the sub-adviser to be of equivalent quality. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds have a higher risk of default, tend to be less liquid and may be more difficult to value.

•

Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

•
Market – The market prices of the portfolio’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

•
Non-Diversification – The portfolio is classified as “non-diversified,” which means it may invest in a larger percentage of its assets in one issuer than a diversified portfolio. To the extent the portfolio invests its assets in fewer issuers, the portfolio will be more susceptible to negative events affecting those issuers.

•
Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

•
Short Sales – A short sale may be effected by selling a security that the portfolio does not own. If the price of the security sold short increases, the portfolio would incur a loss; conversely, if the price declines, the portfolio will realize a gain.

Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The portfolio may also pay transaction costs and borrowing fees in connection with short sales.

•

Small- or Medium-Sized Companies – Small- or medium-sized companies may be more at risk than larger companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group.

•

Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy.

•
Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Prior to November 20, 2009, the portfolio was named Transamerica Legg Mason Partners All Cap VP, and had a different sub-adviser, a different investment objective and used different investment strategies.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return

Best Quarter:	09/30/2009	18.84%
Worst Quarter:	12/31/2008	-22.68%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception

Initial Class (commenced operations on May 3, 1999)	27.91%	0.29%	3.13%
Service Class (commenced operations on May 1, 2003)	27.57%	0.03%	5.27%
Standard & Poor’s 500 Composite Stock Index (reflects no deduction for fees, expenses, or taxes)	26.46%	0.42%	-0.95%
Russell 3000® Index[1] (reflects no deduction for fees, expenses, or taxes)	28.34%	0.76%	-0.20%

[1]

This index served as the benchmark for the portfolio prior to November 20, 2009, at which time it was replaced with the Standard & Poor’s 500 Composite Stock Index. This benchmark index change was made to more closely reflect the principal strategies of the portfolio.

Management:

Investment Adviser:	Sub-Adviser:

Transamerica Asset Management, Inc.	Transamerica Investment Management, LLC

Portfolio Managers:

Edward S. Han, Portfolio Manager (Lead) since 2009

Kirk J. Kim, Portfolio Manager (Lead) since 2009

Joshua D. Shaskan, CFA, Portfolio Manager (Lead) since 2009

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

TRANSAMERICA FOXHALL EMERGING MARKETS/PACIFIC RIM VP

Investment Objective: Seeks long-term growth of capital.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class of Shares

	Initial	Service

Management fees	0.90%	0.90%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.97%	0.97%
Acquired fund fees and expenses (fees and expenses of underlying funds)	0.48%	0.48%
Total annual fund operating expenses[a]	2.35%	2.60%
Expense reduction[b]	0.87%	0.87%
Total annual fund operating expenses after expense reduction[a]	1.48%	1.73%

[a]

Portfolio operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds’ fees and expenses.

[b]

Contractual arrangements have been made with the portfolio’s investment adviser, Transamerica Asset Management, Inc. (“TAM”), through April 30, 2011, to waive fees and/or reimburse portfolio expenses to the extent that the portfolio’s total operating expenses exceed 1.00%, excluding 12b-1 fees, extraordinary expenses and acquired (i.e., underlying) funds’ fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months if on any day the estimated annualized portfolio operating expenses are less than the cap, excluding 12b-1 fees, extraordinary expenses and acquired (i.e., underlying) funds’ fees and expenses. The expense cap may be terminated by the portfolio’s Board of Trustees at any time.

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years

Initial	$151	$681	$1,239	$2,759
Service	$176	$726	$1,302	$2,870

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 207% of the average value of the portfolio’s portfolio.

Principal Investment Strategies: The portfolio’s sub-adviser, Foxhall Capital Management, Inc. (“Foxhall”), seeks to achieve the portfolio’s objective by investing primarily in a combination of underlying exchange traded funds (“ETFs”) and money market mutual funds (collectively, the “underlying portfolios”).

•

Foxhall seeks to identify and follow long-term market trends and maintain flexibility to shift its allocation to more conservative investments when it believes markets are receding. Foxhall seeks to invest the portfolio in expanding global stock markets while controlling portfolio risk by exiting the market during recessionary trends.

•

When, based on certain technical market indicators, Foxhall believes the markets are in a long-term uptrend, the portfolio will invest, under normal circumstances, at least 80% of its net assets in ETFs that provide exposure to equity, fixed-income, currency or physical commodities that are economically tied to emerging markets or the Pacific Rim.

•

The portfolio management process is tactical and active. Foxhall regularly reviews the portfolio’s composition and makes changes to favor investments that its research indicates will provide the most favorable opportunity to achieve the portfolio’s objective. Foxhall may adjust the portfolio’s allocation between and among asset classes at any time and may therefore hold some positions for a relatively short period of time.

Foxhall may shift into a defensive investment profile if Foxhall believes global stock and bond markets are weakening or reflecting recession. The “defensive profile” is primarily U.S. Treasury ETFs and/or money market mutual funds. If Foxhall believes markets are continuing to weaken, it will choose to invest a greater portion of the portfolio in U.S. Treasury ETFs and/or money market funds. When Foxhall shifts to the defensive investment profile, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.

Each underlying portfolio has its own investment objective and principal investment strategies. The adviser for each underlying portfolio decides which securities to purchase and sell for that underlying portfolio.

Securities selection is based primarily on the relative strength of the securities. The portfolio will invest primarily in underlying funds, but may also invest directly in individual stocks, bonds, money market instruments, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). The portfolio will invest, directly or indirectly, in securities that are tied economically to a number of countries throughout the world and may invest more than 25% of its assets in one country.

It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

•

Active Trading – Certain portfolios are actively managed and, under appropriate circumstances, may purchase and sell securities without regard to the length of time held. A high portfolio turnover rate may have a negative impact on performance by increasing transaction costs and may generate greater tax liabilities for shareholders holding shares in taxable accounts.

•

Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio’s yield will go down. If a significant amount of the portfolio’s assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

•

Commodities – To the extent the portfolio invests in instruments whose performance is linked to the price of an underlying commodity or commodity index, the portfolio will be subject to the risks of investing in physical commodities, including regulatory, economic and political developments, weather events and natural disasters and market disruptions. The portfolio’s investment exposure to the commodities markets may subject the portfolio to greater volatility than investments in more traditional securities, such as stocks and bonds.

•

Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

•

Emerging Markets – Investing in the securities of issuers located in or principally doing business in emerging markets are subject to foreign securities risks. These risks are greater for investments in emerging markets.

•

Exchange Traded Funds – Equity-based ETFs are subject to risks similar to those of stocks; fixed income-based ETFs are subject to risks similar to those of bonds. ETF shares may trade at a premium or discount to NAV. ETFs are subject to secondary market trading risks.

•

Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

•

Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

•

Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to rapid price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

•

Hard Assets – The portfolio is subject to risks associated with investing indirectly in hard assets, including real estate, precious metals and natural resources, and can be significantly affected by events relating to these industries, including international political and economic developments, inflation, and other factors. The portfolio’s indirect investments in hard assets may experience substantial price fluctuations as a result of these factors, and may move independently of the trends of industrialized companies.

•

Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

•

Market – The market prices of the portfolio’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

•

Money Market Funds – An investment in a money market fund is not a bank deposit, and is not insured or guaranteed by the FDIC or any other government agency. Although money market funds seek to maintain a stable net asset value of $1.00 per share, it is possible to lose money by investing in a money market fund.

•

Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy.

•

Tactical Asset Allocation – The portfolio’s tactical asset management discipline may not work as intended. The portfolio may not achieve its objective and may not perform as well as other funds using asset management styles including those based on fundamental analysis or strategic asset allocation. The sub-adviser’s evaluations and assumptions in selecting underlying portfolio or individual securities may be incorrect in view of actual market conditions, and may result in owning securities that under perform other securities.

•

Tax – In order to qualify as a regulated investment company (“RIC”) under the Internal Revenue Code, the portfolio must meet certain requirements regarding, among other things, the source of its income. Any income the portfolio derives from investments in certain hard asset ETFs, such as commodity ETFs, must be limited to a maximum of 10% of the portfolio’s gross income. If the portfolio fails to qualify as a RIC, the portfolio will be subject to federal income tax on its net income at regular corporate rates (without reduction for distributions to shareholders). When distributed, that income would also be taxable to shareholders as an ordinary dividend to the extent attributable to the portfolio’s earnings and profits. If the portfolio were to fail to qualify as a RIC and become subject to federal income tax, shareholders of the portfolio would be subject to the risks of diminished returns.

•

Underlying Funds or Portfolios – Because the portfolio invests its assets in various underlying portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. Each of the underlying portfolios in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying portfolios’ shares and therefore the value of the portfolio’s investments. There can be no assurance that the investment objective of any underlying portfolio will be achieved. To the extent that the portfolio invests more of its assets in one underlying portfolio than in another, the portfolio will have greater exposure to the risks of that underlying portfolio. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the portfolio’s prospectus identifies certain risks of each underlying portfolio.

•

Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

Performance: No performance is shown for the portfolio. Performance information will appear in a future version of this prospectus once the portfolio has a full calendar year of performance information to report to investors.

Management:

Investment Adviser:	Sub-Adviser:

Transamerica Asset Management, Inc.	Foxhall Capital Management, Inc.

Portfolio Managers:

Paul Dietrich, Portfolio Manager since 2009

David H. Morton, Portfolio Manager since 2009

David Sade, Assistant Portfolio Manager since 2009

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

TRANSAMERICA FOXHALL GLOBAL CONSERVATIVE VP

Investment Objective: Seeks modest growth and preservation of capital.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class of Shares

	Initial	Service

Management fees	0.90%	0.90%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	2.77%	2.77%
Acquired fund fees and expenses (fees and expenses of underlying funds)	0.31%	0.31%
Total annual fund operating expenses[a]	3.98%	4.23%
Expense reduction[b]	2.67%	2.67%
Total annual fund operating expenses after expense reduction[a]	1.31%	1.56%

[a]

Portfolio operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds’ fees and expenses.

[b]

Contractual arrangements have been made with the portfolio’s investment adviser, Transamerica Asset Management, Inc. (“TAM”), through April 30, 2011, to waive fees and/or reimburse portfolio expenses to the extent that the portfolio’s total operating expenses exceed 1.00%, excluding 12b-1 fees, extraordinary expenses and acquired (i.e., underlying) funds’ fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months if on any day the estimated annualized portfolio operating expenses are less than the cap, excluding 12b-1 fees, extraordinary expenses and acquired (i.e., underlying) funds’ fees and expenses. The expense cap may be terminated by the portfolio’s Board of Trustees at any time.

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years

Initial	$133	$997	$1,876	$4,142
Service	$159	$1,041	$1,936	$4,236

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 198% of the average value of the portfolio’s portfolio.

Principal Investment Strategies: The portfolio’s sub-adviser, Foxhall Capital Management, Inc. (“Foxhall”), seeks to achieve the portfolio’s objective by investing primarily in a combination of underlying exchange traded funds (“ETFs”) and money market mutual funds (collectively, the “underlying portfolios”).

•

Foxhall seeks to identify and follow long-term market trends and maintain flexibility to shift its allocation to more conservative investments when it believes markets are receding. Foxhall seeks to invest the portfolio in expanding global stock markets while controlling portfolio risk by exiting markets during recessionary trends.

•

When, based on certain technical market indicators, Foxhall believes the markets are in a long-term uptrend, the portfolio will invest, under normal circumstances, approximately 75% of its net assets in ETFs representing debt securities of various maturities and credit quality, of companies and governments worldwide, commodities, foreign or U.S. currency and money market instruments, and approximately 25% of its net assets in ETFs representing stocks in companies all over the world. These percentages may vary.

•

The portfolio management process is tactical and active. Foxhall regularly reviews the portfolio’s composition and makes changes to favor investments that its research indicates will provide the most favorable opportunity to achieve the portfolio’s objective. Foxhall may adjust the portfolio’s allocation between and among asset classes at any time and may therefore hold some positions for a relatively short period of time.

•

If, based on several technical markets, Foxhall believes the markets are in a downtrend, the portfolio will shift assets out of stock-based ETFs and into fixed-income ETFs and/or money market mutual funds.

Foxhall may shift into a defensive investment profile if Foxhall believes the global stock and bond markets are weakening or reflecting recession. The “defensive profile” is primarily U.S. Treasury ETFs and/or money market mutual funds. If Foxhall believes markets are continuing to weaken, it will choose to invest a greater portion of the portfolio in U.S. Treasury ETFs and/or money market funds.

Each underlying portfolio has its own investment objective and principal investment strategies. The adviser for each underlying portfolio decides which securities to purchase and sell for that underlying portfolio.

Securities selection is based primarily on the relative strength of the securities. The portfolio will invest primarily in underlying portfolios, but may also invest directly in individual stocks, bonds, money market instruments, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). The portfolio will invest, directly or indirectly, in securities that are tied economically to a number of countries throughout the world and may invest more than 25% of its assets in one country.

It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval.

The portfolio may be a significant shareholder in certain underlying portfolios.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

•

Active Trading – Certain portfolios are actively managed and, under appropriate circumstances, may purchase and sell securities without regard to the length of time held. A high portfolio turnover rate may have a negative impact on performance by increasing transaction costs and may generate greater tax liabilities for shareholders holding shares in taxable accounts.

•

Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio’s yield will go down. If a significant amount of the portfolio’s assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

•

Commodities – To the extent the portfolio invests in instruments whose performance is linked to the price of an underlying commodity or commodity index, the portfolio will be subject to the risks of investing in physical commodities, including regulatory, economic and political developments, weather events and natural disasters and market disruptions. The portfolio’s investment exposure to the commodities markets may subject the portfolio to greater volatility than investments in more traditional securities, such as stocks and bonds.

•

Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

•

Emerging Markets – Investing in the securities of issuers located in or principally doing business in emerging markets are subject to foreign securities risks. These risks are greater for investments in emerging markets.

•

Exchange Traded Funds – Equity-based ETFs are subject to risks similar to those of stocks; fixed income-based ETFs are subject to risks similar to those of bonds. ETF shares may trade at a premium or discount to NAV. ETFs are subject to secondary market trading risks.

•

Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

•

Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

•

Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to rapid price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

•

Hard Assets – The portfolio is subject to risks associated with investing indirectly in hard assets, including real estate, precious metals and natural resources, and can be significantly affected by events relating to these industries, including international political and economic developments, inflation, and other factors. The portfolio’s indirect investments in hard assets may experience substantial price fluctuations as a result of these factors, and may move independently of the trends of industrialized companies.

•

Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

•

Market – The market prices of the portfolio’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

•

Money Market Funds – An investment in a money market fund is not a bank deposit, and is not insured or guaranteed by the FDIC or any other government agency. Although money market funds seek to maintain a stable net asset value of $1.00 per share, it is possible to lose money by investing in a money market fund.

•

Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy.

•

Tactical Asset Allocation – The portfolio’s tactical asset management discipline may not work as intended. The portfolio may not achieve its objective and may not perform as well as other funds using asset management styles including those based on fundamental analysis or strategic asset allocation. The sub-adviser’s evaluations and assumptions in selecting underlying portfolio or individual securities may be incorrect in view of actual market conditions, and may result in owning securities that under perform other securities.

•

Tax – In order to qualify as a regulated investment company (“RIC”) under the Internal Revenue Code, the portfolio must meet certain requirements regarding, among other things, the source of its income. Any income the portfolio derives from investments in certain hard asset ETFs, such as commodity ETFs, must be limited to a maximum of 10% of the portfolio’s gross income. If the portfolio fails to qualify as a RIC, the portfolio will be subject to federal income tax on its net income at regular corporate rates (without reduction for distributions to shareholders). When distributed, that income would also be taxable to shareholders as an ordinary dividend to the extent attributable to the portfolio’s earnings and profits. If the portfolio were to fail to qualify as a RIC and become subject to federal income tax, shareholders of the portfolio would be subject to the risks of diminished returns.

•

Underlying Funds or Portfolios – Because the portfolio invests its assets in various underlying portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. Each of the underlying portfolios in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying portfolios’ shares and therefore the value of the portfolio’s investments. There can be no assurance that the investment objective of any underlying portfolio will be achieved. To the extent that the portfolio invests more of its assets in one underlying portfolio than in another, the portfolio will have greater exposure to the risks of that underlying portfolio. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the portfolio’s prospectus identifies certain risks of each underlying portfolio.

•

Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

Performance: No performance is shown for the portfolio. Performance information will appear in a future version of this prospectus once the portfolio has a full calendar year of performance information to report to investors.

Management:

Investment Adviser:	Sub-Adviser:

Transamerica Asset Management, Inc.	Foxhall Capital Management, Inc.

Portfolio Managers:

Paul Dietrich, Portfolio Manager since 2009

David H. Morton, Portfolio Manager since 2009

David Sade, Assistant Portfolio Manager since 2009

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

TRANSAMERICA FOXHALL GLOBAL GROWTH VP

Investment Objective: Seeks long-term growth of capital.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class of Shares

	Initial	Service

Management fees	0.90%	0.90%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.97%	0.97%
Acquired fund fees and expenses (fees and expenses of underlying funds)	0.46%	0.46%
Total annual fund operating expenses[a]	2.33%	2.58%
Expense reduction[b]	0.87%	0.87%
Total annual fund operating expenses after expense reduction[a]	1.46%	1.71%

[a]

Portfolio operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds’ fees and expenses.

[b]

Contractual arrangements have been made with the portfolio’s investment adviser, Transamerica Asset Management, Inc. (“TAM”), through April 30, 2011, to waive fees and/or reimburse portfolio expenses to the extent that the portfolio’s total operating expenses exceed 1.00%, excluding 12b-1 fees, extraordinary expenses and acquired (i.e., underlying) funds’ fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months if on any day the estimated annualized portfolio operating expenses are less than the cap, excluding 12b-1 fees, extraordinary expenses and acquired (i.e., underlying) funds’ fees and expenses. The expense cap may be terminated by the portfolio’s Board of Trustees at any time.

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years

Initial	$149	$675	$1,229	$2,739
Service	$174	$720	$1,292	$2,850

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 255% of the average value of the portfolio’s portfolio.

Principal Investment Strategies: The portfolio’s sub-adviser, Foxhall Capital Management, Inc. (“Foxhall”), seeks to achieve the portfolio’s objective by investing primarily in a combination of underlying exchange traded funds (“ETFs”) and money market mutual funds (collectively, the “underlying portfolios”).

•

Foxhall seeks to identify and follow long-term market trends and maintain flexibility to shift its allocation to more conservative investments when it believes markets are receding. Foxhall seeks to invest the portfolio in expanding global stock markets while controlling portfolio risk by exiting the market during recessionary trends.

•

When, based on certain technical market indicators, Foxhall believes the markets are in a long-term uptrend, the portfolio will invest, under normal circumstances, at least 80% of its net assets in equity ETFs representing stocks in companies all over the world, commodities or foreign or U.S. currency. The portfolio will invest approximately 60% in developed markets ETFs; 30% in emerging markets and Pacific Rim ETFs; and 10% in hard assets ETFs (such as real estate, precious metals and natural resources).

•

The portfolio management process is tactical and active. Foxhall regularly reviews the portfolio’s composition and makes changes to favor investments that its research indicates will provide the most favorable opportunity to achieve the portfolio’s objective. Foxhall may adjust the portfolio’s allocation between and among asset classes at any time and may therefore hold some positions for a relatively short period of time.

•

If, based on several technical markets, Foxhall believes the markets are in a downtrend, the portfolio will shift assets out of stock-based ETFs and into fixed-income ETFs and/or money market mutual funds.

Foxhall may shift into a defensive investment profile if Foxhall believes global stock and bond markets indicate are weakening or reflecting recession. The “defensive profile” is primarily U.S. Treasury ETFs and/or money market mutual funds. If Foxhall believes markets are continuing to weaken, Foxhall will choose to invest a greater portion of the portfolio in U.S. Treasury ETFs and/or money market funds. When Foxhall shifts to the defensive investment profile, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.

Each underlying portfolio has its own investment objective and principal investment strategies. The adviser for each underlying portfolio decides which securities to purchase and sell for that underlying portfolio.

Securities selection is based primarily on the relative strength of the securities. The portfolio will invest primarily in underlying funds, but may also invest directly in individual stocks, bonds, money market instruments, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). The portfolio will invest, directly or indirectly, in securities that are tied economically to a number of countries throughout the world and may invest more than 25% of its assets in one country.

It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval.

The portfolio may be a significant shareholder in certain underlying portfolios.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

•

Active Trading – Certain portfolios are actively managed and, under appropriate circumstances, may purchase and sell securities without regard to the length of time held. A high portfolio turnover rate may have a negative impact on performance by increasing transaction costs and may generate greater tax liabilities for shareholders holding shares in taxable accounts.

•

Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio’s yield will go down. If a significant amount of the portfolio’s assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

•

Commodities – To the extent the portfolio invests in instruments whose performance is linked to the price of an underlying commodity or commodity index, the portfolio will be subject to the risks of investing in physical commodities, including regulatory, economic and political developments, weather events and natural disasters and market disruptions. The portfolio’s investment exposure to the commodities markets may subject the portfolio to greater volatility than investments in more traditional securities, such as stocks and bonds.

•

Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

•
Emerging Markets – Investing in the securities of issuers located in or principally doing business in emerging markets are subject to foreign securities risks. These risks are greater for investments in emerging markets.

•

Exchange Traded Funds – Equity-based ETFs are subject to risks similar to those of stocks; fixed income-based ETFs are subject to risks similar to those of bonds. ETF shares may trade at a premium or discount to NAV. ETFs are subject to secondary market trading risks.

•

Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

•

Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

•

Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to rapid price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

•

Hard Assets – The portfolio is subject to risks associated with investing indirectly in hard assets, including real estate, precious metals and natural resources, and can be significantly affected by events relating to these industries, including international political and economic developments, inflation, and other factors. The portfolio’s indirect investments in hard assets may experience substantial price fluctuations as a result of these factors, and may move independently of the trends of industrialized companies.

•

Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

•
Market – The market prices of the portfolio’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

•

Money Market Funds – An investment in a money market fund is not a bank deposit, and is not insured or guaranteed by the FDIC or any other government agency. Although money market funds seek to maintain a stable net asset value of $1.00 per share, it is possible to lose money by investing in a money market fund.

•

Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy.

•
Tactical Asset Allocation – The portfolio’s tactical asset management discipline may not work as intended. The portfolio may not achieve its objective and may not perform as well as other funds using asset management styles including those based on fundamental analysis or strategic asset allocation. The sub-adviser’s evaluations and assumptions in selecting underlying portfolio or individual securities may be incorrect in view of actual market conditions, and may result in owning securities that under perform other securities.

•
Tax – In order to qualify as a regulated investment company (“RIC”) under the Internal Revenue Code, the portfolio must meet certain requirements regarding, among other things, the source of its income. Any income the portfolio derives from investments in certain hard asset ETFs, such as commodity ETFs, must be limited to a maximum of 10% of the portfolio’s gross income. If the portfolio fails to qualify as a RIC, the portfolio will be subject to federal income tax on its net income at regular corporate rates (without reduction for distributions to shareholders). When distributed, that income would also be taxable to shareholders as an ordinary dividend to the extent attributable to the portfolio’s earnings and profits. If the portfolio were to fail to qualify as a RIC and become subject to federal income tax, shareholders of the portfolio would be subject to the risks of diminished returns.

•
Underlying Funds or Portfolios – Because the portfolio invests its assets in various underlying portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. Each of the underlying portfolios in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying portfolios’ shares and therefore the value of the portfolio’s investments. There can be no assurance that the investment objective of any underlying portfolio will be achieved. To the extent that the portfolio invests more of its assets in one underlying portfolio than in another, the portfolio will have greater exposure to the risks of that underlying portfolio. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the portfolio’s prospectus identifies certain risks of each underlying portfolio.

Performance: No performance is shown for the portfolio. Performance information will appear in a future version of this prospectus once the portfolio has a full calendar year of performance information to report to investors.

Management:

Investment Adviser:	Sub-Adviser:

Transamerica Asset Management, Inc.	Foxhall Capital Management, Inc.

Portfolio Managers:

Paul Dietrich, Portfolio Manager since 2009

David H. Morton, Portfolio Manager since 2009

David Sade, Assistant Portfolio Manager since 2009

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

TRANSAMERICA FOXHALL GLOBAL HARD ASSET VP

Investment Objective: Seeks long-term growth of capital.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class of Shares

	Initial	Service

Management fees	0.90%	0.90%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	1.29%	1.29%
Acquired fund fees and expenses (fees and expenses of underlying funds)	0.50%	0.50%
Total annual fund operating expenses[a]	2.69%	2.94%
Expense reduction[b]	1.19%	1.19%
Total annual fund operating expenses after expense reduction[a]	1.50%	1.75%

[a]

Portfolio operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds’ fees and expenses.

[b]

Contractual arrangements have been made with the portfolio’s investment adviser, Transamerica Asset Management, Inc. (“TAM”), through April 30, 2011, to waive fees and/or reimburse portfolio expenses to the extent that the portfolio’s total operating expenses exceed 1.00%, excluding 12b-1 fees, extraordinary expenses and acquired (i.e., underlying) funds’ fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months if on any day the estimated annualized portfolio operating expenses are less than the cap, excluding 12b-1 fees, extraordinary expenses and acquired (i.e., underlying) funds’ fees and expenses. The expense cap may be terminated by the portfolio’s Board of Trustees at any time.

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years

Initial	$153	$753	$1,380	$3,070
Service	$178	$798	$1,443	$3,177

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 248% of the average value of the portfolio’s portfolio.

Principal Investment Strategies: The portfolio’s sub-adviser, Foxhall Capital Management, Inc. (“Foxhall”), seeks to achieve the portfolio’s objective by investing primarily in a combination of underlying exchange traded funds (“ETFs”) and money market mutual funds (collectively, the “underlying portfolios”).

•

Foxhall seeks to identify and follow long-term market trends and maintain flexibility to shift its allocation to more conservative investments when it believes markets are receding. Foxhall seeks to invest the portfolio in expanding global stock markets while controlling portfolio risk by exiting the market during recessionary trends.

•

When, based on certain technical market indicators, Foxhall believes the markets are in a long-term uptrend, the portfolio will invest, under normal circumstances, at least 80% of its net assets in ETFs that track “hard assets.” Hard assets include precious metals, natural resources, real estate and commodities.

•

The portfolio management process is tactical and active. Foxhall regularly reviews the portfolio’s composition and makes changes to favor investments that its research indicates will provide the most favorable opportunity to achieve the portfolio’s objective. Foxhall may adjust the portfolio’s allocation between and among asset classes at any time and may therefore hold some positions for a relatively short period of time.

•
If, based on several technical markets, Foxhall believes the markets are in a downtrend, the portfolio will shift assets out of stock-based ETFs and into fixed-income ETFs and/or money market mutual funds.

Foxhall may shift into a defensive investment profile if Foxhall believes global stock and bond markets indicate are weakening or reflecting recession. The “defensive profile” is primarily U.S. Treasury ETFs and/or money market mutual funds. If Foxhall believes markets are continuing to weaken, Foxhall will choose to invest a greater portion of the portfolio in U.S. Treasury ETFs and/or money market funds. When Foxhall shifts to the defensive investment profile, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.

Securities selection is based primarily on the relative strength of the securities. The portfolio will invest primarily in underlying funds, but may also invest directly in individual stocks, bonds, money market instruments, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”).

It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.

Each underlying fund has its own investment objective and principal investment strategies. The adviser for each underlying fund decides which securities to purchase and sell for that underlying fund.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval.

The portfolio may be a significant shareholder in certain underlying portfolios.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

•

Active Trading – Certain portfolios are actively managed and, under appropriate circumstances, may purchase and sell securities without regard to the length of time held. A high portfolio turnover rate may have a negative impact on performance by increasing transaction costs and may generate greater tax liabilities for shareholders holding shares in taxable accounts.

•

Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio’s yield will go down. If a significant amount of the portfolio’s assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

•

Commodities – To the extent the portfolio invests in instruments whose performance is linked to the price of an underlying commodity or commodity index, the portfolio will be subject to the risks of investing in physical commodities, including regulatory, economic and political developments, weather events and natural disasters and market disruptions. The portfolio’s investment exposure to the commodities markets may subject the portfolio to greater volatility than investments in more traditional securities, such as stocks and bonds.

•

Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

•
Emerging Markets – Investing in the securities of issuers located in or principally doing business in emerging markets are subject to foreign securities risks. These risks are greater for investments in emerging markets.

•

Exchange Traded Funds – Equity-based ETFs are subject to risks similar to those of stocks; fixed income-based ETFs are subject to risks similar to those of bonds. ETF shares may trade at a premium or discount to NAV. ETFs are subject to secondary market trading risks.

•
Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

•

Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

•

Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to rapid price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

•

Hard Assets – The portfolio is subject to risks associated with investing indirectly in hard assets, including real estate, precious metals and natural resources, and can be significantly affected by events relating to these industries, including international political and economic developments, inflation, and other factors. The portfolio’s indirect investments in hard assets may experience substantial price fluctuations as a result of these factors, and may move independently of the trends of industrialized companies.

•
Market – The market prices of the portfolio’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

•

Money Market Funds – An investment in a money market fund is not a bank deposit, and is not insured or guaranteed by the FDIC or any other government agency. Although money market funds seek to maintain a stable net asset value of $1.00 per share, it is possible to lose money by investing in a money market fund.

•

Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy.

•
Tactical Asset Allocation – The portfolio’s tactical asset management discipline may not work as intended. The portfolio may not achieve its objective and may not perform as well as other funds using asset management styles including those based on fundamental analysis or strategic asset allocation. The sub-adviser’s evaluations and assumptions in selecting underlying portfolio or individual securities may be incorrect in view of actual market conditions, and may result in owning securities that under perform other securities.

•
Tax – In order to qualify as a regulated investment company (“RIC”) under the Internal Revenue Code, the portfolio must meet certain requirements regarding, among other things, the source of its income. Any income the portfolio derives from investments in certain hard asset ETFs, such as commodity ETFs, must be limited to a maximum of 10% of the portfolio’s gross income. If the portfolio fails to qualify as a RIC, the portfolio will be subject to federal income tax on its net income at regular corporate rates (without reduction for distributions to shareholders). When distributed, that income would also be taxable to shareholders as an ordinary dividend to the extent attributable to the portfolio’s earnings and profits. If the portfolio were to fail to qualify as a RIC and become subject to federal income tax, shareholders of the portfolio would be subject to the risks of diminished returns.

•
Underlying Funds or Portfolios – Because the portfolio invests its assets in various underlying portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. Each of the underlying portfolios in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying portfolios’ shares and therefore the value of the portfolio’s investments. There can be no assurance that the investment objective of any underlying portfolio will be achieved. To the extent that the portfolio invests more of its assets in one underlying portfolio than in another, the portfolio will have greater exposure to the risks of that underlying portfolio. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the portfolio’s prospectus identifies certain risks of each underlying portfolio.

Performance: No performance is shown for the portfolio. Performance information will appear in a future version of this prospectus once the portfolio has a full calendar year of performance information to report to investors.

Management:

Investment Adviser:	Sub-Adviser:

Transamerica Asset Management, Inc.	Foxhall Capital Management, Inc.

Portfolio Managers:

Paul Dietrich, Portfolio Manager since 2009

David H. Morton, Portfolio Manager since 2009

David Sade, Assistant Portfolio Manager since 2009

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

TRANSAMERICA GROWTH OPPORTUNITIES VP

Investment Objective: Seeks to maximize long-term growth.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class of Shares

	Initial	Service

Management fees	0.80%	0.80%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.08%	0.08%
Total annual fund operating expenses	0.88%	1.13%

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years

Initial	$90	$313	$554	$1,246
Service	$115	$359	$622	$1,375

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 60% of the average value of the portfolio’s portfolio.

Principal Investment Strategies: Transamerica Investment Management, LLC (“TIM”), the portfolio’s sub-adviser, under normal circumstances, invests at least 65% of the portfolio’s assets in equity securities. A significant portion of the portfolio’s assets may be invested in the securities of companies with small- and medium-sized market capitalization whose market capitalization or annual revenues are no more than $10 billion at the time of purchase. TIM uses a “bottom-up” approach to investing and builds the portfolio one company at a time by investing portfolio assets in equity securities such as common stocks, preferred stocks, rights, warrants and securities convertible into or exchangeable for common stocks of small and medium capitalization companies. A “bottom-up” approach is looking at individual companies against the context of broader market factors.

TIM selects stocks that are issued by U.S. companies which, in its opinion, show strong potential for steady growth; high barriers to competition; and experienced management. TIM believes that companies with small- and medium-sized capitalization levels are less actively followed by security analysts, and, therefore, they may be undervalued, providing strong opportunities for a rise in value.

The portfolio may invest in debt securities in pursuit of its investment objective.

The portfolio may invest in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

•

Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio’s yield will go down. If a significant amount of the portfolio’s assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

•

Convertible Securities – The market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The portfolio could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

•

Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

•

Derivatives – Using derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives also can have a leveraging effect and increase portfolio volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. The portfolio’s investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.

•

Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

•

Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

•

Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to rapid price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

•

Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

•

Market – The market prices of the portfolio’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

•

Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

•

Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.

•

Small- or Medium-Sized Companies – Small- or medium-sized companies may be more at risk than larger companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group.

•

Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy.

•

Warrants and Rights – Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company, and cease to have value if not exercised prior to the expiration date.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Small Company Portfolio of Transamerica Variable Insurance Fund, Inc., which employed different strategies.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return

Best Quarter:	06/30/2009	20.36%
Worst Quarter:	12/31/2008	-24.04%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception

Initial Class (commenced operations on May 2, 2001)	36.86%	3.99%	6.90%
Service Class (commenced operations on May 1, 2003)	36.52%	3.73%	9.01%
Russell Midcap® Growth Index (reflects no deduction for fees, expenses, or taxes)	46.29%	2.40%	2.26%

Management:

Investment Adviser:	Sub-Adviser:

Transamerica Asset Management, Inc.	Transamerica Investment Management, LLC

Portfolio Managers:

Edward S. Han, Portfolio Manager (Lead) since 2005

John J. Huber, CFA, Portfolio Manager (Lead) since 2005

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

TRANSAMERICA HANLON BALANCED VP

Investment Objective: Seeks current income and capital appreciation.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class of Shares

	Initial	Service

Management fees	0.90%	0.90%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	1.16%	1.16%
Acquired fund fees and expenses (fees and expenses of underlying funds)	0.49%	0.49%
Total annual fund operating expenses[a]	2.55%	2.80%
Expense reduction[b]	1.06%	1.06%
Total annual fund operating expenses after expense reduction[a]	1.49%	1.74%

[a]

Portfolio operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds’ fees and expenses.

[b]

Contractual arrangements have been made with the portfolio’s investment adviser, Transamerica Asset Management, Inc. (“TAM”), through April 30, 2011, to waive fees and/or reimburse portfolio expenses to the extent that the portfolio’s total operating expenses exceed 1.00%, excluding 12b-1 fees, extraordinary expenses and acquired (i.e., underlying) funds’ fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months if on any day the estimated annualized portfolio operating expenses are less than the cap, excluding 12b-1 fees, extraordinary expenses and acquired (i.e., underlying) funds’ fees and expenses. The expense cap may be terminated by the portfolio’s Board of Trustees at any time.

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years

Initial	$152	$723	$1,322	$2,943
Service	$177	$768	$1,385	$3,051

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 48% of the average value of the portfolio’s portfolio.

Principal Investment Strategies: The portfolio seeks to achieve its objective by investing primarily in a combination of underlying exchange traded funds (“ETFs”), closed-end funds, and money market mutual funds (collectively, the “underlying portfolios”).

•

The portfolio’s sub-adviser, Hanlon Investment Management, Inc. (“Hanlon”), seeks to achieve the portfolio’s objective by utilizing a tactical and strategic asset allocation process. Tactical management of the portfolio involves active allocation in and out of major asset classes, while the strategic asset allocation management involves seeking to identify and select the best asset classes within the major asset classes to invest in. Hanlon believes that identifying positive trends in asset class price patterns is critical to long term investment success. Hanlon attempts to invest the portfolio’s assets during productive markets and to exit or stay out of markets that are displaying unproductive price trends.

•

Under normal circumstances, the portfolio’s equity allocation will generally vary between 25% and 75% of its net assets. The equity allocation may involve any combination of domestic and non-U.S. ETFs or closed-end funds, consisting of any mixture of large, medium and small-cap styles and pursuing growth or value strategies. The portfolio’s bond allocation will generally vary between 25% and 75% of its net assets, and may include domestic and non-U.S. government and corporate bonds of any credit rating. Hanlon may also invest in currency, commodity, real estate and interest rate ETFs or closed-end funds. The portfolio’s money market allocation will consist of all money not invested in ETFs or closed-end funds.

•

The portfolio uses a tactical and strategic asset allocation strategy. This involves Hanlon regularly reviewing the portfolio’s allocation and making changes to favor investments it believes will provide the most favorable opportunity for achieving the portfolio’s objective. Hanlon may actively adjust the portfolio’s allocation between and among asset classes at any time to take advantage of short-term market opportunities, and may therefore hold some positions for a relatively short period of time. Other allocation decisions will be strategic and longer-term in nature. Hanlon will attempt to capture short-term market opportunities by actively trading the underlying portfolios.

•

Hanlon may take a temporary defensive position if there are inadequate investment opportunities due to adverse or unstable market, economic, political or other conditions. If Hanlon does so, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.

Each underlying portfolio has its own investment objective and principal investment strategies. The adviser for each underlying portfolio decides which securities to purchase and sell for that underlying portfolio.

It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval.

The portfolio may be a significant shareholder in certain underlying portfolios.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

•

Active Trading – Certain portfolios are actively managed and, under appropriate circumstances, may purchase and sell securities without regard to the length of time held. A high portfolio turnover rate may have a negative impact on performance by increasing transaction costs and may generate greater tax liabilities for shareholders holding shares in taxable accounts.

•

Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio’s yield will go down. If a significant amount of the portfolio’s assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

•

Commodities – To the extent the portfolio invests in instruments whose performance is linked to the price of an underlying commodity or commodity index, the portfolio will be subject to the risks of investing in physical commodities, including regulatory, economic and political developments, weather events and natural disasters and market disruptions. The portfolio’s investment exposure to the commodities markets may subject the portfolio to greater volatility than investments in more traditional securities, such as stocks and bonds.

•

Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

•

Emerging Markets – Investing in the securities of issuers located in or principally doing business in emerging markets are subject to foreign securities risks. These risks are greater for investments in emerging markets.

•

Exchange Traded Funds – Equity-based ETFs are subject to risks similar to those of stocks; fixed income-based ETFs are subject to risks similar to those of bonds. ETF shares may trade at a premium or discount to NAV. ETFs are subject to secondary market trading risks.

•

Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

•

Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

•

Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to rapid price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

•

High-Yield Debt Securities – High-yield debt securities, or junk bonds, are securities that are rated below “investment grade” (that is, securities rated below Baa/BBB) or, if unrated, are considered by the sub-adviser to be of equivalent quality. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds have a higher risk of default, tend to be less liquid and may be more difficult to value.

•

Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

•

Investment Companies – To the extent that an underlying portfolio invests in other investment companies, such as exchange-traded funds, it is subject to the risks of these investment companies and bears its pro rata share of the investment companies’ expenses.

•

Market – The market prices of the portfolio’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

•

Money Market Funds – An investment in a money market fund is not a bank deposit, and is not insured or guaranteed by the FDIC or any other government agency. Although money market funds seek to maintain a stable net asset value of $1.00 per share, it is possible to lose money by investing in a money market fund.

•

Real Estate Securities – Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include declines in the value of real estate, adverse general and local economic conditions, increased competition, overbuilding and changes in operating expenses, property taxes or interest rates. REITs are one type of real estate security. A REIT’s performance depends on the types and locations of the properties it owns and how well it manages those properties or loan financings. REITs are subject to a highly technical tax structure, and the failure to qualify as a REIT could result in corporate-level taxation, significantly reducing the return on an investment to the portfolio.

•

Small- or Medium-Sized Companies – Small- or medium-sized companies may be more at risk than larger companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group.

•

Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy.

•

Tactical Asset Allocation – The portfolio’s tactical asset management discipline may not work as intended. The portfolio may not achieve its objective and may not perform as well as other funds using asset management styles including those based on fundamental analysis or strategic asset allocation. The sub-adviser’s evaluations and assumptions in selecting underlying portfolio or individual securities may be incorrect in view of actual market conditions, and may result in owning securities that under perform other securities.

•

Underlying Funds or Portfolios – Because the portfolio invests its assets in various underlying portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. Each of the underlying portfolios in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying portfolios’ shares and therefore the value of the portfolio’s investments. There can be no assurance that the investment objective of any underlying portfolio will be achieved. To the extent that the portfolio invests more of its assets in one underlying portfolio than in another, the portfolio will have greater exposure to the risks of that underlying portfolio. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the portfolio’s prospectus identifies certain risks of each underlying portfolio.

•

Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

Performance: No performance is shown for the portfolio. Performance information will appear in a future version of this prospectus once the portfolio has a full calendar year of performance information to report to investors.

Management:

Investment Adviser:	Sub-Adviser:

Transamerica Asset Management, Inc.	Hanlon Investment Management, Inc.

Portfolio Managers:

Sean Hanlon, Portfolio Manager since 2009

Jeff Vogl, Assistant Portfolio Manager since 2009

Donald Williams, Portfolio Manager since 2009

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

TRANSAMERICA HANLON GROWTH VP

Investment Objective: Seeks long-term capital appreciation.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class of Shares

	Initial	Service

Management fees	0.90%	0.90%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.63%	0.63%
Acquired fund fees and expenses (fees and expenses of underlying funds)	0.49%	0.49%
Total annual fund operating expenses[a]	2.02%	2.27%
Expense reduction[b]	0.53%	0.53%
Total annual fund operating expenses after expense reduction[a]	1.49%	1.74%

[a]

Portfolio operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds’ fees and expenses.

[b]

Contractual arrangements have been made with the portfolio’s investment adviser, Transamerica Asset Management, Inc. (“TAM”), through April 30, 2011, to waive fees and/or reimburse portfolio expenses to the extent that the portfolio’s total operating expenses exceed 1.00%, excluding 12b-1 fees, extraordinary expenses and acquired (i.e., underlying) funds’ fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months if on any day the estimated annualized portfolio operating expenses are less than the cap, excluding 12b-1 fees, extraordinary expenses and acquired (i.e., underlying) funds’ fees and expenses. The expense cap may be terminated by the portfolio’s Board of Trustees at any time.

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years

Initial	$152	$614	$1,102	$2,450
Service	$177	$659	$1,167	$2,564

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 68% of the average value of the portfolio’s portfolio.

Principal Investment Strategies: The portfolio seeks to achieve its objective by investing primarily in a combination of underlying exchange traded funds (“ETFs”), closed-end funds, and money market mutual funds (collectively, the “underlying portfolios”).

•

The portfolio’s sub-adviser, Hanlon Investment Management, Inc. (“Hanlon”), seeks to achieve the portfolio’s objective by utilizing a tactical and strategic asset allocation process. Tactical management of the portfolio involves active allocation in and out of major asset classes, while the strategic asset allocation management involves seeking to identify and select the best asset classes within the major asset classes to invest in. Hanlon believes that identifying positive trends in asset class price patterns is critical to long term investment success. Hanlon attempts to invest the portfolio’s assets during productive markets and to exit or stay out of markets that are displaying unproductive price trends.

•

Under normal circumstances, the portfolio’s equity allocation will vary between 0% and 100% of its net assets. The equity allocation may involve any combination of domestic and non-U.S. ETFs or closed-end funds, consisting of any mixture of large, medium and small-cap styles. Under certain circumstances, up to 100% of the portfolio could be allocated to bond ETFs or closed-end funds (which may include domestic and non-U.S. government and corporate bonds of any credit rating). Hanlon may also invest in currency, commodity, real estate and interest rate ETFs or closed-end funds. The portfolio’s money market allocation will consist of all money not invested in ETFs or closed-end funds.

•

The portfolio uses a tactical and strategic asset allocation strategy. This involves Hanlon regularly reviewing the portfolio’s allocation and making changes to favor investments it believes will provide the most favorable opportunity for achieving the portfolio’s objective. Hanlon may actively adjust the portfolio’s allocation between and among asset classes at any time to take advantage of short-term market opportunities, and may therefore hold some positions for a relatively short period of time. Other allocation decisions will be strategic and longer-term in nature. Hanlon will attempt to capture short-term market opportunities by actively trading the underlying portfolios.

•

Hanlon may take a temporary defensive position if there are inadequate investment opportunities due to adverse or unstable market, economic, political or other conditions. If Hanlon does so, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.

Each underlying portfolio has its own investment objective and principal investment strategies. The adviser for each underlying portfolio decides which securities to purchase and sell for that underlying portfolio.

It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval.

The portfolio may be a significant shareholder in certain underlying portfolios.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

•

Active Trading – Certain portfolios are actively managed and, under appropriate circumstances, may purchase and sell securities without regard to the length of time held. A high portfolio turnover rate may have a negative impact on performance by increasing transaction costs and may generate greater tax liabilities for shareholders holding shares in taxable accounts.

•

Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio’s yield will go down. If a significant amount of the portfolio’s assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

•

Commodities – To the extent the portfolio invests in instruments whose performance is linked to the price of an underlying commodity or commodity index, the portfolio will be subject to the risks of investing in physical commodities, including regulatory, economic and political developments, weather events and natural disasters and market disruptions. The portfolio’s investment exposure to the commodities markets may subject the portfolio to greater volatility than investments in more traditional securities, such as stocks and bonds.

•

Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

•

Emerging Markets – Investing in the securities of issuers located in or principally doing business in emerging markets are subject to foreign securities risks. These risks are greater for investments in emerging markets.

•

Exchange Traded Funds – Equity-based ETFs are subject to risks similar to those of stocks; fixed income-based ETFs are subject to risks similar to those of bonds. ETF shares may trade at a premium or discount to NAV. ETFs are subject to secondary market trading risks.

•

Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

•

Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

•

Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to rapid price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

•

High-Yield Debt Securities – High-yield debt securities, or junk bonds, are securities that are rated below “investment grade” (that is, securities rated below Baa/BBB) or, if unrated, are considered by the sub-adviser to be of equivalent quality. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds have a higher risk of default, tend to be less liquid and may be more difficult to value.

•

Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

•

Investment Companies – To the extent that an underlying portfolio invests in other investment companies, such as exchange-traded funds, it is subject to the risks of these investment companies and bears its pro rata share of the investment companies’ expenses.

•

Market – The market prices of the portfolio’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

•

Money Market Funds – An investment in a money market fund is not a bank deposit, and is not insured or guaranteed by the FDIC or any other government agency. Although money market funds seek to maintain a stable net asset value of $1.00 per share, it is possible to lose money by investing in a money market fund.

•

Real Estate Securities – Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include declines in the value of real estate, adverse general and local economic conditions, increased competition, overbuilding and changes in operating expenses, property taxes or interest rates. REITs are one type of real estate security. A REIT’s performance depends on the types and locations of the properties it owns and how well it manages those properties or loan financings. REITs are subject to a highly technical tax structure, and the failure to qualify as a REIT could result in corporate-level taxation, significantly reducing the return on an investment to the portfolio.

•

Small- or Medium-Sized Companies – Small- or medium-sized companies may be more at risk than larger companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group.

•

Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy.

•

Tactical Asset Allocation – The portfolio’s tactical asset management discipline may not work as intended. The portfolio may not achieve its objective and may not perform as well as other funds using asset management styles including those based on fundamental analysis or strategic asset allocation. The sub-adviser’s evaluations and assumptions in selecting underlying portfolio or individual securities may be incorrect in view of actual market conditions, and may result in owning securities that under perform other securities.

•

Underlying Funds or Portfolios – Because the portfolio invests its assets in various underlying portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. Each of the underlying portfolios in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying portfolios’ shares and therefore the value of the portfolio’s investments. There can be no assurance that the investment objective of any underlying portfolio will be achieved. To the extent that the portfolio invests more of its assets in one underlying portfolio than in another, the portfolio will have greater exposure to the risks of that underlying portfolio. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the portfolio’s prospectus identifies certain risks of each underlying portfolio.

•

Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

Performance: No performance is shown for the portfolio. Performance information will appear in a future version of this prospectus once the portfolio has a full calendar year of performance information to report to investors.

Management:

Investment Adviser:	Sub-Adviser:

Transamerica Asset Management, Inc.	Hanlon Investment Management, Inc.

Portfolio Managers:

Sean Hanlon, Portfolio Manager since 2009

Jeff Vogl, Assistant Portfolio Manager since 2009

Donald Williams, Portfolio Manager since 2009

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

TRANSAMERICA HANLON GROWTH AND INCOME VP

Investment Objective: Seeks capital appreciation and some current income.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class of Shares

	Initial	Service

Management fees	0.90%	0.90%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.98%	0.98%
Acquired fund fees and expenses (fees and expenses of underlying funds)	0.49%	0.49%
Total annual operating expenses[a]	2.37%	2.62%
Expense reduction[b]	0.88%	0.88%
Total annual fund operating expenses after expense reduction[a]	1.49%	1.74%

[a]

Portfolio operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds’ fees and expenses.

[b]

Contractual arrangements have been made with the portfolio’s investment adviser, Transamerica Asset Management, Inc. (“TAM”), through April 30, 2011, to waive fees and/or reimburse portfolio expenses to the extent that the portfolio’s total operating expenses exceed 1.00%, excluding 12b-1 fees, extraordinary expenses and acquired (i.e., underlying) funds’ fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months if on any day the estimated annualized portfolio operating expenses are less than the cap, excluding 12b-1 fees, extraordinary expenses and acquired (i.e., underlying) funds’ fees and expenses. The expense cap may be terminated by the portfolio’s Board of Trustees at any time.

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years

Initial	$152	$686	$1,248	$2,778
Service	$177	$731	$1,312	$2,889

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 56% of the average value of the portfolio’s portfolio.

Principal Investment Strategies: The portfolio seeks to achieve its objective by investing primarily in a combination of underlying exchange traded funds (“ETFs”), closed-end funds, and money market mutual funds (collectively, the “underlying portfolios”).

•

The portfolio’s sub-adviser, Hanlon Investment Management, Inc. (“Hanlon”), seeks to achieve the portfolio’s objective by utilizing a tactical and strategic asset allocation process. Tactical management of the portfolio involves active allocation in and out of major asset classes, while the strategic asset allocation management involves seeking to identify and select the best asset classes within the major asset classes to invest in. Hanlon believes that identifying positive trends in asset class price patterns is critical to long term investment success. Hanlon attempts to invest the portfolio’s assets during productive markets and to exit or stay out of markets that are displaying unproductive price trends.

•

Under normal circumstances, the portfolio’s equity allocation will generally vary between 0% and 75% of its net assets. The equity allocation may involve any combination of domestic and non-U.S. ETFs or closed-end funds, consisting of any mixture of large, medium and small-cap styles and pursuing growth or value strategies. The portfolio’s bond allocation will generally vary between 0% and 25% of its net assets, but, under certain circumstances, up to 100% of the portfolio could be allocated to bond ETFs or closed-end funds (which may include domestic and non-U.S. government and corporate bonds of any credit rating). Hanlon may also invest in currency, commodity, real estate and interest rate ETFs or closed-end funds. The portfolio’s money market allocation will consist of all money not invested in ETFs or closed-end funds.

•

The portfolio uses a tactical and strategic asset allocation strategy. This involves Hanlon regularly reviewing the portfolio’s allocation and making changes to favor investments it believes will provide the most favorable opportunity for achieving the portfolio’s objective. Hanlon may actively adjust the portfolio’s allocation between and among asset classes at any time to take advantage of short-term market opportunities, and may therefore hold some positions for a relatively short period of time. Other allocation decisions will be strategic and longer-term in nature. Hanlon will attempt to capture short-term market opportunities by actively trading the underlying portfolios.

•

Hanlon may take a temporary defensive position if there are inadequate investment opportunities due to adverse or unstable market, economic, political or other conditions. If Hanlon does so, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.

Each underlying portfolio has its own investment objective and principal investment strategies. The adviser for each underlying portfolio decides which securities to purchase and sell for that underlying portfolio.

It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval.

The portfolio may be a significant shareholder in certain underlying portfolios.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

•

Active Trading – Certain portfolios are actively managed and, under appropriate circumstances, may purchase and sell securities without regard to the length of time held. A high portfolio turnover rate may have a negative impact on performance by increasing transaction costs and may generate greater tax liabilities for shareholders holding shares in taxable accounts.

•

Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio’s yield will go down. If a significant amount of the portfolio’s assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

•

Commodities – To the extent the portfolio invests in instruments whose performance is linked to the price of an underlying commodity or commodity index, the portfolio will be subject to the risks of investing in physical commodities, including regulatory, economic and political developments, weather events and natural disasters and market disruptions. The portfolio’s investment exposure to the commodities markets may subject the portfolio to greater volatility than investments in more traditional securities, such as stocks and bonds.

•

Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

•

Emerging Markets – Investing in the securities of issuers located in or principally doing business in emerging markets are subject to foreign securities risks. These risks are greater for investments in emerging markets.

•

Exchange Traded Funds – Equity-based ETFs are subject to risks similar to those of stocks; fixed income-based ETFs are subject to risks similar to those of bonds. ETF shares may trade at a premium or discount to NAV. ETFs are subject to secondary market trading risks.

•

Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

•

Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

•

Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to rapid price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

•

High-Yield Debt Securities – High-yield debt securities, or junk bonds, are securities that are rated below “investment grade” (that is, securities rated below Baa/BBB) or, if unrated, are considered by the sub-adviser to be of equivalent quality. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds have a higher risk of default, tend to be less liquid and may be more difficult to value.

•

Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

•

Investment Companies – To the extent that an underlying portfolio invests in other investment companies, such as exchange-traded funds, it is subject to the risks of these investment companies and bears its pro rata share of the investment companies’ expenses.

•

Market – The market prices of the portfolio’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

•

Money Market Funds – An investment in a money market fund is not a bank deposit, and is not insured or guaranteed by the FDIC or any other government agency. Although money market funds seek to maintain a stable net asset value of $1.00 per share, it is possible to lose money by investing in a money market fund.

•

Real Estate Securities – Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include declines in the value of real estate, adverse general and local economic conditions, increased competition, overbuilding and changes in operating expenses, property taxes or interest rates. REITs are one type of real estate security. A REIT’s performance depends on the types and locations of the properties it owns and how well it manages those properties or loan financings. REITs are subject to a highly technical tax structure, and the failure to qualify as a REIT could result in corporate-level taxation, significantly reducing the return on an investment to the portfolio.

•

Small- or Medium-Sized Companies – Small- or medium-sized companies may be more at risk than larger companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group.

•

Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy.

•

Tactical Asset Allocation – The portfolio’s tactical asset management discipline may not work as intended. The portfolio may not achieve its objective and may not perform as well as other funds using asset management styles including those based on fundamental analysis or strategic asset allocation. The sub-adviser’s evaluations and assumptions in selecting underlying portfolio or individual securities may be incorrect in view of actual market conditions, and may result in owning securities that under perform other securities.

•

Underlying Funds or Portfolios – Because the portfolio invests its assets in various underlying portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. Each of the underlying portfolios in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying portfolios’ shares and therefore the value of the portfolio’s investments. There can be no assurance that the investment objective of any underlying portfolio will be achieved. To the extent that the portfolio invests more of its assets in one underlying portfolio than in another, the portfolio will have greater exposure to the risks of that underlying portfolio. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the portfolio’s prospectus identifies certain risks of each underlying portfolio.

•

Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

Performance: No performance is shown for the portfolio. Performance information will appear in a future version of this prospectus once the portfolio has a full calendar year of performance information to report to investors.

Management:

Investment Adviser:	Sub-Adviser:

Transamerica Asset Management, Inc.	Hanlon Investment Management, Inc.

Portfolio Managers:

Sean Hanlon, Portfolio Manager since 2009

Jeff Vogl, Assistant Portfolio Manager since 2009

Donald Williams, Portfolio Manager since 2009

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

TRANSAMERICA HANLON MANAGED INCOME VP

Investment Objective: Seeks conservative stability.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class of Shares

	Initial	Service

Management fees	0.90%	0.90%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.42%	0.42%
Acquired fund fees and expenses (fees and expenses of underlying funds)	0.41%	0.41%
Total annual fund operating expenses[a]	1.73%	1.98%
Expense reduction[b]	0.32%	0.32%
Total annual fund operating expenses after expense reduction[a]	1.41%	1.66%

[a]

Portfolio operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds’ fees and expenses.

[b]

Contractual arrangements have been made with the portfolio’s investment adviser, Transamerica Asset Management, Inc. (“TAM”), through April 30, 2011, to waive fees and/or reimburse portfolio expenses to the extent that the portfolio’s total operating expenses exceed 1.00%, excluding 12b-1 fees, extraordinary expenses and acquired (i.e., underlying) funds’ fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months if on any day the estimated annualized portfolio operating expenses are less than the cap, excluding 12b-1 fees, extraordinary expenses and acquired (i.e., underlying) funds’ fees and expenses. The expense cap may be terminated by the portfolio’s Board of Trustees at any time.

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years

Initial	$144	$545	$972	$2,163
Service	$169	$590	$1,038	$2,281

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 99% of the average value of the portfolio’s portfolio.

Principal Investment Strategies: The portfolio seeks to achieve its objective by investing primarily in a combination of underlying exchange traded funds (“ETFs”), closed-end funds, and money market mutual funds (collectively, the “underlying portfolios”).

•

The portfolio’s sub-adviser, Hanlon Investment Management, Inc. (“Hanlon”), seeks to achieve the portfolio’s objective by utilizing a tactical and strategic asset allocation process. Tactical management of the portfolio involves active allocation in and out of major asset classes, while the strategic asset allocation management involves seeking to identify and select the best asset classes within the major asset classes to invest in when invested and not in money market or similar investments. Hanlon believes that identifying positive trends in asset class price patterns is critical to long term investment success. Hanlon attempts to invest the portfolio’s assets during productive markets and to exit or stay out of markets that are displaying unproductive price trends.

•

Under normal circumstances, the portfolio’s bond allocation will vary between 0% and 100% of its net assets (which may include domestic and non-U.S. government and corporate bonds of any credit rating). Hanlon may also invest in currency and interest rate ETFs or closed-end funds. The portfolio’s money market allocation will consist of all money not invested in ETFs or closed-end funds.

•

The portfolio uses a tactical and strategic asset allocation strategy. This involves Hanlon regularly reviewing the portfolio’s allocation and making changes to favor investments it believes will provide the most favorable opportunity for achieving the portfolio’s objective. Hanlon may actively adjust the portfolio’s allocation between and among asset classes at any time to take advantage of short-term market opportunities, and may therefore hold some positions for a relatively short period of time. Other allocation decisions will be strategic and longer-term in nature. Hanlon will attempt to capture short-term market opportunities by actively trading the underlying portfolios.

•

Hanlon may take a temporary defensive position if there are inadequate investment opportunities due to adverse or unstable market, economic, political or other conditions. If Hanlon does so, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.

Each underlying portfolio has its own investment objective and principal investment strategies. The adviser for each underlying portfolio decides which securities to purchase and sell for that underlying portfolio.

It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval.

The portfolio may be a significant shareholder in certain underlying portfolios.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

•

Active Trading – Certain portfolios are actively managed and, under appropriate circumstances, may purchase and sell securities without regard to the length of time held. A high portfolio turnover rate may have a negative impact on performance by increasing transaction costs and may generate greater tax liabilities for shareholders holding shares in taxable accounts.

•

Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio’s yield will go down. If a significant amount of the portfolio’s assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

•

Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

•

Exchange Traded Funds – Equity-based ETFs are subject to risks similar to those of stocks; fixed income-based ETFs are subject to risks similar to those of bonds. ETF shares may trade at a premium or discount to NAV. ETFs are subject to secondary market trading risks.

•

Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

•

High-Yield Debt Securities – High-yield debt securities, or junk bonds, are securities that are rated below “investment grade” (that is, securities rated below Baa/BBB) or, if unrated, are considered by the sub-adviser to be of equivalent quality. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds have a higher risk of default, tend to be less liquid and may be more difficult to value.

•

Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

•

Investment Companies – To the extent that an underlying portfolio invests in other investment companies, such as exchange-traded funds, it is subject to the risks of these investment companies and bears its pro rata share of the investment companies’ expenses.

•

Market – The market prices of the portfolio’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

•

Money Market Funds – An investment in a money market fund is not a bank deposit, and is not insured or guaranteed by the FDIC or any other government agency. Although money market funds seek to maintain a stable net asset value of $1.00 per share, it is possible to lose money by investing in a money market fund.

•

Tactical Asset Allocation – The portfolio’s tactical asset management discipline may not work as intended. The portfolio may not achieve its objective and may not perform as well as other funds using asset management styles including those based on fundamental analysis or strategic asset allocation. The sub-adviser’s evaluations and assumptions in selecting underlying portfolio or individual securities may be incorrect in view of actual market conditions, and may result in owning securities that under perform other securities.

•

Underlying Funds or Portfolios – Because the portfolio invests its assets in various underlying portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. Each of the underlying portfolios in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying portfolios’ shares and therefore the value of the portfolio’s investments. There can be no assurance that the investment objective of any underlying portfolio will be achieved. To the extent that the portfolio invests more of its assets in one underlying portfolio than in another, the portfolio will have greater exposure to the risks of that underlying portfolio. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the portfolio’s prospectus identifies certain risks of each underlying portfolio.

Performance: No performance is shown for the portfolio. Performance information will appear in a future version of this prospectus once the portfolio has a full calendar year of performance information to report to investors.

Management:

Investment Adviser:	Sub-Adviser:

Transamerica Asset Management, Inc.	Hanlon Investment Management, Inc.

Portfolio Managers:

Sean Hanlon, Portfolio Manager since 2009

Jeff Vogl, Assistant Portfolio Manager since 2009

Donald Williams, Portfolio Manager since 2009

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

TRANSAMERICA INDEX 35 VP

Investment Objective: Seeks current income and preservation of capital.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)b

	Class of Shares

	Initial	Service

Management fees	0.32%	0.32%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.05%	0.05%
Acquired fund fees and expenses (fees and expenses of underlying funds)	0.17%	0.17%
Total annual fund operating expenses[a]	0.54%	0.79%

[a]

Portfolio operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds’ fees and expenses.

[b]	Annual portfolio operating expenses are based on estimates for the current fiscal year.

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years

Initial	$55	$206	$369	$844
Service	$81	$252	$439	$978

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 1% of the average value of the portfolio’s portfolio.

Principal Investment Strategies: The portfolio’s sub-adviser, AEGON USA Investment Management, LLC (“AUIM”), seeks to achieve the portfolio’s objective by investing its assets primarily in a combination of underlying exchange traded funds (“ETFs”).

•

Under normal circumstances, the portfolio expects to allocate substantially all of its assets among underlying ETFs that track the performance of a benchmark index to achieve targeted exposure to domestic equities, international equities and domestic bonds. The portfolio intends to achieve a mix over time of approximately 35% of portfolio assets in ETFs that invest primarily in equities and 65% of portfolio assets in ETFs that invest primarily in bonds. These percentages may vary.

•	AUIM decides how much of the portfolio’s assets to allocate to each underlying ETF based on what it considers to be prudent diversification principles and historical performance.

•

The sub-adviser may periodically adjust the portfolio’s allocations to favor investments in those underlying ETFs that are expected to provide the most favorable outlook for achieving the portfolio’s investment objective.

Each underlying ETF has its own investment objective, principal investment strategies and investment risks. The “Underlying ETFs” section of the prospectus lists the underlying ETFs currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying ETFs.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying ETF at any time. The portfolio may also invest in institutional mutual funds. The portfolio may be a significant shareholder in certain underlying ETFs.

The sub-adviser may change the portfolio’s asset allocations and underlying ETFs at any time without investor approval and without notice to investors.

The portfolio may also invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

•

Asset Allocation – The sub-adviser allocates the portfolio’s assets among various underlying portfolios and/or exchange-traded funds. These allocations may be unsuccessful in maximizing the portfolio’s return and/or avoiding investment losses, and may cause the portfolio to underperform other portfolios with a similar strategy.

•

Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio’s yield will go down. If a significant amount of the portfolio’s assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

•

Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

•

Exchange Traded Funds – Equity-based ETFs are subject to risks similar to those of stocks; fixed income-based ETFs are subject to risks similar to those of bonds. ETF shares may trade at a premium or discount to NAV. ETFs are subject to secondary market trading risks.

•

Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

•

Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

•

Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

•

Market – The market prices of the portfolio’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

•

Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy.

•

Underlying Funds or Portfolios – Because the portfolio invests its assets in various underlying ETFs and institutional mutual funds (the “underlying portfolios”), its ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. Each of the underlying portfolios in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying portfolios’ shares and therefore the value of the portfolio’s investments. There can be no assurance that the investment objective of any underlying portfolio will be achieved. To the extent that the portfolio invests more of its assets in one underlying portfolio than in another, the portfolio will have greater exposure to the risks of that underlying portfolio. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the prospectus identifies certain risks of each underlying portfolio.

Performance: No performance is shown for the portfolio. Performance information will appear in a future version of this prospectus once the portfolio has a full calendar year of performance information to report to investors.

Management:

Investment Adviser:	Sub-Adviser:

Transamerica Asset Management, Inc.	AEGON USA Investment Management, LLC

Portfolio Manager:

Jeff Whitehead, CFA, Senior Portfolio Manager since 2009

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

TRANSAMERICA INDEX 50 VP

Investment Objective: Seeks to balance capital appreciation and income.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class of Shares

	Initial	Service

Management fees	0.31%	0.31%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.07%	0.07%
Acquired fund fees and expenses (fees and expenses of underlying funds)	0.14%	0.14%
Total annual fund operating expenses[a]	0.52%	0.77%
Expense reduction[b]	0.01%	0.01%
Total annual fund operating expenses after expense reduction[a]	0.51%	0.76%

[a]

Portfolio operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds’ fees and expenses.

[b]

Contractual arrangements have been made with the portfolio’s investment adviser, Transamerica Asset Management, Inc. (“TAM”), through April 30, 2011, to waive fees and/or reimburse portfolio expenses to the extent that the portfolio’s total operating expenses exceed 0.37%, excluding 12b-1 fees, extraordinary expenses and acquired (i.e., underlying) funds’ fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months if on any day the estimated annualized portfolio operating expenses are less than the cap, excluding 12b-1 fees, extraordinary expenses and acquired (i.e., underlying) funds’ fees and expenses. The expense cap may be terminated by the portfolio’s Board of Trustees at any time.

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years

Initial	$52	$198	$357	$819
Service	$78	$245	$427	$953

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 27% of the average value of the portfolio’s portfolio.

Principal Investment Strategies: The portfolio’s sub-adviser, AEGON USA Investment Management, LLC (“AUIM”), seeks to achieve the portfolio’s objective by investing its assets primarily in a combination of underlying exchange traded funds (“ETFs”) and/or institutional mutual funds.

•

Under normal circumstances, the portfolio expects to allocate substantially all of its assets among underlying ETFs that track the performance of a benchmark index to achieve targeted exposure to domestic equities, international equities and domestic bonds. The portfolio intends to achieve a mix over time of approximately 50% of portfolio assets in ETFs that invest primarily in equities and 50% of portfolio assets in ETFs that invest primarily in bonds. These percentages may vary.

•	AUIM decides how much of the portfolio’s assets to allocate to each underlying ETF based on what it considers to be prudent diversification principles and historical performance.

•

The sub-adviser may periodically adjust the portfolio’s allocations to favor investments in those underlying ETFs that are expected to provide the most favorable outlook for achieving the portfolio’s investment objective.

Each underlying ETF has its own investment objective, principal investment strategies and investment risks. The “Underlying ETFs” section of the prospectus lists the underlying ETFs currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying ETFs.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying ETF at any time. The portfolio may be a significant shareholder in certain underlying ETFs.

The sub-adviser may change the portfolio’s asset allocations and underlying ETFs at any time without investor approval and without notice to investors.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

•

Asset Allocation – The sub-adviser allocates the portfolio’s assets among various underlying portfolios and/or exchange-traded funds. These allocations may be unsuccessful in maximizing the portfolio’s return and/or avoiding investment losses, and may cause the portfolio to underperform other portfolios with a similar strategy.

•

Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio’s yield will go down. If a significant amount of the portfolio’s assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

•

Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

•

Exchange Traded Funds – Equity-based ETFs are subject to risks similar to those of stocks; fixed income-based ETFs are subject to risks similar to those of bonds. ETF shares may trade at a premium or discount to NAV. ETFs are subject to secondary market trading risks.

•

Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

•

Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

•

Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

•

Market – The market prices of the portfolio’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

•

Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy.

•

Underlying Funds or Portfolios – Because the portfolio invests its assets in various underlying ETFs and institutional mutual funds (the “underlying portfolios”), its ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. Each of the underlying portfolios in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying portfolios’ shares and therefore the value of the portfolio’s investments. There can be no assurance that the investment objective of any underlying portfolio will be achieved. To the extent that the portfolio invests more of its assets in one underlying portfolio than in another, the portfolio will have greater exposure to the risks of that underlying portfolio. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the prospectus identifies certain risks of each underlying portfolio.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to additional indexes which are used to more closely reflect the principal strategies and policies of the portfolio. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return

Best Quarter:	06/30/2009	10.75%
Worst Quarter:	03/31/2009	-6.76%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	10 Years or Since Inception

Initial Class (commenced operations on May 1, 2008)	16.62%	-2.07%
Service Class (commenced operations on May 1, 2008)	16.53%	-2.26%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	5.93%	5.49%
Morgan Stanley Capital International U.S. Broad Market Index (reflects no deduction for fees, expenses, or taxes)	28.76%	-9.09%
Financial Times Stock Exchange All-World ex U.S. Index (reflects no deduction for fees, expenses, or taxes)	43.33%	-11.73%
Composite Benchmark[1] (reflects no deduction for fees, expenses, or taxes)	19.57%	-1.63%

[1]

The Composite Benchmark consists of the following: Barclays Capital U.S. Aggregate Bond Index, 50%; Morgan Stanley Capital International U.S. Broad Market Index, 34%; and Financial Times Stock Exchange All-World ex U.S. Index, 16%. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Since Inception calculation is based on the life of the portfolio.

Management:

Investment Adviser:	Sub-Adviser:

Transamerica Asset Management, Inc.	AEGON USA Investment Management, LLC

Portfolio Manager:

Jeff Whitehead, CFA, Senior Portfolio Manager since 2008

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

TRANSAMERICA INDEX 75 VP

Investment Objective: Seeks capital appreciation as a primary objective and income as a secondary objective.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[b]

	Class of Shares

	Initial	Service

Management fees	0.30%	0.30%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.05%	0.05%
Acquired fund fees and expenses (fees and expenses of underlying funds)	0.15%	0.15%
Total annual fund operating expenses[a]	0.50%	0.75%

[a]

Portfolio operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds’ fees and expenses.

[b]	Annual portfolio operating expenses have been restated to reflect expenses for the current fiscal year.

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years

Initial	$51	$193	$347	$796
Service	$77	$240	$417	$930

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 24% of the average value of the portfolio’s portfolio.

Principal Investment Strategies: The portfolio’s sub-adviser, AEGON USA Investment Management, LLC (“AUIM”), seeks to achieve the portfolio’s objective by investing its assets primarily in a combination of underlying exchange traded funds (“ETFs”) and/or institutional mutual funds.

In seeking to achieve its investment objective, the portfolio follows these investment strategies:

•

Under normal circumstances, it expects to allocate substantially all of its assets among underlying ETFs that track the performance of a benchmark index to achieve targeted exposure to domestic equities, international equities and domestic bonds. The portfolio intends to achieve a mix over time of approximately 75% of portfolio assets in ETFs that invest primarily in equities and 25% of portfolio assets in ETFs that invest primarily in bonds.

•	AUIM decides how much of the portfolio’s assets to allocate to each underlying ETF based on what it considers to be prudent diversification principles and historical performance.

•

The sub-adviser may periodically adjust the portfolio’s allocations to favor investments in those underlying ETFs that are expected to provide the most favorable opportunity for achieving the portfolio’s investment objective.

Each underlying ETF has its own investment objective, principal investment strategies and investment risks. The “Underlying ETFs” section of the prospectus lists the underlying ETFs currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying ETFs.

It is not possible to predict the extent to which the portfolio will be invested in any particular underlying ETF at any time. The portfolio may be a significant shareholder in certain underlying ETFs.

 The sub-adviser may change the portfolio’s asset allocations and underlying ETFs at any time without investor approval and without notice to investors.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

•

Asset Allocation – The sub-adviser allocates the portfolio’s assets among various underlying portfolios and/or exchange-traded funds. These allocations may be unsuccessful in maximizing the portfolio’s return and/or avoiding investment losses, and may cause the portfolio to underperform other portfolios with a similar strategy.

•

Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio’s yield will go down. If a significant amount of the portfolio’s assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

•

Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

•

Exchange Traded Funds – Equity-based ETFs are subject to risks similar to those of stocks; fixed income-based ETFs are subject to risks similar to those of bonds. ETF shares may trade at a premium or discount to NAV. ETFs are subject to secondary market trading risks.

•

Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

•

Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

•

Market – The market prices of the portfolio’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

•

Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy.

•

Underlying Funds or Portfolios – Because the portfolio invests its assets in various underlying ETFs and institutional mutual funds (the “underlying portfolios”), its ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. Each of the underlying portfolios in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying portfolios’ shares and therefore the value of the portfolio’s investments. There can be no assurance that the investment objective of any underlying portfolio will be achieved. To the extent that the portfolio invests more of its assets in one underlying portfolio than in another, the portfolio will have greater exposure to the risks of that underlying portfolio. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the prospectus identifies certain risks of each underlying portfolio.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to additional indexes which are used to more closely reflect the principal strategies and policies of the portfolio. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return

Best Quarter:	06/30/2009	15.21%
Worst Quarter:	3/31/2009	-9.17%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	10 Years or Since Inception

Initial Class (commenced operations on May 1, 2008)	23.68%	-5.86%
Service Class (commenced operations on May 1, 2008)	23.18%	-6.24%
Morgan Stanley Capital International U.S. Broad Market Index (reflects no deduction for fees, expenses, or taxes)	28.76%	-9.09%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	5.93%	5.49%
Financial Times Stock Exchange All-World ex U.S. Index (reflects no deduction for fees, expenses, or taxes)	43.33%	-11.73%
Composite Benchmark[1] (reflects no deduction for fees, expenses, or taxes)	26.34%	-5.57%

[1]

The Composite Benchmark consists of the following: Morgan Stanley Capital International U.S. Broad Market Index, 52%; Barclays Capital U.S. Aggregate Bond Index, 25%; and Financial Times Stock Exchange All-World ex U.S. Index, 23%. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Since Inception calculation is based on the life of the portfolio.

Management:

Investment Adviser:	Sub-Adviser:

Transamerica Asset Management, Inc.	AEGON USA Investment Management, LLC

Portfolio Manager:

Jeff Whitehead, CFA, Senior Portfolio Manager since 2008

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

TRANSAMERICA INDEX 100 VP

Investment Objective: Seeks long-term capital appreciation.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[b]

	Class of Shares

	Initial	Service

Management fees	0.32%	0.32%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.08%	0.08%
Acquired fund fees and expenses (fees and expenses of underlying funds)	0.15%	0.15%
Total annual fund operating expenses[a]	0.55%	0.80%

[a]

Portfolio operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds’ fees and expenses.

[b]	Annual portfolio operating expenses are based on estimates for the current fiscal year.

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years

Initial	$56	$209	$375	$856
Service	$82	$255	$444	$990

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 7% of the average value of the portfolio’s portfolio.

Principal Investment Strategies: The portfolio’s sub-adviser, AEGON USA Investment Management, LLC (“AUIM”), seeks to achieve the portfolio’s objective by investing its assets primarily in a combination of underlying exchange traded funds (“ETFs”).

•

Under normal circumstances, the portfolio expects to allocate substantially all of its assets among underlying ETFs that track the performance of a benchmark index to achieve targeted exposure to domestic equities, international equities and domestic bonds. The portfolio will normally invest 100% of its assets, excluding cash and cash equivalents, in ETFs that invest primarily in equities. The portfolio intends to achieve a mix over time of approximately 75% of portfolio assets in ETFs that invest primarily in domestic equities and 25% of portfolio assets in ETFs that invest primarily in international equities. These percentages may vary.

•	AUIM decides how much of the portfolio’s assets to allocate to each underlying ETF based on what it considers to be prudent diversification principles and historical performance.

•

The sub-adviser may periodically adjust the portfolio’s allocations to favor investments in those underlying ETFs that are expected to provide the most favorable outlook for achieving the portfolio’s investment objective.

Each underlying ETF has its own investment objective, principal investment strategies and investment risks. The “Underlying ETFs” section of the prospectus lists the underlying ETFs currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying ETFs.

 It is not possible to predict the extent to which the portfolio will be invested in a particular underlying ETF at any time. The portfolio may also invest in institutional mutual funds. The portfolio may be a significant shareholder in certain underlying ETFs.

The sub-adviser may change the portfolio’s asset allocations and underlying ETFs at any time without investor approval and without notice to investors.

The portfolio may invest in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

•

Asset Allocation – The sub-adviser allocates the portfolio’s assets among various underlying portfolios and/or exchange-traded funds. These allocations may be unsuccessful in maximizing the portfolio’s return and/or avoiding investment losses, and may cause the portfolio to underperform other portfolios with a similar strategy.

•

Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio’s yield will go down. If a significant amount of the portfolio’s assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

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Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

•

Exchange Traded Funds – Equity-based ETFs are subject to risks similar to those of stocks; fixed income-based ETFs are subject to risks similar to those of bonds. ETF shares may trade at a premium or discount to NAV. ETFs are subject to secondary market trading risks.

•

Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

•

Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

•

Market – The market prices of the portfolio’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

•

Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy.

•

Underlying Funds or Portfolios – Because the portfolio invests its assets in various underlying ETFs and institutional mutual funds (the “underlying portfolios”), its ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. Each of the underlying portfolios in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying portfolios’ shares and therefore the value of the portfolio’s investments. There can be no assurance that the investment objective of any underlying portfolio will be achieved. To the extent that the portfolio invests more of its assets in one underlying portfolio than in another, the portfolio will have greater exposure to the risks of that underlying portfolio. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the prospectus identifies certain risks of each underlying portfolio.

Performance: No performance is shown for the portfolio. Performance information will appear in a future version of this prospectus once the portfolio has a full calendar year of performance information to report to investors.

Management:

Investment Adviser:	Sub-Adviser:

Transamerica Asset Management, Inc.	AEGON USA Investment Management, LLC

Portfolio Manager:

Jeff Whitehead, CFA, Senior Portfolio Manager since 2009

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

TRANSAMERICA INTERNATIONAL MODERATE GROWTH VP

Investment Objective: Seeks capital appreciation with current income as a secondary objective.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class of Shares

	Initial	Service

Management fees	0.10%	0.10%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.04%	0.04%
Acquired fund fees and expenses (fees and expenses of underlying funds)	0.84%	0.84%
Total annual fund operating expenses[a]	0.98%	1.23%

[a]

Portfolio operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e. underlying) funds’ fees and expenses.

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years

Initial	$100	$344	$608	$1,361
Service	$125	$390	$676	$1,489

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 31% of the average value of the portfolio’s portfolio.

Principal Investment Strategies: The portfolio seeks to achieve its investment objective by investing its assets in a broad mix of underlying TST portfolios and certain funds of Transamerica Funds (the “underlying portfolios”).

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Under normal circumstances, the portfolio expects to allocate its investments in underlying portfolios to hold a mix of approximately 65% of its assets in equity securities of issuers in international developed markets; 30% of its assets in domestic (U.S. domiciled) bonds; and 5% of its assets in equity and fixed-income securities of issuers economically tied to a number of emerging markets countries and in fixed-income securities of issuers in international developed markets. These percentages may vary.

•

Allocation of assets among the underlying portfolios is based on such things as diversification, general market outlooks, volatility in the equity markets, historical performance, current valuations, and other global economic factors. Allocation to high yield bonds will not exceed 10% of the fixed-income allocation of the portfolio, and will not exceed 5% of the overall portfolio’s assets.

•

The portfolio may periodically adjust its allocations to favor investments in those underlying portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

•	The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

Each underlying portfolio has its own investment objective and principal investment strategies. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies and identifies certain risks of the underlying portfolios.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time. The portfolio may be a significant shareholder in certain underlying portfolios.

The portfolio construction manager, Morningstar Associates, LLC, may change the portfolio’s asset allocations and underlying portfolios at any time without notice to shareholders and without shareholder approval.

Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

•

Asset Allocation – The sub-adviser allocates the portfolio’s assets among various underlying portfolios and/or exchange-traded funds. These allocations may be unsuccessful in maximizing the portfolio’s return and/or avoiding investment losses, and may cause the portfolio to underperform other portfolios with a similar strategy.

•

Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

•

Defensive Investing – Short-term debt securities held by the portfolio for defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested it will be subject to the credit risk of the depository institution holding the cash. If a significant amount of the portfolio’s assets are used for defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

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Emerging Markets – Investing in the securities of issuers located in or principally doing business in emerging markets are subject to foreign securities risks. These risks are greater for investments in emerging markets.

•

Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

•

Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

•

High-Yield Debt Securities – High-yield debt securities, or junk bonds, are securities that are rated below “investment grade” (that is, securities rated below Baa/BBB) or, if unrated, are considered by the sub-adviser to be of equivalent quality. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds have a higher risk of default, tend to be less liquid and may be more difficult to value.

•

Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

•

Market – The market prices of the portfolio’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

•

Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy.

•

Underlying Funds or Portfolios – Because the portfolio invests its assets in various underlying portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. Each of the underlying portfolios in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying portfolios’ shares and therefore the value of the portfolio’s investments. There can be no assurance that the investment objective of any underlying portfolio will be achieved. To the extent that the portfolio invests more of its assets in one underlying portfolio than in another, the portfolio will have greater exposure to the risks of that underlying portfolio. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the portfolio’s prospectus identifies certain risks of each underlying portfolio.

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U.S. Government Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the United States generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to a secondary index which is used to more closely reflect the principal strategies and policies of the portfolio. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return

Best Quarter:	06/30/2009	17.63%
Worst Quarter:	09/30/2008	-16.96%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	10 Years or Since Inception

Initial Class (commenced operations on May 1, 2006)	29.69%	-1.69%
Service Class (commenced operations on May 1, 2006)	29.33%	-1.95%
Morgan Stanley Capital International - World ex USA Index (reflects no deduction for fees, expenses, or taxes)	34.39%	-1.45%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	5.93%	6.37%

Management:

Investment Adviser:	Portfolio Construction Manager:

Transamerica Asset Management, Inc.	Morningstar Associates, LLC

Portfolio Construction Team:

Jon Hale, CFA, Co-Portfolio Manager since 2006

Maciej Kowara, CFA, Co-Portfolio Manager since 2006

Jeff McConnell, CFA, Co-Portfolio Manager since 2006

Michael Stout, CFA, Co-Portfolio Manager since 2006

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

TRANSAMERICA JENNISON GROWTH VP

Investment Objective: Seeks long-term growth of capital.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares

	Initial	Service

Management fees	0.79%	0.79%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.06%	0.06%
Total annual fund operating expenses	0.85%	1.10%

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years

Initial	$87	$303	$538	$1,211
Service	$112	$350	$606	$1,340

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 76% of the average value of the portfolio’s portfolio.

Principal Investment Strategies: The portfolio’s sub-adviser, Jennison Associates LLC (“Jennison”), invests, under normal circumstances, at least 65% of the portfolio’s total assets in equity securities, principally common stocks, preferred stocks, warrants, rights and depositary receipts of U.S. companies with market capitalizations of at least $1 billion that Jennison considers to have above average prospects for growth. These companies are generally medium- to large-capitalization companies.

The sub-adviser uses a “bottom-up” approach, researching and evaluating individual company fundamentals rather than macroeconomic factors, to identify individual companies with earnings growth potential that may not be recognized by the market at large. A “bottom-up” approach is looking at individual companies against the context of broader market factors.

The portfolio may invest up to 20% of its assets in the securities of foreign issuers.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

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Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio’s yield will go down. If a significant amount of the portfolio’s assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

•

Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

•

Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

•

Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to rapid price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

•

Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

•

Market – The market prices of the portfolio’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

•

Medium-Sized Companies – Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies generally are subject to more volatility in price than larger company securities.

•

Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

•

Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.

•

Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy.

•

Warrants and Rights – Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company, and cease to have value if not exercised prior to the expiration date.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Jennison Growth Portfolio of Endeavor Series Trust. Jennison has been the portfolio’s sub-adviser since October 9, 2000. Prior to that date, a different sub-adviser managed the portfolio and the performance set forth prior to October 9, 2000 is attributable to that sub-adviser.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return

Best Quarter:	12/31/2001	16.24%
Worst Quarter:	12/31/2008	-20.76%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception

Initial Class (commenced operations on November 18, 1996)	41.00%	2.82%	-2.14%
Service Class (commenced operations on May 1, 2003)	40.69%	2.58%	6.27%
Russell 1000® Growth Index (reflects no deduction for fees, expenses, or taxes)	37.21%	1.63%	-3.99%

Management:

Investment Adviser:	Sub-Adviser:

Transamerica Asset Management, Inc.	Jennison Associates LLC

Portfolio Managers:

Michael A. Del Balso, Portfolio Manager since 2000

Kathleen A. McCarragher, Portfolio Manager since 2000

Spiros “Sig” Segalas, Portfolio Manager since 2004

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

TRANSAMERICA JPMORGAN CORE BOND VP

Investment Objective: Seeks total return, consisting of income and capital appreciation.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class of Shares

	Initial	Service

Management fees	0.45%	0.45%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.12%	0.12%
Total annual fund operating expenses	0.57%	0.82%

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years

Initial	$58	$215	$386	$880
Service	$84	$262	$455	$1,014

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 18% of the average value of the portfolio’s portfolio.

Principal Investment Strategies: The portfolio’s sub-adviser, J.P. Morgan Investment Management Inc. (“JPMorgan”) seeks to achieve the portfolio’s objective by investing, under normal circumstances, at least 80% of the portfolio’s assets in bonds, including (without limitation):

•

U.S. government securities, including Treasury obligations and government sponsored enterprises such as Fannie Mae, Ginnie Mae, Freddie Mac and securities issued by other government agencies and instrumentalities

•	Medium- to high-quality corporate bonds

•	Mortgage-backed securities, including U.S. agency and non-agency pass through and Collateralized Mortgage Obligations (“CMOs”)

•	Asset-backed securities

•	Commercial Mortgage-Backed Securities (“CMBS”)

Generally, such bonds will have intermediate to long maturities.

To a lesser extent, it may invest in:

•	U.S. dollar-denominated foreign bonds

•	Short-term securities, including agency discount notes, commercial paper and money market funds

The portfolio may invest in bonds and other debt securities that are rated in the lowest investment grade category. The portfolio’s average weighted maturity will ordinarily range between four and 12 years. JPMorgan analyzes four major factors in managing and constructing the fund’s portfolio: duration, market sector, maturity concentrations and individual securities. JPMorgan looks for market sectors and individual securities that it believes will perform well over time. JPMorgan is value oriented and selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction. The portfolio may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The portfolio may use derivatives as a substitute for various investments, to alter the investment characteristics of the portfolio, for risk management and/or to increase income or gain to the portfolio.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

•

Asset-Backed Securities – Asset-backed securities represent participation in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. Certain asset-backed securities present a heightened level of risk because, in the event of default, the liquidation value of the underlying assets may be inadequate to pay and unpaid principal or interest. The value of asset-backed securities may be affected by changes in credit quality or value of the assets that support the securities.

•

Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio’s yield will go down. If a significant amount of the portfolio’s assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

•

Credit – If an issuer or guarantor of a security held by the portfolio or a counterparty to a financial contract with the portfolio defaults or is downgraded, or if the value of the assets underlying a security declines, the value of your investment will decline. Junk bonds have a higher risk of default and are considered speculative.

•

Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

•

Derivatives – Using derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives also can have a leveraging effect and increase portfolio volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. The portfolio’s investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.

•

Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

•

Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

•

Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

•

Liquidity – Some securities held by the portfolio may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss.

•

Market – The market prices of the portfolio’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

•

Mortgage-Related Securities – Mortgage-related securities represent a participation interest in a pool of mortgage loans originated by governmental or private lenders such as banks. These securities are subject to special risks, including interest rate risk, credit risk, prepayment or call risk and extension risk. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities. Mortgage-related securities may have exposure to subprime mortgages, which are mortgages to borrowers with lower credit ratings that pose a higher risk of default. In response to the recent financial crisis, the Federal Reserve has attempted to keep mortgage rates low by buying mortgage-backed assets. When this support ends, the prices of mortgage-backed securities may fall.

•
Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

•
Valuation – The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Prior to May 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return

Best Quarter:	09/30/2001	4.87%
Worst Quarter:	06/30/2004	-1.94%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception

Initial Class (commenced operations on October 2, 1986)	9.58%	5.64%	6.57%
Service Class (commenced operations on May 1, 2003)	9.38%	5.36%	4.93%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	5.93%	4.97%	6.33%

Management:

Investment Adviser:	Sub-Adviser:

Transamerica Asset Management, Inc.	J.P. Morgan Investment Management Inc.

Portfolio Manager:

Douglas S. Swanson, Portfolio Manager since 2007

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

TRANSAMERICA JPMORGAN ENHANCED INDEX VP

Investment Objective: Seeks to earn a total return modestly in excess of the total return performance of the Standard & Poor’s 500 Composite Stock Index (“S&P 500 Index”) (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Index.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class of Shares

	Initial	Service

Management fees	0.74%	0.74%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.11%	0.11%
Total annual fund operating expenses	0.85%	1.10%
Expense reduction[a]	0.01%	0.01%
Total annual fund operating expenses after expense reduction	0.84%	1.09%

[a]

Contractual arrangements have been made with the portfolio’s investment adviser, Transamerica Asset Management, Inc. (“TAM”), through April 30, 2011, to waive fees and/or reimburse portfolio expenses to the extent that the portfolio’s total operating expenses exceed 0.84%, excluding 12b-1 fees and extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months if on any day the estimated annualized portfolio operating expenses are less than the cap, excluding 12b-1 fees and extraordinary expenses. The expense cap may be terminated by the portfolio’s Board of Trustees at any time.

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years

Initial	$86	$302	$537	$1,210
Service	$111	$349	$605	$1,339

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 117% of the average value of the portfolio’s portfolio.

Principal Investment Strategies: The portfolio’s sub-adviser, J.P. Morgan Investment Management Inc. (“JPMorgan”), seeks to achieve the portfolio’s objective by investing, under normal circumstances, at least 80% of its net assets in equity securities of large- and medium-capitalization U.S. companies. The portfolio may invest in foreign companies included in the S&P 500 Index. JP Morgan will normally keep the portfolio as fully invested in equity securities as practicable.

Industry by industry, the portfolio’s weightings are generally similar to those of the S&P 500 Index. The portfolio normally does not look to overweight or underweight industries. Holdings by industry sector will normally approximate those of the S&P 500 Index. Within each industry, the portfolio’s sub-adviser modestly may overweight stocks that it views as undervalued or fairly valued while modestly underweighting or not holding stocks that it views as overvalued. The portfolio normally invests primarily in common stocks.

The portfolio may invest up to 20% of its assets in short-term, fixed-income instruments, including U.S. government securities and repurchase agreements. The portfolio may, but need not, invest in derivatives.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

•

Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio’s yield will go down. If a significant amount of the portfolio’s assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

•

Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

•

Derivatives – Using derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives also can have a leveraging effect and increase portfolio volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. The portfolio’s investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.

•

Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

•

Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

•

Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to rapid price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

•

Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

•

Market – The market prices of the portfolio’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

•

Medium-Sized Companies – Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies generally are subject to more volatility in price than larger company securities.

•

Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

•

Repurchase Agreements – If the other party to a repurchase agreement defaults on its obligation, the portfolio may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value declines, the portfolio could lose money. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the portfolio’s ability to dispose of the underlying securities may be restricted.

•

Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy.

•

U.S. Government Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the United States generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies.

•

Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Endeavor Enhanced Index Portfolio of Endeavor Series Trust, which employed different strategies and had a different sub-adviser.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return

Best Quarter:	06/30/2009	16.58%
Worst Quarter:	12/31/2008	-21.86%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception

Initial Class (commenced operations on May 2, 1997)	29.59%	0.25%	-1.53%
Service Class (commenced operations on May 1, 2003)	29.32%	0.00%	4.70%
Standard & Poor’s 500 Composite Stock Index (reflects no deduction for fees, expenses, or taxes)	26.46%	0.42%	-0.95%

Management:

Investment Adviser:	Sub-Adviser:

Transamerica Asset Management, Inc.	J.P. Morgan Investment Management Inc.

Portfolio Managers:

Terance Chen, Portfolio Manager since 1997

Raffaele Zingone, Portfolio Manager since 1997

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

TRANSAMERICA JPMORGAN MID CAP VALUE VP

Investment Objective: Seeks growth from capital appreciation.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class of Shares

	Initial	Service

Management fees	0.83%	0.83%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.06%	0.06%
Total annual fund operating expenses	0.89%	1.14%

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years

Initial	$91	$316	$559	$1,257
Service	$116	$362	$628	$1,386

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 34% of the average value of the portfolio’s portfolio.

Principal Investment Strategies: The portfolio’s sub-adviser, J.P. Morgan Investment Management Inc. (“JPMorgan”), seeks to achieve the portfolio’s objective by investing, under normal circumstances, at least 80% of the portfolio’s net assets in common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that JPMorgan believes to be undervalued. The portfolio will normally only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States. The portfolio may invest in other equity securities, which include preferred stocks, convertible securities and foreign securities, which may take the form of depositary receipts. The portfolio may also invest up to 15% of its net assets in real estate investment trusts (“REITs”). Maximum weightings in any sector are double that of the benchmark or 25%, whichever is greater.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments without limit. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

•

Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio’s yield will go down. If a significant amount of the portfolio’s assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

•

Convertible Securities – The market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The portfolio could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

•

Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

•

Derivatives – Using derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives also can have a leveraging effect and increase portfolio volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. The portfolio’s investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.

•

Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

•

Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

•

Market – The market prices of the portfolio’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

•

Medium-Sized Companies – Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies generally are subject to more volatility in price than larger company securities.

•

Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

•

Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.

•

REITs – When the portfolio invests in Real Estate Investment Trusts (“REITs”), it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns and how well it manages those properties or loan financings. REITs are subject to a highly technical tax structure; and the failure to qualify as a REIT could result in corporate-level taxation, significantly reducing the return on an investment to the portfolio.

•

Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy.

•

Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Prior to May 1, 2004, a different sub-adviser managed this portfolio and the portfolio had a different investment style; the performance set forth prior to that date is attributable to that sub-adviser.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return

Best Quarter:	09/30/2009	18.10%
Worst Quarter:	12/31/2008	-21.81%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception

Initial Class (commenced operations on May 3, 1999)	26.41%	2.23%	4.76%
Service Class (commenced operations on May 1, 2003)	26.12%	1.96%	7.24%
Russell Midcap® Value Index (reflects no deduction for fees, expenses, or taxes)	34.21%	1.98%	7.58%

Management:

Investment Adviser:	Sub-Adviser:

Transamerica Asset Management, Inc.	J.P. Morgan Investment Management Inc.

Portfolio Managers:

Gloria Fu, CFA, Portfolio Manager since 2006

Lawrence Playford, CFA, Portfolio Manager since 2004

Jonathan K.L. Simon, Portfolio Manager since 2004

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

TRANSAMERICA MFS INTERNATIONAL EQUITY VP

Investment Objective: Seeks capital growth.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[a]
	Class of Shares

	Initial	Service

Management fees	0.90%	0.90%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.17%	0.17%
Total annual fund operating expenses	1.07%	1.32%

[a]	Annual portfolio operating expenses have been restated to reflect expenses for the current fiscal year.

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years

Initial	$109	$372	$656	$1,464
Service	$134	$418	$723	$1,590

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 18% of the average value of the portfolio’s portfolio.

Principal Investment Strategies: The portfolio’s sub-adviser, MFS® Investment Management (“MFS”), invests, under normal circumstances, at least 80% of the portfolio’s net assets in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, including emerging markets countries. The portfolio normally invests primarily in equity securities of foreign companies, including emerging market equity securities. MFS may invest a relatively large percentage of the portfolio’s assets in securities of issuers in a single country, a small number of countries, or a particular geographic region. In selecting investments for the portfolio, MFS is not constrained to any particular investment style. MFS may invest the portfolio’s assets in the stocks of companies it believes to have above average earnings growth potential (growth companies), in the stocks of companies it believes are undervalued (value companies), or in a combination of growth and value companies. MFS may invest the portfolio’s assets in companies of any size. MFS may use derivatives for any investment purpose. MFS uses a “bottom-up” approach to buying and selling investments for the fund. A “bottom-up” approach is looking at individual companies against the context of broader market factors. Investments are selected primarily based on fundamental analysis of issuers. Quantitative models that systematically evaluate issuers may also be considered. MFS may engage in active and frequent trading in pursuing the portfolio’s principal investment strategies.

The portfolio may invest in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

•

Active Trading – Certain portfolios are actively managed and, under appropriate circumstances, may purchase and sell securities without regard to the length of time held. A high portfolio turnover rate may have a negative impact on performance by increasing transaction costs and may generate greater tax liabilities for shareholders holding shares in taxable accounts.

•

Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio’s yield will go down. If a significant amount of the portfolio’s assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

•

Convertible Securities – The market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The portfolio could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

•

Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

•

Derivatives – Using derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives also can have a leveraging effect and increase portfolio volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. The portfolio’s investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.

•

Emerging Markets – Investing in the securities of issuers located in or principally doing business in emerging markets are subject to foreign securities risks. These risks are greater for investments in emerging markets.

•

Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

•

Geographic – To the extent the portfolio invests a significant portion of its assets in issuers located in a single country, a small number of countries, or a particular geographic region, the portfolio will be more susceptible to negative events affecting those countries or that region, and could be more volatile than a more geographically diverse portfolio. Geographic risk is especially high in emerging markets.

•

Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to rapid price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

•

Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

•

Leveraging – The value of your investment may be more volatile if the portfolio borrows or uses derivatives that have a leveraging effect on the fund. Other risks also will be compounded. This is because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the portfolio would otherwise have had. The portfolio also may have to sell assets at inopportune times to satisfy its obligations.

•

Liquidity – Some securities held by the portfolio may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss.

•

Market – The market prices of the portfolio’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

•

Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

•

Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.

•

Small- or Medium-Sized Companies – Small- or medium-sized companies may be more at risk than larger companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group.

•

Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy.

•

Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Prior to May 1, 2002, a different sub-adviser managed this portfolio and prior to July 3, 2006 another sub-adviser managed the portfolio; the performance set forth prior to those dates is attributable to those respective sub-advisers.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return

Best Quarter:	09/30/2009	21.26%
Worst Quarter:	09/30/2002	-19.85%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception

Initial Class (commenced operations on January 2, 1997)	32.68%	5.42%	-0.44%
Service Class (commenced operations on May 1, 2003)	32.24%	5.10%	9.78%
Morgan Stanley Capital International Europe, Australasia & Far East Index (reflects no deduction for fees, expenses, or taxes)	32.46%	4.02%	1.58%

Management:

Investment Adviser:	Sub-Adviser:

Transamerica Asset Management, Inc.	MFS® Investment Management

Portfolio Managers:

Daniel Ling, Portfolio Manager since 2009

Marcus L. Smith, Portfolio Manager since 2006

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

TRANSAMERICA MONEY MARKET VP

Investment Objective: Seeks maximum current income from money market securities consistent with liquidity and preservation of principal.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[a]

	Class of Shares

	Initial	Service

Management fees	0.35%	0.35%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.06%	0.06%
Total annual fund operating expenses	0.41%	0.66%

[a]	Annual portfolio operating expenses have been restated to reflect expenses for the current fiscal year.

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years

Initial	$42	$164	$298	$687
Service	$67	$211	$368	$822

Principal Investment Strategies: The portfolio’s sub-adviser, Transamerica Investment Management, LLC (“TIM”), invests the portfolio’s assets in the following high quality, short-term U.S. dollar-denominated money market instruments:

•	short-term corporate obligations, including commercial paper, notes and bonds

•	obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities

•	obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks

•	repurchase agreements involving any of the securities mentioned above

Bank obligations purchased for the portfolio are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the portfolio are limited to U.S. savings association obligations issued by U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the portfolio must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations. Each security, at the time of purchase by the portfolio, has been determined by the sub-adviser to present minimal credit risk.

As a money market fund, the portfolio tries to maintain a share price of $1.00, and must follow strict rules as to the credit quality, diversification, liquidity and maturity of its investments. If, after purchase, the credit rating on a security held by the portfolio is downgraded or the credit quality deteriorates, or if the maturity on a security is extended, the portfolio’s sub-adviser or Board of Trustees (where required by applicable regulations) will decide whether the security should be held or sold.

Principal Risks: An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1 per share, the portfolio could underperform other short-term debt instruments or money market funds, or you could lose money. The portfolio is subject to the following principal investment risks (in alphabetical order).

•

Bank Obligations – To the extent the portfolio invests in U.S. bank obligations, the portfolio will be more susceptible to adverse events affecting the U.S. banking industry. Banks are sensitive to changes in money market and general economic conditions, as well as decisions by regulators that can affect banks’ profitability.

•

Credit – An issuer or obligor of a security held by the portfolio or a counterparty to a financial contract with the portfolio may default or its credit may be downgraded, or the value of assets underlying a security may decline. Subordinated securities will be disproportionately affected by a default or downgrade.

•

Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

•

Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

•

Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

•

Interest Rate – The interest rates on short-term obligations held in the fund will vary, rising or falling with short-term interest rates generally. The portfolio’s yield will tend to lag behind general changes in interest rates. The ability of the portfolio’s yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

•

Market – The market prices of the portfolio’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

•

Redemption – The portfolio may experience periods of heavy redemptions that could cause the portfolio to liquidate its assets at inopportune times or at a loss or depressed value particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that the portfolio has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. The redemption by one or more large shareholders of their holdings in the portfolio could have an adverse impact on the remaining shareholders in the portfolio. In addition, the portfolio may suspend redemptions when permitted by applicable regulations.

•

Repurchase Agreements – If the other party to a repurchase agreement defaults on its obligation, the portfolio may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value declines, the portfolio could lose money. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the portfolio’s ability to dispose of the underlying securities may be restricted.

•

U.S. Government Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the United States generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies.

•

Yield – The amount of income you receive from the portfolio will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low the portfolio’s expenses could absorb all or a significant portion of the portfolio’s income. In addition, the recent adoption of more stringent regulations governing the management of money market funds could have a negative effect on the portfolio’s yield.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares. Performance reflects any fee waivers or expense reimbursements in effect during the relevant periods. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Prior to May 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return

Best Quarter:	06/30/2000	1.62%
Worst Quarter:	12/31/2009	0.00%

7-DAY YIELD
(as of December 31, 2009)
Initial Class = 0.01%
Service Class = 0.01%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception

Initial Class (commenced operations on October 2, 1996)	0.13%	3.00%	2.83%
Service Class (commenced operations on May 1, 2003)	0.04%	2.81%	2.25%

Management:

Investment Adviser:	Sub-Adviser:

Transamerica Asset Management, Inc.	Transamerica Investment Management, LLC

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

TRANSAMERICA MORGAN STANLEY ACTIVE INTERNATIONAL ALLOCATION VP

Investment Objective: Seeks to provide long-term capital appreciation.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class of Shares

	Initial	Service

Management fees	0.85%	0.85%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.27%	0.27%
Total annual fund operating expenses	1.12%	1.37%
Expense reduction[a]	0.05%	0.05%
Total annual fund operating expenses after expense reduction	1.07%	1.32%

[a]

Contractual arrangements have been made with the portfolio’s investment adviser, Transamerica Asset Management, Inc. (“TAM”), through April 30, 2011, to waive fees and/or reimburse portfolio expenses to the extent that the portfolio’s total operating expenses exceed 1.07%, excluding 12b-1 fees and extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months if on any day the estimated annualized portfolio operating expenses are less than the cap, excluding 12b-1 fees and extraordinary expenses. The expense cap may be terminated by the portfolio’s Board of Trustees at any time.

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years

Initial	$109	$383	$678	$1,516
Service	$134	$429	$745	$1,642

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 38% of the average value of the portfolio’s portfolio.

Principal Investment Strategies: The portfolio’s sub-adviser, Morgan Stanley Investment Management Inc. (“MSIM”), invests the portfolio’s assets, under normal circumstances, in accordance with country and sector weightings determined by MSIM, primarily in equity securities of non-U.S. issuers which, in the aggregate, replicate broad market indices.

MSIM utilizes a “top-down” approach that emphasizes country and sector selection and weighting rather than individual stock selection. MSIM seeks to capitalize on the significance of country and sector selection in international equity portfolio returns by over and underweighting countries and/or sectors based primarily on three factors: (i) valuation; (ii) dynamics/fundamental change; and (iii) market momentum/technicals. In a “top-down” approach, the sub-adviser looks at broad market factors and chooses certain sectors or industries within the market, based on those factors. It then looks at individual companies within those sectors or industries.

MSIM analyzes both the global economic environment and the economies of countries throughout the world, focusing mainly on the industrialized countries comprising the Morgan Stanley Capital International Europe, Australasia & Far East Index (the “MSCI EAFE Index”). These countries include Japan, most nations in Western Europe, Australia, New Zealand, Hong Kong and Singapore.

The portfolio may invest in emerging markets or developing countries and, with regard to such investments, may make global, regional and sector allocations to emerging markets, as well as allocations to specific emerging markets or developing countries. MSIM generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

The portfolio may invest up to 10% of its net assets in foreign real estate companies, which are similar to entities organized and operated as real estate investment trusts (“REITs”) in the United States. MSIM may utilize futures, forwards, options, swaps and other derivative instruments to manage the risks of the portfolio and for other purposes, such as gaining exposure to currencies underlying various securities or financial instruments held in the portfolio.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

•

Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio’s yield will go down. If a significant amount of the portfolio’s assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

•

Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

•

Derivatives – Using derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives also can have a leveraging effect and increase portfolio volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. The portfolio’s investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.

•

Emerging Markets – Investing in the securities of issuers located in or principally doing business in emerging markets are subject to foreign securities risks. These risks are greater for investments in emerging markets.

•

Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

•

Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

•

Liquidity – Some securities held by the portfolio may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss.

•

Market – The market prices of the portfolio’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

•

Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

•

Real Estate Securities – Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include declines in the value of real estate, adverse general and local economic conditions, increased competition, overbuilding and changes in operating expenses, property taxes or interest rates. REITs are one type of real estate security. A REIT’s performance depends on the types and locations of the properties it owns and how well it manages those properties or loan financings. REITs are subject to a highly technical tax structure, and the failure to qualify as a REIT could result in corporate-level taxation, significantly reducing the return on an investment to the portfolio.

•

REITs – When the portfolio invests in Real Estate Investment Trusts (“REITs”), it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns and how well it manages those properties or loan financings. REITs are subject to a highly technical tax structure; and the failure to qualify as a REIT could result in corporate-level taxation, significantly reducing the return on an investment to the portfolio.

•

Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

This historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, T. Rowe Price International Stock Portfolio of Endeavor Series Trust. MSIM has been the portfolio’s sub-adviser since May 1, 2002.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return

Best Quarter:	06/30/2009	24.22%
Worst Quarter:	09/30/2008	-19.12%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception

Initial Class (commenced operations on April 8, 1991)	25.88%	4.58%	0.08%
Service Class (commenced operations on May 1, 2003)	25.68%	4.33%	10.16%
Morgan Stanley Capital International - Europe, Australasia, Far East Index (reflects no deduction for fees, expenses, or taxes)	32.46%	4.02%	1.58%

Management:

Investment Adviser:	Sub-Adviser:

Transamerica Asset Management, Inc.	Morgan Stanley Investment Management Inc.

Portfolio Manager:

Ann D. Thivierge, Portfolio Manager since 2002

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

TRANSAMERICA MORGAN STANLEY MID-CAP GROWTH VP

Investment Objective: Seeks capital appreciation.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class of Shares

	Initial	Service

Management fees	0.80%	0.80%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.13%	0.13%
Total annual fund operating expenses	0.93%	1.18%

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years

Initial	$95	$329	$581	$1,304
Service	$120	$375	$649	$1,432

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 35% of the average value of the portfolio’s portfolio.

Principal Investment Strategies: The portfolio’s sub-adviser is Van Kampen Asset Management (“VKAM”). Under normal circumstances, at least 80% of the portfolio’s net assets will be invested in securities of medium-sized companies at the time of investment. A medium-sized company is generally defined by reference to those companies represented in the Russell Midcap® Growth Index.

VKAM seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. VKAM typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and attractive risk/reward profile. VKAM generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The portfolio may also invest in common stocks and other equity securities of small- and large-sized companies, as well as preferred stocks, convertible securities, rights and warrants, and debt securities. VKAM also may utilize derivative instruments, including options on securities, futures contracts and options thereon and various currency transactions. Derivative instruments used by the fund will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

VKAM may invest up to 25% of the portfolio’s assets in securities of foreign companies, including emerging market securities, primarily through ownership of depositary receipts. The portfolio may also invest up to 10% of its assets in real estate investment trusts (“REITs”).

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

•

Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio’s yield will go down. If a significant amount of the portfolio’s assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

•

Convertible Securities – The market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The portfolio could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

•

Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

•

Derivatives – Using derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives also can have a leveraging effect and increase portfolio volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. The portfolio’s investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.

•

Emerging Markets – Investing in the securities of issuers located in or principally doing business in emerging markets are subject to foreign securities risks. These risks are greater for investments in emerging markets.

•

Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

•

Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

•

Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to rapid price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

•

Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

•

Investing Aggressively – The value of developing company stocks may be volatile, and can drop significantly in a short period of time. Rights, options and futures contracts may not be exercised and may expire worthless. Warrants and rights may be less liquid than stocks. Use of futures and other derivatives may make the portfolio more volatile.

•

Market – The market prices of the portfolio’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

•

Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

•

Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.

•

REITs – When the portfolio invests in Real Estate Investment Trusts (“REITs”), it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns and how well it manages those properties or loan financings. REITs are subject to a highly technical tax structure; and the failure to qualify as a REIT could result in corporate-level taxation, significantly reducing the return on an investment to the portfolio.

•

Small- or Medium-Sized Companies – Small- or medium-sized companies may be more at risk than larger companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group.

•

Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy.

•

Warrants and Rights – Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company, and cease to have value if not exercised prior to the expiration date.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Prior to November 1, 2005, this portfolio was named Van Kampen Emerging Growth and the sub-adviser employed a different investment style.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return

Best Quarter:	06/30/2009	27.18%
Worst Quarter:	12/31/2008	-25.90%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception

Initial Class (commenced operations on March 1, 1993)	60.56%	4.55%	-3.85%
Service Class (commenced operations on May 1, 2003)	60.12%	4.28%	7.15%
Russell Midcap® Growth Index (reflects no deduction for fees, expenses, or taxes)	46.29%	2.40%	-0.52%

Management:

Investment Adviser:	Sub-Adviser:

Transamerica Asset Management, Inc.	Van Kampen Asset Management

Portfolio Managers:

Dennis P. Lynch, Lead Portfolio Manager since 2002

David S. Cohen, Portfolio Manager since 2002

Sam G. Chainani, Portfolio Manager since 2004

Alexander T. Norton, Portfolio Manager since 2005

Jason C. Yeung, Portfolio Manager since 2007

Armistead B. Nash, Portfolio Manager since 2008

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

TRANSAMERICA MULTI MANAGED LARGE CAP CORE VP

Investment Objective: Seeks to provide high total return.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares

	Initial	Service

Management fees	0.75%	0.75%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.10%	0.10%
Total annual fund operating expenses	0.85%	1.10%
Expense reduction[a]	0.01%	0.01%
Total annual fund operating expenses after expense reduction	0.84%	1.09%

[a]

Contractual arrangements have been made with the portfolio’s investment adviser, Transamerica Asset Management, Inc. (“TAM”), through April 30, 2011, to waive fees and/or reimburse portfolio expenses to the extent that the portfolio’s total operating expenses exceed 0.84%, excluding 12b-1 fees and extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months if on any day the estimated annualized portfolio operating expenses are less than the cap, excluding 12b-1 fees and extraordinary expenses. The expense cap may be terminated by the portfolio’s Board of Trustees at any time.

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years

Initial	$86	$302	$537	$1,210
Service	$111	$349	$605	$1,339

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 73% of the average value of the portfolio’s portfolio.

Principal Investment Strategies: The portfolio’s sub-adviser, Morgan Stanley Investment Management Inc.(“MSIM”), under normal circumstances, invests at least 80% of the portfolio’s assets in companies with market capitalizations of $10 billion or more. The portfolio invests primarily in companies that MSIM believes have strong free cash flow and earnings growth potential or are undervalued. MSIM emphasizes individual security selection.

MSIM may invest up to 10% of the portfolio’s assets in securities of issuers economically tied to emerging markets countries. An issuer generally will be deemed to be economically tied to a country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade.

The portfolio may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks. Derivative instruments used by the portfolio will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

The portfolio may invest up to 10% of its total assets in real estate investment trusts (“REITs”).

The portfolio may invest up to 25% of its total assets in securities of foreign issuers, including emerging markets securities, primarily through ownership of depositary receipts.

The portfolio spans both growth and value styles of investing, and is managed by two separate groups at MSIM, a growth team and a value team. Both inflows and outflows will be allocated equally between the two investment styles. In addition, MSIM will rebalance monthly to maintain an equal allocation between the two investment styles. These allocations are non-discretionary.

Growth — The growth team seeks capital appreciation by investing primarily in growth-oriented equity securities of U.S. and, to a limited extent, foreign companies that are listed on U.S. exchanges or traded in U.S. markets.

The sub-adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The sub-adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile. The sub-adviser generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

Value — The value team emphasizes a value style of investing seeking well-established, undervalued companies believed by MSIM to possess the potential for capital growth and income. Portfolio securities are typically sold when MSIM’s assessments of the capital growth and income potential of such securities materially change.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

•

Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

•

Derivatives – Using derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives also can have a leveraging effect and increase portfolio volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. The portfolio’s investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.

•

Emerging Markets – Investing in the securities of issuers located in or principally doing business in emerging markets are subject to foreign securities risks. These risks are greater for investments in emerging markets.

•

Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

•

Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to rapid price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

•

Market – The market prices of the portfolio’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

•

REITs – When the portfolio invests in Real Estate Investment Trusts (“REITs”), it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns and how well it manages those properties or loan financings. REITs are subject to a highly technical tax structure; and the failure to qualify as a REIT could result in corporate-level taxation, significantly reducing the return on an investment to the portfolio.

•

Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy.

•

Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio; Endeavor Asset Allocation Portfolio of Endeavor Series Trust.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return

Best Quarter:	09/30/2009	19.50%
Worst Quarter:	12/31/2008	-25.25%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception

Initial Class (commenced operations on April 8, 1991)	45.41%	2.12%	1.04%
Service Class (commenced operations on May 1, 2003)	45.09%	1.87%	5.55%
Standard & Poor’s 500 Composite Stock Index (reflects no deduction for fees, expenses, or taxes)	26.46%	0.42%	-0.95%

Management:

Investment Adviser:	Sub-Adviser:

Transamerica Asset Management, Inc.	Morgan Stanley Investment Management Inc.

Portfolio Managers:

Growth Team

Dennis P. Lynch, Lead Portfolio Manager since 2002

David S. Cohen, Portfolio Manager since 2002

Sam G. Chainani, Portfolio Manager since 2004

Alexander T. Norton, Portfolio Manager since 2005

Jason C. Yeung, Portfolio Manager since 2007

Armistead B. Nash, Portfolio Manager since 2008

Value Team

Kevin Holt, Co-Lead Portfolio Manager since 2004

Jason Leder, Co-Lead Portfolio Manager since 2004

Devin Armstrong, Portfolio Manager since 2007

James Warwick, Portfolio Manager since 2007

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

TRANSAMERICA PIMCO TOTAL RETURN VP

Investment Objective: Seeks maximum total return consistent with preservation of capital and prudent investment management.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class of Shares

	Initial	Service

Management fees	0.63%	0.63%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.07%	0.07%
Total annual fund operating expenses	0.70%	0.95%

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years

Initial	$72	$256	$457	$1,035
Service	$97	$303	$525	$1,166

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 729% of the average value of the portfolio’s portfolio.

Principal Investment Strategies: The portfolio’s sub-adviser, Pacific Investment Management Company LLC (“PIMCO”), invests, under normal circumstances, at least 65% of the portfolio’s net assets in fixed-income instruments of varying maturities. The average duration of this portfolio normally varies within two years (plus or minus) of the duration of the Barclays Capital U.S. Aggregate Bond Index, which as of December 31, 2009, was 4.57 years. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security’s price to changes in interest rates.

PIMCO invests the portfolio’s assets primarily in investment grade debt securities, but may invest up to 10% of the portfolio’s total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, Fitch, or S&P or, if unrated, determined by PIMCO to be of comparable quality. PIMCO may invest up to 30% of the portfolio’s total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The portfolio may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging markets countries. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the portfolio’s total assets. The portfolio may also invest up to 10% of its total assets in preferred stocks.

The portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the portfolio consists of income earned on the portfolio’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

•

Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio’s yield will go down. If a significant amount of the portfolio’s assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

•

Credit – If an issuer or guarantor of a security held by the portfolio or a counterparty to a financial contract with the portfolio defaults or is downgraded, or if the value of the assets underlying a security declines, the value of your investment will decline. Junk bonds have a higher risk of default and are considered speculative.

•

Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

•

Currency Hedging – The portfolio may hedge its currency risk, using currency futures, forwards or options. However, these instruments may not always work as intended, and a portfolio may be worse off than if it had not used a hedging instrument.

•

Derivatives – Using derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives also can have a leveraging effect and increase portfolio volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. The portfolio’s investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.

•

Emerging Markets – Investing in the securities of issuers located in or principally doing business in emerging markets are subject to foreign securities risks. These risks are greater for investments in emerging markets.

•

Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

•

Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

•

High-Yield Debt Securities – High-yield debt securities, or junk bonds, are securities that are rated below “investment grade” (that is, securities rated below Baa/BBB) or, if unrated, are considered by the sub-adviser to be of equivalent quality. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds have a higher risk of default, tend to be less liquid and may be more difficult to value.

•

Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

•

Leveraging – The value of your investment may be more volatile if the portfolio borrows or uses derivatives that have a leveraging effect on the fund. Other risks also will be compounded. This is because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the portfolio would otherwise have had. The portfolio also may have to sell assets at inopportune times to satisfy its obligations.

•

Liquidity – Some securities held by the portfolio may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss.

•

Market – The market prices of the portfolio’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

•

Mortgage-Related Securities – Mortgage-related securities represent a participation interest in a pool of mortgage loans originated by governmental or private lenders such as banks. These securities are subject to special risks, including interest rate risk, credit risk, prepayment or call risk and extension risk. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities. Mortgage-related securities may have exposure to subprime mortgages, which are mortgages to borrowers with lower credit ratings that pose a higher risk of default. In response to the recent financial crisis, the Federal Reserve has attempted to keep mortgage rates low by buying mortgage-backed assets. When this support ends, the prices of mortgage-backed securities may fall.

•

Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

•

Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.

•

Prepayment or Call – Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the portfolio will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The portfolio also may lose any premium it paid on the security.

•

Repurchase Agreements – If the other party to a repurchase agreement defaults on its obligation, the portfolio may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value declines, the portfolio could lose money. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the portfolio’s ability to dispose of the underlying securities may be restricted.

•

Rule 144A Securities – Rule 144A permits certain qualified institutional buyers, such as the portfolio, to trade in privately placed securities that have not been registered for sale to the public. Rule 144A securities may be deemed illiquid, and the portfolio might be unable to dispose of such securities promptly or at reasonable prices.

•

Sovereign Debt – Sovereign debt instruments, are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There may be no established legal process for collecting sovereign debt that a government does not pay, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

•

Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy.

•

U.S. Government Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the United States generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies.

•

Valuation – The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return

Best Quarter:	09/30/2009	7.17%
Worst Quarter:	09/30/2008	-4.67%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception

Initial Class (commenced operations on May 1, 2002)	16.03%	5.56%	5.66%
Service Class (commenced operations on May 1, 2003)	15.75%	5.29%	4.92%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	5.93%	4.97%	5.39%

Management:

Investment Adviser:	Sub-Adviser:

Transamerica Asset Management, Inc.	Pacific Investment Management Company LLC

Portfolio Manager:

Chris P. Dialynas, Portfolio Manager since 2008

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

TRANSAMERICA PROFUND ULTRABEAR VP

Investment Objective: Seeks daily investment results, before fees and expenses, that correspond to twice (200%) the inverse (opposite) of the daily performance of the Standard & Poor’s 500 Composite Stock Index (the “S&P 500 Index”). The portfolio does not seek to achieve its stated objective over a period of time greater than one day.

The portfolio seeks investment results for a single day only, not for longer periods. This means that the return of the portfolio for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from twice the inverse of the return of the Index for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the portfolio’s return for the period as the return of the benchmark. The portfolio is different from most funds in that it seeks inverse leveraged returns and only on a daily basis. The portfolio also is riskier than similarly benchmarked funds that do not use leverage.

The portfolio is part of the insurer’s investment strategy to deliver the return promised by the insurance contracts and is only available as an investment option when certain benefits are selected by the investor. The portfolio is intended to limit the volatility of an investor’s overall portfolio, limit the investor’s downside and contribute to more consistent overall investment returns. An investment in the portfolio will also have the effect of limiting the overall portfolio’s potential upside. Consistent returns and limits on volatility are intended to reduce the insurer’s cost of providing certain benefits selected by the investor. The portfolio may not perform as intended.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class of Shares

	Initial	Service

Management fees	0.85%	0.85%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	11.43%	11.43%
Total annual fund operating expenses	12.28%	12.53%
Expense reduction[a]	11.30%	11.30%
Total annual fund operating expenses after expense reduction	0.98%	1.23%

[a]

Contractual arrangements have been made with the portfolio’s investment adviser, Transamerica Asset Management, Inc. (“TAM”), through April 30, 2011, to waive fees and/or reimburse portfolio expenses to the extent that the portfolio’s total operating expenses exceed 0.98%, excluding 12b-1 fees and extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months if on any day the estimated annualized portfolio operating expenses are less than the cap, excluding 12b-1 fees and extraordinary expenses. The expense cap may be terminated by the portfolio’s Board of Trustees at any time.

Note: The portfolio does not currently offer Initial Class shares.

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years

Initial	$100	$2,497	$4,552	$8,492
Service	$125	$2,534	$4,593	$8,528

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 0% of the average value of the portfolio’s portfolio.

Principal Investment Strategies: The portfolio invests in derivatives that ProFund Advisors LLC (“ProFund Advisors”), the portfolio’s sub-adviser, believes should have similar daily return characteristics as twice (200%) the inverse (opposite) of the daily return of the S&P 500 Index. The S&P 500 Index is a measure of large-cap U.S. stock market performance. It is a float-adjusted market capitalization weighted index of 500 U.S. operating companies and REITs selected by the S&P U.S. Index Committee through a non-mechanical process that factors in criteria such as liquidity, price, market capitalization and financial viability. Reconstitution occurs both on a quarterly and ongoing basis. As of September 30, 2009, the S&P 500 Index included companies with capitalizations between $1.1 billion and $329.7 billion. The average capitalization of the companies comprising the S&P 500 Index was approximately $19.6 billion. The S&P 500 Index is published under the Bloomberg ticket symbol “SPX.” Assets of the portfolio not invested in derivatives will typically be held in money market instruments.

Derivatives - The portfolio invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The portfolio invests in derivatives as a substitute for directly shorting stocks in order to gain inverse leveraged exposure to the S&P 500 Index. Derivatives include:

• Futures Contracts - Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.

• Swap Agreements - Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

Money Market Instruments - The portfolio invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the portfolio should hold to approximate the performance of its benchmark. The portfolio may gain exposure to only a representative sample of the securities in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. ProFund Advisors does not invest the assets of the portfolio in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the portfolio. The portfolio seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the portfolio will seek to position its portfolio so that its exposure to its benchmark is consistent with the portfolio’s investment objective. The impact of the S&P 500 Index’s movements during the day will affect whether the portfolio’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the portfolio should fall, meaning that the portfolio’s exposure will need to be decreased. Conversely, if the S&P 500 Index has fallen on a given day, net assets of the portfolio should rise, meaning the portfolio’s exposure will need to be increased.

The portfolio will concentrate its investment in a particular industry or group of industries to approximately the same extent as the S&P 500 Index is so concentrated.

The portfolio is non-diversified.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

•

Active Investor – A significant portion of assets invested in the portfolio come from professional money managers and investors who use the portfolio as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the portfolio may have a negative impact on the portfolio’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the portfolio’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

•

Concentration – The portfolio will typically concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the portfolio. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that the portfolio will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments.

•

Correlation and Compounding – A number of factors may affect the portfolio’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the portfolio will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the portfolio from achieving its investment objective. The risk of the portfolio not achieving its daily investment objective will be more acute when the S&P 500 Index has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the portfolio has a single day investment objective, the portfolio’s performance for periods greater than one day is likely to be either greater than or less than the inverse of the S&P 500 Index performance times the stated multiple in the portfolio objective, before accounting for fees and fund expenses.

Compounding affects all investments, but has a more significant impact on a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be more or less than twice the inverse of the return of the S&P 500 Index. This effect becomes more pronounced as volatility increases.

Portfolio performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) index performance; b) index volatility; c) financing rates associated with leverage; d) other portfolio expenses; e) dividends paid by companies in the index; and f) period of time. The chart below illustrates the impact of two principal factors—volatility and performance—on portfolio performance. The chart shows estimated portfolio returns for a number of combinations of performance and volatility over a one-year period. Assumptions used in the chart include: (a) no dividends paid by the companies included in the S&P 500 Index; (b) no portfolio expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If portfolio expenses were included, the portfolio’s performance would be lower than that shown.

Areas shaded lighter represent those scenarios where the portfolio can be expected to return more than twice the inverse performance of the S&P 500 Index; conversely, areas shaded darker represent those scenarios where the portfolio can be expected to return less than twice the inverse performance of the S&P 500 Index.

Performance		Volatility Rate

One Year Index	200% One Year Index	10%	25%	50%	75%	100%

-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%
-50	100%	288.2%	231.6%	88.9	-26.0%	-80.1%
-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%
-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%
-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%
-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%
0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%
10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%
20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%
30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%
40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%
50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%
60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-981. %

The S&P 500 Index’s annualized historical volatility rate for the five year period ended September 30, 2009 is: 23.91%. The S&P 500 Index’s annualized performance for the five year period ended September 30, 2009 is: -1.05%. The S&P 500 Index’s highest one-year volatility rate over the five year period is 42.71%.

Historical S&P 500 Index volatility and performance are not indications of what the S&P 500 Index volatility and performance will be in the future. For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the portfolio, see “Principal Risks” in the portfolio’s full Prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the portfolio’s Statement of Additional Information.

•

Counterparty – The portfolio will be subject to the credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the portfolio or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the portfolio may decline.

•

Derivatives – Using derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives also can have a leveraging effect and increase portfolio volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. The portfolio’s investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.

•

Early Close/Late Close/Trading Halt – An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the portfolio being unable to buy or sell certain securities or derivatives. In such circumstances, the portfolio may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

•

Equity and Market – The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the portfolio to decrease.

•	Inverse Correlation – Shareholders should lose money when the Index rises—a result that is the opposite from traditional funds.

•

Liquidity – Some securities held by the portfolio may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss.

•

Non-Diversification – The portfolio is classified as “non-diversified,” which means it may invest in a larger percentage of its assets in one issuer than a diversified portfolio. To the extent the portfolio invests its assets in fewer issuers, the portfolio will be more susceptible to negative events affecting those issuers.

•

Portfolio Turnover – The portfolio’s investment strategy may result in a high portfolio turnover rate. High portfolio turnover would result in a correspondingly greater brokerage commission expenses and may result in the distribution to shareholders of additional capital gains for tax purposes. These factors may negatively affect the portfolio’s performance.

•

Leveraging – The value of your investment may be more volatile if the portfolio borrows or uses derivatives that have a leveraging effect on the fund. Other risks also will be compounded. This is because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the portfolio would otherwise have had. The portfolio also may have to sell assets at inopportune times to satisfy its obligations.

Performance: No performance is shown for the portfolio. Performance information will appear in a future version of this prospectus once the portfolio has a full calendar year of performance information to report to investors.

Management:

Investment Adviser:	Sub-Adviser:

Transamerica Asset Management, Inc.	ProFund Advisors LLC

Portfolio Managers:

Todd B. Johnson, Lead Portfolio Manager since 2009

Howard S. Rubin, Portfolio Manager since 2009

Robert M. Parker, Portfolio Manager since 2009

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

TRANSAMERICA SMALL/MID CAP VALUE VP

Investment Objective: Seeks to maximize total return.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class of Shares

	Initial	Service

Management fees	0.80%	0.80%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.08%	0.08%
Total annual fund operating expenses	0.88%	1.13%

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years

Initial	$90	$313	$554	$1,246
Service	$115	$359	$622	$1,375

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 89% of the average value of the portfolio’s portfolio.

Principal Investment Strategies: Transamerica Investment Management, LLC (“TIM”), the portfolio’s sub-adviser, invests, under normal circumstances, at least 80% of the portfolio’s net assets in small- and mid-cap equity securities of domestic companies. The portfolio defines small- and mid-cap equities as companies whose market capitalization falls within the range of $100 million to $8 billion at the time of purchase.

The portfolio generally will invest in small and mid-cap equities with valuation characteristics including low price/earnings, price/book, and price/cash flow ratios. These characteristics are evaluated based upon a proprietary analysis of normalized levels of profitability.

The portfolio may invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

•

Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio’s yield will go down. If a significant amount of the portfolio’s assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

•

Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

•

Emerging Markets – Investing in the securities of issuers located in or principally doing business in emerging markets are subject to foreign securities risks. These risks are greater for investments in emerging markets.

•

Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

•

Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

•

Market – The market prices of the portfolio’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

•

Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

•

Small- or Medium-Sized Companies – Small- or medium-sized companies may be more at risk than larger companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group.

•

Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy.

•

Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Dreyfus Small Cap Value Portfolio of Endeavor Series Trust. TIM has been the portfolio’s sub-adviser since May 1, 2004.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return

Best Quarter:	12/31/2001	44.49%
Worst Quarter:	09/30/2002	-33.09%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception

Initial Class (commenced operations on May 4, 1993)	43.21%	7.21%	10.53%
Service Class (commenced operations on May 3, 2004)	42.90%	6.93%	8.75%
Russell 2500® Value Index (reflects no deduction for fees, expenses, or taxes)	27.68%	0.84%	8.18%

Management:

Investment Adviser:	Sub-Adviser:

Transamerica Asset Management, Inc.	Transamerica Investment Management, LLC

Portfolio Managers:

Jeffrey J. Hoo, CFA, Portfolio Manager (Lead) since 2008

Thomas E. Larkin, III, Portfolio Manager (Co) since 2008

Joshua D. Shaskan, CFA, Portfolio Manager (Co) since 2008

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

TRANSAMERICA T. ROWE PRICE SMALL CAP VP

Investment Objective: Seeks long-term growth of capital by investing primarily in common stocks of small growth companies.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class of Shares

	Initial	Service

Management fees	0.75%	0.75%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.13%	0.13%
Total annual fund operating expenses	0.88%	1.13%

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years

Initial	$90	$313	$554	$1,246
Service	$115	$359	$622	$1,375

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 34% of the average value of the portfolio’s portfolio.

Principal Investment Strategies: The portfolio’s sub-adviser, T. Rowe Price Associates, Inc. (“T. Rowe Price”), seeks to achieve the portfolio’s objective by investing, under normal circumstances, at least 80% of its net assets in small-cap growth companies. These are currently defined by the sub-adviser as companies whose market capitalization falls within the range of companies in the Morgan Stanley Capital International U.S. Small Cap Growth Index (“MSCI U.S. Small Cap Growth Index”), which was approximately $42.28 million to $5.52 billion as of December 31, 2009, but the limits will vary with market fluctuations. Companies whose capitalization increases above this range after the portfolio’s initial purchase continue to be considered small companies for purposes of this policy. The portfolio intends to be invested in a large number of holdings and the top 25 holdings will not, under normal circumstances, constitute more than 50% of assets. Based on quantitative models and fundamental company research, stocks are selected in a “bottom-up” manner so that the portfolio as a whole reflects characteristics T. Rowe Price considers important, such as valuations and projected earnings and sales growth, valuation, capital usage, and earnings quality. A “bottom-up” approach is looking at individual companies against the context of broader market factors.

While the portfolio normally invests principally in small-cap U.S. common stocks, T. Rowe Price may, to a lesser extent, invest in foreign stocks (up to 10% of total assets) or exchange traded funds in pursuit of its investment objective. The portfolio may, but need not, invest in derivatives, including stock index futures and options. The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

•

Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio’s yield will go down. If a significant amount of the portfolio’s assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

•

Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

•
Derivatives – Using derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives also can have a leveraging effect and increase portfolio volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. The portfolio’s investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.

•

Exchange Traded Funds – Equity-based ETFs are subject to risks similar to those of stocks; fixed income-based ETFs are subject to risks similar to those of bonds. ETF shares may trade at a premium or discount to NAV. ETFs are subject to secondary market trading risks.

•
Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

•

Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to rapid price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

•

Liquidity – Some securities held by the portfolio may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss.

•
Market – The market prices of the portfolio’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

•

Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

•

Smaller Companies – Small companies may be more at risk than larger companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on limited management groups.

•

Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return

Best Quarter:	12/31/2001	25.80%
Worst Quarter:	12/31/2008	-25.77%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception

Initial Class (commenced operations on May 3, 1999)	38.70%	2.12%	0.33%
Service Class (commenced operations on May 1, 2003)	38.33%	1.86%	7.53%
Morgan Stanley Capital International U.S. Small Cap Growth Index (reflects no deduction for fees, expenses, or taxes)	41.91%	2.57%	1.88%

Management:

Investment Adviser:	Sub-Adviser:

Transamerica Asset Management, Inc.	T. Rowe Price Associates, Inc.

Portfolio Manager:

Sudhir Nanda, CFA, Portfolio Manager since 2006

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

TRANSAMERICA THIRD AVENUE VALUE VP

Investment Objective: Seeks long-term capital appreciation.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class of Shares

	Initial	Service

Management fees	0.80%	0.80%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.12%	0.12%
Total annual fund operating expenses	0.92%	1.17%

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years

Initial	$94	$325	$576	$1,292
Service	$119	$372	$644	$1,420

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 8% of the average value of the portfolio’s portfolio.

Principal Investment Strategies: The portfolio’s sub-adviser, Third Avenue Management LLC (“Third Avenue”), invests, under normal circumstances, at least 80% of the portfolio’s assets in common stocks of U.S. and non-U.S. issuers. The portfolio seeks to achieve its objective mainly by acquiring common stocks of well-financed companies (meaning companies with high-quality assets and a relative absence of liabilities) at a discount to what the sub-adviser believes is their intrinsic value. The portfolio also seeks to acquire senior securities, such as debt instruments (including high-yield and distressed securities that may be in default and may have any or no credit rating) that the sub-adviser believes are undervalued.

Third Avenue employs an opportunistic, “bottom-up” research process to identify companies that it believes to have strong balance sheets, competent managements, and understandable businesses, where equity securities are priced at a discount to its estimate of intrinsic value. A “bottom-up” approach is looking at individual companies against the context of broader market factors.

The portfolio invests in companies regardless of market capitalization. The mix of investments at any time will depend on the industries and types of securities believed to represent the best values, consistent with the portfolio’s investment strategies and restrictions. The portfolio may invest up to 15% of its assets in high-yield/high risk fixed-income securities and other types of debt securities.

The portfolio may invest in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

The portfolio is a non-diversified portfolio.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

•

Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio’s yield will go down. If a significant amount of the portfolio’s assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

•

Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

•

Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

•

Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

•

High-Yield Debt Securities – High-yield debt securities, or junk bonds, are securities that are rated below “investment grade” (that is, securities rated below Baa/BBB) or, if unrated, are considered by the sub-adviser to be of equivalent quality. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds have a higher risk of default, tend to be less liquid and may be more difficult to value.

•

Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

•

Market – The market prices of the portfolio’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

•

Non-Diversification – The portfolio is classified as “non-diversified,” which means it may invest in a larger percentage of its assets in one issuer than a diversified portfolio. To the extent the portfolio invests its assets in fewer issuers, the portfolio will be more susceptible to negative events affecting those issuers.

•

Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

•

Small- or Medium-Sized Companies – Small- or medium-sized companies may be more at risk than larger companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group.

•

Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy.

•

Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to a secondary index which is used to more closely reflect the principal strategies and policies of the portfolio. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return

Best Quarter:	06/30/2009	26.13%
Worst Quarter:	12/31/2008	-27.29%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception

Initial Class (commenced operations on January 2, 1998)	34.88%	2.07%	9.18%
Service Class (commenced operations on May 1, 2003)	34.52%	1.81%	9.66%
Russell 3000® Value Index (reflects no deduction for fees, expenses, or taxes)	19.76%	-0.24%	2.88%
Morgan Stanley Capital International World Index[1] (reflects no deduction for fees, expenses, or taxes)	30.79%	2.57%	0.23%

[1]	This index was added as an additional benchmark to the portfolio on May 1, 2010 to more closely reflect the principal strategies and policies of the portfolio.

Management:

Investment Adviser:	Sub-Adviser:

Transamerica Asset Management, Inc.	Third Avenue Management LLC

Portfolio Managers:

Curtis R. Jensen, Co-Portfolio Manager since 1998

Yang Lie, Co-Portfolio Manager since 2008

Kathleen K. Crawford, Assistant Portfolio Manager since 2007

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

TRANSAMERICA U.S. GOVERNMENT SECURITIES VP

Investment Objective: Seeks to provide as high a level of total return as is consistent with prudent investment strategies.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class of Shares

	Initial	Service

Management fees	0.55%	0.55%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.06%	0.06%
Total annual fund operating expenses	0.61%	0.86%

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years

Initial	$62	$228	$408	$928
Service	$88	$274	$477	$1,061

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 157% of the average value of the portfolio’s portfolio.

Principal Investment Strategies: The portfolio’s sub-adviser, Transamerica Investment Management, LLC (“TIM”), invests, under normal circumstances, at least 80% of the portfolio’s assets in U.S. government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities. These securities include:

•	U.S. Treasury obligations

•

Obligations issued by or guaranteed by U.S. government agencies or government-sponsored entities. Obligations guaranteed by U.S. government agencies or government-sponsored entities include issues by non-government-sponsored entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise

•	Mortgage-backed securities guaranteed by Ginnie Mae or other U.S. government agencies or government-sponsored entities such as Sallie Mae or Fannie Mae

•

Collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed by the U.S. government or its agencies and government-sponsored entities

The average weighted maturity for these U.S. government security obligations will generally range from three to seven years.

The portfolio may invest up to 20% of its total assets in high yield debt securities, debt securities of foreign issuers in developed countries, and U.S. dollar-denominated obligations issued by foreign branches of U.S. banks and domestic branches of foreign banks. The portfolio may also invest in investment grade corporate bonds, short-term corporate debt securities, non-mortgage-backed securities and zero coupon bonds.

The portfolio invests in debt obligations that the sub-adviser believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. In choosing securities, the sub-adviser uses a combination of quantitative and fundamental research, including analysis of the creditworthiness of issuers and the rates of interest offered by various issuers.

The portfolio’s sub-adviser may also engage in options and futures transactions and interest rate swap transactions to efficiently manage the portfolio’s interest rate exposure, as well as to hedge the portfolio’s investment against adverse changes in interest rates. The portfolio may also enter into credit default swap transactions in an attempt to manage portfolio risk. The portfolio may also purchase securities on a when-issued, delayed delivery or forward commitment basis.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

•

Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio’s yield will go down. If a significant amount of the portfolio’s assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

•

Country, Sector or Industry Focus – To the extent the portfolio invests a significant portion of its assets in one or more countries, sectors or industries, the portfolio will be more susceptible to negative events affecting those countries, sectors or industries.

•

Derivatives – Using derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives also can have a leveraging effect and increase portfolio volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. The portfolio’s investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.

•

Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

•

Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

•

High-Yield Debt Securities – High-yield debt securities, or junk bonds, are securities that are rated below “investment grade” (that is, securities rated below Baa/BBB) or, if unrated, are considered by the sub-adviser to be of equivalent quality. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds have a higher risk of default, tend to be less liquid and may be more difficult to value.

•

Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

•

Market – The market prices of the portfolio’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

•

Mortgage-Related Securities – Mortgage-related securities represent a participation interest in a pool of mortgage loans originated by governmental or private lenders such as banks. These securities are subject to special risks, including interest rate risk, credit risk, prepayment or call risk and extension risk. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities. Mortgage-related securities may have exposure to subprime mortgages, which are mortgages to borrowers with lower credit ratings that pose a higher risk of default. In response to the recent financial crisis, the Federal Reserve has attempted to keep mortgage rates low by buying mortgage-backed assets. When this support ends, the prices of mortgage-backed securities may fall.

•

Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

•

U.S. Government Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the United States generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies.

•

Zero Coupon Bonds – Zero coupon bonds pay no interest during the life of the obligation but trade at prices below their stated maturity value. Although these securities lock in a rate of return to maturity, they may be subject to greater fluctuations in market value than securities that pay interest periodically.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Dreyfus U.S. Government Securities Portfolio of Endeavor Series Trust. TIM has been the portfolio’s sub-adviser since May 1, 2002.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return

Best Quarter:	12/31/2008	5.07%
Worst Quarter:	06/30/2004	-2.83%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception

Initial Class (commenced operations on May 13, 1994)	4.47%	4.72%	5.07%
Service Class (commenced operations on May 1, 2003)	4.20%	4.47%	3.88%
Barclays Capital U.S. Government Index (reflects no deduction for fees, expenses, or taxes)	-2.20%	4.87%	6.17%

Management:

Investment Adviser:	Sub-Adviser:

Transamerica Asset Management, Inc.	Transamerica Investment Management, LLC

Portfolio Managers:

Derek S. Brown, CFA, Portfolio Manager (Lead) since 2005

Greg D. Haendel, Portfolio Manager (Co) since 2003

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

TRANSAMERICA WMC DIVERSIFIED GROWTH VP

Investment Objective: Seeks to maximize long-term growth.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class of Shares

	Initial	Service

Management fees	0.72%	0.72%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.07%	0.07%
Total annual fund operating expenses	0.79%	1.04%

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years

Initial	$81	$285	$505	$1,141
Service	$106	$331	$574	$1,271

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 43% of the average value of the portfolio’s portfolio.

Principal Investment Strategies: The portfolio invests, under normal circumstances, at least 80% of its net assets in domestic common stocks. The portfolio invests primarily in common stocks of growth-oriented companies. Each stock is evaluated and ranked on a consistent set of growth, valuation, and quality criteria and the portfolio will seek diversified sources of return from these criteria.

The portfolio’s sub-adviser, Wellington Management Company, LLP (“Wellington Management”), uses what is sometimes referred to as a “bottom up” approach, which is the use of fundamental analysis to identify specific securities within industries or sectors for purchase or sale. A “bottom-up” approach is looking at individual companies against the context of broader market factors.

Wellington Management continually monitors every company in the portfolio’s portfolio for fundamental attractiveness. The portfolio typically sells an investment when the investment achieves its anticipated potential, the company begins to show deteriorating relative fundamentals or alternative investments become sufficiently more attractive.

Consistent with the portfolio’s objective and other policies, the portfolio may invest to a lesser extent in derivatives, including futures, forwards, options and swaps. The portfolio may invest up to 20% of its total assets in foreign securities (not including American Depositary Receipts, American Depositary Shares or U.S. dollar denominated securities of foreign issuers).

The portfolio may invest in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

•

Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio’s yield will go down. If a significant amount of the portfolio’s assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

•

Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

•

Derivatives – Using derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives also can have a leveraging effect and increase portfolio volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. The portfolio’s investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.

•

Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

•	Focused Investing – To the extent the portfolio invests in a limited number of issuers, changes in the value of individual securities may have a significant impact on your investment.

•

Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

•

Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to rapid price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

•
Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

•
Market – The market prices of the portfolio’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

•
Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

•

Small- or Medium-Sized Companies – Small- or medium-sized companies may be more at risk than larger companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group.

•

Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth Portfolio of Transamerica Variable Funds, Inc., which employed different investment strategies.

Prior to April 9, 2010, the portfolio was named Transamerica Equity VP, had a different sub-adviser and used different investment strategies. The performance set forth prior to that date is attributable to the previous sub-adviser.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return

Best Quarter:	06/30/2009	18.98%
Worst Quarter:	12/31/2008	-24.19%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception

Initial Class (commenced operations on December 31, 1980)	29.20%	0.55%	-1.01%
Service Class (commenced operations on May 1, 2003)	28.90%	0.29%	5.59%
Russell 1000® Growth Index (reflects no deduction for fees, expenses, or taxes)	37.21%	1.63%	-3.99%

Management:

Investment Adviser:	Sub-Adviser:

Transamerica Asset Management, Inc.	Wellington Management Company, LLP

Portfolio Manager:

Paul E. Marrkand, CFA, Portfolio Manager since 2010

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

TRANSAMERICA WMC DIVERSIFIED GROWTH II VP

Investment Objective: Seeks long-term capital growth.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher. There are no sales charges (loads) or other transaction fees applicable to the portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class of Shares

Initial

Management fees	0.30%
Distribution and service (12b-1) fees	0.00%
Other expenses	0.26%
Total annual fund operating expenses	0.56%
Expense reduction[a]	0.26%
Total annual fund operating expenses after expense reduction	0.30%

[a]

Contractual arrangements have been made with the portfolio’s investment adviser, Transamerica Asset Management, Inc. (“TAM”), through April 30, 2011, to waive fees and/or reimburse portfolio expenses to the extent that the portfolio’s total operating expenses exceed 0.30%, excluding 12b-1 fees and extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months if on any day the estimated annualized portfolio operating expenses are less than the cap, excluding 12b-1 fees and extraordinary expenses. The expense cap may be terminated by the portfolio’s Board of Trustees at any time.

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years

Initial	$31	$186	$355	$844

Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 46% of the average value of the portfolio’s portfolio.

Principal Investment Strategies: The portfolio invests, under normal circumstances, at least 80% of its net assets in domestic common stocks. The portfolio invests primarily in common stocks of growth-oriented companies. Each stock is evaluated and ranked on a consistent set of growth, valuation, and quality criteria and the portfolio will seek diversified sources of return from these criteria.

The portfolio’s sub-adviser, Wellington Management Company, LLP (“Wellington Management”), uses what is sometimes referred to as a “bottom up” approach, which is the use of fundamental analysis to identify specific securities within industries or sectors for purchase or sale. A “bottom-up” approach is looking at individual companies against the context of broader market factors.

Wellington Management continually monitors every company in the portfolio’s portfolio for fundamental attractiveness. The portfolio typically sells an investment when the investment achieves its anticipated potential, the company begins to show deteriorating relative fundamentals or alternative investments become sufficiently more attractive.

Consistent with the portfolio’s objective and other policies, the portfolio may invest to a lesser extent in derivatives, including futures, forwards, options and swaps. The portfolio may invest up to 20% of its total assets in foreign securities (not including American Depositary Receipts, American Depositary Shares or U.S. dollar denominated securities of foreign issuers).

The portfolio may invest in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the portfolio. You may lose money if you invest in this portfolio.

•

Cash Management and Defensive Investing – Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio’s yield will go down. If a significant amount of the portfolio’s assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

•

Currency – When the portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

•

Derivatives – Using derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives also can have a leveraging effect and increase portfolio volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. The portfolio’s investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.

•
Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

•	Focused Investing – To the extent the portfolio invests in a limited number of issuers, changes in the value of individual securities may have a significant impact on your investment.

•
Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

•

Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to rapid price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

•
Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

•
Market – The market prices of the portfolio’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

•
Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

•
Small- or Medium-Sized Companies – Small- or medium-sized companies may be more at risk than larger companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group.

•

Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares, and how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Prior to April 9, 2010, the portfolio was named Transamerica Equity II VP, had a different sub-adviser and used different investment strategies. The performance set forth prior to that date is attributable to the previous sub-adviser.

Annual Total Returns (calendar years ended December 31)

	Quarter Ended	Return

Best Quarter:	06/30/2009	21.83%
Worst Quarter:	12/31/2008	-23.95%

Average Annual Total Returns (periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Since Inception

Transamerica WMC Diversified Growth II VP (commenced operations on December 30, 2003)	32.95%	1.67%	4.01%
Russell 1000® Growth Index (reflects no deduction for fees, expenses, or taxes)	37.21%	1.63%	2.42%

Management:

Investment Adviser:	Sub-Adviser:

Transamerica Asset Management, Inc.	Wellington Management Company, LLP

Portfolio Manager:

Paul E. Marrkand, CFA, Portfolio Manager since 2010

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolios may also be sold to the asset allocation portfolios offered in this prospectus and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

MORE ON THE PORTFOLIOS’ STRATEGIES AND INVESTMENTS

The following provides additional information regarding the portfolios’ strategies and investments described at the front of the prospectus. Information contained in this prospectus may apply to portfolios of Transamerica Series Trust not offered in your policy or contract. Except as otherwise expressly stated for a particular portfolio in this prospectus or in the statement of additional information or as required by law, there is no limit on the amount of a portfolio’s assets that may be invested in a particular type of security or investment.

Transamerica AEGON High Yield Bond VP: The portfolio’s sub-adviser, AEGON USA Investment Management, LLC (“AUIM”), seeks to achieve the portfolio’s objective by investing, under normal circumstances, at least 80% of the portfolio’s net assets in high-yield/high-risk bonds (commonly known as “junk bonds”).

Junk bonds are high risk debt securities rated in medium or lower rating categories or determined by AUIM to be of comparable quality.

AUIM’s strategy is to seek to achieve yields as high as possible while seeking to manage risk. AUIM uses a “top-down/bottom-up” approach in managing the portfolio’s assets. The “top-down” approach is to adjust the risk profile of the portfolio. AUIM analyzes four factors that affect the movement of fixed-income bond prices which include: economic indicators; technical indicators that are specific to the high-yield market; investor sentiment and valuation. Analysis of these factors assists AUIM in its decision regarding the portfolio’s allocations.

AUIM has developed a proprietary credit model that is the foundation of its “bottom-up” analysis. The model tracks historical cash flow numbers and calculates credit financial ratios. Because high-yield companies are of higher financial risk, AUIM does a thorough credit analysis of all companies in the portfolio, as well as all potential acquisitions.

Each potential buy and sell candidate is analyzed by AUIM from both the “top-down” and “bottom-up” strategies. An industry may look attractive in one area, but not the other. They can review the results of their analysis and decide whether or not to proceed with a transaction.

AUIM may sell portfolio securities when it determines there are changes in economic indicators, technical indicators or valuation.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Asset Allocation – Conservative VP: The portfolio seeks to achieve its investment objective by investing its assets in a broad mix of underlying TST portfolios and certain funds of Transamerica Funds (“underlying portfolios”).

•

Under normal circumstances, investments in underlying portfolios are expected to achieve a mix over time of approximately 35% of assets in equities, which may include both stocks and commodity-related securities, and 65% of assets in fixed-income, which may include bonds, cash, cash equivalents, and other money market instruments. These percentages may vary.

•

Allocation of assets among the underlying portfolios is based on such things as diversification, general market outlooks (both domestic and global), volatility in the equity markets, historical performance, global markets’ current valuations, and other global economic factors. Allocation to high yield bonds will not exceed 10% of the fixed-income allocation of the portfolio, and will not exceed 5% of the overall portfolio’s assets.

•	The portfolio may periodically adjust its allocations to favor investments in those underlying funds that it believes will provide the most favorable outlook for achieving its investment objective.

•	The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying portfolio decides which securities to purchase and sell for that underlying portfolio. The portfolio’s ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolios, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

The portfolio’s portfolio construction manager, Morningstar Associates, LLC (the “Portfolio Construction Manager”), determines the portfolio’s asset allocations and periodic changes thereto, and other fund investments. The Portfolio Construction Manager may change the portfolio’s asset allocations and underlying portfolios at any time without notice to shareholders and without shareholder approval.

Transamerica Asset Allocation – Growth VP: The portfolio seeks to achieve its investment objective by investing its assets in a broad mix of underlying TST portfolios and certain funds of Transamerica Funds (“underlying portfolios”).

•	Under normal circumstances, it expects to invest primarily in underlying portfolios that invest in equities, which may include both stocks and commodity-related securities.

•

Allocation of assets among the underlying portfolios is based on such things as diversification, general market outlooks (both domestic and global), historical performance, global markets’ current valuations, and other global economic factors.

•

The portfolio may periodically adjust its allocations to favor investments in those underlying portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

•	The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying portfolio decides which securities to purchase and sell for that underlying portfolio. The portfolio’s ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

The portfolio’s portfolio construction manager, Morningstar Associates, LLC (the “Portfolio Construction Manager”), determines the portfolio’s asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio’s asset allocations and underlying portfolios at any time without notice to shareholders and without shareholder approval.

Transamerica Asset Allocation – Moderate VP: The portfolio seeks its investment objective by investing its assets in a broad mix of underlying TST portfolios and certain funds of Transamerica Funds (“underlying portfolios”).

•

Under normal circumstances, investments in underlying portfolios are expected to achieve a mix over time of approximately 50% of assets in equities, which may include both stocks and commodity-related securities, and 50% of assets in fixed-income, which may include bonds, cash, cash equivalents, and other money market instruments. These percentages may vary.

•

Allocation of assets among the underlying portfolios is based on such things as diversification, general market outlooks (both domestic and global), volatility in the equity markets, historical performance, global markets’ current valuations, and other global economic factors. Allocation to high yield bonds will not exceed 10% of the fixed-income allocation of the portfolio, and will not exceed 5% of the overall portfolio’s assets.

•

The portfolio may periodically adjust its allocations to favor investments in those underlying portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

•	The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying portfolio decides which securities to purchase and sell for that underlying portfolio. The portfolio’s ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

The portfolio’s portfolio construction manager, Morningstar Associates, LLC (the “Portfolio Construction Manager”), determines the portfolio’s asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio’s asset allocations and underlying portfolios at any time without notice to shareholders and without shareholder approval.

Transamerica Asset Allocation – Moderate Growth VP: The portfolio seeks to achieve its investment objective by investing its assets in a broad mix of underlying TST portfolios and certain funds of Transamerica Funds (“underlying portfolios”).

•

Under normal circumstances, investments in underlying portfolios are expected to achieve a mix over time of approximately 70% of assets in equities, which may include both stocks and commodity-related securities, and 30% of assets in fixed-income, which may include bonds, cash, cash equivalents and other money market instruments. These percentages may vary.

•

Allocation of assets among the underlying portfolios is based on such things as diversification, general market outlooks (both domestic and global), volatility in the equity markets, historical performance, global markets’ current valuations, and other global economic factors. Allocation to high yield bonds will not exceed 10% of the fixed-income allocation of the portfolio, and will not exceed 5% of the overall portfolio’s assets.

•

The portfolio may periodically adjust its allocations to favor investments in those underlying portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

•	The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying portfolio decides which securities to purchase and sell for that underlying portfolio. The portfolio’s ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

The portfolio’s portfolio construction manager, Morningstar Associates, LLC (the “Portfolio Construction Manager”), determines the portfolio’s asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio’s asset allocations and underlying portfolios at any time without notice to shareholders and without shareholder approval.

Transamerica Balanced VP: The portfolio’s sub-adviser, Transamerica Investment Management, LLC (“TIM”), seeks to achieve the portfolio’s objective by investing, under normal circumstances, primarily in common stocks and high quality bonds with maturities of less than 30 years. TIM allocates the portfolio’s assets between equity and debt securities based on its assessment of current business and investment conditions. However, at all times, the portfolio will hold at least 25% of its assets in non-convertible fixed-income securities. TIM may also invest in cash or cash equivalents such as money market funds and other short-term investment instruments.

TIM normally invests in a portfolio of common stocks, bonds, money market instruments and other short-term debt securities issued by companies of all sizes. TIM’s equity and fixed-income management teams work together to build a portfolio of growth stocks combined with bonds that TIM considers to be of good credit quality purchased at favorable prices.

TIM uses a “bottom up” approach to investing. It studies industry and economic trends, but focuses on researching individual issuers. The portfolio is constructed one security at a time. Each issuer passes through a research process and stands on its own merits as a viable investment in TIM’s opinion.

Equity Investments

TIM uses an intrinsic value discipline in selecting securities, based on strong earnings and cash flows to foster future growth, with the goal of producing a long-term, above-average rate of return. In projecting free cash flows and determining earnings potential and valuation, TIM uses multiple factors such as:

•	the quality of the management team;

•	the company’s ability to earn returns on capital in excess of the cost of capital;

•	competitive barriers to entry; and

•	the financial condition of the company.

TIM takes a long-term approach to investing and views each investment in a company as owning a piece of the business.

Fixed-Income Investments

TIM’s bond management team seeks out bonds with credit strength of the quality that it believes could warrant higher ratings, which, in turn, could lead to higher valuations. To identify these bonds, the bond research team performs in-depth income and credit analysis on companies issuing bonds under consideration for the portfolio. It also compiles bond price information from many different bond markets and evaluates how these bonds can be expected to perform with respect to recent economic developments. TIM analyzes this market information daily, negotiating each trade and buying bonds at what TIM considers to be the best available prices.

The portfolio may invest in mortgage-backed securities and lower-rated bonds. The portfolio may also invest in derivative securities, including futures, options and options on futures, swaps and foreign securities.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica BlackRock Global Allocation VP: The Fund seeks to achieve its objective by investing in both equity and debt securities, including money market securities and other short-term securities or instruments, of issuers located around the world. There is no limit on the percentage of assets the Fund can invest in a particular type of security. Generally, the Fund seeks diversification across markets, industries and issuers as one of its strategies to reduce volatility. Except as described below, the Fund has no geographic limits on where its investments may be located. This flexibility allows Fund management to look for investments in markets around the world that it believes will provide the best relative asset allocation to meet the Fund’s objective. The Fund may invest in securities of any market capitalization. The Fund may also invest in REITs.

Fund management uses the Fund’s investment flexibility to create a portfolio of assets that, over time, tends to be relatively balanced between equity and debt securities and that is widely diversified among many individual investments. While the Fund can, and does, look for investments in all the markets of the world, it will typically invest a majority of its assets in the securities of companies and governments located in North and South America, Europe, Australia and the Far East. In addition to investing in foreign securities, the Fund actively manages its exposure to foreign currencies through the use of forward currency contracts and other currency derivatives. From time to time, the Fund may own foreign cash equivalents or foreign bank deposits as part of the Fund’s investment strategy. The Fund will also invest in non-U.S. currencies, however, the Fund may underweight or overweight a currency based on the Fund management team’s outlook. The Fund may also invest in non-convertible debt securities. Non-convertible debt securities will generally be longer-term securities with the potential for capital appreciation through changes in interest rates, exchange rates or the general perception of the creditworthiness of issuers in certain countries.

The Fund’s composite Reference Benchmark has at all times since the Fund’s formation included a 40% weighting in non-U.S. securities. Throughout its history, the Fund has maintained a weighting in non-US securities, often exceeding the 40% Benchmark weighting and rarely falling below this allocation. Under normal circumstances, the Fund anticipates it will continue to allocate a substantial amount (approximately 40% or more — unless market conditions are not deemed favorable by Fund management, in which case the Fund would invest at least 30%) — of its total assets in securities (i) of foreign government issuers, (ii) of issuers organized or located outside the U.S., (iii) of issuers which primarily trade in a market located outside the U.S., or (iv) of issuers doing a substantial amount of business outside the U.S., which the Fund considers to be companies that derive at least 50% of their revenue or profits from business outside the U.S. or have at least 50% of their sales or assets outside the U.S. The Fund will allocate its assets among various regions and countries, including the United States (but in no less than three different countries). For temporary defensive purposes the Fund may deviate very substantially from the allocation described above.

The Fund may invest a portion of its assets in securities related to real assets (like real estate or precious metals-related securities) such as stock, bonds or convertible bonds issued by real estate investment trusts or companies that mine precious metals.

The Fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investment in commodity-linked derivative instruments and investment vehicles that exclusively invest in precious metals, which are designed to provide this exposure without direct investment in physical commodities or commodities futures contracts. The Fund may also gain exposure to commodity markets by investing in the Subsidiary. The Subsidiary invests primarily in commodity-related instruments. BlackRock is the manager of the Subsidiary. The Subsidiary (unlike the Fund) may invest without limitation in commodity-related instruments. However, the Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund. The Fund will limit its investments in the Subsidiary to 25% of its net assets.

The Subsidiary is managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Fund. As a result, BlackRock, in managing the Subsidiary’s portfolio, is subject to the same investment policies and restrictions that apply to the management of the Fund, and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage, and the timing and method of the valuation of the Subsidiary’s portfolio investments and shares of the Subsidiary. These policies and restrictions are described in detail in the SAI. The Fund’s Chief Compliance Officer oversees implementation of the Subsidiary’s policies and procedures, and makes periodic reports to the Board regarding the Subsidiary’s compliance with its policies and procedures. The Fund and Subsidiary test for compliance with certain investment restrictions on a consolidated basis, except that with respect to its investments in certain securities that may involve leverage, the Subsidiary complies with asset segregation requirements to the same extent as the Fund.

BlackRock provides investment management and other services to the Subsidiary. BlackRock does not receive separate compensation from the Subsidiary for providing it with investment management or administrative services. However, the Fund pays BlackRock based on the Fund’s assets, including the assets invested in the Subsidiary. The Subsidiary will also enter into separate contracts for the provision of custody, transfer agency, and audit services with the same or with affiliates of the same service providers that provide those services to the Fund. The financial statements of the Subsidiary will be consolidated with the Fund’s financial statements in the Fund’s Annual and Semi-Annual Reports. The Fund’s Annual and Semi-Annual Reports are distributed to shareholders, and copies of the reports are provided without charge upon request as indicated in the Fund’s prospectus.

In making investment decisions, Fund management tries to identify the long term trends and changes that could benefit particular markets and/or industries relative to other markets and industries. Fund management will consider a variety of factors when selecting the markets, such as the rate of economic growth, natural resources, capital reinvestment and the social and political environment.

In deciding between equity and debt investments, Fund management looks at a number of factors, such as the relative opportunity for capital appreciation, capital recovery risk, dividend yields and the level of interest rates paid on debt securities of different maturities. Dividend yield is a common stock’s annualized dividend stream divided by the stock’s current price, which represents the stock’s current expected rate of current income.

In selecting real assets (like real estate or precious metals-related securities), Fund management identifies real assets that it believes will increase in value because of economic trends and cycles or political or other events.

In selecting stocks and other securities that are convertible into stocks, Fund management emphasizes stocks that it believes are undervalued. Fund management places particular emphasis on companies with below average price/earnings ratios or that may pay above average dividends.

Fund management will invest in “junk” bonds, corporate loans and distressed securities only when it believes that they will provide an attractive total return, relative to their risk, as compared to higher quality debt securities. Distressed securities are securities that are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or payment of interest at the time of acquisition or are rated in the lowest rating categories by at least one independent rating agency (CC or lower by S&P or Fitch or Ca or lower by Moody’s), or if unrated, judged to be of comparable quality by Fund management.

Fund management will invest in distressed securities when Fund management believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that the Fund will generally achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization.

Transamerica BlackRock Large Cap Value VP: The portfolio’s sub-adviser, BlackRock Investment Management, LLC (“BlackRock”), seeks to achieve the portfolio’s objective by investing, under normal circumstances, at least 80% of the portfolio’s net assets in equity securities of large cap companies. The portfolio considers a large cap company to be one which, at the time of purchase, has a market capitalization equal to or greater than the top 80% of the companies that comprise the Russell 1000® Value Index. As of December 31, 2009, the lowest market capitalization in this group was approximately $6.084 billion.

The portfolio may invest in foreign securities that are represented by American Depositary Receipts. The portfolio may invest in convertible securities, preferred stocks, illiquid securities, and U.S. government debt securities.

The portfolio will seek to outperform the Russell 1000® Value Index by investing in equity securities that BlackRock believes are selling at below normal valuations. The portfolio emphasizes value-oriented investments.

In selecting securities for the portfolio from its benchmark universe, BlackRock uses a proprietary multi-factor quantitative model. The factors employed by the model include stock valuation, quality of earnings and potential future earnings growth. BlackRock looks for strong relative earnings growth, earnings quality and good relative valuation.

A company’s stock price relative to its earnings and book value, among other factors, is also examined—if BlackRock believes that a company is overvalued, it will not be considered as an investment for any fund. After the initial screening is done, BlackRock relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies BlackRock believes have strong, sustainable earnings growth with current momentum at attractive price valuations. “Fundamental analysis” is a method of stock market analysis that concentrates on “fundamental” information about the company (such as its income statement, balance sheet, earnings and sales history, products and management) to attempt to forecast future stock value.

Because the portfolio generally will not hold all the stocks in its index, and because its investments may be allocated in amounts that vary from the proportional weightings of the various stocks in that index, the portfolio is not an “index” portfolio. In seeking to outperform the benchmark, however, BlackRock reviews potential investments using certain criteria that are based on the securities in the relevant index. These criteria currently include the following:

•	Relative price to earnings and price to book ratios

•	Stability and quality of earnings

•	Earnings momentum and growth

•	Weighted median market capitalization of the portfolio

•	Allocation among the economic sectors of the portfolio as compared to the applicable index

•	Weighted individual stocks within the applicable index

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to the risk with respect to the depository institution holding the cash.

Transamerica BlackRock Tactical Allocation VP: BlackRock Financial Management, Inc. (“BlackRock”), the portfolio’s sub-adviser, seeks to achieve the portfolio’s objective by investing its assets in a combination of underlying TST portfolios and certain funds of Transamerica Funds (the “underlying portfolios”).

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Under normal circumstances, the portfolio’s investments in equity funds will vary between 40% and 90% of the portfolio’s net assets, with the remaining portion invested in fixed-income funds, which may include money market funds. Equity exposure increases with higher 10-year swap rates and lower implied volatility. Equity exposure decreases with lower swap rates and higher implied volatility.

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The portfolio’s target level of equity exposure is determined monthly by a proprietary tactical asset allocation model based on specified market factors, such as the 10-year swap rate and implied volatility. The model was provided to Transamerica Asset Management, Inc., the portfolio’s investment adviser, by an affiliated insurance company and is used by that company to develop and price insurance policies and variable annuity contracts. The model is run on the first business day of each month and produces the target equity allocation for the month.

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BlackRock may not vary or override the target level equity exposure regardless of their view of the market outlook. Based on the model’s target allocation, BlackRock selects among the underlying equity and fixed-income funds and rebalances the portfolio’s assets among the underlying portfolios to maintain the target weightings. BlackRock may choose to invest a portion of the portfolio’s assets in one or more underlying portfolios which they sub-advise.

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The equity funds may have fixed-income exposure and the fixed-income funds could likewise have equity exposure. Such exposures are not considered by the model and could impact the performance of the underlying portfolios and the portfolio.

•	The portfolio may also invest directly in securities, including U.S. government securities, short-term commercial paper, cash and cash equivalents.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

Transamerica Clarion Global Real Estate Securities VP: Under normal circumstances, the portfolio’s sub-adviser, ING Clarion Real Estate Securities, LLC (“Clarion”), will invest at least 80% of the portfolio’s net assets in a portfolio of equity securities of issuers that are principally engaged in the real estate industry. Clarion considers issuers principally engaged in the real estate industries to be companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. The portfolio’s portfolio will be composed of investments in issuers that are economically tied to at least three different countries, including the United States. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade. As a general matter, these investments are expected to be in equity securities of real estate companies which include common stocks of large-, mid- and small-sized issuers, including real estate investment trusts (“REITs”), and convertible securities.

Clarion uses a disciplined two-step process for constructing the portfolio’s portfolio. First, Clarion selects sectors and geographic regions in which to invest, and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private property market trends and conditions. Second, Clarion uses an in-house valuation process to identify investments with superior current income and growth potential relative to their peers, through which it examines several factors, including value and property, capital structure, and management and strategy. Clarion may decide to sell investments held by the portfolio for a variety of reasons, such as to secure gains, limit losses, or redeploy portfolio investments into opportunities believed to be more promising. Clarion also may engage in frequent and active trading of portfolio investments to achieve the portfolio’s investment objective.

The portfolio may also invest in debt securities of real estate and non-real estate companies, mortgage-backed securities such as pass through certificates, real estate mortgage investment conduit (“REMIC”) certificates, and collateralized mortgage obligations (“CMOs”), or short-term debt obligations. However, the portfolio does not directly invest in real estate.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

This portfolio is non-diversified.

Transamerica Convertible Securities VP: The portfolio’s sub-adviser, Transamerica Investment Management, LLC (“TIM”), seeks to achieve the portfolio’s objective by investing, under normal circumstances, at least 80% of the portfolio’s net assets in convertible securities across the credit spectrum. Convertible securities are fixed-income securities that convert into shares of common stock of their issuer.

Convertible securities perform more like a stock when the underlying share price is high relative to the conversion price and more like a bond when the underlying share price is low relative to the conversion price. TIM may also invest the portfolio’s assets in other types of securities, including common stock.

TIM may invest the portfolio’s assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the portfolio, TIM relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, industry position, and economic market conditions. Factors considered include growth potential, earnings estimates, and quality of management.

TIM may, but not need, invest in derivatives. TIM may use various techniques, such as buying and selling futures contracts, to increase or decrease the portfolio’s exposure to changing security prices or other factors that affect security values.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Diversified Equity VP: The portfolio’s sub-adviser, Transamerica Investment Management, LLC (“TIM”), invests, under normal circumstances, at least 80% of the portfolio’s net assets in domestic equity securities. TIM uses an intrinsic valuation discipline in selecting securities, based on strong earnings and cash flows to foster future growth, with the goal of producing a long-term, above-average rate of return. The portfolio typically limits its holdings to fewer than 60 companies.

TIM uses a “bottom-up” approach to investing. It studies industry and economic trends, but focuses on researching individual companies. As part of TIM’s strategy, the portfolio’s portfolio is constructed one company at a time. Each company passes through a rigorous research process and stands on its own merits as a viable investment in TIM’s opinion.

In projecting cash flows and determining earnings potential, TIM uses multiple factors such as:

•	the quality of the management team

•	the company’s ability to earn returns on capital in excess of the cost of capital

•	competitive barriers to entry

•	the financial condition of the company

In seeking to achieve the portfolio’s goal, TIM may invest in securities issued by companies of all sizes. Generally, however, TIM will invest in the securities of companies whose market capitalization (total market value of publicly traded securities) is greater than $500 million.

Consistent with the portfolio’s objectives and other policies, TIM may, but need not, invest in derivatives, including futures, forwards, options and swaps, and also in foreign securities.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Efficient Markets VP: The portfolio’s sub-adviser, AEGON USA Investment Management, LLC (“AUIM”), seeks to achieve the portfolio’s objective by investing its assets in a combination of underlying exchange traded funds (“ETFs”) and institutional mutual funds (collectively, the “underlying portfolios”).

In seeking to achieve its investment objective, the portfolio follows these investment strategies:

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Under normal circumstances, it expects to allocate substantially all of its assets among the underlying portfolios to achieve targeted exposure to domestic equities, international equities and domestic bonds. The portfolio intends to achieve a mix over time of approximately 65% of portfolio assets in institutional mutual funds that invest primarily in equities and 35% of portfolio assets in ETFs that investment primarily in bonds. These percentages may vary. The underlying institutional mutual funds in which the portfolio may invest consist of domestic equity, international equity and value equity funds.

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AUIM decides how much of the portfolio’s assets to allocate to each underlying portfolio based on what it considers to be prudent diversification principles. It seeks to utilize the principle of efficient markets, which assumes that market prices reflect values and information accurately and quickly, in implementing the portfolio’s strategy.

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The sub-adviser may periodically adjust the portfolio’s allocations to favor investments in those underlying portfolios that are expected to provide the most favorable outlook for achieving the portfolio’s investment objective.

It is expected that the portfolio will hold at least four underlying ETFs and six underlying institutional mutual funds. The portfolio may invest in one or more underlying portfolios that may also invest in other funds. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolios at any time.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

Limitations on Investing in Other Investment Companies: The Investment Company Act of 1940 (“1940 Act”) restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including ETFs and institutional mutual funds. However, pursuant to an exemptive order issued by the Securities and Exchange Commission to certain Vanguard funds, the portfolio is permitted to invest in exchange-traded shares of those Vanguard funds beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive order, including a condition that the portfolio enter into an agreement with the relevant Vanguard funds prior to investing beyond the 1940 Act’s limitations. Vanguard® is a registered trade mark of The Vanguard Group, Inc. Neither Vanguard nor any Vanguard fund makes any representation regarding the advisability of investing in ETF shares of any Vanguard fund.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

The portfolio may invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Federated Market Opportunity VP: The portfolio’s sub-adviser, Federated Equity Management Company of Pennsylvania (“Federated”), pursues the portfolio’s investment objective by investing, under normal circumstances, in domestic and foreign securities that Federated deems to be undervalued or out-of-favor, and other investments detailed in the strategy below which may include maintaining a cash position invested in traditional cash instruments. Federated can position the fund with respect to various asset classes or individual securities in a net long or a net short position.

Federated’s investment management approach may be described as contrarian in nature because the sub-adviser anticipates that it will invest in out-of-favor securities or deviate from the consensus view on markets in general, a sector, or individual securities.

The portfolio’s asset allocation is based on valuation, sentiment, and technical considerations. The portfolio generally will favor asset categories that are undervalued relative to historical norms, as well as those which are out of favor based on market sentiment measures, and assets which have lagged other categories or declined sharply in price. The assumption is that valuations, sentiment, and prices will return to normal relationships, or “revert to the mean.”

With regard to equity securities, Federated primarily uses the “value” style of investing and selects securities primarily utilizing a “bottom-up” approach to security analysis but also secondarily considers “top-down” analysis and sector allocation. Federated does not generally consider the composition of market indices in its selection of equity securities. Federated’s use of the “value” style of investing seeks to identify and select securities that, in Federated’s opinion, are trading at a lower valuation relative to one of the following two measurements: (i) the historic valuation of the securities; or (ii) valuations of the issuer’s industry peers. Historically, undervalued securities have generally had lower share price volatility, and a higher yield, when compared with other equity securities.

Primarily using the bottom-up approach to security analysis, Federated searches for equity securities that appear to be undervalued or out-of-favor with share prices that have lagged the market and demonstrated an ability to maintain their value when the broad equity market is weak. Additionally, Federated seeks to invest in companies that have skilled management with a shareholder orientation and that appear to be financially strong.

As a secondary matter, using top-down analysis, Federated considers current economic, financial market, and industry factors and societal trends that may affect the issuing company. Lastly, Federated assembles a portfolio of securities by considering sector allocations. Sectors are broad categories of companies with similar characteristics. Federated determines the sector allocation of the portfolio’s portfolio primarily based upon its opinion as to which sectors are, as a whole, priced at a low market valuation when compared with other sectors, and which are currently out-of-favor. Depending on its outlook, Federated may take a short position in a particular asset class, security or other investment.

Federated uses technical analysis of the market as an aid in timing purchases and sales. Federated sells a portfolio security if it determines that the issuer does not continue to meet its stock selection criteria.

Federated may increase the portfolio’s cash position if Federated is unable to find a sufficient number of attractive securities. Additionally, Federated anticipates normally keeping a portion of the portfolio’s portfolio in cash in order to readily take advantage of buying opportunities, to increase current income or in an effort to preserve capital. The portfolio’s cash position will normally be invested in traditional cash investments such as money market funds, U.S. Treasury Bills or repurchase agreements.

When investing in fixed-income securities, Federated invests in asset classes within the fixed-income market that it believes offer the best relative value. When searching for asset classes within the fixed-income market, Federated places an emphasis on historical yield spreads and investing contrary to prevailing market sentiment with regard to an asset class. Such asset classes may include non-investment-grade fixed-income securities, emerging market debt and foreign non-dollar denominated fixed-income securities issued by foreign governmental entities or corporations, as well as U.S. Treasury securities and other investment-grade securities. With regard to non-dollar denominated fixed-income securities, Federated also considers the currency appreciation potential of a given market. The fund may buy or sell foreign currencies in lieu of or in addition to non-dollar denominated fixed-income securities in order to increase or decrease its exposure to foreign interest rate and/or currency markets. Federated is not constrained by any duration or maturity range or credit quality when investing the fixed-income portion of the fund.

In addition to investing in equity and fixed-income securities, the portfolio may invest in the following in attempting to achieve its investment objective:

•	derivative contracts or hybrid instruments;

•	ETFs; and

•	investments which give the fund exposure to the price of movement of gold, silver or other precious metals.

The portfolio may also purchase shares of ETFs in order to achieve exposure to a specific region, country, commodity or market sector, or for other reasons consistent with its investment strategy.

The portfolio may invest in hybrid instruments or derivative contracts, such as swaps, options and futures contracts, to efficiently implement its overall investment strategies. The portfolio may, for example, use derivative contracts to:

•	obtain premiums from the sale of derivative contracts (e.g., write a put option on a security);

•	realize gains from trading a derivative contract (e.g., buy a put option in anticipation of a decrease in an underlying security); or

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hedge against potential losses. For example, the portfolio may buy put options on stock indices or individual stocks (even if the stocks are not held by the portfolio) in an attempt to hedge against a decline in stock price.

There can be no assurance that the portfolio’s use of derivative contracts or hybrid instruments will work as intended.

The fund may gain exposure to commodities by investing in hybrid instruments. For example, the fund may invest in hybrid instruments which are structured as interest-bearing notes whose amount paid at maturity is determined by the price of an underlying commodity or by the performance of a commodity index. Such commodities may include precious metals (e.g., gold, silver), industrial metals, (e.g., copper, nickel), agricultural and livestock commodities (e.g., wheat, pork), and energy related commodities (e.g., crude oil and natural gas). Finally, the fund may invest in derivatives contracts as part of its hedging strategies. For example, the fund may use derivative contracts and/or hybrid instruments to increase or decrease the allocation of the portfolio to securities, currencies or types of securities in which the fund may invest directly.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Focus VP: The portfolio’s sub-adviser, Transamerica Investment Management, LLC (“TIM”), seeks to achieve the portfolio’s objective by investing, under normal circumstances, primarily in domestic equity securities that, in TIM’s opinion, are trading at a material discount to intrinsic value. TIM assesses intrinsic value primarily through discounted cash flow analysis, though acquisition and comparable company valuation analyses may be used to a lesser extent. The portfolio will generally invest in domestic equity securities of any size. The portfolio may also invest up to 10% of its assets in short sale positions. The portfolio may invest up to 20% of its assets in convertible and non-convertible high-yield debt securities rated below investment grade.

TIM will use a “bottom-up” approach to investing. It studies industry and economic trends, but focuses on researching individual companies. The portfolio will be constructed one company at a time. Each company will pass through a research process and stand on its own merits as a viable investment in TIM’s opinion.

TIM’s equity management team seeks to identify U.S. companies showing:

•	strong potential for shareholder value creation

•	high barriers to competition

•	solid free cash flow generating ability

•	excellent capital allocation discipline

•	experienced management aligned with shareholder interests

TIM seeks out dominant business franchises where the long-term, value-creating potential has not fully been recognized by the market.

Consistent with the portfolio’s objective and other policies, the portfolio may invest in derivatives, including futures, forwards, options and swaps, and also in foreign securities.

In the event TIM is unable to identify sufficient investments that meet the portfolio’s criteria, the portfolio may maintain a balance in cash and cash equivalents that may range up to 40% of total assets.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

This portfolio is non-diversified.

Transamerica Foxhall Emerging Markets/Pacific Rim VP: The portfolio’s sub-adviser, Foxhall Capital Management, Inc. (“Foxhall”), seeks to achieve the portfolio’s objective by investing primarily in a combination of underlying exchange traded funds (“ETFs”) and money market mutual funds (collectively, the “underlying portfolios”).

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

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Foxhall seeks to identify and follow long-term market trends and maintain flexibility to shift its allocation to more conservative investments when it believes markets are receding. Foxhall seeks to invest the portfolio in expanding global stock markets while controlling portfolio risk by exiting the market during recessionary trends.

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When, based on certain technical market indicators, Foxhall believes the markets are in a long-term uptrend, the portfolio will invest, under normal circumstances, at least 80% of its net assets in ETFs that provide exposure to equity, fixed-income, currency or physical commodities that are economically tied to emerging markets or the Pacific Rim. A company, instrument or product is considered economically tied to emerging markets or the Pacific Rim if it meets one or more of the following criteria:

	•	principal securities trading in the securities market of an emerging market or a Pacific Rim country

	•	significant share of their total revenue from either goods or services produced or sales made in emerging markets or a Pacific Rim country

	•	significant portion of their assets in emerging markets or a Pacific Rim country

	•	organized under the laws of, or with principal offices in, an emerging market or Pacific Rim country

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The portfolio management process is tactical and active. Foxhall regularly reviews the portfolio’s composition and makes changes to favor investments that its research indicates will provide the most favorable opportunity to achieve the portfolio’s objective. Foxhall may adjust the portfolio’s allocation between and among asset classes at any time and may therefore hold some positions for a relatively short period of time.

Countries that are considered emerging markets include but are not limited to the following:

		Brazil	China	South Africa

		Russia	India	South Korea

Countries that are considered Pacific Rim countries include but are not limited to the following:

		Taiwan	Japan	Singapore

		Malaysia	Hong Kong	New Zealand

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If, based on several technical market indicators, Foxhall believes the markets are in a downtrend, the portfolio will shift assets out of stock-based ETFs and into fixed-income ETFs and/or money market mutual funds.

Foxhall may shift into a defensive investment profile if Foxhall believes global stock and bond markets are weakening or reflecting recession. The “defensive profile” is primarily U.S. Treasury ETFs and/or money market mutual funds. If Foxhall believes markets are continuing to weaken, it will choose to invest a greater portion of the portfolio in U.S. Treasury ETFs and/or money market funds. When Foxhall shifts to the defensive investment profile, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.

Securities selection is based primarily on the relative strength of the securities. The portfolio will invest primarily in underlying portfolios, but may also invest directly in individual stocks, bonds, money market instruments, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). The portfolio will invest, directly or indirectly, in securities that are tied economically to a number of countries throughout the world and may invest more than 25% of its assets in one country.

The portfolio will normally be invested in at least six ETFs during a long-term market uptrend from the Foxhall Emerging Markets/Pacific Rim market segment. It will generally hold fewer in a market downtrend. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval. As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

Transamerica Foxhall Global Conservative VP: The portfolio’s sub-adviser, Foxhall Capital Management, Inc. (“Foxhall”), seeks to achieve the portfolio’s objective by investing primarily in a combination of underlying exchange traded funds (“ETFs”) and money market mutual funds (collectively, the “underlying portfolios”).

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

•

Foxhall seeks to identify and follow long-term market trends and maintain flexibility to shift its allocation to more conservative investments when it believes markets are receding. Foxhall seeks to invest the portfolio in expanding global stock markets while controlling portfolio risk by exiting markets during recessionary trends.

•

When, based on certain technical market indicators, Foxhall believes the markets are in a long-term uptrend, the portfolio will invest, under normal circumstances, approximately 75% of its net assets in ETFs representing debt securities of various maturities and credit quality, of companies and governments worldwide, commodities, foreign or U.S. currency and money market instruments, and approximately 25% of its net assets in ETFs representing stocks in companies all over the world. These percentages may vary.

•

The portfolio management process is tactical and active. Foxhall regularly reviews the portfolio’s composition and makes changes to favor investments that its research indicates will provide the most favorable opportunity to achieve the portfolio’s objective. Foxhall may adjust the portfolio’s allocation between and among asset classes at any time and may therefore hold some positions for a relatively short period of time.

•

If, based on several technical market indicators, Foxhall believes the markets are in a downtrend, the portfolio will shift assets out of stock-based ETFs and into fixed-income ETFs and/or money market mutual funds.

Foxhall has established internal guidelines for the fixed-income and equity components of its allocations. The fixed-income allocation is made up of one segment (bonds), while the equity allocation is comprised of three equity segments (developed markets, emerging markets and hard assets (such as real estate, precious metals and natural resources)).

Foxhall may shift into a defensive investment profile if Foxhall believes global stock and bond markets are weakening or reflecting recession. The “defensive profile” is primarily U.S. Treasury ETFs and/or money market mutual funds. If Foxhall believes markets are continuing to weaken, it will choose to invest a greater portion of the portfolio in U.S. Treasury ETFs and/or money market funds. When Foxhall shifts to the defensive investment profile, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.

Securities selection is based primarily on the relative strength of the securities. The portfolio will invest primarily in underlying portfolios, but may also invest directly in individual stocks, bonds, money market instruments, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). The portfolio will invest, directly or indirectly, in securities that are tied economically to a number of countries throughout the world and may invest more than 25% of its assets in one country.

It is expected that the portfolio will hold approximately twenty-two ETFs during a long-term market uptrend and fewer underlying portfolios in a market downtrend. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval. As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

Transamerica Foxhall Global Growth VP: The portfolio’s sub-adviser, Foxhall Capital Management, Inc. (“Foxhall”), seeks to achieve the portfolio’s objective by investing primarily in a combination of underlying exchange traded funds (“ETFs”) and money market mutual funds (collectively, the “underlying portfolios”).

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

•

Foxhall seeks to identify and follow long-term market trends and maintain flexibility to shift its allocation to more conservative investments when it believes markets are receding. Foxhall seeks to invest the portfolio in expanding global stock markets while controlling portfolio risk by exiting the market during recessionary trends.

•

When, based on certain technical market indicators, Foxhall believes the markets are in a long-term uptrend, the portfolio will invest, under normal circumstances, at least 80% of its net assets in equity ETFs representing stocks in companies all over the world, commodities or foreign or U.S. currency. The portfolio will invest approximately 60% in developed markets ETFs (e.g., United States and Western Europe); 30% in emerging markets (e.g., China and India) and Pacific Rim (e.g., Australia and Japan) ETFs; and 10% in hard assets ETFs (such as real estate, precious metals and natural resources). These percentages may vary.

•

The portfolio management process is tactical and active. Foxhall regularly reviews the portfolio’s composition and makes changes to favor investments that its research indicates will provide the most favorable opportunity to achieve the portfolio’s objective. Foxhall may adjust the portfolio’s allocation between and among asset classes at any time and may therefore hold some positions for a relatively short period of time.

•

If, based on several technical market indicators, Foxhall believes the markets are in a downtrend, the portfolio will shift assets out of stock-based ETFs and into fixed-income ETFs and/or money market mutual funds.

Foxhall may shift into a defensive investment profile if Foxhall believes global stock and bond markets are weakening or reflecting recession. The “defensive profile” is primarily U.S. Treasury ETFs and/or money market mutual funds. If Foxhall believes markets are continuing to weaken, it will choose to invest a greater portion of the portfolio in U.S. Treasury ETFs and/or money market funds. When Foxhall shifts to the defensive investment profile, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.

Securities selection is based primarily on the relative strength of the securities. The portfolio will invest primarily in underlying portfolios, but may also invest directly in individual stocks, bonds, money market instruments, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). The portfolio will invest, directly or indirectly, in securities that are tied economically to a number of countries throughout the world and may invest more than 25% of its assets in one country.

It is expected that the portfolio will hold approximately eighteen ETFs during a long-term market uptrend and fewer underlying portfolios in a market downtrend. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval. As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

Transamerica Foxhall Global Hard Asset VP: The portfolio’s sub-adviser, Foxhall Capital Management, Inc. (“Foxhall”), seeks to achieve the portfolio’s objective by investing primarily in a combination of underlying exchange traded funds (“ETFs”) and money market mutual funds (collectively, the “underlying portfolios”).

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

•

Foxhall seeks to identify and follow long-term market trends and maintain flexibility to shift its allocation to more conservative investments when it believes markets are receding. Foxhall seeks to invest the portfolio in expanding global stock markets while controlling portfolio risk by exiting the market during recessionary trends.

•

When, based on certain technical market indicators, Foxhall believes the markets are in a long-term uptrend, the portfolio will invest, under normal circumstances, at least 80% of its net assets in ETFs that track “hard assets.” Hard assets include precious metals, natural resources, real estate and commodities. Examples of these assets include, but are not limited to, oil, natural gas, wind energy, water resources, metals, currencies, food stuffs, agriculture equipment and services, and timber.

•

The portfolio management process is tactical and active. Foxhall regularly reviews the portfolio’s composition and makes changes to favor investments that its research indicates will provide the most favorable opportunity to achieve the portfolio’s objective. Foxhall may adjust the portfolio’s allocation between and among asset classes at any time and may therefore hold some positions for a relatively short period of time.

•

If, based on several technical market indicators, Foxhall believes the markets are in a downtrend, the portfolio will shift assets out of stock-based ETFs and into fixed-income ETFs and/or money market mutual funds.

Foxhall may shift into a defensive investment profile if Foxhall believes global stock and bond markets are weakening or reflecting recession. The “defensive profile” is primarily U.S. Treasury ETFs and/or money market mutual funds. If Foxhall believes markets are continuing to weaken, it will choose to invest a greater portion of the portfolio in U.S. Treasury ETFs and/or money market funds. When Foxhall shifts to the defensive investment profile, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.

Securities selection is based primarily on the relative strength of the securities. The portfolio will invest primarily in underlying portfolios, but may also invest directly in individual stocks, bonds, money market instruments, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”).

It is expected that the portfolio will hold at least six ETFs during a long-term market uptrend and fewer underlying portfolios in a market downtrend. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval. As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

Transamerica Growth Opportunities VP: The portfolio’s sub-adviser, Transamerica Investment Management, LLC (“TIM”), under normal circumstances, invests at least 65% of the portfolio’s assets in equity securities. Equity securities include common stocks, preferred stocks, rights, warrants and securities convertible into or exchangeable for common stocks of small and medium capitalization companies.

A significant portion of the portfolio’s assets may be invested in the equity securities of companies with small- and medium-sized market capitalization whose market capitalization or annual revenues are no more than $10 billion at the time of purchase.

TIM uses a “bottom-up” approach to investing and builds the portfolio’s portfolio one company at a time. TIM selects stocks that are issued by U.S. companies which, in its opinion, show:

•	strong potential for steady growth

•	high barriers to competition

•	experienced management incentivized along shareholder interests

It is the opinion of TIM that companies with smaller and medium-sized capitalization levels are less actively followed by security analysts, and, therefore, they may be undervalued, providing strong opportunities for a rise in value.

While the portfolio invests primarily in equity securities, TIM may also, to a lesser extent, invest in debt securities in pursuit of its investment objective.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Hanlon Balanced VP: The portfolio seeks to achieve its objective by investing primarily in a combination of underlying exchange traded funds (“ETFs”), closed-end funds and money market mutual funds (collectively, the “underlying portfolios”).

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

•

The portfolio’s sub-adviser, Hanlon Investment Management, Inc. (“Hanlon”), seeks to achieve the portfolio’s objective by utilizing a tactical and strategic asset allocation process. Tactical management of the portfolio involves active allocation in and out of major asset classes, while the strategic asset allocation management involves seeking to identify and select the best asset classes within the major asset classes to invest in when invested and not in money market or similar investments. Hanlon believes that identifying positive trends in asset class price patterns is critical to long term investment success. Hanlon attempts to invest the portfolio’s assets during productive markets and to exit or stay out of markets that are displaying unproductive price trends.

•

Under normal circumstances, the portfolio’s equity allocation will generally vary between 25% and 75% of its net assets. The equity allocation may involve any combination of domestic and non-U.S. ETFs or closed-end funds, consisting of any mixture of large, medium and small-cap styles and pursuing growth or value strategies. The portfolio’s bond allocation will generally vary between 25% and 75% of its net assets (which may include domestic and non-U.S. government and corporate bonds of any credit rating). Hanlon may also invest in currency, commodity, real estate and interest rate ETFs or closed-end funds. The portfolio’s money market allocation will consist of all money not invested in ETFs or closed-end funds.

•

The portfolio uses a tactical and strategic asset allocation strategy. This involves Hanlon regularly reviewing the portfolio’s allocation and making changes to favor investments it believes will provide the most favorable opportunity for achieving the portfolio’s objective. Hanlon may actively adjust the portfolio’s allocation between and among asset classes at any time to take advantage of short-term market opportunities, and may therefore hold some positions for a relatively short period of time. Other allocation decisions will be strategic and longer-term in nature. Hanlon will attempt to capture short-term market opportunities by actively trading the underlying portfolios.

•

Hanlon may take a temporary defensive position if there are inadequate investment opportunities due to adverse or unstable market, economic, political or other conditions. If Hanlon does so, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.

It is expected that the portfolio will hold at least five underlying portfolios. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

Transamerica Hanlon Growth VP: The portfolio seeks to achieve its objective by investing primarily in a combination of underlying exchange traded funds (“ETFs”), closed-end funds and money market mutual funds (collectively, the “underlying portfolios”).

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

•

The portfolio’s sub-adviser, Hanlon Investment Management, Inc. (“Hanlon”), seeks to achieve the portfolio’s objective by utilizing a tactical and strategic asset allocation process. Tactical management of the portfolio involves active allocation in and out of major asset classes, while the strategic asset allocation management involves seeking to identify and select the best asset classes within the major asset classes to invest in when invested and not in money market or similar investments. Hanlon believes that identifying positive trends in asset class price patterns is critical to long term investment success. Hanlon attempts to invest the portfolio’s assets during productive markets and to exit or stay out of markets that are displaying unproductive price trends.

•

Under normal circumstances, the portfolio’s equity allocation will vary between 0% and 100% of its net assets. The equity allocation may involve any combination of domestic and non-U.S. ETFs or closed-end funds, consisting of any mixture of large, medium and small-cap styles. Under certain market conditions, up to 100% of the portfolio could be allocated to bond ETFs or closed-end funds (which may include domestic and non-U.S. government and corporate bonds of any credit rating). Hanlon may also invest in currency, commodity, real estate and interest rate ETFs or closed-end funds. The portfolio’s money market allocation will consist of all money not invested in ETFs or closed-end funds.

•

The portfolio uses a tactical and strategic asset allocation strategy. This involves Hanlon regularly reviewing the portfolio’s allocation and making changes to favor investments it believes will provide the most favorable opportunity for achieving the portfolio’s objective. Hanlon may actively adjust the portfolio’s allocation between and among asset classes at any time to take advantage of short-term market opportunities, and may therefore hold some positions for a relatively short period of time. Other allocation decisions will be strategic and longer-term in nature. Hanlon will attempt to capture short-term market opportunities by actively trading the underlying portfolios.

•

Hanlon may take a temporary defensive position if there are inadequate investment opportunities due to adverse or unstable market, economic, political or other conditions. If Hanlon does so, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.

It is expected that the portfolio will hold at least five underlying portfolios. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

Transamerica Hanlon Growth and Income VP: The portfolio seeks to achieve its objective by investing primarily in a combination of underlying exchange traded funds (“ETFs”), closed-end funds and money market mutual funds (collectively, the “underlying portfolios”).

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

•

The portfolio’s sub-adviser, Hanlon Investment Management, Inc. (“Hanlon”), seeks to achieve the portfolio’s objective by utilizing a tactical and strategic asset allocation process. Tactical management of the portfolio involves active allocation in and out of major asset classes, while the strategic asset allocation management involves seeking to identify and select the best asset classes within the major asset classes to invest in when invested and not in money market or similar investments. Hanlon believes that identifying positive trends in asset class price patterns is critical to long term investment success. Hanlon attempts to invest the portfolio’s assets during productive markets and to exit or stay out of markets that are displaying unproductive price trends.

•

Under normal circumstances, the portfolio’s equity allocation will generally vary between 0% and 75% of its net assets. The equity allocation may involve any combination of domestic and non-U.S. ETFs or closed-end funds, consisting of any mixture of large, medium and small-cap styles and pursuing growth or value strategies. The portfolio’s bond allocation will generally vary between 0% and 25% of its net assets, but, under certain market conditions, up to 100% of the portfolio could be allocated to bond ETFs or closed-end funds (which may include domestic and non-U.S. government and corporate bonds of any credit rating). Hanlon may also invest in currency, commodity, real estate and interest rate ETFs or closed-end funds. The portfolio’s money market allocation will consist of all money not invested in ETFs or closed-end funds.

•

The portfolio uses a tactical and strategic asset allocation strategy. This involves Hanlon regularly reviewing the portfolio’s allocation and making changes to favor investments it believes will provide the most favorable opportunity for achieving the portfolio’s objective. Hanlon may actively adjust the portfolio’s allocation between and among asset classes at any time to take advantage of short-term market opportunities, and may therefore hold some positions for a relatively short period of time. Other allocation decisions will be strategic and longer-term in nature. Hanlon will attempt to capture short-term market opportunities by actively trading the underlying portfolios.

•

Hanlon may take a temporary defensive position if there are inadequate investment opportunities due to adverse or unstable market, economic, political or other conditions. If Hanlon does so, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.

It is expected that the portfolio will hold at least five underlying portfolios. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

Transamerica Hanlon Managed Income VP: The portfolio seeks to achieve its objective by investing primarily in a combination of underlying exchange traded funds (“ETFs”), closed-end funds and money market mutual funds (collectively, the “underlying portfolios”).

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

•

The portfolio’s sub-adviser, Hanlon Investment Management, Inc. (“Hanlon”), seeks to achieve the portfolio’s objective by utilizing a tactical and strategic asset allocation process. Tactical management of the portfolio involves active allocation in and out of major asset classes, while the strategic asset allocation management involves seeking to identify and select the best asset classes within the major asset classes to invest in when invested and not in money market or similar investments. Hanlon believes that identifying positive trends in asset class price patterns is critical to long term investment success. Hanlon attempts to invest the portfolio’s assets during productive markets and to exit or stay out of markets that are displaying unproductive price trends.

•

Under normal circumstances, the portfolio’s bond allocation will vary between 0% and 100% of its net assets (which may include domestic and non-U.S. government and corporate bonds of any credit rating). Hanlon may also invest in currency and interest rate ETFs or closed-end funds. The portfolio’s money market allocation will consist of all money not invested in ETFs or closed-end funds.

•

The portfolio uses a tactical and strategic asset allocation strategy. This involves Hanlon regularly reviewing the portfolio’s allocation and making changes to favor investments it believes will provide the most favorable opportunity for achieving the portfolio’s objective. Hanlon may actively adjust the portfolio’s allocation between and among asset classes at any time to take advantage of short-term market opportunities, and may therefore hold some positions for a relatively short period of time. Other allocation decisions will be strategic and longer-term in nature. Hanlon will attempt to capture short-term market opportunities by actively trading the underlying portfolios.

•

Hanlon may take a temporary defensive position if there are inadequate investment opportunities due to adverse or unstable market, economic, political or other conditions. If Hanlon does so, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.

It is expected that the portfolio will hold at least five underlying portfolios. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

Transamerica Index 35 VP: The portfolio seeks to achieve its objective by investing its assets primarily in a combination of underlying exchange traded funds (“ETFs”).

ETFs are investment vehicles traded intraday on stock exchanges that generally hold baskets of securities, such as stocks or bonds. Most ETFs attempt to replicate the performance of a stock or bond index.

In seeking to achieve its investment objective, the portfolio follows these investment strategies:

•

Under normal circumstances, the portfolio’s sub-adviser, AEGON USA Investment Management, LLC (“AUIM”), expects to allocate substantially all of the portfolio’s assets among underlying ETFs that track the performance of a benchmark index to achieve targeted exposure to domestic equities, international equities and domestic bonds. The portfolio intends to achieve a mix over time of approximately 35% of portfolio assets in ETFs that invest primarily in equities and 65% of portfolio assets in ETFs that invest primarily in bonds. These percentages may vary.

•	AUIM decides how much of the portfolio’s assets to allocate to each underlying ETF based on what it considers to be prudent diversification principles and historical performance.

•

The sub-adviser may periodically adjust the portfolio’s allocations to favor investments in those underlying ETFs that are expected to provide the most favorable outlook for achieving the portfolio’s investment objective.

It is expected that the portfolio will hold at least eight underlying ETFs. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying ETF at any time. The portfolio may also invest in institutional mutual funds.

Each underlying ETF has its own investment objective, principal investment strategies and investment risks. The “Underlying ETFs” section of the prospectus lists the underlying ETFs currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying ETFs.

Limitations on Investing in Other Investment Companies: The Investment Company Act of 1940 (“1940 Act”) restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including ETFs and institutional mutual funds. However, pursuant to an exemptive order issued by the Securities and Exchange Commission to certain Vanguard funds, the portfolio is permitted to invest in exchange-traded shares of those Vanguard funds beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive order, including a condition that the portfolio enter into an agreement with the relevant Vanguard funds prior to investing beyond the 1940 Act’s limitations. Vanguard® is a registered trade mark of The Vanguard Group, Inc. Neither Vanguard nor any Vanguard fund makes any representation regarding the advisability of investing in ETF shares of any Vanguard fund.

The sub-adviser may change the portfolio’s asset allocations and underlying ETFs at any time without investor approval and without prior notice to investors.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying ETFs.

The portfolio may also invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Index 50 VP: The portfolio seeks to achieve its objective by investing its assets primarily in a combination of underlying exchange traded funds (“ETFs”) and/or institutional mutual funds.

ETFs are investment vehicles traded intraday on stock exchanges that generally hold baskets of securities, such as stocks or bonds. Most ETFs attempt to replicate the performance of a stock or bond index.

In seeking to achieve its investment objective, the portfolio follows these investment strategies:

•

Under normal circumstances, the portfolio’s sub-adviser, AEGON USA Investment Management, LLC (“AUIM”), expects to allocate substantially all of the portfolio’s assets among underlying ETFs that track the performance of a benchmark index to achieve targeted exposure to domestic equities, international equities and domestic bonds. The portfolio intends to achieve a mix over time of approximately 50% of portfolio assets in ETFs that invest primarily in equities and 50% of portfolio assets in ETFs that invest primarily in bonds. These percentages may vary.

•	AUIM decides how much of the portfolio’s assets to allocate to each underlying ETF based on what it considers to be prudent diversification principles and historical performance.

•

The sub-adviser may periodically adjust the portfolio’s allocations to favor investments in those underlying ETFs that are expected to provide the most favorable outlook for achieving its investment objective.

It is expected that the portfolio will hold at least eight underlying ETFs. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying ETF at any time.

Each underlying ETF has its own investment objective, principal investment strategies and investment risks. The “Underlying ETFs” section of the prospectus lists the underlying ETFs currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying ETFs.

Limitations on Investing in Other Investment Companies: The Investment Company Act of 1940 (“1940 Act”) restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including ETFs and institutional mutual funds. However, pursuant to an exemptive order issued by the Securities and Exchange Commission to certain Vanguard funds, the portfolio is permitted to invest in exchange-traded shares of those Vanguard funds beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive order, including a condition that the portfolio enter into an agreement with the relevant Vanguard funds prior to investing beyond the 1940 Act’s limitations. Vanguard® is a registered trade mark of The Vanguard Group, Inc. Neither Vanguard nor any Vanguard fund makes any representation regarding the advisability of investing in ETF shares of any Vanguard fund.

The sub-adviser may change the portfolio’s asset allocations and underlying ETFs at any time without investor approval.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying ETFs.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Index 75 VP: The portfolio seeks to achieve its objective by investing its assets primarily in a combination of underlying exchange traded funds (“ETFs”) and/or institutional mutual funds.

ETFs are investment vehicles traded intraday on stock exchanges that generally hold baskets of securities, such as stocks or bonds. Most ETFs attempt to replicate the performance of a stock or bond index.

In seeking to achieve its investment objective, the portfolio follows these investment strategies:

•

Under normal circumstances, the portfolio’s sub-adviser, AEGON USA Investment Management, LLC (“AUIM”), expects to allocate substantially all of the portfolio’s assets among underlying ETFs that track the performance of a benchmark index to achieve targeted exposure to domestic equities, international equities and domestic bonds. The portfolio intends to achieve a mix over time of approximately 75% of portfolio assets in ETFs that invest primarily in equities and 25% of portfolio assets in ETFs that invest primarily in bonds. These percentages may vary.

•	AUIM decides how much of the portfolio’s assets to allocate to each underlying ETF based on what it considers to be prudent diversification principles and historical performance.

•

The sub-adviser may periodically adjust the portfolio’s allocations to favor investments in those underlying ETFs that are expected to provide the most favorable opportunity for achieving its investment objective.

It is expected that the portfolio will hold at least eight underlying ETFs. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying ETF at any time.

Each underlying ETF has its own investment objective, principal investment strategies and investment risks. The “Underlying ETFs” section of the prospectus lists the underlying ETFs currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying ETFs.

Limitations on Investing in Other Investment Companies: The Investment Company Act of 1940 (“1940 Act”) restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including ETFs and institutional mutual funds. However, pursuant to an exemptive order issued by the Securities and Exchange Commission to certain Vanguard funds, the portfolio is permitted to invest in exchange-traded shares of those Vanguard funds beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive order, including a condition that the portfolio enter into an agreement with the relevant Vanguard funds prior to investing beyond the 1940 Act’s limitations. Vanguard® is a registered trade mark of The Vanguard Group, Inc. Neither Vanguard nor any Vanguard fund makes any representation regarding the advisability of investing in ETF shares of any Vanguard fund.

The sub-adviser may change the portfolio’s asset allocations and underlying ETFs at any time without investor approval.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying ETFs.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Index 100 VP: The portfolio seeks to achieve its objective by investing its assets primarily in a combination of underlying exchange traded funds (“ETFs”).

ETFs are investment vehicles traded intraday on stock exchanges that generally hold baskets of securities, such as stocks or bonds. Most ETFs attempt to replicate the performance of a stock or bond index.

In seeking to achieve its investment objective, the portfolio follows these investment strategies:

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Under normal circumstances, the portfolio’s sub-adviser, AEGON USA Investment Management, LLC (“AUIM”), expects to allocate substantially all of the portfolio’s assets among underlying ETFs that track the performance of a benchmark index to achieve targeted exposure to domestic equities, international equities and domestic bonds. The portfolio will normally invest 100% of its assets, excluding cash and cash equivalents, in ETFs that invest primarily in equities. The portfolio intends to achieve a mix over time of approximately 75% of portfolio assets in ETFs that invest primarily in domestic equities and 25% of portfolio assets in ETFs that invest primarily in international equities. These percentages may vary.

•	AUIM decides how much of the portfolio’s assets to allocate to each underlying ETF based on what it considers to be prudent diversification principles and historical performance.

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The sub-adviser may periodically adjust the portfolio’s allocations to favor investments in those underlying ETFs that are expected to provide the most favorable outlook for achieving the portfolio’s investment objective.

It is expected that the portfolio will hold at least eight underlying ETFs. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying ETF at any time. The portfolio may also invest in institutional mutual funds.

Each underlying ETF has its own investment objective, principal investment strategies and investment risks. The “Underlying ETFs” section of the prospectus lists the underlying ETFs currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying ETFs.

Limitations on Investing in Other Investment Companies: The Investment Company Act of 1940 (“1940 Act”) restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including ETFs and institutional mutual funds. However, pursuant to an exemptive order issued by the Securities and Exchange Commission to certain Vanguard funds, the portfolio is permitted to invest in exchange-traded shares of those Vanguard funds beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive order, including a condition that the portfolio enter into an agreement with the relevant Vanguard funds prior to investing beyond the 1940 Act’s limitations. Vanguard® is a registered trade mark of The Vanguard Group, Inc. Neither Vanguard nor any Vanguard fund makes any representation regarding the advisability of investing in ETF shares of any Vanguard fund.

The sub-adviser may change the portfolio’s asset allocations and underlying ETFs at any time without investor approval and without prior notice to investors.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying ETFs.

The portfolio may also invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica International Moderate Growth VP: The portfolio seeks to achieve its investment objective by investing its assets in a broad mix of underlying TST portfolios and certain funds of Transamerica Funds (the “underlying portfolios”).

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Under normal circumstances, it expects to allocate its investments in underlying portfolios to hold a mix of approximately 65% of its assets in equity securities of issuers in international developed markets; 30% of its assets in domestic (U.S. domiciled) bonds; and 5% of its assets in equity and fixed-income securities of issuers economically tied to a number of emerging markets countries and in fixed-income securities of issuers in international developed markets. These percentages may vary.

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Allocation of assets among the underlying portfolios is based on such things as diversification, general market outlooks (both domestic and global), volatility in the equity markets, historical performance, global markets’ current valuations, and other global economic factors. Allocation to high yield bonds will not exceed 10% of the fixed-income allocation of the portfolio, and will not exceed 5% of the overall portfolio’s assets.

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The portfolio may periodically adjust its allocations to favor investments in those underlying portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

•	The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

The portfolio’s portfolio construction manager, Morningstar Associates, LLC (the “Portfolio Construction Manager”), determines the portfolio’s asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio’s asset allocations and underlying portfolios at any time without notice to shareholders and without shareholder approval.

Transamerica Jennison Growth VP: The portfolio’s sub-adviser, Jennison Associates LLC (“Jennison”), seeks to achieve the portfolio’s objective by investing, under normal circumstances, at least 65% of the portfolio’s total assets in equity securities, principally common stocks, preferred stocks, warrants, rights and depositary receipts, of U.S. companies with market capitalizations of at least $1 billion that Jennison considers to have above average prospects for growth. These companies are generally medium- to large-capitalization companies.

The sub-adviser uses a “bottom up” approach, researching and evaluating individual companies, to manage the portfolio’s investments. Jennison looks primarily at individual company fundamentals rather than at macro-economic factors to identify individual companies with earnings growth potential that may not be recognized by the market at large.

When a sub-adviser uses a “bottom-up” approach, it looks primarily at individual companies against the context of broader market factors.

In selecting stocks for the portfolio, the sub-adviser looks for companies with the following financial characteristics:

•	superior absolute and relative earnings growth

•	above average revenue and earnings per share growth

•	sustainable or improving profitability

•	strong balance sheets

In addition, Jennison looks for companies that have actually achieved or exceeded expected earnings results and are attractively valued relative to their growth prospects. Earnings predictability and confidence in earnings forecasts are important parts of the selection process. Securities in which the portfolio invests have historically been more volatile than the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”). In addition, companies that have an earnings growth ratio higher than that of the average S&P 500 Index company tend to reinvest their earnings rather than distribute them, so the portfolio is not likely to receive significant dividend income on its investments. The sub-adviser focuses on stocks of companies that have distinct attributes such as:

•	strong market position with a defensible franchise

•	unique marketing competency

•	strong research and development leading to superior new product flow

•	capable and disciplined management

Such companies generally trade at high prices relative to their current earnings.

The portfolio may invest up to 20% of its assets in the securities of foreign issuers.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica JPMorgan Core Bond VP: The portfolio’s sub-adviser, J.P. Morgan Investment Management Inc. (“JPMorgan”) seeks to achieve the portfolio’s objective by investing, under normal circumstances, at least 80% of the portfolio’s assets in bonds, including (without limitation):

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U.S. government securities, including Treasury obligations and government sponsored enterprises such as Fannie Mae, Ginnie Mae, Freddie Mac and securities issued by other government agencies and instrumentalities

•	Medium- to high-quality corporate bonds

•	Mortgage-backed securities, including U.S. agency and non-agency pass through and Collateralized Mortgage Obligations (“CMOs”)

•	Asset-backed securities

•	Commercial Mortgage Backed Securities (“CMBS”)

Generally, such bonds will have intermediate to long maturities.

To a lesser extent it may invest in:

•	U.S. dollar-denominated foreign bonds

•	Short-term securities, including agency discount notes, commercial paper and money market funds

The portfolio may invest in bonds and other debt securities that are rated in the lowest investment grade category. The portfolio’s average weighted maturity will ordinarily range between four and 12 years, although the portfolio may shorten its average weighted maturity if deemed appropriate for temporary defensive purposes. Average weighted maturity is the average of all the current maturities (that is, the term of the securities) of the individual bonds in the portfolio calculated so as to come most heavily those securities with the highest dollar value. Average weighted maturity is important to investors as an indication of the portfolio’s sensitivity to changes in interest rates. Usually, the longer the average weighted maturity, the more fluctuation in share price you can expect. Mortgage-related securities are subject to prepayment of principal, which can shorten the average weighted maturity of the portfolio’s portfolio. Therefore, in the case of the portfolio, which may hold mortgage-backed securities, its average weighted maturity is equivalent to its weighted average life. Weighted average life is the average weighted maturity of the cash flows in the securities held by the portfolio given certain prepayment assumptions.

JPMorgan analyzes four major factors in managing and constructing the portfolio’s portfolio: duration, market sector, maturity concentrations and individual securities. JPMorgan looks for market sectors and individual securities that it believes will perform well over time. JPMorgan is value oriented and selects individuals securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the portfolio can invest. The portfolio may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The portfolio may use derivatives as a substitute for various investments, to alter the investments characteristics of the portfolio, for risk management and/or to increase income or gain to the portfolio.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market economic, or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica JPMorgan Enhanced Index VP: The portfolio’s sub-adviser, J.P. Morgan Investment Management Inc. (“JPMorgan”), seeks to achieve the portfolio’s objective by investing, under normal circumstances, at least 80% of its net assets in equity securities of large- and medium-capitalization U.S. companies. The portfolio may invest in foreign companies included in the S&P 500 Index. Industry by industry, the portfolio’s weightings are generally similar to those of the S&P 500 Index. The portfolio normally does not look to overweight or underweight industries. Holdings by industry sector will normally approximate those of the S&P 500 Index.

Within each industry, the portfolio’s sub-adviser may modestly overweight stocks that it views as undervalued or fairly valued while modestly underweighting or not holding stocks that it views as overvalued. The sub-adviser employs a three-step process in valuing stocks:

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Research — The sub-adviser takes an in-depth look at company prospects over a relatively long period rather than focusing on near-term expectations. The research goal is to provide insight into a company’s real growth potential.

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Valuation — The research findings allow the sub-adviser to rank the companies in each industry group according to their relative value. The greater a company’s estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team’s findings.

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Stock Selection — The portfolio’s sub-adviser uses research and valuation rankings as a basis for choosing which stocks to buy and sell. In general, the sub-adviser buys stocks that are identified as undervalued and considers selling them when they appear overvalued. This process results in an investment portfolio containing typically between 175 and 350 stocks. Along with attractive valuation, the sub-adviser often considers a number of other criteria, including:

•	High potential reward compared to potential risk

•	Temporary mispricings caused by market overreactions

The portfolio normally invests primarily in common stocks. During ordinary market conditions, the portfolio’s sub-adviser will keep the portfolio as fully invested as practicable in equity securities. The portfolio may invest up to 20% of its assets in short-term, fixed-income instruments including:

•	U.S. government securities

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Bankers’ acceptances, commercial paper, certificates of deposit and Eurodollar obligations issued or guaranteed by bank holding companies in the U.S., their subsidiaries and their foreign branches or of the World Bank

•	Commercial paper and other short-term obligations of, and variable amount master demand notes and variable rate notes issued by, U.S. and foreign corporations

•	Repurchase agreements

•	Short-term bonds and notes with remaining maturities of 13 months or less

The portfolio may, but not need, invest in derivatives.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica JPMorgan Mid Cap Value VP: The portfolio’s sub-adviser, J.P. Morgan Investment Management Inc. (“JPMorgan”), seeks to achieve the portfolio’s objective by investing, under normal circumstances, at least 80% of net assets in common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that JPMorgan believes to be undervalued.

The portfolio will normally only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States. The portfolio may invest in other equity securities, which include preferred stocks, convertible securities and foreign securities, which may take the form of depositary receipts.

JPMorgan may use derivatives to hedge various market risks or to increase the portfolio’s income. The portfolio may also invest in master limited partnerships, although their use will not be a principal investment strategy. The portfolio may invest up to 15% of its net assets in real estate investment trusts (“REITs”).

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica MFS International Equity VP: The portfolio’s sub-adviser, MFS® Investment Management (“MFS”), seeks to achieve the portfolio’s objective (capital growth) by investing, under normal circumstances, at least 80% of the portfolio’s net assets in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, including emerging markets countries.

The portfolio normally invests primarily in equity securities of foreign companies, including emerging market equity securities. The portfolio may invest a relatively large percentage of its assets in securities of issuers in a single country, a small number of countries, or a particular geographic region.

In selecting investments for the portfolio, the sub-adviser is not constrained to any particular investment style. MFS may invest the portfolio’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies. MFS may invest the portfolio’s assets in companies of any size.

MFS may use derivatives for any investment purpose, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the portfolio, or as alternatives to direct investments.

MFS uses a “bottom-up” investment approach to buying and selling investments for the portfolio. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative models that systematically evaluate these and other factors may also be considered.

The issuer of a security or other investment is generally deemed to be economically tied to a particular country if (a) the security or other investment is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; (e) the issuer has 50% or more of its assets in that country; (f) the issuer is included in an index which is representative of that country; or (g) the issuer is exposed to the economic fortunes and risks of that country.

MFS may engage in active and frequent trading in pursuing the portfolio’s principal investment strategies.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Money Market VP: The portfolio’s sub-adviser, Transamerica Investment Management, LLC (“TIM”), seeks to achieve the portfolio’s objective by investing the portfolio’s assets in the following high quality, short-term U.S. dollar-denominated money market instruments:

•	short-term corporate obligations, including commercial paper, notes and bonds

•	obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities

•	obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks

•	repurchase agreements involving any of the securities mentioned above

Bank obligations purchased for the portfolio are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the portfolio are limited to U.S. savings association obligations issued by U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the portfolio must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations. Each security, at the time of purchase by the portfolio, has been determined by the sub-adviser to present minimal credit risk.

As a money market portfolio, the portfolio tries to maintain a share price of $1.00, and must follow strict rules as to the credit quality, diversification and maturity of its investments. The portfolio invests in securities that, at the time of purchase, have remaining maturities of 397 days or less. The portfolio maintains a dollar-weighted average portfolio maturity of 60 days or less. If, after purchase, the credit rating on a security held by the portfolio is downgraded or the credit quality deteriorates, or if the maturity on a security is extended, the portfolio’s sub-adviser or Board (where required by applicable regulations) will decide whether the security should be held or sold.

To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Morgan Stanley Active International Allocation VP: The portfolio’s sub-adviser is Morgan Stanley Investment Management Inc. (“MSIM”). Under normal circumstances, the portfolio invests primarily, in accordance with country and sector weightings determined by its sub-adviser, in equity securities of non-U.S. issuers which, in the aggregate, replicate broad market indices.

MSIM utilizes a “top-down” approach that emphasizes country and sector selection and weighting rather than individual stock selection. MSIM seeks to capitalize on the significance of country and sector selection in international equity portfolio returns by over and underweighting countries and/or sectors based primarily on three factors: (i) valuation; (ii) dynamics/fundamental change; and (iii) market momentum/technicals.

When a sub-adviser uses a “top-down” approach, it looks first at broad market factors, and on the basis of those market factors, chooses certain markets, countries, sectors or industries within the overall market.

MSIM analyzes both the global economic environment and the economies of countries throughout the world, focusing mainly on the industrialized countries comprising the Morgan Stanley Capital International Europe, Australasia & Far East Index (the “MSCI EAFE Index”). These countries include Japan, most nations in Western Europe, Australia, New Zealand, Hong Kong and Singapore.

MSIM views each country and sector as a unique investment opportunity and evaluates factors such as valuation, growth, inflation, interest rates, corporate earnings growth, liquidity and risk characteristics, investor sentiment and economic and currency outlook. MSIM — on an ongoing basis — establishes the proportion or weighting for each country and sector (e.g., overweight, underweight or neutral) relative to the MSCI EAFE Index for investment by the portfolio. The sub-adviser invests the portfolio’s assets among the countries and/or sectors based on their assigned weighting. Within each country and/or sector, MSIM will invest in “baskets” of common stocks and other equity securities in an effort to match the performance of that country and/or sector. The portfolio may invest in emerging markets or developing countries and, with regard to such investments, may make global, regional and sector allocations to emerging markets, as well as allocations to specific emerging markets or developing countries. MSIM generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

The portfolio may invest up to 10% of its net assets in foreign real estate companies, which are similar to entities organized and operated as real estate investment trusts (“REITs”) in the United States. Investing in foreign real estate companies makes the portfolio susceptible to the risks associated with the ownership of real estate and with the real estate industry in general, as well as risks that relate specifically to the way foreign real estate companies are organized and operated. Foreign real estate companies may be subject to laws, rules and regulations governing those entities and their failure to comply with those laws, rules and regulations could negatively impact the performance of those entities. In addition, foreign real estate companies, like U.S. REITs and mutual funds, have expenses, including management and administration fees that are paid by their shareholders. As a result, shareholders will absorb their proportional share of duplicate levels of fees when the portfolio invests in foreign real estate companies.

MSIM may utilize futures, forwards, options, swaps and other derivative instruments to manage the risks of the portfolio and for other purposes, such as gaining exposure to currencies underlying various securities or financial instruments held in the portfolio.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Morgan Stanley Mid-Cap Growth VP: Under normal circumstances, the portfolio will invest at least 80% of its net assets in securities of medium-sized companies at the time of investment. Under current market conditions, a medium-sized company is generally defined by reference to those companies represented in the Russell Midcap® Growth Index. The portfolio’s sub-adviser is Van Kampen Asset Management (“VKAM”). VKAM seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. VKAM typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile. VKAM generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The portfolio may also invest in common stocks and other equity securities of small-and large-sized companies, as well as preferred stocks, convertible securities, rights and warrants, and debt securities.

VKAM also may utilize derivative instruments, including options on securities, futures contracts and options thereon and various currency transactions in several different ways, depending upon the status of the portfolio’s investment portfolio and

VKAM’s expectations concerning the securities market. Derivative instruments used by the portfolio will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

VKAM may invest up to 25% of the portfolio’s assets in securities of foreign companies, including emerging market securities, primarily through ownership of depositary receipts. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade.

The portfolio may also invest up to 10% of its assets in real estate investment trusts (“REITs”).

In times of stable or rising stock prices, the portfolio generally seeks to be fully invested in the instruments described above except that at least a small portion of portfolio assets generally will be held as cash, repurchase agreements, or cash equivalents to honor redemption requests and for other short-term needs.

To the extent that portfolio assets are invested in cash equivalents, in times of rising market prices, the portfolio may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, stock index call options, or call options on stock index futures contracts, however, the portfolio can seek to “equitize” the cash portion of its assets and obtain performance that is equivalent to investing directly in equity securities.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Multi Managed Large Cap Core VP: The portfolio’s sub-adviser is Morgan Stanley Investment Management Inc. (“MSIM”). Under normal circumstances, at least 80% of the portfolio’s assets will be invested in companies with market capitalizations of $10 billion or more. The portfolio invests primarily in companies that MSIM believes have strong free cash flow and earnings growth potential or are undervalued. MSIM emphasizes individual security selection.

MSIM may invest up to 10% of the portfolio’s assets in securities of issuers economically tied to emerging markets countries. An issuer generally will be deemed to be economically tied to a country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade.

The portfolio may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks. Derivative instruments used by the portfolio will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

The portfolio may invest up to 10% of its total assets in real estate investment trusts (“REITs”).

The portfolio may invest up to 25% of its total assets in securities of foreign issuers, including emerging markets securities, primarily through ownership of depositary receipts.

The portfolio spans both growth and value styles of investing, and is managed by two separate groups at MSIM, a growth team and a value team. Both inflows and outflows will be allocated equally between the two investment styles. In addition, MSIM will rebalance monthly to maintain an equal allocation between the two investment styles. These allocations are non-discretionary.

Growth — The growth team seeks capital appreciation by investing primarily in growth-oriented equity securities of U.S. and, to a limited extent, foreign companies that are listed on U.S. exchanges or traded in U.S. markets.

The manager seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The manager typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile. The manager generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

Value — The value team emphasizes a value style of investing seeking well-established, undervalued companies believed by MSIM to possess the potential for capital growth and income. Portfolio securities are typically sold when MSIM’s assessments of the capital growth and income potential of such securities materially change.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica PIMCO Total Return VP: The portfolio’s sub-adviser, Pacific Investment Management Company LLC (“PIMCO”), seeks to achieve the portfolio’s objective by investing, under normal circumstances, at least 65% of the portfolio’s net assets in fixed-income securities of varying maturities.

The average duration of this portfolio normally varies within two years (plus or minus) of the duration of the Barclays Capital U.S. Aggregate Index, which as of December 31, 2009, was 4.57 years.

PIMCO invests the portfolio’s assets primarily in investment grade debt securities, but may invest up to 10% of the total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, Fitch, or S&P or, if unrated, determined by PIMCO to be of comparable quality. PIMCO may invest up to 30% of the portfolio’s total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The portfolio may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging markets countries. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the portfolio’s total assets. The portfolio may also invest up to 10% of its total assets in preferred stocks.

The portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage-or asset-backed securities. The portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the portfolio consists of income earned on the portfolio’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica ProFund UltraBear VP: The portfolio invests in derivatives that ProFund Advisors LLC (“ProFund Advisors”), the portfolio’s sub-adviser, believes should have similar daily return characteristics as twice (200%) the inverse (opposite) of the daily return of the Standard & Poor’s 500 Composite Stock Index (the “S&P 500 Index”). The S&P 500 Index is a measure of large-cap U.S. stock market performance. It is a float-adjusted market capitalization weighted index of 500 U.S. operating companies and REITs selected by the S&P U.S. Index Committee through a non-mechanical process that factors in criteria such as liquidity, price, market capitalization and financial viability. Reconstitution occurs both on a quarterly and ongoing basis. As of September 30, 2009, the S&P 500 Index included companies with capitalizations between $1.1 billion and $329.7 billion. The average capitalization of the companies comprising the S&P 500 Index was approximately $19.6 billion. The S&P 500 Index is published under the Bloomberg ticket symbol “SPX.” Assets of the portfolio not invested in derivatives will typically be held in money market instruments.

Derivatives - The portfolio invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The portfolio invests in derivatives as a substitute for directly shorting stocks in order to gain inverse leveraged exposure to the S&P 500 Index. Derivatives include:

• Futures Contracts - Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.

• Swap Agreements - Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

Money Market Instruments - The portfolio invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the portfolio should hold to approximate the performance of its benchmark. The portfolio may gain exposure to only a representative sample of the securities in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. ProFund Advisors does not invest the assets of the portfolio in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the portfolio. The portfolio seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the portfolio will seek to position its portfolio so that its exposure to its benchmark is consistent with the portfolio’s investment objective. The impact of the S&P 500 Index’s movements during the day will affect whether the portfolio’s portfolio needs to be re-positioned. For example, if the S&P 500 Index has risen on a given day, net assets of the portfolio should fall, meaning that the portfolio’s exposure will need to be decreased. Conversely, if the S&P 500 Index has fallen on a given day, net assets of the portfolio should rise, meaning the portfolio’s exposure will need to be increased.

The portfolio will concentrate its investment in a particular industry or group of industries to approximately the same extent as the S&P 500 Index is so concentrated.

The portfolio is non-diversified.

Transamerica Small/Mid Cap Value VP: The portfolio’s sub-adviser, Transamerica Investment Management, LLC (“TIM”), seeks to achieve the portfolio’s objective by investing, under normal circumstances, at least 80% of the portfolio’s net assets in small- and mid-cap equity securities of domestic companies. The portfolio defines small- and mid-cap equities as companies whose market capitalization falls within the range of $100 million to $8 billion at the time of purchase.

The portfolio generally will invest in small and mid-cap equities with valuation characteristics including low price/earnings, price/book, and price/cash flow ratios. These characteristics are evaluated based upon a proprietary analysis of normalized levels of profitability. TIM’s security selection process favors companies with above-average normalized net margins, returns on equity, returns on assets, free cash flow generation, and revenue and earnings growth rates. Trends in balance sheet items including inventories, account receivables, and payables are scrutinized as well. TIM also reviews the company’s products/services, market position, industry condition, financial and accounting policies and quality of management. Securities of issuers that possess the greatest combination of the aforementioned attributes are then prioritized as candidates for purchase.

The portfolio may invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica T. Rowe Price Small Cap VP: The portfolio’s sub-adviser, T. Rowe Price Associates, Inc. (“T. Rowe Price”), seeks to achieve the portfolio’s objective by investing, under normal circumstances, at least 80% of its net assets in small-cap growth companies.

Small-cap companies are currently defined by the sub-adviser as companies whose market capitalization falls within the range of companies in the Morgan Stanley Capital International U.S. Small Cap Growth Index (“MSCI U.S. Small Cap Growth Index”), which was approximately $42.28 million to $5.52 billion as of December 31, 2009, but the limits will vary with market fluctuations. Companies whose capitalization increases above this range after the portfolio’s initial purchase continue to be considered small companies for purposes of this policy. Most of the stocks purchased by the portfolio will be in the size range described above. However, the portfolio may on occasion purchase a stock whose market capitalization exceeds the range.

The portfolio intends to be invested in a large number of holdings and the top 25 holdings will not, under normal circumstances, constitute more than 50% of assets. T. Rowe Price believes this broad diversification should minimize the effects of individual security selection on portfolio performance.

When a sub-adviser uses a “bottom-up” approach, it looks primarily at individual companies against the context of broader market factors.

T. Rowe Price uses a number of quantitative models that are designed to identify key characteristics of small-cap growth stocks. Based on these models and fundamental company research, stocks are selected in a “bottom-up” manner so that the portfolio as a whole reflects characteristics T. Rowe Price considers important, such as valuations (price/ earnings or price/book value ratios, for example) and projected earnings and sales growth, valuation, capital usage, and earnings quality. T. Rowe Price also considers portfolio risk characteristics in the process of portfolio construction.

While the portfolio normally invests principally in small-cap U.S. common stocks, T. Rowe Price may, to a lesser extent, invest in foreign stocks (up to 10% of total assets) or exchange traded funds in pursuit of its investment objective.

The portfolio may, but not need, invest in derivatives, including stock index futures and options. The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Third Avenue Value VP: The portfolio’s sub-adviser, Third Avenue Management LLC (“Third Avenue”), seeks to achieve the portfolio’s investment objective by investing, under normal circumstances, at least 80% of the portfolio’s assets in common stocks of U.S. and non-U.S. issuers.

Third Avenue employs an opportunistic, “bottom-up” research process to identify companies that it believes to have strong balance sheets, competent managements, and understandable businesses, where equity securities are priced at a discount to its estimate of intrinsic value.

The portfolio invests in companies regardless of market capitalization. The mix of investments at any time will depend on the industries and types of securities believed to represent the best values, consistent with the portfolio’s investment strategies and restrictions.

Third Avenue seeks to invest the portfolio’s assets in attractive equity investments, which generally exhibit four essential characteristics:

•	Strong Finances — the issuing company has a strong financial position, as evidenced by high-quality assets and a relative absence of significant liabilities.

•	Competent Management — the company’s management has a good track record as both owners and operators, and shares a common interest with outside, passive minority shareholders.

•	Understandable Business — comprehensive and meaningful financial and related information is available, providing reliable benchmarks to aid in understanding the company, its value and its dynamics.

•	Discount to Private Market Value — the market price lies substantially below a conservative valuation of the business as a private entity, or as a takeover candidate.

The portfolio may invest up to 15% of its assets in high-yield/high-risk fixed-income securities and other types of debt securities.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

The portfolio is a non-diversified portfolio.

Transamerica U.S. Government Securities VP: The portfolio’s sub-adviser, Transamerica Investment Management, LLC (“TIM”), invests, under normal circumstances, at least 80% of the portfolio’s assets in U.S. government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities. These securities include:

•	U.S. Treasury obligations

•

Obligations issued by or guaranteed by U.S. government agencies or government-sponsored entities. Obligations guaranteed by U.S. government agencies or government-sponsored entities include issues by non-government-sponsored entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise.

•	Mortgage-backed securities guaranteed by Ginnie Mae or other U.S. government agencies or government-sponsored entities such as Sallie Mae or Fannie Mae

•

Collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed by the U.S. government or its agencies and government-sponsored entities

The average weighted maturity for these U.S. government security obligations will generally range from three to seven years.

The portfolio may invest the remaining portion of its assets in:

•	Investment grade corporate bonds

•	Short-term corporate debt securities

•	Non-mortgage-backed securities such as motor vehicle installment purchase obligations, credit card receivables, corporate convertible and non-convertible fixed and variable rate bonds

•

High yield debt securities (up to 20% of the portfolio’s total assets) so long as they are consistent with the portfolio’s objective (The weighted average maturity of such obligations will generally range from two to ten years.)

•	High quality money-market securities

•	Debt securities (up to 20% of the portfolio’s total assets), including securities denominated in foreign currencies, of foreign issuers (including foreign governments) in developed countries

•	U.S. dollar-denominated obligations issued by foreign branches of U.S. banks and domestic branches of foreign banks (up to 20% of the portfolio’s total assets)

•	Zero-coupon bonds

The portfolio invests in debt obligations that the sub-adviser believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. In choosing securities, the sub-adviser uses a combination of quantitative and fundamental research, including analysis of the creditworthiness of issuers and the rates of interest offered by various issuers.

The portfolio’s sub-adviser may also engage in options and futures transactions and interest rate swap transactions to efficiently manage the portfolio’s interest rate exposure, as well as to hedge the portfolio’s investment against adverse changes in interest rates. The portfolio may also enter into credit default swap transactions in an attempt to manage portfolio risk. The portfolio may also purchase securities on a when-issued, delayed delivery or forward commitment basis.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica WMC Diversified Growth VP: The portfolio invests, under normal circumstances, at least 80% of its net assets in domestic common stocks. The portfolio invests primarily in common stocks of growth-oriented companies. Each stock is evaluated and ranked on a consistent set of growth, valuation, and quality criteria and the portfolio will seek diversified sources of return from these criteria.

The portfolio’s sub-adviser, Wellington Management Company, LLP (“Wellington Management”), uses what is sometimes referred to as a “bottom up” approach, which is the use of fundamental analysis to identify specific securities within industries or sectors for purchase or sale. Fundamental analysis involves the assessment of a company’s business environment, market share, management, global expansion plans, balance sheet, income statement, anticipated earnings, revenues, and other related measures of value.

Wellington Management continually monitors every company in the portfolio’s portfolio for fundamental attractiveness. The portfolio typically sells an investment when the investment achieves its anticipated potential, the company begins to show deteriorating relative fundamentals or alternative investments become sufficiently more attractive.

Consistent with the portfolio’s objective and other policies, the portfolio may invest to a lesser extent in derivatives, including futures, forwards, options and swaps. The portfolio may invest up to 20% of its total assets in foreign securities (not including American Depositary Receipts, American Depositary Shares or U.S. dollar denominated securities of foreign issuers).

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica WMC Diversified Growth II VP: The portfolio invests, under normal circumstances, at least 80% of its net assets in domestic common stocks. The portfolio invests primarily in common stocks of growth-oriented companies. Each stock is evaluated and ranked on a consistent set of growth, valuation, and quality criteria and the portfolio will seek diversified sources of return from these criteria.

The portfolio’s sub-adviser, Wellington Management Company, LLP (“Wellington Management”), uses what is sometimes referred to as a “bottom up” approach, which is the use of fundamental analysis to identify specific securities within industries or sectors for purchase or sale. Fundamental analysis involves the assessment of a company’s business environment, market share, management, global expansion plans, balance sheet, income statement, anticipated earnings, revenues, and other related measures of value.

Wellington Management continually monitors every company in the portfolio’s portfolio for fundamental attractiveness. The portfolio typically sells an investment when the investment achieves its anticipated potential, the company begins to show deteriorating relative fundamentals or alternative investments become sufficiently more attractive.

Consistent with the portfolio’s objective and other policies, the portfolio may invest to a lesser extent in derivatives, including futures, forwards, options and swaps. The portfolio may invest up to 20% of its total assets in foreign securities (not including American Depositary Receipts, American Depositary Shares or U.S. dollar denominated securities of foreign issuers).

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

MORE ON THE RISKS OF INVESTING IN THE PORTFOLIOS

Principal Investment Risks: The following provides additional information regarding the risks of investing in the portfolios as described at the front of the prospectus.

Active Investor: A significant portion of assets invested in the portfolio come from professional money managers and investors who use the portfolio as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the portfolio may have a negative impact on the portfolio’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the portfolio’s expense ratio may vary from current estimates or the historical ratio disclosed in this prospectus.

Active Trading: Certain portfolios are actively managed and, under appropriate circumstances, may purchase and sell securities without regard to the length of time held. A high portfolio turnover rate may have a negative impact on performance by increasing transaction costs and may generate greater tax liabilities for shareholders holding shares in taxable accounts.

Asset Allocation: The sub-adviser allocates a portfolio’s assets among various underlying portfolios. These allocations may be unsuccessful in maximizing a portfolio’s return and/or avoiding investment losses.

Bank Obligations: If a portfolio concentrates in U.S. bank obligations, a portfolio will be particularly sensitive to adverse events affecting U.S. banks. Banks are sensitive to changes in money market and general economic conditions, as well as decisions by regulators that can affect banks’ profitability.

Cash Management and Defensive Investing: Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio’s yield will go down. If a significant amount of the portfolio’s assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

Commodities: Because a portfolio may invest in instruments whose performance is linked to the price of an underlying commodity or commodity index, a portfolio may be subject to the risks of investing in physical commodities. These types of risks include regulatory, economic and political developments, weather events and natural disasters, pestilence, market disruptions and the fact that commodity prices may have greater volatility than investments in traditional securities.

Concentration: A portfolio will typically concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the portfolio. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that the portfolio will be more susceptible to the risks associated with that industry than a portfolio that does not concentrate its investments.

Convertible Securities: Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

Correlation and Compounding: A number of factors may affect the portfolio’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the portfolio will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the portfolio from achieving its investment objective. The risk of the portfolio not achieving its daily investment objective will be more acute when the Index has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the portfolio has a single day investment objective, the portfolio’s performance for periods greater than one day is likely to be either greater than or less than the inverse of the index performance times the stated multiple in the portfolio objective, before accounting for fees and fund expenses.

Compounding affects all investments, but has a more significant impact on a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be more or less than twice the inverse of the return of the Index. This effect becomes more pronounced as volatility increases.

Counterparty: The portfolio will be subject to the credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the portfolio or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the portfolio may decline.

Country, Sector or Industry Focus: To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the single country, sector or industry than if a portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

Credit: If an obligor for a security held by the portfolio or a counterparty to a financial contract with the portfolio fails to pay, otherwise defaults or is perceived to be less creditworthy, a security’s credit rating is downgraded or the credit quality or value of any underlying assets declines, the value of your investment in the portfolio could decline. The portfolio may incur expenses to protect the portfolio’s interest in securities experiencing these events. Credit risk is broadly gauged by the credit ratings of the securities in which the portfolio invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. The portfolio is subject to greater levels of credit risk to the extent it invests in junk bonds. These securities have a higher risk of issuer default and are considered speculative. The portfolio may invest in securities which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

Currency: When a portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, a portfolio’s investments in foreign currency denominated securities may reduce the returns of a portfolio.

Currency Hedging: A portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio’s currency exposure from one currency to another may remove a portfolio’s opportunity to profit from the original currency and involves a risk of increased losses for a portfolio if the sub-adviser’s projection of future exchange rates is inaccurate.

Defensive Investing: Short-term debt securities held by a portfolio for defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If a portfolio holds cash uninvested, it will be subject to the credit risk of the depository institution holding the cash. In that case, the portfolio would not earn income on the cash and the portfolio’s yield would go down. If a significant amount of the portfolio’s assets are used for defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

Derivatives: The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. A portfolio’s use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of a portfolio’s net asset value. Even a small investment in derivatives can have a disproportionate impact on a portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by a portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of a portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may be difficult to value, or may be subject to the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. In addition, derivatives may be subject to market risk, interest rate risk and credit risk. A portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. A portfolio’s sub-adviser may not make use of derivatives for a variety of reasons.

Early Close/Late Close/Trading Halt: An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the portfolio being unable to buy or sell certain securities or derivatives. In such circumstances, the portfolio may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Emerging Markets: Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging markets countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging markets countries may be required to establish special custody or other arrangements before investing.

Equity and Market: The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the portfolio to decrease.

Equity Securities: Equity securities include common and preferred stocks. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

Exchange Traded Funds (“ETFs”): ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. ETFs typically seek to track an index, a commodity or a basket of assets like an index fund, but trade like a stock on an exchange. An investment in an ETF generally presents the same primary risks as an investment in a conventional portfolio (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may be above or below the shares’ net asset value; (ii) an active trading market for an ETF’s share may not develop or be maintained; or (iii) trading of an ETF’s share may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Fixed-Income Securities: The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

•	market risk: fluctuations in market value

•

interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down. The longer the maturity or duration, the more sensitive the value of a fixed-income security is to fluctuations in interest rates

•

prepayment or call risk: declining interest rates may cause issuers of securities held by the fund to pay principal earlier than scheduled or to exercise a right to call the securities, forcing a portfolio to reinvest in lower yielding securities

•

extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes

•

default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines. A portfolio may incur expenses to protect the portfolio’s interest in securities experiencing these events. If a portfolio invests in securities that are subordinated to other securities, or which represent interests in pools of such subordinated securities, those investments may be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, a portfolio’s sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by a portfolio, or if an issuer of such a security has difficulty meeting its obligations, a portfolio may become the holder of a restructured security or of underlying assets. In that case, a portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

Focused Investing: To the extent a portfolio invests in a limited number of issuers, its performance may be more volatile than portfolios that hold a greater variety of securities.

Foreign Securities: Investments in foreign securities, including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and European Depositary Receipts (“EDRs”), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

•	different accounting and reporting practices

•	less information available to the public

•	less (or different) regulation of securities markets

•	more complex business negotiations

•	less liquidity

•	more fluctuations in prices

•	delays in settling foreign securities transactions

•	higher costs for holding shares (custodial fees)

•	higher transaction costs

•	vulnerability to seizure and taxes

•	political or financial instability and small markets

•	different market trading days

Geographic: Because a portfolio may invest a relatively large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region, a portfolio’s performance could be closely tied to the market, currency, economic, political, or regulatory conditions and developments in those countries or that region, and could be more volatile than the performance of more geographically-diversified funds.

Growth Stocks: Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

Hard Assets: A portfolio is subject to risks associated with investing indirectly in hard assets, including real estate, precious metals and natural resources, and can be significantly affected by events relating to these industries, including international political and economic developments, inflation, and other factors. A portfolio’s indirect investments in hard assets may experience substantial price fluctuations as a result of these factors, and may move independently of the trends of industrialized companies.

High-Yield Debt Securities: High-yield debt securities, or junk bonds, are securities that are rated below “investment grade” (that is, securities rated below Baa/BBB) or, if unrated, are considered by the sub-adviser to be of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or in bankruptcy. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, a portfolio’s sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

Hybrid Instruments: Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments may reflect a combination of the risks of investing in securities, commodities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed-income or convertible securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose a portfolio to leverage risks or carry liquidity risks.

Increase in Expenses: Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

Interest Rate: Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security tends to fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security’s price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. Inflation protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

Interest Rate (Transamerica Money Market VP): The interest rates on short-term obligations held in a fund’s portfolio will vary, rising or falling with short-term interest rates generally. A portfolio’s yield will tend to lag behind general changes in interest rates.

The ability of a portfolio’s yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

Inverse Correlation: Shareholders should lose money when the Index rises—a result that is the opposite from traditional funds.

Investing Aggressively: The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.

•	Rights, options and futures contracts may not be exercised and may expire worthless.

•	Warrants and rights may be less liquid than stocks.

•	Use of futures and other derivatives may make a portfolio more volatile.

Investment Companies: To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds (“ETFs”), it bears its pro rata share of these investment companies’ expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

Leveraging: When a portfolio engages in transactions that have a leveraging effect on it, the value of the portfolio will be more volatile and all other risks will tend to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of a portfolio’s underlying assets or creates investment risk with respect to a larger pool of assets than a portfolio would otherwise have. A portfolio may take on leveraging risk by, among other things, engaging in derivative, when-issued, delayed-delivery, forward commitment or forward roll transactions or reverse repurchase agreements. Engaging in such transactions may cause a portfolio to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

Liquidity: Liquidity risk exists when particular investments are difficult to sell. Although most of a portfolio’s securities must be liquid at the time of investment, securities may become illiquid after purchase by a portfolio, particularly during periods of market turmoil. When a portfolio holds illiquid investments, a portfolio may be harder to value, especially in changing markets, and if a portfolio is forced to sell these investments to meet redemptions or for other cash needs, a portfolio may suffer a loss. In addition, when there is illiquidity in the market for certain securities, a portfolio, due to limitations on investments in illiquid securities, may be unable to achieve its desired level of exposure to a certain sector.

Loans: A portfolio may invest in certain commercial loans, including loans generally known as “syndicated bank loans,” by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio’s ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet a portfolio’s liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution’s interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect a portfolio.

Market: The market prices of the fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The fund may experience a substantial or complete loss on any individual security.

Medium-Sized Companies: Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies, particularly developing companies, generally are subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

Mid Cap Securities: The securities of mid cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.

Money Market Funds: An investment in a money market fund is not a bank deposit, and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although money market funds seek to maintain a stable net asset value of $1.00 per share, it is possible to lose money by investing in a money market fund.

Mortgage-Related Securities: Mortgage-related securities represent a participation interest in a pool of mortgage loans originated by governmental or private lenders such as banks. These securities are subject to special risks, including interest rate risk, credit risk, prepayment or call risk and extension risk. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities. Mortgage-related securities may have exposure to subprime mortgages, which are mortgages to borrowers with lower credit ratings that pose a higher risk of default. In response to the recent financial crisis, the Federal Reserve has attempted to keep mortgage rates low by buying mortgage-backed assets. When this support ends, the prices of mortgage-backed securities may fall.

Non-Diversification: Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because a portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

Portfolio Selection: The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, quality, relative yield, value or market trends affecting a particular security, industry or sector, or about interest rates, is incorrect.

Portfolio Turnover: A portfolio may engage in a significant number of short-term transactions, which may adversely affect a portfolio’s performance. Increased turnover results in higher brokerage costs or mark-up charges for a portfolio. A portfolio ultimately passes these costs on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income when distributed to shareholders.

Preferred Stock: Preferred stock represents an interest in a company that generally entitles the holder to receive, in preference to the holders of the company’s common stock, dividends and a fixed share of the proceeds resulting from any liquidation of the company. Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. Preferred stocks may pay fixed or adjustable rates of return. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Preferred stock does not generally carry voting rights.

Prepayment or Call: Borrowers may pay back principal before the scheduled due date. Borrowers may find it advantageous to prepay principal due to a decline in interest rates or an excess in cash flow. Such prepayments may require the portfolio to replace a corporate loan, corporate debt security or other investment with a lower yielding security. This may adversely affect the portfolio’s net asset value.

Real Estate Investment Trusts (“REITS”): Equity REITs can be affected by any changes in the value of the properties owned. A REIT’s performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants’ failure to pay rent or poor management. A REIT’s performance also depends on the company’s ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

Real Estate Securities: Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks may include, without limitation:

•    declining real estate value

•    risks relating to general and local economic conditions

•    over-building

• increased competition for assets in local and regional markets

•    increases in property taxes

•    increases in operating expenses or interest rates

•    change in neighborhood value or the appeal of properties to tenants

•    insufficient levels of occupancy

•    inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

Redemption (Transamerica Money Market VP): The portfolio may experience periods of heavy redemptions that could cause the portfolio to liquidate its assets at inopportune times or at a loss or depressed value particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that the portfolio has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. The redemption by one or more large shareholders of their holdings in the portfolio could have an adverse impact on the remaining shareholders in the portfolio. In addition, the portfolio may suspend redemptions when permitted by applicable regulations.

Repurchase Agreements: Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed-upon time and price. If the other party to a repurchase agreement defaults on its obligation, a portfolio may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value declines, a portfolio could lose money.

Rule 144A Securities: “Rule 144A” securities are securities that are not registered for sale to the public and thus are considered “restricted.” They may only be resold to certain qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A security held by a portfolio could adversely affect the marketability of such security and a portfolio might be unable to dispose of such security promptly or at reasonable prices.

Short Sales: A short sale may be effected by selling a security that a portfolio does not own. In order to deliver the security to the purchaser, a portfolio borrows the security, typically from a broker-dealer or an institutional investor. A portfolio later closes out the position by returning the security to the lender. If the price of the security sold short increases, a portfolio would incur a loss; conversely, if the price declines, a portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. A portfolio’s use of short sales in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if a portfolio held only long positions. A portfolio may be unable to close out a short position at an acceptable price, and may have to sell related long positions at disadvantageous times to produce cash to unwind a short position. Short selling involves higher transaction costs than typical long-only investing.

A short sale may also be effected “against the box” if, at all times when the short position is open, a portfolio contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. In the event that a portfolio were to sell securities short “against the box” and the price of such securities were to then increase rather than decrease, a portfolio would forego the potential realization of the increased value of the shares sold short.

Smaller Companies: Investing in smaller companies involves greater risk than is customarily associated with more established companies. Stocks of such companies, particularly developing companies, generally are subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Smaller companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

Small- or Medium-Sized Companies: Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies, particularly developing companies, generally are subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Smaller companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

Sovereign Debt: Sovereign debt instruments, which are debt obligations issued or guaranteed by a foreign governmental entity, are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on debt that it has issued or guaranteed, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, relationships with other lenders such as commercial banks, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans, or it may ask for forgiveness of interest or principal on its existing debt. On the other hand, a governmental entity may be unwilling to renegotiate the terms of its sovereign debt. There may be no established legal process for a U.S. bondholder (such as the fund) to enforce its rights against a governmental entity that does not fulfill its obligations, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Stocks: Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy. Because the stocks a fund holds fluctuate in price, the value of your investment in a portfolio will go up and down.

Tactical Asset Allocation: The portfolio’s tactical asset management discipline may not work as intended. The portfolio may not achieve its objective and may not perform as well as other funds using asset management styles, including those based on fundamental analysis or strategic asset allocation. The sub-adviser’s evaluations and assumptions in selecting underlying funds or individual securities may be incorrect in view of actual market conditions, and may result in owning securities that under perform other securities.

The management process might also result in the portfolio having exposure to asset classes, countries or regions, or industries or groups of industries that underperform other management styles. In addition, the portfolio’s risk profile with respect to particular asset classes, countries and regions, and industries may change at any time based on the sub-adviser’s allocation decisions.

Tax: In order to qualify as a regulated investment company (“RIC”) under the Internal Revenue Code, the portfolio must meet certain requirements regarding, among other things, the source of its income. Any income the portfolio derives from investments in certain hard asset ETFs, such as commodity ETFs, must be limited to a maximum of 10% of the fund’s gross income. If the portfolio fails to qualify as a RIC, the portfolio will be subject to federal income tax on its net income at regular corporate rates (without reduction for distributions to shareholders). When distributed, that income would also be taxable to shareholders as an ordinary dividend to the extent attributable to the portfolio’s earnings and profits. If the portfolio were to fail to qualify as a RIC and become subject to federal income tax, shareholders of the portfolio would be subject to the risks of diminished returns.

Underlying Funds or Portfolios: Because the portfolio invests its assets in various underlying portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. Each of the underlying portfolios in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying portfolios’ shares and therefore the value of the portfolio’s investments. There can be no assurance that the investment objective of any underlying portfolio will be achieved. To the extent that the portfolio invests more of its assets in one underlying portfolio than in another, the portfolio will have greater exposure to the risks of that underlying portfolio. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying portfolios in which it invests. The “Underlying Funds” section of the fund’s prospectus identifies certain risks of each underlying portfolio.

U.S. Government Agency Obligations: Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae, present little credit risk. Other securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury, subject to certain limitations, such as securities issued by Federal Home Loan Banks and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies, such as Freddie Mac and Fannie Mae, are subject to a greater degree of credit risk.

Valuation: Many factors may influence the price at which the portfolio could sell any particular portfolio investment. The sales price may well differ--higher or lower--from the portfolio’s last valuation, and such differences could be significant, particularly for illiquid securities, securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, the portfolio may value these investments using more subjective methods, such as fair value methodologies. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive a greater or lesser number of shares, or greater or lower redemption proceeds, than they would have received if the portfolio had not fair-valued the security or had used a different valuation methodology.

Value Investing: The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. A portfolio may underperform other equity funds that use different investing styles. A portfolio may also underperform other equity funds using the value style.

Warrants and Rights: Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

Yield (Transamerica Money Market VP): The amount of income paid to you by the portfolio will go up or down depending on day-to-day variations in short-term interest rates. When interest rates are very low, the portfolio’s expenses could absorb all or a significant portion of the portfolio’s income. In addition, the recent adoption of more stringent regulations governing the management of money market funds could have a negative effect on the portfolio’s yield.

Zero Coupon Bonds – Zero coupon bonds pay no interest during the life of the obligation but trade at prices below their stated maturity value. Although these securities lock in a rate of return to maturity, they may be subject to greater fluctuations in market value than securities that pay interest periodically.

Please note that there are other factors that could adversely affect your investment in a portfolio and that could prevent the portfolio from achieving its investment objective. More information about risks appears in the Statement of Additional Information. Before investing, you should carefully consider the risks that you will assume.

SHAREHOLDER INFORMATION

Investment Adviser

Transamerica Series Trust’s Board of Trustees is responsible for overseeing the management and business affairs of Transamerica Series Trust (“TST”). It oversees the operation of TST by its officers. It also reviews the management of the portfolios’ assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of TST is contained in the Statement of Additional Information (“SAI”).

Transamerica Asset Management, Inc. (“TAM”), located at 570 Carillon Parkway, St. Petersburg, FL 33716, serves as investment adviser for TST. The investment adviser hires investment sub-advisers to furnish investment advice and recommendations and has entered into sub-advisory agreements with each portfolio’s sub-adviser. The investment adviser also monitors the sub-advisers’ buying and selling of portfolio securities and administration of the portfolios. For these services, TAM is paid investment advisory fees. These fees are calculated on the average daily net assets of each portfolio.

TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) (“Western Reserve”) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

AEGON USA Investment Management, LLC and Transamerica Investment Management, LLC are affiliates of TAM and TST.

Information contained in this prospectus may apply to portfolios of TST not offered in your policy or contract.

The portfolios may rely on an Order from the SEC (Release IC- 23379 dated August 5, 1998) that permits Transamerica Series Trust and its investment adviser, TAM, subject to certain conditions, and without the approval of shareholders to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on subadvisory contract terms where a contract has been assigned because of a change of control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

Advisory Fees

TAM receives compensation from each portfolio, calculated daily and paid monthly, based on an annual percentage of each portfolio’s average daily net assets.

Advisory Fees Paid in 2009

For the fiscal year ended December 31, 2009, each portfolio paid the following advisory fee as a percentage of the portfolio’s average daily net assets:

Name of Portfolio	Percentage

Transamerica AEGON High Yield Bond VP1	0.71%
Transamerica Asset Allocation – Conservative VP	0.10%
Transamerica Asset Allocation – Growth VP	0.10%
Transamerica Asset Allocation – Moderate VP	0.10%
Transamerica Asset Allocation – Moderate Growth VP	0.10%
Transamerica Balanced VP2	0.80%
Transamerica BlackRock Global Allocation VP3	0.00%
Transamerica BlackRock Large Cap Value VP4	0.78%
Transamerica BlackRock Tactical Allocation VP	0.10%
Transamerica Clarion Global Real Estate Securities VP	0.79%
Transamerica Convertible Securities VP	0.75%
Transamerica Diversified Equity VP5	0.75%

Name of Portfolio	Percentage

Transamerica Efficient Markets VP	0.42%
Transamerica Federated Market Opportunity VP	0.75%
Transamerica Focus VP	0.80%
Transamerica Foxhall Emerging Markets/Pacific Rim VP	0.90%
Transamerica Foxhall Global Conservative VP	0.90%
Transamerica Foxhall Global Growth VP	0.90%
Transamerica Foxhall Global Hard Asset VP	0.90%
Transamerica Growth Opportunities VP	0.80%
Transamerica Hanlon Balanced VP	0.90%
Transamerica Hanlon Growth VP	0.90%
Transamerica Hanlon Growth and Income VP	0.90%
Transamerica Hanlon Managed Income VP	0.90%
Transamerica Index 35 VP	0.32%
Transamerica Index 50 VP	0.31%
Transamerica Index 75 VP	0.30%
Transamerica Index 100 VP	0.32%
Transamerica International Moderate Growth VP	0.10%
Transamerica Jennison Growth VP6	0.79%
Transamerica JPMorgan Core Bond VP	0.45%
Transamerica JPMorgan Enhanced Index VP	0.74%
Transamerica JPMorgan Mid Cap Value VP	0.83%
Transamerica MFS International Equity VP7	0.91%
Transamerica Money Market VP	0.35%
Transamerica Morgan Stanley Active International Allocation VP	0.85%
Transamerica Morgan Stanley Mid-Cap Growth VP	0.80%
Transamerica Multi Managed Large Cap Core VP	0.75%
Transamerica PIMCO Total Return VP	0.63%
Transamerica ProFund UltraBear VP	0.85%
Transamerica Small/Mid Cap Value VP	0.80%
Transamerica T. Rowe Price Small Cap VP	0.75%
Transamerica Third Avenue Value VP	0.80%
Transamerica U.S. Government Securities VP	0.55%
Transamerica WMC Diversified Growth VP	0.72%
Transamerica WMC Diversified Growth II VP	0.30%

[1]

Effective November 20, 2009, the advisory fee for the portfolio is 0.64% of the first $750 million of average daily net assets; and 0.60% of average daily net assets in excess of $750 million. Prior to November 20, 2009, the advisory fee for the portfolio was 0.715% of the first $250 million of average daily net assets; 0.71% of average daily net assets over $250 million up to $750 million; 0.68% of average daily net assets over $750 million up to $1 billion; and 0.67% of average daily net assets in excess of $1 billion.

[2]

Effective April 30, 2010, the advisory fee for the portfolio is 0.75% of the first $500 million of average daily net assets; 0.65% of average daily net assets over $500 million up to $1 billion; and 0.60% of average daily net assets in excess of $1 billion. Prior to that time, the advisory fee for the portfolio was 0.80% of the first $250 million of average daily net assets; 0.75% of average daily net assets over $250 million up to $500 million; 0.70% of average daily net assets over $500 million up to $1.5 billion; and 0.625% of average daily net assets in excess of $1.5 billion.

[3]	TAM currently waives its investment advisory fee.

[4]

Effective November 20, 2009, the advisory fee for the portfolio is 0.80% of the first $250 million of average daily net assets; 0.775% of average daily net assets over $250 million up to $750 million; 0.75% of average daily net assets over $750 million up to $1 billion; 0.65% of average daily net assets over $1 billion up to $2 billion; and 0.625% of average daily net assets in excess of $2 billion. Prior to November 20, 2009, the advisory fee for the portfolio was 0.80% of the first $250 million of average daily net assets; 0.775% of average daily net assets over $250 million up to $750 million; and 0.75% of average daily net assets in excess of $750 million.

[5]

Effective April 30, 2010, the advisory fee for the portfolio is 0.73% of the first $500 million of average daily net assets; 0.70% of average daily net assets over $500 million up to $2.5 billion; and 0.65% of average daily net assets in excess of $2.5 billion. Prior to that time, the advisory fee for the portfolio was 0.75% of the first $500 million of average daily net assets; 0.725% of average daily net assets over $500 million up to $1.5 billion; and 0.70% of average daily net assets in excess of $1.5 billion.

[6]

Effective April 30, 2010, the advisory fee for the portfolio is 0.80% of the first $250 million of average daily net assets; 0.75% of average daily net assets over $250 million up to $500 million; 0.70% of average daily net assets over $500 million up to $1 billion; and 0.60% of average daily net assets in excess of $1 billion. Prior to that time, the advisory fee for the portfolio was 0.80% of the first $250 million of average daily net assets; 0.775% of average daily net assets over $250 million up to $500 million; 0.70% of average daily net assets over $500 million up to $1 billion; 0.675% of average daily net assets over $1 billion up to $1.5 billion; and 0.65% of average daily net assets in excess of $1.5 billion.

[7]

Effective August 1, 2009, the advisory fee for the portfolio is 0.90% of the first $250 million of average daily net assets; 0.875% of average daily net assets over $250 million up to $500 million; 0.85% of average daily net assets over $500 million up to $1 billion; and 0.80% of average daily net assets in excess of $1 billion. Prior to August 1, 2009, the advisory fee for the portfolio was 0.925% of the first $250 million of average daily net assets; 0.90% of average daily net assets over $250 million up to $500 million; 0.85% of average daily net assets over $500 million up to $1 billion; and 0.80% of average daily net assets in excess of $1 billion.

A discussion regarding the Board of Trustees’ approval of the advisory arrangements for Transamerica AEGON High Yield Bond VP, Transamerica Focus VP, Transamerica Foxhall Emerging Markets/Pacific Rim VP, Transamerica Foxhall Global Conservative VP, Transamerica Foxhall Global Growth VP, Transamerica Foxhall Global Hard Asset VP, Transamerica Index 35 VP, and Transamerica Index 100 VP is available in each portfolio’s annual report for the fiscal year ended December 31, 2009. A discussion regarding the Board of Trustees’ approval for each of the other portfolios, except Transamerica Diversified Equity VP, Transamerica Efficient Markets VP, Transamerica WMC Diversified Growth VP and Transamerica WMC Diversified Growth II VP, is available in each portfolio’s semi-annual report for the fiscal period ended June 30, 2009. A discussion regarding the Board of Trustees’ approval for those portfolios will be available in each portfolio’s semi-annual report for the fiscal period ending June 30, 2010.

Portfolio Construction Manager

Morningstar Associates, LLC (“Morningstar”), 22 West Washington Street, Chicago, IL 60602, is the portfolio construction manager for the portfolios listed below.

Transamerica Asset Allocation – Conservative VP
Transamerica Asset Allocation – Growth VP
Transamerica Asset Allocation – Moderate Growth VP
Transamerica Asset Allocation – Moderate VP
Transamerica International Moderate Growth VP

Pursuant to an Asset Allocation Management Agreement between TAM and Morningstar, the portfolio construction manager will make the portfolios’ investment decisions, determine what portion of each asset allocation portfolio should be in the underlying portfolios and what portion, if any, should be held in U.S. Government securities, short-term commercial paper or other assets such as cash.

Portfolio Construction Manager Compensation

For the fiscal year ended December 31, 2009, the portfolio construction manager received the following fees as a percentage of a portfolio’s average daily net assets:

Transamerica Asset Allocation – Conservative VP	0.10%
Transamerica Asset Allocation – Growth VP	0.10%
Transamerica Asset Allocation – Moderate Growth VP	0.10%
Transamerica Asset Allocation – Moderate VP	0.10%
Transamerica International Moderate Growth VP	0.10%

Portfolio Construction Team

Each of the above listed portfolios are managed by a portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. The SAI provides additional information about the portfolio construction team’s compensation, other accounts managed by the portfolio construction team, and the portfolio construction team’s ownership in each portfolio.

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years

Jon Hale, CFA/2006	Co-Portfolio Manager	Morningstar	Senior Consultant
Maciej Kowara, CFA/2006	Co-Portfolio Manager	Morningstar	Research & Development Consultant
Jeff McConnell, CFA/2006	Co-Portfolio Manager	Morningstar	Senior Consultant
Michael Stout, CFA/2006	Co-Portfolio Manager	Morningstar	Senior Consultant

Sub-Advisers

The name and address of the sub-advisers are listed below. Pursuant to Investment Sub-advisory Agreements between TAM and each sub-adviser on behalf of the respective portfolios, each sub-adviser shall make investment decisions, buy and sell securities for the portfolios, conduct research that leads to these purchase and sale decisions, and pay broker-dealers a commission for these trades (which can include payments for research and brokerage services).

The sub-advisers listed below receive compensation, calculated daily and paid monthly, from TAM. For the fiscal year ended December 31, 2009, the sub-advisers received the following sub-advisory fees as a percentage of a portfolio’s average daily net assets:

Portfolio	Sub-Advisory Fee	Name and Address of Sub-Adviser

Transamerica AEGON High Yield Bond VP1	0.25%	AEGON USA Investment
Transamerica Efficient Markets VP	0.12%	Management, LLC (“AUIM”)
Transamerica Index 35 VP	0.12%	4333 Edgewood Road NE
Transamerica Index 50 VP	0.11%	Cedar Rapids, IA 52499
Transamerica Index 75 VP	0.10%
Transamerica Index 100 VP	0.12%
Transamerica BlackRock Tactical Allocation VP	0.10%	BlackRock Financial Management,
		Inc. (“BlackRock”)
		55 East 52nd Street
		New York, NY 10055
Transamerica BlackRock Large Cap Value VP2	0.32%	BlackRock Investment Management,
		LLC (“BlackRock”)
		800 Scudders Mill Road
		Plainsboro, NJ 08536
Transamerica Clarion Global Real Estate Securities VP	0.39%	ING Clarion Real Estate Securities,
		LLC (“Clarion”)
		201 King of Prussia Road
		Suite 600
		Radnor, PA 19087
Transamerica Federated Market Opportunity VP	0.28%	Federated Equity Management
		Company of Pennsylvania
		(“Federated”)
		1001 Liberty Avenue
		Pittsburgh, PA 15222
Transamerica Foxhall Emerging		Foxhall Capital Management, Inc.
Markets/Pacific Rim VP	0.45%	(“Foxhall”)
Transamerica Foxhall Global Conservative VP	0.45%	35 Old Tavern Road
		2nd Floor
Transamerica Foxhall Global Growth VP	0.45%	Orange, CT 06477
Transamerica Foxhall Global Hard Asset VP	0.45%
Transamerica Hanlon Balanced VP	0.45%	Hanlon Investment Management, Inc.
Transamerica Hanlon Growth VP	0.45%	(“Hanlon”)
Transamerica Hanlon Growth and		3393 Bargaintown Road, Suite 200
Income VP	0.45%	Egg Harbor Township, NJ 08234
Transamerica Hanlon Managed Income VP	0.45%
Transamerica Jennison Growth VP	0.35%	Jennison Associates LLC
		(“Jennison”)
		466 Lexington Avenue
		New York, NY 10017
Transamerica JPMorgan Core Bond VP	0.20%	J.P. Morgan Investment
Transamerica JPMorgan Enhanced Index VP	0.30%	Management Inc. (“JPMorgan”)
Transamerica JPMorgan Mid Cap Value VP	0.40%	245 Park Avenue
		New York, NY 10167
Transamerica MFS International Equity VP3	0.45%	MFS® Investment Management
		(“MFS”)
		500 Boylston Street
		Boston, MA 02116

Portfolio	Sub-Advisory Fee	Name and Address of Sub-Adviser

Transamerica Morgan Stanley Active		Morgan Stanley Investment
International Allocation VP	0.45%	Management Inc. (“MSIM”)
Transamerica Multi Managed Large Cap		522 Fifth Avenue
Core VP	0.30%	New York, NY 10036
Transamerica Morgan Stanley Mid-Cap		Van Kampen Asset Management
Growth VP	0.40%	(“VKAM”)
		522 Fifth Avenue
		New York, NY 10036
Transamerica PIMCO Total Return VP4	0.25%	Pacific Investment Management
		Company LLC (“PIMCO”)
		840 Newport Center Drive
		Newport Beach, CA 92660
Transamerica ProFund UltraBear VP	0.40%	ProFund Advisors LLC
		7501 Wisconsin Avenue, Suite 1000
		Bethesda, MD 20814
Transamerica Third Avenue Value VP	0.40%	Third Avenue Management LLC
		(“Third Avenue”)
		622 Third Avenue
		32nd Floor
		New York, NY 10017
Transamerica Balanced VP	0.35%	Transamerica Investment
Transamerica Convertible Securities VP	0.35%	Management, LLC (“TIM”)
Transamerica Diversified Equity VP5	0.31%	11111 Santa Monica Boulevard
Transamerica Focus VP	0.41%	Suite 820
Transamerica Growth Opportunities VP	0.37%	Los Angeles, CA 90025
Transamerica Money Market VP	0.15%
Transamerica Small/Mid Cap Value VP	0.38%
Transamerica U.S. Government
Securities VP	0.15%
Transamerica T. Rowe Price Small Cap VP	0.35%	T. Rowe Price Associates, Inc.
		100 East Pratt Street
		Baltimore, MD 21202
Transamerica WMC Diversified Growth VP6	0.31%	Wellington Management Company,
Transamerica WMC Diversified Growth II		LLP (“Wellington Management”)
VP7	0.30%	75 State Street
		Boston, MA 02109

[1]

Includes fees paid to the portfolio’s previous sub-adviser. Effective November 20, 2009, the sub-advisory fee for the portfolio was 0.28% of the first $400 million of average daily net assets; 0.25% of average daily net assets over $400 million up to $750 million; and 0.20% of average daily net assets in excess of $750 million. The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica AEGON High Yield Bond, a series of Transamerica Funds, also managed by the sub-adviser. Prior to November 20, 2009, the sub-advisory fee for the portfolio was 0.315% of the first $250 million of average daily net assets; 0.30% of average daily net assets over $250 million up to $750 million; 0.27% of average daily net assets over $750 million up to $1 billion; and 0.25% of average daily net assets in excess of $1 billion.

[2]

Effective November 20, 2009, the sub-advisory fee for the portfolio is 0.35% of the first $250 million of average daily net assets; 0.325% of average daily net assets over $250 million up to $750 million; 0.30% of average daily net assets over $750 million up to $1 billion; and 0.25% of average daily net assets in excess of $1 billion. The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica BlackRock Large Cap Value, a series of Transamerica Funds, also managed by the sub-adviser. Prior to November 20, 2009, the sub-advisory fee for the portfolio was 0.35% of the first $250 million of average daily net assets; 0.325% of average daily net assets over $250 million up to $750 million; and 0.30% of average daily net in excess of $750 million.

[3]

Effective August 1, 2009, the sub-advisory fee for the portfolio is 0.45% of the first $250 million of average daily net assets; 0.425% of average daily net assets over $250 million up to $500 million; 0.40% of average daily net assets over $500 million up to $1 billion; and 0.375% of average daily net assets in excess of $1 billion. Prior to August 1, 2009, the sub-advisory fee for the portfolio was 0.475% of the first $500 million of average daily net assets; 0.45% of average daily net assets over $500 million up to $1 billion; and 0.40% of average daily net assets in excess of $1 billion.

[4]

Effective July 1, 2009, the sub-advisory fee for the portfolio is 0.25% of the first $1 billion of average daily net assets; and 0.225% of average daily net assets over $1 billion, only when PIMCO sub-advised assets exceed $3 billion on an aggregate basis. For the purpose of determining the $3 billion aggregate assets, the average daily net assets will be determined on a combined basis with Transamerica PIMCO Total Return VP, Transamerica PIMCO Total Return, and Transamerica PIMCO Real Return TIPS. If aggregate assets exceed $3 billion, then the calculation of sub-advisory fees will be based on the combined average daily net assets of Transamerica PIMCO Total Return VP and Transamerica PIMCO Total Return. Prior to July 1, 2009, the sub-advisory fee for the portfolio was 0.25% of average daily net assets.

[5]

Fees were paid to the portfolio’s previous sub-adviser. Effective May 1, 2010, the sub-advisory fee for the portfolio is 0.35% of the first $500 million of average daily net assets; 0.30% of average daily net assets over $500 million up to $2.5 billion; and 0.25% of average daily net in excess of $2.5 billion, less 50% of any amount reimbursed pursuant to the portfolio’s expense limitation. The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica Diversified Equity, a series of Transamerica Funds, also managed by the sub-adviser. Prior to May 1, 2010, the co-sub-advisory fee for the portfolio was 0.31% of the first $500 million of average daily net assets; 0.275% of average daily net assets over $500 million up to $1.5 billion; and 0.28% of average daily net in excess of $1.5 billion. A portion of the sub-advisory fee was paid to a prior co-manager based on their portion of managed assets as follows: 0.40% of the first $500 million of average daily net assets; 0.375% of average daily net assets over $500 million up to $1.5 billion; and 0.35% of average daily net assets in excess of $1.5 billion.

6

Fees were paid to the portfolio’s previous sub-adviser. Effective April 9, 2010, the sub-advisory fee for the portfolio is 0.28% of the first $2 billion of average daily net assets; 0.25% of average daily net assets over $2 billion up to $5 billion; and 0.225% of average daily net assets in excess $5 billion. The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica WMC Diversified Growth, Transamerica WMC Diversified Growth VP, Transamerica WMC Diversified Growth II VP and the portion of the assets of the Transamerica Partners Large Growth Portfolio that are sub-advised by Wellington Management. Prior to April 9, 2010, the sub-advisory fee for the portfolio was 0.35% up to $500 million; 0.30% over $500 million up to $2.5 billion; and 0.25% in excess of $2.5 billion.

7

Fees were paid to the portfolio’s previous sub-adviser. Effective April 9, 2010, the sub-advisory fee for the portfolio is 0.28% of the first $2 billion of average daily net assets; 0.25% of average daily net assets over $2 billion up to $5 billion; and 0.225% of average daily net assets in excess $5 billion. The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica WMC Diversified Growth, Transamerica WMC Diversified Growth VP, Transamerica WMC Diversified Growth II VP and the portion of the assets of the Transamerica Partners Large Growth Portfolio that are sub-advised by Wellington Management. Prior to April 9, 2010, the sub-advisory fee for the portfolio was 0.30% of the portfolio’s average daily net assets.

Portfolio Manager(s)

The following portfolios are managed by portfolio manager(s). The SAI provides additional information about the portfolio manager(s)’ compensation, other accounts managed by the portfolio manager(s), and the portfolio manager(s)’ ownership in each portfolio.

Transamerica AEGON High Yield Bond VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years

Bradley J. Beman, CFA, CPA/2009	Portfolio Manager	AUIM	Senior Vice President, Director – High Yield
Kevin Bakker, CFA/2009	Portfolio Manager	AUIM	High Yield Portfolio Manager
Benjamin D. Miller, CFA/2009	Portfolio Manager	AUIM	High Yield Portfolio Manager

Transamerica Balanced VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years

Kirk J. Kim/2008	Portfolio Manager (Lead-Equity)	TIM	Principal, Deputy Chief
Investment Officer, Portfolio Manager
John D. Lawrence, CFA/2009	Portfolio Manager (Co-Equity)	TIM	Principal, Portfolio Manager
Gary U. Rollé, CFA/1994	Portfolio Manager (Co-Equity)*	TIM	Principal, Managing Director, Chief Executive Officer, Chief Investment Officer
Greg D. Haendel, CFA/2008	Portfolio Manager (Lead-Fixed)	TIM	Principal, Portfolio Manager

Derek S. Brown, CFA/2008	Portfolio Manager (Co-Fixed)	TIM	Principal, Director of Fixed Income, Portfolio Manager
Brian W. Westhoff, CFA/2008	Portfolio Manager (Co-Fixed)	TIM	Principal, Portfolio Manager

* Mr. Rollé will be a co-portfolio manager through June 30, 2010. In July he will no longer have official portfolio management responsibilities, but he will continue in the capacity of advisory consultant until the end of 2010.

Transamerica BlackRock Global Allocation VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years

Dennis Stattman/2009	Senior Portfolio Manager	BlackRock	Managing Director
Dan Chamby/2009	Associate Portfolio Manager	BlackRock	Managing Director
Romualdo Roldan/2009	Associate Portfolio Manager	BlackRock	Managing Director

Transamerica BlackRock Large Cap Value VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years

Robert C. Doll, Jr., CFA/2004	Senior Portfolio Manager	BlackRock	Vice Chairman, Chief Equity Strategist
Daniel Hanson, CFA/2008	Associate Portfolio Manager	BlackRock	Managing Director

Transamerica BlackRock Tactical Allocation VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years

Phil Green/2009	Managing Director	BlackRock	Lead Portfolio Manager, Portfolio Co-Manager
Michael Huebsch/2009	Managing Director	BlackRock	Lead Portfolio Manager

Transamerica Clarion Global Real Estate Securities VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years

Steven D. Burton, CFA/2002	Portfolio Manager	Clarion	Managing Director
T. Ritson Ferguson, CFA/2002	Portfolio Manager	Clarion	Chief Investment Officer
Joseph P. Smith, CFA/2002	Portfolio Manager	Clarion	Managing Director

Transamerica Convertible Securities VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years

Kirk J. Kim/2002	Portfolio Manager (Lead)	TIM	Principal, Deputy Chief Investment Officer, Portfolio Manager
Peter O. Lopez/2002	Portfolio Manager (Co)	TIM	Principal, President, Director of Research, Portfolio Manager

Transamerica Diversified Equity VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years

Edward S. Han/2010	Portfolio Manager (Lead)	TIM	Principal, Portfolio Manager
Gary U. Rollé, CFA/2009	Portfolio Manager (Co)*	TIM	Principal, Managing Director, Chief Executive Officer, Chief Investment Officer
Peter O. Lopez/2009	Portfolio Manager (Co)	TIM	Principal, President, Director of Research, Portfolio Manager

*

Mr. Rollé will be a co-portfolio manager through June 30, 2010. In July he will no longer have official portfolio management responsibilities, but he will continue in the capacity of advisory consultant until the end of 2010.

Transamerica Efficient Markets VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years

Jeff Whitehead, CFA/2008	Portfolio Manager	AUIM	Senior Vice President and Senior Portfolio Manager

Transamerica Federated Market Opportunity VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years

Steven J. Lehman, CFA/1994	Senior Portfolio Manager	Federated	Vice President and Senior Vice President
Dana L. Meissner, CFA/2009	Portfolio Manager	Federated	Vice President and Senior Investment Analyst

Transamerica Focus VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years

Edward S. Han/2009	Portfolio Manager (Co)	TIM	Principal, Portfolio Manager

Kirk J. Kim/2009	Portfolio Manager (Co)	TIM	Principal, Deputy Chief Investment Officer, Portfolio Manager
Joshua D. Shaskan, CFA/2009	Portfolio Manager (Co)	TIM	Principal, Portfolio Manager

Transamerica Foxhall Emerging Markets/Pacific Rim VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years

Paul Dietrich/2009	Portfolio Manager	Foxhall	Chairman, CEO and Co-CIO
David H. Morton/2009	Portfolio Manager	Foxhall	Chief Research Officer and Co-CIO
David Sade/2009	Assistant Portfolio Manager	Foxhall	Assistant Portfolio Manager,
Financial Advisor

Transamerica Foxhall Global Conservative VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years

Paul Dietrich/2009	Portfolio Manager	Foxhall	Chairman, CEO and Co-CIO
David H. Morton/2009	Portfolio Manager	Foxhall	Chief Research Officer and Co-CIO
David Sade/2009	Assistant Portfolio Manager	Foxhall	Assistant Portfolio Manager, Financial Advisor

Transamerica Foxhall Global Growth VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years

Paul Dietrich/2009	Portfolio Manager	Foxhall	Chairman, CEO and Co-CIO
David H. Morton/2009	Portfolio Manager	Foxhall	Chief Research Officer and Co-CIO
David Sade/2009	Assistant Portfolio Manager	Foxhall	Assistant Portfolio Manager, Financial Advisor

Transamerica Foxhall Global Hard Asset VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years

Paul Dietrich/2009	Portfolio Manager	Foxhall	Chairman, CEO and Co-CIO
David H. Morton/2009	Portfolio Manager	Foxhall	Chief Research Officer and
Co-CIO
David Sade/2009	Assistant Portfolio Manager	Foxhall	Assistant Portfolio Manager, Financial Advisor

Transamerica Growth Opportunities VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years

Edward S. Han/2005	Portfolio Manager (Lead)	TIM	Principal, Portfolio Manager
John J. Huber, CFA/2005	Portfolio Manager (Lead)	TIM	Principal, Director of Equity

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years

Process and Risk Management, Portfolio Manager

Transamerica Hanlon Balanced VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years

Sean Hanlon/2009	Portfolio Manager	Hanlon	Chairman, CEO and CIO
Jeff Vogl/2009	Assistant Portfolio Manager	Hanlon	Assistant Portfolio Manager
Donald Williams/2009	Portfolio Manager	Hanlon	Portfolio Manager

Transamerica Hanlon Growth VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years

Sean Hanlon/2009	Portfolio Manager	Hanlon	Chairman, CEO and CIO
Jeff Vogl/2009	Assistant Portfolio Manager	Hanlon	Assistant Portfolio Manager
Donald Williams/2009	Portfolio Manager	Hanlon	Portfolio Manager

Transamerica Hanlon Growth and Income VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years

Sean Hanlon/2009	Portfolio Manager	Hanlon	Chairman, CEO and CIO
Jeff Vogl/2009	Assistant Portfolio Manager	Hanlon	Assistant Portfolio Manager
Donald Williams/2009	Portfolio Manager	Hanlon	Portfolio Manager

Transamerica Hanlon Managed Income VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years

Sean Hanlon/2009	Portfolio Manager	Hanlon	Chairman, CEO and CIO
Jeff Vogl/2009	Assistant Portfolio Manager	Hanlon	Assistant Portfolio Manager
Donald Williams/2009	Portfolio Manager	Hanlon	Portfolio Manager

Transamerica Index 35 VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years

Jeff Whitehead, CFA/2009	Portfolio Manager	AUIM	Senior Vice President and Senior Portfolio Manager

Transamerica Index 50 VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years

Jeff Whitehead, CFA/2008	Portfolio Manager	AUIM	Senior Vice President and Senior Portfolio Manager

Transamerica Index 75 VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years

Jeff Whitehead, CFA/2008	Portfolio Manager	AUIM	Senior Vice President and

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years

Senior Portfolio Manager

Transamerica Index 100 VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years

Jeff Whitehead, CFA/2009	Portfolio Manager	AUIM	Senior Vice President and Senior Portfolio Manager

Transamerica Jennison Growth VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years

Michael A. Del Balso/2009	Portfolio Manager	Jennison	Managing Director and Director of Research for Growth Equity
Kathleen A. McCarragher/2000	Portfolio Manager	Jennison	Managing Director and Head of Growth Equity
Spiros “Sig” Segalas/2009	Portfolio Manager	Jennison	Director, President and Chief Investment Officer

Transamerica JPMorgan Core Bond VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years

Douglas S. Swanson/2007	Portfolio Manager	JPMorgan	Managing Director and Portfolio Manager

Transamerica JPMorgan Enhanced Index VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years

Terance Chen/1997	Vice President	JPMorgan	Portfolio Manager
Raffaele Zingone/1997	Portfolio Manager	JPMorgan	Portfolio Manager

Transamerica JPMorgan Mid Cap Value VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years

Jonathan K.L. Simon/2004	Portfolio Manager	JPMorgan	Portfolio Manager and Chief Investment Officer (US Value)
Lawrence Playford, CFA/2004	Portfolio Manager	JPMorgan	Vice President and Research Analyst
Gloria Fu, CFA/2006	Portfolio Manager	JPMorgan	Vice President and Research Analyst

Transamerica MFS International Equity VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years

Daniel Ling/2009	Portfolio Manager	MFS	Investment Officer, Investment Manager, Lion Capital Management, Singapore

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years

Marcus L. Smith/2006	Portfolio Manager	MFS	Investment Officer

Transamerica Morgan Stanley Active International Allocation VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years

Ann D. Thivierge/2002	Portfolio Manager	MSIM	Managing Director

Transamerica Morgan Stanley Mid-Cap Growth VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years

Dennis P. Lynch/2002	Lead Portfolio Manager	VKAM	Managing Director
David S. Cohen/2002	Portfolio Manager	VKAM	Managing Director
Sam G. Chainani/2004	Portfolio Manager	VKAM	Managing Director
Alexander T. Norton/2005	Portfolio Manager	VKAM	Executive Director
Jason C. Yeung/2007	Portfolio Manager	VKAM	Executive Director
Armistead B. Nash/2008	Portfolio Manager	VKAM	Executive Director

Transamerica Multi Managed Large Cap Core VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years

Dennis P. Lynch/2002	Lead Portfolio Manager	MSIM	Managing Director
David S. Cohen/2002	Portfolio Manager	MSIM	Managing Director
Sam G. Chainani/2004	Portfolio Manager	MSIM	Managing Director
Alexander T. Norton/2005	Portfolio Manager	MSIM	Executive Director
Jason C. Yeung/2007	Portfolio Manager	MSIM	Executive Director
Armistead B. Nash/2008	Portfolio Manager	MSIM	Executive Director
Kevin Holt/2004	Co-Lead Portfolio Manager	MSIM	Managing Director
Jason Leder/2004	Co-Lead Portfolio Manager	MSIM	Managing Director
Devin Armstrong/2007	Portfolio Manager	MSIM	Executive Director
James Warwick/2007	Portfolio Manager	MSIM	Executive Director

Transamerica PIMCO Total Return VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years

Chris P. Dialynas/2008	Portfolio Manager	PIMCO	Managing Director

Transamerica ProFund UltraBear VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years

Todd B. Johnson/2009	Lead Portfolio Manager	ProFund Advisors	Chief Investment Officer
Howard S.Rubin/2009	Portfolio Manager	ProFund Advisors	Director, Portfolio Manager
Robert M. Parker/2009	Portfolio Manager	ProFund Advisors	Senior Portfolio Manager

Transamerica Small/Mid Cap Value VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years

Jeffrey J. Hoo, CFA/2008	Portfolio Manager (Lead)	TIM	Principal, Portfolio Manager
Joshua D. Shaskan, CFA/2008	Portfolio Manager (Co)	TIM	Principal, Portfolio Manager
Thomas E. Larkin, III/2008	Portfolio Manager (Co)	TIM	Principal, Portfolio Manager, Senior Securities Analyst

Transamerica T. Rowe Price Small Cap VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years

Sudhir Nanda, CFA/2006	Portfolio Manager	T. Rowe Price	Vice President and Portfolio Chairman

Transamerica Third Avenue Value VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years

Curtis R. Jensen/1998	Co-Portfolio Manager	Third Avenue	Co-Chief Investment Officer
Yang Lie/2008	Co-Portfolio Manager	Third Avenue	Director of Research
Kathleen K. Crawford/2007	Assistant Portfolio Manager	Third Avenue	Research Analyst

Transamerica U.S. Government Securities VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years

Derek S. Brown, CFA/2005	Portfolio Manager (Lead)	TIM	Principal, Director of Fixed Income, Portfolio Manager
Greg D. Haendel, CFA/2003	Portfolio Manager (Co)	TIM	Principal, Portfolio Manager

Transamerica WMC Diversified Growth VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years

Paul E. Marrkand, CFA/2010	Portfolio Manager	Wellington	Senior Vice President and
		Management	Equity Portfolio Manager

Transamerica WMC Diversified Growth II VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years

Paul E. Marrkand, CFA/2010	Portfolio Manager	Wellington Management	Senior Vice President and Equity Portfolio Manager

Disclosure of Portfolio Holdings: A detailed description of the portfolios’ policies and procedures with respect to the disclosure of the portfolios’ securities is available in the SAI. The portfolios publish all holdings on the website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

Prior Performance for Similar Accounts

Wellington Management - Transamerica WMC Diversified Growth VP and Transamerica WMC Diversified Growth II VP (the “WMC Portfolios”). The performance information shown below represents a composite of the prior performance of certain discretionary accounts (the “Other Accounts”) managed by Wellington Management with substantially similar investment objectives, policies and strategies as the WMC Portfolios. Wellington Management has prepared the historical performance shown for the composite in compliance with the Global Investment Performance Standards. This methodology differs from the guidelines of the Securities and Exchange Commission for calculating performance of mutual funds.

The WMC Portfolios’ actual performance may vary significantly from the past performance of the composite. Differences in asset size and cash flows may result in different security selections, differences in relative weightings of securities or differences in prices paid for particular portfolio holdings. In addition, the Other Accounts were not subject to certain investment limitations and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the composite.

The composite performance presented below is shown on both a gross and net basis. The net performance results have been adjusted to reflect the operating expenses of Initial and Service Class shares of Transamerica WMC Diversified Growth VP.

The composite performance is not that of the WMC Portfolios, should not be interpreted as indicative of the WMC Portfolios’ future performance, and should not be considered a substitute for the WMC Portfolios’ performance.

Year-by-Year Total Return as of 12/31 each year (%)

The composite performance in the bar chart below is shown on a gross basis and net of the operating expenses of Transamerica WMC Diversified Growth VP Initial Class shares.

The composite performance in the bar chart below is shown on a gross basis and net of the operating expenses of Transamerica WMC Diversified Growth VP Service Class shares.

Average Annual Total Returns for the period ended 12/31/09

	1 year	5 years	10 years

Wellington Management Diversified Growth Composite (gross of expenses)	38.91%	4.34%	1.13%
Wellington Management Diversified Growth Composite (net of expenses of Transamerica WMC Diversified Growth VP Initial Class shares)	37.84%	3.52%	0.34%
Wellington Management Diversified Growth Composite (net of expenses of Transamerica WMC Diversified Growth VP Service Class shares)	37.51%	3.26%	0.09%
Russell 1000® Growth Index	37.21%	1.63%	-3.99%

OTHER INFORMATION

Share Classes

TST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2011. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

Purchase and Redemption of Shares

Shares of the portfolios are intended to be sold to the asset allocation portfolios offered in this prospectus and to separate accounts of insurance companies, including certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York and Monumental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value (“NAV”) without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust’s distributor (or other agent) of a purchase order or receipt of a redemption request.

Valuation of Shares

The NAV of all portfolios is determined on each day the New York Stock Exchange (“NYSE”) is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open.

Purchase orders for shares of the TST asset allocation portfolios that are received in good order and accepted before the close of business on the NYSE receive the NAV determined as of the close of the NYSE that day. For direct purchases, corresponding orders for shares of the underlying constituent portfolios are priced on the same day that orders for shares of the asset allocation portfolios are received and accepted. For purchases of shares of the TST asset allocation portfolios through the National Securities Clearing Corporation (“NSCC”), orders for shares of the underlying constituent portfolios will be placed after the receipt and acceptance of the settled purchase order for shares of the asset allocation portfolios.

How NAV Is Calculated

The NAV of each portfolio (or class thereof) is calculated by taking the value of its net assets and dividing by the number of shares of the portfolio (or class) that are then outstanding.

The Board of Trustees has approved procedures to be used to value the portfolios’ securities for the purposes of determining the portfolios’ NAV. The valuation of the securities of the portfolios is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the portfolios to TAM.

In general, securities and other investments (including shares of ETFs) are valued based on market prices at the close of regular trading on the NYSE. Portfolio securities (including shares of ETFs) listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (“NOCP”). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. The market price for debt obligations is generally the price supplied by an independent third party pricing service, which may use market prices or quotations or a variety of fair value techniques and methodologies. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. The prices that the portfolio uses may differ from the amounts that would be realized if the investments were sold and the differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end portfolios (other than ETF shares) are generally valued at the net asset value per share reported by that investment company. ETF shares are valued at the most recent sale price or official closing price on the exchange on which they are traded.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a value for the security in accordance with fair valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The portfolios use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.

Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with the portfolios’ valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV per share.

Market Timing/Excessive Trading

Some investors try to profit from various short-term or frequent trading strategies known as market timing. Examples of market timing include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. As money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares may disrupt portfolio management, hurt portfolio performance and drive portfolio expenses higher. For example, a portfolio may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs or realize taxable capital gains without attaining any investment advantage. These costs are generally borne by all shareholders, including long-term investors who do not generate these costs.

Transamerica Series Trust’s Board of Trustees has approved policies and procedures that are designed to discourage market timing or excessive trading which include limitations on the number of transactions in portfolio shares. If you intend to engage in such practices, we request that you do not purchase shares of any of the portfolios. Each portfolio reserves the right to reject any request to purchase shares, including purchases in connection with an exchange transaction, which the portfolio reasonably believes to be in connection with market timing or excessive trading.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios’ policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing or disruptive trading by a contract or policy owner (a “contract owner”) or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and excessive short-term trading, the portfolios cannot always recognize or detect such trading. The Trust’s distributor has entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify harmful trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in excessive trading. There is no guarantee that the procedures used by financial intermediaries will be able to curtail frequent, short-term trading activity. For example, shareholders who seek to engage in frequent, short-term trading activity may use a variety of strategies to avoid detection, and the financial intermediaries’ ability to deter such activity may be limited by operational and information systems. Due to the risk that the portfolios and financial intermediaries may not detect all harmful trading activity, it is possible that shareholders may bear the risks associated with such activity. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an asset allocation portfolio in furtherance of a portfolio’s objective are not considered to be market timing or disruptive trading.

Investment Policy Changes

A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets (defined as net assets plus the amount of any borrowings for investment purposes) in the particular type of securities implied by its name will provide its shareholders with at least 60 days’ prior written notice before making changes to such policy. Such notice will comply with the conditions set forth in any applicable SEC rules then in effect.

Unless expressly designated as fundamental, all policies and procedures of the portfolios, including their investment objectives, may be changed at any time by the Board of Trustees without shareholder approval. The investment strategies employed by a portfolio may also be changed without shareholder approval.

To the extent authorized by law, Transamerica Series Trust and each of the portfolios reserve the right to discontinue offering shares at any time, to merge or liquidate a class of shares or to cease operations entirely.

Asset Allocation Funds

The asset allocation portfolios, Transamerica Asset Allocation – Conservative VP, Transamerica Asset Allocation – Growth VP, Transamerica Asset Allocation – Moderate Growth VP, Transamerica Asset Allocation – Moderate VP and Transamerica International Moderate Growth VP, as well as Transamerica Asset Allocation – Conservative Portfolio, Transamerica Asset Allocation – Moderate Portfolio, Transamerica Asset Allocation – Moderate Growth Portfolio, Transamerica Asset Allocation – Growth Portfolio, Transamerica Multi-Manager International Portfolio and Transamerica Multi-Manager Alternative Strategies Portfolio, each separate series of Transamerica Funds, may own a significant portion of the shares of a TST portfolio. Transactions by the asset allocation portfolios may be disruptive to the management of an underlying portfolio.

Dividends and Distributions

Each portfolio intends to distribute annually substantially all of its net investment income, if any. Dividends of Transamerica Money Market VP are declared daily and distributed monthly. Capital gain distributions are typically declared and distributed annually, if any. Dividends and distributions are paid on the business day following the ex-dividend date, and will be reinvested in additional shares unless you elect to take your dividends in cash. Distributions of short-term capital gains are included as distributions of net investment income.

Taxes

Each portfolio has qualified (or will qualify in its initial year) and expects to continue to qualify for each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”). As a regulated investment company, a portfolio generally will not be subject to federal income tax on the taxable income that it distributes. Taxable income consists generally of net investment income and any capital gains. It is each portfolio’s intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to the asset allocation portfolios offered in this prospectus. Separate accounts are insurance company separate accounts that fund variable insurance policies and annuity contracts. Certain separate accounts are required to meet diversification requirements under Section 817(h) of the Code and the regulations thereunder in order for insurance policies and annuity contracts funded by those separate accounts to qualify for their expected tax treatment. If a portfolio qualifies as a regulated investment company and is owned only by separate accounts and certain other qualified investors (including the asset allocation portfolios offered in this prospectus if they are owned only by separate accounts and certain other qualified investors), the separate accounts invested in that portfolio will be allowed to look through to the portfolio’s investments in order to satisfy the separate account diversification requirements. Each portfolio intends to comply with those diversification requirements. If a portfolio fails to meet the diversification requirements under Section 817(h) of the Code, fails to qualify as a regulated investment company or fails to limit sales of portfolio shares to the permitted investors described above, then income earned with respect to the insurance policies and annuity contracts invested in that portfolio could become currently taxable to the owners of the policies and contracts, and income for prior periods with respect to the policies and contracts could also be taxable in the year in which that failure occurs.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers with respect to an investment in a portfolio. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see “Federal Income Tax Considerations” included in the respective prospectuses for the policies and contracts.

Distribution and Service Plans

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) and pursuant to the Plan, entered into a Distribution Agreement with Transamerica Capital, Inc. (“TCI”), located at 4600 South Syracuse Street, Suite 1100, Denver, CO 80327. TCI is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, makes payments to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class and up to 0.25% of the average daily net assets of each portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2011. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

Other Distribution and Service Arrangements

The insurance companies that selected the TST portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York and Monumental Life Insurance Company (together, the “Transamerica Insurance Companies”), are affiliated with TAM. The Transamerica Insurance Companies, TCI and TAM may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These arrangements may be entered into for a variety of purposes, such as, for example, to allocate resources to the Transamerica Insurance Companies to provide administrative services to the portfolios, the investors and the separate accounts that invest in the portfolios. These methods and arrangements do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TAM, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TAM is a majority-owned subsidiary of Western Reserve and is affiliated with the other Transamerica Insurance Companies, and TAM’s business profits (from managing the portfolios) may directly benefit Western Reserve and the other Transamerica Insurance Companies. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the TST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the TST portfolios’ shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, TAM, the Transamerica Insurance Companies, TCI, and/or other portfolio sub-advisers, directly or through TCI, out of their past profits and other available sources, provide cash payments or non-cash compensation to some, but not all, brokers and other financial intermediaries as a means to promote the distribution and wholesaling of variable contracts (and thus, indirectly, the portfolios’ shares). In certain cases, these payments may be significant. These arrangements are sometimes referred to as “revenue sharing” arrangements. The amount of revenue sharing payments is substantial and may be substantial to any given recipient. Revenue sharing arrangements are separately negotiated. Revenue sharing is not an expense of the portfolios, is not reflected in the fees and expenses sections of this prospectus and does not change the price paid by investors for the purchase of a portfolio’s shares or the amount received by an investor as proceeds from the redemption of portfolio shares. TAM also may compensate financial intermediaries (in addition to amounts that may be paid by the portfolios) for providing certain administrative services.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separate account.

Investors may also obtain more information about these arrangements, including the conflicts of interests that such arrangements may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios. Revenue sharing payments, as well as payments under the shareholder services and distribution plan (where applicable), also benefit TAM, TCI and their affiliates to the extent the payments result in more assets being invested in the portfolios on which fees are being charged.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentives for the insurers and other financial intermediaries to make the TST portfolios’ shares available to current or prospective variable contract owners to the detriment of other potential investment options.

LIST AND DESCRIPTION OF CERTAIN UNDERLYING PORTFOLIOS

This section lists and describes the underlying portfolios in which some or all of the asset allocation portfolios may invest. This section summarizes their respective investment objectives and principal investment strategies and risks. Further information about certain underlying portfolios of TST and certain underlying funds of Transamerica Funds is contained in those underlying funds’/portfolios’ prospectuses, available at www.transamericafunds.com.

TST UNDERLYING PORTFOLIOS:

Fund Name	Transamerica Asset Allocation – Conservative VP	Transamerica Asset Allocation – Growth VP	Transamerica Asset Allocation – Moderate VP	Transamerica Asset Allocation – Moderate Growth VP	Transamerica International Moderate Growth VP	Transamerica BlackRock Tactical Allocation VP

Transamerica AEGON High Yield Bond VP	X		X	X
Transamerica Balanced VP	X	X	X	X
Transamerica BlackRock Large Cap Value VP	X	X	X	X		X
Transamerica Clarion Global Real Estate Securities VP	X	X	X	X	X
Transamerica Convertible Securities VP	X	X	X	X		X
Transamerica Diversified Equity VP	X	X	X	X		X
Transamerica Federated Market Opportunity VP	X	X	X	X	X
Transamerica Focus VP	X	X	X	X
Transamerica Growth Opportunities VP	X	X	X	X		X
Transamerica Jennison Growth VP	X	X	X	X		X
Transamerica JPMorgan Core Bond VP	X		X	X	X	X
Transamerica JPMorgan Enhanced Index VP	X	X	X	X		X

Fund Name	Transamerica Asset Allocation – Conservative VP	Transamerica Asset Allocation – Growth VP	Transamerica Asset Allocation – Moderate VP	Transamerica Asset Allocation – Moderate Growth VP	Transamerica International Moderate Growth VP	Transamerica BlackRock Tactical Allocation VP

Transamerica JPMorgan Mid Cap Value VP	X	X	X	X		X
Transamerica MFS International Equity VP						X
Transamerica Money Market VP	X	X	X	X	X	X
Transamerica Morgan Stanley Active International Allocation VP	X	X	X	X	X
Transamerica Morgan Stanley Mid-Cap Growth VP						X
Transamerica Multi Managed Large Cap Core VP	X	X	X	X
Transamerica PIMCO Total Return VP	X		X	X	X	X
Transamerica Small/Mid Cap Value VP	X	X	X	X
Transamerica T. Rowe Price Small Cap VP	X	X	X	X
Transamerica Third Avenue Value VP						X
Transamerica U.S. Government Securities VP	X		X	X	X	X
Transamerica WMC Diversified Growth VP	X	X	X	X		X

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Transamerica AEGON High Yield Bond VP seeks a high level of current income by investing in high-yield debt securities. The portfolio invests at least 80% of its net assets in a portfolio of high-yield/high-risk bonds (commonly known as “junk bonds”). These junk bonds are high risk debt securities rated in medium or lower categories. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; credit; fixed-income securities; high-yield debt securities; increase in expenses; liquidity; market; portfolio selection; and valuation.

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Transamerica Balanced VP seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents. The portfolio invests in a diversified portfolio of common stocks, bonds, money market instruments and other short-term debt securities issued by companies of all sizes. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; credit; currency; derivatives; fixed-income securities; foreign securities; growth stocks; high-yield debt securities; increase in expenses; liquidity; market; mortgage-related securities; portfolio selection; small- or medium-sized companies; stocks; and valuation.

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Transamerica BlackRock Large Cap Value VP seeks long-term capital growth by investing primarily in equity securities of large cap companies. Under normal circumstances, the portfolio invests at least 80% of its net assets in equity securities of large cap companies that, at the time of purchase, have a market capitalization equal to or greater than the top 80% of the companies that comprise the Russell 1000® Value Index. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; convertible securities; fixed-income securities; foreign securities; increase in expenses; liquidity; market; portfolio selection; preferred stock; stocks; value investing; and U.S. government agency obligations.

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Transamerica Clarion Global Real Estate Securities VP seeks long-term total return from investments primarily in equity securities of real estate companies. The portfolio’s portfolio will be composed of investments in issuers that are economically tied to at least three different countries, including the United States. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; convertible securities; currency; fixed-income securities; foreign securities; increase in expenses; market; mortgage-related securities; non-diversification; portfolio selection; portfolio turnover; real estate securities; REITs; small- or medium-sized companies; and stocks.

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Transamerica Convertible Securities VP seeks maximum total return through a combination of current income and capital appreciation by normally investing at least 80% of net assets in convertible securities, which are across the credit spectrum and perform more like a stock when the underlying share price is high relative to the conversion price and more like a bond when the underlying share price is low relative to the conversion price. The principal risks of investing in this underlying portfolio are: active trading; cash management and defensive investing; convertible securities; currency; derivatives; fixed-income securities; foreign securities; increase in expenses; liquidity; market; portfolio selection; repurchase agreements; and stocks.

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Transamerica Diversified Equity VP seeks to maximize capital appreciation by investing at least 80% of its assets in equity securities. The portfolio’s sub-adviser uses a “bottom-up” approach to investing, and constructs the portfolio one company at a time. The portfolio may invest in securities of all sizes; generally, however, the portfolio invests in securities of companies whose market capitalization is greater than $500 million. The portfolio may also invest in derivatives, including futures, forwards, options and swaps, and also in foreign securities. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; currency; derivatives; focused investing; foreign securities; growth stocks; increase in expenses; market; portfolio selection; small- or medium-sized companies; stocks; and value investing.

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Transamerica Federated Market Opportunity VP seeks absolute (positive) returns with low correlation to the U.S. equity market by investing, under normal conditions, in domestic and foreign securities that the fund’s sub-adviser deems to be undervalued or out-of-favor. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; commodities; convertible securities; country, sector or industry focus; currency; currency hedging; derivatives; emerging markets; exchange-traded funds; fixed-income securities; foreign securities; high-yield debt securities; hybrid instruments; increase in expenses; investment companies; leveraging; liquidity; market; portfolio selection; portfolio turnover; REITs; short sales; stocks; tax; and value investing.

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Transamerica Focus VP seeks to maximize long-term growth by investing primarily in domestic equity securities that, in the portfolio’s sub-adviser’s opinion, are trading at a material discount to intrinsic value. The portfolio will generally invest in domestic equity securities of any size. The portfolio may also invest up to 10% of its assets in short sale positions. The portfolio may invest up to 20% of its assets in convertible and non-convertible high-yield, debt securities rated below investment grade. The portfolio’s sub-adviser uses a “bottom-up” approach to investing, and constructs the portfolio’s portfolio one company at a time. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; convertible securities; derivatives; fixed-income securities; focused investing; foreign securities; high-yield debt securities; increase in expenses; market; non-diversification; portfolio selection; short sales; small- or medium-sized companies; stocks; and value investing.

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Transamerica Growth Opportunities VP seeks to maximize long-term growth by generally investing at least 65% of the portfolio’s assets in a portfolio of equity securities of companies with small- and medium-sized market capitalization or annual revenues of no more than $10 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; convertible securities; currency; derivatives; fixed-income securities; foreign securities; growth stocks; increase in expenses; market; portfolio selection; preferred stock; small- or medium-sized companies; stocks; and warrants and rights.

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Transamerica Jennison Growth VP seeks long-term growth of capital by investing at least 65% of its total assets in equity securities, principally common stocks, preferred stocks, warrants, rights and depositary receipts of U.S. companies with market capitalizations of at least $1 billion that the sub-adviser believes have above-average prospects for growth. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; currency; foreign securities; growth stocks; increase in expenses; market; medium-sized companies; portfolio selection; preferred stock; stocks; and warrants and rights.

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Transamerica JPMorgan Core Bond VP seeks total return, consisting of current income and capital appreciation by investing at least 80% of its assets in U.S. government securities, medium- to high-quality corporate bonds, mortgage-backed securities and asset-backed securities and commercial mortgage-backed securities. The principal risks of investing in this underlying portfolio are: asset-backed securities; cash management and defensive investing; credit; currency; derivatives; fixed-income securities; foreign securities; increase in expenses; liquidity; market; mortgage-related securities; portfolio selection; and valuation.

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Transamerica JPMorgan Enhanced Index VP seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Index by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Index. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; currency; derivatives; fixed-income securities; foreign securities; growth stocks; increase in expenses; market; medium-sized companies; portfolio selection; repurchase agreements; stocks; U.S. government agency obligations; and value investing.

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Transamerica JPMorgan Mid Cap Value VP seeks growth from capital appreciation by investing at least 80% of net assets, under normal conditions, in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that the fund’s sub-adviser believes to be undervalued. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; convertible securities; currency; derivatives; foreign securities; increase in expenses; market; medium-sized companies; portfolio selection; preferred stock; REITs, stocks; and value investing.

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Transamerica MFS International Equity VP seeks capital growth by investing primarily in equity securities of foreign companies, including emerging markets securities. Under normal market conditions, at least 80% of the portfolio’s net assets are invested in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, potentially including emerging markets. The portfolio may invest a relatively large percentage of its assets in securities of issuers in a single country, a small number of countries, or a particular geographic region. The portfolio may invest its assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of both. The principal risks of investing in this underlying portfolio are: active trading; cash management and defensive investing; convertible securities; currency; derivatives; emerging markets; foreign securities; geographic; growth stocks; increase in expenses; leveraging; liquidity; market; portfolio selection; preferred stock; small- or medium-sized companies; stocks; and value investing.

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Transamerica Money Market VP seeks to obtain maximum current income from money market securities consistent with liquidity and preservation of principal by investing substantially all of the portfolio’s assets in accordance with Rule 2a-7 under the Investment Company Act in U.S. dollar-denominated instruments. The principal risks of investing in this underlying portfolio are: bank obligations; credit; fixed-income securities; foreign securities; increase in expenses; interest rate; market; redemption; repurchase agreements; U.S. government agency obligations; and yield.

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Transamerica Morgan Stanley Active International Allocation VP seeks to provide long-term capital appreciation by investing primarily in accordance with country and sector weightings determined by its sub-adviser in equity securities of non-U.S. issuers which, in the aggregate, replicate broad market indices. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; currency; derivatives; emerging markets; foreign securities; increase in expenses; liquidity; market; portfolio selection; real estate securities; REITs; and stocks.

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Transamerica Morgan Stanley Mid-Cap Growth VP seeks capital appreciation by investing, under normal circumstances, at least 80% of its net assets in securities of medium-sized companies at the time of investment. The portfolio may also invest in common stocks and other equity securities of small-and large- cap companies, as well as preferred stocks, convertible securities, rights and warrants and debt securities. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; convertible securities; currency; derivatives; emerging markets; fixed-income securities; foreign securities; growth stocks; increase in expenses; investing aggressively; market; portfolio selection; preferred stock; REITs; small- or medium-sized companies; stocks; and warrants and rights.

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Transamerica Multi Managed Large Cap Core VP seeks to provide high total return by investing, under normal circumstances, at least 80% of the portfolio’s assets in companies with market capitalizations of $10 billion or more. The portfolio invests primarily in companies that the sub-adviser believes have strong free cash flow and earnings growth potential. The principal risks of investing in this underlying portfolio are: currency; derivatives; emerging markets; foreign securities; growth stocks; market; REITs; stocks; and value investing.

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Transamerica PIMCO Total Return VP seeks maximum total return consistent with preservation of capital and prudent investment management by investing principally in fixed-income securities of varying maturities. The fund may invest its assets in derivative instruments. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; credit; currency; currency hedging; derivatives, emerging markets; fixed-income securities; foreign securities; high-yield debt securities; increase in expenses; leveraging; liquidity; market; mortgage-related securities; portfolio selection; preferred stock; prepayment or call; repurchase agreements; Rule 144A securities; sovereign debt; stocks; U.S. government agency obligations; and valuation.

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Transamerica Small/Mid Cap Value VP seeks to maximize total return by investing at least 80% of its assets in small- and mid-cap equity securities of domestic companies whose market capitalization falls within the range $100 million to $8 billion. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; currency; emerging markets; foreign securities; increase in expenses; market; portfolio selection; small- or medium-sized companies; stocks; and value investing.

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Transamerica T. Rowe Price Small Cap VP seeks long-term growth of capital by investing primarily in common stocks of small growth companies. This portfolio will normally invest at least 80% of its net assets in small-cap growth companies. The portfolio intends to be invested in a large number of holdings and the top 25 holdings will not constitute more than 50% of assets. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; currency; derivatives; exchange-traded funds; foreign securities; growth stocks; liquidity; market; portfolio selection; smaller companies; and stocks.

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Transamerica U.S. Government Securities VP seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. government securities. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; country sector or industry focus; derivatives; fixed-income securities; foreign securities; high-yield debt securities; increase in expenses; market; mortgage-related securities; portfolio selection; U.S. government agency obligations; and zero coupon bonds.

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Transamerica WMC Diversified Growth VP seeks to maximize long-term growth by investing, under normal circumstances, at least 80% of its net assets in domestic common stocks. The portfolio invests primarily in common stocks of growth- oriented companies. Each stock is evaluated and ranked on a consistent set of growth, valuation, and quality criteria and the portfolio will seek diversified sources of return from these criteria. Consistent with the portfolio’s objective and other policies, the portfolio may invest to a lesser extent in derivatives, including futures, forwards, options and swaps. The portfolio may invest up to 20% of its total assets in foreign securities. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; currency; derivatives; fixed-income securities; focused investing; foreign securities; growth stocks; increase in expenses; market; portfolio selection; small-or medium sized companies; and stocks.

The portfolios may invest their assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolios may do so without limit. Although the underlying portfolios will do this only in seeking to avoid losses, the underlying portfolios may be unable to pursue their investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolios have any uninvested cash, the portfolios would also be subject to risk with respect to the depository institution holding the cash.

TRANSAMERICA UNDERLYING FUNDS:

Fund Name	Transamerica Asset Allocation – Growth VP	Transamerica Asset Allocation – Moderate Growth VP	Transamerica Asset Allocation – Moderate VP	Transamerica Asset Allocation – Conservative VP	Transamerica International Moderate Growth VP	Transamerica BlackRock Tactical Allocation VP

Transamerica AllianceBernstein International Value	X	X	X	X	X	X
Transamerica BlackRock Global Allocation	X	X	X	X	X	X
Transamerica BlackRock Natural Resources	X
Transamerica BNY Mellon Market Neutral Strategy	X
Transamerica First Quadrant Global Macro	X
Transamerica Flexible Income		X	X	X	X	X
Transamerica Jennison Growth	X	X	X	X
Transamerica JPMorgan International Bond		X	X	X	X	X
Transamerica Loomis Sayles Bond		X	X	X	X	X
Transamerica MFS International Equity	X	X	X	X	X
Transamerica Neuberger Berman International	X	X	X	X	X	X
Transamerica Oppenheimer Developing Markets	X	X	X	X	X
Transamerica Oppenheimer Small- & Mid-Cap Value	X	X	X	X
Transamerica PIMCO Real Return TIPS		X	X	X	X	X
Transamerica Schroders International Small Cap	X	X	X	X	X
Transamerica Short- Term Bond		X	X	X	X	X
Transamerica Third Avenue Value	X	X	X	X
Transamerica Thornburg International Value	X	X	X	X	X	X
Transamerica UBS Large Cap Value	X	X	X	X		X
Transamerica Van Kampen Emerging Markets Debt		X	X	X

Fund Name	Transamerica Asset Allocation – Growth VP	Transamerica Asset Allocation – Moderate Growth VP	Transamerica Asset Allocation – Moderate VP	Transamerica Asset Allocation – Conservative VP	Transamerica International Moderate Growth VP	Transamerica BlackRock Tactical Allocation VP

Transamerica Van Kampen Mid-Cap Growth	X	X	X	X	X
Transamerica Van Kampen Small Company Growth	X	X	X	X
Transamerica WMC Emerging Markets	X	X	X	X	X

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Transamerica AllianceBernstein International Value seeks long-term growth of capital by investing primarily in equity securities of established companies from a variety of industries and developed countries. The fund primarily invests in issuers that are economically tied to a number of countries throughout the world and expects to be invested in more than three different foreign countries. The principal risks of investing in this underlying fund are: convertible securities; currency; currency hedging; defensive investing; derivatives; foreign securities; increase in expenses; leveraging; liquidity; market; portfolio selection; repurchase agreements; securities lending; short sales; stocks; value investing; and warrants and rights.

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Transamerica BlackRock Global Allocation seeks to provide high total investment return through a fully managed investment policy utilizing U.S. and foreign equity securities, debt, and money market securities, the combination of which may be varied from time to time both with respect to types of securities and markets. The fund will invest in issuers located in a number of countries throughout the world, and it generally seeks diversification across markets, industries and issuers as one of its strategies to reduce volatility. The principal risks of investing in this underlying fund are: commodities; convertible securities; credit; currency; currency hedging; defensive investing; derivatives; distressed securities; emerging markets; fixed-income securities; foreign securities; high-yield debt securities; increase in expenses; liquidity; loans; market; portfolio selection; precious metals-related securities; preferred stock; prepayment or call; real estate securities; securities lending; short sales; small- or medium-sized companies; sovereign debt; stocks; tax; and warrants and rights.

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Transamerica BlackRock Natural Resources seeks to achieve long-term capital growth and to protect the purchasing power of shareholders’ capital by investing in a portfolio of equity securities of domestic and foreign companies with substantial natural resource assets. Under normal circumstances, the fund will invest at least 80% of its net assets in equity securities of companies with substantial natural resource assets, or in securities the value of which is related to the market value of some natural resource asset. The principal risks of investing in this underlying fund are: defensive investing; derivatives; emerging markets; equity securities; foreign securities; increase in expenses; market and selection; mid-cap securities; natural resource-related securities; non-diversification; portfolio selection; precious metals-related securities; sector; and tax.

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Transamerica BNY Mellon Market Neutral Strategy seeks investment returns exceeding the 3-month U.S. Treasury Bill from a portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing. The sub-adviser seeks to achieve this objective by using a market-neutral strategy and investing, under normal circumstances, at least 80% of the fund’s assets in equity securities (excluding cash collateral). The sub-adviser seeks to construct a portfolio that has limited exposure to the U.S. equity general market risk and near neutral exposure to specific industries, sectors and capitalization ranges. The principal risks of investing in this underlying fund are: currency; defensive investing; derivatives; foreign securities; increase in expenses; leveraging; market; portfolio selection; portfolio turnover; short sales; small- or medium-sized companies; and stocks.

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Transamerica First Quadrant Global Macro seeks to achieve total return from investments in the global equity, fixed-income, and currency markets, independent of market direction. The fund seeks to generate returns through risk-controlled exposure, long and short, to global equity, fixed-income, and currency markets through a wide range of derivative instruments and direct investments. The fund typically will make extensive use of derivative instruments, including futures contracts on global equity and fixed-income securities and security indices, options on futures contracts and equity indices, securities and security indices, swap contracts and forward contracts. The fund may also invest directly in global equity securities (including exchange traded funds (“ETFs”) and common and preferred stock of U.S. and non-U.S. companies) and fixed-income securities (including U.S. and non-U.S. corporate bonds and debt securities guaranteed by U.S. and non-

U.S. governments, their agencies or instrumentalities or supranational organizations). The principal risks of investing in this underlying fund are: active trading; convertible securities; country, sector or industry focus; currency; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; growth stocks; high-yield debt securities; increase in expenses; leveraging; liquidity; market; non-diversification; portfolio selection; preferred stock; prepayment or call; short sales; small- or medium-sized companies; stocks; U.S. government agency obligations; and value investing.

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Transamerica Flexible Income seeks to provide as high a level of current income for distribution as is consistent with prudent investment, with capital appreciation as a secondary objective by generally investing at least 80% of its net-assets in a broad range of fixed-income securities. The fund may also invest in derivatives and equity securities. The principal risks of investing in this underlying fund are: active trading; convertible securities; credit; currency; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; high-yield debt securities; increase in expenses; liquidity; loans; market; mortgage-related securities; portfolio selection; preferred stock; stocks; structured instruments; valuation; and warrants and rights.

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Transamerica JPMorgan International Bond seeks high total return by investing in high-quality, non-dollar denominated government and corporate debt securities of foreign issuers. The sub-adviser seeks to achieve this objective by investing at least 80% of the fund’s net assets in high-quality bonds. The sub-adviser determines whether to buy and sell securities using a combination of fundamental research and bond currency valuation models. The principal risks of investing in this underlying fund are: country, sector or industry focus; currency; currency hedging; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; increase in expenses; liquidity; market; non-diversification; and portfolio selection.

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Transamerica Loomis Sayles Bond seeks high total investment return through a combination of current income and capital appreciation by investing fund assets principally in fixed-income securities. The fund normally invests at least 80% of its net assets primarily in investment-grade, fixed-income securities, although it may invest up to 35% of its assets in lower-rated fixed-income securities (“junk bonds”) and up to 20% of its assets in preferred stocks. The principal risks of investing in this underlying fund are: bank obligations; convertible securities; credit; currency; currency hedging; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; high-yield debt securities; increase in expenses; leveraging; liquidity; market; mortgage-related securities; portfolio selection; preferred stock; REITs; repurchase agreements; Rule 144A securities; stocks; structured instruments; and valuation.

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Transamerica MFS International Equity seeks capital growth by investing primarily in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, including emerging markets. The fund may invest a relatively large percentage of its assets in securities of issuers in a single country, a small number of countries, or a particular geographic region. The fund may invest its assets in the stocks of companies its sub-adviser believes to have above-average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of both. The principal risks of investing in this underlying fund are: active trading; convertible securities; currency; defensive investing; derivatives; emerging markets; foreign securities; geographic; growth stocks; increase in expenses; leveraging; liquidity; market; portfolio selection; preferred stock; small- or medium-sized companies; stocks; and value investing.

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Transamerica Neuberger Berman International seeks long-term growth of capital by investing primarily in common stocks of foreign companies of any size, including companies in developed and emerging industrialized markets. The fund’s sub-adviser looks for well-managed and profitable companies that show growth potential and whose stock prices are undervalued. The principal risks of investing in this underlying fund are: country, sector or industry focus; currency; currency hedging; defensive investing; derivatives; emerging markets; foreign securities; growth stocks; increase in expenses; leveraging; liquidity; market; portfolio selection; securities lending; small- or medium-sized companies; stocks; and value investing.

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Transamerica Oppenheimer Developing Markets aggressively seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets in equity securities of issuers that are economically tied to one or more emerging markets countries. In selecting securities, the fund’s sub-adviser looks primarily for foreign companies in developing markets with high growth potential. The principal risks of investing in this underlying fund are: convertible securities; country, sector or industry focus; currency; currency hedging; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; growth stocks; increase in expenses; liquidity; market; portfolio selection; portfolio turnover; preferred stock; small- or medium-sized companies; stocks; and warrants and rights.

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Transamerica Oppenheimer Small- & Mid-Cap Value seeks capital appreciation by investing, under normal market conditions, 80% of its net assets in equity securities of small-cap and mid-cap domestic and foreign issuers. The fund’s sub-adviser uses a value approach to investing by searching for securities it believes to be undervalued in the marketplace. The principal risks of investing in this underlying fund are: convertible securities; currency; currency hedging; defensive investing; derivatives; fixed-income securities; foreign securities; increase in expenses; liquidity; market; portfolio selection; portfolio turnover; preferred stock; small- or medium-sized companies; stocks; and value investing.

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Transamerica PIMCO Real Return TIPS seeks maximum real return, consistent with preservation of real capital and prudent investment management by investing principally in Treasury Inflation-Protected Securities (or “TIPS”). The fund’s subadviser invests, under normal circumstances, at least 80% of the fund’s net assets in TIPS of varying maturities. The principal risks of investing in this underlying fund are: CPIU measurement; credit; currency; currency hedging; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; high-yield debt securities; increase in expenses; interest rate; leveraging; liquidity; market; mortgage-related securities; non-diversification; portfolio selection; portfolio turnover; preferred stock; prepayment or call; repurchase agreements; Rule 144A securities; sovereign debt; stocks; U.S. government agency obligation; and valuation.

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Transamerica Schroders International Small Cap seeks to provide long-term capital appreciation by investing primarily in the equity securities of smaller companies located outside the U.S. The sub-adviser employs a fundamental investment approach that considers macroeconomic factors while focusing primarily on company-specific factors, including the company’s potential for long-term growth, financial condition, quality of management and sensitivity to cyclical factors, as well as the relative value of the company’s securities compared to the market as a whole. The principal risks of investing in this underlying fund are: country/regional; currency; defensive investing, derivatives; emerging markets; foreign securities; growth stocks; increase in expenses; investment style; liquidity; market; portfolio selection; smaller companies; and stocks.

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Transamerica Short-Term Bond seeks a high level of income consistent with minimal fluctuation in principal value and liquidity by investing in a diversified portfolio of short-term and intermediate-term investment-grade corporate obligations, obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities, mortgage-backed securities, and asset-backed securities. Normally, the fund will invest at least 80% of its net assets in fixed-income securities. The principal risks of investing in this underlying fund are: bank obligations; credit; defensive investing; derivatives; fixed-income securities; foreign securities; increase in expenses; liquidity; market; mortgage-related securities; portfolio selection; U.S. government agency obligations; valuation; and yield fluctuation.

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Transamerica Third Avenue Value seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in common stocks of U.S. and non-U.S. issuers. The fund invests in companies regardless of market capitalization, with the mix of its investments at any time depending on the industries and types of securities its sub-adviser believes represent the best values consistent with the fund’s strategies and restrictions. The principal risks of investing in this underlying fund are: currency; defensive investing, fixed-income securities; foreign securities; high-yield debt securities; increase in expenses; market; non-diversification; portfolio selection; small- or medium-sized companies; stocks; and value investing.

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Transamerica Thornburg International Value seeks long-term capital appreciation by investing, under normal circumstances, at least 75% of its assets in foreign securities of issuers that are located in a number of countries throughout the world. The fund may invest in emerging markets. The fund may invest in companies of any size, but invests primarily in the large and middle range of public company market capitalizations. The principal risks of investing in this underlying fund are: currency; currency hedging; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; increase in expenses; market; portfolio selection; small- or medium-sized companies; stocks; and value investing.

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Transamerica UBS Large Cap Value seeks to maximize total return, consisting of capital appreciation and current income by investing, under normal circumstances, at least 80% of its net assets in equity securities of U.S. large capitalization companies. In selecting securities, the fund’s sub-adviser focuses on, among other things, identifying discrepancies between a security’s fundamental value and its market price. The principal risks of investing in this underlying fund are: convertible securities; defensive investing; derivatives; increase in expenses; investment companies; market; portfolio selection; preferred stock; stocks; value investing; and warrants and rights.

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Transamerica Van Kampen Emerging Markets Debt seeks high total return by investing primarily in fixed-income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging markets countries. Under normal circumstances, at least 80% of the fund’s net assets will be invested in debt securities of issuers located in emerging markets countries. The principal risks of investing in this underlying fund are: credit; currency;

currency hedging; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; increase in expenses; liquidity; market; non-diversification; portfolio selection; sovereign debt; and valuation.

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Transamerica Van Kampen Mid-Cap Growth seeks capital appreciation by investing, under normal circumstances, at least 80% of its net assets in securities of medium-sized companies at the time of investment. The fund may also invest in common stocks and other equity securities of small- and large-cap companies, as well as preferred stocks, convertible securities, rights and warrants and debt securities. The principal risks of investing in this underlying fund are: convertible securities; currency; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; growth stocks; increase in expenses; investing aggressively; market; portfolio selection; preferred stock; REITs; small- or medium-sized companies; stocks; and warrants and rights.

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Transamerica Van Kampen Small Company Growth seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies. Under normal circumstances, at least 80% of the fund’s net assets will be invested in such securities. The principal risks of investing in this underlying fund are: convertible securities; currency; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; growth stocks; increase in expenses; market; portfolio selection; REITs; smaller companies; and stocks.

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Transamerica WMC Emerging Markets seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in equity securities of companies that conduct their principal business activities in emerging markets, are organized under the laws of or maintain their principal place of business in emerging markets, or whose securities are traded principally on exchanges in emerging markets. The fund’s sub-adviser considers emerging markets to be markets with rapidly growing economies. The principal risks of investing in this underlying fund are: convertible securities; country, sector or industry focus; currency; currency hedging; defensive investing; derivatives; emerging markets; fixed-income securities; foreign securities; growth stocks; increase in expenses; IPOs; liquidity; market; portfolio selection; portfolio turnover; preferred stock; small- or medium-sized companies; stocks; and warrants and rights.

The funds may invest their assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the funds may do so without limit. Although the underlying funds will do this only in seeking to avoid losses, the underlying funds may be unable to pursue their investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the funds have any uninvested cash, the funds would also be subject to risk with respect to the depository institution holding the cash.

LIST AND DESCRIPTION OF CERTAIN UNDERLYING ETFS AND INSTITUTIONAL MUTUAL FUNDS

This section lists and describes the underlying ETFs and institutional mutual funds in which certain of the portfolios may invest. This section summarizes their respective investment objectives and principal investment strategies and risks.

UNDERLYING ETFs AND INSTITUTIONAL MUTUAL FUNDS:

Fund Name	Transamerica Index 35 VP	Transamerica Index 50 VP	Transamerica Index 75 VP	Transamerica Index 100 VP	Transamerica Efficient Markets VP

Vanguard Emerging Markets ETF	X	X	X	X
Vanguard Europe Pacific ETF	X	X	X	X
Vanguard European ETF	X	X	X	X
Vanguard Extended Market ETF	X	X	X	X
Vanguard FTSE All-World ex-US ETF	X	X	X	X
Vanguard Growth ETF	X	X	X	X
Vanguard Intermediate-Term Bond ETF	X	X	X		X
Vanguard Intermediate-Term Corporate Bond ETF	X	X	X		X
Vanguard Intermediate-Term Government Bond ETF	X	X	X		X
Vanguard Large-Cap ETF	X	X	X	X
Vanguard Long-Term Bond ETF	X	X	X		X
Vanguard Long-Term Corporate Bond ETF	X	X	X		X
Vanguard Long-Term Government Bond ETF	X	X	X		X
Vanguard Mega Cap 300 ETF	X	X	X	X
Vanguard Mega Cap 300 Growth ETF		X	X
Vanguard Mega Cap 300 Value ETF		X	X
Vanguard Mid-Cap ETF	X	X	X	X
Vanguard Mid-Cap Growth ETF		X	X
Vanguard Mid-Cap Value ETF		X	X
Vanguard Mortgage-Backed Securities ETF	X	X	X		X
Vanguard Pacific ETF	X	X	X	X
Vanguard Short-Term Bond ETF	X	X	X		X
Vanguard Short-Term Corporate Bond ETF	X	X	X		X
Vanguard Short-Term Government Bond ETF	X	X	X		X
Vanguard Small-Cap ETF	X	X	X	X
Vanguard Small-Cap Growth ETF		X	X
Vanguard Small-Cap Value ETF		X	X
Vanguard Total Bond Market ETF	X	X	X		X
Vanguard Total Stock Market ETF	X	X	X	X
Vanguard Total World Stock ETF	X	X	X	X
Vanguard Value ETF	X	X	X	X
DFA International Small Cap Value Portfolio					X
DFA International Value Portfolio					X
Emerging Markets Value Portfolio					X

Fund Name	Transamerica Index 35 VP	Transamerica Index 50 VP	Transamerica Index 75 VP	Transamerica Index 100 VP	Transamerica Efficient Markets VP

Large Cap International Portfolio					X
U.S. Large Company Portfolio					X
U.S. Targeted Value Portfolio					X

VANGUARD UNDERLYING ETFS:

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Vanguard® Emerging Markets ETF seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in emerging market countries. The ETF employs a “passive management” — or indexing —investment approach by investing substantially all (normally about 95%) of its assets in the common stocks included in the MSCI® Emerging Markets Index, while employing a form of sampling to reduce risk. The MSCI Emerging Markets Index includes approximately 748 common stocks of companies located in emerging markets around the world. The primary risks of investing in this underlying ETF are: stock market risk, country/regional risk, emerging markets risk, currency risk and index sampling risk.

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Vanguard® Europe Pacific ETF seeks to provide a tax-efficient investment return consisting of long-term capital appreciation. The ETF purchases stocks included in the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI® EAFE®) Index, which is made up of approximately 989 common stocks of companies located in 21 countries in Europe, Australia, Asia and the Far East. The ETF uses statistical methods to “sample” the Index, aiming to closely track its investment performance while limiting investments in Index securities that have undesirable tax characteristics in an attempt to minimize taxable income distributions. The primary risks of investing in this underlying ETF are: stock market risk, country/regional risk and currency risk.

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Vanguard® European ETF seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in the major markets of Europe. The ETF employs a “passive management” — or indexing —investment approach by investing all, or substantially all, of its assets in the common stocks included in the Morgan Stanley Capital International (MSCI®) Europe Index. The MSCI Europe Index is made up of approximately 467 common stocks of companies located in 16 European countries — mostly companies in the United Kingdom, France, Germany, and Switzerland. Other countries represented in the Index include Austria, Belgium, Denmark, Finland, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain and Sweden. The primary risks of investing in this underlying ETF are: stock market risk, country/regional risk and currency risk.

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Vanguard® Extended Market ETF seeks to track the performance of a benchmark index that measures the investment return of small-and mid-capitalization stocks. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the Standard & Poor’s Completion Index, a broadly diversified index of stocks of small and medium-size U.S. companies. The ETF invests all, or substantially all, of its assets in stocks of its target index, with nearly 80% of it assets invested in 1,200 stocks in its target index (covering nearly 80% of the Index’s total market capitalization), and the rest of its assets in a representative sample of the remaining stocks. The primary risks of investing in this underlying ETF are stock market risk, investment style risk and index sampling risk.

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Vanguard® FTSE All-World ex-US ETF seeks to track the performance of a benchmark index that measures the investment return of stocks of companies located in developed and emerging markets outside the U.S. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the FTSE® All-World ex-US Index, a free-float-adjusted, market-capitalization-weighted index designed to measure equity market performance of international markets. The Index includes approximately 2,140 stocks of companies located in 46 countries, including both developed and emerging markets. The ETF attempts to replicate its target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk, country/regional risk, emerging markets risk and currency risk.

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Vanguard® Growth ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization growth stocks. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the MSCI® U.S. Prime Market Growth Index, a broadly diversified index predominantly made up of growth stocks of large U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risks.

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Vanguard® Intermediate-Term Bond ETF seeks to track the performance of a market-weighted bond index with an intermediate-term dollar-weighted average maturity. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the Barclays Capital U.S. 5-10 Year Government/Credit Bond Index. This Index includes all medium and larger issues of U.S. government investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities between 5 and 10 years and are publicly issued. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds held in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which generally ranges between 5 and 10 years. The primary risks of investing in this underlying ETF are: interest rate risk, income risk, credit risk and index sampling risk.

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Vanguard® Intermediate-Term Corporate Bond ETF seeks to track the performance of a market-weighted corporate bond index with an intermediate-term dollar-weighted average maturity. The ETF employs a “passive management”—or indexing—investment approach designed to track the performance of the Barclays Capital U.S. 5-10 Year Corporate Index. This Index includes U.S. dollar-denominated, investment-grade, fixed-rate, taxable securities issued by industrial, utility, and financial companies, with maturities between 5 and 10 years. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds included in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which, as of a recent date, was 7.9 years. The primary risks of investing in this underlying ETF are: interest rate risk, credit risk, income risk and index sampling risk.

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Vanguard® Intermediate-Term Government Bond ETF seeks to track the performance of a market-weighted government bond index with an intermediate-term dollar-weighted average maturity. The ETF employs a “passive management”—or indexing—investment approach designed to track the performance of the Barclays Capital U.S. 3-10 Year Government Float Adjusted Index. This Index includes fixed-income securities issued by the U.S. Treasury (not including inflation-protected bonds) and U.S. government agencies and instrumentalities, as well as corporate or dollar-denominated foreign debt guaranteed by the U.S. government, with maturities between 3 and 10 years. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds included in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which, as of a recent date, was 5.9 years. The primary risks of investing in this underlying ETF are: income risk, interest rate risk and credit risk.

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Vanguard® Large-Cap ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the MSCI® U.S. Prime Market 750 Index, a broadly diversified index predominantly made up of stocks of large U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

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Vanguard® Long-Term Bond ETF seeks to track the performance of a market-weighted bond index with a long-term dollar-weighted average maturity. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the Barclays Capital U.S. Long Government/Credit Bond Index. This Index includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities of greater than 10 years and are publicly issued. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds held in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which generally ranges between 15 and 30 years. The primary risks of investing in this underlying ETF are: interest rate risk, income risk, credit risk and index sampling risk.

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Vanguard® Long-Term Corporate Bond ETF seeks to track the performance of a market-weighted corporate bond index with a long-term dollar-weighted average maturity. The ETF employs a “passive management”—or indexing—investment approach designed to track the performance of the Barclays Capital U.S. Long Corporate Index. This Index includes U.S.

dollar-denominated, investment-grade, fixed-rate, taxable securities issued by industrial, utility, and financial companies, with maturities greater than 10 years. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds included in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which, as of a recent date, was 24.7 years. The primary risks of investing in this underlying ETF are: interest rate risk, credit risk, income risk and index sampling risk.

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Vanguard® Long-Term Government Bond ETF seeks to track the performance of a market-weighted government bond index with a long-term dollar-weighted average maturity. The ETF employs a “passive management”—or indexing—investment approach designed to track the performance of the Barclays Capital U.S. Long Government Float Adjusted Index. This Index includes fixed-income securities issued by the U.S. Treasury (not including inflation-protected bonds) and U.S. government agencies and instrumentalities, as well as corporate or dollar-denominated foreign debt guaranteed by the U.S. government, with maturities greater than 10 years. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds included in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which, as of a recent date, was 19.0 years. The primary risks of investing in this underlying ETF are: interest rate risk, income risk, credit risk and index sampling risk.

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Vanguard® Mega Cap 300 ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks in the U.S. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the Morgan Stanley Capital International® (MSCI®) US Large Cap 300 Index, a free-float adjusted, market-capitalization-weighted index designed to measure equity market performance of large-capitalization stocks. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

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Vanguard® Mega Cap 300 Growth ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks in the United States. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the MSCI US Large-Cap Growth Index, which represents the value of companies of the MSCI US Large-Cap 300 Index. The index is a, free-float adjusted, market-capitalization-weighted index designed to measure equity market performance of large-capitalization growth stocks. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

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Vanguard® Mega Cap 300 Value ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks in the United States. The ETF employs a “passive management” — or — indexing investment approach designed to track the performance of the MSCI US Large-Cap Value Index, which represents the value of companies of the MSCI US Large-Cap 300 Index. The index is a free-float adjusted, market-capitalization-weighted index designed to measure equity market performance of large-capitalization value stocks. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

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Vanguard® Mid-Cap ETF seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization stocks. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the MSCI® U.S. Mid Cap 450 Index, a broadly diversified index of stocks of medium-size U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

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Vanguard® Mid-Cap Growth ETF seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization growth stocks. The ETF employs a “passive management” or —indexing — investment approach designed to track the performance of the MSCI US Mid Cap Growth Index, a broadly diversified index of stocks of medium-size U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

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Vanguard® Mid-Cap Value ETF seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization value stocks. The ETF employs a “passive management” or —indexing — investment approach designed to track the performance of the MSCI US Mid Cap Value Index, a broadly diversified index of stocks of medium-size U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

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Vanguard® Mortgage-Backed Securities ETF seeks to track the performance of a market-weighted mortgage-backed securities index. The ETF employs a “passive management”—or indexing—investment approach designed to track the performance of the Barclays Capital U.S. MBS Float Adjusted Index. This Index covers U.S. agency mortgage-backed pass-through securities issued by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). To be included in the Index, pool aggregates must have at least $250 million currently outstanding and a weighted average maturity of at least 1 year. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds included in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which, as of a recent date, was 5.76 years. The primary risks of investing in this underlying ETF are: prepayment risk, interest rate risk, credit risk, income risk and index sampling risk.

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Vanguard® Pacific ETF seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in the major markets of the Pacific region. The ETF employs a “passive management” — or indexing — investment approach by investing all, or substantially all, of its assets in the common stocks included in the MSCI® Pacific Index. The MSCI Pacific Index consists of approximately 494 common stocks of companies located Japan, Australia, Hong Kong, Singapore, and New Zealand. The primary risks of investing in this underlying ETF are: stock market risk, country/regional risk and currency risk.

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Vanguard® Short-Term Bond ETF seeks to track the performance of a market-weighted bond index with a short-term dollar-weighted average maturity. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the Barclays Capital U.S. 1-5 Year Government/Credit Bond Index. This Index includes all medium and larger issues of U.S. government investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities between 1 and 5 years and are publicly issued. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds held in the Index. The ETF’s maintains a dollar-weighted average maturity consistent with that of the Index, which generally does not exceed 3 years. The primary risks of investing in this underlying ETF are: interest rate risk, income risk, index sampling risk and credit risk.

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Vanguard® Short-Term Corporate Bond ETF seeks to track the performance of a market-weighted corporate bond index with a short-term dollar-weighted average maturity. The ETF employs a “passive management”—or indexing—investment approach designed to track the performance of the Barclays Capital U.S. 1-5 Year Corporate Index. This Index includes U.S. dollar-denominated, investment-grade, fixed-rate, taxable securities issued by industrial, utility, and financial companies, with maturities between 1 and 5 years. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds included in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which, as of a recent date, was 3.1 years. The primary risks of investing in this underlying ETF are: income risk, credit risk, interest rate risk, and index sampling risk.

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Vanguard® Short-Term Government Bond ETF seeks to track the performance of a market-weighted government bond index with a short-term dollar-weighted average maturity. The ETF employs a “passive management”—or indexing—investment approach designed to track the performance of the Barclays Capital U.S. 1-3 Year Government Float Adjusted Index. This Index includes fixed-income securities issued by the U.S. Treasury (not including inflation-protected securities) and U.S. government agencies and instrumentalities, as well as corporate or dollar-denominated foreign debt guaranteed by the U.S. government, all with maturities between 1 and 3 years. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds included in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which, as of a recent date, was 1.9 years. The primary risks of investing in this underlying ETF are: income risk, interest rate risk, credit risk and index sampling risk.

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Vanguard® Small-Cap ETF seeks to track the performance of a benchmark index that measures the investment return of small-capitalization stocks. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the MSCI® U.S. Small Cap 1750 Index, a broadly diversified index of stocks of smaller U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

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Vanguard® Small-Cap Growth ETF seeks to track the performance of a benchmark index that measures the investment return of small-capitalization growth stocks. The ETF employs a “passive management” or — indexing — investment approach designed to track the performance of the MSCI US Small Cap Growth Index, a broadly diversified index of stocks of smaller U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

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Vanguard® Small-Cap Value ETF seeks to track the performance of a benchmark index that measures the investment return of small-capitalization growth stocks. The ETF employs a “passive management” —indexing — investment approach designed to track the performance of the MSCI US Small Cap Value Index, a broadly diversified index of stocks of smaller U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

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Vanguard® Total Bond Market ETF seeks to track the performance of a broad, market-weighted bond index. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the Barclays Capital U.S. Aggregate Bond Index. This Index measures a wide spectrum of public, investment-grade, taxable, fixed income securities in the U.S., including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities, all with maturities of more than 1 year. The ETF invests by sampling the Index, meaning that it holds a broadly diversified collection of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds held in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which generally ranges between 5 and 10 years. The primary risks of investing in this underlying ETF are interest rate risk, income risk, credit risk, call risk and index sampling risk.

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Vanguard® Total Stock Market ETF seeks to track the performance of a benchmark index that measures the investment return of the overall stock market. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the Morgan Stanley Capital International (MSCI®)U.S. Broad Market Index, which represents 99.5% or more of the total market capitalization of all the U.S. common stocks regularly traded on the New York Stock Exchange and the Nasdaq over-the-counter market. The ETF typically holds 1,200-1,300 of the stocks in its target index (covering nearly 95% of the Index’s total market capitalization) and a representative sample of the remaining stocks. The ETF holds a broadly diversified collection of securities that, in the aggregate, approximates the full Index in terms of key characteristics. These key characteristics include industry weightings and market capitalization, as well as certain financial measures, such as price/earnings ratio and dividend yield. The primary risks of investing in this underlying ETF are: stock market risk and index sampling risk.

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Vanguard® Total World Stock ETF seeks to track the performance of a benchmark index that measures the investment return of stocks of companies located in developed and emerging markets around the world. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the FTSE® All-World Index, a free-float-adjusted, market-capitalization-weighted index designed to measure the market performance of large-and mid-capitalization stocks of companies located around the world. The Index includes approximately 2,800 stocks of companies located in 47 countries, including both developed and emerging markets. The ETF typically holds approximately 2,000 stocks in its target Index (covering nearly 99% of the Index’s total market capitalization) and a representative sample of the remaining stocks. The ETF holds a broadly diversified collection of securities that, in the aggregate, approximates the full Index in terms of key characteristics. These key characteristics include industry weightings, country weightings, and market capitalization, as well as certain financial measures, such as price/earnings ratio and dividend yield. The primary risks of investing in this underlying ETF are: stock market risk, country/regional risk, emerging markets risk, currency risk and index sampling risk.

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Vanguard® Value ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization value stocks. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the MSCI® U.S. Prime Market Value Index, a broadly diversified index predominantly made up of value stocks of large U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

UNDERLYING DFA INSTITUTIONAL MUTUAL FUNDS:

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DFA International Small Cap Value Portfolio (“Portfolio”) seeks long-term capital appreciation. The Portfolio pursues its objective by investing in stocks of small non-U.S. companies believed to be value stocks at the time of purchase. Securities are considered value stocks primarily because a company’s shares have a high book value in relation to their market value. In assessing value, additional factors such as price to cash flow or price to earning ratios may be considered, as well as economic conditions and developments in the issuer’s industry. The criteria for assessing value are subject to change from time to time. The Portfolio currently invests in companies in Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and United Kingdom. The primary risks of investing in this underlying institutional mutual fund are market risk, foreign securities and currencies risk and small company risk.

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DFA International Value Portfolio (“Portfolio”) seeks long-term capital appreciation. The Portfolio invests all of its assets in the DFA International Value Series (“International Value Series”) of The DFA Investment Trust Company, which has the same investment objective and policies as the Portfolio. The International Value Series pursues its objective by investing in value stocks of large non-U.S. companies believed to be value stocks at the time of purchase. Securities are considered value stocks primarily because a company’s shares have a high book value in relation to their market value. In assessing value, additional factors such as price to cash flow or price to earning ratios may be considered, as well as economic conditions and developments in the issuer’s industry. The criteria for assessing value are subject to change from time to time. The Portfolio currently invests in companies in Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and United Kingdom. The primary risks of investing in this underlying institutional mutual fund are market risk and foreign securities and currencies risk.

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Emerging Markets Value Portfolio (“Portfolio”) seeks long-term capital appreciation. The Portfolio invests all of its assets in the Dimensional Emerging Markets Value Fund Inc. (“Emerging Market Value Fund”), which has the same investment objective and policies as the Portfolio. The Emerging Markets Value Fund pursues its objective by investing in emerging markets equity securities believed to be value stocks at the time of purchase. Securities are considered value stocks primarily because a company’s shares have a high book value in relation to their market value. In assessing value, additional factors such as price to cash flow or price to earning ratios may be considered, as well as economic conditions and developments in the issuer’s industry. The criteria for assessing value are subject to change from time to time. In determining what countries are eligible markets, DFA will consider, among other things, information disseminated by the International Finance Corporation in determining and approving countries that have emerging markets. The Portfolio currently invests in companies in Brazil, Chile, China, the Czech Republic, Hungary, India, Indonesia, Israel, Malaysia, Mexico, Philippines, Poland, South Africa, South Korea, Taiwan, Thailand, and Turkey. The primary risks of investing in this underlying institutional mutual fund are market risk, foreign securities and currencies risk, small company risk and emerging markets risk.

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Large Cap International Portfolio (“Portfolio”) seeks long-term capital appreciation. The Portfolio pursues its objective by investing in the stocks of large non-U.S. companies. Company size is measured on a country- or region-specific basis and based primarily on the market capitalization of operating companies traded on selected exchanges. The minimum market capitalization threshold varies by country or region and will change due to market conditions. The Portfolio currently invests in companies in Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and United Kingdom. The primary risks of investing in this underlying institutional mutual fund are market risk and foreign securities and currencies risk.

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U.S. Large Company Portfolio (“Portfolio”) seeks to approximate the total investment return of the S&P 500 Index, both in terms of the price of the Portfolio’s shares and its total investment return. The Portfolio invests all of its assets in the U.S. Large Company Series (“U.S. Large Company Series”) of The DFA Investment Trust Company, which has the same investment objective and policies as the Portfolio. The U.S. Large Company Series intends to invest all of the stocks that comprise the S&P 500 Index in approximately the same proportions as they are represented in the Index. Generally, these are the U.S. stocks with the largest market capitalizations and, as a group, represent approximately 70% of the total market capitalization of all publicly traded U.S. stocks. The primary risk of investing in this underlying institutional mutual fund is market risk.

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U.S. Targeted Value Portfolio (“Portfolio”) seeks to capture the returns and diversification benefits of a broad cross-section of U.S. small value companies, on a market-cap weighted basis. The Portfolio invests in securities of U.S. companies smaller than the 500th largest company in the market universe comprised of companies listed on the New York Stock Exchange, American Stock Exchange, and Nasdaq National Market System. After identifying the aggregate market capitalization break, a value screen is applied to the universe. Securities are considered value stocks primarily because a company’s shares have a high book value in relation to their market value. In assessing value, additional factors such as price-to-cash-flow or price-to-earnings ratios may be considered, as well as economic conditions and developments in the issuer’s industry. The criteria for assessing value are subject to change from time to time. The primary risks of investing in this underlying institutional mutual fund are market risk, small company risk, value investment risk, derivative risk and securities lending risk.

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand a portfolio’s performance for the past five years or since its inception if less than five years. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio for the period shown, assuming reinvestment of all dividends and distributions. This information through December 31, 2009 has been derived from financial statements audited by PricewaterhouseCoopers LLP, an Independent Registered Certified Public Accounting firm, whose report, along with the portfolio’s financial statements, is included in the December 31, 2009 Annual Report, which is available to you upon request.

For a share of beneficial interest outstanding through each period:

Transamerica AEGON High Yield Bond VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,

	2009	2008	2007	2006	2005

Net asset value
Beginning of year	$5.87	$8.74	$9.48	$9.62	$10.54
Investment operations
Net investment income(a)	0.66	0.67	0.68	0.69	0.70
Net realized and unrealized gain (loss)	2.04	(2.68)	(0.52)	0.29	(0.51)

Total operations	2.70	(2.01)	0.16	0.98	0.19

Distributions
From net investment income	(0.62)	(0.72)	(0.90)	(1.00)	(0.85)
From net realized gains	—	(0.14)	– (b)	(0.12)	(0.26)

Total distributions	(0.62)	(0.86)	(0.90)	(1.12)	(1.11)

Net asset value
End of year	$7.95	$5.87	$8.74	$9.48	$9.62

Total return(c)	47.05%	(25.20%)	1.85%	10.95%	1.81%
Net assets end of year (000’s)	$187,509	$244,866	$308,893	$378,471	$421,010
Ratio and supplemental data
Expenses to average net assets	0.80%	0.79%	0.81%	0.82%	0.83%
Net investment income, to average net assets	9.38%	8.73%	7.25%	7.16%	6.92%
Portfolio turnover rate	85%	59%	70%	96%	51%

For a share outstanding throughout each period	Service Class
	Year Ended December 31,

	2009	2008	2007	2006	2005

Net asset value
Beginning of year	$5.94	$8.83	$9.56	$9.70	$10.64
Investment operations
Net investment income(a)	0.64	0.66	0.66	0.67	0.68
Net realized and unrealized gain (loss)	2.07	(2.72)	(0.51)	0.29	(0.52)

Total operations	2.71	(2.06)	0.15	0.96	0.16

Distributions
From net investment income	(0.61)	(0.69)	(0.88)	(0.98)	(0.84)
From net realized gains	—	(0.14)	– (b)	(0.12)	(0.26)

Total distributions	(0.61)	(0.83)	(0.88)	(1.10)	(1.10)

Net asset value
End of year	$8.04	$5.94	$8.83	$9.56	$9.70

Total return(c)	46.67%	(25.46%)	1.73%	10.62%	1.50%
Net assets end of year (000’s)	$26,405	$5,617	$10,028	$10,083	$7,825
Ratio and supplemental data
Expenses to average net assets	1.05%	1.04%	1.06%	1.07%	1.08%
Net investment income, to average net assets	8.75%	8.26%	7.01%	6.91%	6.66%
Portfolio turnover rate	85%	59%	70%	96%	51%

(a)	Calculated based on average number of shares outstanding.

(b)	Rounds to less than ($0.01) or $0.01.

(c)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

Financial Highlights

Transamerica Asset Allocation – Conservative VP

For a share outstanding throughout each period	Initial Class
	Year Ended December 31,

	2009	2008	2007	2006	2005

Net asset value
Beginning of year	$8.29	$11.49	$11.54	$11.43	$12.04
Investment operations
Net investment income(a),(c)	0.37	0.46	0.42	0.41	0.47
Net realized and unrealized gain (loss)	1.69	(2.75)	0.29	0.62	0.12

Total operations	2.06	(2.29)	0.71	1.03	0.59

Distributions
From net investment income	(0.40)	(0.31)	(0.34)	(0.38)	(0.32)
From net realized gains	(0.15)	(0.60)	(0.42)	(0.54)	(0.88)

Total distributions	(0.55)	(0.91)	(0.76)	(0.92)	(1.20)

Net asset value
End of year	$9.80	$8.29	$11.49	$11.54	$11.43

Total return(b)	25.22%	(21.18)%	6.38%	9.45%	5.18%

Net assets end of year (000’s)	$554,813	$497,129	$554,977	$527,618	$516,376
Ratio and supplemental data
Expenses to average net assets(d)	0.13%	0.14%	0.13%	0.13%	0.14%
Net investment income, to average net assets(c)	4.07%	4.47%	3.60%	3.54%	4.01%
Portfolio turnover rate(e)	25%	25%	43%	18%	40%

For a share outstanding throughout each period	Service Class
	Year Ended December 31,

	2009	2008	2007	2006	2005

Net asset value
Beginning of year	$8.24	$11.44	$11.50	$11.41	$12.03
Investment operations
Net investment income(a),(c)	0.37	0.48	0.40	0.40	0.47
Net realized and unrealized gain (loss)	1.65	(2.79)	0.28	0.60	0.10

Total operations	2.02	(2.31)	0.68	1.00	0.57

Distributions
From net investment income	(0.38)	(0.29)	(0.32)	(0.37)	(0.31)
From net realized gains	(0.15)	(0.60)	(0.42)	(0.54)	(0.88)

Total distributions	(0.53)	(0.89)	(0.74)	(0.91)	(1.19)

Net asset value
End of year	$9.73	$8.24	$11.44	$11.50	$11.41

Total return(b)	24.90%	(21.40)%	6.15%	9.14%	5.01%

Net assets end of year (000’s)	$823,054	$465,802	$392,969	$290,272	$172,601
Ratio and supplemental data
Expenses to average net assets(d)	0.38%	0.39%	0.38%	0.38%	0.39%
Net investment income, to average net assets(c)	4.10%	4.69%	3.48%	3.44%	4.03%
Portfolio turnover rate(e)	25%	25%	43%	18%	40%

(a)	Calculated based on average number of shares outstanding.

(b)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)	Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying affiliated investment companies in which the fund invests.

(d)	Does not include expenses of the investment companies in which the fund invests.

(e)	Does not include the portfolio activity of the underlying affiliated funds.

Financial Highlights

Transamerica Asset Allocation – Growth VP

For a share outstanding throughout each period	Initial Class
	Year Ended December 31,

	2009	2008	2007	2006	2005

Net asset value
Beginning of year	$6.57	$13.77	$13.63	$12.84	$12.06
Investment operations
Net investment income(a),(c)	0.09	0.20	0.28	0.37	0.16
Net realized and unrealized gain (loss)	1.80	(5.02)	0.75	1.52	1.27

Total operations	1.89	(4.82)	1.03	1.89	1.43

Distributions
From net investment income	(0.20)	(0.30)	(0.33)	(0.13)	(0.06)
From net realized gains	(0.60)	(2.08)	(0.56)	(0.97)	(0.59)

Total distributions	(0.80)	(2.38)	(0.89)	(1.10)	(0.65)

Net asset value
End of year	$7.66	$6.57	$13.77	$13.63	$12.84

Total return(b)	29.82%	(39.63)%	7.76%	15.62%	12.24%

Net assets end of year (000’s)	$808,954	$658,400	$1,260,779	$1,198,596	$966,677
Ratio and supplemental data
Expenses to average net assets(d)	0.14%	0.14%	0.13%	0.14%	0.14%
Net investment income, to average net assets(c)	1.21%	1.94%	2.00%	2.75%	1.28%
Portfolio turnover rate(e)	18%	19%	26%	4%	41%

For a share outstanding throughout each period	Service Class
	Year Ended December 31,

	2009	2008	2007	2006	2005

Net asset value
Beginning of year	$6.52	$13.67	$13.54	$12.78	$12.03
Investment operations
Net investment income(a),(c)	0.06	0.17	0.26	0.34	0.13
Net realized and unrealized gain (loss)	1.79	(4.97)	0.73	1.50	1.26

Total operations	1.85	(4.80)	0.99	1.84	1.39

Distributions
From net investment income	(0.17)	(0.27)	(0.30)	(0.11)	(0.05)
From net realized gains	(0.59)	(2.08)	(0.56)	(0.97)	(0.59)

Total distributions	(0.76)	(2.35)	(0.86)	(1.08)	(0.64)

Net asset value
End of year	$7.61	$6.52	$13.67	$13.54	$12.78

Total return(b)	29.54%	(39.75)%	7.54%	15.28%	11.92%

Net assets end of year (000’s)	$215,166	$171,239	$411,079	$338,769	$213,215
Ratio and supplemental data
Expenses to average net assets(d)	0.39%	0.39%	0.38%	0.39%	0.39%
Net investment income, to average net assets(c)	0.98%	1.51%	1.86%	2.54%	1.06%
Portfolio turnover rate(e)	18%	19%	26%	4%	41%

(a)	Calculated based on average number of shares outstanding.

(b)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)	Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying affiliated investment companies in which the fund invests.

(d)	Does not include expenses of the investment companies in which the fund invests.

(e)	Does not include the portfolio activity of the underlying affiliated funds.

Financial Highlights

Transamerica Asset Allocation – Moderate VP

For a share outstanding throughout each period	Initial Class
	Year Ended December 31,

	2009	2008	2007	2006	2005

Net asset value
Beginning of year	$8.36	$12.90	$12.66	$12.24	$12.10
Investment operations
Net investment income(a),(c)	0.32	0.50	0.40	0.44	0.40
Net realized and unrealized gain (loss)	1.83	(3.59)	0.57	0.89	0.46

Total operations	2.15	(3.09)	0.97	1.33	0.86

Distributions
From net investment income	(0.39)	(0.37)	(0.39)	(0.33)	(0.22)
From net realized gains	(0.35)	(1.08)	(0.34)	(0.58)	(0.50)

Total distributions	(0.74)	(1.45)	(0.73)	(0.91)	(0.72)

Net asset value
End of year	$9.77	$8.36	$12.90	$12.66	$12.24

Total return(b)	26.40%	(25.96)%	7.95%	11.48%	7.44%

Net assets end of year (000’s)	$1,101,652	$957,157	$1,550,984	$1,591,304	$1,509,579
Ratio and supplemental data
Expenses to average net assets(d)	0.13%	0.13%	0.13%	0.13%	0.14%
Net investment income, to average net assets(c)	3.63%	4.50%	3.10%	3.53%	3.36%
Portfolio turnover rate(e)	18%	23%	20%	3%	24%

For a share outstanding throughout each period	Service Class
	Year Ended December 31,

	2009	2008	2007	2006	2005

Net asset value
Beginning of year	$8.30	$12.83	$12.60	$12.20	$12.09
Investment operations
Net investment income(a),(c)	0.32	0.37	0.39	0.43	0.41
Net realized and unrealized gain (loss)	1.80	(3.47)	0.55	0.87	0.42

Total operations	2.12	(3.10)	0.94	1.30	0.83

Distributions
From net investment income	(0.37)	(0.35)	(0.37)	(0.32)	(0.22)
From net realized gains	(0.35)	(1.08)	(0.34)	(0.58)	(0.50)

Total distributions	(0.72)	(1.43)	(0.71)	(0.90)	(0.72)

Net asset value
End of year	$9.70	$8.30	$12.83	$12.60	$12.20

Total return(b)	26.20%	(26.19)%	7.73%	11.21%	7.13%

Net assets end of year (000’s)	$1,842,404	$1,190,212	$1,452,693	$1,043,139	$605,462
Ratio and supplemental data
Expenses to average net assets(d)	0.38%	0.38%	0.38%	0.38%	0.39%
Net investment income, to average net assets(c)	3.54%	3.36%	3.03%	3.44%	3.40%
Portfolio turnover rate(e)	18%	23%	20%	3%	24%

(a)	Calculated based on average number of shares outstanding.

(b)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)	Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying affiliated investment companies in which the fund invests.

(d)	Does not include expenses of the investment companies in which the fund invests.

(e)	Does not include the portfolio activity of the underlying affiliated funds.

Financial Highlights

Transamerica Asset Allocation – Moderate Growth VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,

	2009	2008	2007	2006	2005

Net asset value
Beginning of year	$8.16	$14.07	$13.72	$12.80	$12.18
Investment operations
Net investment income(a),(c)	0.23	0.34	0.37	0.43	0.30
Net realized and unrealized gain (loss)	2.00	(4.58)	0.67	1.27	0.88

Total operations	2.23	(4.24)	1.04	1.70	1.18

Distributions
From net investment income	(0.30)	(0.34)	(0.34)	(0.22)	(0.14)
From net realized gains	(0.48)	(1.33)	(0.35)	(0.56)	(0.42)

Total distributions	(0.78)	(1.67)	(0.69)	(0.78)	(0.56)

Net asset value
End of year	$9.61	$8.16	$14.07	$13.72	$12.80

Total return(b)	28.16%	(32.76)%	7.81%	13.83%	9.91%

Net assets end of year (000’s)	$1,426,280	$1,217,825	$2,229,744	$2,277,269	$1,892,007
Ratio and supplemental data
Expenses to average net assets(d)	0.13%	0.13%	0.13%	0.13%	0.14%
Net investment income, to average net assets(c)	2.61%	2.94%	2.63%	3.25%	2.47%
Portfolio turnover rate(e)	13%	18%	24%	2%	23%

For a share outstanding throughout each period	Service Class Year Ended December 31,

	2009	2008	2007	2006	2005

Net asset value
Beginning of year	$8.09	$13.97	$13.64	$12.75	$12.15
Investment operations
Net investment income(a),(c)	0.21	0.34	0.37	0.42	0.29
Net realized and unrealized gain (loss)	1.98	(4.58)	0.63	1.24	0.86

Total operations	2.19	(4.24)	1.00	1.66	1.15

Distributions
From net investment income	(0.28)	(0.32)	(0.32)	(0.21)	(0.13)
From net realized gains	(0.48)	(1.32)	(0.35)	(0.56)	(0.42)

Total distributions	(0.76)	(1.64)	(0.67)	(0.77)	(0.55)

Net asset value
End of year	$9.52	$8.09	$13.97	$13.64	$12.75

Total return(b)	27.87%	(32.92)%	7.56%	13.54%	9.71%

Net assets end of year (000’s)	$3,289,225	$2,187,892	$2,797,290	$1,823,589	$858,857
Ratio and supplemental data
Expenses to average net assets(d)	0.38%	0.38%	0.38%	0.38%	0.39%
Net investment income, to average net assets(c)	2.49%	2.99%	2.64%	3.15%	2.40%
Portfolio turnover rate(e)	13%	18%	24%	2%	23%

(a)	Calculated based on average number of shares outstanding.

(b)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)	Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying affiliated investment companies in which the fund invests.

(d)	Does not include expenses of the investment companies in which the fund invests.

(e)	Does not include the portfolio activity of the underlying affiliated funds.

Financial Highlights

Transamerica Balanced VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,

	2009	2008	2007	2006	2005

Net asset value
Beginning of year	$8.38	$13.70	$12.25	$11.63	$11.77
Investment operations
Net investment income(a)	0.21	0.22	0.19	0.16	0.14
Net realized and unrealized gain (loss)	1.97	(4.36)	1.47	0.88	0.74

Total operations	2.18	(4.14)	1.66	1.04	0.88

Distributions
From net investment income	(0.16)	(0.21)	(0.15)	(0.12)	(0.16)
From net realized gains	(0.13)	(0.97)	(0.06)	(0.30)	(0.86)

Total distributions	(0.29)	(1.18)	(0.21)	(0.42)	(1.02)

Net asset value
End of year	$10.27	$8.38	$13.70	$12.25	$11.63

Total return(b)	26.30%	(32.40%)	13.61%	9.12%	7.96%
Net assets end of year (000’s)	$45,319	$36,361	$81,632	$71,949	$61,698
Ratio and supplemental data
Expenses to average net assets	0.91%	0.90%	0.89%	0.89%	0.94%
Net investment income, to average net assets	2.26%	1.89%	1.49%	1.32%	1.17%
Portfolio turnover rate	82%	67%	60%	47%	50%

For a share outstanding throughout each period	Service Class Year Ended December 31,

	2009	2008	2007	2006	2005

Net asset value
Beginning of year	$8.33	$13.64	$12.21	$11.61	$11.77
Investment operations
Net investment income(a)	0.18	0.19	0.16	0.13	0.11
Net realized and unrealized gain (loss)	1.96	(4.34)	1.46	0.87	0.74

Total operations	2.14	(4.15)	1.62	1.00	0.85

Distributions
From net investment income	(0.15)	(0.19)	(0.13)	(0.10)	(0.15)
From net realized gains	(0.13)	(0.97)	(0.06)	(0.30)	(0.86)

Total distributions	(0.28)	(1.16)	(0.19)	(0.40)	(1.01)

Net asset value
End of year	$10.19	$8.33	$13.64	$12.21	$11.61

Total return(b)	25.94%	(32.57%)	13.38%	8.74%	7.79%
Net assets end of year (000’s)	$56,181	$22,473	$20,711	$9,672	$3,791
Ratio and supplemental data
Expenses to average net assets	1.16%	1.15%	1.14%	1.14%	1.19%
Net investment income, to average net assets	1.98%	1.71%	1.25%	1.11%	0.91%
Portfolio turnover rate	82%	67%	60%	47%	50%

(a)	Calculated based on average number of shares outstanding.

(b)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

Financial Highlights

Transamerica BlackRock Global Allocation VP

For a share outstanding throughout each period	Service Class May 1 to Dec 31, 2009(d)

Net asset value
Beginning of period	$10.00
Investment operations
Net investment income(a),(e)	0.37
Net realized and unrealized gain	1.79

Total operations	2.16

Net asset value
End of period	$12.16

Total return(b)	21.60	%(h)

Net assets end of year (000’s)	$157,420
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	0.35	%(i)
Before reimbursement/fee waiver	0.40	%(i)
Net investment income, to average net assets(e)	4.74	%(i)
Portfolio turnover rate(f)	—	%(h)(g)

(a)	Calculated based on average number of shares outstanding.

(b)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)	Does not include expenses of the investment companies in which the fund invests.

(d)	Commenced operations on May 1, 2009.

(e)	Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(f)	Does not include the portfolio activity of the underlying funds.

(g)	Rounds to less than 0.01%.

(h)	Not annualized.

(i)	Annualized.

Financial Highlights

Transamerica BlackRock Large Cap Value VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,

	2009	2008	2007	2006	2005

Net asset value
Beginning of year	$11.09	$19.16	$20.80	$18.72	$17.17
Investment operations
Net investment income(a)	0.19	0.21	0.20	0.17	0.13
Net realized and unrealized gain (loss)	1.35	(6.18)	0.72	2.91	2.54

Total operations	1.54	(5.97)	0.92	3.08	2.67

Distributions
From net investment income	(0.17)	(0.15)	(0.20)	(0.10)	(0.12)
From net realized gains	—	(1.95)	(2.36)	(0.90)	(1.00)

Total distributions	(0.17)	(2.10)	(2.56)	(1.00)	(1.12)

Net asset value
End of year	$12.46	$11.09	$19.16	$20.80	$18.72

Total return(b)	13.99%	(33.89%)	4.64%	16.92%	15.94%
Net assets end of year (000’s)	$1,184,485	$712,006	$860,991	$1,054,389	$860,826
Ratio and supplemental data
Expenses to average net assets	0.84%	0.83%	0.85%	0.83%	0.84%
Net investment income, to average net assets	1.73%	1.38%	0.94%	0.86%	0.70%
Portfolio turnover rate	128%	85%	67%	60%	69%

For a share outstanding throughout each period	Service Class Year Ended December 31,

	2009	2008	2007	2006	2005

Net asset value
Beginning of year	$11.13	$19.21	$20.87	$18.81	$17.27
Investment operations
Net investment income(a)	0.17	0.17	0.14	0.13	0.09
Net realized and unrealized gain (loss)	1.35	(6.20)	0.73	2.91	2.57

Total operations	1.52	(6.03)	0.87	3.04	2.66

Distributions
From net investment income	(0.13)	(0.10)	(0.17)	(0.08)	(0.12)
From net realized gains	—	(1.95)	(2.36)	(0.90)	(1.00)

Total distributions	(0.13)	(2.05)	(2.53)	(0.98)	(1.12)

Net asset value
End of year	$12.52	$11.13	$19.21	$20.87	$18.81

Total return(b)	13.71%	(34.06%)	4.35%	16.62%	15.73%
Net assets end of year (000’s)	$37,502	$15,319	$33,514	$28,079	$14,908
Ratio and supplemental data
Expenses to average net assets	1.09%	1.08%	1.10%	1.08%	1.09%
Net investment income, to average net assets	1.47%	1.06%	0.70%	0.64%	0.49%
Portfolio turnover rate	128%	85%	67%	60%	69%

(a)	Calculated based on average number of shares outstanding.

(b)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

Financial Highlights

Transamerica BlackRock Tactical Allocation VP

For a share outstanding throughout each period	Service Class May 1 to Dec 31, 2009(f)

Net asset value
Beginning of period	$10.00
Investment operations
Net investment income(a),(c)	0.34
Net realized and unrealized gain	1.85

Total operations	2.19

Net asset value
End of period	$12.19

Total return(b)	21.90	%(g)
Net assets end of year (000’s)	$42,149
Ratio and supplemental data
Expenses to average net assets(d)
After reimbursement/fee waiver	0.50	%(h)
Before reimbursement/fee waiver	0.61	%(h)
Net investment income, to average net assets(c)	4.36	%(h)
Portfolio turnover rate(e)	19	%(g)

(a)	Calculated based on average number of shares outstanding.

(b)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)	Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying affiliated investment companies in which the fund invests.

(d)	Does not include expenses of the investment companies in which the fund invests.

(e)	Does not include the portfolio activity of the underlying affiliated funds.

(f)	Commenced operations on May 1, 2009.

(g)	Not annualized.

(h)	Annualized.

Financial Highlights

Transamerica Clarion Global Real Estate Securities VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,

	2009	2008	2007	2006	2005

Net asset value
Beginning of year	$7.84	$19.64	$24.54	$19.77	$19.15
Investment operations
Net investment income(a)	0.23	0.38	0.36	0.35	0.27
Net realized and unrealized gain (loss)	2.39	(7.03)	(1.77)	7.45	2.20

Total operations	2.62	(6.65)	(1.41)	7.80	2.47

Distributions
From net investment income	—	(0.47)	(1.73)	(0.33)	(0.32)
From net realized gains	—	(4.68)	(1.76)	(2.70)	(1.53)

Total distributions	—	(5.15)	(3.49)	(3.03)	(1.85)

Net asset value
End of year	$10.46	$7.84	$19.64	$24.54	$19.77

Total return(b)	33.42%	(42.38%)	(6.70%)	42.27%	13.47%
Net assets end of year (000’s)	$493,900	$339,659	$667,356	$922,134	$599,134
Ratio and supplemental data
Expenses to average net assets	0.91%	0.87%	0.84%	0.84%	0.86%
Net investment income, to average net assets	2.73%	2.61%	1.51%	1.59%	1.41%
Portfolio turnover rate	61%	48%	60%	44%	103%

For a share outstanding throughout each period	Service Class Year Ended December 31,

	2009	2008	2007	2006	2005

Net asset value
Beginning of year	$8.15	$20.12	$25.06	$20.16	$19.53
Investment operations
Net investment income(a)	0.22	0.36	0.31	0.32	0.23
Net realized and unrealized gain (loss)	2.47	(7.27)	(1.80)	7.58	2.23

Total operations	2.69	(6.91)	(1.49)	7.90	2.46

Distributions
From net investment income	—	(0.38)	(1.69)	(0.30)	(0.30)
From net realized gains	—	(4.68)	(1.76)	(2.70)	(1.53)

Total distributions	—	(5.06)	(3.45)	(3.00)	(1.83)

Net asset value
End of year	$10.84	$8.15	$20.12	$25.06	$20.16

Total return(b)	33.01%	(42.49%)	(6.91%)	41.91%	13.18%
Net assets end of year (000’s)	$18,785	$14,810	$41,216	$53,276	$24,618
Ratio and supplemental data
Expenses to average net assets	1.16%	1.12%	1.09%	1.09%	1.11%
Net investment income, to average net assets	2.46%	2.35%	1.26%	1.39%	1.21%
Portfolio turnover rate	61%	48%	60%	44%	103%

(a)	Calculated based on average number of shares outstanding.

(b)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

Financial Highlights

Transamerica Convertible Securities VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,

	2009	2008	2007	2006	2005

Net asset value
Beginning of year	$6.21	$12.48	$12.03	$11.20	$12.24
Investment operations
Net investment income(a)	0.19	0.18	0.16	0.15	0.22
Net realized and unrealized gain (loss)	1.73	(4.05)	1.91	1.05	0.19

Total operations	1.92	(3.87)	2.07	1.20	0.41

Distributions
From net investment income	(0.27)	(0.18)	(0.26)	(0.19)	(0.27)
From net realized gains	—	(2.22)	(1.36)	(0.18)	(1.18)

Total distributions	(0.27)	(2.40)	(1.62)	(0.37)	(1.45)

Net asset value
End of year	$7.86	$6.21	$12.48	$12.03	$11.20

Total return(b)	31.30%	(36.87%)	18.63%	10.90%	3.88%
Net assets end of year (000’s)	$125,132	$156,137	$270,218	$429,852	$314,353
Ratio and supplemental data
Expenses to average net assets	0.82%	0.81%	0.79%	0.78%	0.79%
Net investment income, to average net assets	2.82%	1.88%	1.30%	1.26%	1.95%
Portfolio turnover rate	168%	97%	79%	64%	85%

For a share outstanding throughout each period	Service Class Year Ended December 31,

	2009	2008	2007	2006	2005

Net asset value
Beginning of year	$6.18	$12.42	$11.98	$11.17	$12.24
Investment operations
Net investment income(a)	0.17	0.14	0.13	0.12	0.19
Net realized and unrealized gain (loss)	1.73	(4.01)	1.91	1.04	0.18

Total operations	1.90	(3.87)	2.04	1.16	0.37

Distributions
From net investment income	(0.24)	(0.15)	(0.24)	(0.17)	(0.26)
From net realized gains	—	(2.22)	(1.36)	(0.18)	(1.18)

Total distributions	(0.24)	(2.37)	(1.60)	(0.35)	(1.44)

Net asset value
End of year	$7.84	$6.18	$12.42	$11.98	$11.17

Total return(b)	31.16%	(37.00%)	18.29%	10.65%	3.54%
Net assets end of year (000’s)	$12,160	$7,777	$18,157	$14,065	$10,710
Ratio and supplemental data
Expenses to average net assets	1.07%	1.06%	1.04%	1.03%	1.04%
Net investment income, to average net assets	2.48%	1.46%	1.02%	1.01%	1.65%
Portfolio turnover rate	168%	97%	79%	64%	85%

(a)	Calculated based on average number of shares outstanding.

(b)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

Financial Highlights

Transamerica Diversified Equity VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,

	2009	2008	2007	2006	2005

Net asset value
Beginning of year	$13.82	$25.01	$22.05	$18.81	$17.69
Investment operations
Net investment income(a)	0.22	0.41	0.31	0.27	0.21
Net realized and unrealized gain (loss)	3.67	(11.21)	3.02	3.23	1.10

Total operations	3.89	(10.80)	3.33	3.50	1.31

Distributions
From net investment income	(0.22)	(0.39)	(0.37)	(0.26)	(0.19)

Total distributions	(0.22)	(0.39)	(0.37)	(0.26)	(0.19)

Net asset value
End of year	$17.49	$13.82	$25.01	$22.05	$18.81

Total return(b)	28.32%	(43.67%)	15.24%	18.79%	7.47%
Net assets end of year (000’s)	$422,067	$288,218	$611,618	$598,312	$581,669
Ratio and supplemental data
Expenses to average net assets	0.91%	0.84%	0.85%	0.87%	0.90%
Net investment income, to average net assets	1.49%	2.03%	1.31%	1.35%	1.20%
Portfolio turnover rate	54%	18%	34%	59%	61%

For a share outstanding throughout each period	Service Class Year Ended December 31,

	2009	2008	2007	2006	2005

Net asset value
Beginning of year	$13.74	$24.85	$21.93	$18.73	$17.65
Investment operations
Net investment income(a)	0.18	0.37	0.26	0.21	0.16
Net realized and unrealized gain (loss)	3.63	(11.15)	2.99	3.23	1.10

Total operations	3.81	(10.78)	3.25	3.44	1.26

Distributions
From net investment income	(0.19)	(0.33)	(0.33)	(0.24)	(0.18)

Total distributions	(0.19)	(0.33)	(0.33)	(0.24)	(0.18)

Net asset value
End of year	$17.36	$13.74	$24.85	$21.93	$18.73

Total return(b)	27.85%	(43.81%)	14.98%	18.45%	7.23%
Net assets end of year (000’s)	$22,817	$8,498	$24,292	$16,329	$7,930
Ratio and supplemental data
Expenses to average net assets	1.16%	1.09%	1.10%	1.12%	1.15%
Net investment income, to average net assets	1.16%	1.83%	1.11%	1.02%	0.88%
Portfolio turnover rate	54%	18%	34%	59%	61%

(a)	Calculated based on average number of shares outstanding.

(b)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

Financial Highlights

Transamerica Efficient Markets VP

For a share outstanding throughout each period	Initial Class			Service Class
	December 31, 2009	Nov 10 to Dec 31, 2008(i)		December 31, 2009	Nov 10 to Dec 31, 2008(i)

Net asset value
Beginning of year	$10.39	$10.00		$10.39	$10.00
Investment operations
Net investment income(a), (e)	0.27	0.10		0.25	0.11
Net realized and unrealized gain	1.62	0.29		1.61	0.28

Total operations	1.89	0.39		1.86	0.39

Distributions
From net investment income	(0.01)	—		(0.01)	—
From net realized gains	— (b)	—		— (b)	—

Total distributions	(0.01)	—		(0.01)	—

Net asset value
End of year	$12.27	$10.39		$12.24	$10.39

Total return(c)	18.15%	3.90	%(g)	17.86%	3.90	%(g)

Net assets end of year (000’s)	$831	$260		$26,854	$1,157
Ratio and supplemental data
Expenses to average net assets(d)
After reimbursement/fee waiver	0.52%	0.52	%(h)	0.77%	0.77	%(h)
Before reimbursement/fee waiver	0.70%	17.77	%(h)	0.95%	18.02	%(h)
Net investment income, to average net assets(e)	2.42%	7.15	%(h)	2.20%	8.04	%(h)
Portfolio turnover rate(f)	37%	2	%(g)	37%	2	%(g)

(a)	Calculated based on average number of shares outstanding.

(b)	Rounds to less than $(.01) per share.

(c)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)	Does not include expenses of the investment companies in which the fund invests.

(e)	Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(f)	Does not include the portfolio activity of the underlying funds.

(g)	Not annualized.

(h)	Annualized.

(i)	Commenced operations on November 10, 2008.

Financial Highlights

Transamerica Federated Market Opportunity VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,

	2009	2008	2007	2006	2005

Net asset value
Beginning of year	$13.37	$14.66	$15.40	$16.52	$17.59
Investment operations
Net investment income(a)	0.06	0.24	0.41	0.48	0.30
Net realized and unrealized gain (loss)	0.52	(0.85)	(0.50)	— (b)	0.52

Total operations	0.58	(0.61)	(0.09)	0.48	0.82

Distributions
From net investment income	(0.45)	(0.68)	(0.58)	(0.28)	(0.40)
From net realized gains	(1.35)	—	(0.07)	(1.32)	(1.49)

Total distributions	(1.80)	(0.68)	(0.65)	(1.60)	(1.89)

Net asset value
End of year	$12.15	$13.37	$14.66	$15.40	$16.52

Total return(c)	4.20%	(4.53%)	(0.48%)	2.76%	4.96%
Net assets end of year (000’s)	$285,979	$298,449	$401,656	$518,866	$577,785
Ratio and supplemental data
Expenses to average net assets	0.84%	0.81%	0.82%	0.81%	0.83%
Net investment income, to average net assets	0.47%	1.64%	2.72%	2.94%	1.76%
Portfolio turnover rate	183%	290%	56%	91%	55%

For a share outstanding throughout each period	Service Class Year Ended December 31,

	2009	2008	2007	2006	2005

Net asset value
Beginning of year	$13.91	$15.20	$15.94	$17.05	$18.12
Investment operations
Net investment income(a)	0.05	0.21	0.38	0.45	0.27
Net realized and unrealized gain (loss)	0.52	(0.87)	(0.52)	0.01	0.54

Total operations	0.57	(0.66)	(0.14)	0.46	0.81

Distributions
From net investment income	(0.39)	(0.63)	(0.53)	(0.25)	(0.39)
From net realized gains	(1.35)	—	(0.07)	(1.32)	(1.49)

Total distributions	(1.74)	(0.63)	(0.60)	(1.57)	(1.88)

Net asset value
End of year	$12.74	$13.91	$15.20	$15.94	$17.05

Total return (c)	3.95%	(4.65%)	(0.70%)	2.47%	4.72%
Net assets end of year (000’s)	$13,590	$14,000	$25,139	$32,406	$32,851
Ratio and supplemental data
Expenses to average net assets	1.09%	1.06%	1.07%	1.06%	1.08%
Net investment income, to average net assets	0.31%	1.38%	2.48%	2.67%	1.54%
Portfolio turnover rate	183%	290%	56%	91%	55%

(a)	Calculated based on average number of shares outstanding.

(b)	Rounds to less than ($0.01) or $0.01.

(c)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

Financial Highlights

Transamerica Focus VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,

	2009	2008	2007	2006	2005

Net asset value
Beginning of year	$7.43	$13.88	$14.73	$14.71	$14.22
Investment operations
Net investment income(a)	0.07	0.18	0.16	0.18	0.10
Net realized and unrealized gain (loss)	1.99	(4.67)	(0.01)	2.26	0.48

Total operations	2.06	(4.49)	0.15	2.44	0.58

Distributions
From net investment income	(0.21)	(0.21)	(0.20)	(0.16)	(0.09)
From net realized gains	—	(1.75)	(0.80)	(2.26)	—

Total distributions	(0.21)	(1.96)	(1.00)	(2.42)	(0.09)

Net asset value
End of year	$9.28	$7.43	$13.88	$14.73	$14.71

Total return (b)	27.91%	(36.36%)	1.04%	18.56%	4.08%
Net assets end of year (000’s)	$156,691	$146,079	$297,425	$370,692	$379,373
Ratio and supplemental data
Expenses to average net assets	0.90%	0.86%	0.87%	0.88%	0.86%
Net investment income, to average net assets	0.94%	1.62%	1.11%	1.22%	0.68%
Portfolio turnover rate	131%	35%	15%	15%	33%

For a share outstanding throughout each period	Service Class Year Ended December 31,

	2009	2008	2007	2006	2005

Net asset value
Beginning of year	$7.41	$13.83	$14.69	$14.68	$14.21
Investment operations
Net investment income(a)	0.05	0.15	0.13	0.15	0.06
Net realized and unrealized gain (loss)	1.98	(4.66)	(0.02)	2.25	0.48

Total operations	2.03	(4.51)	0.11	2.40	0.54

Distributions
From net investment income	(0.17)	(0.16)	(0.17)	(0.13)	(0.07)
From net realized gains	—	(1.75)	(0.80)	(2.26)	—

Total distributions	(0.17)	(1.91)	(0.97)	(2.39)	(0.07)

Net asset value
End of year	$9.27	$7.41	$13.83	$14.69	$14.68

Total return (b)	27.57%	(36.54%)	0.77%	18.29%	3.81%
Net assets end of year (000’s)	$5,301	$4,065	$11,910	$12,810	$8,680
Ratio and supplemental data
Expenses to average net assets	1.15%	1.11%	1.12%	1.13%	1.11%
Net investment income, to average net assets	0.66%	1.35%	0.86%	0.99%	0.44%
Portfolio turnover rate	131%	35%	15%	15%	33%

(a)	Calculated based on average number of shares outstanding.

(b)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts

Financial Highlights

Transamerica Foxhall Emerging Markets/Pacific Rim VP

For a share outstanding throughout each period	Initial Class Jul 1 to Dec 31, 2009(h)		Service Class Jul 1 to Dec 31, 2009(h)

Net asset value
Beginning of period	$10.00		$10.00
Investment operations
Net investment income(a),(d)	0.12		0.38
Net realized and unrealized gain	0.84		0.56

Total operations	0.96		0.94

Net asset value
End of period	$10.96		$10.94

Total return (b)	9.60	%(f)	9.40	%(f)

Net assets end of period (000’s)	$12,102		$4,370
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	1.00	%(g)	1.25	%(g)
Before reimbursement/fee waiver	1.87	%(g)	2.12	%(g)
Net investment income, to average net assets(d)	2.29	%(g)	7.03	%(g)
Portfolio turnover rate(e)	207	%(f)	207	%(f)

(a)	Calculated based on average number of shares outstanding.

(b)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)	Does not include expenses of the investment companies in which the fund invests.

(d)	Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(e)	Does not include the portfolio activity of the underlying funds.

(f)	Not annualized.

(g)	Annualized.

(h)	Commenced operations on July 1, 2009.

Financial Highlights

Transamerica Foxhall Global Conservative VP

For a share outstanding throughout each period	Initial Class Jul 1 to Dec 31, 2009(i)		Service Class Jul 1 to Dec 31, 2009(i)

Net asset value
Beginning of period	$10.00		$10.00
Investment operations
Net investment income(a),(e)	0.09		0.17
Net realized and unrealized loss	—	(b)	(0.09)

Total operations	0.09		0.08

Net asset value
End of period	$10.09		$10.08

Total return(c)	0.90	%(g)	0.80	%(g)

Net assets end of period (000’s)	$1,880		$2,971
Ratio and supplemental data
Expenses to average net assets(d)
After reimbursement/fee waiver	1.00	%(h)	1.25	%(h)
Before reimbursement/fee waiver	3.67	%(h)	3.92	%(h)
Net investment income, to average net assets(e)	1.80	%(h)	3.42	%(h)
Portfolio turnover rate(f)	198	%(g)	198	%(g)

(a)	Calculated based on average number of shares outstanding.

(b)	Rounds to less than ($0.01) or $0.01.

(c)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)	Does not include expenses of the investment companies in which the fund invests.

(e)	Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(f)	Does not include the portfolio activity of the underlying funds.

(g)	Not annualized.

(h)	Annualized.

(i)	Commenced operations on July 1, 2009.

Financial Highlights

Transamerica Foxhall Global Growth VP

For a share outstanding throughout each period	Initial Class Jul 1 to Dec 31, 2009(h)		Service Class Jul 1 to Dec 31, 2009(h)

Net asset value
Beginning of period	$10.00		$10.00
Investment operations
Net investment income(a),(d)	0.11		0.30
Net realized and unrealized gain	0.92		0.71

Total operations	1.03		1.01

Net asset value
End of period	$11.03		$11.01

Total return(b)	10.30	%(f)	10.10	%(f)

Net assets end of period (000’s)	$12,318		$5,513
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	1.00	%(g)	1.25	%(g)
Before reimbursement/fee waiver	1.87	%(g)	2.12	%(g)
Net investment income, to average net assets(d)	2.04	%(g)	5.46	%(g)
Portfolio turnover rate(e)	255	%(f)	255	%(f)

(a)	Calculated based on average number of shares outstanding.

(b)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)	Does not include expenses of the investment companies in which the fund invests.

(d)	Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(e)	Does not include the portfolio activity of the underlying funds.

(f)	Not annualized.

(g)	Annualized.

(h)	Commenced operations on July 1, 2009.

Financial Highlights

Transamerica Foxhall Global Hard Asset VP

For a share outstanding throughout each period	Initial Class Jul 1 to Dec 31, 2009(h)		Service Class Jul 1 to Dec 31, 2009(h)

Net asset value
Beginning of period	$10.00		$10.00
Investment operations
Net investment income(a),(d)	0.07		0.23
Net realized and unrealized gain	0.27		0.10

Total operations	0.34		0.33

Net asset value
End of period	$10.34		$10.33

Total return(b)	3.40	%(f)	3.30	%(f)

Net assets end of period (000’s)	$7,065		$3,262
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	1.00	%(g)	1.25	%(g)
Before reimbursement/fee waiver	2.19	%(g)	2.44	%(g)
Net investment income, to average net assets(d)	1.30	%(g)	4.57	%(g)
Portfolio turnover rate(e)	248	%(f)	248	%(f)

(a)	Calculated based on average number of shares outstanding.

(b)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)	Does not include expenses of the investment companies in which the fund invests.

(d)	Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(e)	Does not include the portfolio activity of the underlying funds.

(f)	Not annualized.

(g)	Annualized.

(h)	Commenced operations on July 1, 2009.

Financial Highlights

Transamerica Growth Opportunities VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,

	2009	2008		2007	2006	2005

Net asset value
Beginning of year	$7.74	$18.18		$16.00	$15.69	$14.66
Investment operations
Net investment income (loss)(a)	— (b)	0.03		(0.01)	0.01	0.04
Net realized and unrealized gain (loss)	2.85	(6.12)		3.58	0.76	2.18

Total operations	2.85	(6.09)		3.57	0.77	2.22

Distributions
From net investment income	(0.03)	—		(0.01)	(0.04)	—
From net realized gains	—	(4.35)		(1.38)	(0.42)	(1.19)

Total distributions	(0.03)	(4.35)		(1.39)	(0.46)	(1.19)

Net asset value
End of year	$10.56	$7.74		$18.18	$16.00	$15.69

Total return(c)	36.86%	(40.90%)		23.09%	5.10%	16.23%
Net assets end of year (000’s)	$288,629	$180,962		$485,162	$478,963	$445,761
Ratio and supplemental data
Expenses to average net assets	0.88%	0.85%		0.83%	0.84%	0.86%
Net investment income (loss), to average net assets	0.04%	0.25%		(0.08%)	0.05%	0.30%
Portfolio turnover rate	60%	47%		73%	68%	44%

For a share outstanding throughout each period	Service Class Year Ended December 31,

	2009	2008		2007	2006	2005

Net asset value
Beginning of year	$7.64	$18.00		$15.88	$15.59	$14.61
Investment operations
Net investment loss(a)	(0.02)	—	(b)	(0.06)	(0.03)	— (b)
Net realized and unrealized gain (loss)	2.81	(6.05)		3.56	0.75	2.17

Total operations	2.79	(6.05)		3.50	0.72	2.17

Distributions
From net investment income	—	—		—	(0.01)	—
From net realized gains	—	(4.31)		(1.38)	(0.42)	(1.19)

Total distributions	—	(4.31)		(1.38)	(0.43)	(1.19)

Net asset value
End of year	$10.43	$7.64		$18.00	$15.88	$15.59

Total return(c)	36.52%	(41.06%)		22.74%	4.90%	15.93%
Net assets end of year (000’s)	$11,126	$7,425		$20,062	$16,847	$14,980
Ratio and supplemental data
Expenses to average net assets	1.13%	1.10%		1.08%	1.09%	1.11%
Net investment loss, to average net assets	(0.20%)	—	%(d)	(0.33%)	(0.20%)	0.03%
Portfolio turnover rate	60%	47%		73%	68%	44%

(a)	Calculated based on average number of shares outstanding.

(b)	Rounds to less than ($0.01) or $0.01.

(c)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)	Rounds to less than (0.01%) or 0.01%.

Financial Highlights

Transamerica Hanlon Balanced VP

For a share outstanding throughout each period	Initial Class May 1 to Dec 31, 2009(d)		Service Class May 1 to Dec 31, 2009(d)

Net asset value
Beginning of period	$10.00		$10.00
Investment operations
Net investment income(a),(e)	0.49		0.62
Net realized and unrealized gain	0.91		0.76

Total operations	1.40		1.38

Net asset value
End of period	$11.40		$11.38

Total return(b)	14.00	%(g)	13.80	%(g)

Net assets end of year (000’s)	$5,067		$3,186
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	1.00	%(h)	1.25	%(h)
Before reimbursement/fee waiver	2.06	%(h)	2.31	%(h)
Net investment income, to average net assets(e)	6.78	%(h)	8.50	%(h)
Portfolio turnover rate(f)	48	%(g)	48	%(g)

(a)	Calculated based on average number of shares outstanding.

(b)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)	Does not include expenses of the investment companies in which the fund invests.

(d)	Commenced operations on May 1, 2009.

(e)	Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(f)	Does not include the portfolio activity of the underlying funds.

(g)	Not annualized.

(h)	Annualized.

Financial Highlights

Transamerica Hanlon Growth VP

For a share outstanding throughout each period	Initial Class May 1 to Dec 31, 2009(d)		Service Class May 1 to Dec 31, 2009(d)

Net asset value
Beginning of period	$10.00		$10.00
Investment operations
Net investment income(a),(e)	0.48		0.62
Net realized and unrealized gain	1.04		0.88

Total operations	1.52		1.50

Net asset value
End of period	$11.52		$11.50

Total return(b)	15.20	%(g)	15.00	%(g)

Net assets end of year (000’s)	$10,661		$2,093
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	1.00	%(h)	1.25	%(h)
Before reimbursement/fee waiver	1.53	%(h)	1.78	%(h)
Net investment income, to average net assets(e)	6.64	%(h)	8.51	%(h)
Portfolio turnover rate(f)	68	%(g)	68	%(g)

(a)	Calculated based on average number of shares outstanding.

(b)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)	Does not include expenses of the investment companies in which the fund invests.

(d)	Commenced operations on May 1, 2009.

(e)	Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(f)	Does not include the portfolio activity of the underlying funds.

(g)	Not annualized.

(h)	Annualized.

Financial Highlights

Transamerica Hanlon Growth and Income VP

For a share outstanding throughout each period	Initial Class May 1 to Dec 31, 2009(d)		Service Class May 1 to Dec 31, 2009(d)

Net asset value
Beginning of period	$10.00		$10.00
Investment operations
Net investment income(a),(e)	0.48		0.58
Net realized and unrealized gain	0.95		0.84

Total operations	1.43		1.42

Net asset value
End of period	$11.43		$11.42

Total return(b)	14.30	%(g)	14.20	%(g)

Net assets end of year (000’s)	$6,712		$2,285
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	1.00	%(h)	1.25	%(h)
Before reimbursement/fee waiver	1.88	%(h)	2.13	%(h)
Net investment income, to average net assets(e)	6.73	%(h)	8.02	%(h)
Portfolio turnover rate(f)	56	%(g)	56	%(g)

(a)	Calculated based on average number of shares outstanding.

(b)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)	Does not include expenses of the investment companies in which the fund invests.

(d)	Commenced operations on May 1, 2009.

(e)	Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(f)	Does not include the portfolio activity of the underlying funds.

(g)	Not annualized.

(h)	Annualized.

Financial Highlights

Transamerica Hanlon Managed Income VP

For a share outstanding throughout each period	Initial Class May 1 to Dec 31, 2009(d)		Service Class May 1 to Dec 31, 2009(d)

Net asset value
Beginning of period	$10.00		$10.00
Investment operations
Net investment income(a),(e)	0.35		0.39
Net realized and unrealized gain	0.74		0.69

Total operations	1.09		1.08

Net asset value
End of period	$11.09		$11.08

Total return(b)	10.90	%(g)	10.80	%(g)

Net assets end of year (000’s)	$17,794		$19,495
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	1.00	%(h)	1.25	%(h)
Before reimbursement/fee waiver	1.32	%(h)	1.57	%(h)
Net investment income, to average net assets(e)	4.90	%(h)	5.29	%(h)
Portfolio turnover rate(f)	99	%(g)	99	%(g)

(a)	Calculated based on average number of shares outstanding.

(b)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)	Does not include expenses of the investment companies in which the fund invests.

(d)	Commenced operations on May 1, 2009.

(e)	Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(f)	Does not include the portfolio activity of the underlying funds.

(g)	Not annualized.

(h)	Annualized.

Financial Highlights

Transamerica Index 35 VP

For a share outstanding throughout each period	Initial Class Nov 19 to Dec 31, 2009(h)		Service Class Nov 19 to Dec 31, 2009(h)

Net asset value
Beginning of year	$10.00		$10.00
Investment operations
Net investment income(a),(d)	0.07		0.10
Net realized and unrealized gain	(0.07)		(0.10)

Total operations	0.00		0.00

Net asset value
End of period	$10.00		$10.00

Total return(b)	—	%(f)	—	%(f)

Net assets end of year (000’s)	$250		$1,755
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	0.37	%(g)	0.62	%(g)
Before reimbursement/fee waiver	27.72	%(g)	27.97	%(g)
Net investment income, to average net assets(d)	5.92	%(g)	8.60	%(g)
Portfolio turnover rate(e)	1	%(f)	1	%(f)

(a)	Calculated based on average number of shares outstanding.

(b)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)	Does not include expenses of the investment companies in which the fund invests.

(d)	Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(e)	Does not include the portfolio activity of the underlying funds.

(f)	Not annualized.

(g)	Annualized.

(h)	Commenced operations on November 19, 2009.

Financial Highlights

Transamerica Index 50 VP

For a share outstanding throughout each period	Initial Class			Service Class
	December 31, 2009	May 1 to Dec 31, 2008(h)		December 31, 2009	May 1 to Dec 31, 2008(h)

Net asset value
Beginning of year	$8.28	$10.00		$8.26	$10.00
Investment operations
Net investment income(a),(d)	0.26	0.25		0.28	0.38
Net realized and unrealized gain (loss)	1.12	(1.97)		1.08	(2.12)

Total operations	1.38	(1.72)		1.36	(1.74)

Distributions
From net investment income	(0.03)	—		(0.02)	—

Total distributions	(0.03)	—		(0.02)	—

Net asset value
End of year	$9.63	$8.28		$9.60	$8.26

Total return(b)	16.62%	(17.20	)%(f)	16.53%	(17.40	)%(f)

Net assets end of year (000’s)	$378	$315		$191,443	$22,471
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	0.37%	0.37	%(g)	0.62%	0.62	%(g)
Before reimbursement/fee waiver	0.38%	1.23	%(g)	0.63%	1.48	%(g)
Net investment income, to average net assets(d)	2.91%	4.21	%(g)	3.09%	7.06	%(g)
Portfolio turnover rate(e)	27%	17	%(f)	27%	17	%(f)

(a)	Calculated based on average number of shares outstanding.

(b)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)	Does not include expenses of the investment companies in which the fund invests.

(d)	Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(e)	Does not include the portfolio activity of the underlying funds.

(f)	Not annualized.

(g)	Annualized.

(h)	Commenced operations on May 1, 2008.

Financial Highlights

Transamerica Index 75 VP

For a share outstanding throughout each period	Initial Class			Service Class
	December 31, 2009	May 1 to Dec 31, 2008(i)		December 31, 2009	May 1 to Dec 31, 2008(i)

Net asset value
Beginning of year	$7.31	$10.00		$7.29	$10.00
Investment operations
Net investment income(a),(e)	0.16	0.33		0.23	0.38
Net realized and unrealized gain (loss)	1.57	(3.02)		1.46	(3.09)

Total operations	1.73	(2.69)		1.69	(2.71)

Distributions
From net investment income	(0.03)	—		(0.03)	—
From net realized gains	— (b)	—		— (b)	—

Total distributions	(0.03)	—		(0.03)	—

Net asset value
End of year	$9.01	$7.31		$8.95	$7.29

Total return(c)	23.68%	(26.90	)%(g)	23.18%	(27.10	)%(g)

Net assets end of year (000’s)	$1,016	$2		$431,394	$57
Ratio and supplemental data
Expenses to average net assets(d)
After reimbursement/fee waiver	0.37%	0.37	%(h)	0.62%	0.62	%(h)
Before reimbursement/fee waiver	0.35%	0.67	%(h)	0.60%	0.92	% (h)
Net investment income, to average net assets(e)	2.17%	6.63	%(h)	2.75%	7.71	% (h)
Portfolio turnover rate(f)	24%	11	% (g)	24%	11	% (g)

(a)	Calculated based on average number of shares outstanding.

(b)	Rounds to less than ($0.01) or $0.01.

(c)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)	Does not include expenses of the investment companies in which the fund invests.

(e)	Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(f)	Does not include the portfolio activity of the underlying funds.

(g)	Not annualized.

(h)	Annualized.

(i)	Commenced operations on May 1, 2008.

Financial Highlights

Transamerica Index 100 VP

For a share outstanding throughout each period			Service Class
	Initial Class Nov 19 to Dec 31, 2009(h)		Nov 19 to Dec 31, 2009(h)

Net asset value
Beginning of year	$10.00		$10.00
Investment operations
Net investment income(a),(d)	0.10		0.14
Net realized and unrealized gain	0.16		0.12

Total operations	0.26		0.26

Net asset value
End of period	$10.26		$10.26

Total return(b)	2.60	%(f)	2.60	%(f)

Net assets end of year (000’s)	$257		$640
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	0.40	%(g)	0.65	%(g)
Before reimbursement/fee waiver	61.05	%(g)	61.30	%(g)
Net investment income, to average net assets(d)	8.52	%(g)	12.07	%(g)
Portfolio turnover rate(e)	7	%(f)	7	%(f)

(a)	Calculated based on average number of shares outstanding.

(b)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)	Does not include expenses of the investment companies in which the fund invests.

(d)	Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(e)	Does not include the portfolio activity of the underlying funds.

(f)	Not annualized.

(g)	Annualized.

(h)	Commenced operations on November 19, 2009.

Financial Highlights

Transamerica International Moderate Growth VP

For a share outstanding throughout each period	Initial Class
	Year Ended December 31,				May 1 to Dec 31, 2006(h)

	2009	2008	2007

Net asset value
Beginning of year	$6.72	$11.12	$10.43		$10.00
Investment operations
Net investment income(a),(c)	0.25	0.26	0.56		0.85
Net realized and unrealized gain (loss)	1.73	(4.14)	0.34		(0.42)

Total operations	1.98	(3.88)	0.90		0.43

Distributions
From net investment income	(0.20)	(0.21)	(0.13)		—
From net realized gains	—	(0.31)	(0.08)		—

Total distributions	(0.20)	(0.52)	(0.21)		—

Net asset value
End of year	$8.50	$6.72	$11.12		$10.43

Total return(b)	29.69%	(36.12)%	8.69%		4.30	%(f)

Net assets end of year (000’s)	$19,430	$15,195	$24,495		$7,516
Ratio and supplemental data
Expenses to average net assets(d)
After reimbursement/fee waiver	0.14%	0.15%	0.19	%(i)	0.25	%(g)
Before reimbursement/fee waiver	0.14%	0.15%	0.19	%(i)	0.39	%(g)
Net investment income, to average net assets(c)	3.43%	2.76%	5.05%		12.92	%(g)
Portfolio turnover rate(e)	31%	19%	1%		1	%(f)

For a share outstanding throughout each period	Service Class
	Year Ended December 31,				May 1 to Dec 31, 2006(h)

	2009	2008	2007

Net asset value
Beginning of year	$6.68	$11.08	$10.41		$10.00
Investment operations
Net investment income(a),(c)	0.25	0.28	0.57		0.84
Net realized and unrealized gain (loss)	1.70	(4.17)	0.31		(0.43)

Total operations	1.95	(3.89)	0.88		0.41

Distributions
From net investment income	(0.19)	(0.20)	(0.13)		—
From net realized gains	—	(0.31)	(0.08)		—

Total distributions	(0.19)	(0.51)	(0.21)		—

Net asset value
End of year	$8.44	$6.68	$11.08		$10.41

Total return(b)	29.33%	(36.32)%	8.49%		4.10	%(f)

Net assets end of year (000’s)	$422,402	$255,872	$225,620		$44,053
Ratio and supplemental data

Expenses to average net assets(d)
After reimbursement/fee waiver	0.39%	0.40%	0.44	%(i)	0.50	%(g)
Before reimbursement/fee waiver	0.39%	0.40%	0.44	%(i)	0.64	%(g)
Net investment income, to average net assets(c)	3.40%	3.08%	5.18%		12.63	%(g)
Portfolio turnover rate(e)	31%	19%	1%		1	%(f)

(a)	Calculated based on average number of shares outstanding.

(b)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)	Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying affiliated investment companies in which the fund invests.

(d)	Does not include expenses of the investment companies in which the fund invests.

(e)	Does not include the portfolio activity of the underlying affiliated funds.

(f)	Not annualized.

(g)	Annualized.

(h)	Commenced operations on May 1, 2006.

(i)	Ratio is inclusive of recaptured expenses by the investment adviser. The impact of recaptured expenses was 0.02% and 0.02% for Initial Class and Service Class, respectively.

 Financial Highlights

Transamerica Jennison Growth VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,

	2009	2008	2007	2006	2005

Net asset value
Beginning of year	$5.00	$8.25	$7.86	$8.55	$8.01
Investment operations
Net investment income (loss)(a)	0.01	0.02	0.01	0.01	(0.01)
Net realized and unrealized gain (loss)	2.04	(2.99)	0.86	0.08	1.07

Total operations	2.05	(2.97)	0.87	0.09	1.06

Distributions
From net investment income	(0.01)	(0.01)	(0.01)	—	(0.02)
From net realized gains	—	(0.27)	(0.47)	(0.78)	(0.50)

Total distributions	(0.01)	(0.28)	(0.48)	(0.78)	(0.52)

Net asset value
End of year	$7.04	$5.00	$8.25	$7.86	$8.55

Total return(c)	41.00%	(37.01%)	11.51%	1.96%	13.79%
Net assets end of year (000’s)	$476,900	$192,623	$161,847	$145,174	$152,630
Ratio and supplemental data
Expenses to average net assets	0.85%	0.86%	0.86%	0.87%	0.87%
Net investment income (loss), to average net assets	0.16%	0.29%	0.16%	0.07%	(0.14%)
Portfolio turnover rate	76%	74%	72%	78%	67%

For a share outstanding throughout each period	Service Class Year Ended December 31,

	2009	2008	2007	2006	2005

Net asset value
Beginning of year	$4.94	$8.16	$7.79	$8.51	$7.98
Investment operations
Net investment loss(a)	(0.01)	– (b)	(0.01)	(0.02)	(0.03)
Net realized and unrealized gain (loss)	2.02	(2.95)	0.85	0.08	1.06

Total operations	2.01	(2.95)	0.84	0.06	1.03

Distributions
From net investment income	—	—	—	—	— (b)
From net realized gains	—	(0.27)	(0.47)	(0.78)	(0.50)

Total distributions	—	(0.27)	(0.47)	(0.78)	(0.50)

Net asset value
End of year	$6.95	$4.94	$8.16	$7.79	$8.51

Total return(c)	40.69%	(37.11%)	11.28%	1.60%	13.52%
Net assets end of year (000’s)	$3,324	$695	$1,223	$838	$469
Ratio and supplemental data
Expenses to average net assets	1.10%	1.11%	1.11%	1.12%	1.12%
Net investment income (loss), to average net assets	(0.13%)	0.01%	(0.13%)	(0.21%)	(0.41%)
Portfolio turnover rate	76%	74%	72%	78%	67%

(a)	Calculated based on average number of shares outstanding.

(b)	Rounds to less than ($0.01) or $0.01.

(c)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

 Financial Highlights

Transamerica JPMorgan Core Bond VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,

	2009	2008	2007	2006	2005

Net asset value
Beginning of year	$11.95	$11.81	$11.66	$11.83	$12.23
Investment operations
Net investment income(a)	0.73	0.58	0.52	0.53	0.54
Net realized and unrealized gain (loss)	0.40	0.06	0.26	(0.07)	(0.26)

Total operations	1.13	0.64	0.78	0.46	0.28

Distributions
From net investment income	(0.58)	(0.50)	(0.63)	(0.63)	(0.66)
From net realized gains	(0.09)	—	—	—	(0.02)

Total distributions	(0.67)	(0.50)	(0.63)	(0.63)	(0.68)

Net asset value
End of year	$12.41	$11.95	$11.81	$11.66	$11.83

Total return(b)	9.58%	5.58%	6.85%	3.92%	2.30%
Net assets end of year (000’s)	$159,532	$135,307	$142,788	$157,167	$185,820
Ratio and supplemental data
Expenses to average net assets	0.57%	0.55%	0.58%	0.57%	0.59%
Net investment income, to average net assets	5.95%	4.88%	4.46%	4.54%	4.42%
Portfolio turnover rate	18%	28%	4%	5%	6%

For a share outstanding throughout each period	Service Class Year Ended December 31,

	2009	2008	2007	2006	2005

Net asset value
Beginning of year	$12.58	$12.43	$12.24	$12.41	$12.81
Investment operations
Net investment income(a)	0.74	0.58	0.52	0.53	0.53
Net realized and unrealized gain (loss)	0.43	0.06	0.27	(0.09)	(0.27)

Total operations	1.17	0.64	0.79	0.44	0.26

Distributions
From net investment income	(0.55)	(0.49)	(0.60)	(0.61)	(0.64)
From net realized gains	(0.09)	—	—	—	(0.02)

Total distributions	(0.64)	(0.49)	(0.60)	(0.61)	(0.66)

Net asset value
End of year	$13.11	$12.58	$12.43	$12.24	$12.41

Total return(b)	9.38%	5.25%	6.61%	3.63%	2.07%
Net assets end of year (000’s)	$16,511	$13,957	$11,460	$10,591	$8,293
Ratio and supplemental data
Expenses to average net assets	0.82%	0.80%	0.83%	0.82%	0.84%
Net investment income, to average net assets	5.73%	4.65%	4.21%	4.29%	4.16%
Portfolio turnover rate	18%	28%	4%	5%	6%

(a)	Calculated based on average number of shares outstanding.

(b)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

 Financial Highlights

Transamerica JPMorgan Enhanced Index VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,

	2009	2008	2007	2006	2005

Net asset value
Beginning of year	$8.15	$16.43	$16.35	$14.34	$14.04
Investment operations
Net investment income(a)	0.14	0.20	0.19	0.17	0.13
Net realized and unrealized gain (loss)	2.26	(5.49)	0.56	2.01	0.35

Total operations	2.40	(5.29)	0.75	2.18	0.48

Distributions
From net investment income	(0.19)	(0.23)	(0.21)	(0.17)	(0.18)
From net realized gains	—	(2.76)	(0.46)	—	—

Total distributions	(0.19)	(2.99)	(0.67)	(0.17)	(0.18)

Net asset value
End of year	$10.36	$8.15	$16.43	$16.35	$14.34

Total return(b)	29.59%	(37.35%)	4.54%	15.31%	3.46%
Net assets end of year (000’s)	$107,759	$83,543	$164,761	$193,322	$200,857
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.84%	0.82%	0.81%	0.81%	0.83%
Before reimbursement/fee waiver	0.85%	0.82%	0.81%	0.81%	0.83%
Net investment income, to average net assets	1.57%	1.59%	1.13%	1.16%	0.95%
Portfolio turnover rate	117%	74%	55%	55%	42%

For a share outstanding throughout each period	Service Class Year Ended December 31,

	2009	2008	2007	2006	2005

Net asset value
Beginning of year	$8.17	$16.45	$16.37	$14.36	$14.08
Investment operations
Net investment income(a)	0.12	0.17	0.15	0.14	0.10
Net realized and unrealized gain (loss)	2.26	(5.50)	0.56	2.00	0.35

Total operations	2.38	(5.33)	0.71	2.14	0.45

Distributions
From net investment income	(0.15)	(0.19)	(0.17)	(0.13)	(0.17)
From net realized gains	—	(2.76)	(0.46)	—	—

Total distributions	(0.15)	(2.95)	(0.63)	(0.13)	(0.17)

Net asset value
End of year	$10.40	$8.17	$16.45	$16.37	$14.36

Total return(b)	29.32%	(37.52%)	4.30%	14.96%	3.20%
Net assets end of year (000’s)	$4,671	$3,116	$7,051	$6,851	$7,462
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.09%	1.07%	1.06%	1.06%	1.08%
Before reimbursement/fee waiver	1.10%	1.07%	1.06%	1.06%	1.08%
Net investment income, to average net assets	1.32%	1.32%	0.88%	0.91%	0.71%
Portfolio turnover rate	117%	74%	55%	55%	42%

(a)	Calculated based on average number of shares outstanding.

(b)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

Financial Highlights

Transamerica JPMorgan Mid Cap Value VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,

	2009	2008	2007	2006	2005

Net asset value
Beginning of year	$9.25	$15.79	$16.60	$15.89	$14.81
Investment operations
Net investment income(a)	0.18	0.19	0.19	0.17	0.13
Net realized and unrealized gain (loss)	2.22	(4.89)	0.29	2.39	1.22

Total operations	2.40	(4.70)	0.48	2.56	1.35

Distributions
From net investment income	(0.18)	(0.20)	(0.17)	(0.15)	(0.03)
From net realized gains	(0.31)	(1.64)	(1.12)	(1.70)	(0.24)

Total distributions	(0.49)	(1.84)	(1.29)	(1.85)	(0.27)

Net asset value
End of year	$11.16	$9.25	$15.79	$16.60	$15.89

Total return(b)	26.41%	(32.88%)	2.83%	17.25%	9.15%
Net assets end of year (000’s)	$238,019	$190,306	$336,861	$353,498	$338,377
Ratio and supplemental data
Expenses to average net assets	0.89%	0.88%	0.87%	0.88%	0.89	%(c)
Net investment income, to average net assets	1.85%	1.40%	1.10%	1.02%	0.82%
Portfolio turnover rate	34%	43%	45%	40%	68%

For a share outstanding throughout each period	Service Class Year Ended December 31,

	2009	2008	2007	2006	2005

Net asset value
Beginning of year	$9.22	$15.73	$16.54	$15.83	$14.77
Investment operations
Net investment income(a)	0.16	0.14	0.15	0.13	0.09
Net realized and unrealized gain (loss)	2.21	(4.87)	0.28	2.37	1.22

Total operations	2.37	(4.73)	0.43	2.50	1.31

Distributions
From net investment income	(0.13)	(0.14)	(0.12)	(0.09)	(0.01)
From net realized gains	(0.31)	(1.64)	(1.12)	(1.70)	(0.24)

Total distributions	(0.44)	(1.78)	(1.24)	(1.79)	(0.25)

Net asset value
End of year	$11.15	$9.22	$15.73	$16.54	$15.83

Total return(b)	26.12%	(33.08%)	2.53%	16.96%	8.86%
Net assets end of year (000’s)	$669	$161	$435	$516	$614
Ratio and supplemental data
Expenses to average net assets	1.14%	1.13%	1.12%	1.13%	1.14	%(c)
Net investment income, to average net assets	1.63%	1.08%	0.89%	0.77%	0.59%
Portfolio turnover rate	34%	43%	45%	40%	68%

(a)	Calculated based on average number of shares outstanding.

(b)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)	Includes recaptured expense by the investment adviser. The impact of recaptured expense was 0.02%.

Financial Highlights

Transamerica MFS International Equity VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,

	2009	2008	2007	2006	2005

Net asset value
Beginning of year	$4.98	$8.88	$10.03	$8.75	$8.61
Investment operations
Net investment income(a)	0.08	0.15	0.18	0.08	0.11
Net realized and unrealized gain (loss)	1.53	(3.04)	0.63	1.88	0.92

Total operations	1.61	(2.89)	0.81	1.96	1.03

Distributions
From net investment income	(0.15)	(0.13)	(0.10)	(0.14)	(0.07)
From net realized gains	—	(0.88)	(1.86)	(0.54)	(0.82)

Total distributions	(0.15)	(1.01)	(1.96)	(0.68)	(0.89)

Net asset value
End of year	$6.44	$4.98	$8.88	$10.03	$8.75

Total return(b)	32.68%	(35.29%)	9.15%	23.07%	12.86%
Net assets end of year (000’s)	$191,514	$167,025	$327,306	$354,278	$265,260
Ratio and supplemental data
Expenses to average net assets	1.08%	1.05%	1.05%	1.07%	1.10%
Net investment income, to average net assets	1.58%	2.03%	1.77%	0.79%	1.30%
Portfolio turnover rate	18%	26%	35%	138%	103%

For a share outstanding throughout each period	Service Class Year Ended December 31,

	2009	2008	2007	2006	2005

Net asset value
Beginning of year	$4.92	$8.80	$9.97	$8.70	$8.59
Investment operations
Net investment income(a)	0.06	0.12	0.12	0.05	0.08
Net realized and unrealized gain (loss)	1.51	(3.01)	0.66	1.89	0.91

Total operations	1.57	(2.89)	0.78	1.94	0.99

Distributions
From net investment income	(0.13)	(0.11)	(0.09)	(0.13)	(0.06)
From net realized gains	—	(0.88)	(1.86)	(0.54)	(0.82)

Total distributions	(0.13)	(0.99)	(1.95)	(0.67)	(0.88)

Net asset value
End of year	$6.36	$4.92	$8.80	$9.97	$8.70

Total return(b)	32.24%	(35.54%)	8.87%	22.92%	12.42%
Net assets end of year (000’s)	$13,324	$7,656	$14,658	$8,120	$3,850
Ratio and supplemental data
Expenses to average net assets	1.33%	1.30%	1.30%	1.32%	1.35%
Net investment income, to average net assets	1.17%	1.76%	1.27%	0.55%	0.97%
Portfolio turnover rate	18%	26%	35%	138%	103%

(a)	Calculated based on average number of shares outstanding.

(b)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

Financial Highlights

Transamerica Money Market VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,

	2009		2008	2007	2006	2005

Net asset value
Beginning of year	$1.00		$1.00	$1.00	$1.00	$1.00
Investment operations
Net investment income(a)	—	(b)	0.02	0.05	0.05	0.03

Total operations	—	(b)	0.02	0.05	0.05	0.03

Distributions
From net investment income	—	(b)	(0.02)	(0.05)	(0.05)	(0.03)

Total distributions	—	(b)	(0.02)	(0.05)	(0.05)	(0.03)

Net asset value
End of year	$1.00		$1.00	$1.00	$1.00	$1.00

Total return(c)	0.13%		2.37%	4.91%	4.74%	2.89%
Net assets end of year (000’s)	$493,531		$806,629	$495,893	$454,784	$347,350
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.36	%(d)	0.41%	0.40%	0.40%	0.40%
Before reimbursement/fee waiver	0.43	%(d)	0.41%	0.40%	0.40%	0.40%
Net investment income, to average net assets	0.15%		2.31%	4.88%	4.69%	2.84%

For a share outstanding throughout each period	Service Class Year Ended December 31,

	2009		2008	2007	2006	2005

Net asset value
Beginning of year	$1.00		$1.00	$1.00	$1.00	$1.00
Investment operations
Net investment income(a)	—	(b)	0.02	0.05	0.04	0.03

Total operations	—	(b)	0.02	0.05	0.04	0.03

Distributions
From net investment income	—	(b)	(0.02)	(0.05)	(0.04)	(0.03)

Total distributions	—	(b)	(0.02)	(0.05)	(0.04)	(0.03)

Net asset value
End of year	$1.00		$1.00	$1.00	$1.00	$1.00

Total return(c)	0.04%		2.28%	4.65%	4.48%	2.63%
Net assets end of year (000’s)	$250,760		$297,764	$94,703	$43,663	$29,402
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.46	%(d)	0.66%	0.65%	0.65%	0.65%
Before reimbursement/fee waiver	0.68	%(d)	0.66%	0.65%	0.65%	0.65%
Net investment income, to average net assets	0.04%		1.95%	4.62%	4.47%	2.69%

(a)	Calculated based on average number of shares outstanding.

(b)	Rounds to less than ($0.01) or $0.01.

(c)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)	Ratios are inclusive of Treasury expense. The impact of this expense was 0.03% on the Initial Class and 0.02% on the Service Class.

Financial Highlights

Transamerica Morgan Stanley Active International Allocation VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,

	2009	2008	2007	2006	2005

Net asset value
Beginning of year	$8.73	$17.16	$15.29	$12.42	$11.30
Investment operations
Net investment income(a)	0.15	0.28	0.29	0.25	0.18
Net realized and unrealized gain (loss)	2.10	(6.34)	2.05	2.67	1.34

Total operations	2.25	(6.06)	2.34	2.92	1.52

Distributions
From net investment income	(0.02)	(0.49)	(0.47)	(0.05)	(0.40)
From net realized gains	(0.15)	(1.88)	—	—	—

Total distributions	(0.17)	(2.37)	(0.47)	(0.05)	(0.40)

Net asset value
End of year	$10.81	$8.73	$17.16	$15.29	$12.42

Total return(c)	25.88%	(38.83%)	15.60%	23.51%	13.79%
Net assets end of year (000’s)	$129,300	$120,650	$247,159	$230,638	$190,875
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.07%	1.07%	1.02%	0.94%	0.94%
Before reimbursement/fee waiver	1.12%	1.09%	1.04%	1.05%	1.12%
Net investment income, to average net assets	1.66%	2.08%	1.75%	1.84%	1.62%
Portfolio turnover rate	38%	27%	27%	17%	22%

For a share outstanding throughout each period	Service Class Year Ended December 31,

	2009	2008	2007	2006	2005

Net asset value
Beginning of year	$8.70	$17.12	$15.28	$12.43	$11.32
Investment operations
Net investment income(a)	0.12	0.25	0.25	0.21	0.15
Net realized and unrealized gain (loss)	2.10	(6.33)	2.04	2.67	1.36

Total operations	2.22	(6.08)	2.29	2.88	1.51

Distributions
From net investment income	— (b)	(0.46)	(0.45)	(0.03)	(0.40)
From net realized gains	(0.15)	(1.88)	—	—	—

Total distributions	(0.15)	(2.34)	(0.45)	(0.03)	(0.40)

Net asset value
End of year	$10.77	$8.70	$17.12	$15.28	$12.43

Total return(c)	25.68%	(39.05%)	15.27%	23.18%	13.61%
Net assets end of year (000’s)	$13,613	$9,046	$17,983	$12,147	$4,917
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.32%	1.32%	1.27%	1.19%	1.19%
Before reimbursement/fee waiver	1.37%	1.34%	1.29%	1.30%	1.37%
Net investment income, to average net assets	1.30%	1.84%	1.47%	1.48%	1.27%
Portfolio turnover rate	38%	27%	27%	17%	22%

(a)	Calculated based on average number of shares outstanding.

(b)	Rounds to less than ($0.01) or $0.01.

(c)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

Financial Highlights

Transamerica Morgan Stanley Mid-Cap Growth VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,

	2009	2008	2007	2006	2005

Net asset value
Beginning of year	$13.59	$25.83	$21.08	$19.18	$17.85
Investment operations
Net investment income (loss)(a)	0.03	— (b)	0.11	0.05	(0.02)
Net realized and unrealized gain (loss)	8.20	(11.80)	4.64	1.85	1.37

Total operations	8.23	(11.80)	4.75	1.90	1.35

Distributions
From net investment income	—	(0.44)	—	—	(0.02)

Total distributions	—	(0.44)	—	—	(0.02)

Net asset value
End of year	$21.82	$13.59	$25.83	$21.08	$19.18

Total return(c)	60.56%	(46.29%)	22.53%	9.91%	7.55%
Net assets end of year (000’s)	$437,513	$294,219	$648,069	$593,375	$642,496
Ratio and supplemental data
Expenses to average net assets	0.93%	0.87%	0.89%	0.89%	0.92%
Net investment income (loss), to average net assets	0.16%	0.03%	0.47%	0.24%	(0.13%)
Portfolio turnover rate	35%	39%	76%	65%	177%

For a share outstanding throughout each period	Service Class Year Ended December 31,

	2009	2008	2007	2006		2005

Net asset value
Beginning of year	$13.44	$25.56	$20.91	$19.07		$17.78
Investment operations
Net investment income (loss)(a)	(0.01)	(0.05)	0.05	—	(b)	(0.07)
Net realized and unrealized gain (loss)	8.09	(11.68)	4.60	1.84		1.36

Total operations	8.08	(11.73)	4.65	1.84		1.29

Distributions
From net investment income	—	(0.39)	—	—		—

Total distributions	—	(0.39)	—	—		—

Net asset value
End of year	$21.52	$13.44	$25.56	$20.91		$19.07

Total return(c)	60.12%	(46.44%)	22.24%	9.59%		7.31%
Net assets end of year (000’s)	$10,729	$4,363	$12,057	$6,634		$4,758
Ratio and supplemental data
Expenses to average net assets	1.18%	1.12%	1.14%	1.14%		1.17%
Net investment income (loss), to average net assets	(0.06%)	(0.22%)	0.21%	—	%(d)	(0.40%)
Portfolio turnover rate	35%	39%	76%	65%		177%

(a)	Calculated based on average number of shares outstanding.

(b)	Rounds to less than ($0.01) or $0.01.

(c)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)	Rounds to less than (0.01%) or 0.01%.

Financial Highlights

Transamerica Multi Managed Large Cap Core VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,

	2009	2008	2007	2006	2005

Net asset value
Beginning of year	$9.09	$19.04	$18.73	$18.23	$16.90
Investment operations
Net investment income(a)	0.10	0.18	0.19	0.15	0.14
Net realized and unrealized gain (loss)	4.02	(7.25)	1.50	1.59	1.43

Total operations	4.12	(7.07)	1.69	1.74	1.57

Distributions
From net investment income	(0.09)	(0.23)	(0.19)	(0.18)	(0.24)
From net realized gains	—	(2.65)	(1.19)	(1.06)	—

Total distributions	(0.09)	(2.88)	(1.38)	(1.24)	(0.24)

Net asset value
End of year	$13.12	$9.09	$19.04	$18.73	$18.23

Total return(b)	45.41%	(42.08%)	9.25%	10.33%	9.41%
Net assets end of year (000’s)	$199,996	$73,100	$153,192	$180,443	$208,119
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.84%	0.83%	0.82%	0.82%	0.82%
Before reimbursement/fee waiver	0.85%	0.83%	0.82%	0.82%	0.82%
Net investment income, to average net assets	0.91%	1.20%	0.97%	0.81%	0.84%
Portfolio turnover rate	73%	37%	37%	40%	50%

For a share outstanding throughout each period	Service Class Year Ended December 31,

	2009	2008	2007	2006	2005

Net asset value
Beginning of year	$9.27	$19.36	$19.04	$18.52	$17.19
Investment operations
Net investment income(a)	0.07	0.14	0.15	0.10	0.10
Net realized and unrealized gain (loss)	4.10	(7.38)	1.51	1.63	1.45

Total operations	4.17	(7.24)	1.66	1.73	1.55

Distributions
From net investment income	(0.08)	(0.20)	(0.15)	(0.15)	(0.22)
From net realized gains	—	(2.65)	(1.19)	(1.06)	—

Total distributions	(0.08)	(2.85)	(1.34)	(1.21)	(0.22)

Net asset value
End of year	$13.36	$9.27	$19.36	$19.04	$18.52

Total return(b)	45.09%	(42.20%)	8.94%	10.06%	9.12%
Net assets end of year (000’s)	$12,453	$1,852	$1,878	$1,428	$1,076
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.09%	1.08%	1.06%	1.07%	1.07%
Before reimbursement/fee waiver	1.10%	1.08%	1.06%	1.07%	1.07%
Net investment income, to average net assets	0.65%	0.98%	0.74%	0.55%	0.59%
Portfolio turnover rate	73%	37%	37%	40%	50%

(a)	Calculated based on average number of shares outstanding.

(b)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

Financial Highlights

Transamerica PIMCO Total Return VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,

	2009	2008	2007	2006	2005

Net asset value
Beginning of year	$10.66	$11.65	$10.98	$10.91	$11.12
Investment operations
Net investment income(a)	0.52	0.55	0.50	0.45	0.36
Net realized and unrealized gain (loss)	1.16	(0.86)	0.46	—	(0.10)

Total operations	1.68	(0.31)	0.96	0.45	0.26

Distributions
From net investment income	(0.73)	(0.51)	(0.29)	(0.38)	(0.20)
From net realized gains	(0.36)	(0.17)	— (b)	—	(0.27)

Total distributions	(1.09)	(0.68)	(0.29)	(0.38)	(0.47)

Net asset value
End of year	$11.25	$10.66	$11.65	$10.98	$10.91

Total return(c)	16.03%	(2.79%)	8.95%	4.21%	2.33%
Net assets end of year (000’s)	$1,365,123	$1,213,602	$1,292,286	$976,434	$726,038
Ratio and supplemental data
Expenses to average net assets	0.70%	0.70%	0.70%	0.73%	0.74%
Net investment income, to average net assets	4.62%	4.87%	4.47%	4.13%	3.28%
Portfolio turnover rate	729%	740%	728%	709%	387%

For a share outstanding throughout each period	Service Class Year Ended December 31,

	2009	2008	2007	2006	2005

Net asset value
Beginning of year	$10.66	$11.67	$11.00	$10.93	$11.16
Investment operations
Net investment income(a)	0.48	0.51	0.47	0.42	0.34
Net realized and unrealized gain (loss)	1.17	(0.85)	0.47	0.01	(0.11)

Total operations	1.65	(0.34)	0.94	0.43	0.23

Distributions
From net investment income	(0.72)	(0.50)	(0.27)	(0.36)	(0.19)
From net realized gains	(0.36)	(0.17)	— (b)	—	(0.27)

Total distributions	(1.08)	(0.67)	(0.27)	(0.36)	(0.46)

Net asset value
End of year	$11.23	$10.66	$11.67	$11.00	$10.93

Total return(c)	15.75%	(3.07%)	8.80%	3.90%	2.03%
Net assets end of year (000’s)	$248,133	$65,268	$32,336	$24,957	$23,661
Ratio and supplemental data
Expenses to average net assets	0.95%	0.95%	0.95%	0.98%	0.99%
Net investment income, to average net assets	4.28%	4.55%	4.23%	3.86%	3.10%
Portfolio turnover rate	729%	740%	728%	709%	387%

(a)	Calculated based on average number of shares outstanding.

(b)	Rounds to less than ($0.01) or $0.01.

(c)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

Financial Highlights

Transamerica ProFund UltraBear VP

For a share outstanding throughout each period	Service Class May 1 to Dec 31, 2009(d)

Net asset value
Beginning of period	$10.00
Investment operations
Net investment loss(a), (e)	(0.05)
Net realized and unrealized loss	(4.27)

Total operations	(4.32)

Net asset value
End of period	$5.68

Total return(b)	(43.20	%)(g)
Net assets end of year (000’s)	$995
Ratio and supplemental data
Expenses to average net assets(c)
After reimbursement/fee waiver	1.23	%(h)
Before reimbursement/fee waiver	12.53	%(h)
Net investment loss, to average net assets(e)	(1.21	%)(h)
Portfolio turnover rate(f)	—	%(g)

(a)	Calculated based on average number of shares outstanding.

(b)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)	Does not include expenses of the investment companies in which the fund invests.

(d)	Commenced operations on May 1, 2009.

(e)	Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(f)	Does not include the portfolio activity of the underlying funds.

(g)	Not annualized.

(h)	Annualized.

Financial Highlights

Transamerica Small/Mid Cap Value VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,

	2009	2008	2007	2006	2005

Net asset value
Beginning of year	$11.60	$22.10	$19.58	$18.33	$16.94
Investment operations
Net investment income(a)	0.14	0.28	0.34	0.19	0.16
Net realized and unrealized gain (loss)	4.84	(8.43)	4.35	2.94	2.11

Total operations	4.98	(8.15)	4.69	3.13	2.27

Distributions
From net investment income	(0.44)	(0.29)	(0.21)	(0.18)	(0.08)
From net realized gains	—	(2.06)	(1.96)	(1.70)	(0.80)

Total distributions	(0.44)	(2.35)	(2.17)	(1.88)	(0.88)

Net asset value
End of year	$16.14	$11.60	$22.10	$19.58	$18.33

Total return(b)	43.21%	(40.86%)	24.74%	18.05%	13.56%
Net assets end of year (000’s)	$222,235	$175,980	$463,795	$409,879	$407,351
Ratio and supplemental data
Expenses to average net assets	0.88%	0.86%	0.85%	0.86%	0.86%
Net investment income, to average net assets	1.03%	1.52%	1.57%	0.98%	0.92%
Portfolio turnover rate	89%	60%	18%	24%	33%

For a share outstanding throughout each period	Service Class Year Ended December 31,

	2009	2008	2007	2006	2005

Net asset value
Beginning of year	$11.49	$21.94	$19.48	$18.26	$16.92
Investment operations
Net investment income(a)	0.12	0.23	0.27	0.14	0.15
Net realized and unrealized gain (loss)	4.78	(8.36)	4.33	2.94	2.06

Total operations	4.90	(8.13)	4.60	3.08	2.21

Distributions
From net investment income	(0.38)	(0.26)	(0.18)	(0.16)	(0.07)
From net realized gains	—	(2.06)	(1.96)	(1.70)	(0.80)

Total distributions	(0.38)	(2.32)	(2.14)	(1.86)	(0.87)

Net asset value
End of year	$16.01	$11.49	$21.94	$19.48	$18.26

Total return(b)	42.90%	(41.05%)	24.39%	17.82%	13.26%
Net assets end of year (000’s)	$24,407	$12,628	$31,226	$15,822	$10,717
Ratio and supplemental data
Expenses to average net assets	1.13%	1.11%	1.10%	1.11%	1.11%
Net investment income, to average net assets	0.91%	1.29%	1.27%	0.73%	0.82%
Portfolio turnover rate	89%	60%	18%	24%	33%

(a)	Calculated based on average number of shares outstanding.

(b)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

Financial Highlights

Transamerica T. Rowe Price Small Cap VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,

	2009	2008	2007	2006	2005

Net asset value
Beginning of year	$5.27	$10.27	$10.36	$11.08	$12.35
Investment operations
Net investment loss(a)	(0.01)	(0.01)	(0.04)	(0.05)	(0.04)
Net realized and unrealized gain (loss)	2.02	(3.04)	1.03	0.35	1.21

Total operations	2.01	(3.05)	0.99	0.30	1.17

Distributions
From net realized gains	(0.25)	(1.95)	(1.08)	(1.02)	(2.44)

Total distributions	(0.25)	(1.95)	(1.08)	(1.02)	(2.44)

Net asset value
End of year	$7.03	$5.27	$10.27	$10.36	$11.08

Total return(b)	38.70%	(36.25%)	9.61%	3.59%	10.61%
Net assets end of year (000’s)	$128,238	$102,260	$224,187	$253,644	$326,681
Ratio and supplemental data
Expenses to average net assets	0.88%	0.83%	0.82%	0.84%	0.81%
Net investment loss, to average net assets	(0.26%)	(0.13%)	(0.40%)	(0.48%)	(0.36%)
Portfolio turnover rate	34%	30%	45%	34%	49%

For a share outstanding throughout each period	Service Class Year Ended December 31,

	2009	2008	2007	2006	2005

Net asset value
Beginning of year	$5.19	$10.14	$10.25	$11.00	$12.30
Investment operations
Net investment loss(a)	(0.03)	(0.03)	(0.07)	(0.08)	(0.07)
Net realized and unrealized gain (loss)	1.99	(3.00)	1.01	0.35	1.21

Total operations	1.96	(3.03)	0.94	0.27	1.14

Distributions
From net realized gains	(0.25)	(1.92)	(1.05)	(1.02)	(2.44)

Total distributions	(0.25)	(1.92)	(1.05)	(1.02)	(2.44)

Net asset value
End of year	$6.90	$5.19	$10.14	$10.25	$11.00

Total return(b)	38.33%	(36.40%)	9.27%	3.34%	10.40%
Net assets end of year (000’s)	$14,382	$7,434	$16,329	$17,411	$16,877
Ratio and supplemental data
Expenses to average net assets	1.13%	1.08%	1.07%	1.09%	1.06%
Net investment loss, to average net assets	(0.48%)	(0.38%)	(0.64%)	(0.73%)	(0.63%)
Portfolio turnover rate	34%	30%	45%	34%	49%

(a)	Calculated based on average number of shares outstanding.

(b)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

Financial Highlights

Transamerica Third Avenue Value VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,

	2009	2008	2007	2006	2005

Net asset value
Beginning of year	$8.50	$21.75	$26.33	$24.22	$20.98
Investment operations
Net investment income(a)	0.13	0.17	0.27	0.25	0.17
Net realized and unrealized gain (loss)	2.78	(7.09)	0.07	3.49	3.74

Total operations	2.91	(6.92)	0.34	3.74	3.91

Distributions
From net investment income	—	(0.70)	(1.07)	(0.21)	(0.12)
From net realized gains	(0.69)	(5.63)	(3.85)	(1.42)	(0.55)

Total distributions	(0.69)	(6.33)	(4.92)	(1.63)	(0.67)

Net asset value
End of year	$10.72	$8.50	$21.75	$26.33	$24.22

Total return(b)	34.88%	(41.15%)	1.20%	16.07%	18.81%
Net assets end of year (000’s)	$185,277	$160,338	$358,128	$1,121,918	$971,322
Ratio and supplemental data
Expenses to average net assets	0.92%	0.88%	0.87%	0.86%	0.87%
Net investment income, to average net assets	1.36%	1.06%	1.05%	1.00%	0.74%
Portfolio turnover rate	8%	13%	13%	17%	19%

For a share outstanding throughout each period	Service Class Year Ended December 31,

	2009	2008	2007	2006	2005

Net asset value
Beginning of year	$8.50	$21.70	$26.30	$24.21	$21.02
Investment operations
Net investment income(a)	0.10	0.14	0.19	0.19	0.12
Net realized and unrealized gain (loss)	2.78	(7.09)	0.08	3.49	3.73

Total operations	2.88	(6.95)	0.27	3.68	3.85

Distributions
From net investment income	—	(0.62)	(1.02)	(0.17)	(0.11)
From net realized gains	(0.69)	(5.63)	(3.85)	(1.42)	(0.55)

Total distributions	(0.69)	(6.25)	(4.87)	(1.59)	(0.66)

Net asset value
End of year	$10.69	$8.50	$21.70	$26.30	$24.21

Total return(b)	34.52%	(41.28%)	0.94%	15.78%	18.47%
Net assets end of year (000’s)	$19,759	$16,916	$52,218	$53,118	$36,086
Ratio and supplemental data
Expenses to average net assets	1.17%	1.13%	1.12%	1.11%	1.12%
Net investment income, to average net assets	1.12%	0.83%	0.74%	0.74%	0.53%
Portfolio turnover rate	8%	13%	13%	17%	19%

(a)	Calculated based on average number of shares outstanding.

(b)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

Financial Highlights

Transamerica U.S. Government Securities VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,

	2009	2008	2007	2006	2005

Net asset value
Beginning of year	$12.64	$12.00	$11.86	$11.94	$12.32
Investment operations
Net investment income(a)	0.39	0.44	0.54	0.52	0.43
Net realized and unrealized gain (loss)	0.17	0.47	0.16	(0.14)	(0.15)

Total operations	0.56	0.91	0.70	0.38	0.28

Distributions
From net investment income	(0.31)	(0.27)	(0.56)	(0.44)	(0.50)
From net realized gains	—	—	—	(0.02)	(0.16)

Total distributions	(0.31)	(0.27)	(0.56)	(0.46)	(0.66)

Net asset value
End of year	$12.89	$12.64	$12.00	$11.86	$11.94

Total return(b)	4.47%	7.66%	6.05%	3.27%	2.23%
Net assets end of year (000’s)	$202,820	$247,964	$149,664	$164,070	$186,335
Ratio and supplemental data
Expenses to average net assets	0.61%	0.60%	0.62%	0.62%	0.67%
Net investment income, to average net assets	3.09%	3.60%	4.56%	4.41%	3.50%
Portfolio turnover rate	157%	200%	170%	184%	92%

For a share outstanding throughout each period	Service Class Year Ended December 31,

	2009	2008	2007	2006	2005

Net asset value
Beginning of year	$12.86	$12.23	$12.09	$12.18	$12.53
Investment operations
Net investment income(a)	0.37	0.39	0.52	0.51	0.41
Net realized and unrealized gain (loss)	0.16	0.51	0.16	(0.14)	(0.16)

Total operations	0.53	0.90	0.68	0.37	0.25

Distributions
From net investment income	(0.29)	(0.27)	(0.54)	(0.44)	(0.44)
From net realized gains	—	—	—	(0.02)	(0.16)

Total distributions	(0.29)	(0.27)	(0.54)	(0.46)	(0.60)

Net asset value
End of year	$13.10	$12.86	$12.23	$12.09	$12.18

Total return(b)	4.20%	7.42%	5.78%	3.06%	1.98%
Net assets end of year (000’s)	$468,117	$620,178	$26,213	$8,572	$7,558
Ratio and supplemental data
Expenses to average net assets	0.86%	0.85%	0.87%	0.87%	0.92%
Net investment income, to average net assets	2.84%	3.14%	4.29%	4.27%	3.27%
Portfolio turnover rate	157%	200%	170%	184%	92%

(a)	Calculated based on average number of shares outstanding.

(b)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

Financial Highlights

Transamerica WMC Diversified Growth VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,

	2009	2008	2007	2006	2005

Net asset value
Beginning of year	$14.98	$28.90	$25.95	$23.87	$20.88
Investment operations
Net investment income (loss)(a)	0.10	0.15	0.05	0.01	(0.02)
Net realized and unrealized gain (loss)	4.26	(13.09)	4.07	2.07	3.43

Total operations	4.36	(12.94)	4.12	2.08	3.41

Distributions
From net investment income	(0.16)	(0.06)	(0.01)	—	(0.08)
From net realized gains	—	(0.92)	(1.16)	—	(0.34)

Total distributions	(0.16)	(0.98)	(1.17)	—	(0.42)

Net asset value
End of year	$19.18	$14.98	$28.90	$25.95	$23.87

Total return(b)	29.20%	(46.00%)	16.29%	8.71%	16.54%
Net assets end of year (000’s)	$1,727,961	$1,442,534	$2,938,220	$3,324,168	$1,670,310
Ratio and supplemental data
Expenses to average net assets	0.79%	0.76%	0.76%	0.77%	0.80%
Net investment income (loss), to average net assets	0.63%	0.63%	0.18%	0.04%	(0.10%)
Portfolio turnover rate	43%	33%	38%	47%	34%

For a share outstanding throughout each period	Service Class Year Ended December 31,

	2009	2008	2007	2006	2005

Net asset value
Beginning of year	$14.80	$28.59	$25.73	$23.73	$20.80
Investment operations
Net investment income (loss)(a)	0.06	0.08	(0.02)	(0.05)	(0.07)
Net realized and unrealized gain (loss)	4.21	(12.95)	4.04	2.05	3.40

Total operations	4.27	(12.87)	4.02	2.00	3.33

Distributions
From net investment income	(0.08)	—	—	—	(0.06)
From net realized gains	—	(0.92)	(1.16)	—	(0.34)

Total distributions	(0.08)	(0.92)	(1.16)	—	(0.40)

Net asset value
End of year	$18.99	$14.80	$28.59	$25.73	$23.73

Total return(b)	28.90%	(46.17%)	16.04%	8.38%	16.28%
Net assets end of year (000’s)	$29,463	$23,553	$69,701	$64,730	$37,784
Ratio and supplemental data
Expenses to average net assets	1.04%	1.01%	1.01%	1.02%	1.05%
Net investment income (loss), to average net assets	0.37%	0.35%	(0.07%)	(0.22%)	(0.35%)
Portfolio turnover rate	43%	33%	38%	47%	34%

(a)	Calculated based on average number of shares outstanding.

(b)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

Financial Highlights

Transamerica WMC Diversified Growth II VP

For a share outstanding throughout each period	Initial Class Year Ended December 31,

	2009	2008	2007	2006	2005

Net asset value
Beginning of year	$4.70	$10.32	$9.50	$9.49	$11.66
Investment operations
Net investment income(a)	0.06	0.09	0.06	0.05	0.04
Net realized and unrealized gain (loss)	1.48	(4.28)	1.55	0.72	1.62

Total operations	1.54	(4.19)	1.61	0.77	1.66

Distributions
From net investment income	(0.08)	(0.07)	(0.05)	(0.04)	(0.14)
From net realized gains	—	(1.36)	(0.74)	(0.72)	(3.69)

Total distributions	(0.08)	(1.43)	(0.79)	(0.76)	(3.83)

Net asset value
End of year	$6.16	$4.70	$10.32	$9.50	$9.49

Total return(b)	32.95%	(45.59%)	17.72%	8.76%	17.29%
Net assets end of year (000’s)	$14,019	$10,956	$21,551	$19,409	$19,991
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.30%	0.30%	0.30%	0.30%	0.30%
Before reimbursement/fee waiver	0.56%	0.47%	0.47%	0.45%	0.44%
Net investment income, to average net assets	1.07%	1.08%	0.64%	0.49%	0.36%
Portfolio turnover rate	46%	32%	47%	19%	29%

(a)	Calculated based on average number of shares outstanding.

(b)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

Transamerica Series Trust

P.O. Box 9012
Clearwater, FL 33758-9012
Customer Service: 1-888-233-4339

ADDITIONAL INFORMATION about these portfolios is contained in the Statement of Additional Information, dated May 1, 2010, and in the annual and semi-annual reports to shareholders. The Statement of Additional Information is incorporated by reference into this prospectus. Other information about these portfolios has been filed with and is available from the U.S. Securities and Exchange Commission (“SEC”). Information about the portfolios (including the Statement of Additional Information) can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling the SEC at 1-202-551-8090. Copies of this information may be obtained upon payment of a duplication fee, by electronic request at the following e-mail address, publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, 100 F Street NE, Room 1580, Washington, DC 20549-0102. Reports and other information about the portfolios are also available on the SEC’s Internet site at http://www.sec.gov.

To obtain a copy of the Statement of Additional Information or the annual and semi-annual reports, without charge, or to request other information or make other inquiries about these portfolios, call 1-888-233-4339. In the Transamerica Series Trust’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the portfolios’ performance during the last fiscal year.

The Investment Company Act File Number for Transamerica Series Trust is 811-04419.

www.transamericafunds.com Distributor: Transamerica Capital, Inc.

Statement of Additional Information

TRANSAMERICA SERIES TRUST
570 Carillon Parkway
St. Petersburg, Florida 33716
(888) 233-4339

May 1, 2010

None of the portfolios of Transamerica Series Trust have a ticker symbol.

This Statement of Additional Information (“SAI”) is not a prospectus but supplements and should be read in conjunction with the prospectus of Transamerica Series Trust (the “Trust” or “TST”) dated May 1, 2010, as it may be supplemented from time to time.

You may obtain a copy of the prospectus and SAI free of charge by writing or calling TST at the above address or telephone number. The SAI is incorporated by reference into the prospectus. The SAI sets forth information which may be of interest to investors but which is not necessarily included in the prospectus. The Trust’s annual and semi-annual reports to shareholders contain additional information about the portfolios’ investments. The annual report contains financial statements that are incorporated herein by reference.

Each series of the Trust (a “portfolio” or the “portfolios”) is an open-end management investment company that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). All portfolios, except Transamerica Clarion Global Real Estate Securities VP, Transamerica Focus VP, Transamerica ProFund UltraBear VP and Transamerica Third Avenue Value VP, qualify as diversified portfolios under the 1940 Act.

Investment Adviser:
TRANSAMERICA ASSET MANAGEMENT, INC.

TRANSAMERICA SERIES TRUST

Table of Contents

Information about each portfolio you should know before investing

(NOTE: Please refer to your product prospectus for a listing of the portfolios that are offered through the product you have purchased.)

ORGANIZATION
INVESTMENT OBJECTIVE
FUNDAMENTAL INVESTMENT POLICIES

Page	Individual Portfolio Information
TAHYB-1	Transamerica AEGON High Yield Bond VP (formerly Transamerica MFS High Yield VP)
TAAC-1	Transamerica Asset Allocation – Conservative VP
TAAGR-1	Transamerica Asset Allocation – Growth VP
TAAMOD-1	Transamerica Asset Allocation – Moderate VP
TAAMG-1	Transamerica Asset Allocation – Moderate Growth VP
TB-1	Transamerica Balanced VP
TBRGA-1	Transamerica BlackRock Global Allocation VP
TBRLCV-1	Transamerica BlackRock Large Cap Value VP
TBRTA-1	Transamerica BlackRock Tactical Allocation VP
TCGRES-1	Transamerica Clarion Global Real Estate Securities VP
TCS-1	Transamerica Convertible Securities VP
TDE-1	Transamerica Diversified Equity VP (formerly Transamerica Templeton Global VP)
TEM-1	Transamerica Efficient Markets VP
TFMO-1	Transamerica Federated Market Opportunity VP
TF-1	Transamerica Focus VP (formerly Transamerica Legg Mason Partners All Cap VP)
TFEMPR-1	Transamerica Foxhall Emerging Markets/Pacific Rim VP
TFGC-1	Transamerica Foxhall Global Conservative VP
TFGG-1	Transamerica Foxhall Global Growth VP
TFGHA-1	Transamerica Foxhall Global Hard Asset VP
TGO-1	Transamerica Growth Opportunities VP
THB-1	Transamerica Hanlon Balanced VP
THG-1	Transamerica Hanlon Growth VP
THGI-1	Transamerica Hanlon Growth and Income VP
THMI-1	Transamerica Hanlon Managed Income VP
TI35-1	Transamerica Index 35 VP
TI50-1	Transamerica Index 50 VP
TI75-1	Transamerica Index 75 VP
TI100-1	Transamerica Index 100 VP
TIMGF-1	Transamerica International Moderate Growth VP
TJNGR-1	Transamerica Jennison Growth VP
TJPMCB-1	Transamerica JPMorgan Core Bond VP
TJPMEI-1	Transamerica JPMorgan Enhanced Index VP
TJPMMCV-1	Transamerica JPMorgan Mid Cap Value VP
TMFSIE-1	Transamerica MFS International Equity VP
TMM-1	Transamerica Money Market VP
TMSAIA-1	Transamerica Morgan Stanley Active International Allocation VP (formerly Transamerica Van Kampen Active International Allocation VP)
TMSMCG-1	Transamerica Morgan Stanley Mid-Cap Growth VP (formerly Transamerica Van Kampen Mid-Cap Growth VP)
TMMLCC-1	Transamerica Multi Managed Large Cap Core VP (formerly Transamerica Van Kampen Large Cap Core VP)
TPIMCO-1	Transamerica PIMCO Total Return VP
TPFUB-1	Transamerica ProFund UltraBear VP
TSMCV-1	Transamerica Small/Mid Cap Value VP
TRPSC-1	Transamerica T. Rowe Price Small Cap VP
TTAV-1	Transamerica Third Avenue Value VP
TUSGS-1	Transamerica U.S. Government Securities VP
TWMCDG-1	Transamerica WMC Diversified Growth VP (formerly Transamerica Equity VP)
TWMCDGII-1	Transamerica WMC Diversified Growth II VP (formerly Transamerica Equity II VP)

i

Investor Information

ORGANIZATION

Each portfolio is a series of Transamerica Series Trust (“TST” or the “Trust”), a Delaware statutory trust that is governed by an Amended and Restated Agreement and Declaration of Trust (the “Declaration”) dated November 1, 2007. The Trust, which was organized in 2005, is the successor to a corporation formed under the laws of the State of Maryland in 1985.

The Trust is intended to be sold to the separate accounts of life insurance companies to fund benefits under policies (“Policies”) or contracts (“Contracts”) (collectively, the “Separate Accounts”) (owners of the Separate Accounts, the “Policyowners”) issued by Western Reserve Life Assurance Co. of Ohio (“WRL”), Transamerica Life Insurance Company (“Transamerica”), Transamerica Financial Life Insurance Company, Inc. (“TFLIC”), Monumental Life Insurance Company (“Monumental”), ML Life Insurance Company of New York (“MLLICNY”) and Merrill Lynch Life Insurance Company (“MLLIC”) (the “Life Companies”), and to Transamerica Asset Allocation – Conservative VP, Transamerica Asset Allocation – Growth VP, Transamerica Asset Allocation – Moderate VP, Transamerica Asset Allocation – Moderate Growth VP, Transamerica International Moderate Growth VP and Transamerica BlackRock Tactical Allocation VP (the “Asset Allocation Portfolios”) as underlying portfolios in which the Asset Allocation Portfolios may invest. As such, WRL, Transamerica, TFLIC, Monumental, MLLICNY, MLLIC, and the Asset Allocation Portfolios are the only shareholders of the investment portfolios offered by TST. If a Life Company offers a portfolio of TST in its respective products, and you own a Policy or a Contract of one of those Life Companies, you have the right to give voting instructions on certain shares of such portfolio. Shares may be offered to other life insurance companies in the future.

Because Trust shares are sold to Separate Accounts established to receive and invest premiums received under Policies and purchase payments received under the Contracts, it is conceivable that, in the future, it may become disadvantageous for variable life insurance Separate Accounts of the Life Companies to invest in the Trust simultaneously. Neither the Life Companies nor the Trust currently foresees any such disadvantages or conflicts. Any Life Company may notify the Trust’s Board of a potential or existing conflict. The Trust’s Board will then determine if a material conflict exists and what action, if any, is needed.

Such action could include the sale of Trust shares by one or more of the Separate Accounts, which could have adverse consequences. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in federal income tax laws, or (3) differences in voting instructions between those given by the Policyowners. The Trust’s Board might conclude that separate portfolios should be established under the Separate Accounts. If this happens, the affected Life Companies will bear the attendant expenses of establishing separate portfolios. As a result, Policyowners would no longer have the economies of scale typically resulting from a larger combined portfolio.

The Trust offers shares of each portfolio. All shares of a portfolio have equal voting rights, but only shares of a particular portfolio are entitled to vote on matters concerning only that portfolio. Each of the issued and outstanding shares of a portfolio is entitled to one vote and to participate equally in dividends and distributions declared by the portfolio and, upon liquidation or dissolution, to participate equally in the net assets of the portfolio remaining after satisfaction of outstanding liabilities. The shares of a portfolio, when issued, will be fully paid and nonassessable, have no preferences, preemptive, conversion, exchange or similar rights, and will be freely transferable. Shares do not have cumulative voting rights.

Only the Separate Accounts of the Life Companies may hold shares of the Trust and are entitled to exercise the rights directly as described above. To the extent required by law, the Life Companies will vote the Trust’s shares held in the Separate Accounts, including Trust shares which are not attributable to Policyowners, at meetings of the Trust, in accordance with instructions received from persons having voting interests in the corresponding sub-accounts of the Separate Accounts. A portfolio is not required to hold an annual meeting of shareholders, but a portfolio will call special meetings of shareholders whenever required by the 1940 Act, or by the terms of the Declaration. If the 1940 Act or any regulation thereunder should be amended, or if present interpretation thereof should change, and as a result it is determined that the Life Companies are permitted to vote the Trust’s shares in their own right, they may elect to do so. The rights of Policyowners are described in more detail in the prospectuses or disclosure documents for the policies and the annuity contracts, respectively.

To the extent authorized by law, Transamerica Series Trust and each of the portfolios reserves the right to discontinue offering shares at any time or to cease operating entirely.

INVESTMENT OBJECTIVE

The investment objective of each portfolio and the policies each portfolio employs to achieve its objective are described in the prospectus. Shares of the portfolios are sold only to the Separate Accounts of the Life Companies to fund the benefits under certain Policies and Contracts and to the Asset Allocation Portfolios. There can be no assurance that a portfolio will achieve its objective.

As indicated in the prospectus, each portfolio’s investment objective and, unless otherwise noted, its investment policies and techniques may be changed by the Board without approval of shareholders or Policyowners. A change in the investment objective or policies of a portfolio may result in the portfolio having an investment objective or policies different from those which a Policyowner deemed appropriate at the time of investment.

FUNDAMENTAL INVESTMENT POLICIES

As indicated in the prospectus, each portfolio is subject to certain fundamental policies that may not be changed without the approval of the holders of a majority of the outstanding voting securities of the portfolio. “Majority” for this purpose and under the 1940 Act means the lesser of (i) 67% of the voting securities represented at a meeting at which more than 50% of the outstanding voting securities of a portfolio are represented or (ii) more than 50% of the outstanding voting securities of a portfolio. A complete statement of all such fundamental policies is set forth below. State insurance laws and regulations may impose additional limitations on the portfolio’s investments, including the portfolio’s ability to borrow, lend and use options, futures and other derivative instruments. In addition, such laws and regulations may require that a portfolio’s investments meet additional diversification or other requirements.

Each portfolio has adopted the following fundamental policies:

1.	Diversification

Each portfolio shall be a “diversified company” as that term is defined in the 1940 Act (except for Transamerica Clarion Global Real Estate Securities VP, Transamerica Focus VP, Transamerica ProFund UltraBear VP and Transamerica Third Avenue Value VP), and as interpreted or modified from time to time by regulatory authority having jurisdiction. Transamerica Clarion Global Real Estate Securities VP, Transamerica Focus VP, Transamerica ProFund UltraBear VP and Transamerica Third Avenue Value VP are each currently a “non-diversified company” as that term is defined in the 1940 Act.

2.	Borrowing

Each portfolio may not borrow money, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction.

3.	Senior Securities

Each portfolio may not issue any senior security, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted from time to time by regulatory authority having jurisdiction.

4.	Underwriting Securities

Each portfolio may not act as an underwriter of securities within the meaning of the Securities Act of 1933, as amended, (“Securities Act”) except as permitted under the Securities Act, and as interpreted, modified or otherwise permitted from time to time by regulatory authority having jurisdiction. Among other things, to the extent that the portfolio may be deemed to be an underwriter within the meaning of the Securities Act, each portfolio may act as an underwriter of securities in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective, investment policies and investment program.

5.	Real Estate

Each portfolio may not purchase or sell real estate or any interests therein, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted from time to time by regulatory authority having jurisdiction. Notwithstanding this limitation, a portfolio may, among other things, (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by the portfolio as a result of the ownership of securities.

6.	Making Loans

Each portfolio may make loans only as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

7.	Concentration of Investments

Each portfolio may not “concentrate” its investments in a particular industry or group of industries (except the portfolio(s) listed below), except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted from time to time by regulatory authority having jurisdiction. Without limiting the generality of the foregoing, this limitation will not apply to securities issued or guaranteed as to principal and/or interest by the U.S. Government, its agencies or instrumentalities.

Transamerica Clarion Global Real Estate Securities VP may concentrate in securities of issuers in the real estate industry.

8.	Commodities

Each portfolio may not purchase physical commodities or contracts relating to physical commodities, except as permitted from time to time under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction.

v

Transamerica AEGON High Yield Bond VP

Note: Transamerica MFS High Yield VP was renamed Transamerica AEGON High Yield Bond VP on November 20, 2009.

NON-FUNDAMENTAL INVESTMENT POLICIES

The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees, as permitted under the 1940 Act.

(B) The portfolio may not invest in companies for the purpose of exercising control or management.

(C) The portfolio may not purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities; and (ii) it may make margin deposits in connection with futures contracts or other permissible investments.

(D) The portfolio may not mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments, provided, however, that such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the portfolio’s total assets at the time of borrowing or investment.

(E) The portfolio may not sell securities short, except short sales “against the box.”

(F) Under normal circumstances, the portfolio will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current prospectus. (See the prospectus for a detailed discussion of the portfolio’s investments.) Shareholders will be provided with at least 60 days’ prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.

FEES PAID BY PORTFOLIO

TRUSTEES’ FEES

Each portfolio pays a share of the fees and expenses for the Trust’s Board of Trustees. Transamerica AEGON High Yield Bond VP paid $10,882 for the fiscal year ended December 31, 2009.

ADVISORY FEES

Transamerica Asset Management, Inc. (“TAM”) serves as investment adviser to this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust’s prospectus. The portfolio paid the following amounts for the last three fiscal years:

2009	2008	2007

$2,063,737	$2,132,020	$2,620,721

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

2009	2008	2007

$58,095	$58,944	$70,715

TRANSFER AGENCY FEES

The portfolio paid transfer agency fees in the following amounts for the last three fiscal years:

2009	2008	2007

$5,771	$5,526	N/A

TST
TAHYB-1 Transamerica AEGON High Yield Bond VP

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

TAM has contractually undertaken through April 30, 2011 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio’s average daily net assets, 1.05%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:

2009	2008	2007

$0	$0	$0

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the past three fiscal years:

Aggregate Commissions Year Ended December 31

2009	2008	2007

$1,698	$13,591	$17,994

Affiliated Brokerage Commissions Year Ended December 31

2009	% of Aggregate Commissions	2008	% of Aggregate Commissions	2007	% of Aggregate Commissions

$0	0%	$0	0%	$0	0%

Brokerage commissions in the amount of $374 were directed to brokers for brokerage and research services provided during the fiscal year ended December 31, 2009.

THE SUB-ADVISER

AEGON USA Investment Management, LLC (“AUIM”), located at 4333 Edgewood Road, NE, Cedar Rapids, Iowa 52499, is a registered investment adviser. AUIM is a wholly owned, indirect subsidiary of AEGON NV, a Netherlands corporation and publicly traded international insurance group and is an affiliate of TAM. The sub-adviser serves pursuant to a Sub-Advisory Agreement dated November 20, 2009. The agreement continues for an initial period of two years and then remains in effect from year to year if approved annually.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio manager, the methods by which the portfolio manager is compensated, the range of securities owned by the portfolio manager and a description of the conflicts of interest policy applicable to the portfolio manager is provided in Appendix D of this SAI.

SUB-ADVISORY FEES

AUIM became sub-adviser to the portfolio on November 20, 2009. It was paid the following amount for its services for the fiscal year 2009:

2009	2008	2007

$87,331	N/A	N/A

Prior to November 20, 2009, MFS Investment Management served as sub-adviser to the portfolio. It was paid the following amounts for its services for the last three fiscal years:

2009	2008	2007

$815,676	$953,149	$1,206,430

TST
TAHYB-2 Transamerica AEGON High Yield Bond VP

Transamerica Asset Allocation – Conservative VP

NON-FUNDAMENTAL INVESTMENT POLICIES

The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees as permitted under the 1940 Act.

(B) The portfolio may not sell securities short, except short sales “against the box.”

(C) The portfolio may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(D) The portfolio may not mortgage or pledge any securities owned or held by the portfolio in amounts that exceed, in the aggregate, 15% of the portfolio’s net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to provide margin or guarantee positions in options, futures contracts, swaps, forward contracts or other derivative instruments or the segregation of assets in connection with such transactions.

(E) The portfolio may not invest for purposes of exercising control or management.

FEES PAID BY PORTFOLIO

TRUSTEES’ FEES

Each portfolio pays a share of the fees and expenses for the Trust’s Board of Trustees. Transamerica Asset Allocation – Conservative VP paid $42,290 for the fiscal period ended December 31, 2009.

ADVISORY FEES

Transamerica Asset Management, Inc. (“TAM”) serves as investment adviser to this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust’s prospectus. The portfolio paid the following amounts for the last three fiscal years:

2009	2008	2007

$1,159,163	$1,099,811	$908,130

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amount for the last three fiscal years:

2009	2008	2007

$144,895	$137,476	$113,516

TRANSFER AGENCY FEES

The portfolio paid transfer agency fees in the following amounts for the last three fiscal years:

2009	2008	2007

$22,367	$21,257	N/A

TST
TAAC-1 Transamerica Asset Allocation - Conservative VP

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

TAM has contractually undertaken through April 30, 2011 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, acquired (i.e., underlying portfolios) fees and extraordinary charges) exceed, as a percentage of the portfolio’s average daily net assets, 0.25%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:

2009	2008	2007

$0	$0	$0

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

Aggregate Commissions Year Ended December 31

2009	2008	2007

N/A	N/A	N/A

Affiliated Brokerage Commissions Year Ended December 31

2009	% of Aggregate Commissions	2008	% of Aggregate Commissions	2007	% of Aggregate Commissions

N/A	N/A	N/A	N/A	N/A	N/A

No brokerage commissions were directed to brokers for brokerage and research services provided during the fiscal year ended December 31, 2009.

PORTFOLIO CONSTRUCTION MANAGER

Morningstar Associates, LLC (“Morningstar”) serves as portfolio construction manager to the portfolio pursuant to the terms of an Asset Allocation Management Agreement dated April 1, 2005, as amended. The agreement continues in effect from year to year if approved annually by the Trust’s Board of Trustees. Morningstar is located at 22 West Washington Street, Chicago, IL 60602.

PORTFOLIO CONSTRUCTION MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio construction manager, the methods by which the portfolio construction manager is compensated, the range of securities owned by the portfolio construction manager and a description of the conflicts of interest policy applicable to the portfolio construction manager is provided in Appendix D of this SAI.

PORTFOLIO CONSTRUCTION MANAGER FEES

The portfolio construction manager was paid fees for its services in the following amounts for the last three fiscal years:

2009	2008	2007

$1,159,163	$1,099,811	$908,130

TST
TAAC-2 Transamerica Asset Allocation - Conservative VP

Transamerica Asset Allocation – Growth VP

NON-FUNDAMENTAL INVESTMENT POLICIES

The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees as permitted under the 1940 Act.

(B) The portfolio may not sell securities short, except short sales “against the box.”

(C) The portfolio may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(D) The portfolio may not mortgage or pledge any securities owned or held by the portfolio in amounts that exceed, in the aggregate, 15% of the portfolio’s net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to provide margin or guarantee positions in options, futures contracts, swaps, forward contracts or other derivative instruments or the segregation of assets in connection with such transactions.

(E) The portfolio may not invest for purposes of exercising control or management.

(F) The portfolio may not invest in interests in oil, gas or other mineral development or exploration programs although it may invest in the marketable securities of companies that invest in or sponsor such programs.

FEES PAID BY PORTFOLIO

TRUSTEES’ FEES

Each portfolio pays a share of the fees and expenses for the Trust’s Board of Trustees. Transamerica Asset Allocation – Growth VP paid $31,601 for the fiscal year ended December 31, 2009.

ADVISORY FEES

Transamerica Asset Management, Inc. (“TAM”) serves as investment adviser for the portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust’s prospectus. The portfolio paid the following amounts for the past three fiscal years:

2009	2008	2007

$869,358	$1,268,564	$1,657,725

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the past three fiscal years:

2009	2008	2007

$108,670	$158,571	$207,216

TRANSFER AGENCY FEES

The portfolio paid transfer agency fees in the following amounts for the last three fiscal years:

2009	2008	2007

$16,691	$21,226	N/A

TST
TAAGR-1 Transamerica Asset Allocation - Growth VP

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

TAM has contractually undertaken through April 30, 2011 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, acquired (i.e., underlying portfolios) fees and extraordinary charges) exceed, as a percentage of the portfolio’s average daily net assets, 0.25%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:

2009	2008	2007

$0	$0	$0

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

Aggregate Commissions Year Ended December 31

2009	2008	2007

N/A	N/A	N/A

Affiliated Brokerage Commissions Year Ended December 31

2009	% of Aggregate Commissions	2008	% of Aggregate Commissions	2007	% of Aggregate Commissions

N/A	N/A	N/A	N/A	N/A	N/A

No brokerage commissions were directed to brokers for brokerage and research services provided during the fiscal year ended December 31, 2009.

PORTFOLIO CONSTRUCTION MANAGER

Morningstar Associates, LLC (“Morningstar”) serves as portfolio construction manager to the portfolio pursuant to the terms of an Asset Allocation Management Agreement dated April 1, 2005, as amended. The agreement continues in effect from year to year if approved annually by the Trust’s Board of Trustees. Morningstar is located at 22 West Washington Street, Chicago, IL 60602.

PORTFOLIO CONSTRUCTION MANAGER INFORMATION

Information regarding the other accounts managed by portfolio construction manager, the methods by which the portfolio construction manager is compensated, the range of securities owned by the portfolio construction manager and a description of the conflicts of interest policy applicable to the portfolio construction manager is provided in Appendix D of this SAI.

PORTFOLIO CONSTRUCTION MANAGER FEES

The portfolio construction manager was paid fees for its services in the following amounts for the last three fiscal years:

2009	2008	2007

$869,358	$1,268,564	$1,657,725

TST
TAAGR-2 Transamerica Asset Allocation - Growth VP

Transamerica Asset Allocation – Moderate VP

NON-FUNDAMENTAL INVESTMENT POLICIES

The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees as permitted under the 1940 Act.

(B) The portfolio may not sell securities short, except short sales “against the box.”

(C) The portfolio may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(D) The portfolio may not mortgage or pledge any securities owned or held by the portfolio in amounts that exceed, in the aggregate, 15% of the portfolio’s net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to provide margin or guarantee positions in options, futures contracts, swaps, forward contracts or other derivative instruments or the segregation of assets in connection with such transactions.

(E) The portfolio may not invest for purposes of exercising control or management.

FEES PAID BY PORTFOLIO

TRUSTEES’ FEES

Each portfolio pays a share of the fees and expenses for the Trust’s Board of Trustees. Transamerica Asset Allocation – Moderate VP paid $89,107 for the fiscal year ended December 31, 2009.

ADVISORY FEES

Transamerica Asset Management, Inc. (“TAM”) serves as investment adviser to this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust’s prospectus. The portfolio paid the following amounts for the last three fiscal years:

2009	2008	2007

$2,455,041	$2,694,809	$2,829,053

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amount for the last three fiscal years:

2009	2008	2007

$306,880	$336,851	$353,632

TRANSFER AGENCY FEES

The portfolio paid transfer agency fees in the following amounts for the last three fiscal years:

2009	2008	2007

$47,362	$49,661	N/A

TST
TAAMOD-1 Transamerica Asset Allocation - Moderate VP

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

TAM has contractually undertaken through April 30, 2011 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, acquired (i.e., underlying portfolios) fees and extraordinary charges) exceed, as a percentage of the portfolio’s average daily net assets, 0.25%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:

2009	2008	2007

$0	$0	$0

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

Aggregate Commissions Year Ended December 31

2009	2008	2007

N/A	N/A	N/A

Affiliated Brokerage Commissions Year Ended December 31

2009	% of Aggregate Commissions	2008	% of Aggregate Commissions	2007	% of Aggregate Commissions

N/A	N/A	N/A	N/A	N/A	N/A

No brokerage commissions were directed to brokers for brokerage and research services provided during the fiscal year ended December 31, 2009.

PORTFOLIO CONSTRUCTION MANAGER

Morningstar Associates, LLC (“Morningstar) serves as portfolio construction manager to the portfolio pursuant to the terms of an Asset Allocation Management Agreement dated April 1, 2005, as amended. The agreement continues in effect from year to year if approved annually by the Trust’s Board of Trustees. Morningstar is located at 22 West Washington Street, Chicago, IL 60602.

PORTFOLIO CONSTRUCTION MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio construction manager, the methods by which the portfolio construction manager is compensated, the range of securities owned by the portfolio construction manager and a description of the conflicts of interest policy applicable to the portfolio construction manager is provided in Appendix D of this SAI.

PORTFOLIO CONSTRUCTION MANAGER FEES

The portfolio construction manager was paid fees for its services in the following amounts for the last three fiscal years:

2009	2008	2007

$2,455,041	$2,694,809	$2,829,053

TST
TAAMOD-2 Transamerica Asset Allocation – Moderate VP

Transamerica Asset Allocation – Moderate Growth VP

NON-FUNDAMENTAL INVESTMENT POLICIES

The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees as permitted under the 1940 Act.

(B) The portfolio may not sell securities short, except short sales “against the box.”

(C) The portfolio may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(D) The portfolio may not mortgage or pledge any securities owned or held by the portfolio in amounts that exceed, in the aggregate, 15% of the portfolio’s net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to provide margin or guarantee positions in options, futures contracts, swaps, forward contracts or other derivative instruments or the segregation of assets in connection with such transactions.

(E) The portfolio may not invest for purposes of exercising control or management.

FEES PAID BY PORTFOLIO

TRUSTEES’ FEES

Each portfolio pays a share of the fees and expenses for the Trust’s Board of Trustees. Transamerica Asset Allocation – Moderate Growth VP paid $141,506 for the fiscal year ended December 31, 2009.

ADVISORY FEES

Transamerica Asset Management, Inc. (“TAM”) serves as investment adviser to this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust’s prospectus. The portfolio paid the following amounts for the last three fiscal years:

2009	2008	2007

$3,894,450	$4,328,959	$4,623,754

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the past three fiscal years:

2009	2008	2007

$486,806	$541,120	$577,969

TRANSFER AGENCY FEES

The portfolio paid transfer agency fees in the following amounts for the last three fiscal years:

2009	2008	2007

$74,567	$79,291	N/A

TST
TAAMG-1 Transamerica Asset Allocation - Moderate Growth VP

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

TAM has contractually undertaken through April 30, 2011 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, acquired (i.e., underlying portfolios) fees and extraordinary charges) exceed, as a percentage of the portfolio’s average daily net assets, 0.25%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:

2009	2008	2007

$0	$0	$0

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

Aggregate Commissions Year Ended December 31

2009	2008	2007

N/A	N/A	N/A

Affiliated Brokerage Commissions Year Ended December 31

2009	% of Aggregate Commissions	2008	% of Aggregate Commissions	2007	% of Aggregate Commissions

N/A	N/A	N/A	N/A	N/A	N/A

No brokerage commissions were directed to brokers for brokerage and research services provided during the fiscal year ended December 31, 2009.

PORTFOLIO CONSTRUCTION MANAGER

Morningstar Associates, LLC (“Morningstar”) serves as portfolio construction manager to the portfolio pursuant to the terms of an Asset Allocation Management Agreement dated April 1, 2005, as amended. The agreement continues in effect from year to year if approved annually by the Trust’s Board of Trustees. Morningstar is located at 22 West Washington Street, Chicago, IL 60602.

PORTFOLIO CONSTRUCTION MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio construction manager, the methods by which the portfolio construction manager are compensated, the range of securities owned by the portfolio construction manager and a description of the conflicts of interest policy applicable to the portfolio construction manager are provided in Appendix D of this SAI.

PORTFOLIO CONSTRUCTION MANAGER FEES

The portfolio construction manager was paid fees for its services in the following amounts for the last three fiscal years:

2009	2008	2007

$3,894,450	$4,328,959	$4,623,754

TST
TAAMG-2 Transamerica Asset Allocation - Moderate Growth VP

Transamerica Balanced VP

NON-FUNDAMENTAL INVESTMENT POLICIES

The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not: (i) enter into any futures contracts and related options for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission regulations if the aggregate initial margin and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions will exceed 5% of the fair market value of a fund’s net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; and (ii) enter into any futures contracts if the aggregate amount of such fund’s commitments under outstanding futures contracts positions of that fund’s would exceed the market value of its total assets.

(B) The portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefore, and provided that transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.

(C) The portfolio may not purchase securities on margin, except that a portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, contracts, swaps, and forward contracts, shall not be deemed to constitute purchasing securities on margin.

(D) The portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker’s commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of consolidation, merger or other reorganization.

(E) The portfolio may not mortgage or pledge any securities owned or held by a portfolio in amounts that exceed, in the aggregate, 15% of that portfolio’s net asset value, provided that this limitation does not apply to reverse repurchase agreements, deposits of assets to margin, guarantee positions in futures, options, swaps or forward contracts or segregation of assets in connection with such contracts.

(F) The portfolio may not invest directly in oil, gas or other mineral development or exploration programs or leases; however, the portfolio may own debt or equity securities of companies engaged in those businesses.

(G) The portfolio may not purchase any security or enter into a repurchase agreement, if as a result, more than 15% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the portfolio’s investment adviser or sub-adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act or any successor to such Rule, Section 4(2) commercial paper and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.

(H) The portfolio may not invest in companies for the purpose of exercising control or management.

(I) The portfolio will normally have at least 25% of its total assets invested in fixed-income senior securities, which include corporate debt securities and preferred stock.

FEES PAID BY PORTFOLIO

TRUSTEES’ FEES

Each portfolio pays a share of the fees and expenses for the Trust’s Board of Trustees. Transamerica Balanced VP paid $2,823 for the fiscal year ended December 31, 2009.

ADVISORY FEES

Transamerica Asset Management, Inc. (“TAM”) serves as investment adviser to this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust’s prospectus. The portfolio paid the following amounts for the last three fiscal years:

2009	2008	2007

$621,980	$602,509	$732,692

TST
TB-1 Transamerica Balanced VP

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

2009	2008	2007

$15,549	$15,063	$18,317

TRANSFER AGENCY FEES

The portfolio paid transfer agency fees in the following amounts for the last three fiscal years:

2009	2008	2007

$1,458	$1,366	N/A

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

TAM has contractually undertaken through April 30, 2011 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio’s average daily net assets, 1.20%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:

2009	2008	2007

$0	$0	$0

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

Aggregate Commissions Year Ended December 31

2009	2008	2007

$57,667	$37,996	$37,910

Affiliated Brokerage Commissions Year Ended December 31

2009	% of Aggregate Commissions	2008	% of Aggregate Commissions	2007	% of Aggregate Commissions

$0	0%	$0	0%	$0	0%

Brokerage commissions in the amount of $45,903 were directed to brokers for brokerage and research services provided during the fiscal year ended December 31, 2009.

THE SUB-ADVISER

Transamerica Investment Management, LLC (“TIM”) serves as sub-adviser to Transamerica Balanced VP. TIM, located at 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025, is a registered investment adviser, which is wholly owned by Transamerica Investment Services, Inc. (“TISI”). TISI’s parent, Transamerica Corporation, was acquired in 1999 by AEGON NV, a global financial services firm. TAM is an affiliate of TIM. The sub-adviser serves pursuant to a Sub-Advisory Agreement dated May 1, 2004. The agreement continues in effect from year to year if approved annually by the Trust’s Board of Trustees.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager and a description of the conflicts of interest policy applicable to each portfolio manager is provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser was paid fees for its services (excludes amounts withheld pursuant to the Expense Limitation Agreement) in the following amounts for the last three fiscal years:

2009	2008	2007

$272,116	$263,598	$320,553

TST
TB-2 Transamerica Balanced VP

Transamerica BlackRock Global Allocation VP

FEES PAID BY PORTFOLIO

TRUSTEES’ FEES

Each portfolio pays a share of the fees and expenses for the Trust’s Board of Trustees. Transamerica BlackRock Global Allocation VP paid $1,013 for the fiscal year ended December 31, 2009.

ADVISORY FEES

Transamerica Asset Management, Inc. (“TAM”) serves as investment adviser to this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust’s prospectus. The portfolio paid the following amounts for the last three fiscal years:

2009	2008	2007

$0*	N/A	N/A

* TAM currently waives its advisory fee.

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

2009	2008	2007

$7,660	N/A	N/A

TRANSFER AGENCY FEES

The portfolio paid transfer agency fees in the following amounts for the last three fiscal years:

2009	2008	2007

$554	N/A	N/A

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

TAM has contractually undertaken through April 30, 2011 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio’s average daily net assets, 0.25%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:

2009	2008	2007

$0	N/A	N/A

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

Aggregate Commissions Year Ended December 31

2009	2008	2007

$0	N/A	N/A

Affiliated Brokerage Commissions Year Ended December 31

2009	% of Aggregate Commissions	2008	% of Aggregate Commissions	2007	% of Aggregate Commissions

$0	0%	N/A	N/A	N/A	N/A

No brokerage commissions were directed to brokers for brokerage and research services provided during the fiscal year ended December 31, 2009.

TST
TBRGA-1 Transamerica BlackRock Global Allocation VP

As described in the prospectus, the portfolio invests its assets in an underlying mutual fund, the BlackRock Global Allocation V.I. Fund of BlackRock Variable Series Funds, Inc. (the “BlackRock Fund”). The portfolio does not buy investment securities directly. The BlackRock Fund, on the other hand, invests directly in a portfolio of securities.

ADVISER TO BLACKROCK FUND

BlackRock Advisers, LLC

SUB-ADVISERS TO BLACKROCK FUND

BlackRock Investment Management, LLC and BlackRock Asset Management U.K. Limited

BLACKROCK FUND PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager and a description of the conflicts of interest policy applicable to each portfolio manager is provided in Appendix D of this SAI.

TST
TBRGA-2 Transamerica BlackRock Global Allocation VP

Transamerica BlackRock Large Cap Value VP

NON-FUNDAMENTAL INVESTMENT POLICIES

The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not purchase on margin or sell short.

(B) The portfolio may not invest more than an aggregate of 15% of the net assets of the portfolio, determined at the time of investment, in illiquid securities, subject to legal or contractual restrictions on resale or securities for which there are no readily available markets.

(C) The portfolio may not invest in companies for the purpose of exercising control or management.

(D) The portfolio may not pledge, mortgage or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value.

In addition, the portfolio may invest up to 10% of its assets in securities of companies organized under the laws of countries other than the United States that are traded on foreign securities exchanges or in the foreign over-the-counter markets, including securities of foreign issuers that are represented by American Depositary Receipts (ADRs). Securities of foreign issuers that are represented by ADRs or that are listed on a U.S. over-the-counter market are considered ‘‘foreign securities’’ for the purpose of the portfolio’s investment allocations. The portfolio generally limits its foreign securities investments to ADRs of issuers in developed countries.

FEES PAID BY PORTFOLIO

TRUSTEES’ FEES

Each portfolio pays a share of the fees and expenses for the Trust’s Board of Trustees. Transamerica BlackRock Large Cap Value VP paid $28,384 for the fiscal year ended December 31, 2009.

ADVISORY FEES

Transamerica Asset Management, Inc. (“TAM”) serves as investment adviser to this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust’s prospectus. The portfolio paid the following amounts for the last three fiscal years:

2009	2008	2007

$6,052,912	$6,469,520	$7,292,573

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

2009	2008	2007

$155,077	$165,938	$187,802

TRANSFER AGENCY FEES

The portfolio paid transfer agency fees in the following amounts for the last three fiscal years:

2009	2008	2007

$13,348	$16,858	N/A

TST
TBRLCV-1 Transamerica BlackRock Large Cap Value VP

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

TAM has contractually undertaken through April 30, 2011 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio’s average daily net assets, 1.00%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:

2009	2008	2007

$0	$0	$0

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

Aggregate Commissions Year Ended December 31

2009	2008	2007

$552,468	$375,093	$253,687

Affiliated Brokerage Commissions Year Ended December 31

2009	% of Aggregate Commissions	2008	% of Aggregate Commissions	2007	% of Aggregate Commissions

$0	0%	$0	0%	$0	0%

No brokerage commissions were directed to brokers for brokerage and research services provided during the fiscal year ended December 31, 2009.

THE SUB-ADVISER

BlackRock Investment Management, LLC (“BlackRock”), located at 800 Scudders Mill Road, Plainsboro, NJ 08536, serves as sub-adviser to the portfolio pursuant to a Sub-Advisory Agreement dated October 3, 2006, as amended. The agreement continues in effect for two years from its effective date, and thereafter, from year to year if approved annually by the Trust’s Board of Trustees.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager and a description of the conflicts of interest policy applicable to each portfolio manager is provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:

2009	2008	2007

$2,474,497	$2,641,551	$2,971,757

TST
TBRLCV-2 Transamerica BlackRock Large Cap Value VP

Transamerica BlackRock Tactical Allocation VP

FEES PAID BY PORTFOLIO

TRUSTEES’ FEES

Each portfolio pays a share of the fees and expenses for the Trust’s Board of Trustees. Transamerica BlackRock Tactical Allocation VP paid $268 for the fiscal year ended December 31, 2009.

ADVISORY FEES

Transamerica Asset Management, Inc. (“TAM”) serves as investment adviser to this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust’s prospectus. The portfolio paid the following amounts for the last three fiscal years:

2009	2008	2007

$9,813	N/A	N/A

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

2009	2008	2007

$1,963	N/A	N/A

TRANSFER AGENCY FEES

The portfolio paid transfer agency fees in the following amounts for the last three fiscal years:

2009	2008	2007

$143	N/A	N/A

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

TAM has contractually undertaken through April 30, 2011 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, acquired (i.e., underlying portfolios) fees and extraordinary charges) exceed, as a percentage of the portfolio’s average daily net assets, 0.25%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:

2009	2008	2007

$11,180	N/A	N/A

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

Aggregate Commissions Year Ended December 31

2009	2008	2007

N/A	N/A	N/A

Affiliated Brokerage Commissions Year Ended December 31

2009	% of Aggregate Commissions	2008	% of Aggregate Commissions	2007	% of Aggregate Commissions

N/A	N/A	N/A	N/A	N/A	N/A

No brokerage commissions were directed to brokers for brokerage and research services provided during the fiscal year ended December 31, 2009.

TST
TBRTA-1 Transamerica BlackRock Tactical Allocation VP

THE SUB-ADVISER

BlackRock Financial Management, Inc. (“BlackRock”), 40 East 52nd Street, New York, NY 10022, serves as sub-adviser to the portfolio pursuant to a Sub-Advisory Agreement dated May 1, 2009. The agreement continues in effect from year to year if approved annually by the Trust’s Board of Trustees.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager and a description of the conflicts of interest policy applicable to each portfolio manager is provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:

2009	2008	2007

$9,813	N/A	N/A

TST
TBRTA-2 Transamerica BlackRock Tactical Allocation VP

Transamerica Clarion Global Real Estate Securities VP

NON-FUNDAMENTAL INVESTMENT POLICIES

The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not (i) enter into any futures contracts or options on futures contracts for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission regulations if the aggregate initial margin deposits and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of the portfolio’s net assets, after taking into account unrealized profits and losses on such contracts it has entered into and (ii) enter into any futures contracts or options on futures contracts if the aggregate amount of the portfolio’s commitments under outstanding futures contracts positions and options on futures contracts would exceed the market value of its total assets.

(B) The portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short and provided that transactions in options, futures contracts, swaps, forward contracts and other derivative instruments are not deemed to constitute selling securities short.

(C) The portfolio may not purchase securities on margin, except that the portfolio may obtain such short-term credits as are necessary for the clearance of transactions, provided that margin payments and other deposits in connection with transactions in options, futures contracts, swaps and forward contracts and other derivative instruments shall not be deemed to constitute purchasing securities on margin.

(D) The portfolio may not purchase securities of other investment companies, other than a security acquired in connection with a merger, consolidation, acquisition, reorganization or offer of exchange and except as otherwise permitted under the 1940 Act.

(E) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees, as permitted under the 1940 Act.

(F) The portfolio may not invest in companies for the purpose of exercising control or management.

(G) Under normal circumstances, the portfolio will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current prospectus. (See the prospectus for a detailed discussion of the portfolio’s investments.) Shareholders will be provided with at least 60 days’ prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.

FEES PAID BY PORTFOLIO

TRUSTEES’ FEES

Each portfolio pays a share of the fees and expenses for the Trust’s Board of Trustees. Transamerica Clarion Global Real Estate Securities VP paid $14,135 for the fiscal year ended December 31, 2009.

ADVISORY FEES

Transamerica Asset Management, Inc. (“TAM”) serves as investment adviser to this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust’s prospectus. The portfolio paid the following amounts for the last three fiscal years:

2009	2008	2007

$3,096,394	$4,242,165	$6,486,539

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

2009	2008	2007

$78,313	$109,462	$172,830

TST
TCGRES-1 Transamerica Clarion Global Real Estate Securities VP

TRANSFER AGENCY FEES

The portfolio paid transfer agency fees in the following amounts for the last three fiscal years:

2009	2008	2007

$7,236	$9,561	N/A

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

TAM has contractually undertaken through April 30, 2011 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio’s average daily net assets, 1.00%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:

2009	2008	2007

$0	$0	$0

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

Aggregate Commissions Year Ended December 31

2009	2008	2007

$684,712	$782,529	$1,500,260

Affiliated Brokerage Commissions Year Ended December 31

2009	% of Aggregate Commissions	2008	% of Aggregate Commissions	2007	% of Aggregate Commissions

$0	0%	$0	0%	$0	0%

Brokerage commissions in the amount of $607,160 were directed to brokers for brokerage and research services provided during the fiscal year ended December 31, 2009.

THE SUB-ADVISER

ING Clarion Real Estate Securities, LLC (“Clarion”), located at 201 King of Prussia Road, Suite 600, Radnor, PA 19087, serves as sub-adviser for this portfolio.

Clarion serves as sub-adviser for this portfolio pursuant to a Sub-Advisory Agreement dated May 1, 2002, as amended. This agreement continues in effect from year to year if approved annually by the Trust’s Board of Trustees.

Clarion is an SEC registered investment adviser, and through its predecessors, has been managing investments in real estate securities on behalf of institutional investors since 1984.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager and a description of the conflicts of interest policy applicable to each portfolio manager is provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:

2009	2008	2007

$1,530,550	$2,094,251	$3,212,021

TST
TCGRES-2 Transamerica Clarion Global Real Estate Securities VP

Transamerica Convertible Securities VP

NON-FUNDAMENTAL INVESTMENT POLICIES

The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees as permitted under the 1940 Act.

(B) The portfolio may not sell securities short, except short sales “against the box” which includes underlying stocks of convertible securities.

(C) The portfolio may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(D) The portfolio may not invest in interests in oil, gas or other mineral development or exploration programs although it may invest in the marketable securities of companies that invest in or sponsor such programs.

(E) The portfolio may not invest for purposes of exercising control or management.

(F) The portfolio may not mortgage or pledge any securities owned or held by the portfolio in amounts that exceed, in the aggregate, 15% of the portfolio’s net assets, provided that this limitation does not apply to reverse repurchase agreements or the segregation of assets in connection with such transactions.

(G) The portfolio may not purchase securities in other investment companies, except as it may be acquired as part of a merger, consolidation, reorganization, acquisition of assets or offer of exchange.

(H) Under normal circumstances, the portfolio will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current prospectus. (See the prospectus for a detailed discussion of the portfolio’s investments.) Shareholders will be provided with at least 60 days’ prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.

FEES PAID BY PORTFOLIO

TRUSTEES’ FEES

Each portfolio pays a share of the fees and expenses for the Trust’s Board of Trustees. Transamerica Convertible Securities VP paid $4,645 for the fiscal year ended December 31, 2009.

ADVISORY FEES

Transamerica Asset Management, Inc. (“TAM”) serves as investment adviser to this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust’s prospectus. The portfolio paid the following amounts for the last three fiscal years:

2009	2008	2007

$970,652	$1,772,905	$2,352,568

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the past three fiscal years:

2009	2008	2007

$25,884	$47,406	$63,646

TST
TCS-1 Transamerica Convertible Securities VP

TRANSFER AGENCY FEES

The portfolio paid transfer agency fees in the following amounts for the last three fiscal years:

2009	2008	2007

$2,693	$4,051	N/A

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

TAM has contractually undertaken through April 30, 2011 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio’s average daily net assets, 1.15%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:

2009	2008	2007

$0	$0	$0

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

Aggregate Commissions Year Ended December 31

2009	2008	2007

$71,502	$50,986	$25,805

Affiliated Brokerage Commissions Year Ended December 31

2009	% of Aggregate Commissions	2008	% of Aggregate Commissions	2007	% of Aggregate Commissions

$0	0%	$0	0%	$0	0%

Brokerage commissions in the amount of $70,709 were directed to brokers for brokerage and research services provided during the fiscal year ended December 31, 2009.

THE SUB-ADVISER

Transamerica Investment Management, LLC (“TIM”) serves as sub-adviser to Transamerica Convertible Securities VP. TIM, located at 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025, is a registered investment adviser, which is wholly owned by Transamerica Investment Services, Inc. (“TISI”). TISI’s parent, Transamerica Corporation, was acquired in 1999 by AEGON NV, a global financial services firm. TAM is an affiliate of TIM. The sub-adviser serves pursuant to a Sub-Advisory Agreement dated May 1, 2002, as amended. The agreement continues in effect from year to year if approved annually by the Trust’s Board of Trustees.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager and a description of the conflicts of interest policy applicable to each portfolio manager is provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser was paid the following amounts for the past three fiscal years:

2009	2008	2007

$452,971	$829,614	$1,113,797

TST
TCS-2 Transamerica Convertible Securities VP

Transamerica Diversified Equity VP

Note: Transamerica Templeton Global VP was renamed Transamerica Diversified Equity VP on April 30, 2010.

NON-FUNDAMENTAL INVESTMENT POLICIES

The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not (i) enter into any futures contracts or options on futures contracts for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission regulations if the aggregate initial margin deposits and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of the portfolio’s net assets, after taking into account unrealized profits and losses on such contracts it has entered into and (ii) enter into any futures contracts or options on futures contracts if the aggregate amount of the portfolio’s commitments under outstanding futures contracts positions and options on futures contracts would exceed the market value of its total assets.

(B) The portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, swaps and forward futures contracts are not deemed to constitute selling securities short.

(C) The portfolio may not purchase securities on margin, except that the portfolio may obtain such short-term credits as are necessary for the clearance of transactions, provided that margin payments and other deposits made in connection with transactions in options, futures, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

(D) The portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker’s commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of a consolidation, merger or other reorganization.

(E) The portfolio may not mortgage or pledge any securities owned or held by the portfolio in amounts that exceed, in the aggregate, 15% of the portfolio’s net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to margin or guarantee positions in futures, options, swaps or forward contracts or the segregation of assets in connection with such contracts.

(F) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act or any other securities as to which the Board of Trustees has made a determination as to liquidity, as permitted under the 1940 Act.

(G) The portfolio may not invest in companies for the purpose of exercising control or management.

FEES PAID BY PORTFOLIO

TRUSTEES’ FEES

Each portfolio pays a share of the fees and expenses for the Trust’s Board of Trustees. Transamerica Diversified Equity VP paid $13,348 for the fiscal year ended December 31, 2009.

ADVISORY FEES

Transamerica Asset Management, Inc. (“TAM”) serves as investment adviser to this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust’s prospectus. The portfolio paid the following amounts for the last three fiscal years:

2009	2008	2007

$2,749,118	$3,520,886	$4,704,599

TST
TDE-1 Transamerica Diversified Equity VP

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

2009	2008	2007

$73,310	$94,076	$126,334

TRANSFER AGENCY FEES

The portfolio paid transfer agency fees in the following amounts for the last three fiscal years:

2009	2008	2007

$6,924	$7,483	N/A

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

TAM has contractually undertaken through April 30, 2011 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio’s average daily net assets, 0.85%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:

2009	2008	2007

$0	$0	$0

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

Aggregate Commissions Year Ended December 31

2009	2008	2007

$243,253	$218,537	$374,998

Affiliated Brokerage Commissions Year Ended December 31

2009	% of Aggregate Commissions	2008	% of Aggregate Commissions	2007	% of Aggregate Commissions

$0	0%	$0	0%	$0	0%

Brokerage commissions in the amount of $203,381 were directed to brokers for brokerage and research services provided during the fiscal year ended December 31, 2009.

THE SUB-ADVISER

Transamerica Investment Management, LLC (“TIM”), located at 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025, serves as sub-adviser for this portfolio pursuant to a Sub-Advisory Agreement dated August 1, 2006, as amended. This agreement continues in effect from year to year if approved annually by the Trust’s Board of Trustees. TIM is an affiliate of TAM.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager and a description of the conflicts of interest policy applicable to each portfolio manager is provided in Appendix D of this SAI.

TST
TDE-2 Transamerica Diversified Equity VP

SUB-ADVISORY FEES

The sub-adviser was paid fees for its services (excludes amounts withheld pursuant to the Expense Limitation Agreement) in the following amounts for the last three fiscal years:

2009	2008	2007

$334,201	$464,831	$584,595

Prior to May 1, 2010, Templeton Investment Counsel, LLC served as co-sub-adviser to the portfolio. It was paid the following amounts for its services for the last three fiscal years:

2009	2008	2007

$802,101	$983,602	$1,327,496

TST
TDE-3 Transamerica Diversified Equity VP

Transamerica Efficient Markets VP

NON-FUNDAMENTAL INVESTMENT POLICIES

The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees as permitted under the 1940 Act.

(B) The portfolio may not sell securities short, except short sales “against the box.”

(C) The portfolio may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

FEES PAID BY PORTFOLIO

TRUSTEES’ FEES

Each portfolio pays a share of the fees and expenses for the Trust’s Board of Trustees. Transamerica Efficient Markets VP paid $470 for the fiscal year ended December 31, 2009.

ADVISORY FEES

Transamerica Asset Management, Inc. (“TAM”) serves as investment adviser to this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust’s prospectus. The portfolio paid the following amounts for the last three fiscal years:

2009	2008	2007

$57,583	$434	N/A

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the past three fiscal years:

2009	2008	2007

$2,742	$21	N/A

TRANSFER AGENCY FEES

The portfolio paid transfer agency fees in the following amounts for the last three fiscal years:

2009	2008	2007

$216	$3	N/A

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

TAM has contractually undertaken through April 30, 2011 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, acquired (i.e., underlying portfolios) fees and extraordinary charges) exceed, as a percentage of the portfolio’s average daily net assets, 0.52%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:

2009	2008	2007

$25,168	$17,834	N/A

TST
TEM-1 Transamerica Efficient Markets VP

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

Aggregate Commissions Year Ended December 31

2009	2008	2007

$1,670	$61	N/A

Affiliated Brokerage Commissions Year Ended December 31

2009	% of Aggregate Commissions	2008	% of Aggregate Commissions	2007	% of Aggregate Commissions

$0	0%	$0	0%	N/A	N/A

No brokerage commissions were directed to brokers for brokerage and research services provided during the fiscal year ended December 31, 2009.

THE SUB-ADVISER

AEGON USA Investment Management, LLC (“AUIM”) serves as sub-adviser to the portfolio. AUIM, located at 4333 Edgewood Road, NE, Cedar Rapids, Iowa 52499, is a registered investment adviser. AUIM is a wholly owned, indirect subsidiary of AEGON NV, a Netherlands corporation and publicly traded international insurance group and is an affiliate of TAM. The sub-adviser serves pursuant to a Sub-Advisory Agreement dated November 10, 2008. The agreement continues for an initial period of two years and then remains in effect from year to year if approved annually.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio manager, the methods by which the portfolio manager is compensated, the range of securities owned by the portfolio manager and a description of the conflicts of interest policy to the portfolio manager is provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser was paid the following amounts for the past three fiscal years:

2009	2008	2007

$16,452	$124	N/A

TST
TEM-2 Transamerica Efficient Markets VP

Transamerica Federated Market Opportunity VP

NON-FUNDAMENTAL INVESTMENT POLICIES

The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio will not purchase securities on margin, other than in connection with the purchase of put options on financial futures contracts, but may obtain such short-term credits as may be necessary for the clearance of transactions.

(B) The portfolio will not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act or any securities for which the Board of Trustees or the Sub-Adviser has made a determination of liquidity, as permitted under the 1940 Act.

(C) The portfolio will not purchase securities of a company for the purpose of exercising control or management. However, the portfolio will acquire no more than 10% of the voting securities of an issuer and may exercise its voting power in the portfolio’s best interest. From time to time, the portfolio, together with other investment companies advised by affiliates or subsidiaries of Federated Investors, may together buy and hold substantial amounts of a company’s voting stock. All such stock may be voted together. In some cases, the portfolio and the other investment companies might collectively be considered to be in control of the company in which they have invested.

(D) With respect to securities comprising 75% of the value of its total assets, the portfolio will not purchase the securities of any issuer (other than the U.S. Government, its agencies, or instrumentalities or instruments secured by securities of such issuers, such as repurchase agreements or cash or cash items) if, as a result, more than 5% of the value of its total assets would be invested in the securities of such issuer, or acquire more than 10% of any class of voting securities of any issuer. For these purposes the portfolio takes all common stock and all preferred stock of an issuer each as a single class, regardless of priorities, series, designations, or other differences.

FEES PAID BY PORTFOLIO

TRUSTEES’ FEES

Each portfolio pays a share of the fees and expenses for the Trust’s Board of Trustees. Transamerica Federated Market Opportunity VP paid $11,599 for the fiscal year ended December 31, 2009.

ADVISORY FEES

Transamerica Asset Management, Inc. (“TAM”) serves as investment adviser to this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust’s prospectus. The portfolio paid the following amounts for the last three fiscal years:

2009	2008	2007

$2,345,870	$2,948,353	$3,492,146

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

2009	2008	2007

$62,557	$78,623	$93,145

TST
TFMO-1 Transamerica Federated Market Opportunity VP

TRANSFER AGENCY FEES

The portfolio paid transfer agency fees in the following amounts for the last three fiscal years:

2009	2008	2007

$6,288	$7,167	N/A

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

TAM has contractually undertaken through April 30, 2011 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio’s average daily net assets, 1.00%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:

2009	2008	2007

$0	$0	$0

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

Aggregate Commissions Year Ended December 31

2009	2008	2007

$1,912,573	$2,236,428	$883,779

Affiliated Brokerage Commissions Year Ended December 31

2009	% of Aggregate Commissions	2008	% of Aggregate Commissions	2007	% of Aggregate Commissions

$0	0%	$0	0%	$0	0%

Brokerage commissions in the amount of $856,207 were directed to brokers for brokerage and research services provided during the fiscal year ended December 31, 2009.

THE SUB-ADVISER

Federated Equity Management Company of Pennsylvania (“Federated”), located at 1001 Liberty Avenue, 25th Floor, Pittsburgh, PA 15222-3779, serves as sub-adviser to this portfolio pursuant to a Sub-Advisory Agreement dated January 1, 1997, as amended. The agreement continues in effect from year to year if approved annually by the Trust’s Board of Trustees.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio manager, the methods by which the portfolio manager is compensated, the range of securities owned by the portfolio manager and a description of the conflicts of interest policy applicable to the portfolio manager is provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:

2009	2008	2007

$876,957	$1,077,785	$1,259,314

TST
TFMO-2 Transamerica Federated Market Opportunity VP

Transamerica Focus VP

Note: Transamerica Legg Mason Partners All Cap VP was renamed Transamerica Focus VP on November 20, 2009.

NON-FUNDAMENTAL INVESTMENT POLICIES

The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees, as permitted under the 1940 Act.

(B) The portfolio may not invest in companies for the purpose of exercising control or management.

(C) The portfolio may not sell securities short. This restriction shall not apply to transactions involving selling securities “short against the box.”

FEES PAID BY PORTFOLIO

TRUSTEES’ FEES

Each portfolio pays a share of the fees and expenses for the Trust’s Board of Trustees. Transamerica Focus VP paid $5,347 for the fiscal year ended December 31, 2009.

ADVISORY FEES

Transamerica Asset Management, Inc. (“TAM”) serves as investment adviser to this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust’s prospectus. The portfolio paid the following amounts for the last three fiscal years:

2009	2008	2007

$1,174,670	$1,847,357	$2,858,650

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

2009	2008	2007

$29,367	$46,184	$71,466

TRANSFER AGENCY FEES

The portfolio paid transfer agency fees in the following amounts for the last three fiscal years:

2009	2008	2007

$2,833	$3,898	N/A

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

TAM has contractually undertaken through April 30, 2011 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio’s average daily net assets, 0.90%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:

2009	2008	2007

$0	$0	$0
TST
TF–1 Transamerica Focus VP

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

Aggregate Commissions Year Ended December 31

2009	2008	2007

$152,974	$233,237	$158,912

Affiliated Brokerage Commissions Year Ended December 31

2009	% of Aggregate Commissions	2008	% of Aggregate Commissions	2007	% of Aggregate Commissions

$0	0%	$0	0%	$0	0%

Brokerage commissions in the amount of $106,356 were directed to brokers for brokerage and research services provided during the fiscal year ended December 31, 2009.

THE SUB-ADVISER

Transamerica Investment Management, LLC, (“TIM”), serves as the sub-adviser to Transamerica Focus VP. TIM, located at 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025, is a registered investment adviser that is wholly owned by Transamerica Investment Services, Inc. (“TISI”). TISI’s parent, Transamerica Corporation, was acquired in 1999 by AEGON NV, a global financial services firm. TAM is an affiliate of TIM. The sub-adviser serves pursuant to a Sub-Advisory Agreement dated November 20, 2009. This agreement continues in effect from year to year if approved annually by the Trust’s Board of Trustees.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager and a description of the conflicts of interest policy applicable to each portfolio manager is provided in Appendix D of this SAI.

SUB-ADVISORY FEES

TIM became sub-adviser to the portfolio on November 20, 2009. It was paid the following amount for its services for the fiscal year 2009:

2009	2008	2007

$75,421	N/A	N/A

Prior to November 20, 2009, ClearBridge Advisors, LLC served as sub-adviser to the portfolio. It was paid the following amounts for its services for the last three fiscal years:

2009	2008	2007

$531,222	$940,817	$1,452,988

TST
TF–2 Transamerica Focus VP

Transamerica Foxhall Emerging Markets/Pacific Rim VP

FEES PAID BY PORTFOLIO

TRUSTEES’ FEES

Each portfolio pays a share of the fees and expenses for the Trust’s Board of Trustees. Transamerica Foxhall Emerging Markets/ Pacific Rim VP paid $102 for the fiscal year ended December 31, 2009.

ADVISORY FEES

Transamerica Asset Management, Inc. (“TAM”) serves as investment adviser to this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust’s prospectus. The portfolio paid the following amounts for the last three fiscal years:

2009	2008	2007

$37,400	N/A	N/A

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

2009	2008	2007

$831	N/A	N/A

TRANSFER AGENCY FEES

The portfolio paid transfer agency fees in the following amounts for the last three fiscal years:

2009	2008	2007

$58	N/A	N/A

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

TAM has contractually undertaken through April 30, 2011 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, acquired (i.e., underlying portfolios) fees and extraordinary charges) exceed, as a percentage of the portfolio’s average daily net assets, 1.00%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:

2009	2008	2007

$35,951	N/A	N/A

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

Aggregate Commissions Year Ended December 31

2009	2008	2007

$12,164	N/A	N/A

Affiliated Brokerage Commissions Year Ended December 31

2009	% of Aggregate Commissions	2008	% of Aggregate Commissions	2007	% of Aggregate Commissions

$0	0%	N/A	N/A	N/A	N/A

No brokerage commissions were directed to brokers for brokerage and research services provided during the fiscal year ended December 31, 2009.

TST
TFEMPR–1 Transamerica Foxhall Emerging Markets/Pacific Rim VP

THE SUB-ADVISER

Foxhall Capital Management, Inc. (“Foxhall”) serves as sub-adviser to the portfolio. Foxhall, located at 35 Old Tavern Road, 2nd Floor, Orange, CT 06477, is a registered investment adviser. Foxhall, a Virginia corporation, serves pursuant to a Sub-Advisory Agreement dated July 1, 2009. The agreement continues for an initial period of two years and then remains in effect from year to year if approved annually.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by the portfolio managers and a description of the conflicts of interest policy applicable to the portfolio managers is provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser received the following fees for the last three fiscal years:

2009	2008	2007

$18,700	N/A	N/A

TST
TFEMPR–2 Transamerica Foxhall Emerging Markets/Pacific Rim VP

Transamerica Foxhall Global Conservative VP

FEES PAID BY PORTFOLIO

TRUSTEES’ FEES

Each portfolio pays a share of the fees and expenses for the Trust’s Board of Trustees. Transamerica Foxhall Global Conservative VP paid $24 for the fiscal year ended December 31, 2009.

ADVISORY FEES

Transamerica Asset Management, Inc. (“TAM”) serves as investment adviser to this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust’s prospectus. The portfolio paid the following amounts for the last three fiscal years:

2009	2008	2007

$8,928	N/A	N/A

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

2009	2008	2007

$198	N/A	N/A

TRANSFER AGENCY FEES

The portfolio paid transfer agency fees in the following amounts for the last three fiscal years:

2009	2008	2007

$13	N/A	N/A

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

TAM has contractually undertaken through April 30, 2011 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, acquired (i.e., underlying portfolios) fees and extraordinary charges) exceed, as a percentage of the portfolio’s average daily net assets, 1.00%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:

2009	2008	2007

$26,478	N/A	N/A

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

Aggregate Commissions Year Ended December 31

2009	2008	2007

$2,504	N/A	N/A

Affiliated Brokerage Commissions Year Ended December 31

2009	% of Aggregate Commissions	2008	% of Aggregate Commissions	2007	% of Aggregate Commissions

$0	0%	N/A	N/A	N/A	N/A

No brokerage commissions were directed to brokers for brokerage and research services provided during the fiscal year ended December 31, 2009.

TST
TFGC–1 Transamerica Foxhall Global Conservative VP

THE SUB-ADVISER

Foxhall Capital Management, Inc. (“Foxhall”) serves as sub-adviser to the portfolio. Foxhall, located at 35 Old Tavern Road, 2nd Floor, Orange, CT 06477, is a registered investment adviser. Foxhall, a Virginia corporation, serves pursuant to a Sub-Advisory Agreement dated July 1, 2009. The agreement continues for an initial period of two years and then remains in effect from year to year if approved annually.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by the portfolio managers and a description of the conflicts of interest policy applicable to the portfolio managers is provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser received the following fees for the last three fiscal years:

2009	2008	2007

$4,464	N/A	N/A

TST
TFGC -2 Transamerica Foxhall Global Conservative VP

Transamerica Foxhall Global Growth VP

FEES PAID BY PORTFOLIO

TRUSTEES’ FEES

Each portfolio pays a share of the fees and expenses for the Trust’s Board of Trustees. Transamerica Foxhall Global Growth VP paid $106 for the fiscal year ended December 31, 2009.

ADVISORY FEES

Transamerica Asset Management, Inc. (“TAM”) serves as investment adviser to this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust’s prospectus. The portfolio paid the following amounts for the last three fiscal years:

2009	2008	2007

$38,195	N/A	N/A

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

2009	2008	2007

$849	N/A	N/A

TRANSFER AGENCY FEES

The portfolio paid transfer agency fees in the following amounts for the last three fiscal years:

2009	2008	2007

$58	N/A	N/A

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

TAM has contractually undertaken through April 30, 2011 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, acquired (i.e., underlying portfolios) fees and extraordinary charges) exceed, as a percentage of the portfolio’s average daily net assets, 1.00%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:

2009	2008	2007

$36,819	N/A	N/A

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

Aggregate Commissions Year Ended December 31

2009	2008	2007

$15,715	N/A	N/A

Affiliated Brokerage Commissions Year Ended December 31

2009	% of Aggregate Commissions	2008	% of Aggregate Commissions	2007	% of Aggregate Commissions

$0	0%	N/A	N/A	N/A	N/A

No brokerage commissions were directed to brokers for brokerage and research services provided during the fiscal year ended December 31, 2009.

TST
TFGG–1 Transamerica Foxhall Global Growth VP

THE SUB-ADVISER

Foxhall Capital Management, Inc. (“Foxhall”) serves as sub-adviser to the portfolio. Foxhall, located at 35 Old Tavern Road, 2nd Floor, Orange, CT 06477, is a registered investment adviser. Foxhall, a Virginia corporation, serves pursuant to a Sub-Advisory Agreement dated July 1, 2009. The agreement continues for an initial period of two years and then remains in effect from year to year if approved annually.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by the portfolio managers and a description of the conflicts of interest policy applicable to the portfolio managers is provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser received the following fees for the last three fiscal years:

2009	2008	2007

$19,097	N/A	N/A

TST
TFGG-2 Transamerica Foxhall Global Growth VP

Transamerica Foxhall Global Hard Asset VP

FEES PAID BY PORTFOLIO

TRUSTEES’ FEES

Each portfolio pays a share of the fees and expenses for the Trust’s Board of Trustees. Transamerica Foxhall Global Hard Asset VP paid $60 for the fiscal year ended December 31, 2009.

ADVISORY FEES

Transamerica Asset Management, Inc. (“TAM”) serves as investment adviser to this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust’s prospectus. The portfolio paid the following amounts for the last three fiscal years:

2009	2008	2007

$22,321	N/A	N/A

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

2009	2008	2007

$496	N/A	N/A

TRANSFER AGENCY FEES

The portfolio paid transfer agency fees in the following amounts for the last three fiscal years:

2009	2008	2007

$35	N/A	N/A

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

TAM has contractually undertaken through April 30, 2011 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, acquired (i.e., underlying portfolios) fees and extraordinary charges) exceed, as a percentage of the portfolio’s average daily net assets, 1.00%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:

2009	2008	2007

$29,395	N/A	N/A

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

Aggregate Commissions Year Ended December 31

2009	2008	2007

$9,751	N/A	N/A

Affiliated Brokerage Commissions Year Ended December 31

2009	% of Aggregate Commissions	2008	% of Aggregate Commissions	2007	% of Aggregate Commissions

$0	0%	N/A	N/A	N/A	N/A

No brokerage commissions were directed to brokers for brokerage and research services provided during the fiscal year ended December 31, 2009.

TST
TFGHA–1 Transamerica Foxhall Global Hard Asset VP

THE SUB-ADVISER

Foxhall Capital Management, Inc. (“Foxhall”) serves as sub-adviser to the portfolio. Foxhall, located at 35 Old Tavern Road, 2nd Floor, Orange, CT 06477, is a registered investment adviser. Foxhall, a Virginia corporation, serves pursuant to a Sub-Advisory Agreement dated July 1, 2009. The agreement continues for an initial period of two years and then remains in effect from year to year if approved annually.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by the portfolio managers and a description of the conflicts of interest policy applicable to the portfolio managers is provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser received the following fees for the last three fiscal years:

2009	2008	2007

$11,160	N/A	N/A

TST
TFGHA-2 Transamerica Global Hard Asset VP

Transamerica Growth Opportunities VP

NON-FUNDAMENTAL INVESTMENT POLICIES

The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not purchase securities of other investment companies, other than a security acquired in connection with a merger, consolidation, acquisition, reorganization or offer of exchange and except as permitted under the 1940 Act, if as a result of the purchase: (a) more than 10% of the value of the portfolio’s total assets would be invested in the securities of investment companies; (b) more than 5% of the value of the portfolio’s total assets would be invested in the securities of any one investment company; or (c) the portfolio would own more than 3% of the total outstanding voting securities of any investment company.

(B) The portfolio may not invest in companies for the purposes of exercising control or management.

(C) Make short sales of securities or maintain a short position unless, at all times when a short position is open, the portfolio owns an equal amount of the securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short.

(D) Purchase securities on margin, except that the portfolio may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts, financial futures contracts or related options, and options on securities, and options on securities indexes will not be deemed to be a purchase of securities on margin by the portfolio.

In addition to the above, as a fundamental policy, the portfolio may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such portfolio (which might result in duplication of certain fees and expenses).

FEES PAID BY PORTFOLIO

TRUSTEES’ FEES

Each portfolio pays a share of the fees and expenses for the Trust’s Board of Trustees. Transamerica Growth Opportunities VP paid $8,371 for the fiscal year ended December 31, 2009.

ADVISORY FEES

Transamerica Asset Management, Inc. (“TAM”) serves as investment adviser to this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust’s prospectus. The portfolio paid the following amounts for the last three fiscal years:

2009	2008	2007

$1,848,466	$2,662,790	$3,682,310

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

2009	2008	2007

$46,382	$67,862	$94,931

TST
TGO–1 Transamerica Growth Opportunities VP

TRANSFER AGENCY FEES

The portfolio paid transfer agency fees in the following amounts for the last three fiscal years:

2009	2008	2007

$4,271	$5,247	N/A

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

TAM has contractually undertaken through April 30, 2011 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio’s average daily net assets, 1.15%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:

2009	2008	2007

$0	$0	$0

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

Aggregate Commissions Year Ended December 31

2009	2008	2007

$362,159	$454,224	$634,775

Affiliated Brokerage Commissions Year Ended December 31

2009	% of Aggregate Commissions	2008	% of Aggregate Commissions	2007	% of Aggregate Commissions

$0	0%	$0	0%	$0	0%

Brokerage commissions in the amount of $294,836 were directed to brokers for brokerage and research services provided during the fiscal year ended December 31, 2009.

THE SUB-ADVISER

Transamerica Investment Management, LLC (“TIM”) serves as the sub-adviser to Transamerica Growth Opportunities VP. TIM, located at 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025, is a registered investment adviser that is wholly owned by Transamerica Investment Services, Inc. (“TISI”). TISI’s parent, Transamerica Corporation, was acquired in 1999 by AEGON NV, a global financial services firm. TAM is an affiliate of TIM. The sub-adviser serves pursuant to a Sub-Advisory Agreement dated May 1, 2002, as amended. This agreement continues in effect from year to year if approved annually by the Trust’s Board of Trustees.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager and a description of the conflicts of interest policy applicable to each portfolio manager is provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The portfolio received fees for its services in the following amounts for the last three fiscal years:

2009	2008	2007

$861,678	$1,235,946	$1,711,294

TST
TGO-2 Transamerica Growth Opportunities VP

Transamerica Hanlon Balanced VP

FEES PAID BY PORTFOLIO

TRUSTEES’ FEES

Each portfolio pays a share of the fees and expenses for the Trust’s Board of Trustees. Transamerica Hanlon Balanced VP paid $67 for the fiscal year ended December 31, 2009.

ADVISORY FEES

Transamerica Asset Management, Inc. (“TAM”) serves as investment adviser to this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust’s prospectus. The portfolio paid the following amounts for the last three fiscal years:

2009	2008	2007

$21,013	N/A	N/A

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

2009	2008	2007

$467	N/A	N/A

TRANSFER AGENCY FEES

The portfolio paid transfer agency fees in the following amounts for the last three fiscal years:

2009	2008	2007

$32	N/A	N/A

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

TAM has contractually undertaken through April 30, 2011 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, acquired (i.e., underlying portfolios) fees and extraordinary charges) exceed, as a percentage of the portfolio’s average daily net assets, 1.00%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:

2009	2008	2007

$24,858	N/A	N/A

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

Aggregate Commissions Year Ended December 31

2009	2008	2007

$6,843	N/A	N/A

Affiliated Brokerage Commissions Year Ended December 31

2009	% of Aggregate Commissions	2008	% of Aggregate Commissions	2007	% of Aggregate Commissions

$0	0%	N/A	N/A	N/A	N/A

Brokerage commissions in the amount of $40 were directed to brokers for brokerage and research services provided during the fiscal year ended December 31, 2009.

TST
THB–1 Transamerica Hanlon Balanced VP

THE SUB-ADVISER

Hanlon Investment Management, Inc. (“Hanlon”) serves as sub-adviser to the portfolio. Hanlon, located at 3393 Bargaintown Road, Suite 200, Egg Harbor Township, NJ 08234, is a registered investment adviser. Hanlon, a New Jersey corporation, serves pursuant to a Sub-Advisory Agreement dated May 1, 2009. The agreement continues for an initial period of two years and then remains in effect from year to year if approved annually.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by the portfolio managers and a description of the conflicts of interest policy applicable to the portfolio managers is provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser received the following fees for the last three fiscal years:

2009	2008	2007

$10,506	N/A	N/A

TST
THB-2 Transamerica Hanlon Balanced VP

Transamerica Hanlon Growth VP

FEES PAID BY PORTFOLIO

TRUSTEES’ FEES

Each portfolio pays a share of the fees and expenses for the Trust’s Board of Trustees. Transamerica Hanlon Growth VP paid $161 for the fiscal year ended December 31, 2009.

ADVISORY FEES

Transamerica Asset Management, Inc. (“TAM”) serves as investment adviser to this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust’s prospectus. The portfolio paid the following amounts for the last three fiscal years:

2009	2008	2007

$43,886	N/A	N/A

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

2009	2008	2007

$975	N/A	N/A

TRANSFER AGENCY FEES

The portfolio paid transfer agency fees in the following amounts for the last three fiscal years:

2009	2008	2007

$70	N/A	N/A

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

TAM has contractually undertaken through April 30, 2011 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, acquired (i.e., underlying portfolios) fees and extraordinary charges) exceed, as a percentage of the portfolio’s average daily net assets, 1.00%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:

2009	2008	2007

$25,967	N/A	N/A

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

Aggregate Commissions Year Ended December 31

2009	2008	2007

$14,694	N/A	N/A

Affiliated Brokerage Commissions Year Ended December 31

2009	% of Aggregate Commissions	2008	% of Aggregate Commissions	2007	% of Aggregate Commissions

$0	0%	N/A	N/A	N/A	N/A

Brokerage commissions in the amount of $203 were directed to brokers for brokerage and research services provided during the fiscal year ended December 31, 2009.

TST
THG–1 Transamerica Hanlon Growth VP

THE SUB-ADVISER

Hanlon Investment Management, Inc. (“Hanlon”) serves as sub-adviser to the portfolio. Hanlon, located at 3393 Bargaintown Road, Suite 200, Egg Harbor Township, NJ 08234, is a registered investment adviser. Hanlon, a New Jersey corporation, serves pursuant to a Sub-Advisory Agreement dated May 1, 2009. The agreement continues for an initial period of two years and then remains in effect from year to year if approved annually.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by the portfolio managers and a description of the conflicts of interest policy applicable to the portfolio managers is provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser received the following fees for the last three fiscal years:

2009	2008	2007

$21,493	N/A	N/A

TST
TGO-2 Transamerica Hanlon Growth VP

Transamerica Hanlon Growth and Income VP

FEES PAID BY PORTFOLIO

TRUSTEES’ FEES

Each portfolio pays a share of the fees and expenses for the Trust’s Board of Trustees. Transamerica Hanlon Growth and Income VP paid $89 for the fiscal year ended December 31, 2009.

ADVISORY FEES

Transamerica Asset Management, Inc. (“TAM”) serves as investment adviser to this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust’s prospectus. The portfolio paid the following amounts for the last three fiscal years:

2009	2008	2007

$25,791	N/A	N/A

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

2009	2008	2007

$573	N/A	N/A

TRANSFER AGENCY FEES

The portfolio paid transfer agency fees in the following amounts for the last three fiscal years:

2009	2008	2007

$41	N/A	N/A

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

TAM has contractually undertaken through April 30, 2011 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, acquired (i.e., underlying portfolios) fees and extraordinary charges) exceed, as a percentage of the portfolio’s average daily net assets, 1.00%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:

2009	2008	2007

$25,132	N/A	N/A

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

Aggregate Commissions Year Ended December 31

2009	2008	2007

$8,258	N/A	N/A

Affiliated Brokerage Commissions Year Ended December 31

2009	% of Aggregate Commissions	2008	% of Aggregate Commissions	2007	% of Aggregate Commissions

$0	0%	N/A	N/A	N/A	N/A

Brokerage commissions in the amount of $166 were directed to brokers for brokerage and research services provided during the fiscal year ended December 31, 2009.

TST
THGI–1 Transamerica Hanlon Growth and Income VP

THE SUB-ADVISER

Hanlon Investment Management, Inc. (“Hanlon”) serves as sub-adviser to the portfolio. Hanlon, located at 3393 Bargaintown Road, Suite 200, Egg Harbor Township, NJ 08234, is a registered investment adviser. Hanlon, a New Jersey corporation, serves pursuant to a Sub-Advisory Agreement dated May 1, 2009. The agreement continues for an initial period of two years and then remains in effect from year to year if approved annually.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by the portfolio managers and a description of the conflicts of interest policy applicable to the portfolio managers is provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser received the following fees for the last three fiscal years:

2009	2008	2007

$12,896	N/A	N/A

TST
THGI-2 Transamerica Hanlon Growth and Income VP

Transamerica Hanlon Managed Income VP

FEES PAID BY PORTFOLIO

TRUSTEES’ FEES

Each portfolio pays a share of the fees and expenses for the Trust’s Board of Trustees. Transamerica Hanlon Managed Income VP paid $211 for the fiscal year ended December 31, 2009.

ADVISORY FEES

Transamerica Asset Management, Inc. (“TAM”) serves as investment adviser to this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust’s prospectus. The portfolio paid the following amounts for the last three fiscal years:

2009	2008	2007

$67,568	N/A	N/A

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

2009	2008	2007

$1,502	N/A	N/A

TRANSFER AGENCY FEES

The portfolio paid transfer agency fees in the following amounts for the last three fiscal years:

2009	2008	2007

$105	N/A	N/A

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

TAM has contractually undertaken through April 30, 2011 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, acquired (i.e., underlying portfolios) fees and extraordinary charges) exceed, as a percentage of the portfolio’s average daily net assets, 1.00%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:

2009	2008	2007

$23,919	N/A	N/A

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

Aggregate Commissions Year Ended December 31

2009	2008	2007

$21,438	N/A	N/A

Affiliated Brokerage Commissions Year Ended December 31

2009	% of Aggregate Commissions	2008	% of Aggregate Commissions	2007	% of Aggregate Commissions

$0	0%	N/A	N/A	N/A	N/A

Brokerage commissions in the amount of $686 were directed to brokers for brokerage and research services provided during the fiscal year ended December 31, 2009.

TST
THMI-1 Transamerica Hanlon Managed Income VP

THE SUB-ADVISER

Hanlon Investment Management, Inc. (“Hanlon”) serves as sub-adviser to the portfolio. Hanlon, located at 3393 Bargaintown Road, Suite 200, Egg Harbor Township, NJ 08234, is a registered investment adviser. Hanlon, a New Jersey corporation, serves pursuant to a Sub-Advisory Agreement dated May 1, 2009. The agreement continues for an initial period of two years and then remains in effect from year to year if approved annually.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by the portfolio managers and a description of the conflicts of interest policy applicable to the portfolio managers is provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser received the following fees for the last three fiscal years:

2009	2008	2007

$33,784	N/A	N/A

TST
THMI-2 Transamerica Hanlon Managed Income VP

Transamerica Index 35 VP

NON-FUNDAMENTAL INVESTMENT POLICIES:

The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees as permitted under the 1940 Act.

(B) The portfolio may not sell securities short, except short sales “against the box.”

(C) The portfolio may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

FEES PAID BY PORTFOLIO

TRUSTEES’ FEES

Each portfolio pays a share of the fees and expenses for the Trust’s Board of Trustees. Transamerica Index 35 VP paid $0 for the fiscal year ended December 31, 2009.

ADVISORY FEES

Transamerica Asset Management, Inc. (“TAM”) serves as investment adviser to this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust’s prospectus. The portfolio paid the following amounts for the last three fiscal years:

2009	2008	2007

$395	N/A	N/A

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

2009	2008	2007

$25	N/A	N/A

TRANSFER AGENCY FEES

The portfolio paid transfer agency fees in the following amounts for the last three fiscal years:

2009	2008	2007

$1	N/A	N/A

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

TAM has contractually undertaken through April 30, 2011 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, acquired (i.e., underlying portfolios) fees and extraordinary charges) exceed, as a percentage of the portfolio’s average daily net assets, 0.37%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:

2009	2008	2007

$33,774	N/A	N/A

TST
TI35-1 Transamerica Index 35 VP

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

Aggregate Commissions Year Ended December 31

2009	2008	2007

$301	N/A	N/A

Affiliated Brokerage Commissions Year Ended December 31

2009	% of Aggregate Commissions	2008	% of Aggregate Commissions	2007	% of Aggregate Commissions

$0	0%	N/A	N/A	N/A	N/A

No brokerage commissions were directed to brokers for brokerage and research services provided during the fiscal year ended December 31, 2009.

THE SUB-ADVISER

AEGON USA Investment Management, LLC (“AUIM”) serves as sub-adviser to the portfolio. AUIM, located at 4333 Edgewood Road, NE, Cedar Rapids, IA 52499, is a registered investment adviser. AUIM is a wholly owned, indirect subsidiary of AEGON NV, a Netherlands corporation and publicly traded international insurance group, and is an affiliate of TAM. The sub-adviser serves pursuant to a Sub-Advisory Agreement dated November 19, 2009. The agreement continues for an initial period of two years and then remains in effect from year to year if approved annually by the Trust’s Board of Trustees.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio manager, the methods by which the portfolio manager is compensated, the range of securities owned by the portfolio manager and a description of the conflicts of interest policy to the portfolio manager is provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser received the following fees for the last three fiscal years:

2009	2008	2007

$148	N/A	N/A

TST
TI35-2 Transamerica Index 35 VP

Transamerica Index 50 VP

NON-FUNDAMENTAL INVESTMENT POLICIES:

The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees as permitted under the 1940 Act.

(B) The portfolio may not sell securities short, except short sales “against the box.”

(C) The portfolio may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

FEES PAID BY PORTFOLIO

TRUSTEES’ FEES

Each portfolio pays a share of the fees and expenses for the Trust’s Board of Trustees. Transamerica Index 50 VP paid $3,303 for the fiscal year ended December 31, 2009.

ADVISORY FEES

Transamerica Asset Management, Inc. (“TAM”) serves as investment adviser to this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust’s prospectus. The portfolio paid the following amounts for the last three fiscal years:

2009	2008	2007

$300,902	$15,356	N/A

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the past three fiscal years:

2009	2008	2007

$19,460	$960	N/A

TRANSFER AGENCY FEES

The portfolio paid transfer agency fees in the following amounts for the last three fiscal years:

2009	2008	2007

$1,629	$218	N/A

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

TAM has contractually undertaken through April 30, 2011 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, acquired (i.e., underlying portfolios) fees and extraordinary charges) exceed, as a percentage of the portfolio’s average daily net assets, 0.37%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:

2009	2008	2007

$14,158	$41,053	N/A

TST
TI50-1 Transamerica Index 50 VP

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

Aggregate Commissions Year Ended December 31

2009	2008	2007

$39,322	$4,960	N/A

Affiliated Brokerage Commissions Year Ended December 31

2009	% of Aggregate Commissions	2008	% of Aggregate Commissions	2007	% of Aggregate Commissions

$0	0%	$0	0%	N/A	N/A

No brokerage commissions were directed to brokers for brokerage and research services provided during the fiscal year ended December 31, 2009.

THE SUB-ADVISER

AEGON USA Investment Management, LLC (“AUIM”) serves as sub-adviser to the portfolio. AUIM, located at 4333 Edgewood Road, NE, Cedar Rapids, IA 52499, is a registered investment adviser. AUIM is a wholly owned, indirect subsidiary of AEGON NV, a Netherlands corporation and publicly traded international insurance group, and is an affiliate of TAM. The sub-adviser serves pursuant to a Sub-Advisory Agreement dated May 1, 2008. The agreement continues for an initial period of two years and then remains in effect from year to year if approved annually by the Trust’s Board of Trustees.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio manager, the methods by which the portfolio manager is compensated, the range of securities owned by the portfolio manager and a description of the conflicts of interest policy to the portfolio manager is provided in Appendix D of this SAI.

The sub-adviser was paid the following amounts for the past three fiscal years:

2009	2008	2007

$106,304	$5,759	N/A

TST
TI50-2 Transamerica Index 50 VP

Transamerica Index 75 VP

NON-FUNDAMENTAL INVESTMENT POLICIES

The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees as permitted under the 1940 Act.

(B) The portfolio may not sell securities short, except short sales “against the box.”

(C) The portfolio may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

FEES PAID BY PORTFOLIO

TRUSTEES’ FEES

Each portfolio pays a share of the fees and expenses for the Trust’s Board of Trustees. Transamerica Index 75 VP paid $8,163 for the fiscal year ended December 31, 2009.

ADVISORY FEES

Transamerica Asset Management, Inc. (“TAM”) serves as investment adviser to this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust’s prospectus. The portfolio paid the following amounts for the last three fiscal years:

2009	2008	2007

$709,366	$44,283	N/A

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the past three fiscal years:

2009	2008	2007

$47,287	$2,770	N/A

TRANSFER AGENCY FEES

The portfolio paid transfer agency fees in the following amounts for the last three fiscal years:

2009	2008	2007

$3,955	$604	N/A

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

TAM has contractually undertaken through April 30, 2011 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, acquired (i.e., underlying portfolios) fees and extraordinary charges) exceed, as a percentage of the portfolio’s average daily net assets, 0.37%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:

2009	2008	2007

$0	$40,020	N/A

TST
TI75–1 Transamerica Index 75 VP

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

Aggregate Commissions Year Ended December 31

2009	2008	2007

$92,116	$14,088	N/A

Affiliated Brokerage Commissions Year Ended December 31

2009	% of Aggregate Commissions	2008	% of Aggregate Commissions	2007	% of Aggregate Commissions

$0	0%	$0	0%	N/A	N/A

No brokerage commissions were directed to brokers for brokerage and research services provided during the fiscal year ended December 31, 2009.

THE SUB-ADVISER

AEGON USA Investment Management, LLC (“AUIM”) serves as sub-adviser to the portfolio. AUIM, located at 4333 Edgewood Road, NE, Cedar Rapids, IA 52499, is a registered investment adviser. AUIM is a wholly owned, indirect subsidiary of AEGON NV, a Netherlands corporation and publicly traded international insurance group, and is an affiliate of TAM. The sub-adviser serves pursuant to a Sub-Advisory Agreement dated May 1, 2008. The agreement continues for an initial period of two years and then remains in effect from year to year if approved annually by the Trust’s Board of Trustees.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio manager, the methods by which the portfolio manager is compensated, the range of securities owned by the portfolio manager and a description of the conflicts of interest policy to the portfolio manager is provided in Appendix D of this SAI.

The sub-adviser was paid the following amounts for the past three fiscal years:

2009	2008	2007

$236,500	$16,587	N/A

TST
TI75-2 Transamerica Index 75 VP

Transamerica Index 100 VP

NON-FUNDAMENTAL INVESTMENT POLICIES:

The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees as permitted under the 1940 Act.

(B) The portfolio may not sell securities short, except short sales “against the box.”

(C) The portfolio may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

FEES PAID BY PORTFOLIO

TRUSTEES’ FEES

Each portfolio pays a share of the fees and expenses for the Trust’s Board of Trustees. Transamerica Index 100 VP paid $0 for the fiscal year ended December 31, 2009.

ADVISORY FEES

Transamerica Asset Management, Inc. (“TAM”) serves as investment adviser to this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust’s prospectus. The portfolio paid the following amounts for the last three fiscal years:

2009	2008	2007

$210	N/A	N/A

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the past three fiscal years:

2009	2008	2007

$13	N/A	N/A

TRANSFER AGENCY FEES

The portfolio paid transfer agency fees in the following amounts for the last three fiscal years:

2009	2008	2007

$1	N/A	N/A

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

TAM has contractually undertaken through April 30, 2011 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, acquired (i.e., underlying portfolios) fees and extraordinary charges) exceed, as a percentage of the portfolio’s average daily net assets, 0.37%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:

2009	2008	2007

$39,825	N/A	N/A

TST
TI100–1 Transamerica Index 100 VP

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

Aggregate Commissions Year Ended December 31

2009	2008	2007

$152	N/A	N/A

Affiliated Brokerage Commissions Year Ended December 31

2009	% of Aggregate Commissions	2008	% of Aggregate Commissions	2007	% of Aggregate Commissions

$0	0%	$0	0%	N/A	N/A

No brokerage commissions were directed to brokers for brokerage and research services provided during the fiscal year ended December 31, 2009.

THE SUB-ADVISER

AEGON USA Investment Management, LLC (“AUIM”) serves as sub-adviser to the portfolio. AUIM, located at 4333 Edgewood Road, NE, Cedar Rapids, IA 52499, is a registered investment adviser. AUIM is a wholly owned, indirect subsidiary of AEGON NV, a Netherlands corporation and publicly traded international insurance group, and is an affiliate of TAM. The sub-adviser serves pursuant to a Sub-Advisory Agreement dated November 19, 2009. The agreement continues for an initial period of two years and then remains in effect from year to year if approved annually by the Trust’s Board of Trustees.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio manager, the methods by which the portfolio manager is compensated, the range of securities owned by the portfolio manager and a description of the conflicts of interest policy to the portfolio manager is provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser received the following fees for the last three fiscal years:

2009	2008	2007

$79	N/A	N/A

TST
TI100-2 Transamerica Index 100 VP

Transamerica International Moderate Growth VP

NON-FUNDAMENTAL INVESTMENT POLICIES

The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees as permitted under the 1940 Act.

(B) The portfolio may not sell securities short, except short sales “against the box.”

(C) The portfolio may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(D) The portfolio may not mortgage or pledge any securities owned or held by the portfolio in amounts that exceed, in the aggregate, 15% of the portfolio’s net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to provide margin or guarantee positions in options, futures contracts, swaps, forward contracts or other derivative instruments or the segregation of assets in connection with such transactions.

(E) The portfolio may not invest for purposes of exercising control or management.

FEES PAID BY PORTFOLIO

TRUSTEES’ FEES

Each portfolio pays a share of the fees and expenses for the Trust’s Board of Trustees. Transamerica International Moderate Growth VP paid $12,182 for the fiscal year ended December 31, 2009.

ADVISORY FEES

Transamerica Asset Management, Inc. (“TAM”) serves as investment adviser to this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust’s prospectus. The portfolio paid the following amount for the last three fiscal years:

2009	2008	2007

$338,347	$291,260	$138,786

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative fees in the following amount for the last three fiscal years:

2009	2008	2007

$42,293	$36,407	$17,348

TST
TIMG–1 Transamerica International Moderate Growth VP

TRANSFER AGENCY FEES

The portfolio paid transfer agency fees in the following amounts for the last three fiscal years:

2009	2008	2007

$6,368	$5,884	N/A

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

TAM has contractually undertaken through April 30, 2011 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, acquired (i.e., underlying portfolios) fees and extraordinary charges) exceed, as a percentage of the portfolio’s average daily net assets, 0.25%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:

2009	2008	2007

$0	$0	$0

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amount for the last three fiscal years:

Aggregate Commissions Year Ended December 31

2009	2008	2007

N/A	N/A	N/A

Affiliated Brokerage Commissions Year Ended December 31

2009	% of Aggregate Commissions	2008	% of Aggregate Commissions	2007	% of Aggregate Commissions

N/A	N/A	N/A	N/A	N/A	N/A

PORTFOLIO CONSTRUCTION MANAGER

Morningstar Associates, LLC (“Morningstar”) serves as portfolio construction manager to the portfolio pursuant to the terms of an Asset Allocation Management Agreement dated April 1, 2005, as amended. Morningstar is located at 22 West Washington Street, Chicago, IL 60602.

PORTFOLIO CONSTRUCTION MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio construction manager, the methods by which the portfolio construction manager is compensated, the range of securities owned by the portfolio construction manager and a description of the conflicts of interest policy applicable to the portfolio construction manager is provided in Appendix D of this SAI.

PORTFOLIO CONSTRUCTION MANAGER FEES

The portfolio construction manager was paid fees for its services in the following amounts for the last three fiscal years:

2009	2008	2007

$338,347	$291,260	$138,786

TST
TIMG–2 Transamerica International Moderate Growth VP

Transamerica Jennison Growth VP

NON-FUNDAMENTAL INVESTMENT POLICIES

The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees, as permitted under the 1940.

(B) The portfolio may not invest in companies for the purpose of exercising control or management.

(C) The portfolio may not purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities; and (ii) it may make margin deposits in connection with futures contracts or other permissible investments.

(D) The portfolio may not mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments, provided, however, that such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the portfolio’s total assets at the time of borrowing or investment.

FEES PAID BY PORTFOLIO

TRUSTEES’ FEES

Each portfolio pays a share of the fees and expenses for the Trust’s Board of Trustees. Transamerica Jennison Growth VP paid $12,052 for the fiscal year ended December 31, 2009.

ADVISORY FEES

Transamerica Asset Management, Inc. (“TAM”) serves as investment adviser to this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust’s prospectus. The portfolio paid the following amounts for the last three fiscal years:

2009	2008	2007

$2,648,044	$1,583,402	$1,211,824

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

2009	2008	2007

$66,817	$39,585	$30,296

TRANSFER AGENCY FEES

The portfolio paid transfer agency fees in the following amounts for the last three fiscal years:

2009	2008	2007

$6,044	$4,173	N/A

TST
TJNGR-1 Transamerica Jennison Growth VP

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

TAM has contractually undertaken through April 30, 2011 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio’s average daily net assets, 0.94%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:

2009	2008	2007

$0	$0	$0

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

Aggregate Commissions Year Ended December 31

2009	2008	2007

$575,053	$302,308	$186,686

Affiliated Brokerage Commissions Year Ended December 31

2009	% of Aggregate Commissions	2008	% of Aggregate Commissions	2007	% of Aggregate Commissions

$0	0%	$0	0%	$100	0.05%

Brokerage commissions in the amount of $372,465 were directed to brokers for brokerage and research services provided during the fiscal year ended December 31, 2009.

THE SUB-ADVISER

Jennison Associates LLC (“Jennison”), 466 Lexington Avenue, 18th Floor, New York, NY 10017, serves as sub-adviser for this portfolio pursuant to a Sub-Advisory Agreement dated May 1, 2002, as amended. The agreement will continue in effect from year to year if approved annually by the Trust’s Board of Trustees.

Jennison (including its predecessor, Jennison Associates Capital Corp.), is a registered investment advisor founded in 1969. Jennison is organized under the laws of Delaware as a single member limited liability company whose sole member is Prudential Investment Management, Inc., which is a direct, wholly-owned subsidiary of Prudential Asset Management Holding Company LLC, which is a direct, wholly-owned subsidiary of Prudential Financial, Inc.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager and a description of the conflicts of interest policy applicable to each portfolio manager is provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:

2009	2008	2007

$1,177,485	$753,704	$590,804

TST
TJNGR-2 Transamerica Jennison Growth VP

Transamerica JPMorgan Core Bond VP

NON-FUNDAMENTAL INVESTMENT POLICIES

The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not, as a matter of non-fundamental policy: (i) enter into any futures contracts or options on futures contracts for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission regulations if the aggregate initial margin deposits and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of the portfolio’s net assets, after taking into account unrealized profits and losses on such contracts it has entered into and (ii) enter into any futures contracts or options on futures contracts if the aggregate amount of the portfolio’s commitments under outstanding futures contracts positions and options on futures contracts would exceed the market value of its total assets.

(B) The portfolio may not mortgage or pledge any securities owned or held by the portfolio in amounts that exceed, in the aggregate, 15% of the portfolio’s net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to provide margin or guarantee positions in options, futures contracts, swaps, forward contracts or other derivative instruments or the segregation of assets in connection with such transactions.

(C) The portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, futures contracts, swaps, forward contracts and other derivative instruments are not deemed to constitute selling securities short.

(D) The portfolio may not purchase securities on margin, except that a portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits made in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments shall not be deemed to constitute purchasing securities on margin.

(E) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act or any securities for which the Board of Trustees or the Sub-Adviser has made a determination of liquidity, as permitted under the 1940 Act.

(F) The portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker’s commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Restrictions (i) and (ii) do not apply to money market portfolios or to securities received as dividends, through offers to exchange, or as a result of reorganization, consolidation, or merger. If the portfolio invests in a money market portfolio, the Investment Adviser will reduce its advisory fee by the amount of any investment advisory or administrative service fees paid to the investment manager of the money market portfolio.

(G) The portfolio may not invest more than 25% of its net assets at the time of purchase in the securities of foreign issuers and obligors.

(H) The portfolio may not invest in companies for the purpose of exercising control or management.

(I) Under normal circumstances, the portfolio will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current prospectus. (See the prospectus for a detailed discussion of the portfolio’s investments.) Shareholders will be provided with at least 60 days’ prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.

FEES PAID BY PORTFOLIO

TRUSTEES’ FEES

Each portfolio pays a share of the fees and expenses for the Trust’s Board of Trustees. Transamerica JPMorgan Core Bond VP paid $6,354 for the fiscal year ended December 31, 2009.

TST
TJPMCB-1 Transamerica JPMorgan Core Bond VP

ADVISORY FEES

Transamerica Asset Management, Inc. (“TAM”) serves as investment adviser to this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust’s prospectus. The portfolio paid the following amounts for the last three fiscal years:

2009	2008	2007

$777,378	$738,286	$716,968

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

2009	2008	2007

$34,550	$32,813	$31,865

TRANSFER AGENCY FEES

The portfolio paid transfer agency fees in the following amounts for the last three fiscal years:

2009	2008	2007

$3,423	$3,247	N/A

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

TAM has contractually undertaken through April 30, 2011 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio’s average daily net assets, 0.70%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:

2009	2008	2007

$0	$0	$0

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

Aggregate Commissions Year Ended December 31

2009	2008	2007

$0	$0	$0

Affiliated Brokerage Commissions Year Ended December 31

2009	% of Aggregate Commissions	2008	% of Aggregate Commissions	2007	% of Aggregate Commissions

$0	0%	$0	0%	$0	0%

No brokerage commissions were directed to brokers for brokerage and research services provided during the fiscal year ended December 31, 2009.

THE SUB-ADVISER

J.P. Morgan Investment Management Inc. (“JPMorgan”), 245 Park Avenue, New York, NY 10167 is the portfolio’s sub-adviser. JPMorgan is an indirect, wholly owned subsidiary of JPMorgan Chase & Co.

JPMorgan serves a sub-adviser pursuant to a Sub-Advisory Agreement dated May 1, 2002, as amended. The Agreement continues in effect year to year if approved annually by the Trust’s Board of Trustees.

TST
TJPMCB-2 Transamerica JPMorgan Core Bond VP

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio manager, the methods by which the portfolio manager is compensated, the range of securities owned by the portfolio manager and a description of the conflicts of interest policy applicable to the portfolio manager is provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:

2009	2008	2007

$345,501	$328,127	$318,652

TST
TJPMCB-3 Transamerica JPMorgan Core Bond VP

Transamerica JPMorgan Enhanced Index VP

NON-FUNDAMENTAL INVESTMENT POLICIES

The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees, as permitted under the 1940 Act.

(B) The portfolio may not invest in companies for the purpose of exercising control or management.

(C) The portfolio may not purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities; and (ii) it may make margin deposits in connection with futures contracts or other permissible investments.

(D) The portfolio may not mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the portfolio’s total assets at the time of borrowing or investment.

(E) The portfolio may not sell securities short, except short sales “against the box.”

FEES PAID BY PORTFOLIO

TRUSTEES’ FEES

Each portfolio pays a share of the fees and expenses for the Trust’s Board of Trustees. Transamerica JPMorgan Enhanced Index VP paid $3,365 for the fiscal year ended December 31, 2009.

ADVISORY FEES

Transamerica Asset Management, Inc. (“TAM”) serves as investment adviser to this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust’s prospectus. The portfolio paid the following amounts for the last three fiscal years:

2009	2008	2007

$690,942	$945,948	$1,424,828

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

2009	2008	2007

$18,674	$25,566	$38,509

TRANSFER AGENCY FEES

The portfolio paid transfer agency fees in the following amounts for the last three fiscal years:

2009	2008	2007

$1,776	$2,246	N/A

TST
TJPMEI-1 Transamerica JPMorgan Enhanced Index VP

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

TAM has contractually undertaken through April 30, 2011 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio’s average daily net assets, 0.84%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:

2009	2008	2007

$9,287	$0	$0

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the past three fiscal years:

Aggregate Commissions Year Ended December 31

2009	2008	2007

$206,448	$168,110	$145,587

Affiliated Brokerage Commissions Year Ended December 31

2009	% of Aggregate Commissions	2008	% of Aggregate Commissions	2007	% of Aggregate Commissions

$0	0%	$0	0%	$0	0%

Brokerage commissions in the amount of $126,476 were directed to brokers for brokerage and research services provided during the fiscal year ended December 31, 2009.

THE SUB-ADVISER

J.P. Morgan Investment Management Inc. (“JPMorgan”), 245 Park Avenue, New York, NY 10167, is the portfolio’s sub-adviser. JPMorgan is an indirect, wholly-owned subsidiary of JPMorgan Chase & Co.

JPMorgan serves as sub-adviser for this portfolio pursuant to a Sub-Advisory Agreement dated May 1, 2002, as amended. The agreement will continue in effect year to year if approved annually by the Trust’s Board of Trustees.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager and a description of the conflicts of interest policy applicable to each portfolio manager is provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser was paid for its services in the following amounts for the last three fiscal years:

2009	2008	2007

$280,112	$383,492	$577,633

TST
TJPMEI-2 Transamerica JPMorgan Enhanced Index VP

Transamerica JPMorgan Mid Cap Value VP

NON-FUNDAMENTAL INVESTMENT POLICIES

The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio shall not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling short.

(B) The portfolio shall not purchase securities on margin, except that the portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(C) The portfolio will invest no more than 15% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days and other securities which are not readily marketable. For purposes of this limitation, illiquid securities shall not include Section 4(2) paper and securities which may be resold under Rule 144A under the Securities Act, provided the Board of Trustees, or its delegate, determines that such securities are liquid based upon the trading market for the specific security.

(D) The portfolio may not invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets and except to the extent otherwise permitted by the 1940 Act.

(E) Under normal circumstances, the portfolio will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current prospectus. (See the prospectus for a detailed discussion of the portfolio’s investments.) Shareholders will be provided with at least 60 days’ prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.

FEES PAID BY PORTFOLIO

TRUSTEES’ FEES

Each portfolio pays a share of the fees and expenses for the Trust’s Board of Trustees. Transamerica JPMorgan Mid Cap Value VP paid $7,180 for the fiscal year ended December 31, 2009.

ADVISORY FEES

Transamerica Asset Management, Inc. (“TAM”) serves as investment adviser to this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust’s prospectus. The portfolio paid the following amounts for the last three fiscal years:

2009	2008	2007

$1,639,834	$2,107,381	$2,927,791

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

2009	2008	2007

$39,746	$51,435	$71,945

TRANSFER AGENCY FEES

The portfolio paid transfer agency fees in the following amounts for the last three fiscal years:

2009	2008	2007

$3,811	$4,360	N/A

TST
TJPMMCV-1 Transamerica JPMorgan Mid Cap Value VP

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

TAM has contractually undertaken through April 30, 2011 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio’s average daily net assets, 1.00%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:

2009	2008	2007

$0	$0	$0

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

Aggregate Commissions Year Ended December 31

2009	2008	2007

$141,856	$226,484	$242,406

Affiliated Brokerage Commissions Year Ended December 31

2009	% of Aggregate Commissions	2008	% of Aggregate Commissions	2007	% of Aggregate Commissions

$0	0%	$0	0%	$0	0%

Brokerage commissions in the amount of $94,312 were directed to brokers for brokerage and research services provided during the fiscal year ended December 31, 2009.

THE SUB-ADVISER

J.P. Morgan Investment Management Inc. (“JPMorgan”), 245 Park Avenue, New York, NY 10167, is the portfolio’s sub-adviser. JPMorgan is an indirect, wholly owned subsidiary of JPMorgan Chase & Co.

JPMorgan serves as sub-adviser for this portfolio pursuant to a Sub-Advisory Agreement dated May 1, 2004, as amended. The agreement continues in effect from year to year if approved annually by the Trust’s Board of Trustees.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio manager, the methods by which the portfolio manager is compensated, the range of securities owned by the portfolio manager and a description of the conflicts of interest policy applicable to the portfolio manager is provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:

2009	2008	2007

$794,917	$1,028,690	$1,438,895

TST
TJPMMCV-2 Transamerica JPMorgan Mid Cap Value VP

Transamerica MFS International Equity VP

NON-FUNDAMENTAL INVESTMENT POLICIES

The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not purchase additional investment securities at any time during which outstanding borrowings exceed 5% of the total assets of the portfolio.

(B) The portfolio may not purchase any security or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in illiquid securities. Illiquid securities include repurchase agreements not entitling the holder to payment of principal and interest within seven days, and securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.

(C) The portfolio may not sell securities short, except short sales “against the box.”

(D) The portfolio may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts shall not constitute purchasing securities on margin.

(E) The portfolio may enter into futures contracts and write and buy put and call options relating to futures contracts. The portfolio may not, however, enter into leveraged futures transactions if it would be possible for the portfolio to lose more money than it invested.

(F) The portfolio may invest a portion of its assets in the securities of issuers with limited operating histories. An issuer is considered to have a limited operating history if that issuer has a record of less than three years of continuous operation. Periods of capital formation, incubation, consolidations, and research and development may be considered in determining whether a particular issuer has a record of three years of continuous operation.

(G) The portfolio may not invest for purposes of exercising control.

FEES PAID BY PORTFOLIO

TRUSTEES’ FEES

Each portfolio pays a share of the fees and expenses for the Trust’s Board of Trustees. Transamerica MFS International Equity VP paid $6,270 for the fiscal year ended December 31, 2009.

ADVISORY FEES

Transamerica Asset Management, Inc. (“TAM”) serves as investment adviser to the portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust’s prospectus. The portfolio paid the following amounts for the last three fiscal years:

2009	2008	2007

$1,580,997	$2,403,557	$3,424,805

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

2009	2008	2007

$34,628	$52,136	$74,718

TST
TMFSIE-1 Transamerica MFS International Equity VP

TRANSFER AGENCY FEES

The portfolio paid transfer agency fees in the following amounts for the last three fiscal years:

2009	2008	2007

$3,307	$4,245	N/A

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

TAM has contractually undertaken through April 30, 2011 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio’s average daily net assets, 1.125%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:

2009	2008	2007

$0	$0	$0

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the past three years:

Aggregate Commissions Year Ended December 31

2009	2008	2007

$91,653	$249,145	$450,797

Affiliated Brokerage Commissions Year Ended December 31

2009	% of Aggregate Commissions	2008	% of Aggregate Commissions	2007	% of Aggregate Commissions

$0	0%	$0	0%	$0	0%

Brokerage commissions in the amount of $75,457 were directed to brokers for brokerage and research services provided during the fiscal year ended December 31, 2009.

THE SUB-ADVISER

MFS® Investment Management (“MFS”), 500 Boylston Street, Boston, MA 02116, serves as sub-adviser to the portfolio pursuant to a sub-advisory agreement with TAM. MFS is America’s oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect, majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company).

The sub-adviser serves pursuant to a Sub-Advisory Agreement dated July 1, 2006. The agreement continues in effect for two years from its effective date, and thereafter, from year to year if approved annually by the Trust’s Board of Trustees.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager and a description of the conflicts of interest policy applicable to each portfolio manager is provided in Appendix D of this SAI.

SUB-ADVISORY FEES

From July 3, 2006 to the present, MFS served as sub-adviser to the portfolio. MFS was paid the following amounts for its service for the last three fiscal years:

2009	2008	2007

$787,513	$1,238,234	$1,774,550

TST
TMFSIE-2-Transamerica MFS International Equity VP

Transamerica Money Market VP

NON-FUNDAMENTAL INVESTMENT POLICIES

The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not mortgage or pledge any securities owned or held by the portfolio in amounts that exceed, in the aggregate, 15% of the portfolio’s net assets, provided that this limitation does not apply to reverse repurchase agreements or the segregation of assets in connection with such transactions.

(B) The portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short.

(C) The portfolio may not purchase securities on margin, except that the portfolio may obtain such short-term credits as are necessary for the clearance of transactions.

(D) The portfolio may not invest more than 10% (but 5% from and after May 28, 2010) of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act or any securities for which the Board of Trustees or the Sub-Adviser has made a determination of liquidity, as permitted under the 1940 Act.

(E) The portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker’s commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Restrictions (i) and (ii) do not apply to securities received as dividends, through offers to exchange, or as a result of reorganization, consolidation, or merger.

(F) The portfolio may not invest in companies for the purpose of exercising control or management.

(G) The portfolio may not invest in oil, gas or other mineral exploration or development programs, although it may invest in the marketable securities of companies that invest in or sponsor such programs.

Except with respect to borrowing money, if a percentage limitation set forth above in the investment restrictions for each portfolio is complied with at the time of the investment, a subsequent change in the percentage resulting from any change in value of a portfolio’s net assets will not result in a violation of such restriction. State laws and regulations may impose additional limitations on borrowing, lending, and the use of options, futures, and other derivative instruments. In addition, such laws and regulations may require a portfolio’s investments in foreign securities to meet additional diversification and other requirements.

FEES PAID BY PORTFOLIO

TRUSTEES’ FEES

Each portfolio pays a share of the fees and expenses for the Trustees to the Board. Transamerica Money Market VP paid $34,850 for the fiscal year ended December 31, 2009.

ADVISORY FEES

Transamerica Asset Management, Inc. (“TAM”) serves as investment adviser to this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust’s prospectus. The portfolio paid the following amounts for the last three fiscal years:

2009	2008	2007

$3,262,815	$2,820,273	$1,971,465

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

2009	2008	2007

$186,447	$161,158	$112,655

TST
TMM-1 Transamerica Money Market VP

TRANSFER AGENCY FEES

The portfolio paid transfer agency fees in the following amounts for the last three fiscal years:

2009	2008	2007

$19,621	$17,771	N/A

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

TAM has contractually undertaken through April 30, 2011 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio’s average daily net assets, 0.57%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:

2009	2008	2007

$598,785	$0	$0

COMMISSION PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

Aggregate Commissions Year Ended December 31

2009	2008	2007

$0	$0	$0

Affiliated Brokerage Commissions Year Ended December 31

2009	% of Aggregate Commissions	2008	% of Aggregate Commissions	2007	% of Aggregate Commissions

$0	0%	$0	0%	$0	0%

No brokerage commissions were directed to brokers for brokerage and research services provided during the fiscal year ended December 31, 2009.

THE SUB-ADVISER

Transamerica Investment Management, LLC (“TIM”), located at 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025, serves as sub-adviser to the portfolio pursuant to a Sub-Advisory Agreement dated September 24, 2002, as amended. The agreement will continue from year to year if approved annually by the Trust’s Board of Trustees. TIM is a registered investment adviser, which is wholly owned by Transamerica Investment Services, Inc. (“TISI”). TISI’s parent, Transamerica Corporation, was acquired in 1999 by AEGON NV, a global financial services firm. TAM is an affiliate of TIM.

SUB-ADVISORY FEES

The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:

2009	2008	2007

$1,398,349	$1,208,688	$848,967

TST
TMM-2 Transamerica Money Market VP

Transamerica Morgan Stanley Active International Allocation VP

Note: Transamerica Van Kampen Active International Allocation VP was renamed Transamerica Morgan Stanley Active International Allocation VP on May 1, 2010.

NON-FUNDAMENTAL INVESTMENT POLICIES

The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees, as permitted under the 1940 Act.

(B) The portfolio may not invest in companies for the purpose of exercising control or management.

(C) The portfolio may not purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities; and (ii) it may make margin deposits in connection with futures contracts or other permissible investments.

(D) The portfolio may not sell securities short, except short sales “against the box.”

FEES PAID BY PORTFOLIO

TRUSTEES’ FEES

Each portfolio pays a share of the fees and expenses for the Trust’s Board of Trustees. Transamerica Morgan Stanley Active International Allocation VP paid $4,517 for the fiscal year ended December 31, 2009.

ADVISORY FEES

Transamerica Asset Management, Inc. (“TAM”) serves as investment adviser to the portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust’s prospectus. The portfolio paid the following amounts for the past three fiscal years:

2009	2008	2007

$1,058,010	$1,713,980	$2,218,381

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

2009	2008	2007

$24,894	$40,333	$52,351

TRANSFER AGENCY FEES

The portfolio paid transfer agency fees in the following amounts for the last three fiscal years:

2009	2008	2007

$2,391	$3,194	N/A

TST
TMSAIA-1 Transamerica Morgan Stanley Active International Allocation VP

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

TAM has contractually undertaken through April 30, 2011 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio’s average daily net assets, 1.07%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:

2009	2008	2007

$72,127	$33,096	$50,884

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

Aggregate Commissions Year Ended December 31

2009	2008	2007

$84,483	$73,673	$67,014

Affiliated Brokerage Commissions Year Ended December 31

2009	% of Aggregate Commissions	2008	% of Aggregate Commissions	2007	% of Aggregate Commissions

$0	0%	$0	0%	$0	0%

Brokerage commissions in the amount of $15,396 were directed to brokers for brokerage and research services provided during the fiscal year ended December 31, 2009.

THE SUB-ADVISER

Morgan Stanley Investment Management Inc. (“MSIM”), located at 522 Fifth Avenue, New York, NY 10036, serves as sub-adviser for this portfolio pursuant to a Sub-Advisory Agreement dated May 1, 2002, as amended. The agreement will continue in effect from year to year if approved annually by the Trust’s Board of Trustees.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio manager, the methods by which the portfolio manager is compensated, the range of securities owned by the portfolio manager and a description of the conflicts of interest policy applicable to the portfolio manager is provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser received fees for services in the following amounts for the past three fiscal years:

2009	2008	2007

$560,123	$907,316	$1,171,352

TST
TMSAIA-2 Transamerica Morgan Stanley Active International Allocation VP

Transamerica Morgan Stanley Mid-Cap Growth VP

Note: Transamerica Van Kampen Mid-Cap Growth VP was renamed Transamerica Morgan Stanley Mid-Cap Growth VP on May 1, 2010.

NON-FUNDAMENTAL INVESTMENT POLICIES

The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, provided that margin payments and other deposits in connection with transactions in options, futures contracts and options on futures contracts shall not be deemed to constitute selling securities short.

(B) The portfolio may not purchase securities on margin, except that the portfolio may obtain such short-term credits as are necessary for the clearance of transactions and that margin payments and other deposits in connection with transactions in options, futures contracts and options on futures contracts shall not be deemed to constitute purchasing securities on margin.

(C) The portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker’s commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of a consolidation, merger or other reorganization.

(D) The portfolio may not mortgage or pledge any securities owned or held by the portfolio in amounts that exceed, in the aggregate, 15% of the portfolio’s net assets, provided that this limitation does not apply in the case of assets deposited to provide margin or guarantee positions in options, futures contracts and options on futures contracts or the segregation of assets in connection with such contracts.

(E) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act or any other securities as to which the Board of Trustees has made a determination as to liquidity, as permitted under the 1940 Act.

(F) The portfolio may not invest in companies for the purpose of exercising control or management.

(G) The portfolio may not invest in securities of foreign issuers denominated in foreign currency and not publicly traded in the United States if at the time of acquisition more than 25% of the portfolio’s total assets would be invested in such securities.

FEES PAID BY PORTFOLIO

TRUSTEES’ FEES

Each portfolio pays a share of the fees and expenses for the Trust’s Board of Trustees. Transamerica Morgan Stanley Mid-Cap Growth VP paid $13,085 for the fiscal year ended December 31, 2009.

ADVISORY FEES

Transamerica Asset Management, Inc. (“TAM”) serves as investment adviser to this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust’s prospectus. The portfolio paid the following amounts for the last three fiscal years:

2009	2008	2007

$2,905,041	$3,943,214	$5,105,361

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

2009	2008	2007

$72,626	$98,580	$127,634

TST
TMSMCG-1 Transamerica Morgan Stanley Mid-Cap Growth VP

TRANSFER AGENCY FEES

The portfolio paid transfer agency fees in the following amounts for the last three fiscal years:

2009	2008	2007

$6,815	$7,866	N/A

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

TAM has contractually undertaken through April 30, 2011 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio’s average daily net assets, 1.00%. The investment adviser paid portfolio expenses in the following amounts for the last three fiscal years:

2009	2008	2007

$0	$0	$0

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

Aggregate Commissions Year Ended December 31

2009	2008	2007

$316,157	$378,328	$739,265

Affiliated Brokerage Commissions Year Ended December 31

2009	% of Aggregate Commissions	2008	% of Aggregate Commissions	2007	% of Aggregate Commissions

$6,214	1.97%	$15,813	4.18%	$24,477	3.31%

Brokerage commissions in the amount of $185,273 were directed to brokers for brokerage and research services provided during the fiscal year ended December 31, 2009.

THE SUB-ADVISER

Van Kampen Asset Management (“VKAM”), located at 522 Fifth Avenue, New York, NY 10036, serves as sub-adviser to the portfolio pursuant to a Sub-Advisory Agreement dated January 1, 1997, as amended. The agreement continues in effect from year to year if approved annually by the Trust’s Board of Trustees.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager and a description of the conflicts of interest policy applicable to each portfolio manager is provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:

2009	2008	2007

$1,452,521	$1,971,607	$2,552,681

TST
TMSMCG-2 Transamerica Morgan Stanley Mid-Cap Growth VP

Transamerica Multi Managed Large Cap Core VP

Note: Transamerica Van Kampen Large Cap Core VP was renamed Transamerica Multi Managed Large Cap Core VP on May 1, 2010.

NON-FUNDAMENTAL INVESTMENT POLICIES

The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees, as permitted under the 1940 Act.

(B) The portfolio may not invest in companies for the purpose of exercising control or management.

(C) The portfolio may not purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities; and (ii) it may make margin deposits in connection with futures contracts or other permissible investments.

(D) The portfolio may not sell securities short, except short sales “against the box.”

FEES PAID BY PORTFOLIO

TRUSTEES’ FEES

Each portfolio pays a share of the fees and expenses for the Trust’s Board of Trustees. Transamerica Multi Managed Large Cap Core VP paid $5,466 for the fiscal year ended December 31, 2009.

ADVISORY FEES

Transamerica Asset Management, Inc. (“TAM”) serves as investment adviser to this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust’s prospectus. The portfolio paid the following amounts for the past three fiscal years:

2009	2008	2007

$1,144,140	$883,506	$1,285,675

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

2009	2008	2007

$30,510	$23,560	$34,285

TRANSFER AGENCY FEES

The portfolio paid transfer agency fees in the following amounts for the last three fiscal years:

2009	2008	2007

$2,801	$1,958	N/A

TST
TMMLCC1 Transamerica Multi Managed Large Cap Core VP

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

TAM has contractually undertaken through April 30, 2011 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio’s average daily net assets, 0.84%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:

2009	2008	2007

$21,152	$0	$0

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

Aggregate Commissions Year Ended December 31

2009	2008	2007

$119,942	$97,596	$101,763

Affiliated Brokerage Commissions Year Ended December 31

2009	% of Aggregate Commissions	2008	% of Aggregate Commissions	2007	% of Aggregate Commissions

$3,776	3.15%	$539	0.55%	$3,381	3.32%

Brokerage commissions in the amount of $55,137 were directed to brokers for brokerage and research services provided during the fiscal year ended December 31, 2009.

THE SUB-ADVISER

Morgan Stanley Investment Management Inc. (“MSIM”), located at 522 Fifth Avenue, New York, NY 10036, serves as sub-adviser for this portfolio pursuant to a Sub-Advisory Agreement dated May 1, 2002, as amended. The agreement will continue in effect from year to year if approved annually by the Trust’s Board of Trustees.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager and a description of the conflicts of interest policy applicable to each portfolio manager is provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser received fees for its services for the last three fiscal years in the following amounts:

2009	2008	2007

$457,656	$353,403	$514,270

TST
TMMLCC-2 Transamerica Multi Managed Large Cap Core VP

Transamerica PIMCO Total Return VP

NON-FUNDAMENTAL INVESTMENT POLICIES

The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees as permitted under the 1940 Act. A sub-adviser determines whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

(B) The portfolio may not sell securities short, except short sales “against the box.”

(C) The portfolio may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(D) The portfolio may enter into futures contracts and write and buy put and call options relating to futures contracts.

(E) The portfolio may not invest in interests in oil, gas or other mineral development or exploration programs although it may invest in the marketable securities of companies that invest in or sponsor such programs.

(F) The portfolio may not invest for purposes of exercising control or management.

FEES PAID BY PORTFOLIO

TRUSTEES’ FEES

Each portfolio pays a share of the fees and expenses for the Trust’s Board of Trustees. Transamerica PIMCO Total Return VP paid $51,573 for the fiscal year ended December 31, 2009.

ADVISORY FEES

Transamerica Asset Management, Inc. (“TAM”) serves as investment adviser to this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust’s prospectus. The portfolio paid the following amounts for the last three fiscal years:

2009	2008	2007

$8,878,439	$8,683,524	$7,762,612

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the previous three fiscal years:

2009	2008	2007

$281,365	$274,867	$244,170

TRANSFER AGENCY FEES

The portfolio paid transfer agency fees in the following amounts for the last three fiscal years:

2009	2008	2007

$28,139	$25,773	N/A

TST
TPIMCO-1 Transamerica PIMCO Total Return VP

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

TAM has contractually undertaken through April 30, 2011 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio’s average daily net assets, 1.00%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:

2009	2008	2007

$0	$0	$0

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

Aggregate Commissions Year Ended December 31

2009	2008	2007

$137,817	$161,922	$56,420

Affiliated Brokerage Commissions Year Ended December 31

2009	% of Aggregate Commissions	2008	% of Aggregate Commissions	2007	% of Aggregate Commissions

$0	0%	$0	0%	$0	0%

No brokerage commissions were directed to brokers for brokerage and research services provided during the fiscal year ended December 31, 2009.

THE SUB-ADVISER

Pacific Investment Management Company LLC (“PIMCO”) serves as sub-adviser to this portfolio pursuant to a Sub-Advisory Agreement dated May 1, 2002, as amended. This agreement continues in effect from year to year if approved annually by the Trust’s Board of Trustees.

PIMCO, a Delaware limited liability company, is located at 840 Newport Center Drive, Newport Beach, CA 92660. PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI LP”). Allianz SE is the indirect majority owner of AGI LP. Allianz SE is a European-based, multi-national insurance and financial services holding company.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager and a description of the conflicts of interest policy applicable to each portfolio manager is provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser received the following fees for the last three fiscal years:

2009	2008	2007

$3,517,058	$3,435,843	$3,052,127

TST
TPIMCO-2 Transamerica PIMCO Total Return VP

Transamerica ProFund UltraBear VP

FEES PAID BY PORTFOLIO

TRUSTEES’ FEES

Each portfolio pays a share of the fees and expenses for the Trust’s Board of Trustees. Transamerica ProFund UltraBear VP paid $20 for the fiscal year ended December 31, 2009.

ADVISORY FEES

Transamerica Asset Management, Inc. (“TAM”) serves as investment adviser to this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust’s prospectus. The portfolio paid the following amounts for the last three fiscal years:

2009	2008	2007

$3,565	N/A	N/A

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the previous three fiscal years:

2009	2008	2007

$84	N/A	N/A

TRANSFER AGENCY FEES

The portfolio paid transfer agency fees in the following amounts for the last three fiscal years:

2009	2008	2007

$7	N/A	N/A

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

TAM has contractually undertaken through April 30, 2011 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio’s average daily net assets, 0.98%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:

2009	2008	2007

$47,407	N/A	N/A

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

Aggregate Commissions Year Ended December 31

2009	2008	2007

$1,233	N/A	N/A

Affiliated Brokerage Commissions Year Ended December 31

2009	% of Aggregate Commissions	2008	% of Aggregate Commissions	2007	% of Aggregate Commissions

$0	0%	N/A	N/A	N/A	N/A

No brokerage commissions were directed to brokers for brokerage and research services provided during the fiscal year ended December 31, 2009.

TST
TPFUB-1 Transamerica ProFund UltraBear VP

THE SUB-ADVISER

ProFund Advisors LLC (“ProFund Advisors”), 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814, serves as sub-adviser to the portfolio pursuant to a Sub-Advisory Agreement dated May 1, 2009. The agreement continues in effect from year to year if approved annually by the Trust’s Board of Trustees.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager and a description of the conflicts of interest policy applicable to each portfolio manager is provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser received the following fees for the last three fiscal years:

2009	2008	2007

$1,678	N/A	N/A

TST
TPFUB-2 Transamerica ProFund UltraBear VP

Transamerica Small/Mid Cap Value VP

NON-FUNDAMENTAL INVESTMENT POLICIES

The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees, as permitted under the 1940 Act.

(B) The portfolio may not invest in companies for the purpose of exercising control or management.

(C) The portfolio may not purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities; and (ii) it may make margin deposits in connection with futures contracts or other permissible investments.

(D) The portfolio may not mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments, provided, however, that mortgaging, pledging or hypothecating may not exceed 33-1/3% of the portfolio’s total assets at the time of borrowing or investment.

(E) The portfolio may not sell securities short, except short sales “against the box.”

(F) Under normal circumstances, the portfolio will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current prospectus. (See the prospectus for a detailed discussion of the portfolio’s investments.) Shareholders will be provided with at least 60 days’ prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.

FEES PAID BY PORTFOLIO

TRUSTEES’ FEES

Each portfolio pays a share of the fees and expenses for the Trust’s Board of Trustees. Transamerica Small/Mid Cap Value VP paid $7,458 in fees and expenses for the fiscal year ended December 31, 2009.

ADVISORY FEES

Transamerica Asset Management, Inc. (“TAM”) serves as investment adviser to this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust’s prospectus. The portfolio paid the following amounts for the last three fiscal years:

2009	2008	2007

$1,645,607	$3,304,435	$3,748,845

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the past three fiscal years:

2009	2008	2007

$41,140	$82,626	$93,764

TRANSFER AGENCY FEES

The portfolio paid transfer agency fees in the following amounts for the last three fiscal years:

2009	2008	2007

$3,882	$7,373	N/A

TST
TSMCV-1 Transamerica Small/Mid Cap Value VP

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

TAM has contractually undertaken through April 30, 2011 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio’s average daily net assets, 0.89%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:

2009	2008	2007

$0	$0	$0

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

Aggregate Commissions Year Ended December 31

2009	2008	2007

$677,979	$830,974	$231,088

Affiliated Brokerage Commissions Year Ended December 31

2009	% of Aggregate Commissions	2008	% of Aggregate Commissions	2007	% of Aggregate Commissions

$0	0%	$0	0%	$0	0%

Brokerage commissions in the amount of $508,946 were directed to brokers for brokerage and research services provided during the fiscal year ended December 31, 2009.

THE SUB-ADVISER

Transamerica Investment Management, LLC (“TIM”) serves as sub-adviser to Transamerica Small/Mid Cap Value VP. TIM, located at 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025, is a registered investment adviser, which is wholly owned by Transamerica Investment Services, Inc. (“TISI”). TISI’s parent, Transamerica Corporation, was acquired in 1999 by AEGON NV, a global financial services firm. TAM is an affiliate of TIM. The sub-adviser serves pursuant to a Sub-Advisory Agreement dated May 1, 2004, as amended. The agreement continues in effect from year to year if approved annually by the Trust’s Board of Trustees.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio manager, the methods by which the portfolio manager is compensated, the range of securities owned by the portfolio manager and a description of the conflicts of interest policy applicable to the portfolio manager is provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser received fees for its services for the last three fiscal years as follows:

2009	2008	2007

$771,379	$1,548,631	$1,756,351

TST
TSMCV-2 Transamerica Small/Mid Cap Value VP

Transamerica T. Rowe Price Small Cap VP

NON-FUNDAMENTAL INVESTMENT POLICIES

The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not purchase additional securities when money borrowed exceeds 5% of its total assets. This restriction shall not apply to temporary borrowings until the portfolio’s net assets exceed $40,000,000.

(B) The portfolio may not purchase a futures contract or an option thereon, if, with respect to positions in futures or options on futures that do not represent bona fide hedging, the aggregate initial margin and premiums on such options would exceed 5% of the portfolio’s net asset value.

(C) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees, as permitted under the 1940 Act.

(D) The portfolio may not invest in companies for the purpose of exercising control or management.

(E) The portfolio may not purchase securities of open-end or closed-end investment companies except (i) in compliance with the 1940 Act; or (ii) securities of the T. Rowe Price Reserve Investment or Government Reserve Investment Funds.

(F) The portfolio may not purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities; and (ii) it may make margin deposits in connection with futures contracts or other permissible investments.

(G) The portfolio may not mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments, provided, however, that such mortgaging, pledging or hypothecating may not exceed 33-1/3% of the portfolio’s total assets at the time of borrowing or investment.

(H) The portfolio may not sell securities short, except short sales “against the box.”

(I) Under normal circumstances, the portfolio will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current prospectus. (See the prospectus for a detailed discussion of the portfolio’s investments.) Shareholders will be provided with at least 60 days’ prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.

FEES PAID BY PORTFOLIO

TRUSTEES’ FEES

Each portfolio pays a share of the fees and expenses for the Trust’s Board of Trustees. Transamerica T. Rowe Price Small Cap VP paid $4,278 for the fiscal year ended December 31, 2009.

ADVISORY FEES

Transamerica Asset Management, Inc. (“TAM”) serves as investment adviser to this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust’s prospectus. The portfolio paid the following amounts for the last three fiscal years:

2009	2008	2007

$884,495	$1,217,431	$1,926,392

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

2009	2008	2007

$23,592	$32,572	$51,665

TST
TTRPSC-1 Transamerica T. Rowe Price Small Cap VP

TRANSFER AGENCY FEES

The portfolio paid transfer agency fees in the following amounts for the last three fiscal years:

2009	2008	2007

$2,242	$2,839	N/A

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

TAM has contractually undertaken through April 30, 2011 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio’s average daily net assets, 1.00%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:

2009	2008	2007

$0	$0	$0

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

Aggregate Commissions Year Ended December 31

2009	2008	2007

$55,926	$84,828	$128,303

Affiliated Brokerage Commissions Year Ended December 31

2009	% of Aggregate Commissions	2008	% of Aggregate Commissions	2007	% of Aggregate Commissions

$0	0%	$0	0%	$0	0%

Brokerage commissions in the amount of $7,031 were directed to brokers for brokerage and research services provided during the fiscal year ended December 31, 2009.

THE SUB-ADVISER

T. Rowe Price Associates, Inc. (“T. Rowe Price”), located at 100 East Pratt Street, Baltimore, MD 21202, the portfolio’s sub-adviser, was founded in 1937. T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company.

T. Rowe Price serves as sub-adviser to the portfolio pursuant to a Sub-Advisory Agreement dated May 1, 1999, as amended. The agreement continues in effect from year to year if approved annually by the Trust’s Board of Trustees.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio manager, the methods by which the portfolio manager is compensated, the range of securities owned by the portfolio manager and a description of the conflicts of interest policy applicable to the portfolio manager is provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:

2009	2008	2007

$412,256	$561,989	$882,040

TST
TTRPSC-2 Transamerica T. Rowe Price Small Cap VP

CERTAIN INVESTMENTS

MONEY MARKET RESERVES

It is expected that Transamerica T. Rowe Price Small Cap VP will invest its cash reserves primarily in a money market fund established for the exclusive use of the T. Rowe Price family of mutual funds and other clients of T. Rowe Price and its affiliates. The T. Rowe Price Reserve Investment Fund (“RIF”) and T. Rowe Price Government Reserve Investment Fund (“GRIF”) are series of T. Rowe Price Reserve Investment Funds, Inc. Additional series may be created in the future. These funds were created and operate under an Exemptive Order issued by the Securities and Exchange Commission (Investment Company Act Release No. IC-22770, July 29, 1997).

The funds must comply with the requirements of Rule 2a-7 under the 1940 Act, governing money market funds. The RIF invests at least 95% of its total assets in prime money market instruments receiving the highest credit rating. The GRIF invests primarily in a portfolio of U.S. Government-backed securities, primarily U.S. Treasuries, and repurchase agreements thereon.

T. Rowe Price believes that RIF and GRIF provide very efficient means of managing the cash reserves of the portfolio. While the funds do not pay an advisory fee to T. Rowe Price, they will incur other expenses. However, the RIF and GRIF are expected by T. Rowe Price to operate at very low expense ratios. The portfolio will only invest in RIF or GRIF to the extent it is consistent with its objectives and programs.

The RIF and GRIF are not insured or guaranteed by the U.S. government, and there is no assurance they will maintain a stable net asset value of $1.00 per share.

TST
TTRPSC-3 Transamerica T. Rowe Price Small Cap VP

Transamerica Third Avenue Value VP

NON-FUNDAMENTAL INVESTMENT POLICIES

The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not make short sales of securities or maintain a short position. This restriction shall not apply to transactions involving selling securities “short against the box.”

(B) The portfolio may not participate on a “joint” or “joint and several” basis in any trading account in securities.

(C) The portfolio may not invest in securities of other investment companies if the portfolio, after such purchase or acquisition owns, in the aggregate, (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the portfolio, or (iii) securities issued by the acquired company and all other investment companies (other than treasury stock of the portfolio) having an aggregate value in excess of 10% of the value of the total assets of the portfolio.

(D) The portfolio may not invest in interests in oil, gas, or other mineral exploration or development programs, although it may invest in the marketable securities of companies that invest in or sponsor such programs.

FEES PAID BY PORTFOLIO

TRUSTEES’ FEES

Each portfolio pays a share of the fees and expenses for the Trust’s Board of Trustees. Transamerica Third Avenue Value VP paid $6,677 for the fiscal year ended December 31, 2009.

ADVISORY FEES

Transamerica Asset Management, Inc. (“TAM”) serves as investment adviser to this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust’s prospectus. The portfolio paid the following amounts for the last three fiscal years:

2009	2008	2007

$1,450,858	$2,365,611	$5,607,966

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

2009	2008	2007

$36,271	$59,140	$140,199

TRANSFER AGENCY FEES

The portfolio paid transfer agency fees in the following amounts for the last three fiscal years:

2009	2008	2007

$3,467	$4,876	N/A

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

TAM has contractually undertaken through April 30, 2011 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio’s average daily net assets, 1.00%. The following portfolio expenses were paid by the investment adviser for the last three fiscal years:

TST
TTAV-1 Transamerica Third Avenue Value VP

2009	2008	2007

$0	$0	$0

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

Aggregate Commissions Year Ended December 31

2009	2008	2007

$118,130	$253,741	$286,358

Affiliated Brokerage Commissions Year Ended December 31

2009	% of Aggregate Commissions	2008	% of Aggregate Commissions	2007	% of Aggregate Commissions

$91,927	77.82%	$138,991	54.78%	$170,092	59.40%

Brokerage commissions in the amount of $116,686 were directed to brokers for brokerage and research services provided during the fiscal year ended December 31, 2009.

THE SUB-ADVISER

Third Avenue Management LLC (“Third Avenue”), located at 622 Third Avenue, New York, NY 10017, serves as sub-adviser to the portfolio pursuant to a Sub-Advisory Agreement dated August 8, 2002, as amended. The agreement continues in effect from year to year if approved annually by the Trust’s Board of Trustees.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager and a description of the conflicts of interest policy applicable to each portfolio manager is provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:

2009	2008	2007

$725,429	$1,182,806	$2,803,983

TST
TTAV-2 Transamerica Third Avenue Value VP

Transamerica U.S. Government Securities VP

NON-FUNDAMENTAL INVESTMENT POLICIES

The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees, as permitted under the 1940 Act.

(B) The portfolio may not invest in companies for the purpose of exercising control or management.

(C) The portfolio may not purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities; and (ii) it may make margin deposits in connection with futures contracts or other permissible investments.

(D) The portfolio may not mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments, provided, however, that such mortgaging, pledging or hypothecating may not exceed 33-1/3% of the portfolio’s total assets at the time of borrowing or investment.

(E) The portfolio may not sell securities short, except short sales “against the box.”

FEES PAID BY PORTFOLIO

TRUSTEES’ FEES

Each portfolio pays a share of the fees and expenses for the Trust’s Board of Trustees. Transamerica U.S. Government Securities VP paid $29,753 for the fiscal year ended December 31, 2009.

ADVISORY FEES

Transamerica Asset Management, Inc. (“TAM”) serves as investment adviser to this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust’s prospectus. The portfolio paid the following amounts for the last three fiscal years:

2009	2008	2007

$4,337,942	$2,291,422	$923,618

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

2009	2008	2007

$157,743	$83,325	$33,586

TRANSFER AGENCY FEES

The portfolio paid transfer agency fees in the following amounts for the last three fiscal years:

2009	2008	2007

$16,504	$11,558	N/A

TST
TUSGS-1 Transamerica U.S. Government Securities VP

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

TAM has contractually undertaken through April 30, 2011 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio’s average daily net assets, 0.63%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:

2009	2008	2007

$0	$0	$0

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

Aggregate Commissions Year Ended December 31

2009	2008	2007

$3,509	$1,012	$0

Affiliated Brokerage Commissions Year Ended December 31

2009	% of Aggregate Commissions	2008	% of Aggregate Commissions	2007	% of Aggregate Commissions

$0	0%	$0	0%	$0	0%

No brokerage commissions were directed to brokers for brokerage and research services provided during the fiscal year ended December 31, 2009.

THE SUB-ADVISER

Transamerica Investment Management, LLC (“TIM”), located at 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025, serves as sub-adviser to the portfolio pursuant to a Sub-Advisory Agreement dated May 1, 2002, as amended. The agreement will continue from year to year if approved annually by the Trust’s Board of Trustees. TIM is a registered investment adviser, which is wholly owned by Transamerica Investment Services, Inc. (“TISI”). TISI’s parent, Transamerica Corporation, was acquired in 1999 by AEGON NV, a global financial services firm. TAM is an affiliate of TIM.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager and a description of the conflicts of interest policy applicable to each portfolio manager is provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser received fees for services in the following amounts for the last three fiscal years:

2009	2008	2007

$1,183,075	$624,933	$251,896

TST
TUSGS-2 Transamerica U.S. Government Securities VP

Transamerica WMC Diversified Growth VP

Note: Transamerica Equity VP was renamed Transamerica WMC Diversified Growth VP on April 9, 2010.

NON-FUNDAMENTAL INVESTMENT POLICIES

The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not purchase securities of other investment companies, other than a security acquired in connection with a merger, consolidation, acquisition, reorganization or offer of exchange and except as permitted under the 1940 Act if as a result of the purchase: (a) more than 10% of the value of the portfolio’s total assets would be invested in the securities of investment companies; (b) more than 5% of the value of the portfolio’s total assets would be invested in the securities of any one investment company; or (c) the portfolio would own more than 3% of the total outstanding voting securities of any investment company.

(B) The portfolio may not invest in companies for the purposes of exercising control or management.

(C) Under normal circumstances, the portfolio will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current prospectus. (See the prospectus for a detailed discussion of the portfolio’s investments.) Shareholders will be provided with at least 60 days’ prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.

(D) Make short sales of securities or maintain a short position unless, at all times when a short position is open, the portfolio owns an equal amount of the securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short.

(E) Purchase securities on margin, except that the portfolio may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts, financial futures contracts or related options, and options on securities, and options on securities indexes will not be deemed to be a purchase of securities on margin by the portfolio.

In addition to the above, as a fundamental policy, the portfolio may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such portfolio (which might result in duplication of certain fees and expenses).

FEES PAID BY PORTFOLIO

TRUSTEES’ FEES

Each portfolio pays a share of the fees and expenses for the Trust’s Board of Trustees. Transamerica WMC Diversified Growth VP paid $55,822 for the fiscal year ended December 31, 2009.

ADVISORY FEES

Transamerica Asset Management, Inc. (“TAM”) serves as investment adviser to this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust’s prospectus. The portfolio paid the following amounts for the last three fiscal years:

2009	2008	2007

$10,904,003	$16,159,692	$21,098,883

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

2009	2008	2007

$304,400	$455,515	$603,042

TST
TWMCDG-1 Transamerica WMC Diversified Growth VP

TRANSFER AGENCY FEES

The portfolio paid transfer agency fees in the following amounts for the last three fiscal years:

2009	2008	2007

$29,294	$37,516	N/A

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

TAM has contractually undertaken through April 30, 2011 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio’s average daily net assets, 0.85%. The investment adviser paid portfolio expenses in the following amounts for the last three fiscal years:

2009	2008	2007

$0	$0	$0

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

Aggregate Commissions Year Ended December 31

2009	2008	2007

$1,455,732	$1,413,008	$2,085,992

Affiliated Brokerage Commissions Year Ended December 31

2009	% of Aggregate Commissions	2008	% of Aggregate Commissions	2007	% of Aggregate Commissions

$0	0%	$0	0%	$0	0%

Brokerage commissions in the amount of $1,275,748 were directed to brokers for brokerage and research services provided during the fiscal year ended December 31, 2009.

THE SUB-ADVISER

Wellington Management Company, LLP (“Wellington Management”) serves as sub-adviser to the portfolio. Wellington Management, located at 75 State Street, Boston, MA 02109, is a registered investment adviser. The sub-adviser serves pursuant to a Sub-Advisory Agreement dated April 9, 2010. The agreement continues for an initial period of two years and then remains in effect from year to year if approved annually by the Trust’s Board of Trustees.

SUB-ADVISORY FEES

Wellington Management became the sub-adviser to the portfolio on April 9, 2010. Prior to that, Transamerica Investment Management, LLC served as sub-adviser to the portfolio. It was paid the following amounts for its services for the last three fiscal years:

2009	2008	2007

$4,662,777	$6,614,484	$8,491,011

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio manager, the methods by which the portfolio manager is compensated, the range of securities owned by the portfolio manager and a description of the conflicts of interest policy to the portfolio manager is provided in Appendix D of this SAI.

TST
TWMCDG-2 Transamerica WMC Diversified Growth VP

Transamerica WMC Diversified Growth II VP

Note: Transamerica Equity II VP was renamed Transamerica WMC Diversified Growth II VP on April 9, 2010.

NON-FUNDAMENTAL INVESTMENT POLICIES

The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not purchase securities of other investment companies, other than a security acquired in connection with a merger, consolidation, acquisition, reorganization or offer of exchange and except as permitted under the 1940 Act if as a result of the purchase: (a) more than 10% of the value of the portfolio’s total assets would be invested in the securities of investment companies; (b) more than 5% of the value of the portfolio’s total assets would be invested in the securities of any one investment company; or (c) the portfolio would own more than 3% of the total outstanding voting securities of any investment company.

(B) The portfolio may not invest in companies for the purposes of exercising control or management.

(C) Under normal circumstances, the portfolio will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current prospectus. (See the prospectus for a detailed discussion of the portfolio’s investments.) Shareholders will be provided with at least 60 days’ prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.

(D) Make short sales of securities or maintain a short position unless, at all times when a short position is open, the portfolio owns an equal amount of the securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short.

(E) Purchase securities on margin, except that the portfolio may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts, financial futures contracts or related options, and options on securities, and options on securities indexes will not be deemed to be a purchase of securities on margin by the portfolio.

In addition to the above, as a fundamental policy, the portfolio may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such portfolio (which might result in duplication of certain fees and expenses).

FEES PAID BY PORTFOLIO

TRUSTEES’ FEES

Each portfolio pays a share of the fees and expenses for the Trust’s Board of Trustees. Transamerica WMC Diversified Growth II VP paid $435 for the fiscal year ended December 31, 2009.

ADVISORY FEES

Transamerica Asset Management, Inc. (“TAM”) serves as investment adviser to this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust’s prospectus. The portfolio paid the following amounts for the last three fiscal years:

2009	2008	2007

$35,590	$50,010	$61,902

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

2009	2008	2007

$2,372	$4,127	$3,896

TST
TWMCDG-1 Transamerica WMC Diversified Growth II VP

TRANSFER AGENCY FEES

The portfolio paid transfer agency fees in the following amounts for the last three fiscal years:

2009	2008	2007

$227	$278	N/A

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

TAM has contractually undertaken through April 30, 2011 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio’s average daily net assets, 0.37%. The investment adviser paid portfolio expenses in the following amounts for the last three fiscal years:

2009	2008	2007

$30,468	$28,837	$34,296

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

Aggregate Commissions Year Ended December 31

2009	2008	2007

$11,161	$9,803	$12,868

Affiliated Brokerage Commissions Year Ended December 31

2009	% of Aggregate Commissions	2008	% of Aggregate Commissions	2007	% of Aggregate Commissions

$0	0%	$0	0%	$0	0%

Brokerage commissions in the amount of $10,893 were directed to brokers for brokerage and research services provided during the fiscal year ended December 31, 2009.

THE SUB-ADVISER

Wellington Management Company, LLP (“Wellington Management”) serves as sub-adviser to the portfolio. Wellington Management, located at 75 State Street, Boston, MA 02109, is a registered investment adviser. The sub-adviser serves pursuant to a Sub-Advisory Agreement dated April 9, 2010. The agreement continues for an initial period of two years and then remains in effect from year to year if approved annually by the Trust’s Board of Trustees.

SUB-ADVISORY FEES

Wellington Management became the sub-adviser to the portfolio on April 9, 2010. Prior to that, Transamerica Investment Management, LLC served as sub-adviser to the portfolio. It was paid the following amounts for its services for the last three fiscal years:

2009	2008	2007

$35,590	$50,010	$61,902

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio manager, the methods by which the portfolio manager is compensated, the range of securities owned by the portfolio manager and a description of the conflicts of interest policy to the portfolio manager is provided in Appendix D of this SAI.

TST
TWMCDG-2 Transamerica WMC Diversified Growth II VP

ADDITIONAL INFORMATION — ALL PORTFOLIOS

INVESTMENT POLICIES AND STRATEGIES

This section of this SAI further explains policies and strategies utilized by the portfolios of TST, with the exception of Transamerica BlackRock Global Allocation VP. Please refer to each portfolio’s prospectus and investment restrictions for the policies and strategies pertinent to a particular portfolio. Unless otherwise indicated, all limitations applicable to portfolio investments (as stated in the prospectus and elsewhere in this SAI) apply only at the time a transaction is entered into. If a percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in values or assets, or a change in credit quality, will not constitute a violation of that limitation. There is no limit on the ability of a portfolio to make any type of investment or to invest in any type of security, except as expressly stated in the prospectus or in this SAI or as imposed by law. For further discussion of the portfolios’ strategies and risks, please refer to Appendix E of this SAI.

Each portfolio in the Trust also has its own fees and expenses. Please refer to your specific portfolio’s information in this SAI for the information concerning your portfolio.

LENDING

Each portfolio may lend its portfolio securities subject to the restrictions stated in this SAI. Under applicable regulatory requirements (which are subject to change), the following conditions apply to securities loans: (a) the loan must be continuously secured by liquid assets maintained on a current basis in an amount at least equal to the market value of the securities loaned; (b) each portfolio must receive any dividends or interest paid by the issuer on such securities; (c) each portfolio must have the right to call the loan and obtain the securities loaned at any time upon notice of not more than five business days, including the right to call the loan to permit voting of the securities; and (d) each portfolio must receive either interest from the investment of collateral or a fixed fee from the borrower. State laws and regulations may impose additional limitations on borrowing.

Securities loaned by a portfolio remain subject to fluctuations in market value. A portfolio may pay reasonable finders, custodian and administrative fees in connection with a loan. Securities lending, as with other extensions of credit, involves the risk that the borrower may default. Although securities loans will be fully collateralized at all times, a portfolio may experience delays in, or be prevented from, recovering the collateral. During the period that the portfolio seeks to enforce its rights against the borrower, the collateral and the securities loaned remain subject to fluctuations in market value. The portfolios do not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if it were considered important with respect to the investment. A portfolio may also incur expenses in enforcing its rights. If a portfolio has sold a loaned security, it may not be able to settle the sale of the security and may incur potential liability to the buyer of the security on loan for its costs to cover the purchase. At the termination of a loan transaction, a portfolio has the obligation to return cash or collateral delivered by the borrower. The portfolio may experience losses on the collateral and may be required to liquidate investments at inopportune times in order to return the amounts to the borrower.

Some of the portfolios may also lend (or borrow) money to other funds that are managed by their respective sub-adviser, provided such portfolio seeks and obtains permission from the Securities and Exchange Commission (“SEC”).

BORROWING

Subject to its investment restrictions, each portfolio may borrow money from banks for temporary or emergency purposes. To secure borrowings, a portfolio may not mortgage or pledge its securities in amounts that exceed a certain percentage of its net assets.

The portfolios with a common sub-adviser may also borrow (or lend) money to other portfolios or funds that permit such transactions and are also advised by that sub-adviser, provided each portfolio or fund seeks and obtains permission from the SEC. There is no assurance that such permission would be granted.

Certain portfolios may borrow for investment purposes — this is called “leveraging.” Such portfolios may borrow only from banks, not from other investment companies. There are risks associated with leveraging:

•

If a portfolio’s asset coverage drops below 300% of borrowings, the portfolio may be required to sell securities within three days to reduce its debt and restore the 300% coverage, even though it may be disadvantageous to do so.

•	Leveraging may exaggerate the effect on net asset value of any increase or decrease in the market value of a portfolio’s securities.

•	Money borrowed for leveraging will be subject to interest costs. In certain cases, interest costs may exceed the return received on the securities purchased.

•	A portfolio may be required to maintain minimum average balances in connection with borrowing or to pay a commitment or other fee to maintain a line of credit.

•	Either of these requirements would increase the cost of borrowing over the stated interest rate.

1

SHORT SALES

Certain portfolios may from time to time sell securities short. In the event that the sub-adviser anticipates that the price of a security will decline, it may sell the security short and borrow the same security from a broker or other institution to complete the sale. The portfolio will incur a profit or a loss, depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the portfolio must replace the borrowed security. All short sales will be fully collateralized. Short sales represent an aggressive trading practice with a high risk/return potential, and short sales involve special considerations. Risks of short sales include that possible losses from short sales may be unlimited (e.g., if the price of a stock sold short rises), whereas losses from direct purchases of securities are limited to the total amount invested, and a portfolio may be unable to replace a borrowed security sold short.

Each portfolio may sell securities “short against the box.” A short sale is the sale of a security that the portfolio does not own. A short sale is “against the box” if at all times when the short position is open, the portfolio owns an equal amount of the securities sold short or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. In making short sales, Transamerica Jennison Growth VP is not limited to short sales or against the box.

Transamerica Federated Market Opportunity VP may make short sales of securities listed on one or more national exchanges or on the NASDAQ stock market. In no event will the portfolio engage in short sales transactions if it would cause the market value of all of the portfolio’s securities sold short to exceed 25% of its net assets. The value of the securities of any one issuer that may be shorted by the portfolio is limited to the lesser of 2% of the value of the portfolio’s net assets or 2% of the securities of any class of the issuer. The portfolio may also “sell short against the box. Short sales against the box are not subject to the 25% limitation. A capital gain is recognized immediately upon entering into a short sale against the box with respect to an appreciated security. Short sales are speculative in nature, and may reduce returns or increase volatility.

Leverage Risks - Leverage risk is created when an investment exposes a portfolio to a level of risk that exceeds the amount invested. Changes in the value of the investment magnify such portfolio’s risk of loss and potential for gain. Investments can have these same results if their returns are based on a multiple of a specified index, security, or other benchmark.

Liquidity Risks - Trading opportunities are more limited for equity securities that are not widely held. This may make it more difficult to sell or buy a security at a favorable price or time. Consequently, a portfolio may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the portfolio’s performance. Infrequent trading of securities may also lead to an increase in their price volatility.

Liquidity risk also refers to the possibility that the portfolio may not be able to sell a security or close out a derivative contract when it wants. If this happens, the portfolio will be required to continue to hold the security or keep the position open, and the portfolio could incur losses. Over-the-counter (“OTC”) derivative contracts generally carry greater liquidity risk than exchange-traded contracts.

FOREIGN SECURITIES

Each portfolio may invest in foreign securities through the purchase of securities of foreign issuers or of American Depositary Receipts (“ADRs”), European Depository Receipts (“EDRs”), Global Depository Receipts (“GDRs”) and Fiduciary Depository Receipts (“FDRs”) or other securities representing underlying shares of foreign companies. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs, GDRs and FDRs, in bearer form, are designed for use in European and global securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs, GDRs and FDRs are European, global and fiduciary receipts, respectively, evidencing a similar arrangement. Because foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. Volume and liquidity in most foreign markets are less than in the U.S., and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. The less liquid a market, the more difficult it may be for a portfolio to accurately price its portfolio securities or to dispose of such securities at the times determined by a sub-adviser to be appropriate. The risks associated with reduced liquidity may be particularly acute in situations in which a portfolio’s operations require cash, such as in order to meet redemptions and to pay its expenses. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although a portfolio will endeavor to achieve the most favorable net results on portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed companies than in the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.

2

Foreign markets also have different clearance and settlement procedures; and in certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a portfolio investing in foreign markets is uninvested and no return is earned thereon. The inability of such a portfolio to make intended security purchases due to settlement problems could cause the portfolio to miss attractive investment opportunities. Losses to a portfolio due to subsequent declines in the value of portfolio securities, or losses arising out of an inability to fulfill a contract to sell such securities, could result in potential liability to the portfolio. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect the investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

A fund may be subject to taxes, including withholding taxes imposed by certain non-U.S. countries on income (possibly including, in some cases, capital gains) earned with respect to the fund’s investments in such countries. These taxes will reduce the return achieved by the fund. Treaties between the U.S. and such countries may reduce the otherwise applicable tax rates.

Additionally, the operating expenses of a fund making such investment can be expected to be higher than those of an investment company investing exclusively in U.S. securities, since the costs of investing in foreign securities are higher than the costs of investing exclusively in U.S. securities. Custodian services and other costs such as valuation costs and communication costs relating to investment in international securities markets generally are more expensive than in the U.S.

In many instances, foreign debt securities may provide higher yields than securities of domestic issuers which have similar maturities and quality. Under certain market conditions, these investments may be less liquid than the securities of U.S. corporations and are certainly less liquid than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Finally, in the event of a default of any such foreign debt obligations, it may be more difficult to obtain or to enforce a judgment against the issuers of such securities.

If a security is denominated in foreign currency, the value of the security to a portfolio will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. Currency risks generally increase in lesser developed markets. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of a portfolio’s assets. The value of the assets of a portfolio as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

A change in the value of any foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of securities denominated in that currency. Such changes will also affect the income and distributions to shareholders of a portfolio investing in foreign markets. In addition, although a portfolio will receive income on foreign securities in such currencies, it will be required to compute and distribute income in U.S. dollars. Therefore, if the exchange rate for any such currency declines materially after income has been accrued and translated into U.S. dollars, a portfolio could be required to liquidate portfolio securities to make required distributions. Similarly, if an exchange rate declines between the time a portfolio incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater.

ADRs, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all the risk inherent in investing in foreign issuers’ stock. However, by investing in ADRs rather than directly in foreign issuers’ stock, a portfolio can avoid currency risks during the settlement period for either purchase or sales.

In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. Certain ADRs, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of such facilities, while issuers of sponsored facilities normally pay more of the costs thereof. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders with respect to the deposited securities, whereas the depositary of a sponsored facility typically distributes shareholder communications and passes through the voting rights.

Foreign Exchange Transactions. To the extent a portfolio invests directly in foreign securities, a portfolio may engage in foreign exchange transactions. The foreign currency exchange market is subject to little government regulation, and such transactions generally occur directly between parties rather than on an exchange or in an organized market. This means that a portfolio is subject to the full risk of default by a counterparty in such a transaction. Because such transactions often take place between different time zones, a portfolio may be required to complete a currency exchange transaction at a time outside of normal business hours in the counterparty’s location, making prompt settlement of such transaction impossible. This exposes a portfolio to an increased risk that the counterparty will be

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unable to settle the transaction. Although the counterparty in such transactions is often a bank or other financial institution, currency transactions are generally not covered by insurance otherwise applicable to such institutions.

Sovereign Debt Securities. Certain portfolios may invest in securities issued or guaranteed by any country and denominated in any currency. The obligations of governmental entities have various kinds of government support and include obligations issued or guaranteed by governmental entities with taxing power. These obligations may or may not be supported by the full faith and credit of a government. Debt securities issued or guaranteed by foreign governmental entities have credit characteristics similar to those of domestic debt securities but are subject to the risks attendant to foreign investments, which are discussed above.

The portfolios may also purchase securities issued by semi-governmental or supranational agencies such as the Asian Developmental Bank, the International Bank for Reconstruction and Development, the Export-Import Bank and the European Investment Bank. The governmental members, or “stockholders,” usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. Certain portfolios will not invest more than 25% of their assets in the securities of supranational entities.

Sovereign debt is subject to risks in addition to those relating to non-U.S. investments generally. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due. The debtor’s willingness or ability to repay in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its non-U.S. reserves, the availability of sufficient non-U.S. exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which the sovereign debtor may be subject. Sovereign debtors also may be dependent on expected disbursements from foreign governments or multinational agencies, the country’s access to trade and other international credits, and the country’s balance of trade. Some emerging market sovereign debtors have in the past rescheduled their debt payments or declared moratoria on payments, and similar occurrences may happen in the future. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Emerging Markets. Certain portfolios may invest in securities of emerging market countries. Emerging markets countries may include, without limitation, any country which, at the time of investment, is categorized by the World Bank in its annual categorization as middle-or low-income. These securities may be U.S. dollar denominated or non-U.S. dollar denominated and include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities, including Brady Bonds; (b) debt obligations of supranational entities; (c) debt obligations (including dollar and non-dollar denominated) and other debt securities of foreign corporate issuers; and (d) non-dollar denominated debt obligations of U.S. corporate issuers. A portfolio may also invest in securities denominated in currencies of emerging market countries. There is no minimum rating criteria for a portfolio’s investments in such securities.

Emerging markets and certain other non-U.S. countries may be subject to a greater degree of economic, political and social instability. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. Investing in emerging countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, a portfolio could lose its entire investment in that country. Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit a portfolio’s investment in those markets and may increase the expenses of the portfolio. In addition, the repatriation of both investment income and capital from certain markets in the region is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of a portfolio’s operation. Economies in individual non-U.S. countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many non-U.S. countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries. Economies in emerging countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. The economies, securities and currency markets of many emerging markets have experienced significant disruption and declines. There can be no assurances that these economic and market disruptions will not continue.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate par bonds or floating-rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds

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generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed-rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”).

Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by portfolios held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the portfolio may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the portfolio to suffer a loss of interest or principal on any of its holdings.

Risks of Investments in Russia. Certain portfolios may invest a portion of its assets in securities issued by companies located in Russia. Because of the still ongoing formation of the Russian securities markets,, as well as the underdeveloped state of Russia’s banking system, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares is defined according to entries in the company’s share register and normally evidenced by extracts from the register. These extracts are not negotiable instruments and are not effective evidence of securities ownership. The registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity. Also, there is no central registration system for shareholders and it is possible for a portfolio to lose its registration through fraud, negligence or mere oversight. While a portfolio will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the portfolio of its ownership rights or improperly dilute its interest. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a portfolio to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. While the portfolio intends to invest directly in Russian companies that use an independent registrar, there can be no assurance that such investments will not result in a loss to a portfolio.

FOREIGN BANK OBLIGATIONS

A portfolio may invest in foreign bank obligations and obligations of foreign branches of domestic banks. These investments present certain risks.

Risks include the impact of future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls and/or the addition of other foreign governmental restrictions that might adversely affect the payment of principal and interest on these obligations.

In addition, there may be less publicly available and reliable information about a foreign bank than about domestic banks owing to different accounting, auditing, reporting and recordkeeping standards.

FORWARD FOREIGN CURRENCY CONTRACTS

A forward foreign currency contract (“forward contract”) is used to purchase or sell foreign currencies at a future date as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities or during the time a portfolio has exposure to foreign currencies. These contracts can also be used for other purposes, such as, to gain exposure to currencies underlying various securities or financial instruments held in a portfolio. Furthermore, forward contracts may be used to gain exposure to interest rate differentials between differing market rates. A forward contract, which is also included in the types of instruments commonly known as derivatives, is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed-upon rate. Forward contracts are not considered to be an investment in a foreign government for industry concentration purposes.

A portfolio may use currency exchange contracts in the normal course of business to lock in an exchange rate in connection with purchases and sales of securities denominated in foreign currencies (transaction hedge) or to lock in the U.S. dollar value of portfolio

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positions (position hedge). In addition, a portfolio may cross hedge currencies by entering into a transaction to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a portfolio has or expects to have portfolio exposure. A portfolio may also engage in proxy hedging which is defined as entering into positions in one currency to hedge investments denominated in another currency, where the two currencies are economically linked. This type of hedge seeks to minimize the effect of currency appreciation as well as depreciation, but does not protect against a decline in the security’s value relative to other securities denominated in the foreign currency. A portfolio’s entry into forward contracts, as well as any use of cross or proxy hedging techniques will generally require the portfolio to hold liquid securities or cash equal to a portfolio’s obligations in a segregated account throughout the duration of the contract. While a position hedge may offset both positive and negative currency fluctuations, it will not offset changes in security values caused by other factors. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

A portfolio may also combine forward foreign currency exchange contracts with investments in securities denominated in other currencies in order to achieve desired equity, credit and currency exposures. Such combinations are generally referred to as synthetic securities. For example, in lieu of purchasing a foreign equity or bond, a portfolio may purchase a U.S.-dollar-denominated security and at the same time enter into a forward foreign currency exchange contract to exchange U.S. dollars for the contract’s underlying currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the U.S.-dollar-denominated security, a portfolio may be able to lock in the foreign currency value of the security and adopt a synthetic investment position reflecting the equity return or credit quality of the U.S.-dollar-denominated security.

A portfolio may enter into contracts to attempt to minimize the risk to the portfolio from adverse changes in the relationship between the U.S. dollar and other currencies or to gain exposure to currencies underlying various securities or financial instruments held in a portfolio. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency) at a future date which is individually negotiated between currency traders and their customers. A portfolio may invest in forward currency contracts with stated contract values of up to the value of the portfolio’s assets.

In any of the above circumstances, a portfolio may, alternatively, enter into a forward contract with respect to a different foreign currency when a portfolio’s sub-adviser believes that the U.S. dollar value of that currency will correlate with the U.S. dollar value of the currency in which portfolio securities of, or being considered for purchase by, the portfolio are denominated (“cross-hedge”). For example, if a portfolio’s sub-adviser believes that a particular foreign currency may decline relative to the U.S. dollar, a portfolio could enter into a contract to sell that currency or a proxy currency (up to the value of the portfolio’s assets denominated in that currency) in exchange for another currency that the sub-adviser expects to remain stable or to appreciate relative to the U.S. dollar. Shifting a portfolio’s currency exposure from one foreign currency to another removes the portfolio’s opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to the portfolio if the portfolio’s sub-adviser’s projection of future exchange rates is inaccurate.

Investors should be aware that hedging against a decline in the value of a currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of portfolio securities decline.

Furthermore, such hedging transactions preclude the opportunity for gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to a portfolio’s limitation on investing in illiquid securities.

A portfolio also may enter into a forward currency contract with respect to a currency where the portfolio is considering the purchase of investments denominated in that currency but has not yet done so (“anticipatory hedge”).

A portfolio also may enter into forward contracts to buy or sell at a later date instruments in which a portfolio may invest directly or on financial indices based on those instruments. The market for those types of forward contracts is developing, and it is not currently possible to identify instruments on which forward contracts might be created in the future.

A portfolio will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in the currency underlying the forward contract or the currency being hedged. To the extent that a portfolio is not able to cover its forward currency positions with underlying portfolio securities, the Trust’s custodian will segregate cash or other liquid assets having a value equal to the aggregate amount of the portfolio’s commitments under forward contracts entered into with respect to position hedges and cross-hedges (alternatively, liquid assets may be earmarked on the portfolio’s records). If the value of the segregated securities declines, additional cash or liquid assets will be segregated on a daily basis so that the value of the account will be equal to the amount of the portfolio’s commitments with respect to such contracts. As an alternative to maintaining all or part of the segregated assets, a portfolio may buy call options permitting the portfolio to buy the amount of foreign currency subject to the hedging transaction by a forward sale contract or the portfolio may buy put options permitting the portfolio to sell the amount of foreign currency subject to a forward buy contract.

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While forward contracts are not currently regulated by the Commodity Futures Trading Commission (“CFTC”), the CFTC may in the future assert authority to regulate forward contracts. In such event, a portfolio’s ability to utilize forward contracts in the manner set forth in the prospectus may be restricted. Forward contracts will reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unforeseen changes in currency prices may result in poorer overall performance for a portfolio than if it had not entered into such contracts. The use of foreign currency forward contracts will not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on a portfolio’s foreign currency denominated portfolio securities.

The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedging transaction generally will not be precise. In addition, a portfolio may not always be able to enter into forward contracts at attractive prices and accordingly may be limited in its ability to use these contracts in seeking to hedge the portfolio’s assets.

Also, with regard to a portfolio’s use of cross-hedging transactions, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time, poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a portfolio’s cross-hedges and the movements in the exchange rates of the foreign currencies in which the portfolio’s assets that are subject of the cross-hedging transactions are denominated.

WHEN-ISSUED, DELAYED SETTLEMENT AND FORWARD DELIVERY SECURITIES

Securities may be purchased and sold on a “when-issued,” “delayed settlement,” or “forward (delayed) delivery” basis.

“When-issued” or “forward delivery” refers to securities whose terms are available, and for which a market exists, but which are not available for immediate delivery. When-issued or forward delivery transactions may be expected to occur a month or more before delivery is due.

A portfolio may engage in when-issued transactions to obtain what is considered to be an advantageous price and yield at the time of the transaction. When a portfolio engages in when-issued or forward delivery transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of investment leverage (although leverage may result).

“Delayed settlement” is a term used to describe settlement of a securities transaction in the secondary market that will occur sometime in the future. No payment or delivery is made by a portfolio until it receives payment or delivery from the other party to any of the above transactions.

Such portfolio will segregate with its custodian cash, U.S. Government securities or other liquid assets at least equal to the value or purchase commitments (alternatively, liquid assets may be earmarked on the portfolio’s records) until payment is made. Some of the segregated securities will either mature or, if necessary, be sold on or before the settlement date. This may result in the realization of capital gains or losses, which may be subject to tax. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery of the securities is made, although a portfolio may earn income in securities it has segregated to collateralize its delayed delivery purchases.

New issues of stocks and bonds, private placements and U.S. Government securities may be sold in this manner.

At the time of settlement, the market value of the security may be more or less than the purchase price. The portfolio bears the risk of such market value fluctuations. These transactions also involve a risk to a portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the portfolio is delayed or prevented from completing the transaction.

REPURCHASE AGREEMENTS

Subject to its investment restrictions, a portfolio may enter into repurchase agreements. In a repurchase agreement, a portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed-upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed-upon resale price and marked-to-market daily) of the underlying security or collateral. All repurchase agreements entered into by a portfolio shall be fully collateralized at all times during the period of the agreement in that the value of the underlying security shall be at least equal to an amount of the loan, including interest thereon, and the portfolio or its custodian shall have control of the collateral, which the sub-advisers believe will give the applicable portfolio a valid, perfected security interest in the collateral.

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A portfolio may engage in a repurchase agreement with respect to any security in which it is authorized to invest. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to a portfolio in connection with bankruptcy proceedings), it is the policy of each portfolio to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the sub-adviser for that portfolio and approved by the Board of Trustees.

Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs are incurred. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the portfolio’s ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the portfolio seeks to assert its right to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement.

REVERSE REPURCHASE AGREEMENTS

A portfolio may engage in reverse repurchase agreements or other borrowing transactions as a means of raising cash to satisfy redemption requests or for other temporary or emergency purposes. A portfolio may also engage in reverse repurchase agreements or other borrowing transactions in order to reinvest the proceeds in other securities or instruments.

Subject to its investment restrictions, a portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, a portfolio sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a portfolio will segregate with its custodian cash and appropriate liquid assets with the portfolios’ custodian to cover its obligation under the agreement. A portfolio’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.

The portfolios will enter into reverse repurchase agreements only with parties the investment sub-adviser for each portfolio deems creditworthy.

Reverse repurchase agreements may expose a portfolio to greater fluctuations in the value of its assets. When a portfolio reinvests the proceeds of a reverse repurchase agreement in other securities, any fluctuations in the market value of either the securities the portfolio is committed to repurchase from the other party or any securities in which the proceeds are invested would affect the market value of the portfolio’s assets. In addition, if a portfolio is not able to reinvest the proceeds of the agreement at a rate equal to or higher than the rate that it is obligated to pay under the reverse repurchase agreement, engaging in the agreement will lower the portfolio’s income.

Although a reverse repurchase agreement receives special treatment in the event of the bankruptcy or insolvency of one of the parties, there still may be delays and costs involved in a portfolio’s exercising its rights under the agreement.

TEMPORARY DEFENSIVE POSITION

At times a portfolio’s sub-advisers may judge that conditions in the securities markets make pursuing the portfolio’s typical investment strategy inconsistent with the best interest of its shareholders. At such times, a sub-adviser may temporarily use alternative strategies, primarily designed to reduce fluctuations in the value of the portfolio’s assets. In implementing these defensive strategies, a portfolio may invest without limit in securities that a sub-adviser believes present less risk to a portfolio, including equity securities, debt and fixed income securities, preferred stocks, U.S. government and agency obligations, cash or money market instruments, certificates of deposit, demand and time deposits, bankers’ acceptance or other securities a sub-adviser considers consistent with such defensive strategies, such as, but not limited to, options, futures, warrants or swaps. During periods in which such strategies are used, the duration of a portfolio may diverge from the duration range for that portfolio disclosed in its prospectus (if applicable). It is impossible to predict when, or for how long, a portfolio will use these alternative strategies. As a result of using these alternative strategies, a portfolio may not achieve its investment objective.

U.S. GOVERNMENT SECURITIES

Subject to a portfolio’s investment restrictions or policies, a portfolio may invest in U.S. Government obligations which generally include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes, and bonds) and obligations issued or guaranteed by U.S. Government agencies or instrumentalities. Examples of the types of U.S. Government securities that a portfolio may hold include the Federal Housing Administration, Small Business Administration, General Services Administration, Federal Farm Credit Banks, Federal Intermediate Credit Banks, and Maritime Administration. U.S. Government securities may be supported by the full faith and credit of the U.S. Government (such as securities of the Small Business Administration); by the right of the issuer to borrow from the U.S. Treasury (such as securities of the Federal Home Loan Bank); by the discretionary authority of the U.S. Government to purchase the agency’s obligations (such as securities of the Federal National Mortgage Association); or only by the credit of the issuing agency.

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Examples of agencies and instrumentalities which may not always receive financial support from the U.S. Government are: Federal Land Banks; Central Bank for Cooperatives; Federal Intermediate Credit Banks; Federal Home Loan Banks; Farmers Home Administration; and Federal National Mortgage Association.

Obligations guaranteed by U.S. government agencies or government-sponsored entities include issues by non-government-sponsored entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise. In the case of obligations not backed by the full faith and credit of the United States, a portfolio must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Neither the U.S. government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue. Therefore, the market value of such securities will fluctuate in response to changes in interest rates.

NON-INVESTMENT GRADE DEBT SECURITIES

Subject to limitations set forth in a portfolio’s investment policies, a portfolio may invest its assets in debt securities below the four highest grades (“lower grade debt securities” commonly referred to as “junk bonds”), as determined by Moody’s Investors Service, Inc. (“Moody’s”) (lower than Baa) or Standard & Poor’s Ratings Group (“S&P”) (lower than BBB). Bonds and preferred stock rated “B” or “b” by Moody’s are not considered investment grade debt securities. (See Appendix B for a description of debt securities ratings.)

Before investing in any lower-grade debt securities, a portfolio’s sub-adviser will determine that such investments meet the portfolio’s investment objective. Lower-grade debt securities usually have moderate to poor protection of principal and interest payments, have certain speculative characteristics, and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than investment-grade debt securities. Because the market for lower-grade debt securities may be thinner and less active than for investment grade debt securities, there may be market price volatility for these securities and limited liquidity in the resale market. Market prices for lower-grade debt securities may decline significantly in periods of general economic difficulty or rising interest rates. Through portfolio diversification and credit analysis, investment risk can be reduced, although there can be no assurance that losses will not occur.

The quality limitation set forth in each portfolio’s investment policies is determined immediately after the portfolio’s acquisition of a given security. Accordingly, any later change in ratings will not be considered when determining whether an investment complies with the portfolio’s investment policies.

CONVERTIBLE SECURITIES

Subject to any investment limitations set forth in a portfolio’s policies or investment restrictions, a portfolio may invest in convertible securities. Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock.

As fixed-income securities, convertible securities tend to provide for a stream of income with generally higher yields than common stocks. Of course, like all fixed-income securities, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities normally pay less current income than securities without conversion features, but add the potential opportunity for capital appreciation from enhanced value for the equity securities into which they are convertible, and the concomitant risk of loss from declines in those values. A convertible security, in addition to providing fixed-income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. However, there can be no assurance of capital appreciation.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

DECS (“Dividend Enhanced Convertible Stock,” or “Debt Exchangeable for Common Stock” when-issued as a debt security) offer a substantial dividend advantage with the possibility of unlimited upside potential if the price of the underlying common stock exceeds a certain level. DECS convert to common stock at maturity. The amount received is dependent on the price of the common stock at the time of maturity. DECS contain two call options at different strike prices. The DECS participate with the common stock up to the first call

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price. They are effectively capped at that point unless the common stock rises above a second price point, at which time they participate with unlimited upside potential.

PERCS (“Preferred Equity Redeemable Stock,” convert into an equity issue that pays a high cash dividend, has a cap price and mandatory conversion to common stock at maturity) offer a substantial dividend advantage, but capital appreciation potential is limited to a predetermined level. PERCS are less risky and less volatile than the underlying common stock because their superior income mitigates declines when the common stock falls, while the cap price limits gains when the common stock rises.

In evaluating investment in a convertible security, primary emphasis will be given to the attractiveness of the underlying common stock. The convertible debt securities in which a portfolio may invest are subject to the same rating criteria as the portfolio’s investment in non-convertible debt securities.

INVESTMENTS IN FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS

The following investments are subject to limitations as set forth in each portfolio’s investment restrictions and policies:

Futures Contracts. A portfolio may enter into contracts for the purchase or sale for future delivery of equity or fixed-income securities, foreign currencies or contracts based on financial indices, including interest rates or indices of U.S. Government or foreign government securities or equity or fixed-income securities (“futures contracts”). U.S. futures contracts are traded on exchanges that have been designated “contract markets” by the Commodity Futures Trading Commission (“CFTC”) and must be executed through a futures commission merchant (“FCM”), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. Since all transactions in the futures market are made through a member of, and are offset or fulfilled through a clearinghouse associated with, the exchange on which the contracts are traded, a portfolio will incur brokerage fees when it buys or sells futures contracts.

When a portfolio buys or sells a futures contract, it incurs a contractual obligation to receive or deliver the underlying instrument (or a cash payment based on the difference between the underlying instrument’s closing price and the price at which the contract was entered into) at a specified price on a specified date. Transactions in futures contracts generally would be made to seek to hedge against potential changes in interest or currency exchange rates or the prices of a security or a securities index which might correlate with or otherwise adversely affect either the value of a portfolio’s securities or the prices of securities which the portfolio is considering buying at a later date. Futures may also be used for managing a portfolio’s exposure to change in securities prices and foreign currencies, as an efficient means of adjusting its overall exposure to certain markets, or in an effort to enhance income.

With respect to futures contracts that are not legally required to “cash settle,” a portfolio may cover the open position by setting aside or earmarking liquid assets in an amount equal to the market value of the futures contact. With respect to futures that are required to “cash settle,” however, a portfolio is permitted to set aside or earmark liquid assets in an amount equal to the portfolio’s daily marked-to-market (net) obligation, if any, (in other words, the portfolio’s daily net liability, if any) rather than the market value of the futures contract. By setting aside assets equal to only its net obligation under cash-settled futures, a portfolio will have the ability to employ leverage to a greater extent than if the portfolio were required to segregate assets equal to the full market value of the futures contract.

The buyer or seller of futures contracts is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit “initial margin” for the benefit of an FCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract’s value, as set by the exchange on which the contract is traded, and may be maintained in cash or certain high-grade liquid assets. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments with an FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments are similar to good faith deposits or performance bonds, unlike margin extended by a securities broker, and initial and variation margin payments do not constitute purchasing securities on margin for purposes of the portfolio’s investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a portfolio, the portfolio may be entitled to return of margin owed to the portfolio only in proportion to the amount received by the FCM’s other customers. The portfolio’s sub-adviser will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCM with which the portfolio does business and by depositing margin payments in a segregated account with the custodian (alternatively, liquid assets may be earmarked on the portfolio’s records) when practical or otherwise required by law.

Although a portfolio would hold cash and liquid assets in a segregated account with a value sufficient to cover the portfolio’s open futures obligations, the segregated assets would be available to the portfolio immediately upon closing out the futures position, while settlement of securities transactions could take several days. However, because the portfolio’s cash that may otherwise be invested would be held uninvested or invested in liquid assets so long as the futures position remains open, the portfolio’s return could be diminished due to the opportunity cost of foregoing other potential investments.

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The acquisition or sale of a futures contract may occur, for example, when a portfolio holds or is considering purchasing equity securities and seeks to protect itself from fluctuations in prices without buying or selling those securities. For example, if prices were expected to decrease, a portfolio might sell equity index futures contracts, thereby hoping to offset a potential decline in the value of equity securities in the portfolio by a corresponding increase in the value of the futures contract position held by the portfolio and thereby preventing a portfolio’s net asset value from declining as much as it otherwise would have. A portfolio also could seek to protect against potential price declines by selling portfolio securities and investing in money market instruments. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique that allows a portfolio to maintain a defensive position without having to sell portfolio securities.

Similarly, when prices of equity securities are expected to increase, futures contracts may be bought to attempt to hedge against the possibility of having to buy equity securities at higher prices. This technique is sometimes known as an anticipatory hedge. Since the fluctuations in the value of futures contracts should be similar to those of equity securities, a portfolio could take advantage of the potential rise in the value of equity securities without buying them until the market has stabilized. At that time, the futures contracts could be liquidated and the portfolio could buy equity securities on the cash market. To the extent a portfolio enters into futures contracts for this purpose, the assets in the segregated asset account maintained to cover the portfolio’s obligations with respect to futures contracts will consist of liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregate value of the initial and variation margin payments made by the portfolio with respect to the futures contracts.

The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions that could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by a portfolio’s sub-adviser still may not result in a successful use of futures contracts.

Futures contracts entail risks. Although each portfolio’s sub-adviser believes that use of such contracts can benefit a portfolio, if the sub-adviser’s investment judgment is incorrect, a portfolio’s overall performance could be worse than if the portfolio had not entered into futures contracts. For example, if a portfolio has attempted to hedge against the effects of a possible decrease in prices of securities held by the portfolio and prices increase instead, the portfolio may lose part or all of the benefit of the increased value of these securities because of offsetting losses in the portfolio’s futures positions. In addition, if the portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may, but will not necessarily, be at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to a portfolio.

The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to a portfolio will not match exactly the portfolio’s current or potential investments. A portfolio may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests—for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities—which involves a risk that the futures position will not correlate precisely with the performance of the portfolio’s investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments correlate with a portfolio’s investments. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instruments, and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a portfolio’s investments and its futures positions may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A portfolio may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in a portfolio’s futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in the portfolio’s other investments.

Because futures contracts are generally settled within a day from the date they are closed out, compared with longer settlement periods for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a portfolio to enter into

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new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, a portfolio may not be able to promptly liquidate unfavorable positions and potentially be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, the portfolio’s access to other assets held to cover its futures positions also could be impaired.

Although futures contracts by their terms call for the delivery or acquisition of the underlying commodities or a cash payment based on the value of the underlying commodities, in most cases the contractual obligation is offset before the delivery date of the contract by buying, in the case of a contractual obligation to sell, or selling, in the case of a contractual obligation to buy, an identical futures contract on a commodities exchange. Such a transaction cancels the obligation to make or take delivery of the commodities.

Futures transactions will be limited to the extent necessary to maintain the qualification of the portfolios as regulated investment companies. Pursuant to a claim for exemption filed with the CFTC and/or the National Futures Association on behalf of the portfolios, the portfolios are not deemed to be “commodity pool operators” under the Commodity Exchange Act and are not subject to registration or regulation as such under the Commodity Exchange Act.

Options on Futures Contracts. A portfolio may buy and write options on futures contracts. An option on a futures contract gives the portfolio the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase and writing of options on futures contracts is similar in some respects to the purchase and writing of options on individual securities. See “Options on Securities.” Transactions in options on futures contracts generally will be made to attempt to hedge against potential changes in interest rates or currency exchange rates or the price of a security or a securities index which might correlate with or otherwise adversely affect either the value of the portfolio’s securities or the process of securities which the portfolio is considering buying at a later date. A portfolio may also enter into such transactions for non-hedging purposes (e.g., modify exposure to various currency markets).

The purchase of a call option on a futures contract may or may not be less risky than ownership of the futures contract or the underlying instrument, depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument. As with the purchase of futures contracts, when a portfolio is not fully invested, it may buy a call option on a futures contract to attempt to hedge against a market advance.

The writing of a call option on a futures contract may constitute a partial hedge against declining prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is below the exercise price, the portfolio will retain the full amount of the option premium that provides a partial hedge against any decline that may have occurred in the portfolio’s holdings. The writing of a put option on a futures contract may constitute a partial hedge against increasing prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at expiration of the option is higher than the exercise price, the portfolio will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities that the portfolio is considering buying. If a call or put option a portfolio has written is exercised, the portfolio will incur loss, which will be reduced by the amount of the premium it received. Depending on the degree of correlation between change in the value of its portfolio securities and change in the value of the futures positions, a portfolio’s losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The purchase of a put option on a futures contract is similar in some respect to the purchase of protective put options on portfolio securities. For example, a portfolio may buy a put option on a futures contract to attempt to hedge the portfolio’s securities against the risk of falling prices.

The amount of risk a portfolio assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

Options on Foreign Currencies. A portfolio may buy put and call options and may write covered put and call options on foreign currencies in a manner similar to that in which futures contracts or forward contracts on foreign currencies may be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a portfolio may buy put options on the foreign currency. If the value of the currency declines, the portfolio will have the right to sell such currency for a fixed amount in U.S. dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a portfolio may buy call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although, in the event of exchange rate movements adverse to a portfolio’s option position, the portfolio could sustain losses on transactions in foreign currency options which would require that the portfolio lose a

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portion or all of the benefits of advantageous changes in those rates. In addition, in the case of other types of options, the benefit to a portfolio from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs.

A portfolio may write options on foreign currencies for the same types of hedging purposes. For example, in attempting to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a portfolio could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to attempt to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the portfolio to hedge the increased cost up to the amount of premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium received, and only if exchange rates move in the expected direction. If that does not occur, the option may be exercised and the portfolio would be required to buy or sell the underlying currency at a loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a portfolio also may lose all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

A portfolio may write covered call options on foreign currencies. A call option written on a foreign currency by a portfolio is “covered” if the portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian (alternatively, liquid assets may be earmarked on the portfolio’s records)) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the portfolio has a call on the same foreign currency and in the same principal amount as the call written if the exercise price of the call held (i) is equal to or less than the exercise price of the call written, or (ii) is greater than the exercise price of the call written, and if the difference is maintained by the portfolio in cash or high-grade liquid assets in a segregated account.

A portfolio may also write call options on foreign currencies for cross-hedging purposes that may not be deemed to be covered. A call option on a foreign currency is for cross-hedging purposes if it is not covered but is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which the portfolio owns or has the right to acquire and which is denominated in the currency underlying the option. In such circumstances, the portfolio collateralizes the option by maintaining segregated assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

A portfolio may buy or write options in privately negotiated transactions on the types of securities and indices based on the types of securities in which the portfolio is permitted to invest directly. A portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy, and only pursuant to procedures adopted by the portfolio’s sub-adviser for monitoring the creditworthiness of those entities. To the extent that an option bought or written by a portfolio in a negotiated transaction is illiquid, the value of an option bought or the amount of the portfolio’s obligations under an option written by the portfolio, as the case may be, will be subject to the portfolio’s limitation on illiquid investments. In the case of illiquid options, it may not be possible for the portfolio to effect an offsetting transaction at the time when the portfolio’s sub-adviser believes it would be advantageous for the portfolio to do so.

Options on Securities. In an effort to protect the value of portfolio securities or to enhance returns, a portfolio may write covered put and call options and may buy put and call options and warrants on securities that are traded on United States and foreign securities exchanges and over the counter. A portfolio may write and buy options on the same types of securities that the portfolio could buy directly and may buy options on financial indices as described above with respect to futures contracts. There are no specific limitations on a portfolio’s writing and buying options on securities.

A put option gives the holder the right, upon payment of a premium, to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the holder the right, upon payment of a premium, to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined price.

A put option written by a portfolio is “covered” if the portfolio (i) maintains cash not available for investment or other liquid assets with a value equal to the exercise price in a segregated account with its custodian (alternatively, liquid assets may be earmarked on the portfolio’s records) or (ii) holds a put on the same security and in the same principal amount as the put written and the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand and interest rates. A call option written by a portfolio is “covered” if the portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or has segregated additional cash consideration with its custodian (alternatively, liquid assets may be earmarked on the portfolio’s records)) upon conversion or exchange of other securities held in its portfolio. A call option is also deemed to be covered if the

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portfolio holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the portfolio in cash and high-grade liquid assets in a segregated account.

A portfolio collateralizes its obligation under a written call option by segregating with its custodian cash or other liquid assets (alternatively, liquid assets may be earmarked on the portfolio’s records) in an amount not less than the market value of the underlying security, marked-to-market daily.

If a put or call option written by a portfolio were exercised, the portfolio would be obligated to buy or sell the underlying security at the exercise price. Writing a put option involves the risk of a decrease in the market value of the underlying security, in which case the option could be exercised and the underlying security would then be sold by the option holder to the portfolio at a higher price than its current market value. Writing a call option involves the risk of an increase in the market value of the underlying security, in which case the option could be exercised and the underlying security would then be sold by the portfolio to the option holder at a lower price than its current market value. Those risks could be reduced by entering into an offsetting transaction. The portfolio retains the premium received from writing a put or call option whether or not the option is exercised.

The writer of an option may have no control when the underlying security must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security.

The writer of an option that wishes to terminate its obligation may effect a “closing purchase transaction.” This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer’s position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a “closing sale transaction.” This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

Effecting a closing transaction in the case of a written call option will permit a portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both or, in the case of a written put option, will permit a portfolio to write another put option to the extent that the exercise price thereof is secured by deposited high-grade liquid assets. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other portfolio investments. If a portfolio desires to sell a particular security on which the portfolio has written a call option, the portfolio will effect a closing transaction prior to or concurrent with the sale of the security.

A portfolio may realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option; a portfolio may realize a loss from a closing transaction if the price of the purchase transaction is less than the premium paid to buy the option. Because increases in the market of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the portfolio.

An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that a portfolio would have to exercise the options in order to realize any profit. If a portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or the portfolio delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market may include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by a national securities exchange on which the option is traded (“Exchange”) on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange; (v) the facilities of an Exchange or the Options Clearing Corporation (“OCC”) may not at all times be adequate to handle current trading volume; or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event, the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

A portfolio may write options in connection with buy-and-write transactions; that is, a portfolio may buy a security and then write a call option against that security. The exercise price of a call option may be below (“in-the-money”), equal to (“at-the-money”) or above (“out-of-the-money”) the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the

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underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a portfolio’s maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the portfolio’s purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.

The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a portfolio’s gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the portfolio may elect to close the position or take delivery of the security at the exercise price and a portfolio’s return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.

A portfolio may buy put options to attempt to hedge against a decline in the value of its securities. By using put options in this way, a portfolio will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

A portfolio may buy call options to attempt to hedge against an increase in the price of securities that the portfolio may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by a portfolio upon exercise of the option; and unless the price of the underlying security rises sufficiently, the option may expire worthless to the portfolio.

In purchasing an option, a portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid and would realize a loss if the price of the underlying security did not increase (in the case of a call) or decrease (in the case of a put) during the period by more than the amount of the premium. If a put or call option brought by a portfolio were permitted to expire without being sold or exercised, the portfolio would lose the amount of the premium.

Although they entitle the holder to buy equity securities, warrants on and options to purchase equity securities do not entitle the holder to dividends or voting rights with respect to the underlying securities, nor do they represent any rights in the assets of the issuer of those securities.

Swaps and Swap-Related Products. In order to attempt to protect the value of a portfolio’s investments from interest rate or currency exchange rate fluctuations, a portfolio may enter into interest rate and currency exchange rate swaps, and may buy or sell interest rate and currency exchange rate caps and floors. A portfolio expects to enter into these transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A portfolio also may enter into these transactions to attempt to protect against any increase in the price of securities the portfolio may consider buying at a later date. A portfolio does not intend to use these transactions as a speculative investment. Interest rate swaps involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest; e.g., an exchange of floating rate payments for fixed-rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

Swap and swap-related products are specialized OTC instruments and their use involves risks specific to the markets into which they are entered. A portfolio will usually enter into interest rate swaps on a net basis; i.e., the two payment streams are netted out with the portfolio receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a portfolio’s obligations over its entitlements with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value of at least equal to the accrued excess will be segregated with the Trust’s custodian (alternatively, liquid assets may be earmarked on the portfolio’s records). If a portfolio enters into an interest rate swap on other than a net basis, the portfolio would segregate assets in the full amount accrued on a daily basis of the portfolio’s obligations with respect to the swap. A portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A portfolio’s sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, a portfolio will have contractual remedies pursuant to the agreements related to the transaction.

For purposes of applying a portfolio’s investment policies and restrictions (as stated in the prospectus and this SAI), swap agreements are generally valued by the portfolios at market value. In the case of a credit default swap sold by a portfolio (i.e., where the portfolio is

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selling credit default protection), however, the portfolio will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the portfolios for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect a portfolio’s ability to terminate existing credit default swap agreements or to realize amounts to be received under such agreements.

Nonetheless, caps and floors are more recent innovations and may be less liquid than swaps. To the extent a portfolio sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

Interest rate swap transactions are subject to limitations set forth in each portfolio’s policies. These transactions may in some instances involve the delivery of securities or other underlying assets by a portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a portfolio would risk the loss of the net amount of the payments that the portfolio contractually is entitled to receive. A portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregated account requirement described above.

Certain portfolios may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, the portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the portfolio would keep the stream of payments and would have no payment obligations. As the seller, the portfolio would be subject to investment exposure on the notional amount of the swap.

The portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability).

Credit default swap contracts involve special risks and may result in losses to a portfolio. Credit default swaps may in some cases be illiquid, and they increase credit risk since a portfolio has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap. As there is no central exchange or market for credit default swap transactions, they may be difficult to trade or value, especially in the event of market disruptions.

In addition to the instruments, strategies and risks described in this SAI and in the prospectus, there may be additional opportunities in connection with options, futures contracts, forward currency contracts, and other hedging techniques, that become available as each portfolio’s sub-adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new instruments and techniques are developed. A sub-adviser may use these opportunities to the extent they are consistent with each portfolio’s respective investment objective and are permitted by each portfolio’s respective investment limitations and applicable regulatory requirements.

Supranational Agencies. Unless otherwise indicated, a portfolio may invest up to 25% of its assets in debt obligations of supranational agencies such as: the International Bank for Reconstruction and Development (commonly referred to as the World Bank), which was chartered to finance development projects in developing member countries; the European Community, which is a twelve-nation organization engaged in cooperative economic activities; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions. Debt obligations of supranational agencies are not considered government securities and are not supported, directly or indirectly, by the U.S. Government.

Index Options. In seeking to hedge all or a portion of its investments, a portfolio may purchase and write put and call options on securities indices listed on U.S. or foreign securities exchanges or traded in the over-the-counter market, which indices include securities held in the portfolios. The portfolios with such option writing authority may write only covered options. A portfolio may also use securities index options as a means of participating in a securities market without making direct purchases of securities.

A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index. Options on securities indices are generally similar to options on specific securities. Unlike options on securities, however, options on securities indices do not involve the delivery of an underlying security; the option in the case of an option on a securities index

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represents the holder’s right to obtain from the writer, in cash, a fixed multiple of the amount by which the exercise price exceeds (in the case of a call) or is less than (in the case of a put) the closing value of the underlying securities index on the exercise date. A portfolio may purchase and write put and call options on securities indexes or securities index futures contracts that are traded on a U.S. exchange or a board of trade or a foreign exchange, to the extent permitted under rules and interpretations of the CFTC, as a hedge against changes in market conditions and interest rates, and for duration management, and may enter into closing transactions with respect to those options to terminate existing positions. A securities index fluctuates with changes in the market values of the securities included in the index. Securities index options may be based on a broad or narrow market index or on an industry or market segment.

The delivery requirements of options on securities indices differ from options on securities. Unlike a securities option, which contemplates the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise multiplied by (ii) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than (in the case of a call) or less than, (in the case of a put) the exercise price of the option. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in securities index options prior to expiration by entering into a closing transaction on an exchange or it may allow the option to expire unexercised.

The effectiveness of purchasing or writing securities index options as a hedging technique will depend upon the extent to which price movements in the portion of a securities portfolio being hedged correlate with price movements of the securities index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether a portfolio realizes a gain or loss from the purchase or writing of options on an index depends upon movements in the level of prices in the market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular security. As a result, successful use by a portfolio of options on securities indices is subject to the sub-adviser’s ability to predict correctly movements in the direction of the market generally or of a particular industry. This ability contemplates different skills and techniques from those used in predicting changes in the price of individual securities.

Securities index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded. The ability of a portfolio to engage in closing purchase transactions with respect to securities index options depends on the existence of a liquid secondary market. Although a portfolio will generally purchase or write securities index options only if a liquid secondary market for the options purchased or sold appears to exist, no such secondary market may exist, or the market may cease to exist at some future date, for some options. No assurance can be given that a closing purchase transaction can be effected when the sub-adviser desires that a portfolio engage in such a transaction.

WEBS and Other Index-Related Securities. A portfolio may invest in certain types of securities that enable investors to purchase or sell shares in a portfolio of equity securities that seeks to track the performance of an underlying index or a portion of an index. Such securities are similar to index mutual funds, but they are traded on various stock exchanges or secondary markets. The value of these securities is dependent upon the performance of the underlying index on which they are based. Thus, these securities are subject to the same risks as their underlying indices as well as the securities that make up those indices. For example, if the securities comprising an index that an index-related security seeks to track perform poorly, the index-related security will lose value. A portfolio may invest in shares in an investment company whose shares are known as “World Equity Benchmark Shares” or “WEBS.” WEBS have been listed for trading on the American Stock Exchange, Inc. A portfolio also may invest in the CountryBaskets Index Fund, Inc. or another fund the shares of which are the substantial equivalent of WEBS. A portfolio may invest in S&P Depositary Receipts, or “SPDRs.” SPDRs are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of the underlying index of the SPDR. A portfolio investing in a SPDR would be entitled to the dividends that accrue to the underlying index stocks in the underlying portfolio, less trust expenses.

A portfolio may invest in Dow Industrial Average Model New Deposit Shares (“DIAMONDS”) (interests in a portfolio of securities that seeks to track the performance of the Dow Jones Industrial Average) and the NASDAQ-100 Trust (interests in a portfolio of securities of the largest and most actively traded noon-financial companies listed on the NASDAQ Stock Market).

Index-related securities may be used for several purposes, including to simulate full investment in the underlying index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns where an index-related security is priced more attractively than securities in the underlying index. Because the expense associated with an investment in index-related securities may be substantially lower than the expenses of small investments directly in the securities comprising the indices they seek to track, investments in index-related securities may provide a cost-effective means of diversifying a portfolio’s assets across a broad range of equity securities.

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The prices of index-related securities are derived and based upon the securities held by the particular investment company. Accordingly, the level of risk involved in the purchase or sale of an index-related security is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for such instrument is based on a basket of stocks. The market prices of index-related securities are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and the supply and demand for the instruments on the exchanges on which they are traded. Substantial market or other disruptions affecting an index-related security could adversely affect the liquidity and value of the shares of the portfolio.

Special Investment Considerations and Risks. The use of options, futures, futures contracts (sometimes referred to as “futures”), options on futures contracts, forward contracts, swaps, caps, floors, collars, indexed securities, various mortgage-related obligations, structured or synthetic financial instruments and other derivative instruments (collectively, “Financial Instruments”) is subject to applicable rules and regulations of the SEC, the CFTC, and the several exchanges on which they are traded. Options, futures and other derivative instruments generally are used to attempt to hedge against price movements in one or more particular securities positions that a portfolio owns or intends to acquire and in certain instances to hedge against market sectors in which a portfolio has invested or expects to invest. In addition, a portfolio’s ability to use these instruments may be limited by tax considerations and may also increase the amount of taxes payable by shareholders.

The successful use of the investment practices described above with respect to Financial Instruments draws upon skills and experience which are different from those needed to select the other instruments in which a portfolio may invest. Should interest or exchange rates, or the prices of securities or financial indices move in an unexpected manner, a portfolio may not achieve the desired benefits of the foregoing instruments or may realize losses and thus be in a worse position than if such strategies had not been used. In general, these investment practices may increase the volatility of a portfolio and even a small investment in derivatives may magnify or otherwise increase investment losses to a portfolio. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies, forward contracts and other negotiated or over-the-counter instruments, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

A portfolio’s ability to dispose of its positions in Financial Instruments will depend on the availability of liquid markets in the instruments, or, in the absence of a liquid market, the ability and willingness of the other party to the transaction to enter into a closing transaction. If there is no market or the portfolio is not successful in its negotiations, the portfolio may not be able to sell or unwind the derivative position at a particular time or at an anticipated price. This may also be the case if the counterparty to the Financial Instrument becomes insolvent. Markets in a number of the instruments are relatively new and still developing, and it is impossible to predict the amount of trading interest that may exist in those instruments in the future. Therefore, there is no assurance that any position can be disposed of at a time and price that is favorable to a portfolio. While the position remains open, the portfolio continues to be subject to investment risk on the Financial Instrument. The portfolio may or may not be able to take other actions or enter into other transactions, including hedging transactions, to limit or reduce its exposure to the Financial Instrument. The purchase and sale of futures contracts and the exercise of options may cause a portfolio to sell or purchase related investments, thus increasing its portfolio turnover rate. Brokerage commissions paid by a portfolio with respect to Financial Instruments may be higher than those that would apply to direct purchases or sales.

Particular risks exist with respect to the use of each of the Financial Instruments and could result in such adverse consequences to a portfolio as: the possible loss of the entire premium paid for an option bought by a portfolio; the inability of a portfolio, as the writer of a covered call option, to benefit from the appreciation of the underlying securities above the exercise price of the option; and the possible need to defer closing out positions in certain instruments to avoid adverse tax consequences. As a result, no assurance can be given that a portfolio will be able to use Financial Instruments effectively for their intended purposes.

A portfolio may be required to maintain assets as “cover,” maintain segregated accounts, post collateral or make margin payments when it takes positions in Financial Instruments. Assets that are segregated or used as cover, margin or collateral may be required to be in the form of cash or liquid securities, and typically may not be sold while the position in the Financial Instrument is open unless they are replaced with other appropriate assets. If markets move against a portfolio’s position, such portfolio may be required to maintain or post additional assets and may have to dispose of existing investments to obtain assets acceptable as collateral or margin. This may prevent it from pursuing its investment objective. Assets that are segregated or used as cover, margin or collateral typically are invested, and these investments are subject to risk and may result in losses to a portfolio. These losses may be substantial, and may be in addition to losses incurred by using the Financial Instrument in question. If a portfolio is unable to close out its positions, it may be required to continue to maintain such assets or accounts or make such payments until the positions expire or mature, and the portfolio will continue to be subject to investment risk on the assets. Segregation, cover, margin and collateral requirements may impair a portfolio’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require a portfolio to sell a portfolio security or close out a derivatives position at a disadvantageous time or price.

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Certain Financial Instruments transactions may have a leveraging effect on the portfolios, and adverse changes in the value of the underlying security, index, interest rate, currency or other instrument or measure can result in losses substantially greater than the amount invested in the Financial Instrument itself. When the portfolios engage in transactions that have a leveraging effect, the value of the portfolio is likely to be more volatile and all other risks also are likely to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of an asset and creates investment risk with respect to a larger pool of assets than the portfolio would otherwise have. Certain Financial Instruments have the potential for unlimited loss, regardless of the size of the initial investment.

Many Financial Instruments may be difficult to value or may be valued subjectively. Inaccurate valuations can result in increased payment requirements to counterparties or a loss of value to the portfolios.

In a hedging transaction there may be imperfect correlation, or even no correlation, between the identity, price or price movements of a Financial Instrument and the identity, price or price movements of the investments being hedged. This lack of correlation may cause the hedge to be unsuccessful and may result in the portfolio incurring substantial losses and/or not achieving anticipated gains.

Hedging strategies can reduce opportunity for gain by offsetting the positive effect of favorable price movements. Even if the strategy works as intended, the portfolio might be in a better position had it not attempted to hedge at all.

Financial Instruments transactions used for non-hedging purposes may result in losses which would not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. In the event that the portfolio enters into a derivatives transaction as an alternative to purchasing or selling other investments or in order to obtain desired exposure to an index or market, the portfolio will be exposed to the same risks as are incurred in purchasing or selling the other investments directly, as well as the risks of the derivatives transaction itself.

Certain Financial Instruments transactions involve the risk of loss resulting from the insolvency or bankruptcy of the counterparty or the failure by the counterparty to make required payments or otherwise comply with the terms of the contract. In the event of default by a counterparty, the portfolio may have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of the counterparty’s bankruptcy.

Certain Financial Instruments transactions, including certain options, swaps, forward contracts, and certain options on foreign currencies, are not entered into or traded on exchanges or in markets regulated by the CFTC or the SEC. Instead, such over-the-counter (or “OTC”) derivatives are entered into directly by the counterparties and may be traded only through financial institutions acting as market makers. Many of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. For example, OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and as a result the portfolio bears greater risk of default by the counterparties to such transactions. Information available on counterparty creditworthiness may be incomplete or outdated, thus reducing the ability to anticipate counterparty defaults.

Financial Instruments involve operational risk. There may be incomplete or erroneous documentation or inadequate collateral or margin, or transactions may fail to settle. The risk of operational failures may be higher for OTC derivatives transactions. For derivatives not guaranteed by an exchange, the portfolio may have only contractual remedies in the event of a counterparty default, and there may be delays, costs, disagreements as to the meaning of contractual terms and litigation, in enforcing those remedies.

Use of Financial Instruments involves transaction costs, which may be significant. Use of Financial Instruments also may increase the amount of taxable income to shareholders, including in the portfolio that invests largely in municipal securities.

Additional Risks of Options on Foreign Currencies, Forward Contracts and Foreign Instruments. Unlike transactions entered into by a portfolio in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. Such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded OTC. In an OTC trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits; and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges are available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the OTC market, potentially permitting a portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

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The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the OTC market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign government restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions, on exercise.

In addition, options on U.S. Government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and OTC in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a portfolio’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume.

ZERO COUPON, PAY-IN-KIND AND STEP COUPON SECURITIES

Subject to any limitations set forth in the policies and investment restrictions for a portfolio, a portfolio may invest in zero coupon, pay-in-kind or step coupon securities. Zero coupon and step coupon bonds are issued and traded at a discount from their face amounts. They do not entitle the holder to any periodic payment of interest prior to maturity or prior to a specified date when the securities begin paying current interest. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind securities may pay all or a portion of their interest or dividends in the form of additional securities. Because they do not pay current income, the price of pay-in-kind securities can be very volatile when interest rates change.

Current federal income tax law requires holders of zero coupon securities and step coupon securities to report the portion of the original issue discount on such securities that accrues each year as interest income, even though the holders receive no cash payments of interest during the year. In order to avoid a tax on the portfolio, each portfolio must distribute each year substantially all of its taxable income, including original issue discount accrued on zero coupon or step coupon bonds. Because a portfolio will not receive cash payments on a current basis in respect of accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years a portfolio may have to distribute cash obtained from other sources in order to satisfy those distribution requirements. A portfolio might obtain such cash from selling other portfolio holdings. These actions are likely to reduce the assets to which a portfolio’s expenses could be allocated and to reduce the rate of return for the portfolio. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the portfolio to sell the securities at the time.

Generally, the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

WARRANTS AND RIGHTS

Subject to its investment limitations, a portfolio may invest in warrants and rights. Warrants are, in effect, longer-term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. The purchaser of a warrant expects the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus resulting in a profit. Of course, because the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock may be employed in financing young unseasoned companies. The purchase price of a warrant varies with the exercise price of the warrant, the current market value of the underlying security, the life of the warrant and various other investment factors.

In contrast, rights, which also represent the right to buy common shares, normally have a subscription price lower than the current market value of the common stock and a life of two to four weeks.

Warrants and rights may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased, nor do they represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities and a warrant or right ceases to have value if it is not exercised prior to the expiration date.

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MORTGAGE-BACKED SECURITIES

Subject to a portfolio’s investment restrictions and policies, a portfolio may invest in mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or private issuers such as banks, insurance companies, and savings and loans. Some of these securities, such as Government National Mortgage Association (“GNMA”) certificates, are backed by the full faith and credit of the U.S. Treasury while others, such as Federal Home Loan Mortgage Corporation (“Freddie Mac”) certificates, are not. The U.S. government has provided recent financial support to FNMA and FHLMC, but there can be no assurances that it will support these or other government-sponsored entities in the future.

Mortgage-backed securities represent interests in a pool of mortgages. Principal and interest payments made on the mortgages in the underlying mortgage pool are passed through to the portfolio. These securities are often subject to more rapid repayment than their stated maturity dates would indicate as a result of principal prepayments on the underlying loans. This can result in significantly greater price and yield volatility than with traditional fixed-income securities. During periods of declining interest rates, prepayments can be expected to accelerate which will shorten these securities’ weighted average life and may lower their return. Conversely, in a rising interest rate environment, a declining prepayment rate will extend the weighted average life of these securities which generally would cause their values to fluctuate more widely in response to changes in interest rates.

The value of these securities also may change because of changes in the market’s perception of the creditworthiness of the federal agency or private institution that issued them. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the portfolios’ industry concentration restrictions, by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the portfolios take the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries.

Collateralized mortgage obligations (“CMOs”), which are debt obligations collateralized by mortgage loans or mortgage pass-through securities, provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs frequently elect to be taxed as a pass-through entity known as real estate mortgage investment conduits. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in many ways. In most cases, however, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. The classes may include accrual certificates (also known as “Z-Bonds”), which only accrue interest at a specified rate until other specified classes have been retired and are converted thereafter to interest-paying securities. They may also include planned amortization classes which generally require, within certain limits, that specified amounts of principal be applied on each payment date, and generally exhibit less yield and market volatility than other classes. Generally, CMOs are issued or guaranteed by the U.S. government or its agencies or instrumentalities or may be collateralized by a portfolio of mortgages or mortgage-related securities guaranteed by such an agency or instrumentality. Certain CMOs in which a portfolio may invest are not guaranteed by the U.S. government or its agencies or instrumentalities.

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a portfolio’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a portfolio may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer’s underlying asset portfolio and, in certain cases, the issuer’s ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to a portfolio in the event of credit or market value deterioration in the issuer’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer’s inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by a portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. If mortgage-backed securities or asset-backed securities are bought at a discount, however,

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both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income.

Unlike mortgage-backed securities issued or guaranteed by the U.S. Government or one of its sponsored entities, mortgage-backed securities issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by a special purpose vehicle in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “over-collateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.

If a portfolio purchases subordinated mortgage-backed securities, the payments of principal and interest on the portfolio’s subordinated securities generally will be made only after payments are made to the holders of securities senior to the portfolio’s securities. Therefore, if there are defaults on the underlying mortgage loans, a portfolio will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss. Privately issued mortgage-backed securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-backed securities held in a portfolio’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

In addition, mortgage-backed securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-backed securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage-backed securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-backed securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-backed securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

The risk of non-payment is greater for mortgage-backed securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turn-down, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

Privately issued mortgage-backed securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-backed securities held in a portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

ASSET-BACKED SECURITIES

Subject to a portfolio’s investment restrictions and policies, asset-backed securities represent interests in pools of consumer loans (generally unrelated to mortgage loans) and most often are structured as pass-through securities. Interest and principal payments ultimately depend on payment of the underlying loans by individuals, although the securities may be supported by letters of credit or other credit enhancements. The underlying assets (e.g., loans) are subject to prepayments that shorten the securities’ weighted average life and may lower their returns. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution providing the credit support or enhancement. A portfolio will invest its assets in asset-backed securities subject to any limitations set forth in its investment policies or restrictions.

Asset-backed securities have many of the same characteristics and risks as the mortgage-related securities described above, except that asset-backed securities may be backed by non-real-estate loans, leases or receivables such as auto, credit card or home equity loans.

Non-mortgage asset-backed securities include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets.

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Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. In addition, such securities generally will have remaining estimated lives at the time of purchase of five years or less.

The purchase of non-mortgage asset-backed securities raises considerations peculiar to the financing of the instruments underlying such securities. For example, most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of holders of the asset-backed securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the asset-backed securities, usually is not amended to reflect the assignment of the seller’s security interest for the benefit of the holders of the asset-backed securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and federal laws give the motor vehicle owner the right to assert against the holder of the owner’s obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related asset-backed securities. Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amounts paid on such receivables. In addition, unlike most other asset-backed securities, credit card receivables are unsecured obligations of the cardholder.

Asset-backed securities are relatively new and untested instruments and may be subject to greater risk of default during periods of economic downturn than other securities which could result in possible losses to a portfolio. In addition, the secondary market for asset-backed securities may not be as liquid as the market for other securities which may result in a portfolio’s experiencing difficulty in valuing asset-backed securities.

Asset-backed securities may present certain risks not relevant to mortgage-backed securities. Assets underlying asset-backed securities such as credit card receivables are generally unsecured, and debtors are entitled to the protection of various state and federal consumer protection laws, some of which provide a right of set-off that may reduce the balance owed.

PASS-THROUGH SECURITIES

Subject to a portfolio’s investment restrictions and policies, a portfolio may invest its net assets in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary, which are passed through to purchasers, such as the portfolio. The most common type of pass-through securities are mortgage-backed securities. GNMA Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from traditional bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. The portfolio will generally purchase “modified pass-through” GNMA Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owed on the mortgage pool, net of fees paid to the “issuer” and GNMA, regardless of whether or not the mortgagor actually makes the payment. GNMA Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government.

The Federal Home Loan Mortgage Corporation (“FHLMC”) issues two types of mortgage pass-through securities: mortgage participation certificates (“PCs”) and guaranteed mortgage certificates (“GMCs”). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. FHLMC guarantees timely payments of interest on PCs and the full return of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by FHLMC as to timely payment of principal and interest, but is not backed by the full faith and credit of the U.S. Government.

The Federal National Mortgage Association (“FNMA”) issues guaranteed mortgage pass-through certificates (“FNMA Certificates”). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by FNMA as to timely payment of principal and interest, but it is not backed by the full faith and credit of the U.S. Government.

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OTHER INCOME PRODUCING SECURITIES

Subject to each portfolio’s investment restrictions and policies, other types of income-producing securities that a portfolio may purchase include, but are not limited to, the following types of securities:

Variable and Floating Rate Obligations. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

Standby Commitments. These instruments, which are similar to a put, give a portfolio the option to obligate a broker, dealer or bank to repurchase a security held by the portfolio at a specified price.

Tender Option Bonds. Tender option bonds are relatively long-term bonds that are coupled with the agreement of a third party (such as a broker, dealer or bank) to grant the holders of such securities the option to tender the securities to the institution at periodic intervals.

Inverse Floaters. Inverse floaters are instruments whose interest bears an inverse relationship to the interest rate on another security. All portfolios (except Transamerica JPMorgan Core Bond VP) will not invest more than 5% of their assets in inverse floaters. Transamerica JPMorgan Core Bond VP will not invest more than 10% of its assets in inverse floaters.

A portfolio will purchase instruments with demand features, standby commitments and tender option bonds primarily for the purpose of increasing the liquidity of its portfolio. (See Appendix A regarding income-producing securities in which a portfolio may invest.)

ILLIQUID AND RESTRICTED/144A SECURITIES

Subject to its investment restrictions, a portfolio may invest up to 15% (10% for Transamerica Money Market VP, but 5% from and after May 28, 2010) of its net assets in illiquid securities, including restricted securities that are illiquid.

In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer’s ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

Rule 144A under the Securities Act, established a “safe harbor” from the registration requirements of the Securities Act, for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a portfolio could, however, adversely affect the marketability of such portfolio security and the portfolio might be unable to dispose of such security promptly or at reasonable prices.

The Trust’s Board of Trustees has authorized each portfolio’s sub-adviser to make liquidity determinations with respect to Rule 144A securities in accordance with the guidelines established by the Board of Trustees. Under the guidelines, the portfolio’s sub-adviser will consider the following factors in determining whether a Rule 144A security is liquid: 1) the frequency of trades and quoted prices for the security; 2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; 3) the willingness of dealers to undertake to make a market in the security; and 4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the OTC markets. The portfolio may be restricted in its ability to sell such securities at a time when a portfolio’s sub-adviser deems it advisable to do so. In addition, in order to meet redemption requests, a portfolio may have to sell other assets, rather than such illiquid securities, at a time that is not advantageous.

OTHER INVESTMENT COMPANIES

In accordance with certain provisions of the 1940 Act, certain portfolios may invest up to 10% of their total assets, calculated at the time of purchase, in the securities of investment companies. The 1940 Act also provides that a portfolio generally may not invest (i) more than 5% of its total assets in the securities of any one investment company or (ii) in more than 3% of the voting securities of any other investment company. A portfolio will indirectly bear its proportionate share of any investment advisory fees and expenses paid by the funds in which it invests, in addition to the investment advisory fee and expenses paid by the portfolio.

BlackRock Investment Management, LLC has received an exemptive order from the SEC permitting funds that are sub-advised by it to invest in affiliated registered money market funds and in an affiliated private investment company; provided however, that, among other

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limitations, in all cases the portfolio’s aggregate investment of cash in shares of such investment companies shall not exceed 25% of its total assets at any time.

BANK AND THRIFT OBLIGATIONS

Bank and thrift obligations in which a portfolio may invest are limited to dollar-denominated certificates of deposit, time deposits and bankers’ acceptances issued by bank or thrift institutions. Certificates of deposit are short-term, unsecured, negotiable obligations of commercial banks and thrift institutions. Time deposits are non-negotiable deposits maintained in bank or thrift institutions for specified periods of time at stated interest rates. Bankers’ acceptances are negotiable time drafts drawn on commercial banks usually in connection with international transactions.

Bank and thrift obligations in which the portfolio invests may be, but are not required to be, issued by institutions that are insured by the Federal Deposit Insurance Corporation (the “FDIC”). Bank and thrift institutions organized under Federal law are supervised and examined by federal authorities and are required to be insured by the FDIC. Institutions organized under state law are supervised and examined by state banking authorities but are insured by the FDIC only if they so elect. State institutions insured by the FDIC are subject to federal examination and to a substantial body of Federal law regulation. As a result of federal and state laws and regulations, federally insured bank and thrift institutions are, among other things, generally required to maintain specified levels of reserves and are subject to other supervision and regulation designed to promote financial soundness.

Obligations of foreign branches of domestic banks and of United Kingdom branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks or domestic branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of domestic banks and United Kingdom branches of foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank. Certificates of deposit issued by wholly owned Canadian subsidiaries of domestic banks are guaranteed as to repayment of principal and interest (but not as to sovereign risk) by the domestic parent bank.

Obligations of domestic branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed by that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states (“State Branches”) may or may not be required to: (i) pledge to the regulator, by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (ii) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC.

A portfolio may purchase obligations, or all or a portion of a package of obligations, of smaller institutions that are federally insured, provided the obligation of any single institution does not exceed the then current federal insurance coverage of the obligation.

INVESTMENTS IN THE REAL ESTATE INDUSTRY AND REAL ESTATE INVESTMENT TRUSTS (“REITS”)

REITs are pooled investment vehicles which invest primarily in income-producing real estate, or real-estate-related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or hybrid REITs.

Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs invest their assets in both real property and mortgages. REITs are not taxed on income distributed to policyowners provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the “Code”).

Investments in the real estate industry are subject to risks associated with direct investment in real estate. Such risks include, but are not limited to: declining real estate values, risks related to general and local economic conditions, overbuilding; increased competition for assets in local and regional markets, changes in zoning laws, difficulties in completing construction, changes in real estate value and property taxes, increases in operating expenses or interest rates, changes in neighborhood values or the appeal of properties to tenants, insufficient levels of occupancy, and inadequate rents to cover operating expenses. The performance of securities issued by companies in

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the real estate industry also may be affected by management of insurance risks, adequacy of financing available in capital markets, the competence of management, changes in applicable laws and governmental regulations (including taxes) and social and economic trends.

REITs also may subject a portfolio to certain risks associated with the direct ownership of real estate. As described above, these risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, liability to third parties for damages resulting from, environmental problems, casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

Investing in REITs involves certain unique risks, in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers, self-liquidation and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code. REITs (especially mortgage REITs) are also subject to interest rate risk. (See “Debt Securities and Fixed-Income Investing” below.)

Certain portfolios may invest in foreign real estate companies, which are similar to entities organized and operated as REITs in the United States. Foreign real estate companies may be subject to laws, rules and regulations governing those entities and their failure to comply with those laws, rules and regulations could negatively impact the performance of those entities. In addition, investments in REITs and foreign real estate companies may involve duplication of management fees and certain other expenses, and a portfolio indirectly bears its proportionate share of any expenses paid by REITs and foreign real estate companies in which it invests.

VARIABLE RATE MASTER DEMAND NOTES

Variable rate master demand notes are unsecured commercial paper instruments that permit the indebtedness thereunder to vary and provide for periodic adjustment in the interest rate. Because variable rate master demand notes are direct lending arrangements between a portfolio and the issuer, they are not normally traded.

Although no active secondary market may exist for these notes, a portfolio may demand payment of principal and accrued interest at any time or may resell the note to a third party. While the notes are not typically rated by credit rating agencies, issuers of variable rate master demand notes must satisfy a sub-adviser that the ratings are within the two highest ratings of commercial paper.

In addition, when purchasing variable rate master demand notes, a sub-adviser will consider the earning power, cash flows, and other liquidity ratios of the issuers of the notes and will continuously monitor their financial status and ability to meet payment on demand.

In the event an issuer of a variable rate master demand note defaulted on its payment obligations, a portfolio might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

DEBT SECURITIES AND FIXED-INCOME INVESTING

Debt securities include securities such as corporate bonds and debentures; commercial paper; trust preferreds, debt securities issued by the U.S. Government, its agencies and instrumentalities; or foreign governments; asset-backed securities; CMOs; zero coupon bonds; floating rate, inverse floating rate and index obligations; “strips”; structured notes; pay-in-kind and step securities.

Fixed-income investing is the purchase of a debt security that maintains a level of income that does not change. For instance, bonds paying interest at a specified rate that does not change are fixed-income securities. When a debt security is purchased, the portfolio owns “debt” and becomes a creditor to the company or government.

Consistent with each portfolio’s investment policies, a portfolio may invest in fixed income instruments, which include securities issued by the U.S. Government, its agencies or government-sponsored enterprises; corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued both by governments and corporations; structured notes, including hybrid or “indexed” securities, event-linked bonds and loan participations; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits and bankers’ acceptances; repurchase agreements and reverse repurchase agreements; debt securities issued by state or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities. The portfolios may invest in derivatives based on fixed income instruments.

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Fixed-income securities generally include short- and long-term government, corporate and municipal obligations that pay a specified rate of interest or coupons for a specified period of time, or preferred stock, which pays fixed dividends. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period of time. A portfolio may vary the average maturity of its portfolio of debt securities based on the sub-adviser’s analysis of interest rate trends and factors.

Bonds rated Baa by Moody’s or BBB by S&P are considered medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payment prospects and principal security for such bonds appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics. (See Appendix B for a description of debt securities ratings.)

In the event that a security is rated by different agencies and receives different ratings from these agencies, the portfolio will treat the security as being rated in the highest rating category received from an agency. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, a portfolio’s portfolio managers will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults, the investors in a security held by a portfolio may become the holders of underlying assets. In that case, a portfolio may become the holder of securities that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss. The sub-adviser in its reasonable judgment will determine what rating to assign to unrated securities.

Investments in debt securities are generally subject to both credit risk and market risk. Credit risk relates to the ability of the issuer to meet interest or principal payments, or both, as they come due. Market risk relates to the fact that the market values of the debt securities in which the portfolio invests generally will be affected by changes in the level of interest rates. An increase in interest rates will tend to reduce the market value of debt securities, whereas a decline in interest rates will tend to increase their value.

Generally, shorter-term securities are less sensitive to interest rate changes, but longer-term securities offer higher yields. A portfolio’s share price and yield will also depend, in part, on the quality of its investments in debt securities.

Such securities may be affected by changes in the creditworthiness of the issuer of the security. The extent that such changes are reflected in the portfolio’s share price will depend upon the extent of the portfolio’s investment in such securities.

Recent market events. The fixed-income markets are experiencing a period of extreme volatility which has negatively impacted market liquidity conditions. Initially, the concerns of market participants were focused on the subprime segment of the mortgage-backed securities market. However, these concerns have since expanded to include a broad range of mortgage-and asset-backed and other fixed income securities, including those rated investment grade, the U.S. and international credit and interbank money markets generally, and a wide range of financial institutions and markets, asset classes and sectors. As a result, fixed income instruments are experiencing liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. Securities that are less liquid are more difficult to value and may be hard to dispose of. Domestic and international equity markets have also been experiencing heightened volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise, and the yield to decline. These events and the continuing market upheavals may have an adverse effect on the portfolios.

STRUCTURED NOTES

The values of the structured notes in which a portfolio may invest are linked to equity securities or equity indices (“reference instruments”). These instruments differ from other types of debt securities in several respects. The interest rate or principal amount payable at maturity may vary based on changes in the equity security or index. A structured note may be positively or negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

Investments in structured notes involve certain risks, including the credit risk of the issuer and the normal risks of price changes in response to changes in interest rates. Further, in the case of certain structured notes, a decline in the reference instrument may cause the interest rate to be reduced to zero and any further declines in the reference instrument may then reduce the principal amount payable on maturity. Finally, these securities may be less liquid than other types of securities, and may be more volatile than their underlying reference instruments.

HIGH-YIELD/HIGH-RISK SECURITIES

High-yield/high-risk securities (or “junk bonds”) are debt securities rated below investment grade by the primary rating agencies (such as S&P and Moody’s). (See Appendix B for a description of debt securities rating.)

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The value of lower-quality securities generally is more dependent on the ability of the issuer to meet interest and principal payments (i.e., credit risk) than is the case for higher-quality securities. Conversely, the value of higher-quality securities may be more sensitive to interest rate movements than lower-rated securities. Issuers of high-yield securities may not be as strong financially as those issuing bonds with higher credit ratings. Investments in such companies are considered to be more speculative than higher-quality investments.

Issuers of high-yield securities are more vulnerable to real or perceived economic changes (for instance, an economic downturn or prolonged period of rising interest rates), political changes or adverse developments specific to the issuer. Adverse economic, political or other developments may impair the issuer’s ability to service principal and interest obligations, to meet projected business goals and to obtain additional financing, particularly if the issuer is highly leveraged. In the event of a default, a portfolio would experience a reduction of its income and could expect a decline in the market value of the defaulted securities.

The market for lower-quality securities is generally less liquid than the market for higher-quality bonds. Adverse publicity and investor perceptions, as well as new or proposed laws, may also have a greater negative impact on the market for lower-quality securities. Unrated debt, while not necessarily of lower quality than rated securities, may not have as broad a market as higher-quality securities.

Unrated securities are not necessarily of lower credit quality than rated securities, but the markets for lower rated and nonrated securities are more limited than those in which higher-rated securities are traded. The existence of limited markets may make it more difficult for a portfolio to obtain accurate market quotations for purposes of valuing its securities and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for a portfolio to purchase and may also have the effect of limiting the ability of a portfolio to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets. In addition, an economic downturn or increase in interest rates is likely to have a greater negative effect on: (i) the market for lower-rated and nonrated securities; (ii) the value of high-yield debt securities held by a portfolio; (iii) the new asset value of a portfolio holding such securities; and (iv) the ability of the bonds’ issuers to repay principal and interest, meet projected business goals and obtain additional financing than on higher-rated securities.

Lower rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, a portfolio may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, the principal value of bonds moves inversely with movements in interest rates; in the event of rising interest rates, the value of the securities held by a portfolio may decline more than a portfolio consisting of higher rated securities. If a portfolio experiences unexpected net redemptions, it may be forced to sell its higher rated bonds, resulting in a decline in the overall credit quality of the securities held by the portfolio and increasing the exposure of the portfolio to the risks of lower rated securities.

Subsequent to its purchase by a portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the portfolio. Neither event will require sale of these securities by the portfolio, but a sub-adviser will consider the event in determining whether a portfolio should continue to hold the security.

TRADE CLAIMS

Trade claims are interests in amounts owed to suppliers of goods or services and are purchased from creditors of companies in financial difficulty. Trade claims offer the potential for profits since they are often purchased at a significant discount from face value and, consequently, may generate capital appreciation in the event that the market value of the claim increases as the debtor’s financial position improves or the claim is paid.

An investment in trade claims is speculative and carries a high degree of risk. Trade claims are illiquid securities that generally do not pay interest, and there can be no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim. The markets in trade claims are not regulated by federal securities laws or the SEC. Because trade claims are unsecured, holders of trade claims may have a lower priority in terms of payment than certain other creditors in a bankruptcy proceeding.

BRADY BONDS

Subject to its investment policies and restrictions, a portfolio may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented to date in Argentina, Brazil, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Slovenia, Uruguay and Venezuela. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S.-dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (the uncollateralized

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amounts constituting the “residual risk”). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

COLLATERALIZED DEBT OBLIGATIONS

A portfolio may invest in collateralized debt obligations (“CDOs”), which includes collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high-risk, below-investment-grade, fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present, and may fail to protect a fund against the risk of loss on default of the collateral. Certain CDOs may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly. CDOs may charge management fees and administrative expenses, which are in addition to those of a portfolio.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by a portfolio as illiquid securities; however, an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed-income securities discussed elsewhere in this SAI and a portfolio’s prospectus (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) a portfolio may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

DOLLAR ROLL TRANSACTIONS

A portfolio may enter into “dollar roll” transactions, which consist of the sale by the portfolio to a bank or broker-dealer (the “counterparty”) of Government National Mortgage Association certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A portfolio receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different repurchase price and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a portfolio agrees to buy a security on a future date.

A portfolio will not use such transactions for leveraging purposes and, accordingly, will segregate cash, U.S. government securities or other liquid assets in an amount sufficient to meet its purchase obligations under the transactions. (The Transamerica U.S. Government Securities Portfolio will also maintain asset coverage of at least 300% for all outstanding firm commitments, dollar rolls and other borrowings.)

Dollar rolls are treated for purposes of the 1940 Act, as borrowings of a portfolio because they involve the sale of a security coupled with an agreement to repurchase. Like all borrowings, a dollar roll involves costs to a portfolio. For example, while a portfolio receives a fee as consideration for agreeing to repurchase the security, the portfolio forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by a portfolio, thereby effectively charging the portfolio interest on its borrowing. Further, although a portfolio can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the portfolio’s borrowing.

The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a portfolio’s right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before a portfolio is able to purchase them. Similarly, the portfolio may

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be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical, security to a portfolio, the security that the portfolio is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that a portfolio’s use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

EXCHANGE TRADED FUNDS (“ETFs”)

ETFs are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. A portfolio could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities it is designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees which increase their costs.

HYBRID INSTRUMENTS

Subject to its investment restrictions and strategies, a portfolio may invest in hybrid instruments. Hybrid instruments have recently been developed and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Often these hybrid instruments are indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity securities index. Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. Hybrid instruments may bear interest or pay dividends at below-market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and limited liquidity, and their use may not be successful.

INDEXED SECURITIES

A portfolio may invest in indexed securities whose value is linked to foreign currencies, interest rates, commodities, indices or other financial indicators. Most indexed securities are short-to intermediate-term, fixed-income securities whose values at maturity (i.e., principal value) or interest rates rise or fall according to changes in the value of one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself and could involve the loss of all or a portion of the principal amount of, or interest on, the instrument.

DISTRESSED SECURITIES

Certain portfolios may invest in distressed securities. Distressed debt securities are debt securities that are purchased in the secondary market and are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or interest at the time of acquisition by a fund or are rated in the lower rating categories (Ca or lower by Moody’s and CC or lower by S&P) or which, if unrated, are in the judgment of a sub-adviser of equivalent quality. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

MUNICIPAL FIXED-INCOME SECURITIES

Subject to its investment restrictions and strategies, a portfolio may invest in municipal bonds of any state, territory or possession of the United States (“U.S.”), including the District of Columbia. The portfolio may also invest in municipal bonds of any political subdivision, agency or instrumentality (e.g., counties, cities, towns, villages, districts, authorities) of the U.S. or its possessions. Municipal bonds are debt instruments issued by or for a state or local government to support its general financial needs or to pay for special projects such as airports, bridges, highways, public transit, schools, hospitals, housing and water and sewer works.

Interest payments received by holders of these securities are generally not subject to U.S. federal income tax. Municipal bonds may also be issued to refinance public debt. Municipal bonds are mainly divided between “general obligation” and “revenue” bonds. General obligation bonds are backed by the full faith and credit of governmental issuers with the power to tax. They are repaid from the issuer’s general revenues. Payment, however, may be dependent upon legislative approval and may be subject to limitations on the issuer’s taxing

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power. Enforcement of payments due under general obligation bonds varies according to the law applicable to the issuer. In contrast, revenue bonds are supported only by the revenues generated by the project or facility.

A portfolio may also invest in industrial development bonds. Such bonds are usually revenue bonds issued to pay for facilities with a public purpose operated by private corporations. The credit quality of industrial development bonds is usually directly related to the credit standing of the owner or user of the facilities. To qualify as a municipal bond, the interest paid on an industrial development bond must qualify as fully exempt from federal income tax. However, the interest paid on an industrial development bond may be subject to the federal alternative minimum tax.

The yields on municipal bonds depend on such factors as market conditions, the financial condition of the issuer and the issue’s size, maturity date and rating. Municipal bonds are rated by S&P, Moody’s and Fitch IBCA, Inc. Such ratings, however, are opinions, not absolute standards of quality. Municipal bonds with the same maturity, interest rates and rating may have different yields, while municipal bonds with the same maturity and interest rate, but different ratings, may have the same yield. Once purchased by the portfolio, a municipal bond may cease to be rated or receive a new rating below the minimum required for purchase by the portfolio. Neither event would require the portfolio to sell the bond, but the portfolio’s investment adviser would consider such events in determining whether the portfolio should continue to hold it.

A portfolio may invest in Residual Interest Bonds (sometimes referred to as inverse floaters) (“RIBs”), which brokers create by depositing a Municipal Bond in a trust. The trust in turn issues a variable rate security and RIBs. The interest rate on the short-term component is reset by an index or auction process normally every seven to 35 days, while the RIB holder receives the balance of the income from the underlying Municipal Bond less an auction fee. Therefore, rising short-term interest rates result in lower income for the RIB, and vice versa. An investment in RIBs typically will involve greater risk than an investment in a fixed rate bond. RIBs have interest rates that bear an inverse relationship to the interest rate on another security or the value of an index. Because increases in the interest rate on the other security or index reduce the residual interest paid on a RIB, the value of a RIB is generally more volatile than that of a fixed rate bond. RIBs have interest rate adjustment formulas that generally reduce or, in the extreme, eliminate the interest paid to the portfolios when short-term interest rates rise, and increase the interest paid to the portfolios when short-term interest rates fall. RIBs have varying degrees of liquidity that approximate the liquidity of the underlying bond(s), and the market price for these securities is volatile. RIBs can be very volatile and may be less liquid than other Municipal Bonds of comparable maturity. These securities will generally underperform the market of fixed rate bonds in a rising interest rate environment, but tend to outperform the market of fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, RIBs typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity. To the extent permitted by each portfolio’s investment objectives and general investment policies, a portfolio may invest in RIBs without limitation.

In a transaction in which a portfolio purchases a RIB from a trust, and the underlying Municipal Bond was held by the portfolio prior to being deposited into the trust, the portfolio treats the transaction as a secured borrowing for financial reporting purposes. As a result, the portfolio will incur a non-cash interest expense with respect to interest paid by the trust on the variable rate securities, and will recognize additional interest income in an amount directly corresponding to the non-cash interest expense. Therefore, the portfolio’s net asset value per share and performance are not affected by the non-cash interest expense. This accounting treatment does not apply to RIBs acquired by the portfolios where the portfolios did not previously own the underlying Municipal Bond.

The ability of the portfolio to achieve its investment objective depends upon the continuing ability of the issuers of municipal bonds to pay interest and principal when due. Municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Such laws extend the time for payment of principal and/or interest, and may otherwise restrict the portfolio’s ability to enforce its rights in the event of default. Since there is generally less information available on the financial condition of municipal bond issuers compared to other domestic issuers of securities, the portfolio’s investment adviser may lack sufficient knowledge of an issue’s weaknesses. Other influences, such as litigation, may also materially affect the ability of an issuer to pay principal and interest when due. In addition, the market for municipal bonds is often thin and can be temporarily affected by large purchases and sales, including those by the portfolio.

From time to time, Congress has considered restricting or eliminating the federal income tax exemption for interest on municipal bonds. Such actions could materially affect the availability of municipal bonds and the value of those already owned by the portfolio. If such legislation were passed, the Trust’s Board of Trustees may recommend changes in the portfolio’s investment objectives and policies.

PASSIVE FOREIGN INVESTMENT COMPANIES

A portfolio may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies. Such trusts have been the only or primary way to invest in certain countries. In addition to bearing their proportionate share of the portfolio’s expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such trusts. Capital gains on the sale of such holdings are considered ordinary income regardless of how long the portfolio held its investment. In addition, the portfolio may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to shareholders.

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To avoid such tax and interest, the portfolio intends to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time; deductions for losses are allowable only to the extent of any gains resulting from these deemed sales for prior taxable years. Such gains and losses will be treated as ordinary income. The portfolio will be required to distribute each year any resulting income even though it has not sold the security and received cash to pay such distributions. A portfolio might obtain such cash from selling other portfolio holdings. These actions are likely to reduce the assets to which a portfolio’s expenses could be allocated and to reduce the rate of return for the portfolio. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the portfolio to sell the securities at the time.

PREFERRED STOCKS

A portfolio may purchase preferred stock. Preferred stock, unlike common stock, has a stated dividend rate payable from the corporation’s earnings. Preferred stock dividends may be cumulative or non-cumulative, participating or non-participating, or auction rate. “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid.

If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, which can be a negative feature when interest rates decline. Preferred stock also generally has a preference over common stock on the distribution of a corporation’s assets in the event of liquidation of the corporation. Preferred stock may be “participating” stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stock on distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities.

LOAN PARTICIPATIONS AND ASSIGNMENTS

Certain portfolios may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The portfolio may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, the portfolio assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which the portfolio intends to invest may not be rated by any nationally recognized rating service.

A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions that are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, the portfolio has direct recourse against the corporate borrower, the portfolio may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of the portfolio were determined to be subject to the claims of the agent bank’s general creditors, the portfolio might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If the portfolio does not receive scheduled interest or principal payments on such indebtedness, the portfolio’s share price and yield could be adversely affected. Loans that are fully secured offer the portfolio more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.

The portfolio may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the portfolio bears a substantial risk of losing the entire amount invested.

The portfolio limits the amount of its total assets that it will invest in any one issuer or in issuers within the same industry. For purposes of these limits, the portfolio generally will treat the corporate borrower as the “issuer” of indebtedness held by the portfolio. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between the portfolio and the corporate borrower, if the participation does not shift to the portfolio the direct debtor-creditor relationship with the corporate borrower, SEC interpretations require the portfolio to treat both the lending bank or other lending institution and the corporate borrower as “issuers” for

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the purposes of determining whether the portfolio has invested more than 5% of its total assets in a single issuer. Treating a financial intermediary as an issuer of indebtedness may restrict the portfolio’s ability to invest in indebtedness related to a single financial intermediary, or a group intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what a sub-adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the portfolio’s net asset value than if that value were based on available market quotations, and could result in significant variations in the portfolio’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the portfolio currently intends to treat indebtedness for which there is no readily available markets as illiquid for purposes of the portfolio’s limitation or illiquid investments. Investments in loan participations are considered debt obligations for purposes of the portfolio’s investment restrictions relating to the lending of funds or assets by the portfolio.

Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to the portfolio. For example, if a loan is foreclosed, the portfolio could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the portfolio could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the portfolio relies on the sub-adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

EVENT-LINKED BONDS

Certain portfolios may invest up to 5% of its net assets in “event-linked bonds,” which are fixed-income securities for which the return of principal and payment of interest is contingent on the non-occurrence of specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as “catastrophe bonds.” If a trigger event occurs, the portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

SPECIAL CONSIDERATIONS (TRANSMERICA PROFUND ULTRABEAR VP ONLY)

Transamerica ProFund UltraBear VP presents certain risks, some of which are further described below.

CORRELATION AND TRACKING. A number of factors may affect the ability of Transamerica ProFund UltraBear VP (the “ProFund”) to achieve correlation with its benchmark. Among these factors are: (1) the ProFund’s expenses, including brokerage (which may be increased by high portfolio turnover) and the cost of the investment techniques employed by the ProFund; (2) less than all of the securities in the index underlying the ProFund’s benchmark being held by the ProFund and/or securities not included in the index being held by the ProFund; (3) an imperfect correlation between the performance of instruments held by the ProFund, such as futures contracts and options, and the performance of the underlying securities in the cash market; (4) bid-ask spreads (the effect of which may be increased by portfolio turnover); (5) holding instruments traded in a market that has become illiquid or disrupted; (6) the ProFund’s share prices being rounded to the nearest cent; (7) changes to the index underlying a benchmark; (8) the need to conform the ProFund’s portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; (9) actual purchases and sales of the shares of the ProFund may differ from estimated transactions reported prior to the time share prices are calculated; (10) limit up or limit down trading halts on options or futures contracts which may prevent the ProFund from purchasing or selling options or futures contracts; (11) early and unanticipated closings of the markets on which the holdings of the ProFund trade, resulting in the inability of the ProFund to execute intended portfolio transactions; and (12) fluctuations in currency exchange rates. While a close correlation of the ProFund to its benchmark may be achieved on any single trading day, over time the cumulative percentage increase or decrease in the NAV of the shares of the ProFund may diverge significantly from the cumulative percentage decrease or increase in the benchmark due to a compounding effect.

LEVERAGE. The ProFund employs leverage as a principal investment strategy and may borrow or use other forms of leverage for investment purposes. Utilization of leverage involves special risks and should be considered to be speculative. Leverage exists when the ProFund achieves the right to a return on a capital base that exceeds the amount the ProFund has invested. Leverage creates the potential for greater gains to shareholders of the ProFund during favorable market conditions and the risk of magnified losses during adverse market conditions. Leverage should cause higher volatility of the NAVs of the ProFund’s shares. Leverage may involve the creation of a liability that does not entail any interest costs or the creation of a liability that requires the ProFund to pay interest which would decrease

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the ProFund’s total return to shareholders. If the ProFund achieves its investment objectives, during adverse market conditions, shareholders should experience a loss greater than they would have incurred had the ProFund not been leveraged.

SPECIAL NOTE REGARDING THE CORRELATION RISKS OF LEVERAGED FUNDS. As discussed in the prospectus, the ProFund is a “leveraged” fund in the sense that it has an investment objective to match a multiple of the performance of an index on a given day. The ProFund is subject to all of the correlation risks described in the prospectus. In addition, there is a special form of correlation risk that derives from the ProFund’s use of leverage, which is that for periods greater than one day, the use of leverage tends to cause the performance of the ProFund to be either greater than or less than the index performance times the stated multiple in the ProFund’s investment objective.

A leveraged fund’s return for periods longer than one day is primarily a function of the following:

a)	index performance;
b)	index volatility;
c)	financing rates associated with leverage;
d)	other fund expenses;
e)	dividends paid by companies in the index; and
f)	period of time.

The fund performance for a leveraged fund can be estimated given any set of assumptions for the factors described above. The tables below illustrate the impact of two factors, index volatility and index performance, on a leveraged fund. Index volatility is a statistical measure of the magnitude of fluctuations in the returns of an index and is calculated as the standard deviation of the natural logarithms of one plus the index return (calculated daily), multiplied by the square root of the number of trading days per year (assumed to be 252). The tables show estimated fund returns for a number of combinations of index performance and index volatility over a one-year period. Assumptions used in the tables include: a) no dividends paid by the companies included in the index; b) no fund expenses; and c) borrowing/lending rates (to obtain leverage) of zero percent. If fund expenses were included, the fund’s performance would be lower than shown.

The first table below shows an example in which a leveraged fund that has an investment objective to correspond to twice (200%) of the daily performance of an index. The leveraged fund could be expected to achieve a 20% return on a yearly basis if the index performance was 10%, absent any costs or the correlation risk or other factors described above and in the prospectus under “Correlation Risk.” However, as the table shows, with an index volatility of 20%, such a fund would return 16.3%, again absent any costs or other factors described above and in the Prospectus under “Correlation Risk.” In the charts below, areas shaded green represent those scenarios where a leveraged fund with the investment objective described will outperform (i.e., return more than) the index performance times the stated multiple in the fund’s investment objective; conversely areas shaded red represent those scenarios where the fund will underperform (i.e., return less than) the index performance times the stated multiple in the fund’s investment objective.

Estimated Fund Return Over One Year When the Fund Objective is to Seek Daily Investment Results, Before Fund Fees and Expenses and Leverage Costs, that Correspond to Twice (200%) the Daily Performance of an Index.

One Year Index Performance	200% One Year Index Performance

		Index Volatility
		0%	5%	10%	15%	20%	25%	30%	35%	40%	45%	50%	55%	60%
-60%	-120%	-84.0%	-84.0%	-84.2%	-84.4%	-84.6%	-85.0%	-85.4%	-85.8%	-86.4%	-86.9%	-87.5%	-88.2%	-88.8%
-55%	-110%	-79.8%	-79.8%	-80.0%	-80.2%	-80.5%	-81.0%	-81.5%	-82.1%	-82.7%	-83.5%	-84.2%	-85.0%	-85.9%
-50%	-100%	-75.0%	-75.1%	-75.2%	-75.6%	-76.0%	-76.5%	-77.2%	-77.9%	-78.7%	-79.6%	-80.5%	-81.5%	-82.6%
-45%	-90%	-69.8%	-69.8%	-70.1%	-70.4%	-70.9%	-71.6%	-72.4%	-73.2%	-74.2%	-75.3%	-76.4%	-77.6%	-78.9%
-40%	-80%	-64.0%	-64.1%	-64.4%	-64.8%	-65.4%	-66.2%	-67.1%	-68.2%	-69.3%	-70.6%	-72.0%	-73.4%	-74.9%
-35%	-70%	-57.8%	-57.9%	-58.2%	-58.7%	-59.4%	-60.3%	-61.4%	-62.6%	-64.0%	-65.5%	-67.1%	-68.8%	-70.5%
-30%	-60%	-51.0%	-51.1%	-51.5%	-52.1%	-52.9%	-54.0%	-55.2%	-56.6%	-58.2%	-60.0%	-61.8%	-63.8%	-65.8%
-25%	-50%	-43.8%	-43.9%	-44.3%	-45.0%	-46.0%	-47.2%	-48.6%	-50.2%	-52.1%	-54.1%	-56.2%	-58.4%	-60.8%
-20%	-40%	-36.0%	-36.2%	-36.6%	-37.4%	-38.5%	-39.9%	-41.5%	-43.4%	-45.5%	-47.7%	-50.2%	-52.7%	-55.3%
-15%	-30%	-27.8%	-27.9%	-28.5%	-29.4%	-30.6%	-32.1%	-34.0%	-36.1%	-38.4%	-41.0%	-43.7%	-46.6%	-49.6%
-10%	-20%	-19.0%	-19.2%	-19.8%	-20.8%	-22.2%	-23.9%	-26.0%	-28.3%	-31.0%	-33.8%	-36.9%	-40.1%	-43.5%
-5%	-10%	-9.8%	-10.0%	-10.6%	-11.8%	-13.3%	-15.2%	-17.5%	-20.2%	-23.1%	-26.3%	-29.7%	-33.3%	-37.0%
0%	0%	0.0%	-0.2%	-1.0%	-2.2%	-3.9%	-6.1%	-8.6%	-11.5%	-14.8%	-18.3%	-22.1%	-26.1%	-30.2%
5%	10%	10.3%	10.0%	9.2%	7.8%	5.9%	3.6%	0.8%	-2.5%	-6.1%	-10.0%	-14.1%	-18.5%	-23.1%
10%	20%	21.0%	20.7%	19.8%	18.3%	16.3%	13.7%	10.6%	7.0%	3.1%	-1.2%	-5.8%	-10.6%	-15.6%
15%	30%	32.3%	31.9%	30.9%	29.3%	27.1%	24.2%	20.9%	17.0%	12.7%	8.0%	3.0%	-2.3%	-7.7%
20%	40%	44.0%	43.6%	42.6%	40.8%	38.4%	35.3%	31.6%	27.4%	22.7%	17.6%	12.1%	6.4%	0.5%
25%	50%	56.3%	55.9%	54.7%	52.8%	50.1%	46.8%	42.8%	38.2%	33.1%	27.6%	21.7%	15.5%	9.0%
30%	60%	69.0%	68.6%	67.3%	65.2%	62.4%	58.8%	54.5%	49.5%	44.0%	38.0%	31.6%	24.9%	17.9%
35%	70%	82.3%	81.8%	80.4%	78.2%	75.1%	71.2%	66.6%	61.2%	55.3%	48.8%	41.9%	34.7%	27.2%
40%	80%	96.0%	95.5%	94.0%	91.6%	88.3%	84.1%	79.1%	73.4%	67.0%	60.1%	52.6%	44.8%	36.7%
45%	90%	110.3%	109.7%	108.2%	105.6%	102.0%	97.5%	92.2%	86.0%	79.2%	71.7%	63.7%	55.4%	46.7%
50%	100%	125.0%	124.4%	122.8%	120.0%	116.2%	111.4%	105.6%	99.1%	91.7%	83.8%	75.2%	66.3%	57.0%
55%	110%	140.3%	139.7%	137.9%	134.9%	130.8%	125.7%	119.6%	112.6%	104.7%	96.2%	87.1%	77.5%	67.6%
60%	120%	156.0%	155.4%	153.5%	150.3%	146.0%	140.5%	134.0%	126.5%	118.1%	109.1%	99.4%	89.2%	78.6%

34

Estimated Fund Return Over One Year When the Fund Objective is to Seek Daily Investment Results, Before Fees and Expenses, that Correspond to the Inverse of the Daily Performance of an Index.

One Year Index Performance	Inverse of One Year Index Performance

		Index Volatility
		0%	5%	10%	15%	20%	25%	30%	35%	40%	45%	50%	55%	60%
-60%	60%	150.0%	149.4%	147.5%	144.4%	140.2%	134.9%	128.5%	121.2%	113.0%	104.2%	94.7%	84.7%	74.4%
-55%	55%	122.2%	121.7%	120.0%	117.3%	113.5%	108.8%	103.1%	96.6%	89.4%	81.5%	73.1%	64.2%	55.0%
-50%	50%	100.0%	99.5%	98.0%	95.6%	92.2%	87.9%	82.8%	76.9%	70.4%	63.3%	55.8%	47.8%	39.5%
-45%	45%	81.8%	81.4%	80.0%	77.8%	74.7%	70.8%	66.2%	60.9%	54.9%	48.5%	41.6%	34.4%	26.9%
-40%	40%	66.7%	66.3%	65.0%	63.0%	60.1%	56.6%	52.3%	47.5%	42.0%	36.1%	29.8%	23.2%	16.3%
-35%	35%	53.8%	53.5%	52.3%	50.4%	47.8%	44.5%	40.6%	36.1%	31.1%	25.6%	19.8%	13.7%	7.3%
-30%	30%	42.9%	42.5%	41.4%	39.7%	37.3%	34.2%	30.6%	26.4%	21.7%	16.7%	11.3%	5.6%	-0.3%
-25%	25%	33.3%	33.0%	32.0%	30.4%	28.1%	25.3%	21.9%	18.0%	13.6%	8.9%	3.8%	-1.5%	-7.0%
-20%	20%	25.0%	24.7%	23.8%	22.2%	20.1%	17.4%	14.2%	10.6%	6.5%	2.1%	-2.6%	-7.6%	-12.8%
-15%	15%	17.6%	17.4%	16.5%	15.0%	13.0%	10.5%	7.5%	4.1%	0.3%	-3.9%	-8.4%	-13.1%	-17.9%
-10%	10%	11.1%	10.8%	10.0%	8.6%	6.8%	4.4%	1.5%	-1.7%	-5.3%	-9.3%	-13.5%	-17.9%	-22.5%
-5%	5%	5.3%	5.0%	4.2%	2.9%	1.1%	-1.1%	-3.8%	-6.9%	-10.3%	-14.0%	-18.0%	-22.2%	-26.6%
0%	0%	0.0%	-0.2%	-1.0%	-2.2%	-3.9%	-6.1%	-8.6%	-11.5%	-14.8%	-18.3%	-22.1%	-26.1%	-30.2%
5%	-5%	-4.8%	-5.0%	-5.7%	-6.9%	-8.5%	-10.5%	-13.0%	-15.7%	-18.8%	-22.2%	-25.8%	-29.6%	-33.6%
10%	-10%	-9.1%	-9.3%	-10.0%	-11.1%	-12.7%	-14.6%	-16.9%	-19.6%	-22.5%	-25.8%	-29.2%	-32.8%	-36.6%
15%	-15%	-13.0%	-13.3%	-13.9%	-15.0%	-16.5%	-18.3%	-20.5%	-23.1%	-25.9%	-29.0%	-32.3%	-35.7%	-39.3%
20%	-20%	-16.7%	-16.9%	-17.5%	-18.5%	-19.9%	-21.7%	-23.8%	-26.3%	-29.0%	-31.9%	-35.1%	-38.4%	-41.9%
25%	-25%	-20.0%	-20.2%	-20.8%	-21.8%	-23.1%	-24.8%	-26.9%	-29.2%	-31.8%	-34.7%	-37.7%	-40.9%	-44.2%
30%	-30%	-23.1%	-23.3%	-23.8%	-24.8%	-26.1%	-27.7%	-29.7%	-31.9%	-34.5%	-37.2%	-40.1%	-43.2%	-46.3%
35%	-35%	-25.9%	-26.1%	-26.7%	-27.6%	-28.8%	-30.4%	-32.3%	-34.5%	-36.9%	-39.5%	-42.3%	-45.3%	-48.3%
40%	-40%	-28.6%	-28.7%	-29.3%	-30.2%	-31.4%	-32.9%	-34.7%	-36.8%	-39.1%	-41.7%	-44.4%	-47.2%	-50.2%
45%	-45%	-31.0%	-31.2%	-31.7%	-32.6%	-33.7%	-35.2%	-37.0%	-39.0%	-41.2%	-43.7%	-46.3%	-49.0%	-51.9%
50%	-50%	-33.3%	-33.5%	-34.0%	-34.8%	-35.9%	-37.4%	-39.1%	-41.0%	-43.2%	-45.6%	-48.1%	-50.7%	-53.5%
55%	-55%	-35.5%	-35.6%	-36.1%	-36.9%	-38.0%	-39.4%	-41.0%	-42.9%	-45.0%	-47.3%	-49.8%	-52.3%	-55.0%
60%	-60%	-37.5%	-37.7%	-38.1%	-38.9%	-40.0%	-41.3%	-42.9%	-44.7%	-46.7%	-49.0%	-51.3%	-53.8%	-56.4%

Estimated Fund Return Over One Year When the Fund Objective is to Seek Daily Investment Results, Before Fees and Expenses, that Correspond to Twice (200%) the Inverse of the Daily Performance of an Index.

One Year Index Performance	200% Inverse of One Year Index Performance

		Index Volatility
		0%	5%	10%	15%	20%	25%	30%	35%	40%	45%	50%	55%	60%
-60%	120%	525.0%	520.3%	506.5%	484.2%	454.3%	418.1%	377.1%	332.8%	286.7%	240.4%	195.2%	152.2%	112.2%
-55%	110%	393.8%	390.1%	379.2%	361.6%	338.0%	309.4%	277.0%	242.0%	205.6%	169.0%	133.3%	99.3%	67.7%
-50%	100%	300.0%	297.0%	288.2%	273.9%	254.8%	231.6%	205.4%	177.0%	147.5%	117.9%	88.9%	61.4%	35.8%
-45%	90%	230.6%	228.1%	220.8%	209.0%	193.2%	174.1%	152.4%	128.9%	104.6%	80.1%	56.2%	33.4%	12.3%
-40%	80%	177.8%	175.7%	169.6%	159.6%	146.4%	130.3%	112.0%	92.4%	71.9%	51.3%	31.2%	12.1%	-5.7%
-35%	70%	136.7%	134.9%	129.7%	121.2%	109.9%	96.2%	80.7%	63.9%	46.5%	28.9%	11.8%	-4.5%	-19.6%
-30%	60%	104.1%	102.6%	98.1%	90.8%	81.0%	69.2%	55.8%	41.3%	26.3%	11.2%	-3.6%	-17.6%	-30.7%
-25%	50%	77.8%	76.4%	72.5%	66.2%	57.7%	47.4%	35.7%	23.1%	10.0%	-3.2%	-16.0%	-28.3%	-39.6%
-20%	40%	56.3%	55.1%	51.6%	46.1%	38.6%	29.5%	19.3%	8.2%	-3.3%	-14.9%	-26.2%	-36.9%	-46.9%
-15%	30%	38.4%	37.4%	34.3%	29.4%	22.8%	14.7%	5.7%	-4.2%	-14.4%	-24.6%	-34.6%	-44.1%	-53.0%
-10%	20%	23.5%	22.5%	19.8%	15.4%	9.5%	2.3%	-5.8%	-14.5%	-23.6%	-32.8%	-41.7%	-50.2%	-58.1%
-5%	10%	10.8%	10.0%	7.5%	3.6%	-1.7%	-8.1%	-15.4%	-23.3%	-31.4%	-39.6%	-47.7%	-55.3%	-62.4%
0%	0%	0.0%	-0.7%	-3.0%	-6.5%	-11.3%	-17.1%	-23.7%	-30.8%	-38.1%	-45.5%	-52.8%	-59.6%	-66.0%
5%	-10%	-9.3%	-10.0%	-12.0%	-15.2%	-19.6%	-24.8%	-30.8%	-37.2%	-43.9%	-50.6%	-57.2%	-63.4%	-69.2%
10%	-20%	-17.4%	-18.0%	-19.8%	-22.7%	-26.7%	-31.5%	-36.9%	-42.8%	-48.9%	-55.0%	-61.0%	-66.7%	-71.9%
15%	-30%	-24.4%	-25.0%	-26.6%	-29.3%	-32.9%	-37.3%	-42.3%	-47.6%	-53.2%	-58.8%	-64.3%	-69.5%	-74.3%
20%	-40%	-30.6%	-31.1%	-32.6%	-35.1%	-38.4%	-42.4%	-47.0%	-51.9%	-57.0%	-62.2%	-67.2%	-72.0%	-76.4%
25%	-50%	-36.0%	-36.5%	-37.9%	-40.2%	-43.2%	-46.9%	-51.1%	-55.7%	-60.4%	-65.1%	-69.8%	-74.2%	-78.3%
30%	-60%	-40.8%	-41.3%	-42.6%	-44.7%	-47.5%	-50.9%	-54.8%	-59.0%	-63.4%	-67.8%	-72.0%	-76.1%	-79.9%
35%	-70%	-45.1%	-45.5%	-46.8%	-48.7%	-51.3%	-54.5%	-58.1%	-62.0%	-66.0%	-70.1%	-74.1%	-77.9%	-81.4%
40%	-80%	-49.0%	-49.4%	-50.5%	-52.3%	-54.7%	-57.7%	-61.1%	-64.7%	-68.4%	-72.2%	-75.9%	-79.4%	-82.7%
45%	-90%	-52.4%	-52.8%	-53.8%	-55.5%	-57.8%	-60.6%	-63.7%	-67.1%	-70.6%	-74.1%	-77.5%	-80.8%	-83.8%
50%	-100%	-55.6%	-55.9%	-56.9%	-58.5%	-60.6%	-63.2%	-66.1%	-69.2%	-72.5%	-75.8%	-79.0%	-82.1%	-84.9%
55%	-110%	-58.4%	-58.7%	-59.6%	-61.1%	-63.1%	-65.5%	-68.2%	-71.2%	-74.2%	-77.3%	-80.3%	-83.2%	-85.9%
60%	-120%	-60.9%	-61.2%	-62.1%	-63.5%	-65.4%	-67.6%	-70.2%	-73.0%	-75.8%	-78.7%	-81.5%	-84.2%	-86.7%

The foregoing tables are intended to isolate the effect of index volatility and index performance on the return of a leveraged fund. The ProFund’s actual returns may be significantly greater or less than the returns shown above as a result of any of the factors discussed above or under “Correlation Risk” in the prospectus.

35

INVESTMENT POLICIES AND STRATEGIES – Transamerica BlackRock Global Allocation VP

Transamerica BlackRock Global Allocation VP invests its assets in an underlying mutual fund, the BlackRock Global Allocation V.I. Fund of BlackRock Variable Series Funds, Inc. (the “BlackRock Fund”). The portfolio does not buy investment securities directly. The BlackRock Fund, on the other hand, invests directly in a portfolio of securities.

The investment policies and restrictions of the BlackRock Fund are described in the statement of additional information for the BlackRock Fund, which is delivered together with this SAI. The descriptions of the BlackRock Fund’s investment policies and strategies contained in this SAI are based on the BlackRock Fund statement of additional information. The portfolio assumes no responsibility for the accuracy or completeness of the BlackRock Fund statement of additional information.

The portfolio may withdraw its investment from the BlackRock Fund at any time, if the Board of Trustees of the Fund determines that it is in the best interest of the portfolio’s investors to do so. Investment of the portfolio’s assets in the BlackRock Fund is not a fundamental policy of the portfolio and an investor vote is not required for the portfolio to withdraw its investment from the BlackRock Fund.

Investments in the Subsidiary

The BlackRock Fund may invest up to 25% of its total assets in the shares of its wholly-owned and controlled Subsidiary. Investments in the Subsidiary are expected to provide the BlackRock Fund with exposure to the commodity markets within the limitations of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and recent Internal Revenue Service (the “IRS”) revenue rulings, as discussed below. The Subsidiary is advised by BlackRock. The Subsidiary (unlike the BlackRock Fund) may invest without limitation in commodity-related instruments. However, the Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the BlackRock Fund, including the timing and method of the valuation of the Subsidiary’s portfolio investments and shares of the Subsidiary. The Subsidiary is managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the BlackRock Fund. The Subsidiary is a company organized under the laws of the Cayman Islands, and is overseen by its own board of directors, which is comprised of Richard S. Davis and Jean Margo Reid, each Directors of the BlackRock Fund. The BlackRock Fund is the sole shareholder of the Subsidiary, and shares of the Subsidiary will not be sold or offered to other investors.

The Subsidiary invests primarily in commodity-related instruments. Although the BlackRock Fund may enter into these commodity-related instruments directly, the BlackRock Fund will likely gain exposure to these commodity-related instruments indirectly by investing in the Subsidiary. To the extent that BlackRock believes that these commodity-related instruments provide suitable exposure to the commodities market, the BlackRock Fund’s investment in the Subsidiary will likely increase.

BlackRock manages the assets of the Subsidiary, but receives no additional compensation for doing so. BlackRock also provides certain administrative services for the Subsidiary, but receives no additional compensation for doing so. The Subsidiary will also enter into separate contracts for the provision of custody, transfer agency, and accounting agent services with the same or with affiliates of the same service providers that provide those services to the BlackRock Fund.

The financial statements of the Subsidiary will be included in the Fund’s Annual and Semi-Annual Report (which will include the Subsidiary’s full audited financial statements), provided to BlackRock Fund shareholders. The BlackRock Fund’s Annual and Semi-Annual Reports are distributed to BlackRock Fund shareholders.

The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in the BlackRock Fund’s prospectus or Statement of Additional Information, is not subject to all the investor protections of the 1940 Act. However, the BlackRock Fund wholly owns and controls the Subsidiary, and the BlackRock Fund and the Subsidiary are both managed by BlackRock, making it unlikely that the Subsidiary will take action contrary to the interests of the BlackRock Fund and its shareholders. The BlackRock Fund’s Board of Directors has oversight responsibility for the investment activities of the BlackRock Fund, including its investment in the Subsidiary, and the BlackRock Fund’s role as sole shareholder of the Subsidiary. As noted above, the Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the BlackRock Fund. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the BlackRock Fund and/or the Subsidiary to operate as described in the BlackRock Fund’s prospectus and this Statement of Additional Information and could adversely affect the BlackRock Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, BlackRock Fund shareholders would likely suffer decreased investment returns.

The BlackRock Fund, as a regulated investment company (“RIC”) under the tax rules, is required to realize at least 90 percent of its annual gross income from investment-related sources, specifically from dividends, interest, proceeds from securities lending, gains from the sales of stocks, securities and foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, or certain types of publicly traded

36

partnerships (referred to as qualifying income). Direct investments by a RIC in commodity-related instruments generally do not, under published IRS rulings, produce qualifying income. However, in a series of private letter rulings, the IRS has indicated that income derived by a RIC from a wholly-owned subsidiary invested in commodity and financial futures and option contracts, forward contracts, swaps on commodities or commodities indexes, commodity-linked notes and fixed income securities serving as collateral for the contracts would constitute qualifying income. The BlackRock Fund has requested a private letter ruling from the IRS confirming that income derived from the BlackRock Fund’s investment in the Subsidiary will constitute qualifying income to the BlackRock Fund.

The Subsidiary will not be subject to U.S. federal income tax. It will, however, be considered a controlled foreign corporation, and the BlackRock Fund will be required to include as income annually amounts earned by the Subsidiary during that year. Furthermore, the BlackRock Fund will be subject to the distribution requirement on such Subsidiary income, whether or not the Subsidiary makes a distribution to the Fund during the taxable year.

37

MANAGEMENT OF THE TRUST

BOARD MEMBERS AND OFFICERS

The Board Members and executive officers of the Trust are listed below. The Board governs each fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of each fund and the operation of the Trust by its officers. The Board also reviews the management of each fund’s assets by the investment adviser and its respective sub-adviser. The funds are among the funds advised and sponsored by TAM (collectively, “Transamerica Asset Management Group”). Transamerica Asset Management Group (“TAMG”) consists of Transamerica Funds, Transamerica Series Trust (“TST”), Transamerica Income Shares, Inc. (“TIS”), Transamerica Partners Funds Group (“TPFG”), Transamerica Partners Funds Group II (“TPFG II”), Transamerica Partners Portfolios (“TPP”), and Transamerica Asset Allocation Variable Funds (“TAAVF”) and consists of 150 funds as of the date of this SAI.

The mailing address of each Board Member is c/o Secretary, 570 Carillon Parkway, St. Petersburg, Florida 33716. The Board Members, their ages, their positions with the Trust, and their principal occupations for the past five years (their titles may have varied during that period), the number of funds in TAMG the Board oversees, and other board memberships they hold are set forth in the table below.

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Funds in Complex Overseen by Board Member	Other Directorships

INTERESTED BOARD MEMBER**

John K. Carter (1961)	Chairman, Board Member, President, and Chief Executive Officer	Since 1999

Chairman and Board Member (2008 – present), President (2007 – present), Chief Executive Officer (2006 – present), Vice President, Secretary and Chief Compliance Officer (2003 – 2006), Transamerica Investors, Inc. (“TII”);

Chairman, Board Member, President and Chief Executive Officer, TPP, TPFG, TPFG II and TAAVF (2007 – present);

Chairman (2007 – present), Board Member (2006 – present), President and Chief Executive Officer (2006 – present), Senior Vice President (1999 – 2006), Chief Compliance Officer, General Counsel and Secretary (1999 – 2006), Transamerica Funds and TST;

Chairman (2007 – present), Board Member (2006 – present), President and Chief Executive Officer (2006 – present), Senior Vice President (2002 – 2006), General Counsel, Secretary and Chief Compliance Officer (2002 – 2006), TIS;

				150	N/A

38

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Funds in Complex Overseen by Board Member	Other Directorships

Chairman, President and Chief Executive Officer (2006 – present), Director (2002 – present), Senior Vice President (1999 – 2006), General Counsel and Secretary (2000 – 2006), Chief Compliance Officer (2004 – 2006), TAM;

Chairman, President and Chief Executive Officer (2006 – present), Senior Vice President (1999 – 2006), Director (2002 – present), General Counsel and Secretary (2001 – 2006), Transamerica Fund Services, Inc. (“TFS”);

Vice President, AFSG Securities Corporation (2001 –present);

Senior Vice President, General Counsel and Secretary, Transamerica Index Funds, Inc. (“TIF”) (2002 – 2004); and

Director, (2008 – present), Vice President, Transamerica Investment Services, Inc. (“TISI”) (2003 – 2005) and Transamerica Investment Management, LLC (“TIM”) (2001 – 2005).

INDEPENDENT BOARD MEMBERS***

Sandra N. Bane (1952)	Board Member	Since 2008	Retired (1999 – present); Partner, KPMG (1975 – 1999); Board Member, TII (2003 – present); and Board Member, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2008 – present).	150	Big 5 Sporting Goods (2002 – present); AGL Resources, Inc. (energy services holding company) (2008 – present)

Leo J. Hill (1956)	Lead Independent Board Member	Since 2001	Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present); Board Member, TST (2001 – present);	150	N/A

39

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Funds in Complex Overseen by Board Member	Other Directorships

Board Member, Transamerica Funds and TIS (2002 – present);

Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present);

Board Member, TII (2008 – present);

President, L. J. Hill & Company (a holding company for privately-held assets) (1999 – present);

Market President, Nations Bank of Sun Coast Florida (1998 – 1999);

Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 – 1998);

Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 – 1994); and

Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 – 1991).

David W. Jennings (1946)	Board Member	Since 2009	Board Member, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2009 – present); Board Member, TII (2009 – present); Principal, Maxam Capital Management, LLC (2006 – 2008); and Principal, Cobble Creek Management LP (2004 – 2006).	150	N/A
Russell A. Kimball, Jr. (1944)	Board Member	Since 1986	General Manager, Sheraton Sand Key Resort (1975 – present); Board Member, TST (1986 – present);	150	N/A

40

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Funds in Complex Overseen by Board Member	Other Directorships

Board Member, Transamerica Funds, (1986 – 1990), (2002 – present);

Board Member, TIS (2002 – present);

Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); and

Board Member, TII (2008 – present).

Eugene M. Mannella (1954)	Board Member	Since 2007	Chief Executive Officer, HedgeServ Corporation (hedge fund administration) (2008 – present); Self-employed consultant (2006 – present); President, ARAPAHO Partners LLC (limited purpose broker-dealer) (1998 – 2008); Board Member, TPP, TPFG, TPFG II and TAAVF (1993 – present); Board Member, Transamerica Funds, TST and TIS (2007 – present); Board Member, TII (2008 – present); and President, International Fund Services (alternative asset administration) (1993 – 2005).	150	N/A

Norman R. Nielsen, Ph.D. (1939)	Board Member	Since 2006	Retired (2005 – present); Board Member, Transamerica Funds, TST and TIS (2006 – present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); Board Member, TII (2008 – present); Director, Iowa Student Loan Service Corporation (2006 – present);	150	Buena Vista University Board of Trustees (2004 - present)

41

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Funds in Complex Overseen by Board Member	Other Directorships

Director, League for Innovation in the Community Colleges (1985 – 2005);

Director, Iowa Health Systems (1994 – 2003);

Director, U.S. Bank (1985 – 2006); and

President, Kirkwood Community College (1985 – 2005).

Joyce G. Norden (1939)	Board Member	Since 2007	Retired (2004 – present); Board Member, TPFG, TPFG II and TAAVF (1993 – present); Board Member, TPP (2002 – present); Board Member, Transamerica Funds, TST and TIS (2007 – present); Board Member, TII (2008 – present); and Vice President, Institutional Advancement, Reconstructionist Rabbinical College (1996 – 2004).	150	Board of Governors, Reconstructionist Rabbinical College (2007 - present)

Patricia L. Sawyer (1950)	Board Member	Since 2007	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, Transamerica Funds, TST and TIS (2007 – present); Board Member, TII (2008 – present); Board Member, TPP, TPFG, TPFG II and TAAVF (1993 – present);	150	Honorary Trustee, Bryant University (1996 – present)

42

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Funds in Complex Overseen by Board Member	Other Directorships

Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University;

Vice President, American Express (1987 – 1989);

Vice President, The Equitable (1986 – 1987); and

Strategy Consultant, Booz, Allen & Hamilton (1982 – 1986).

John W. Waechter (1952)	Board Member	Since 2004	Attorney, Englander & Fischer, P.A. (2008 – present); Retired (2004 – 2008); Board Member, TST and TIS (2004 – present); Board Member, Transamerica Funds (2005 – present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); Board Member, TII (2008 – present); Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004); and Treasurer, The Hough Group of Funds (1993 – 2004).	150	Operation PAR, Inc. (2008 – present); West Central Florida Council – Boy Scouts of America (2008 – present)

*

Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

**	May be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his employment with TAM or an affiliate of TAM.

***	Independent Board Member means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust.

43

OFFICERS

The mailing address of each officer is c/o Secretary, 570 Carillon Parkway, St. Petersburg, Florida 33716. The following table shows information about the officers, including their ages, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past 5 Years

John K. Carter (1961)	Chairman, Board Member, President, and Chief Executive Officer	Since 1999	See the table above.

Dennis P. Gallagher (1970)	Vice President, General Counsel and Secretary	Since 2006

Vice President, General Counsel and Secretary, Transamerica Funds, TST and TIS (2006 – present);

Vice President, General Counsel and Secretary, TII, (2006 – present);

Vice President, General Counsel and Secretary, TPP, TPFG, TPFG II and TAAVF (2007 – present);

Director, Senior Vice President, General Counsel, Operations, and Secretary, TAM and TFS (2006 – present);

Assistant Vice President, TCI (2007 – present); and

Director, Deutsche Asset Management (1998 – 2006).

Robert A. DeVault, Jr. (1965)	Vice President, Treasurer and Principal Financial Officer	Since 2009

Vice President, Treasurer and Principal Financial Officer, (March 2010 – present), Assistant Treasurer, (2009 – 2010), Transamerica Funds, TST, TII, TIS, TPP, TPFG, TPFG II and TAAVF;

Vice President (March 2010 – present), Assistant Vice President (2007 – 2010) and Manager, Fund Administration, (2002 – 2007), TFS; and

Vice President (March 2010 – present), TAM.

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Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past 5 Years

Christopher A. Staples (1970)	Vice President and Chief Investment Officer	Since 2005

Vice President and Chief Investment Officer (2007 – present); Vice President - Investment Administration (2005 – 2007), TII;

Vice President and Chief Investment Officer (2007 – present), Senior Vice President - Investment Management (2006 – 2007), Vice President - Investment Management (2005 – 2006), Transamerica Funds, TST and TIS;

Vice President and Chief Investment Officer, TPP, TPFG, TPFG II and TAAVF (2007 – present);

Director (2005 – present), Senior Vice President – Investment Management (2006 – present) and Chief Investment Officer (2007 – present), TAM;

Director, TFS (2005 – present); and

Assistant Vice President, Raymond James & Associates (1999 – 2004).

Robert S. Lamont, Jr. (1973)	Vice President, Chief Compliance Officer and Conflicts of Interest Officer	Since 2010

Vice President, Chief Compliance Officer and Conflicts of Interest Officer, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (February 2010 – present);

Vice President and Senior Counsel, TAM and TFS (2007 – present);

Senior Counsel, United States Securities and Exchange Commission (2004 – 2007); and

Associate, Dechert, LLP (1999 – 2004).

Sarah L. Bertrand (1967)	Assistant Secretary	Since 2009

Assistant Secretary, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2009 – present);

Assistant Secretary, TII (2009 – present);

Assistant Vice President and Director, Legal Administration, TAM and TFS (2007 – present);

45

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past 5 Years

Assistant Secretary and Chief Compliance Officer, 40|86 Series Trust and 40|86 Strategic Income Fund (2000 - 2007); and

Second Vice President and Assistant Secretary, Legal and Compliance, 40|86 Capital Management, Inc. (1994 – 2007).

Timothy J. Bresnahan (1968)	Assistant Secretary	Since 2009

Assistant Secretary, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2009 – present);

Assistant Secretary, TII (2009 – present);

Counsel, TAM (2008 – present);

Counsel (contract), Massachusetts Financial Services, Inc. (2007);

Assistant Counsel, BISYS Fund Services Ohio, Inc. (2005 – 2007); and

Associate, Greenberg Traurig, P.A. (2004 – 2005).

Margaret A. Cullem-Fiore (1957)	Assistant Secretary	Since 2010

Assistant Secretary, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (April 2010 – present);

Assistant Vice President, TCI (2009 – present);

Vice President and Senior Counsel, TAM and TFS (2006 – present);

Vice President and Senior Counsel, Transamerica Financial Advisors, Inc. (2004 – 2007); and

Vice President and Senior Counsel, Western Reserve Life Assurance Co. of Ohio (2006).

Richard E. Shield, Jr. (1974)	Tax Officer	Since 2008	Tax Officer, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2008 – present); Tax Officer, TII (2008 – present);

46

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past 5 Years

Tax Manager, Jeffrey P. McClanathan, CPA (2006 – 2007) and Gregory, Sharer & Stuart (2005 – 2006);

Tax Senior, Kirkland, Russ, Murphy & Tapp, P.A. (2003 – 2005); and

Certified Public Accountant, Schultz, Chaipel & Co., LLP (1998 – 2003).

Elizabeth Strouse (1974)	Assistant Treasurer	Since 2010

Assistant Treasurer, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (April 2010 – present);

Director, Fund Financial Services (2009 - present), TFS;

Director, Fund Administration, TIAA-CREF (2007 – 2009); and

Manager (2006 – 2007) and Senior (2003 – 2006) Accounting and Assurance, PricewaterhouseCoopers, LLC.

*	Elected and serves at the pleasure of the Board of the Trust.

If an officer has held offices for different funds for different periods of time, the earliest applicable date is shown. No officer of the Trust, except for the Chief Compliance Officer, receives any compensation from the Trust.

Each of the Board Members, other than Mr. Jennings, previously served as a trustee or director of the TAM, Diversified or Premier fund family, and each Board Member was thus initially selected by the board of the applicable predecessor fund family. In connection with the consolidation of all “manager of managers” investment advisory services within Transamerica in 2007, a single board was established to oversee the TAM and Diversified fund families, and each of the Board Members, other than Ms. Bane and Mr. Jennings, joined the Board at that time. The Board was established with a view both to ensuring continuity of representation by board members of the TAM and Diversified fund families on the Board and in order to establish a Board with experience in and focused on overseeing various types of funds, which experience would be further developed and enhanced over time. Ms. Bane joined the Board in 2008 when the Premier fund family was consolidated into TAMG. Mr. Jennings joined the Board in 2009.

The Board believes that each Board Member’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Board Members lead to the conclusion that the Board possesses the requisite skills and attributes. The Board believes that the Board Members’ ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with TAM, the sub-advisers, other services providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion. The Board also has considered the following experience, qualifications, attributes and/or skills, among others, of its members in reaching its conclusion: his or her character and integrity; such person’s service as a board member of a predecessor fund family (other than Mr. Jennings); such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Board Member; the fact that such person’s service would be consistent with the requirements of the retirement policies of the Trust; as to each Board Member other than Mr. Carter, his or her status as not being an “interested person” as defined in the 1940 Act; and, as to Mr. Carter, his status as a representative of TAM. In addition, the following specific experience, qualifications, attributes and/or skills apply as

47

to each Board Member: Ms. Bane, accounting experience and experience as a board member of multiple organizations; Mr. Hill, financial and entrepreneurial experience as an executive, owner and consultant; Mr. Jennings, investment management experience as an executive of investment management organizations and portfolio manager; Mr. Kimball, business experience as an executive; Mr. Mannella, accounting and fund administration experience, investment management industry experience as an executive and consultant; Mr. Nielsen, academic leadership, insurance, business development and board experience; Ms. Norden,non-profit executive experience and extensive board and academic leadership; Ms. Sawyer, management consulting and board experience; Mr. Waechter, securities industry and fund accounting and fund compliance experience, legal experience and board experience; and Mr. Carter, investment management experience as an executive and leadership roles with TAM and affiliated entities. References to the qualifications, attributes and skills of Board Members are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out of the Board or any Board Member as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

The Board is responsible for overseeing the management and operations of the funds. Mr. Carter serves as Chairman of the Board. Mr. Carter is an interested person of the funds. Independent Board Members constitute more than 75% of the Board.

The Board has two standing committees: the Audit Committee and Nominating Committee. Both the Audit Committee and Nominating Committee are chaired by an Independent Board Member and composed of all of the Independent Board Members. In addition, the Board has a Lead Independent Board Member.

The Lead Independent Board Member and the chairs of the Audit and Nominating Committees work with the Chairman of the Board to set the agendas for Board and committee meetings. The Lead Independent Board Member also serves as a key point person for dealings between management and the Independent Board Members. Through the funds’ board committees the Independent Board Members consider and address important matters involving the funds, including those presenting conflicts or potential conflicts of interest for management and they believe they can act independently and effectively.

The Board currently believes that an interested Chairman is appropriate and is in the best interests of the funds and their shareholders, and that its committees help ensure that the funds have effective and independent governance and oversight. The Board believes that an interested Chairman has a professional interest in the quality of the services provided to the funds and that the Chairman is best equipped to provide oversight of such services on a day-to-day basis because of TAM’s sponsorship of the funds and TAM’s ongoing monitoring of the investment sub-advisers that manage the assets of each fund. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Board Members from management. The Independent Board Members also believe that they can effectively act independently without having an Independent Board Member act as Chairman. Among other reasons, this belief is based on the fact that the Independent Board members represent over 75% of the Board.

The Audit Committee, among other things, oversees the accounting and reporting policies and practices of the Trust, oversees the quality and integrity of the financial statements of the Trust, approves, prior to appointment, the engagement of the Trust’s independent registered public accounting firm, reviews and evaluates the independent registered public accounting firm’s qualifications, independence and performance, and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to each fund by the independent registered public accounting firm and all permissible non-audit services provided by each fund’s independent registered public accounting firm to TAM and any affiliated service providers if the engagement relates directly to each fund’s operations and financial reporting.

The Nominating Committee is a forum for identifying, considering, selecting and nominating, or recommending for nomination by the Board, candidates to fill vacancies on the Board.

When addressing vacancies, the Nominating Committee sets any necessary standards or qualifications for service on the Board and may consider nominees recommended by any source it deems appropriate, including Management and shareholders. Shareholders who wish to recommend a nominee should send recommendations to the Trust’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Board Members. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders.

The Nominating Committee also identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. The committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. The committee does not have specific, minimum

48

qualifications for nominees, nor has it established specific qualities or skills that it regards as necessary for one or more of the Board Members to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). The committee has, however, established (and reviews from time to time as it deems appropriate) certain desired qualities and qualifications for nominees, including certain personal attributes and certain skills and experience.

Through its oversight of the management and operations of the funds, the Board also has a risk oversight function, which includes (without limitation) the following: (i) requesting and reviewing reports on the operations of the funds (such as reports about the performance of the funds); (ii) reviewing compliance reports and approving compliance policies and procedures of the funds and their service providers; (iii) meeting with management to consider areas of risk and to seek assurances that adequate resources are available to address risks; (iv) meeting with service providers, including fund auditors, to review fund activities; and (v) meeting with the Chief Compliance Officer and other officers of the funds and their service providers to receive information about compliance, and risk assessment and management matters. Such oversight is exercised primarily through the Board and its Audit Committee but, on an ad hoc basis, also can be exercised by the Independent Board Members during executive sessions. The Board has emphasized to TAM and the sub-advisers the importance of maintaining vigorous risk management.

The Board recognizes that not all risks that may affect the funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the funds’ goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Board Members as to risk management matters are typically summaries of the relevant information. Most of the funds’ investment management and business affairs are carried out by or through TAM, its affiliates, the sub-advisers and other service providers each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the funds’ and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

In addition, it is important to note that each fund is designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.

Additional Information about the Committees of the Board

Both the Audit Committee and Nominating Committee are composed of all of the Independent Board Members. For the fiscal year ended December 31, 2009, the Audit Committee met five times and the Nominating Committee met one time.

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Trustee Ownership of Equity Securities

The table below gives the dollar range of shares of the Trust, as well as the aggregate dollar range of shares of all funds/portfolios in the Transamerica Asset Management Group owned by each Trustee as of December 31, 2009.

Name of Trustee	Dollar Range of Equity Securities in Transamerica AEGON High Yield Bond VP(1)	Dollar Range of Equity Securities in Transamerica Asset Allocation - Conservative VP	Dollar Range of Equity Securities in Transamerica Asset Allocation - Growth VP

John K. Carter*	None	None	None
Sandra N. Bane	None	None	None
Leo J. Hill	None	None	None
David W. Jennings	None	None	None
Neal M. Jewell**	None	None	None
Russell A. Kimball, Jr.	None	None	None
Eugene M. Mannella	None	None	None
Norman R. Nielsen	None	None	None
Joyce G. Norden	None	None	None
Patricia L. Sawyer	None	None	None
John W. Waechter	None	None	None

Name of Trustee	Dollar Range of Equity Securities in Transamerica Asset Allocation – Moderate VP	Dollar Range of Equity Securities in Transamerica Asset Allocation – Moderate Growth VP	Dollar Range of Equity Securities in Transamerica Balanced VP

John K. Carter*	None	None	None
Sandra N. Bane	None	None	None
Leo J. Hill	None	None	None
David W. Jennings	None	None	None
Neal M. Jewell**	None	None	None
Russell A. Kimball, Jr.	None	None	None
Eugene M. Mannella	None	None	None
Norman R. Nielsen	None	None	None
Joyce G. Norden	None	None	None
Patricia L. Sawyer	None	None	None
John W. Waechter	None	None	None

Name of Trustee	Dollar Range of Equity Securities in Transamerica BlackRock Global Allocation VP	Dollar Range of Equity Securities in Transamerica BlackRock Large Cap Value VP	Dollar Range of Equity Securities in Transamerica BlackRock Tactical Allocation VP

John K. Carter*	None	None	None
Sandra N. Bane	None	None	None
Leo J. Hill	None	None	None
David W. Jennings	None	None	None
Neal M. Jewell**	None	None	None
Russell A. Kimball, Jr.	None	None	None
Eugene M. Mannella	None	None	None
Norman R. Nielsen	None	None	None
Joyce G. Norden	None	None	None
Patricia L. Sawyer	None	None	None
John W. Waechter	None	None	None

Name of Trustee	Dollar Range of Equity Securities in Transamerica Clarion Global Real Estate Securities VP	Dollar Range of Equity Securities in Transamerica Convertible Securities VP	Dollar Range of Equity Securities in Transamerica Diversified Equity VP(2)

John K. Carter*	None	None	None
Sandra N. Bane	None	None	None
Leo J. Hill	None	None	None
David W. Jennings	None	None	None
Neal M. Jewell**	None	None	None
Russell A. Kimball, Jr.	None	None	None
Eugene M. Mannella	None	None	None
Norman R. Nielsen	None	None	None
Joyce G. Norden	None	None	None
Patricia L. Sawyer	None	None	None
John W. Waechter	None	None	None

50

Name of Trustee	Dollar Range of Equity Securities in Transamerica Efficient Markets VP	Dollar Range of Equity Securities in Transamerica Federated Market Opportunity VP	Dollar Range of Equity Securities in Transamerica Focus VP(3)

John K. Carter*	None	None	None
Sandra N. Bane	None	None	None
Leo J. Hill	None	None	None
David W. Jennings	None	None	None
Neal M. Jewell**	None	None	None
Russell A. Kimball, Jr.	None	None	None
Eugene M. Mannella	None	None	None
Norman R. Nielsen	None	None	None
Joyce G. Norden	None	None	None
Patricia L. Sawyer	None	None	None
John W. Waechter	None	None	None

Name of Trustee	Dollar Range of Equity Securities in Transamerica Foxhall Emerging Markets/Pacific Rim VP	Dollar Range of Equity Securities in Transamerica Foxhall Global Conservative VP	Dollar Range of Equity Securities in Transamerica Foxhall Global Growth VP

John K. Carter*	None	None	None
Sandra N. Bane	None	None	None
Leo J. Hill	None	None	None
David W. Jennings	None	None	None
Neal M. Jewell**	None	None	None
Russell A. Kimball, Jr.	None	None	None
Eugene M. Mannella	None	None	None
Norman R. Nielsen	None	None	None
Joyce G. Norden	None	None	None
Patricia L. Sawyer	None	None	None
John W. Waechter	None	None	None

Name of Trustee	Dollar Range of Equity Securities in Transamerica Foxhall Global Hard Asset VP	Dollar Range of Equity Securities in Transamerica Growth Opportunities VP	Dollar Range of Equity Securities in Transamerica Hanlon Balanced VP

John K. Carter*	None	None	None
Sandra N. Bane	None	None	None
Leo J. Hill	None	None	None
David W. Jennings	None	None	None
Neal M. Jewell**	None	None	None
Russell A. Kimball, Jr.	None	None	None
Eugene M. Mannella	None	None	None
Norman R. Nielsen	None	None	None
Joyce G. Norden	None	None	None
Patricia L. Sawyer	None	None	None
John W. Waechter	None	None	None

Name of Trustee	Dollar Range of Equity Securities in Transamerica Hanlon Growth VP	Dollar Range of Equity Securities in Transamerica Hanlon Growth and Income VP	Dollar Range of Equity Securities in Transamerica Hanlon Managed Income VP

John K. Carter*	None	None	None
Sandra N. Bane	None	None	None
Leo J. Hill	None	None	None
David W. Jennings	None	None	None
Neal M. Jewell**	None	None	None
Russell A. Kimball, Jr.	None	None	None
Eugene M. Mannella	None	None	None
Norman R. Nielsen	None	None	None
Joyce G. Norden	None	None	None
Patricia L. Sawyer	None	None	None
John W. Waechter	None	None	None

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Name of Trustee	Dollar Range of Equity Securities in Transamerica Index 35 VP	Dollar Range of Equity Securities in Transamerica Index 50 VP	Dollar Range of Equity Securities in Transamerica Index 75 VP

John K. Carter*	None	None	None
Sandra N. Bane	None	None	None
Leo J. Hill	None	None	None
David W. Jennings	None	None	None
Neal M. Jewell**	None	None	None
Russell A. Kimball, Jr.	None	None	None
Eugene M. Mannella	None	None	None
Norman R. Nielsen	None	None	None
Joyce G. Norden	None	None	None
Patricia L. Sawyer	None	None	None
John W. Waechter	None	None	None

Name of Trustee	Dollar Range of Equity Securities in Transamerica Index 100 VP	Dollar Range of Equity Securities in Transamerica International Moderate Growth VP	Dollar Range of Equity Securities in Transamerica Jennison Growth VP

John K. Carter*	None	None	None
Sandra N. Bane	None	None	None
Leo J. Hill	None	None	None
David W. Jennings	None	None	None
Neal M. Jewell**	None	None	None
Russell A. Kimball, Jr.	None	None	None
Eugene M. Mannella	None	None	None
Norman R. Nielsen	None	None	None
Joyce G. Norden	None	None	None
Patricia L. Sawyer	None	None	None
John W. Waechter	None	None	None

Name of Trustee	Dollar Range of Equity Securities in Transamerica JPMorgan Core Bond VP	Dollar Range of Equity Securities Transamerica JPMorgan Enhanced Index VP	Dollar Range of Equity Securities in Transamerica JPMorgan Mid Cap Value VP

John K. Carter*	None	None	None
Sandra N. Bane	None	None	None
Leo J. Hill	None	None	None
David W. Jennings	None	None	None
Neal M. Jewell**	None	None	None
Russell A. Kimball, Jr.	None	None	None
Eugene M. Mannella	None	None	None
Norman R. Nielsen	None	None	None
Joyce G. Norden	None	None	None
Patricia L. Sawyer	None	None	None
John W. Waechter	None	None	None

Name of Trustee	Dollar Range of Equity Securities in Transamerica MFS International Equity VP	Dollar Range of Equity Securities in Transamerica Money Market VP	Dollar Range of Equity Securities in Transamerica Morgan Stanley Active International Allocation VP(4)

John K. Carter*	None	None	None
Sandra N. Bane	None	None	None
Leo J. Hill	None	None	None
David W. Jennings	None	None	None
Neal M. Jewell**	None	None	None
Russell A. Kimball, Jr.	None	None	None
Eugene M. Mannella	None	None	None
Norman R. Nielsen	None	None	None
Joyce G. Norden	None	None	None
Patricia L. Sawyer	None	None	None
John W. Waechter	None	None	None

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Name of Trustee	Dollar Range of Equity Securities in Transamerica Morgan Stanley Mid-Cap Growth VP(5)	Dollar Range of Equity Securities in Transamerica Multi Managed Large Cap Core VP(6)	Dollar Range of Equity Securities in Transamerica PIMCO Total Return VP

John K. Carter*	None	None	None
Sandra N. Bane	None	None	None
Leo J. Hill	None	None	None
David W. Jennings	None	None	None
Neal M. Jewell**	None	None	None
Russell A. Kimball, Jr.	None	None	None
Eugene M. Mannella	None	None	None
Norman R. Nielsen	None	None	None
Joyce G. Norden	None	None	None
Patricia L. Sawyer	None	None	None
John W. Waechter	None	None	None

Name of Trustee	Dollar Range of Equity Securities in Transamerica ProFund UltraBear VP	Dollar Range of Equity Securities in Transamerica Small/Mid Cap Value VP	Dollar Range of Equity Securities in Transamerica T. Rowe Price Small Cap VP

John K. Carter*	None	None	None
Sandra N. Bane	None	None	None
Leo J. Hill	None	None	None
David W. Jennings	None	None	None
Neal M. Jewell**	None	None	None
Russell A. Kimball, Jr.	None	None	None
Eugene M. Mannella	None	None	None
Norman R. Nielsen	None	None	None
Joyce G. Norden	None	None	None
Patricia L. Sawyer	None	None	None
John W. Waechter	None	None	None

Name of Trustee	Dollar Range of Equity Securities Transamerica Third Avenue VP	Dollar Range of Equity Securities in Transamerica U.S. Government Securities VP	Dollar Range of Equity Securities in Transamerica WMC Diversified Growth VP(7)

John K. Carter*	None	None	None
Sandra N. Bane	None	None	None
Leo J. Hill	None	None	None
David W. Jennings	None	None	None
Neal M. Jewell**	None	None	None
Russell A. Kimball, Jr.	None	None	None
Eugene M. Mannella	None	None	None
Norman R. Nielsen	None	None	None
Joyce G. Norden	None	None	None
Patricia L. Sawyer	None	None	None
John W. Waechter	None	None	None

Name of Trustee	Dollar Range of Equity Securities in Transamerica WMC Diversified Growth II VP(8)	Aggregate Dollar Range of Equity Securities in Transamerica Asset Management Group

John K. Carter*	None	Over $100,000
Sandra N. Bane	None	None
Leo J. Hill	None	Over $100,000
David W. Jennings	None	Over $100,000
Neal M. Jewell**	None	Over $100,000
Russell A. Kimball, Jr.	None	Over $100,000
Eugene M. Mannella	None	None
Norman R. Nielsen	None	Over $100,000
Joyce G. Norden	None	None
Patricia L. Sawyer	None	$10,001-$50,000
John W. Waechter	None	Over $100,000

*	“Interested person” under the 1940 Act by virtue of his position with TAM and its affiliates.

**	Neal M. Jewell retired as a Board Member of the Trust effective January 1, 2010.

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(1)	Transamerica MFS High Yield VP was renamed Transamerica AEGON High Yield Bond VP on November 20, 2009.

(2)	Transamerica Templeton Global VP was renamed Transamerica Diversified Equity VP on April 30, 2010.

(3)	Transamerica Legg Mason Partners All Cap VP was renamed Transamerica Focus VP on November 20, 2009.

(4)	Transamerica Van Kampen Active International Allocation VP was renamed Transamerica Morgan Stanley Active International Allocation VP on May 1, 2010.

(5)	Transamerica Van Kampen Mid-Cap Growth VP was renamed Transamerica Morgan Stanley Mid-Cap Growth VP on May 1, 2010.

(6)	Transamerica Van Kampen Large Cap Core VP was renamed Transamerica Multi Managed Large Cap Core VP on May 1, 2010.

(7)	Transamerica Equity VP was renamed Transamerica Diversified Growth VP on April 9, 2010.

(8)	Transamerica Equity II VP was renamed Transamerica Diversified Growth II VP on April 9, 2010.

Note: Transamerica Index 35 VP and Transamerica Index 100 VP commenced operations on November 19, 2009. Transamerica BlackRock Tactical Allocation VP, Transamerica BlackRock Global Allocation VP, Transamerica ProFund UltraBear VP, Transamerica Hanlon Balanced VP, Transamerica Hanlon Growth VP, Transamerica Hanlon Growth and Income VP, and Transamerica Hanlon Managed Income VP commenced operations on May 1, 2009. Transamerica Foxhall Global Conservative VP, Transamerica Foxhall Emerging Markets/Pacific Rim VP, Transamerica Foxhall Global Growth VP and Transamerica Foxhall Global Hard Asset VP commenced operations on July 1, 2009.

As of December 31, 2009, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of the Adviser, sub-advisers or Distributor of the portfolios, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser, sub-advisers or Distributor of the portfolios.

Independent Trustees receive a total annual retainer fee of $124,000 from the funds/portfolios that make up the Transamerica Asset Management Group, as well as total fees of $8,800 per meeting (assumes five meetings annually), of which the Trust pays a pro rata share allocable to each series of TST based on the relative assets of the series. The Lead Independent Board Member of the Board also receives an additional retainer of $40,000 per year. The Audit Committee Chairperson receives an additional retainer of $15,000 per year. The Trust also pays a pro rata share allocable to each series of TST based on the relative assets of the series for the Lead Independent Board Member and Audit Committee Chairperson retainers. Any fees and expenses paid to Trustees who are affiliates of TAM or TCI are paid by TAM and/or TCI and not by the Trust.

Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010 (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee.

Amounts deferred and accrued under the Deferred Compensation Plan are unfunded and unsecured claims against the general assets of the Trust.

COMPENSATION TABLE

The following table provides compensation amounts paid to Independent Trustees of the portfolios for the fiscal year ended December 31, 2009.

Name of Trustee	Aggregate Compensation from Transamerica AEGON High Yield Bond VP(1)	Aggregate Compensation from Transamerica Asset Allocation – Conservative VP	Aggregate Compensation from Transamerica Asset Allocation – Growth VP

Sandra N. Bane	$1,006	$3,907	$2,917
Leo J. Hill	$1,246	$4,837	$3,611
David W. Jennings	$384	$1,492	$1,114
Neal M. Jewell*	$1,006	$3,907	$2,917
Russell A. Kimball, Jr.	$1,006	$3,907	$2,917
Eugene M. Mannella	$1,006	$3,907	$2,917
Norman R. Nielsen	$1,006	$3,907	$2,917
Joyce G. Norden	$1,006	$3,907	$2,917
Patricia L. Sawyer	$1,006	$3,907	$2,917
John W. Waechter	$1,096	$4,256	$3,177

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Name of Trustee	Aggregate Compensation from Transamerica Asset Allocation – Moderate VP	Aggregate Compensation from Transamerica Asset Allocation - Moderate Growth VP	Aggregate Compensation from Transamerica Balanced VP

Sandra N. Bane	$8,228	$13,066	$261
Leo J. Hill	$10,187	$16,177	$323
David W. Jennings	$3,143	$4,991	$100
Neal M. Jewell*	$8,228	$13,066	$261
Russell A. Kimball, Jr.	$8,228	$13,066	$261
Eugene M. Mannella	$8,228	$13,066	$261
Norman R. Nielsen	$8,228	$13,066	$261
Joyce G. Norden	$8,228	$13,066	$261
Patricia L. Sawyer	$8,228	$13,066	$261
John W. Waechter	$8,962	$14,233	$284

Name of Trustee	Aggregate Compensation from Transamerica BlackRock Global Allocation VP	Aggregate Compensation from Transamerica BlackRock Large Cap Value VP	Aggregate Compensation from Transamerica BlackRock Tactical Allocation VP

Sandra N. Bane	$94	$2,676	$25
Leo J. Hill	$116	$3,313	$31
David W. Jennings	$36	$1,022	$10
Neal M. Jewell*	$94	$2,676	$25
Russell A. Kimball, Jr.	$94	$2,676	$25
Eugene M. Mannella	$94	$2,676	$25
Norman R. Nielsen	$94	$2,676	$25
Joyce G. Norden	$94	$2,676	$25
Patricia L. Sawyer	$94	$2,676	$25
John W. Waechter	$102	$2,915	$27

Name of Trustee	Aggregate Compensation from Transamerica Clarion Global Real Estate Securities VP	Aggregate Compensation from Transamerica Convertible Securities VP	Aggregate Compensation from Transamerica Diversified Equity VP(2)

Sandra N. Bane	$1,305	$428	$1,273
Leo J. Hill	$1,615	$530	$1,576
David W. Jennings	$498	$164	$486
Neal M. Jewell*	$1,305	$428	$1,273
Russell A. Kimball, Jr.	$1,305	$428	$1,273
Eugene M. Mannella	$1,305	$428	$1,273
Norman R. Nielsen	$1,305	$428	$1,273
Joyce G. Norden	$1,305	$428	$1,273
Patricia L. Sawyer	$1,305	$428	$1,273
John W. Waechter	$1,421	$466	$1,386

Name of Trustee	Aggregate Compensation from Transamerica Efficient Markets VP	Aggregate Compensation from Transamerica Federated Market Opportunity VP	Aggregate Compensation from Transamerica Focus VP(3)

Sandra N. Bane	$44	$1,071	$493
Leo J. Hill	$54	$1,326	$611
David W. Jennings	$17	$409	$188
Neal M. Jewell*	$44	$1,071	$493
Russell A. Kimball, Jr.	$44	$1,071	$493
Eugene M. Mannella	$44	$1,071	$493
Norman R. Nielsen	$44	$1,071	$493
Joyce G. Norden	$44	$1,071	$493
Patricia L. Sawyer	$44	$1,071	$493
John W. Waechter	$47	$1,166	$537

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Name of Trustee	Aggregate Compensation from Transamerica Foxhall Emerging Markets/Pacific Rim VP	Aggregate Compensation from Transamerica Foxhall Global Conservative VP	Aggregate Compensation from Transamerica Foxhall Global Growth VP

Sandra N. Bane	$9	$2	$10
Leo J. Hill	$12	$3	$12
David W. Jennings	$4	$1	$4
Neal M. Jewell*	$9	$2	$10
Russell A. Kimball, Jr.	$9	$2	$10
Eugene M. Mannella	$9	$2	$10
Norman R. Nielsen	$9	$2	$10
Joyce G. Norden	$9	$2	$10
Patricia L. Sawyer	$9	$2	$10
John W. Waechter	$10	$2	$11

Name of Trustee	Aggregate Compensation from Transamerica Foxhall Global Hard Asset VP	Aggregate Compensation from Transamerica Growth Opportunities VP	Aggregate Compensation from Transamerica Hanlon Balanced VP

Sandra N. Bane	$5	$773	$6
Leo J. Hill	$7	$957	$8
David W. Jennings	$2	$295	$2
Neal M. Jewell*	$5	$773	$6
Russell A. Kimball, Jr.	$5	$773	$6
Eugene M. Mannella	$5	$773	$6
Norman R. Nielsen	$5	$773	$6
Joyce G. Norden	$5	$773	$6
Patricia L. Sawyer	$5	$773	$6
John W. Waechter	$6	$842	$7

Name of Trustee	Aggregate Compensation from Transamerica Hanlon Growth VP	Aggregate Compensation from Transamerica Hanlon Growth and Income VP	Aggregate Compensation from Transamerica Hanlon Managed Income VP

Sandra N. Bane	$15	$8	$20
Leo J. Hill	$18	$10	$24
David W. Jennings	$6	$3	$7
Neal M. Jewell*	$15	$8	$20
Russell A. Kimball, Jr.	$15	$8	$20
Eugene M. Mannella	$15	$8	$20
Norman R. Nielsen	$15	$8	$20
Joyce G. Norden	$15	$8	$20
Patricia L. Sawyer	$15	$8	$20
John W. Waechter	$16	$9	$21

Name of Trustee	Aggregate Compensation from Transamerica Index 35 VP	Aggregate Compensation from Transamerica Index 50 VP	Aggregate Compensation from Transamerica Index 75 VP

Sandra N. Bane	—	$306	$756
Leo J. Hill	—	$379	$936
David W. Jennings	—	$117	$289
Neal M. Jewell*	—	$306	$756
Russell A. Kimball, Jr.	—	$306	$756
Eugene M. Mannella	—	$306	$756
Norman R. Nielsen	—	$306	$756
Joyce G. Norden	—	$306	$756
Patricia L. Sawyer	—	$306	$756
John W. Waechter	—	$333	$823

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Name of Trustee	Aggregate Compensation from Transamerica Index 100 VP	Aggregate Compensation from Transamerica International Moderate Growth VP	Aggregate Compensation from Transamerica Jennison Growth VP

Sandra N. Bane	—	$1,125	$1,114
Leo J. Hill	—	$1,393	$1,380
David W. Jennings	—	$430	$426
Neal M. Jewell*	—	$1,125	$1,114
Russell A. Kimball, Jr.	—	$1,125	$1,114
Eugene M. Mannella	—	$1,125	$1,114
Norman R. Nielsen	—	$1,125	$1,114
Joyce G. Norden	—	$1,125	$1,114
Patricia L. Sawyer	—	$1,125	$1,114
John W. Waechter	—	$1,226	$1,214

Name of Trustee	Aggregate Compensation from Transamerica JPMorgan Core Bond VP	Aggregate Compensation from Transamerica JPMorgan Enhanced Index VP	Aggregate Compensation from Transamerica JPMorgan Mid Cap Value VP

Sandra N. Bane	$587	$311	$662
Leo J. Hill	$727	$384	$820
David W. Jennings	$224	$119	$253
Neal M. Jewell*	$587	$311	$662
Russell A. Kimball, Jr.	$587	$311	$662
Eugene M. Mannella	$587	$311	$662
Norman R. Nielsen	$587	$311	$662
Joyce G. Norden	$587	$311	$662
Patricia L. Sawyer	$587	$311	$662
John W. Waechter	$639	$338	$721

Name of Trustee	Aggregate Compensation from Transamerica MFS International Equity VP	Aggregate Compensation from Transamerica Money Market VP	Aggregate Compensation from Transamerica Morgan Stanley Active International Allocation VP(4)

Sandra N. Bane	$579	$3,214	$417
Leo J. Hill	$716	$3,979	$516
David W. Jennings	$221	$1,227	$159
Neal M. Jewell*	$579	$3,214	$417
Russell A. Kimball, Jr.	$579	$3,214	$417
Eugene M. Mannella	$579	$3,214	$417
Norman R. Nielsen	$579	$3,214	$417
Joyce G. Norden	$579	$3,214	$417
Patricia L. Sawyer	$579	$3,214	$417
John W. Waechter	$630	$3,501	$454

Name of Trustee	Aggregate Compensation from Transamerica Morgan Stanley Mid-Cap Growth VP(5)	Aggregate Compensation from Transamerica Multi Managed Large Cap Core(6)	Aggregate Compensation from Transamerica PIMCO Total Return VP

Sandra N. Bane	$1,208	$544	$4,762
Leo J. Hill	$1,495	$673	$5,896
David W. Jennings	$461	$208	$1,819
Neal M. Jewell*	$1,208	$544	$4,762
Russell A. Kimball, Jr.	$1,208	$544	$4,762
Eugene M. Mannella	$1,208	$544	$4,762
Norman R. Nielsen	$1,208	$544	$4,762
Joyce G. Norden	$1,208	$544	$4,762
Patricia L. Sawyer	$1,208	$544	$4,762
John W. Waechter	$1,316	$592	$5,187

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Name of Trustee	Aggregate Compensation from Transamerica ProFund UltraBear VP	Aggregate Compensation from Transamerica Small/Mid Cap Value VP	Aggregate Compensation from Transamerica T. Rowe Price Small Cap VP

Sandra N. Bane	$2	$688	$395
Leo J. Hill	$2	$852	$489
David W. Jennings	$1	$263	$151
Neal M. Jewell*	$2	$688	$395
Russell A. Kimball, Jr.	$2	$688	$395
Eugene M. Mannella	$2	$688	$395
Norman R. Nielsen	$2	$688	$395
Joyce G. Norden	$2	$688	$395
Patricia L. Sawyer	$2	$688	$395
John W. Waechter	$2	$749	$430

Name of Trustee	Aggregate Compensation from Transamerica Third Avenue Value VP	Aggregate Compensation from Transamerica U.S. Government Securities VP	Aggregate Compensation from Transamerica WMC Diversified Growth VP(7)

Sandra N. Bane	$616	$2,747	$5,153
Leo J. Hill	$763	$3,401	$6,380
David W. Jennings	$235	$1,049	$1,968
Neal M. Jewell*	$616	$2,747	$5,153
Russell A. Kimball, Jr.	$616	$2,747	$5,153
Eugene M. Mannella	$616	$2,747	$5,153
Norman R. Nielsen	$616	$2,747	$5,153
Joyce G. Norden	$616	$2,747	$5,153
Patricia L. Sawyer	$616	$2,747	$5,153
John W. Waechter	$672	$2,992	$5,613

Name of Trustee	Aggregate Compensation from Transamerica WMC Diversified Growth II VP(8)	Pension or Retirement Benefits Accrued as Part of Portfolio Expenses	Total Compensation Paid to Trustees from Fund Asset Management Group(9)

Sandra N. Bane	$40	—	$168,000
Leo J. Hill	$50	—	$208,000
David W. Jennings	$15	—	$60,467
Neal M. Jewell*	$40	—	$168,000
Russell A. Kimball, Jr.	$40	—	$168,000
Eugene M. Mannella	$40	—	$168,000
Norman R. Nielsen	$40	—	$168,000
Joyce G. Norden	$40	—	$168,000
Patricia L. Sawyer	$40	—	$168,000
John W. Waechter	$44	—	$183,000

*	Neal M. Jewell retired as a Trustee of the Trust effective January 1, 2010.

(1)	Transamerica MFS High Yield VP was renamed Transamerica AEGON High Yield Bond VP on November 20, 2009.

(2)	Transamerica Templeton Global VP was renamed Transamerica Diversified Equity VP on April 30, 2010.

(3)	Transamerica Legg Mason Partners All Cap VP was renamed Transamerica Focus VP on November 20, 2009.

(4)	Transamerica Van Kampen Active International Allocation VP was renamed Transamerica Morgan Stanley Active International Allocation VP on May 1, 2010.

(5)	Transamerica Van Kampen Mid-Cap Growth VP was renamed Transamerica Morgan Stanley Mid-Cap Growth VP on May 1, 2010.

(6)	Transamerica Van Kampen Large Cap Core VP was renamed Transamerica Multi Managed Large Cap Core VP on May 1, 2010.

(7)	Transamerica Equity VP was renamed Transamerica WMC Diversified Growth VP on April 9, 2010.

(8)	Transamerica Equity II VP was renamed Transamerica WMC Diversified Growth II VP on April 9, 2010.

(9)

Of this aggregate compensation, the total amounts deferred from the portfolios (TST only) (including earnings and dividends) and accrued for the benefit of the participating Trustees for the year ended December 31, 2009 were as follows: Sandra N. Bane, $0; Leo J. Hill $9,374; David W. Jennings, $0; Neal M. Jewell, $403; Russell A. Kimball, Jr., $564; Eugene M. Mannella, $0; Norman R. Nielsen, $0; Joyce G. Norden, $0; Patricia L. Sawyer, $16,931; and John W. Waechter, $0.

Note: Transamerica Index 35 VP and Transamerica Index 100 VP commenced operations on November 19, 2009. Transamerica BlackRock Tactical Allocation VP, Transamerica BlackRock Global Allocation VP, Transamerica ProFund UltraBear VP, Transamerica Hanlon Balanced VP, Transamerica Hanlon Growth VP, Transamerica Hanlon Growth and Income VP, and Transamerica Hanlon Managed Income VP commenced operations on May 1, 2009. Transamerica Foxhall Global Conservative VP, Transamerica Foxhall Emerging Markets/Pacific Rim VP, Transamerica Foxhall Global Growth VP and Transamerica Foxhall Global Hard Asset VP commenced operations on July 1, 2009.

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As of December 31, 2009, the trustees and officers held in aggregate less than 1% of the outstanding shares of each of the Trust’s series.

SHAREHOLDER COMMUNICATION PROCEDURES WITH BOARD OF TRUSTEES

The Board of Trustees (the “Board”) of the Trust has adopted these procedures by which shareholders of the Trust may send written communications to the Board. Shareholders may mail written communications to the Board, addressed to the care of the Secretary of the Trust (“Secretary”), as follows:

Board of Trustees
Transamerica Series Trust
c/o Secretary
570 Carillon Parkway
St. Petersburg, Florida 33716

Each shareholder communication must (i) be in writing and be signed by the shareholder, (ii) identify the underlying portfolio of the Trust to which it relates, and (iii) identify the class (if applicable) held by the shareholder. The Secretary is responsible for collecting, reviewing and organizing all properly submitted shareholder communications. Usually, with respect to each properly submitted shareholder communication, the Secretary shall either (i) provide a copy of the communication to the Board at the next regularly scheduled Board meeting or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the Board promptly after receipt. The Secretary may, in good faith, determine that a shareholder communication should not be provided to the Board because the communication (i) does not reasonably relate to a portfolio of the Trust or its operation, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Trust, or (ii) is ministerial in nature (such as a request for Trust literature, share data or financial information). These Procedures shall not apply to (i) any communication from an officer or Trustee of the Trust, (ii) any communication from an employee or agent of the Trust, unless such communication is made solely in such employee’s or agent’s capacity as a shareholder, (iii) any shareholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (“Exchange Act”) or any communication made in connection with such a proposal, or (iv) any communication that reasonably may be considered to be a complaint regarding the Trust or shareholder services, which complaint shall instead be promptly forwarded to the Trust’s Chief Compliance Officer. The Trustees are not required to attend the Trust’s shareholder meetings, if any, or to otherwise make themselves available to shareholders for communications, other than pursuant to these Procedures.

CODE OF ETHICS

The Trust, TAM, each sub-adviser and TCI have adopted a Code of Ethics as required by applicable law, which is designed to prevent affiliated persons of the Trust, TAM, a sub-adviser and TCI from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the portfolios (which may also be held by persons subject to a code of ethics). There can be no assurance that the codes of ethics will be effective in preventing such activities. See “Personal Securities Transactions” below.

PROXY VOTING POLICIES AND PROCEDURES

TST uses the proxy voting policies and procedures of the sub-advisers to determine how to vote proxies relating to securities held by TST (or portion thereof) in its portfolios. The proxy voting policies and procedures of the portfolio’s Investment Adviser and sub-advisers are attached hereto as Appendix C.

TST files SEC Form N-PX, with the complete proxy voting records of the portfolios for the 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) from TST, upon request by calling 1-888-233-4339; and (2) on the SEC’s website at www.sec.gov.

PROXY VOTING POLICIES AND PROCEDURES

I. Statement of Principle

The portfolios seek to assure that proxies received by the portfolios are voted in the best interests of the portfolios’ stockholders and have accordingly adopted these procedures.

II. Delegation of Proxy Voting/Adoption of Adviser and Sub-Adviser Policies

Each portfolio delegates the authority to vote proxies related to portfolio securities to TAM (the “Adviser”), as investment adviser to each portfolio, which in turn delegates proxy voting authority for most portfolios of the portfolio to the Sub-Adviser retained to provide day-to-day portfolio management for that portfolio. The Board of Trustees (“Board”) of each portfolio adopts the proxy voting policies

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and procedures of the Adviser and Sub-Advisers as the proxy voting policies and procedures (each a “Proxy Voting Policy”) that will be used by each of these respective entities when exercising voting authority on behalf of the portfolio. These policies and procedures are herein.

III. Annual Review of Proxy Voting Policies of Adviser and Sub-Advisers

No less frequently than once each calendar year, the Proxy Voting Administrator will request each Sub-Adviser to provide a current copy of its Proxy Voting Policy, or certify that there have been no material changes to its Proxy Voting Policy or that all material changes have been previously provided for review, and verify that such Proxy Voting Policy is consistent with those of the portfolios and Adviser. Any inconsistency between the Sub-Adviser’s Proxy Voting Policy and that of the portfolios or Adviser shall be reconciled by the Proxy Voting Administrator before presentation for approval by the Board.

The Proxy Voting Administrator will provide an electronic copy of each Board approved Proxy Voting Policy to the legal department for inclusion in applicable SEC filings.

IV. Securities on Loan

The Board of the portfolios have authorized the Adviser, in conjunction with State Street Bank and Trust Company (“State Street”), to lend portfolio securities on behalf of the portfolios. Securities on loan generally are voted by the borrower of such securities. Should a Sub-Adviser to the portfolio wish to exercise its vote for a particular proxy, the Adviser will immediately contact State Street and terminate the loan.

DISCLOSURE OF PORTFOLIO HOLDINGS

It is the policy of the portfolio to protect the confidentiality of their holdings and prevent the selective disclosure of non-public information about portfolio holdings. The portfolios’ service providers are required to comply with this policy. No non-public information concerning the portfolio holdings may be disclosed to any unaffiliated third party, except as provided below. The Board of Trustees has adopted formal procedures governing compliance with these policies.

The portfolios, or their duly authorized service providers, may publicly disclose holdings in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. A summary or list of a portfolio’s completed purchases and sales may only be made available after the public disclosure of portfolio holdings.

The portfolios publish all holdings on their website approximately 25 days after the end of each calendar quarter. Such information generally remains online for 6 months, or as otherwise consistent with applicable regulations. The day following such publication, the information is deemed to be publicly disclosed for the purposes of the policies and procedures adopted by the portfolios. The portfolios may then forward the information to investors and consultants requesting it.

There are numerous mutual fund evaluation services such as Standard & Poor’s, Morningstar or Lipper Analytical Services, and due diligence departments of broker-dealers and wirehouses that regularly analyze the holdings of mutual funds and portfolios in order to monitor and report on various attributes including style, capitalization, maturity, yield, beta, etc. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the funds and portfolios by these services and departments, the portfolios may distribute (or authorize their service providers to distribute) holdings to such services and departments before their public disclosure is required or authorized provided that: (i) the recipient does not distribute the holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the funds before the holdings or results of the analysis become public information; and (ii) the recipient signs a written confidentiality agreement. Persons and entities unwilling to execute an acceptable confidentiality agreement may only receive portfolio holdings information that has otherwise been publicly disclosed. Neither the portfolios nor their service providers receive any compensation from such services and departments. Subject to such departures as the portfolios’ investment adviser and compliance department believe reasonable and consistent with reasonably protecting the confidentiality of the portfolio information, each confidentiality agreement should generally provide that, among other things: the portfolio information is the confidential property of the portfolios (and its service provider, if applicable) and may not be shared or used directly or indirectly for any purpose except as expressly provided in the confidentiality agreement. The recipient of the portfolio information agrees to limit access to the portfolio information to its employees (and agents) who, on a need to know basis, are (1) authorized to have access to the portfolio information and (2) subject to a duty of confidentiality, including duties not to share the non-public information with an unauthorized source and not to trade on non-public information. Upon written request, the recipient agrees to promptly return or destroy, as directed, the portfolio information.

The Board and an appropriate officer of the Investment Adviser’s compliance department or the Trust’s Chief Compliance Officer (“CCO”) may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information and waive certain

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requirements. Any exceptions to the policy must be consistent with the purposes of the policy. To the extent required by law, the CCO reports to the Board violations of policies and procedures on disclosure of portfolio holdings.

In addition, separate account and unregistered product clients of TAM, the sub-advisers of the portfolios, or their respective affiliates generally have access to information regarding the portfolio holdings of their own accounts. Prospective clients may also have access to representative portfolio holdings. These clients and prospective clients are not subject to the portfolio holdings disclosure policies described above. Some of these separate accounts and unregistered product clients have substantially similar or identical investment objectives and strategies to certain portfolios, and therefore may have substantially similar or nearly identical portfolio holdings as those portfolios.

THE INVESTMENT ADVISER

TST has entered into an Advisory Agreement (“Advisory Agreement”) on behalf of each portfolio with Transamerica Asset Management, Inc. (“TAM” or the “Investment Adviser”). TAM, located at 570 Carillon Parkway, St. Petersburg, FL 33716, supervises each respective portfolio’s investments and conducts its investment program. TAM hires sub-advisers to furnish, investment advice and recommendations and has entered into sub-advisory agreements with each sub-adviser.

The Investment Adviser is directly owned by WRL (77%) and AUSA Holding Company (“AUSA”) (23%), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, which is a publicly traded international insurance group. Prior to January 1, 2008, TAM was known as Transamerica Fund Advisors, Inc.

The Investment Advisory Agreement provides that it will continue in effect from year to year thereafter, if approved annually (a) by the Board of Trustees of the Trust or by a majority of the outstanding shares of each portfolio, and (b) by a majority of the Trustees who are not parties to such contract or “interested persons” of any such party. The Investment Advisory Agreement may be terminated without penalty on 60 days’ written notice at the option of either party or by the vote of the shareholders of each portfolio and terminates automatically in the event of its assignment (within the meaning of the 1940 Act).

Pursuant to the Investment Advisory Agreement for the portfolios, TAM, subject to the supervision of the Trustees and in conformity with the stated policies of the portfolios, manages the operations of each portfolio. TAM is authorized to enter into sub-advisory agreements for investment advisory services in connection with the management of each portfolio. TAM continues to have responsibility for all investment advisory services furnished pursuant to all sub-advisory agreements.

Each portfolio pays: all expenses incurred in connection with the formation and organization of a portfolio, including the preparation (and filing, when necessary) of the portfolio’s contracts, plans, and documents, conducting meetings of organizers, Trustees and shareholders; preparing and filing the post-effective amendment to the Trust’s registration statement effecting registration of a portfolio and its shares under the 1940 Act and the Securities Act and all other matters relating to the information and organization of a portfolio and the preparation for offering its shares; expenses in connection with ongoing registration or qualification requirements under federal and state securities laws; investment advisory fees; pricing costs (including the daily calculations of net asset value); brokerage commissions and all other expenses in connection with execution of portfolio transactions, including interest; all federal, state and local taxes (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; any compensation, fees, or reimbursements which the Trust pays to its Trustees who are not “interested persons,” as that phrase is defined in the 1940 Act, of the Trust or TAM; compensation of the Trust’s custodian, administrative and transfer agent, registrar and dividend disbursing agent; legal, accounting and printing expenses; other administrative, clerical, recordkeeping and bookkeeping expenses; auditing fees; certain insurance premiums; services for shareholders (including allocable telephone and personnel expenses); costs of certificates and the expenses of delivering such certificates to the purchaser of shares relating thereto; expenses of local representation in Maryland; fees and/or expenses payable pursuant to any plan of distribution adopted with respect to the Trust in accordance with Rule 12b-1 under the 1940 Act; expenses of shareholders’ meetings and of preparing, printing, and distributing notices, proxy statements and reports to shareholders; expenses of preparing and filing reports with federal and state regulatory authorities; all costs and expenses, including fees and disbursements, of counsel and auditors, filing and renewal fees and printing costs in connection with the filing of any required amendments, supplements or renewals of registration statement, qualifications or prospectuses under the Securities Act and the securities laws of any states or territories, subsequent to the effectiveness of the initial registration statement under the Securities Act; all costs involved in preparing and printing prospectuses of the Trust; extraordinary expenses; and all other expenses properly payable by the Trust or the portfolios.

Expense Limitation. TAM has entered into an expense limitation agreement with TST on behalf of certain portfolios, pursuant to which TAM has agreed to reimburse a portfolio’s expenses or waive fees, or both, whenever, in any fiscal year, the total cost to a

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portfolio of normal operating expenses chargeable to the portfolio, including the investment advisory fee but excluding brokerage commissions, interest, taxes, 12b-1 fees and certain extraordinary expenses, exceed a certain percentage of the portfolio’s average daily net assets (“expense cap”). Certain portfolios may, at a later date, reimburse TAM for operating expenses previously paid on behalf of such portfolios during the previous 36 months (36-month reimbursement), but only if, after such reimbursement, the portfolios’ expense ratios do not exceed the expense cap. The agreement continues automatically for one-year terms unless terminated on 30-days’ written notice to TST.

Distribution Agreement. The Trust adopted a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Trust entered into a Distribution Agreement with Transamerica Capital, Inc. (“TCI”). TCI, located at 4600 Syracuse Street, Suite 1100, Denver, Colorado 80237, is an affiliate of TAM.

TST has two classes of shares for each portfolio in its series, Initial Class and Service Class. As of the date of this prospectus, Transamerica BlackRock Tactical Allocation VP, Transamerica BlackRock Global Allocation VP, and Transamerica ProFund UltraBear VP do not plan to offer Initial Class shares.

Under the Distribution Plan and Distribution Agreement, the Trust, on behalf of the portfolios, will reimburse TCI and/or various service providers after each calendar month for certain Trust distribution expenses incurred or paid by them, provided that these expenses in the aggregate do not exceed 0.15%, on an annual basis, of the average daily net asset value of shares of each portfolio in connection with the distribution of the Initial Class shares of the portfolios.

For the sale and distribution of Service Class shares, the Trust may pay to the various service providers up to 0.25% of the average daily net assets of a portfolio. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Distribution expenses for which TCI may be reimbursed under the Distribution Plan and Distribution Agreement include, but are not limited to, expenses of printing and distributing the Trust’s prospectus and statement of additional information to potential investors; developing and preparing Trust advertisements; sales literature and other promotional materials; holding seminars and sales meetings designed to promote distribution of Trust shares; the development of consumer-oriented sales materials describing and/or relating to the Trust; and expenses attributable to “distribution-related services” provided to the Trust, which include such things as salaries and benefits, office expenses, equipment expenses, training costs, travel costs, printing costs, supply expenses, computer programming time, and data center expenses, each as they relate to the promotion of the sale of Trust shares.

TCI submits to the Trustees for approval annual distribution budgets and quarterly reports of distribution expenses with respect to each portfolio. TCI allocates to each portfolio distribution expenses specifically attributable to the distribution of shares of such portfolio. Distribution expenses not specifically attributable to the distribution of shares of a particular portfolio are allocated among the portfolios based upon the ratio of net asset value of each portfolio to the net asset value of all portfolios, or such other factors as TCI deems fair and are approved by the Trust’s Board of Trustees. The Service Class of the Trust paid $16,929,231 fees for the fiscal year ended December 31, 2009 to certain life companies pursuant to the Distribution Plan adopted under Rule 12b-1.

THE SUB-ADVISERS

Each sub-adviser serves, pursuant to a respective Sub-Advisory Agreement between TAM and such respective sub-adviser, on behalf of each portfolio. The Sub-Advisory Agreements provide that they will continue in effect if approved annually (a) by the Board of Trustees of the Trust or by a majority of the outstanding shares of each portfolio and (b) by a majority of the Trustees who are not parties to such Agreements or “interested persons” (as defined in the 1940 Act) of any such party. The Sub-Advisory Agreements may be terminated without penalty on at least 60 days’ written notice at the option of either party or by the vote of the shareholders of each portfolio and terminate automatically in the event of their assignment (within the meaning of the 1940 Act) or termination of the Investment Advisory Agreement.

Pursuant to the Sub-Advisory Agreements, each sub-adviser provides investment advisory assistance and portfolio management advice to the investment adviser for their respective portfolio(s). Subject to review by the Investment Adviser and the Board of Trustees, the sub-advisers are responsible for the actual management of their respective portfolio(s) and for making decisions to buy, sell or hold a particular security. Each sub-adviser bears all of its expenses in connection with the performance of its services under their Sub-Advisory Agreement such as compensating and furnishing office space for their officers and employees connected with investment and economic research, trading and investment management of the respective portfolio(s).

Each sub-adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended.

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Potential Conflicts of Interest

TAM has selected TIM and AUIM to serve as a sub-adviser to certain of the funds. TIM, AUIM and TAM are affiliated entities, each of which are indirectly controlled by AEGON NV. Advisory arrangements involving affiliated sub-advisers may present certain potential conflicts of interest. For each fund sub-advised by TIM and AUIM, AEGON NV may indirectly benefit from the net advisory fee retained by TAM as well as from the sub-advisory fee paid by TAM to TIM or TAM to AUIM. TAM has a fiduciary duty to act in the best interests of a fund and its shareholders (i) when recommending to the Board the appointment of or continued service of an affiliated sub-adviser for a fund and (ii) in the case of a fund that is sub-advised by both TIM or AUIM and an unaffiliated sub-adviser, when allocating fund assets among the fund’s sub-advisers. Moreover, TAM’s “manager of managers” exemptive order from the SEC requires fund shareholder approval of any sub-advisory agreement appointing an affiliated sub-adviser as the sub-adviser to a fund (in the case of a new fund, the initial sole shareholder of the fund, an affiliate of TAM, TIM, AUIM, and AEGON NV, may provide this approval).

TAM has selected BlackRock Financial Management, Inc. (“BlackRock”) as the sub-adviser to Transamerica BlackRock Tactical Allocation VP. The portfolio seeks to achieve its objective by investing its assets in a combination of underlying TST portfolios and Transamerica Funds (the “underlying funds”). BlackRock may choose to invest a portion of the portfolio’s assets in one or more underlying funds which they sub-advise. This advisory arrangement may present certain potential conflicts of interest when BlackRock is allocating portfolio assets among the underlying funds.

The Independent Trustees are aware of and monitor these potential conflicts of interest.

PERSONAL SECURITIES TRANSACTIONS

The Trust permits “Access Persons” as defined by Rule 17j-1 under the 1940 Act to engage in personal securities transactions, subject to the terms of the Code of Ethics and Insider Trading Policy (“Ethics Policy”) that has been adopted by the Trust’s Board. Access Persons are required to follow the guidelines established by this Ethics Policy in connection with all personal securities transactions and are subject to certain prohibitions on personal trading. The Trust’s sub-advisers, pursuant to Rule 17j-1 and other applicable laws, and pursuant to the terms of the Ethics Policy, must adopt and enforce their own Code of Ethics and Insider Trading Policies appropriate to their operations. The Board is required to review and approve the Code of Ethics for each sub-adviser. Each sub-adviser is also required to report to the Trust’s Board on a quarterly basis with respect to the administration and enforcement of such Ethics Policy, including any violations thereof which may potentially affect the Trust.

ADMINISTRATIVE AND TRANSFER AGENCY SERVICES

Effective January 1, 1997, as amended, the Trust entered into an Administrative Services and Transfer Agency Agreement with TFS, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, an affiliate of TAM, to furnish the Trust with administrative services to assist the Trust in carrying out certain of its functions and operations. On January 1, 2005, the portfolios entered into an agreement wherein the portfolios would pay 0.02% of their daily net assets to TFS for such administrative services; effective January 1, 2006, this fee was reduced to 0.0125% for Transamerica Asset Allocation – Conservative VP, Transamerica Asset Allocation – Growth VP, Transamerica Asset Allocation – Moderate Growth VP, Transamerica Asset Allocation – Moderate VP and Transamerica International Moderate Growth VP.

PORTFOLIO TURNOVER

A portfolio turnover rate is, in general, the percentage calculated by taking the lesser of purchases or sales of portfolio securities (excluding certain short-term securities) for a year and dividing it by the monthly average of the market value of such securities held during the year.

Changes in security holdings are made by a portfolio’s sub-adviser when it is deemed necessary. Such changes may result from: liquidity needs; securities having reached a price or yield objective; anticipated changes in interest rates or the credit standing of an issuer; or developments not foreseen at the time of the investment decision.

A sub-adviser may engage in a significant number of short-term transactions if such investing serves a portfolio’s objective. The rate of portfolio turnover will not be a limiting factor when such short-term investing is considered appropriate. Increased turnover results in higher brokerage costs or mark-up charges for a portfolio; these charges are ultimately borne by the policyowners.

In computing the portfolio turnover rate for a portfolio, securities whose maturities or expiration dates at the time of acquisition are one year or less are excluded. Subject to this exclusion, the turnover rate for a portfolio is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the fiscal year by (b) the monthly average of portfolio securities owned by the portfolio during the fiscal year.

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There are no fixed limitations regarding the portfolio turnover rates of the portfolios. Portfolio turnover rates are expected to fluctuate under constantly changing economic conditions and market circumstances. Higher turnover rates tend to result in higher brokerage fees. Securities initially satisfying the basic policies and objective of each portfolio may be disposed of when they are no longer deemed suitable.

BROKERAGE

Subject to policies established by the Board of Trustees, each portfolio’s sub-adviser is primarily responsible for placement of a portfolio’s securities transactions. In placing orders, it is the policy of a portfolio to obtain the most favorable net results, taking into account various factors, including price, dealer spread or commissions, if any, size of the transaction and difficulty of execution. While each sub-adviser generally will seek reasonably competitive spreads or commissions, a portfolio will not necessarily be paying the lowest spread or commission available. A portfolio does not have any obligation to deal with any broker, dealer or group of brokers or dealers in the execution of transactions in portfolio securities.

Decisions as to the assignment of portfolio brokerage business for a portfolio and negotiation of its commission rates are made by the sub-adviser, whose policy is to seek to obtain “best execution” (prompt and reliable execution at the most favorable security price) of all portfolio transactions. In placing portfolio transactions, the sub-adviser may give consideration to brokers who provide supplemental investment research, in addition to such research obtained for a flat fee, to the sub-adviser, and pay spreads or commissions to such brokers or dealers furnishing such services which are in excess of spreads or commissions which another broker or dealer may charge for the same transaction.

In selecting brokers and in negotiating commissions, the sub-adviser considers such factors as: the broker’s reliability; the quality of its execution services on a continuing basis; the financial condition of the firm; trade confidentiality including anonymity; and research products and services provided, which include: (i) furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities and (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends and portfolio strategy and products and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories) that assist each sub-adviser in carrying out its responsibilities.

Supplemental research obtained through brokers or dealers will be in addition to, and not in lieu of, the services required to be performed by a sub-adviser. The expenses of a sub-adviser will not necessarily be reduced as a result of the receipt of such supplemental information. A sub-adviser may use such research products and services in servicing other accounts in addition to the respective portfolio. If a sub-adviser determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, the sub-adviser will allocate the costs of such service or product accordingly. The portion of the product or service that a sub-adviser determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Such allocation may create a conflict of interest for the sub-adviser. Conversely, such supplemental information obtained by the placement of business for a sub-adviser will be considered by and may be useful to the sub-adviser in carrying out its obligations to a portfolio.

When a portfolio purchases or sells a security in the OTC market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where, in the opinion of the sub-adviser, better prices and executions are likely to be achieved through the use of a broker.

Securities held by a portfolio may also be held by other separate accounts, mutual funds or other accounts for which the investment adviser or sub-adviser serves as an adviser, or held by the investment adviser or sub-adviser for their own accounts. Because of different investment objectives or other factors, a particular security may be bought by the investment adviser or sub-adviser for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for a portfolio or other entities for which they act as investment adviser or for their advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective entities and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the investment adviser or sub-adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

On occasions when the investment adviser or a sub-adviser deems the purchase or sale of a security to be in the best interests of a portfolio as well as other accounts or companies, it may to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for the portfolio with those to be sold or purchased for such other accounts or companies in order to obtain favorable execution and lower brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the sub-adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the portfolio and to such other accounts or companies. In some cases this procedure may adversely affect the size of the position obtainable for a portfolio.

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The Board of Trustees of the Trust reviews on a quarterly basis the brokerage placement practices of each sub-adviser on behalf of the portfolios, and reviews the prices and commissions, if any, paid by the portfolios to determine if they were reasonable.

DIRECTED BROKERAGE

A sub-adviser to a portfolio, to the extent consistent with the best execution and with TAM’s usual commission rate policies and practices, may place portfolio transactions of the portfolio with broker/dealers with which the trust has established a Directed Brokerage Program. A Directed Brokerage Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the portfolio transactions to the payment of operating expenses that would otherwise be borne by the portfolio.

Under the Directed Brokerage Program, the commissions paid by a portfolio shall be applied to the payment only of expenses that would otherwise be borne by the portfolio paying the commission. In no event will commissions paid by a portfolio be used to pay expenses that would otherwise be borne by any other portfolio in the Trust, or by any other party. In the case of any portfolio that is the subject of a contractual expense reduction arrangement with TAM (or a comparable agreement with any “affiliate” of TAM or the Trust, as such term is defined in the 1940 Act) pursuant to which TAM (or affiliate) has agreed to waive amounts otherwise payable by the portfolio to TAM (or affiliate) under the expense reduction arrangement, but shall instead be used solely to reduce expenses borne by the portfolio to a lower level than the portfolio would have borne after giving full effect to the expense reduction arrangement. These commissions are not used for promoting or selling portfolio shares or otherwise related to the distribution of portfolio shares.

DETERMINATION OF OFFERING PRICE

Shares of the portfolios are currently sold only to the separate accounts to fund the benefits under the policies and the annuity contracts. The portfolios may, in the future, offer their shares to other insurance company separate accounts. The separate accounts invest in shares of a portfolio in accordance with the allocation instructions received from holders of the policies and the annuity contracts. Such allocation rights are further described in the prospectuses and disclosure documents for the policies and the annuity contracts. Shares of the portfolios are sold and redeemed at their respective net asset values as described in the prospectus.

NET ASSET VALUATION DETERMINATION

The price at which shares are purchased or redeemed is the net asset valuation (“NAV”) that is next determined after receipt and acceptance of a purchase order or receipt of a redemption request.

When Share Price is Determined

The NAV of all portfolios is determined on each day the New York Stock Exchange (“NYSE”) is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open.

Orders for shares of the Asset Allocation Portfolios and corresponding orders for the underlying portfolios/funds in which they invest are priced on the same day when orders for shares of the Asset Allocation Portfolios are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the Asset Allocation Portfolios by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios/funds on the same day, so that both orders receive that day’s NAV.

How NAV is Determined

The NAV of each portfolio (or class thereof) is calculated by taking the value of its net assets and dividing by the number of shares of the portfolio (or class) that are then outstanding.

The Board of Trustees has approved procedures to be used to value the portfolios’ securities for the purpose of determining the portfolios’ NAV. The valuation of the securities of the portfolios is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the portfolios to TAM.

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In general, securities and other investments (including shares of ETFs) are valued based on market prices at the close of regular trading on the NYSE. Portfolio securities (including shares of ETFs) listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (“NOCP”). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. The market price for debt obligations and certain derivative securities is generally the price supplied by an independent third party pricing service, which may use market prices or quotations or a variety of fair value techniques and methodologies. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. The prices that the portfolio uses may differ from the amounts that would be realized if the investments were sold and the differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end funds (other than ETF shares) are generally valued at the net asset value per share reported by that investment company. ETF shares are valued at the most recent sale price or official closing price on the exchange on which they are traded.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The portfolios use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.

Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with portfolios’ valuation procedures. Fair value determination can also involve reliance on quantitative models employed by a fair pricing service. There can be no assurance that a portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

PRINCIPAL SHAREHOLDERS

As of April 1, 2010, the following persons owned beneficially or of record 5% or more of the shares of the class of the portfolios indicated.

Name and Address	Portfolio Name	Initial	Service

Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica AEGON High Yield Bond VP	48.55%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica AEGON High Yield Bond VP	17.46%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica AEGON High Yield Bond VP	6.92%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica AEGON High Yield Bond VP	6.43%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica AEGON High Yield Bond VP	5.21%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica AEGON High Yield Bond VP		31.09%

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Name and Address	Portfolio Name	Initial	Service

Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica AEGON High Yield Bond VP		26.64%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica AEGON High Yield Bond VP		11.63%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica AEGON High Yield Bond VP		7.42%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica AEGON High Yield Bond VP		5.72%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Asset Allocation - Conservative VP	40.35%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Asset Allocation - Conservative VP	17.14%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Asset Allocation - Conservative VP	10.23%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Asset Allocation - Conservative VP	6.69%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Asset Allocation - Conservative VP	6.03%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Asset Allocation - Conservative VP	5.21%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Asset Allocation - Conservative VP		26.98%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Asset Allocation - Conservative VP		26.80%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Asset Allocation - Conservative VP		10.29%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Asset Allocation - Conservative VP		6.81%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Asset Allocation - Conservative VP		5.94%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Asset Allocation - Growth VP	28.36%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Asset Allocation - Growth VP	21.95%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Asset Allocation - Growth VP	11.23%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Asset Allocation - Growth VP	9.41%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Asset Allocation - Growth VP	8.60%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Asset Allocation - Growth VP		37.56%

67

Name and Address	Portfolio Name	Initial	Service

Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Asset Allocation - Growth VP		24.18%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Asset Allocation - Growth VP		6.77%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Asset Allocation - Moderate Growth VP	36.70%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Asset Allocation - Moderate Growth VP	14.75%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Asset Allocation - Moderate Growth VP	11.58%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Asset Allocation - Moderate Growth VP	10.30%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Asset Allocation - Moderate Growth VP	5.25%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Asset Allocation - Moderate Growth VP		32.73%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Asset Allocation - Moderate Growth VP		23.51%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Asset Allocation - Moderate Growth VP		9.85%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Asset Allocation - Moderate Growth VP		8.87%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Asset Allocation - Moderate VP	40.14%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Asset Allocation - Moderate VP	15.37%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Asset Allocation - Moderate VP	10.98%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Asset Allocation - Moderate VP	6.49%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Asset Allocation - Moderate VP	6.40%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Asset Allocation - Moderate VP	5.35%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Asset Allocation - Moderate VP	5.11%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Asset Allocation - Moderate VP		27.97%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Asset Allocation - Moderate VP		24.41%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Asset Allocation - Moderate VP		10.35%

68

Name and Address	Portfolio Name	Initial	Service

Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Asset Allocation - Moderate VP		8.58%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Balanced VP	35.90%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Balanced VP	15.43%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Balanced VP	13.88%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Balanced VP	9.27%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Balanced VP	7.82%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Balanced VP	5.63%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Balanced VP		29.48%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Balanced VP		20.99%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Balanced VP		15.78%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Balanced VP		10.62%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Balanced VP		5.05%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica BlackRock Global Allocation VP		34.24%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica BlackRock Global Allocation VP		31.56%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica BlackRock Global Allocation VP		11.21%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica BlackRock Global Allocation VP		9.97%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica BlackRock Global Allocation VP		5.84%
Transamerica Asset Allocation - Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica BlackRock Large Cap Value VP	36.32%
Transamerica Asset Allocation - Moderate VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica BlackRock Large Cap Value VP	17.31%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica BlackRock Large Cap Value VP	12.17%
Transamerica Asset Allocation - Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica BlackRock Large Cap Value VP	11.47%

69

Name and Address	Portfolio Name	Initial	Service

Transamerica Asset Allocation - Conservative VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica BlackRock Large Cap Value VP	6.17%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica BlackRock Large Cap Value VP		29.83%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica BlackRock Large Cap Value VP		22.77%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica BlackRock Large Cap Value VP		8.97%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica BlackRock Large Cap Value VP		6.10%
Merrill Lynch Life Insurance Co 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica BlackRock Large Cap Value VP		5.37%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica BlackRock Large Cap Value VP		5.37%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica BlackRock Tactical Allocation VP		38.62%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica BlackRock Tactical Allocation VP		25.54%
Merrill Lynch Life Insurance Co 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica BlackRock Tactical Allocation VP		7.44%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica BlackRock Tactical Allocation VP		6.90%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica BlackRock Tactical Allocation VP		6.50%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica BlackRock Tactical Allocation VP		5.14%
Transamerica Asset Allocation - Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Clarion Global Real Estate Securities VP	35.77%
Transamerica Asset Allocation - Moderate VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Clarion Global Real Estate Securities VP	16.40%
Transamerica Asset Allocation - Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Clarion Global Real Estate Securities VP	11.42%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Clarion Global Real Estate Securities VP	7.76%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Clarion Global Real Estate Securities VP	7.43%
Western Reserve Life Assurance Co 570 Carillon Parkway t Petersburg FL 33716-1294	Transamerica Clarion Global Real Estate Securities VP		41.35%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Clarion Global Real Estate Securities VP		23.47%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Clarion Global Real Estate Securities VP		6.76%

70

Name and Address	Portfolio Name	Initial	Service

Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Clarion Global Real Estate Securities VP		6.70%
Transamerica Asset Allocation - Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Convertible Securities VP	31.26%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Convertible Securities VP	21.36%
Transamerica Asset Allocation - Moderate VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Convertible Securities VP	19.47%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Convertible Securities VP	7.65%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Convertible Securities VP	6.77%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Convertible Securities VP		26.25%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Convertible Securities VP		18.71%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Convertible Securities VP		15.05%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Convertible Securities VP		7.01%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Convertible Securities VP		5.32%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Convertible Securities VP		5.31%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Convertible Securities VP		5.26%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Diversified Equity VP	42.15%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Diversified Equity VP	15.01%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Diversified Equity VP	14.18%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Diversified Equity VP	12.41%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Diversified Equity VP		30.13%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Diversified Equity VP		21.37%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Diversified Equity VP		11.09%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Diversified Equity l VP		7.01%

71

Name and Address	Portfolio Name	Initial	Service

Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Diversified Equity l VP		5.61%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Diversified Equity VP		5.30%
Monumental Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Efficient Markets VP	43.15%
Transamerica Asset Management, Inc. 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Efficient Markets VP	36.42%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Efficient Markets VP	10.30%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Efficient Markets VP	6.38%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Efficient Markets VP		50.31%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Efficient Markets VP		32.18%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Efficient Markets VP		5.06%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Federated Market Opportunity VP	22.36%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Federated Market Opportunity VP	17.27%
Transamerica Asset Allocation - Moderate VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Federated Market Opportunity VP	13.87%
Transamerica Asset Allocation - Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Federated Market Opportunity VP	13.17%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Federated Market Opportunity VP	10.72%
Transamerica Asset Allocation - Conservative VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Federated Market Opportunity VP	9.28%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Federated Market Opportunity VP		64.08%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Federated Market Opportunity VP		16.08%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Federated Market Opportunity VP		5.09%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Focus VP	37.86%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Focus VP	17.13%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Focus VP	12.65%

72

Name and Address	Portfolio Name	Initial	Service

Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Focus VP	12.62%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Focus VP	6.09%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Focus VP	5.54%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Focus VP		40.26%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Focus VP		18.94%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Focus VP		10.48%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Focus VP		6.49%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Foxhall Emerging Markets/Pacific Rim VP	62.34%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Foxhall Emerging Markets/Pacific Rim VP	34.53%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Foxhall Emerging Markets/Pacific Rim VP		47.11%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Foxhall Emerging Markets/Pacific Rim VP		14.58%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Foxhall Emerging Markets/Pacific Rim VP		11.41%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Foxhall Emerging Markets/Pacific Rim VP		8.08%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Foxhall Emerging Markets/Pacific Rim VP		5.16%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Foxhall Global Conservative VP	62.11%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Foxhall Global Conservative VP	24.34%
Transamerica Asset Management, Inc. 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Foxhall Global Conservative VP	11.95%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Foxhall Global Conservative VP		31.28%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Foxhall Global Conservative VP		17.68%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Foxhall Global Conservative VP		14.38%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Foxhall Global Conservative VP		10.14%

73

Name and Address	Portfolio Name	Initial	Service

Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Foxhall Global Conservative VP		5.85%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Foxhall Global Conservative VP		5.84%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Foxhall Global Growth VP	62.46%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Foxhall Global Growth VP	34.46%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Foxhall Global Growth VP		31.99%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Foxhall Global Growth VP		29.68%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Foxhall Global Growth VP		15.90%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Foxhall Global Growth VP		7.39%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Foxhall Global Hard Asset VP	56.06%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Foxhall Global Hard Asset VP	38.32%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Foxhall Global Hard Asset VP		52.92%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Foxhall Global Hard Asset VP		12.53%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Foxhall Global Hard Asset VP		9.56%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Foxhall Global Hard Asset VP		6.64%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Foxhall Global Hard Asset VP		5.88%
Transamerica Asset Allocation - Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Growth Opportunities VP	29.87%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Growth Opportunities VP	15.78%
Transamerica Asset Allocation - Moderate VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Growth Opportunities VP	11.93%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Growth Opportunities VP	11.32%
Transamerica Asset Allocation - Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Growth Opportunities VP	6.95%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Growth Opportunities VP	5.49%

74

Name and Address	Portfolio Name	Initial	Service

Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Growth Opportunities VP		51.72%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Growth Opportunities VP		10.89%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Growth Opportunities VP		10.74%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Hanlon Balanced VP	67.52%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Hanlon Balanced VP	25.03%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Hanlon Balanced VP		44.64%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Hanlon Balanced VP		18.06%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Hanlon Balanced VP		9.37%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Hanlon Balanced VP		7.73%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Hanlon Balanced VP		5.13%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Hanlon Growth and Income VP	68.99%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Hanlon Growth and Income VP	29.59%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Hanlon Growth and Income VP		34.52%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Hanlon Growth and Income VP		20.20%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Hanlon Growth and Income VP		17.89%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Hanlon Growth and Income VP		12.48%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Hanlon Growth VP	67.03%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Hanlon Growth VP	29.28%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Hanlon Growth VP		36.88%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Hanlon Growth VP		17.90%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Hanlon Growth VP		14.80%

75

Name and Address	Portfolio Name	Initial	Service

Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Hanlon Growth VP		12.08%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Hanlon Growth VP		7.45%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Hanlon Managed Income VP	66.42%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Hanlon Managed Income VP	29.92%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Hanlon Managed Income VP		38.94%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Hanlon Managed Income VP		18.91%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Hanlon Managed Income VP		12.93%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Hanlon Managed Income VP		7.07%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Hanlon Managed Income VP		7.00%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Hanlon Managed Income VP		6.58%
Transamerica Asset Management, Inc. 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Index 35 VP	100.00%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Index 35 VP		29.28%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Index 35 VP		20.23%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Index 35 VP		20.02%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Index 35 VP		14.96%
Transamerica Financial Life Ins Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Index 35 VP		6.72%
Transamerica Asset Management, Inc. 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Index 50 VP	59.40%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Index 50 VP	20.69%
Monumental Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Index 50 VP	15.97%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Index 50 VP		32.45%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Index 50 VP		20.67%

76

Name and Address	Portfolio Name	Initial	Service

Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Index 50 VP		17.89%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Index 50 VP		17.00%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Index 75 VP	70.00%
Transamerica Asset Management, Inc. 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Index 75 VP	21.31%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Index 75 VP	7.35%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Index 75 VP		29.00%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Index 75 VP		25.08%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Index 75 VP		19.60%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Index 75 VP		15.61%
Transamerica Asset Management, Inc. 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Index 100 VP	100.00%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Index 100 VP		41.69%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Index 100 VP		30.97%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Index 100 VP		12.86%
Transamerica Asset Management, Inc. 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Index 100 VP		7.55%
Transamerica Financial Life Ins Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Index 100 VP		5.37%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica International Moderate Growth VP	30.78%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica International Moderate Growth VP	22.31%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica International Moderate Growth VP	18.70%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica International Moderate Growth VP	9.64%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica International Moderate Growth VP	6.33%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica International Moderate Growth VP		34.54%

77

Name and Address	Portfolio Name	Initial	Service

Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica International Moderate Growth VP		25.72%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica International Moderate Growth VP		8.71%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica International Moderate Growth VP		7.05%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica International Moderate Growth VP		6.06%
Transamerica Asset Allocation - Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Jennison Growth VP	47.96%
Transamerica Asset Allocation - Moderate VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Jennison Growth VP	22.49%
Transamerica Asset Allocation - Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Jennison Growth VP	14.43%
Transamerica Asset Allocation - Conservative VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Jennison Growth VP	8.54%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Jennison Growth VP		28.42%
Merrill Lynch Life Insurance Co 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Jennison Growth VP		18.27%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Jennison Growth VP		16.77%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Jennison Growth VP		11.94%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Jennison Growth VP		6.34%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Jennison Growth VP		6.03%
Transamerica Financial Life Ins Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Jennison Growth VP		5.20%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica JPMorgan Core Bond VP	35.02%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica JPMorgan Core Bond VP	25.04%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica JPMorgan Core Bond VP	21.36%
Transamerica BlackRock Tactical Allocation VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica JPMorgan Core Bond VP	5.20%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica JPMorgan Core Bond VP	5.15%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica JPMorgan Core Bond VP		76.67%

78

Name and Address	Portfolio Name	Initial	Service

Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica JPMorgan Core Bond VP		12.16%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica JPMorgan Core Bond VP		5.43%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica JPMorgan Enhanced Index VP	58.67%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica JPMorgan Enhanced Index VP	12.00%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica JPMorgan Enhanced Index VP	9.49%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica JPMorgan Enhanced Index VP	6.71%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica JPMorgan Enhanced Index VP		25.35%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica JPMorgan Enhanced Index VP		19.02%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica JPMorgan Enhanced Index VP		10.73%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica JPMorgan Enhanced Index VP		8.61%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica JPMorgan Enhanced Index VP		7.82%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica JPMorgan Enhanced Index VP	e	7.29%
Transamerica Asset Allocation - Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica JPMorgan Mid Cap Value VP	49.41%
Transamerica Asset Allocation - Moderate VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica JPMorgan Mid Cap Value VP	18.48%
Transamerica Asset Allocation - Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica JPMorgan Mid Cap Value VP	12.12%
Transamerica Asset Allocation - Conservative VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica JPMorgan Mid Cap Value VP	6.48%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica JPMorgan Mid Cap Value VP		52.13%
Merrill Lynch Life Insurance Co 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica JPMorgan Mid Cap Value VP		12.96%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica JPMorgan Mid Cap Value VP		11.12%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica JPMorgan Mid Cap Value VP		8.63%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica MFS International Equity VP	28.82%

79

Name and Address	Portfolio Name	Initial	Service

Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica MFS International Equity VP	23.24%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica MFS International Equity VP	15.81%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica MFS International Equity VP	8.25%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica MFS International Equity VP	7.20%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica MFS International Equity VP		27.58%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica MFS International Equity VP		15.74%
Merrill Lynch Life Insurance Co 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica MFS International Equity VP		11.46%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica MFS International Equity VP		9.49%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica MFS International Equity VP		9.09%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica MFS International Equity VP		6.98%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica MFS International Equity VP		6.30%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Money Market VP	31.85%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Money Market VP	12.56%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Money Market VP	10.85%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Money Market VP	8.15%
Transamerica Asset Allocation - Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Money Market VP	7.62%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Money Market VP	6.05%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Money Market VP		27.06%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Money Market VP		21.85%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Money Market VP		14.70%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Money Market VP		7.34%

80

Name and Address	Portfolio Name	Initial	Service

Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Money Market VP		5.23%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Morgan Stanley Active International Allocation VP	61.10%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Morgan Stanley Active International Allocation VP	11.39%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Morgan Stanley Active International Allocation VP	11.24%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Morgan Stanley Active International Allocation VP	8.48%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Morgan Stanley Active International Allocation VP		31.30%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Morgan Stanley Active International Allocation VP		14.55%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Morgan Stanley Active International Allocation VP		14.06%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Morgan Stanley Active International Allocation VP		12.45%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Morgan Stanley Active International Allocation VP		6.74%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Morgan Stanley Active International Allocation VP		5.33%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Morgan Stanley Mid-Cap Growth VP	57.52%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Morgan Stanley Mid-Cap Growth VP	13.11%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Morgan Stanley Mid-Cap Growth VP	12.50%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Morgan Stanley Mid-Cap Growth VP	5.71%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Morgan Stanley Mid-Cap Growth VP		29.40%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Morgan Stanley Mid-Cap Growth VP		24.46%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Morgan Stanley Mid-Cap Growth VP		7.99%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Morgan Stanley Mid-Cap Growth VP		7.49%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Morgan Stanley Mid-Cap Growth VP		5.47%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Multi Managed Large Cap Core VP	57.73%

81

Name and Address	Portfolio Name	Initial	Service

Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Multi Managed Large Cap Core VP	12.28%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Multi Managed Large Cap Core VP	10.90%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Multi Managed Large Cap Core VP	7.83%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Multi Managed Large Cap Core VP		44.41%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Multi Managed Large Cap Core VP		17.23%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Multi Managed Large Cap Core VP		8.89%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Multi Managed Large Cap Core VP		5.41%
Transamerica Asset Allocation - Moderate VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica PIMCO Total Return VP	25.37%
Transamerica Asset Allocation - Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica PIMCO Total Return VP	22.95%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica PIMCO Total Return VP	15.34%
Transamerica Asset Allocation - Conservative VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica PIMCO Total Return VP	14.76%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica PIMCO Total Return VP		25.68%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica PIMCO Total Return VP		23.97%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica PIMCO Total Return VP		9.30%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica PIMCO Total Return VP		8.05%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica PIMCO Total Return VP		7.05%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica ProFund UltraBear VP		47.70%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica ProFund UltraBear VP		33.60%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica ProFund UltraBear VP		6.80%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Small/Mid Cap Value VP	40.55%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Small/Mid Cap Value VP	11.96%

82

Name and Address	Portfolio Name	Initial	Service

Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Small/Mid Cap Value VP	9.49%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Small/Mid Cap Value VP	9.18%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Small/Mid Cap Value VP	7.85%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Small/Mid Cap Value VP	6.40%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Small/Mid Cap Value VP		51.05%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Small/Mid Cap Value VP		13.51%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Small/Mid Cap Value VP		8.41%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Small/Mid Cap Value VP		5.13%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica T. Rowe Price Small Cap VP	40.89%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica T. Rowe Price Small Cap VP	12.51%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica T. Rowe Price Small Cap VP	11.77%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica T. Rowe Price Small Cap VP	8.82%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica T. Rowe Price Small Cap VP	6.63%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica T. Rowe Price Small Cap VP	5.32%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica T. Rowe Price Small Cap VP		35.56%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica T. Rowe Price Small Cap VP		15.96%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica T. Rowe Price Small Cap VP		11.24%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica T. Rowe Price Small Cap VP		7.26%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica T. Rowe Price Small Cap VP		6.92%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Third Avenue Value VP	38.81%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Third Avenue Value VP	25.56%

83

Name and Address	Portfolio Name	Initial	Service

Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Third Avenue Value VP	19.44%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Third Avenue Value VP	7.40%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Third Avenue Value VP		73.76%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Third Avenue Value VP		16.59%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica U.S. Government Securities VP	44.77%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica U.S. Government Securities VP	17.66%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica U.S. Government Securities VP	11.56%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica U.S. Government Securities VP		32.61%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica U.S. Government Securities VP		23.04%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica U.S. Government Securities VP		6.72%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica WMC Diversified Growth II VP	100.00%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica WMC Diversified Growth VP	32.68%
Transamerica Asset Allocation - Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica WMC Diversified Growth VP	14.72%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica WMC Diversified Growth VP	9.16%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica WMC Diversified Growth VP	7.52%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica WMC Diversified Growth VP	7.30%
Transamerica Asset Allocation - Moderate VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica WMC Diversified Growth VP	6.64%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica WMC Diversified Growth VP		46.66%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica WMC Diversified Growth VP		14.66%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica WMC Diversified Growth VP		7.77%
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica WMC Diversified Growth VP		6.26%

84

Name and Address	Portfolio Name	Initial	Service

Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica WMC Diversified Growth VP		5.52%
Transamerica Life Insurance Company 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica WMC Diversified Growth VP		5.07%

TAXES

Shares of the portfolios are offered only to the Separate Accounts, which fund the Policies and Contracts, and to the Asset Allocation Portfolios. See the respective prospectuses for the Policies and Contracts for a discussion of the special taxation of insurance companies with respect to the Separate Accounts and of the Policies, the Contracts and the holders thereof.

Each portfolio has either qualified, and expects to continue to qualify, or will qualify in its initial year, and thereafter will continue to qualify, for treatment as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). In order to qualify for that treatment, a portfolio must distribute to its stockholders for each taxable year at least the sum of 90% of its investment company taxable income, computed without regard to the dividends-paid deduction, and 90% of its net exempt-interest income, if any. Each portfolio must also meet several other requirements. These requirements include the following: (1) the portfolio must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership (the “Income Requirement”); (2) at the close of each quarter of the portfolio’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities (limited in respect of any one issuer of such other securities to an amount not greater than 5% of the value of the portfolio’s total assets and to not more than 10% of the outstanding voting securities of the issuer); and (3) at the close of each quarter of the portfolio’s taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer, in those of two or more issuers that the portfolio controls and that are engaged in the same or similar trade or business, or in those of one or more qualified publicly traded partnerships. If each portfolio qualifies as a RIC and timely distributes to its shareholders substantially all of its net income and net capital gain, then each portfolio should have little or no income taxable to it under the Code.

As noted in the prospectus, certain separate accounts are required to meet diversification requirements under Section 817(h) of the Code and the regulations thereunder in order for the Policies and Contracts funded by those separate accounts to qualify for their expected tax treatment. Such requirements place certain limitations on the proportion of a separate account’s assets that may be represented by any four or fewer investments. Specifically, such a separate account must in general diversify its holdings so that on the last day of each calendar quarter (or within 30 days after such last day) no more than 55% of its assets are represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For purposes of Section 817(h) of the Code, all securities of the same issuer are treated as a single investment, all interests in the same real property project are treated as a single investment, and all interests in the same commodity are treated as a single investment. In addition, each U.S. Government agency or instrumentality is treated as a separate issuer, while the securities of any particular foreign government and its agencies, instrumentalities and political subdivisions all will be considered securities issued by the same issuer.

If a portfolio qualifies as a RIC and its shares are held only by certain tax-exempt trusts and separate accounts and certain other permitted investors (including the Asset Allocation Portfolios if they are themselves only owned by those permitted investors), the Section 817(h) diversification requirements will be applied by looking through to the assets of the portfolio, rather than treating the interest in the portfolio as a separate investment of each separate account investing in the portfolio. Each portfolio intends to comply with the Section 817(h) diversification requirements so that, assuming such look-through treatment is available, any separate account invested wholly in that portfolio would satisfy those diversification requirements.

If a portfolio fails to qualify as a RIC, the portfolio will be subject to federal corporate taxes on its taxable income and gains (without any deduction for its distributions to its shareholders), and distributions to its shareholders will constitute ordinary income to the extent of such portfolio’s available earnings and profits. In addition, if a portfolio fails to qualify as a RIC, fails to comply with the diversification requirements of Section 817(h) of the Code and the regulations thereunder, or fails to limit the holding of portfolio shares to the permitted investors described above, then Policies and Contracts funded by that portfolio (or by any Asset Allocation Portfolio invested in that portfolio) might not qualify as life insurance policies or annuity contracts under the Code, and owners of such Policies and Contracts could be currently taxed on all investment earnings under their Policies and Contracts that have accrued during or prior to the year in which the failure occurs. In such a case, current taxation could also be required in all future taxable periods. For additional information concerning the consequences of failure to meet the requirements of Section 817(h), see the prospectuses for the Policies or the Contracts.

85

Transamerica BlackRock Global Allocation VP invests all of its assets in BlackRock Global Asset Allocation V.I. Fund, a series of BlackRock Variable Series Funds, Inc. (the “BlackRock Fund”) which has agreed to maintain its qualification as a RIC, to comply with the diversification requirements of Section 817(h) of the Code and the regulations thereunder, and to limit the holding of its shares to the permitted investors described above. If the BlackRock Fund fails to qualify as a RIC, fails to comply with such diversification requirements, or fails to limit the holding of its shares to the permitted investors described above, then Policies and Contracts funded by Transamerica BlackRock Global Allocation VP (or by any Asset Allocation Portfolio invested in Transamerica BlackRock Global Allocation VP) might not qualify as life insurance policies or annuity contracts under the Code, and owners of such Policies and Contracts could be currently taxed on all investment earnings under their Policies and Contracts that have accrued during or prior to the year in which the failure occurs. In such a case, current taxation could also be required in all future taxable periods. For additional information concerning the consequences of failure to meet the requirements of Section 817(h), see the prospectuses for the Policies or the Contracts.

For a Policy or a Contract to qualify for tax-favored treatment, assets in the Separate Accounts supporting the Policy or Contract must be considered to be owned by the insurance company and not by the Policy or Contract owner. Under current U.S. tax law, if an owner has excessive control over the investments made by a separate, account the owner will be taxed currently on income and gains from the account or portfolio.

Generally, according to the IRS, there are two ways that impermissible investor control may exist. The first relates to the design of the policy or contract or the relationship between the policy or contract and a separate account or underlying portfolio. For example, at various times, the IRS has focused on, among other factors, the number and type of investment choices available pursuant to a given variable policy or contract, whether the policy or contract offers access to portfolios that are available to the general public, the number of transfers that a policy or contract owner may make from one investment option to another, and the degree to which a policy or contract owner may select or control particular investments.

With respect to this first aspect of investor control, the relationship between the portfolios and the Policies and Contracts is designed to satisfy the current expressed view of the IRS on this subject, such that the investor control doctrine should not apply. However, because of some uncertainty with respect to this subject and because the IRS may issue further guidance on this subject, the portfolios reserve the right to make such changes as are deemed necessary or appropriate to reduce the risk that your Policy or Contract might be subject to current taxation because of investor control.

The second way that impermissible investor control might exist concerns your actions. Under the IRS pronouncements, you may not select or control particular investments, other than choosing among broad investment choices such as selecting a particular portfolio. You thus may not select or direct the purchase or sale of a particular investment of the portfolios. All investment decisions concerning the portfolios must be made by the portfolio managers in their sole and absolute discretion, and not by the policy or contract owner.

Furthermore, under the IRS pronouncements, you may not communicate directly or indirectly with such portfolio managers or any related investment officers concerning the selection, quality, or rate of return of any specific investment or group of investments held by the portfolios.

The IRS may issue additional guidance on the investor control doctrine, which might further restrict your actions or features of your Policy or Contract. Such guidance could be applied retroactively. If any of the rules outlined above are not complied with, the IRS may seek to tax you currently on income and gains from the portfolios such that you would not derive the tax benefits normally associated with variable life insurance or variable annuities. Such an event may have an adverse impact on the Policies and Contracts.

Under the Code, certain portfolios will be subject to a nondeductible 4% federal excise tax on a portion of their undistributed ordinary income and capital gain net income if they fail to meet certain distribution requirements. The portfolios intend to make any required distributions in a timely manner and accordingly do not expect to be subject to the excise tax.

If a portfolio invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the portfolio elects to include market discount in income currently), the portfolio will accrue income on such investments for each taxable year, prior to the receipt of corresponding cash payments. However, the portfolio must distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income, to qualify for treatment as a RIC under the Code and avoid U.S. federal income and excise taxes. Therefore, the portfolio may have to dispose of portfolio securities, potentially under disadvantageous circumstances, to generate cash, or may have to borrow the cash, to satisfy distribution requirements. Such a disposition of securities may potentially result in additional taxable gain or loss to the portfolio.

The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the income received in connection therewith by the portfolios. Income from the disposition of foreign currencies, and income from transactions in

86

options, futures, and forward contracts derived by a portfolio with respect to its business of investing in securities or foreign currencies, generally will qualify as permissible income for purposes of the Income Requirement.

Portfolios investing in foreign securities or currencies may be required to pay withholding, income or other taxes to foreign governments or U.S. possessions. The investment yield of any portfolio that invests in foreign securities or currencies would be reduced by any such foreign taxes. Holders of Policies or Contracts investing in such portfolios indirectly bear the cost of any foreign taxes but will not be able to claim a foreign tax credit or deduction for these foreign taxes. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes.

If a portfolio acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties, or capital gain) or that hold at least 50% of their average total assets over the taxable year in investments that produce (or that are held for the production of) such passive income (“passive foreign investment companies”), that portfolio could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies and gain from the sale of stock in such companies, even if all income or gain actually received by the portfolio is timely distributed to its shareholders. The portfolio would not be able to pass through to its shareholders any credit or deduction for such a tax. As a result, owners of variable life insurance contracts and variable annuity contracts investing in such portfolios ultimately would bear the cost of these taxes and interest charges. Certain elections may, if available, ameliorate these adverse tax consequences. Any such election, however, may require the applicable portfolio to recognize taxable income or gain without the concurrent receipt of cash, and the portfolio must distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income, to qualify for treatment as a RIC under the Code and avoid U.S. federal income and excise taxes. Therefore, the portfolio may have to dispose of portfolio securities, potentially under disadvantageous circumstances, to generate cash, or may have to borrow the cash, to satisfy distribution requirements. Such a disposition of securities may potentially result in additional taxable gain or loss to the portfolio. Any portfolio that acquires stock in foreign corporations may limit and/or manage its holdings in passive foreign investment companies to minimize or reduce its tax liability.

Certain portfolios may invest in ETFs and exchange-traded notes (“ETNs”). Depending on an ETF’s structure and its underlying investments, an ETF may produce income that is not permissible income for purposes of the Income Requirement. Any portfolio that invests in ETFs will limit and/or manage its holdings of ETFs with a view to complying with the requirements for qualification as a RIC. For tax purposes, ETNs are generally treated as debt obligations of the issuer, which generally produce permissible income for purposes of the Income Requirement.

The foregoing is only a general summary of some of the important federal income tax considerations generally affecting the portfolios and their shareholders. No attempt is made to present a complete explanation of the federal tax treatment of the portfolios’ activities, and this discussion and the discussion in the prospectuses and/or statements of additional information for the Policies and Contracts are not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisers for more detailed information and for information regarding any state, local, or foreign taxes applicable to the Policies, the Contracts and the holders thereof.

OTHER INFORMATION

THE TRUST

As described in the prospectus, the Trust offers two classes of shares for each portfolio. The Trust is currently comprised of 150 operational portfolios.

FINANCIAL STATEMENTS

The audited financial statements and financial highlights for each portfolio of the Trust for the year ended December 31, 2009 appearing in the 2009 Annual Report (as filed March 1, 2010 - Accession #0001104659-10-010647) are incorporated by reference into this SAI.

INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTANTS

Ernst & Young LLP, 5 Times Square, New York, NY 10036 , serves as the Trust’s independent registered public accounting firm providing audit and accounting services including (a) audit of the annual financial statements, (b) assistance and consultation with respect to filings with the SEC and (c) preparation of annual income tax returns.

CUSTODIAN

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State Street Bank & Trust (“State Street”), located at 200 Clarendon Street, 16th Floor, Boston, Massachusetts 02116, serves as the Trust’s Custodian and Dividend Disbursing Agent. State Street provides comprehensive asset administrative services to the Trust and other members of the financial industry which include: multi-currency accounting, institutional transfer agency services, domestic and global custody, performance measures, foreign exchange, and securities lending and mutual fund administrative services.

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APPENDIX A

DESCRIPTION OF PORTFOLIO SECURITIES

The following is intended only as a supplement to the information contained in the prospectus and should be read only in conjunction with the prospectus. Terms defined in the prospectus and not defined herein have the same meanings as those in the prospectus.

1. Certificate of Deposit.* A certificate of deposit generally is a short-term, interest bearing negotiable certificate issued by a commercial bank or savings and loan association against funds deposited in the issuing institution.

2. Eurodollar Certificate of Deposit.* A Eurodollar certificate of deposit is a short-term obligation of a foreign subsidiary of a U.S. bank payable in U.S. dollars.

3. Floating Rate Note.* A floating rate note is debt issued by a corporation or commercial bank that is typically several years in term but whose interest rate is reset every one to six months.

4. Inverse Floating Rate Securities.* Inverse floating rate securities are similar to floating rate securities except that their coupon payments vary inversely with an underlying index by use of a formula. Inverse floating rate securities tend to exhibit greater price volatility than other floating rate securities.

5. Floating Rate Obligations.* Floating rate obligations generally exhibit a low price volatility for a given stated maturity or average life because their coupons adjust with changes in interest rates.

6. Time Deposit.* A time deposit is a deposit in a commercial bank for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.

7. Bankers’ Acceptance.* A bankers’ acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

8. Variable Amount Master Demand Note.* A variable amount master demand note is a note which fixes a minimum and maximum amount of credit and provides for lending and repayment within those limits at the discretion of the lender. Before investing in any variable amount master demand notes, a portfolio will consider the liquidity of the issuer through periodic credit analysis based upon publicly available information.

9. Preferred Stocks. Preferred stocks are securities which represent an ownership interest in a corporation and which give the owner a prior claim over common stock on the corporation’s earnings and assets. Preferred stock generally pays quarterly dividends. Preferred stocks may differ in many of their provisions. Among the features that differentiate preferred stock from one another are the dividend rights, which may be cumulative or non-cumulative and participating or non-participating, redemption provisions, and voting rights. Such features will establish the income return and may affect the prospects for capital appreciation or risks of capital loss.

10. Convertible Securities. A portfolio may invest in debt securities convertible into or exchangeable for equity securities, or debt securities that carry with them the right to acquire equity securities, as evidenced by warrants attached to such securities or acquired as part of units of the securities. Such securities normally pay less current income than securities into which they are convertible, and the concomitant risk of loss from declines in those values.

11. Commercial Paper.* Commercial paper is a short-term promissory note issued by a corporation primarily to finance short-term credit needs.

12. Repurchase Agreement.* A repurchase agreement is an instrument under which a portfolio acquires ownership of a debt security and the seller agrees to repurchase the obligation at a mutually agreed upon time and price. The total amount received on repurchase is calculated to exceed the price paid by the portfolio, reflecting an agreed upon market rate of interest for the period from the time of a portfolio’s purchase of the security to the settlement date (i.e., the time of repurchase), and would not necessarily relate to the interest rate on the underlying securities. A portfolio will only enter into repurchase agreements with underlying securities consisting of U.S. Government or government agency securities.

13. Reverse Repurchase Agreement. A reverse repurchase agreement involves the sale of securities held by a portfolio, with an agreement to repurchase the securities at an agreed upon price, date and interest payment. A portfolio will use the proceeds of the reverse repurchase agreements to purchase other money market securities maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. A portfolio will utilize reverse repurchase agreements when the interest income to be earned from the investment of the proceeds from the transaction is greater than the interest expense of the reverse repurchase transactions.

14. Asset-Backed Securities. A portfolio may invest in securities backed by automobile receivables and credit card receivables and other securities backed by other types of receivables or other assets. Credit support for asset-backed securities may be based on the underlying assets and/or provided through credit enhancements by a third party. Credit enhancement techniques include letters of credit, insurance bonds, limited guarantees (which are generally provided by the issuer), senior-subordinated structures and over-collateralization.

15. Mortgage-Backed Securities. A portfolio may purchase mortgage-backed securities issued by government and non-government entities such as banks, mortgage lenders, or other financial institutions. Mortgage-backed securities include mortgage pass-through securities, mortgage-backed bonds, and mortgage pay-through securities. A mortgage pass-through security is a pro-rata interest in a pool of mortgages where the cash flow generated from the mortgage collateral is passed through to the security holder. Mortgage-backed bonds are general obligations of their issuers, payable out of the issuers’ general funds and additionally secured by a first lien on a pool of mortgages. Mortgage pay-through securities exhibit characteristics of both pass-through and mortgage-backed bonds. Mortgage-backed securities also include other debt obligations secured by mortgages on commercial real estate or residential properties. Other types of mortgage-backed securities will likely be developed in the future, and a portfolio may invest in them if it is determined they are consistent with the portfolio’s investment objective and policies.

16. Collateralized Mortgage Obligations. (“CMOs”) are pay-through securities collateralized by mortgages or mortgage-backed securities. CMOs are issued in classes and series that have different maturities and interest rates.

17. Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are created when the principal and interest payments of a mortgage-backed security are separated by a U.S. Government agency or a financial institution. The holder of the “principal-only” security receives the principal payments made by the underlying mortgage-backed security, while the holder of the “interest-only” security receives interest payments from the same underlying security.

The value of mortgage-backed securities may change due to changes in the market’s perception of issuers. In addition, the mortgage securities market in general may be adversely affected by regulatory or tax changes. Non-governmental mortgage-backed securities may offer a higher yield than those issued by government entities but also may be subject to greater price change than government securities.

Like most mortgage securities, mortgage-backed securities are subject to prepayment risk. When prepayment occurs, unscheduled or early payments are made on the underlying mortgages, which may shorten the effective maturities of those securities and may lower their total return. Furthermore, the prices of stripped mortgage-backed securities can be significantly affected by changes in interest rates as well. As interest rates fall, prepayment rates tend to increase, which in turn tends to reduce prices of “interest-only” securities and increase prices of “principal-only” securities. Rising interest rates can have the opposite effect.

18. Financing Corporation Securities. (“FICOs”) are debt obligations issued by the Financing Corporation. The Financing Corporation was originally created to recapitalize the Federal Savings and Loan Insurance Corporation (“FSLIC”) and now functions as a financing vehicle for the FSLIC Resolution Fund, which received substantially all of FSLIC’s assets and liabilities.

19. U.S. Government Securities. U.S. Government securities are securities issued by or guaranteed by the U.S. Government or its agencies or instrumentalities. U.S. Government securities have varying degrees of government backing. They may be backed by the credit of the U.S. Government as a whole or only by the issuing agency or instrumentality. For example, securities issued by the Financing Corporation are supported only by the credit of the Financing Corporation, and not by the U.S. Government. Securities issued by the Federal Home Loan Banks and the Federal National Mortgage Association (“FNMA”) are supported by the agency’s right to borrow money from the U.S. Treasury under certain circumstances. U.S. Treasury bonds, notes, and bills, and some agency securities, such as those issued by the Government National Mortgage Association (“GNMA”), are backed by the full faith and credit of the U.S. Government as to payment of principal and interest and are the highest quality U.S. Government securities. Each portfolio, and its share price and yield, are not guaranteed by the U.S. Government.

20. Zero Coupon Bonds. Zero coupon bonds are created three ways:

1) U.S. TREASURY STRIPS (Separate Trading of Registered Interest and Principal of Securities) are created when the coupon payments and the principal payment are stripped from an outstanding Treasury bond by the Federal Reserve Bank. Bonds issued by the Resolution Funding Corporation (“REFCORP”) and the Financial Corporation (“FICO”) also can be stripped in this fashion.

2) STRIPS are created when a dealer deposits a Treasury Security or a federal agency security with a custodian for safe keeping and then sells the coupon payments and principal payment that will be generated by this security separately. Proprietary receipts, such as Certificates of Accrual on Treasury Securities (“CATS”), Treasury Investment Growth Receipts (“TIGRS”), and generic Treasury Receipts (“TRs”), are stripped U.S. Treasury securities separated into their component parts through custodial arrangements established by their broker sponsors. FICO bonds have been stripped in this fashion. The portfolios have been advised that the staff of the Division of Investment Management of the SEC does not consider such privately stripped obligations to be U.S. Government securities, as defined by the 1940 Act. Therefore, the portfolios will not treat such obligations as U.S. Government securities for purposes of the 65% portfolio composition ratio.

3) ZERO COUPON BONDS can be issued directly by federal agencies and instrumentalities, or by corporations. Such issues of zero coupon bonds are originated in the form of a zero coupon bond and are not created by stripping an outstanding bond.

Zero coupon bonds do not make regular interest payments. Instead they are sold at a deep discount from their face value. Because a zero coupon bond does not pay current income, its price can be very volatile when interest rates change. In calculating its dividends, the Fund takes into account as income a portion of the difference between zero coupon bond’s purchase price and its face value.

21. Bond Warrants. A warrant is a type of security that entitles the holder to buy a proportionate amount of a bond at a specified price, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. Warrants generally trade in the open market and may be sold rather than exercised.

22. Obligations of Supranational Entities. Obligations of supranational entities include those of international organizations designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank and the Inter-American Development Bank. The governmental members, or “stockholders,” usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. Each supranational entity’s lending activities are limited to a percentage of its total capital (including “callable capital” contributed by members at the entity’s call), reserves and net income. There is no assurance that foreign governments will be able or willing to honor their commitments.

23. Equipment Lease and Trust Certificates. A portfolio may invest in equipment lease and trust certificates, which are debt securities that are secured by direct or indirect interest in specified equipment or equipment leases (including, but not limited to, railroad rolling stock, planes, trucking or shipping fleets, or other personal property).

24. Trade Claims. Trade claims are interests in amounts owed to suppliers of goods or services and are purchased from creditors of companies in financial difficulty.

*

Short-term Securities. Certificates of deposit, commercial paper or bankers’ acceptances, and will be entered only with primary dealers. While a portfolio may invest in repurchase agreements for periods up to 30 days, it is expected that typically such periods will be for a week or less. The staff of the SEC has taken the position that repurchase agreements of greater than seven days together with other illiquid investments should be limited to an amount not in excess of 15% of a portfolio’s net assets.

Although repurchase transactions usually do not impose market risks on the purchaser, a portfolio would be subject to the risk of loss if the seller fails to repurchase the securities for any reason and the value of the securities is less than the agreed upon repurchase price. In addition, if the seller defaults, a portfolio may incur disposition costs in connection with liquidating the securities. Moreover, if the seller is insolvent and bankruptcy proceedings are commenced, under current law, a portfolio could be ordered by a court not to liquidate the securities for an indeterminate period of time and the amount realized by a portfolio upon liquidation of the securities may be limited.

APPENDIX B

BRIEF EXPLANATION OF RATING CATEGORIES

	Bond Rating	Explanation

STANDARD & POOR’S CORPORATION	AAA	Highest rating; extremely strong capacity to pay principal and interest.
AA

High quality; very strong capacity to pay principal and interest. Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.

BBB

Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.

BB, B, and CC, C

Predominantly speculative with respect to the issuer’s capacity to meet required interest and principal payments, BB – lowest degree of speculation, C – the highest degree of speculation. Quality and protective characteristics outweighed by large uncertainties or major risk exposure to adverse conditions.

	D	In default.

Plus (+) or Minus (-) — The ratings from “AA” to “BBB” may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

Unrated — Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

	Bond Rating	Explanation

MOODY’S INVESTORS SERVICE, INC.	A	Highest quality, smallest degree of investment risk.
	Aa	High quality; together with Aaa bonds, they compose the high-grade bond group.
	A	Upper-medium grade obligations; many favorable investment attributes.
Baa

Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be unreliable over any great length of time.

	Ba	More uncertain, with speculative elements. Protection of interest and principal payments not well safeguarded during good and bad times.
	B	Lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time.
	Caa	Poor standing, may be in default; elements of danger with respect to principal or interest payments.
	Ca	Speculative in a high degree; could be in default or have other marked shortcomings.
	C	Lowest rated; extremely poor prospects of ever attaining investment standing.

Note: Moody’s appends numerical modifiers “1”, “2” and “3” to each generic rating classification from “Aa” through “Caa.” The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Unrated — Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following: 1. An application for rating was not received or accepted. 2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy. 3. There is lack of essential data pertaining to the issue or issuer. 4. The issue was privately placed, in which case the rating is not published in Moody’s publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

	Bond Rating	Explanation

FITCH, INC.	AAA

Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. “AA” ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. “A” ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. “BBB” ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB

Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

Highly speculative. “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C

High default risk. “CCC” ratings indicate that default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A “CC” rating indicates that default of some kind appears probable. “C” ratings signal imminent default.

DDD, DD, D

Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. “DDD” obligations have the highest potential for recovery, around 90%–100% of outstanding amounts and accrued interest. “DD” indicates potential recoveries in the range of 50%–90%, and “D” the lowest recovery potential; i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated “DDD” have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated “DD” and “D” are generally undergoing a formal reorganization or liquidation process; those rated “DD” are likely to satisfy a higher portion of their outstanding obligations, while entities rated “D” have a poor prospect for repaying all obligations.

Plus (+) or Minus (-) — may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA category, to categories below CCC, or to short-term ratings.

NR - A designation of “NR” or “Not Rated” is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

Short-Term Credit Ratings — A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

Withdrawal may occur if the information available is inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive,” indicating a potential upgrade, “Negative,” for a potential downgrade, or “Evolving,” if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are “stable” could be downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as Evolving.

The above is a brief summary of the ratings used by Moody’s, Standard & Poor’s and Fitch. This information does not purport to be a complete description of the ratings and is based on information from their websites. The ratings represent their opinions as to the quality of various debt obligations. It should be emphasized, however, that ratings are not absolute standards of quality. As described by the rating agencies, ratings are generally given to securities at the time of issuances. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

APPENDIX C

INVESTMENT ADVISER AND SUB-ADVISERS’ PROXY VOTING POLICIES AND PROCEDURES

AEGON USA Investment Management, LLC

SECURITIES VOTING POLICY GUIDELINES

The following is a concise summary of AUIM’s securities voting policy guidelines.

1. Auditors

Vote FOR proposals to ratify auditors, unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent,

•	Fees for non-audit services are excessive, or

•	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.

2. Board of Directors

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chairman (Separate Chairman/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

Majority of Independent Directors/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by AUIM’s definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3. Shareholder Rights

Shareholder Ability to Act by Written Consent

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

Cumulative Voting

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company’s other governance provisions.

Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived. Vote FOR management proposals to adopt confidential voting.

4. Proxy Contests

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management’s track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

5. Poison Pills

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill and management proposals to ratify a poison pill.

6. Mergers and Corporate Restructurings

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7. Reincorporation Proposals

Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8. Capital Structure

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

•	It is intended for financing purposes with minimal or no dilution to current shareholders

•	It is not designed to preserve the voting power of an insider or significant shareholder

9. Executive and Director Compensation

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. AUIM reviews Executive and Director compensation plans (including broad-based option plans) in the context of the transfer of shareholder wealth. This review encompasses not only a comparison of a plan relative to peer companies, but also on an absolute basis, considering the cost of the plan vs. the operating income and overall profitability of the firm in question.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

Management Proposals Seeking Approval to Reprice Options

Vote AGAINST proposals by management seeking approval to reprice options.

Employee Stock Purchase Plans

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

•	Purchase price is at least 85 percent of fair market value

•	Offering period is 27 months or less, and

•	Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions apply.

Shareholder Proposals on Compensation

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

10. Social and Environmental Issues

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

BlackRock Investment Management, LLC

Proxy Voting Policies and Procedures

For BlackRock Advisors, LLC and Its Affiliated SEC Registered Investment Advisers
Effective June, 2008
Table of Contents

These Proxy Voting Policies and Procedures (the “Policy”) for BlackRock Advisors, LLC and its affiliated U.S. registered investment advisers1 (“BlackRock”) reflect our duty as a fiduciary under the Investment Advisers Act of 1940 (the “Advisers Act”) to vote proxies in the best interests of our clients. BlackRock serves as the investment manager for investment companies, other commingled investment vehicles and/or separate accounts of institutional and other clients. The right to vote proxies for securities held in such

1 The Policy does not apply to BlackRock Asset Management U.K. Limited and BlackRock Investment Managers International Limited, which are U.S. registered investment advisers based in the United Kingdom.

accounts belongs to BlackRock’s clients. Certain clients of BlackRock have retained the right to vote such proxies in general or in specific circumstances.1 Other clients, however, have delegated to BlackRock the right to vote proxies for securities held in their accounts as part of BlackRock’s authority to manage, acquire and dispose of account assets.

When BlackRock votes proxies for a client that has delegated to BlackRock proxy voting authority, BlackRock acts as the client’s agent. Under the Advisers Act, an investment adviser is a fiduciary that owes each of its clients a duty of care and loyalty with respect to all services the adviser undertakes on the client’s behalf, including proxy voting. BlackRock is therefore subject to a fiduciary duty to vote proxies in a manner BlackRock believes is consistent with the client’s best interests,2 whether or not the client’s proxy voting is subject to the fiduciary standards of the Employee Retirement Income Security Act of 1974 (“ERISA”).3 When voting proxies for client accounts (including investment companies), BlackRock’s primary objective is to make voting decisions solely in the best interests of clients and ERISA clients’ plan beneficiaries and participants. In fulfilling its obligations to clients, BlackRock will seek to act in a manner that it believes is most likely to enhance the economic value of the underlying securities held in client accounts.4 It is imperative that BlackRock considers the interests of its clients, and not the interests of BlackRock, when voting proxies and that real (or perceived) material conflicts that may arise between BlackRock’s interest and those of BlackRock’s clients are properly addressed and resolved.

Advisers Act Rule 206(4)-6 was adopted by the SEC in 2003 and requires, among other things, that an investment adviser that exercises voting authority over clients’ proxy voting adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of clients, discloses to its clients information about those policies and procedures and also discloses to clients how they may obtain information on how the adviser has voted their proxies.

In light of such fiduciary duties, the requirements of Rule 206(4)-6, and given the complexity of the issues that may be raised in connection with proxy votes, BlackRock has adopted these policies and procedures. BlackRock’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Committee”), addresses proxy voting issues on behalf of BlackRock and its clients.5 The Committee is comprised of senior members of BlackRock’s Portfolio Management Group and advised by BlackRock’s Legal and Compliance Department.

I. SCOPE OF COMMITTEE RESPONSIBILITIES

The Committee shall have the responsibility for determining how to address proxy votes made on behalf of all BlackRock clients, except for clients who have retained the right to vote their own proxies, either generally or on any specific matter. In so doing, the Committee shall seek to ensure that proxy votes are made in the best interests of clients, and that proxy votes are determined in a manner free from unwarranted or inappropriate influences. The Committee shall also oversee the overall administration of proxy voting for BlackRock accounts.6

The Committee shall establish BlackRock’s proxy voting guidelines, with such advice, participation and research as the Committee deems appropriate from portfolio managers, proxy voting services or other knowledgeable interested parties. As it is anticipated that there will not necessarily be a “right” way to vote proxies on any given issue applicable to all facts and circumstances, the Committee shall also be responsible for determining how the proxy voting guidelines will be applied to specific proxy votes, in light of each issuer’s unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternative actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated guidelines.

The Committee may determine that the subject matter of certain proxy issues are not suitable for general voting guidelines and requires a case-by-case determination, in which case the Committee may elect not to adopt a specific voting guideline applicable to such issues. BlackRock believes that certain proxy voting issues – such as approval of mergers and other significant corporate transactions – require investment analysis akin to investment decisions, and are therefore not suitable for general guidelines. The Committee may elect to adopt a common BlackRock position on certain proxy votes that are akin to investment decisions, or

1 In certain situations, a client may direct BlackRock to vote in accordance with the client’s proxy voting policies. In these situations, BlackRock will seek to comply with such policies to the extent it would not be inconsistent with other BlackRock legal responsibilities.

2 Letter from Harvey L. Pitt, Chairman, SEC, to John P.M. Higgins, President, Ram Trust Services (February 12, 2002) (Section 206 of the Investment Advisers Act imposes a fiduciary responsibility to vote proxies fairly and in the best interests of clients); SEC Release No. IA-2106 (February 3, 2003).

3 DOL Interpretative Bulletin of Sections 402, 403 and 404 of ERISA at 29 C.F.R. 2509.94-2

4 Other considerations, such as social, labor, environmental or other policies, may be of interest to particular clients. While BlackRock is cognizant of the importance of such considerations, when voting proxies it will generally take such matters into account only to the extent that they have a direct bearing on the economic value of the underlying securities. To the extent that a BlackRock client desires to pursue a particular social, labor, environmental or other agenda through the proxy votes made for its securities held through BlackRock as investment adviser, BlackRock encourages the client to consider retaining direct proxy voting authority or to appoint independently a special proxy voting fiduciary other than BlackRock.

5 Subject to the Proxy Voting Policies of Merrill Lynch Bank & Trust Company FSB, the Committee may also function jointly as the Proxy Voting Committee for Merrill Lynch Bank & Trust Company FSB trust accounts managed by personnel dually-employed by BlackRock.

6 The Committee may delegate day-to-day administrative responsibilities to other BlackRock personnel and/or outside service providers, as appropriate.

determine to permit portfolio managers to make individual decisions on how best to maximize economic value for the accounts for which they are responsible (similar to normal buy/sell investment decisions made by such portfolio managers).1

While it is expected that BlackRock, as a fiduciary, will generally seek to vote proxies over which BlackRock exercises voting authority in a uniform manner for all BlackRock clients, the Committee, in conjunction with the portfolio manager of an account, may determine that the specific circumstances of such account require that such account’s proxies be voted differently due to such account’s investment objective or other factors that differentiate it from other accounts. In addition, on proxy votes that are akin to investment decisions, BlackRock believes portfolio managers may from time to time legitimately reach differing but equally valid views, as fiduciaries for BlackRock’s clients, on how best to maximize economic value in respect of a particular investment.

The Committee will also be responsible for ensuring the maintenance of records of each proxy vote, as required by Advisers Act Rule 204-2.9 All records will be maintained in accordance with applicable law. Except as may be required by applicable legal requirements, or as otherwise set forth herein, the Committee’s determinations and records shall be treated as proprietary, nonpublic and confidential.

The Committee shall be assisted by other BlackRock personnel, as may be appropriate. In particular, the Committee has delegated to the BlackRock Operations Department responsibility for monitoring corporate actions and ensuring that proxy votes are submitted in a timely fashion. The Operations Department shall ensure that proxy voting issues are promptly brought to the Committee’s attention and that the Committee’s proxy voting decisions are appropriately disseminated and implemented.

To assist BlackRock in voting proxies, the Committee may retain the services of a firm providing such services. BlackRock has currently retained Risk Metrics Group, Inc. in that role. Risk Metrics Group, Inc. is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to BlackRock may include, but are not limited to, in-depth research, voting recommendations (which the Committee is not obligated to follow), vote execution, and recordkeeping.

II. SPECIAL CIRCUMSTANCES

A. Routine Consents

BlackRock may be asked from time to time to consent to an amendment to, or grant a waiver under, a loan agreement, partnership agreement, indenture or other governing document of a specific financial instrument held by BlackRock clients. BlackRock will generally treat such requests for consents not as “proxies” subject to these Proxy Voting Policies and Procedures but as investment matters to be dealt with by the responsible BlackRock investment professionals, provided that such consents (i) do not relate to the election of a board of directors or appointment of auditors of a public company, and (ii) either (A) would not otherwise materially affect the structure, management or control of a public company, or (B) relate to a company in which BlackRock clients hold only interests in bank loans or debt securities and are consistent with customary standards and practices for such instruments.

B. Securities on Loan

Registered investment companies that are advised by BlackRock as well as certain of our advisory clients may participate in securities lending programs. Under most securities lending arrangements, securities on loan may not be voted by the lender (unless the loan is recalled). BlackRock believes that each client has the right to determine whether participating in a securities lending program enhances returns, to contract with the securities lending agent of its choice and to structure a securities lending program, through its lending agent, that balances any tension between loaning and voting securities in a matter that satisfies such client. If client has decided to participate in a securities lending program, BlackRock will therefore defer to the client’s determination and not attempt to seek recalls solely for the purpose of voting routine proxies as this could impact the returns received from securities lending and make the client a less desirable lender in a marketplace. Where a client retains a lending agent that is unaffiliated with BlackRock, BlackRock will generally not seek to vote proxies relating to securities on loan because BlackRock does not have a contractual right to recall such loaned securities for the purpose of voting proxies. Where BlackRock or an affiliate acts as the lending agent, BlackRock will also generally not seek to recall loaned securities for proxy voting purposes, unless the portfolio manager responsible for the account or the Committee determines that voting the proxy is in the client’s best interest and requests that the security be recalled.

1 The Committee will normally defer to portfolio managers on proxy votes that are akin to investment decisions except for proxy votes that involve a material conflict of interest, in which case it will determine, in its discretion, the appropriate voting process so as to address such conflict.

2 The Committee may delegate the actual maintenance of such records to an outside service provider. Currently, the Committee has delegated the maintenance of such records to Institutional Shareholder Services.

C. Voting Proxies for Non-US Companies

While the proxy voting process is well established in the United States, voting proxies of non-US companies frequently involves logistical issues which can affect BlackRock’s ability to vote such proxies, as well as the desirability of voting such proxies. These issues include (but are not limited to): (i) untimely notice of shareholder meetings; (ii) restrictions on a foreigner’s ability to exercise votes; (iii) requirements to vote proxies in person; (iv) “shareblocking” (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting); (v) potential difficulties in translating the proxy; and (vi) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions.

As a consequence, BlackRock votes proxies of non-US companies only on a “best-efforts” basis. In addition, the Committee may determine that it is generally in the best interests of BlackRock clients not to vote proxies of companies in certain countries if the Committee determines that the costs (including but not limited to opportunity costs associated with shareblocking constraints) associated with exercising a vote generally are expected to outweigh the benefit the client will derive by voting on the issuer’s proposal. If the Committee so determines in the case of a particular country, the Committee (upon advice from BlackRock portfolio managers) may override such determination with respect to a particular issuer’s shareholder meeting if the Committee believes the benefits of seeking to exercise a vote at such meeting outweighs the costs, in which case BlackRock will seek to vote on a best-efforts basis.

D. Securities Sold After Record Date

With respect to votes in connection with securities held on a particular record date but sold from a client account prior to the holding of the related meeting, BlackRock may take no action on proposals to be voted on in such meeting.

E. Conflicts of Interest

From time to time, BlackRock may be required to vote proxies in respect of an issuer that is an affiliate of BlackRock (a “BlackRock Affiliate”), or a money management or other client of BlackRock (a “BlackRock Client”).1 In such event, provided that the Committee is aware of the real or potential conflict, the following procedures shall apply:

1.

          The Committee intends to adhere to the voting guidelines set forth herein for all proxy issues including matters involving BlackRock Affiliates and BlackRock Clients. If, however, the matter to be voted on represents a non-routine matter that is material to a BlackRock Affiliate or a BlackRock Client and the Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of BlackRock’s clients; and

2.

          if the Committee determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Committee shall determine how to vote the proxy after consulting with the BlackRock Portfolio Management Group and/or the BlackRock Legal and Compliance Department and concluding that the vote cast is in the client’s best interest notwithstanding the conflict.

III. VOTING GUIDELINES

The Committee has determined that it is appropriate and in the best interests of BlackRock’s clients to adopt the following voting guidelines, which represent the Committee’s usual voting position on certain recurring proxy issues that are not expected to involve unusual circumstances. With respect to any particular proxy issue, however, the Committee may elect to vote differently than a voting guideline if the Committee determines that doing so is, in the Committee’s judgment, in the best interest of its clients. The guidelines may be reviewed at any time upon the request of any Committee member and may be amended or deleted upon the vote of a majority of voting Committee members present at a Committee meeting for which there is a quorum.

A. Boards of Directors

These proposals concern those issues submitted to shareholders relating to the composition of the Board of Directors of companies other than investment companies. As a general matter, the Committee believes that a company’s Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company’s business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee therefore believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the

1 Such issuers may include investment companies for which BlackRock provides investment advisory, administrative and/or other services.

interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a Director nominee’s history of representing shareholder interests as a director of other companies, or other factors to the extent the Committee deems relevant.

The Committee’s general policy is to vote:

#	VOTE and DESCRIPTION

A.1	FOR nominees for director of United States companies in uncontested elections, except for nominees who

▪

have missed at least two meetings and, as a result, attended less than 75% of meetings of the Board of Directors and its committees the previous year, unless the nominee missed the meeting(s) due to illness or company business

▪ voted to implement or renew a “dead-hand” poison pill

▪ ignored a shareholder proposal that was approved by either a majority of the shares outstanding in any year or by the majority of votes cast for two consecutive years

▪ failed to act on takeover offers where the majority of the shareholders have tendered their shares

▪ are corporate insiders who serve on the audit, compensation or nominating committees or on a full Board that does not have such committees composed exclusively of independent directors

▪ on a case-by-case basis, have served as directors of other companies with allegedly poor corporate governance

▪ sit on more than six boards of public companies

A.2

FOR nominees for directors of non-U.S. companies in uncontested elections, except for nominees from whom the Committee determines to withhold votes due to the nominees’ poor records of representing shareholder interests, on a case-by-case basis

A.3	FOR proposals to declassify Boards of Directors, except where there exists a legitimate purpose for classifying boards

A.4	AGAINST proposals to classify Boards of Directors, except where there exists a legitimate purpose for classifying boards

A.5	AGAINST proposals supporting cumulative voting

A.6	FOR proposals eliminating cumulative voting

A.7	FOR proposals supporting confidential voting

A.8	FOR proposals seeking election of supervisory board members

A.9	AGAINST shareholder proposals seeking additional representation of women and/or minorities generally (i.e., not specific individuals) to a Board of Directors

A.10	AGAINST shareholder proposals for term limits for directors

A.11	FOR shareholder proposals to establish a mandatory retirement age for directors who attain the age of 72 or older

A.12	AGAINST shareholder proposals requiring directors to own a minimum amount of company stock

A.13	FOR proposals requiring a majority of independent directors on a Board of Directors

A.14	FOR proposals to allow a Board of Directors to delegate powers to a committee or committees

A.15	FOR proposals to require audit, compensation and/or nominating committees of a Board of Directors to consist exclusively of independent directors

A.16	AGAINST shareholder proposals seeking to prohibit a single person from occupying the roles of chairman and chief executive officer

A.17	FOR proposals to elect account inspectors

A.18	FOR proposals to fix the membership of a Board of Directors at a specified size

A.19	FOR proposals permitting shareholder ability to nominate directors directly

A.20	AGAINST proposals to eliminate shareholder ability to nominate directors directly

A.21	FOR proposals permitting shareholder ability to remove directors directly

A.22	AGAINST proposals to eliminate shareholder ability to remove directors directly

A.23

FOR shareholder proposals requiring the position of chair be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure

A.24

FOR precatory and binding resolutions requesting that the board change the company’s by-laws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats

A.25	AGAINST shareholder proposals requiring two candidates per board seat

A.26	AGAINST proposals to eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care

A.27

AGAINST indemnification proposals that would expand coverage beyond just legal expenses to liability for acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness

A.28

AGAINST proposals that would expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for at the discretion of the company’s board (i.e. “permissive indemnification”), but that previously the company was not required to indemnify

A.29	FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

• If the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the company; and

• If only the director’s legal expenses would be covered

A.30	AGAINST proposals that provide that directors may be removed only for cause

A.31	FOR proposals to restore shareholders’ ability to remove directors with or without cause

A.32	AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies

A.33

FOR proposals that permit shareholders to elect directors to fill board vacancies, provided that it is understood that investment company directors may fill Board vacancies as permitted by the Investment Company Act of 1940, as amended.

B. Auditors

These proposals concern those issues submitted to shareholders related to the selection of auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation’s choice of auditor, in individual cases, the Committee may look at an auditors’ history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

The Committee’s general policy is to vote:

B.1	FOR approval of independent auditors, except for

▪ auditors that have a financial interest in, or material association with, the company they are auditing, and are therefore believed by the Committee not to be independent

▪ auditors who have rendered an opinion to any company which in the Committee’s opinion is either not consistent with best accounting practices or not indicative of the company’s financial situation

▪ on a case-by-case basis, auditors who in the Committee’s opinion provide a significant amount of non-audit services to the company

B.2	FOR proposals seeking authorization to fix the remuneration of auditors

B.3	FOR approving internal statutory auditors

B.4	FOR proposals for audit firm rotation, except for proposals that would require rotation after a period of less than 5 years

C. Compensation and Benefits

These proposals concern those issues submitted to shareholders related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of a company’s compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by a corporation’s board of directors, rather than shareholders. Proposals to “micro-manage” a company’s compensation practices or to set arbitrary restrictions on compensation or benefits will therefore generally not be supported.

The Committee’s general policy is to vote:

C.1

IN ACCORDANCE WITH THE RECOMMENDATION OF ISS on compensation plans if the ISS recommendation is based solely on whether or not the company’s plan satisfies the allowable cap as calculated by ISS. If the recommendation of ISS is based on factors other than whether the plan satisfies the allowable cap the Committee will analyze the particular proposed plan. This policy applies to amendments of plans as well as to initial approvals.

C.2	FOR proposals to eliminate retirement benefits for outside directors

C.3	AGAINST proposals to establish retirement benefits for outside directors

C.4	FOR proposals approving the remuneration of directors or of supervisory board members

C.5	AGAINST proposals to reprice stock options

C.6	FOR proposals to approve employee stock purchase plans that apply to all employees. This policy applies to proposals to amend ESPPs if the plan as amended applies to all employees.

C.7	FOR proposals to pay retirement bonuses to directors of Japanese companies unless the directors have served less than three years

C.8	AGAINST proposals seeking to pay outside directors only in stock

C.9	FOR proposals seeking further disclosure of executive pay or requiring companies to report on their supplemental executive retirement benefits

C.10	AGAINST proposals to ban all future stock or stock option grants to executives

C.11	AGAINST option plans or grants that apply to directors or employees of “related companies” without adequate disclosure of the corporate relationship and justification of the option policy

C.12	FOR proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation

C.13

FOR shareholder proposals – based on a case-by-case analysis – that request the Board to establish a pay-for-superior performance standard in the company’s executive compensation plan for senior executives

C.14

AGAINST executive compensation plans in which there is a no connection between the CEO’s pay and company performance (e.g., the plan calls for an increase in pay and when there has been a decrease in company performance

C.15	WITHHOLD votes from the Compensation Committee members when company compensation plan has no connection between executive pay and company performance

C.16

FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table

C.17	FOR shareholder proposals seeking disclosure regarding the company, Board, or Board committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid

C.18	AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation

C.19

FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts

C.20

FOR shareholder proposals requesting to put extraordinary benefits contained in Supplemental Executive Retirement Plans (“SERP”) agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans

C.21

FOR shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary and excluding all incentive or bonus pay from the SERP’s definition of covered compensation used to establish such benefits

C.22	AGAINST the equity plan if any of the following factors apply:

• The total cost of the company’s equity plans is unreasonable;

• The plan expressly permits the repricing of stock options without prior shareholder approval;

• There is a disconnect between CEO pay and the company’s performance; and/or

• The plan is a vehicle for poor compensation practices

C.23	FOR equity plans for non-employee director on a case-by-case basis based on the structure of the plan

C.24	AGAINST plans if the company has a history of repricing options without shareholder approval, and the applicable listing standards would not preclude them from doing so

C.25	FOR shareholder proposals to put option repricings to a shareholder vote

D. Capital Structure

These proposals relate to various requests, principally from management, for approval of amendments that would alter the capital structure of a company, such as an increase in authorized shares. As a general matter, the Committee will support requests that it believes enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

The Committee’s general policy is to vote:

D.1	AGAINST proposals seeking authorization to issue shares without preemptive rights except for issuances up to 10% of a non-US company’s total outstanding capital

D.2	FOR management proposals seeking preemptive rights or seeking authorization to issue shares with preemptive rights

D.3	FOR management proposals approving share repurchase programs

D.4	FOR management proposals to split a company’s stock

D.5	FOR management proposals to denominate or authorize denomination of securities or other obligations or assets in Euros

D.6	FOR proposals requiring a company to expense stock options (unless the company has already publicly committed to do so by a certain date)

D.7	AGAINST proposals to create a new class of common stock with superior voting rights

D.8	AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights

D.9	FOR proposals to create a new class of nonvoting or sub-voting common stock if:

• It is intended for financing purposes with minimal or no dilution to current shareholders; and

• It is not designed to preserve the voting power of an insider or significant shareholder

D.10	AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock)

D.11	FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable

D.12	FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced

D.13	FOR management proposals to implement a reverse stock split to avoid delisting

D.14	FOR management proposals to increase the common share authorization for a stock split or share dividend

D.15	FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms

E. Corporate Charter and By-Laws

These proposals relate to various requests for approval of amendments to a corporation’s charter or by-laws, principally for the purpose of adopting or redeeming “poison pills”. As a general matter, the Committee will oppose poison pill provisions unless, after consultation with the portfolio managers, it is determined that supporting the poison pill is in the best interest of the client. The Committee’s general policy is to vote:

E.1	AGAINST proposals seeking to adopt a poison pill

E.2	FOR proposals seeking to redeem a poison pill

E.3	FOR proposals seeking to have poison pills submitted to shareholders for ratification

E.4	FOR management proposals to change the company’s name

E.5	AGAINST proposals to require a supermajority shareholder vote

E.6	FOR proposals to lower supermajority vote requirements

E.7	AGAINST proposals giving the board exclusive authority to amend the bylaws

E.8	FOR proposals giving the board the ability to amend the bylaws in addition to shareholders

E.9	CASE-BY-CASE on proposals to change a company’s state of incorporation, taking into consideration both financial and corporate governance concerns, including:

	-	The reasons for reincorporating

	-	A comparison of the governance provisions

	-	Comparative economic benefits, and

	-	A comparison of the jurisdiction laws

E.10	FOR re-incorporation when the economic factors outweigh any neutral or negative governance changes

E.11	FOR proposals to restore, or provide shareholders with rights of appraisal

F. Corporate Meetings

          These are routine proposals relating to various requests regarding the formalities of corporate meetings. The Committee’s general policy is to vote:

F.1	AGAINST proposals that seek authority to act on “any other business that may arise”

F.2	FOR proposals designating two shareholders to keep minutes of the meeting

F.3	FOR proposals concerning accepting or approving financial statements and statutory reports

F.4	FOR proposals approving the discharge of management and the supervisory board

F.5	FOR proposals approving the allocation of income and the dividend

F.6	FOR proposals seeking authorization to file required documents/other formalities

F.7	FOR proposals to authorize the corporate board to ratify and execute approved resolutions

F.8	FOR proposals appointing inspectors of elections

F.9	FOR proposals electing a chair of the meeting

F.10	FOR proposals to permit “virtual” shareholder meetings over the Internet

F.11	AGAINST proposals to require rotating sites for shareholder meetings

F.12	AGAINST proposals that are substantially duplicative (i.e., shareholder proposals that are unnecessary because a management proposal serves the same purpose)

G. Investment Companies

          These proposals relate to proxy issues that are associated solely with holdings of shares of investment companies, including, but not limited to, investment companies for which BlackRock provides investment advisory, administrative and/or other services. As with other types of companies, the Committee believes that a fund’s Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund’s investment objective that the Investment Company Act of 1940 envisions will be approved directly by shareholders.

The Committee’s general policy is to vote:

G.1	FOR nominees for director of mutual funds in uncontested elections, except for nominees who

▪

have missed at least two meetings and, as a result, attended less than 75% of meetings of the Board of Directors and its committees the previous year, unless the nominee missed the meeting due to illness or fund business

▪ ignore a shareholder proposal that was approved by either a majority of the shares outstanding in any year or by the majority of votes cast for two consecutive years

▪ are interested directors who serve on the audit or nominating committees or on a full Board that does not have such committees composed exclusively of independent directors

▪ on a case-by-case basis, have served as directors of companies with allegedly poor corporate governance

G.2	FOR the establishment of new series or classes of shares

G.3	AGAINST proposals to change a fund’s investment objective to nonfundamental

G.4	FOR proposals to establish a master-feeder structure or authorizing the Board to approve a master-feeder structure without a further shareholder vote

G.5	AGAINST a shareholder proposal for the establishment of a director ownership requirement

G.6	FOR classified boards of closed-end investment companies

G.6	AGAINST removal of shareholder approval requirement to reorganize or terminate the trust or any of its series

H. Environmental and Social Issues

          These are shareholder proposals to limit corporate conduct in some manner that relates to the shareholder’s environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for the discussion of larger social issues, and opposes shareholder resolutions “micromanaging” corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes. The Committee’s general policy is to vote:

H.1	AGAINST proposals seeking to have companies adopt international codes of conduct

H.2

AGAINST proposals seeking to have companies provide non-required analyses, information statements or reports in the following areas unless there are compelling investment reasons to request such reports:

	-	environmental liabilities;

	-	bank lending policies;

	-	corporate political contributions or activities;

	-	alcohol and tobacco advertising and efforts to discourage use of such products by minors or other groups;

	-	costs and risk of doing business in any individual country or the standards of operations in such country;

	-	involvement in nuclear defense systems or other military products;

	-	animal welfare standards;

	-	pricing policies;

	-	the use of certain commodities, genetically modified materials or chemicals;

	-	sustainability and other perceived political, environmental or social issues that do not directly relate to the economic operations of the company;

	-	charitable contributions made by the company

H.3	AGAINST proposals requesting reports on Maquiladora operations or on CERES principles

H.4	AGAINST proposals seeking implementation of the CERES principles

H.5	FOR resolutions requesting that a company disclose information on the impact of climate change on the company’s operations unless:

-

The company already provides current, publicly available information on the perceived impact that climate change may have on the company as well as associated policies and procedures to address such risks and/or opportunities;

	-	The company’s level of disclosure is comparable to or better than information provided by industry peers; and

	-	There are no significant fines, penalties, or litigation associated with the company’s environmental performance

H.6

AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions

H.7	FOR resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets unless:

	-	The company does not maintain operations in Kyoto signatory markets;

	-	The company already evaluates and substantially discloses such information;

	-	Greenhouse gas emissions do not significantly impact the company’s core businesses; or

	-	The company is not required to comply with the Kyoto Protocol Standards

H.8

AGAINST resolutions that request the disclosure of detailed information on a company’s policies related to land use or development unless the company has been the subject of recent, significant fines or litigation stemming from its land use

H.9

AGAINST proposals to publish in newspapers and public media the company’s political contributions as such publications could present significant cost to the company without providing commensurate value to shareholders

H.10

AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage

H.11

AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company

H.12

AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders

H.13	AGAINST proposals that would call for the adoption of specific committee charter language regarding diversity initiatives unless the company fails to publicly disclose existing equal opportunity or non-discrimination policies

H.14	AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administrative burden on the company

H.15	FOR proposals seeking to amend a company’s EEO statement in order to prohibit discrimination based on sexual orientation, unless the change would result in excessive costs for the company

H.16	AGAINST proposals to exclude references to sexual orientation, interests, or activities from a company’s EEO statement

H.17	AGAINST proposals to extend company benefits to, or eliminate benefits from domestic partners. Benefits decisions should be left to the discretion of the company

H.18	AGAINST proposals to take specific actions or adopt policies that require the company to support legislation to:

	-	label or identify products in a certain manner;

	-	study or evaluate the use of certain company products;

	-	increase animal welfare standards to above those required by law; or

	-	engage in political, environmental or social activities that do not directly relate to the economic operations of the company

H.19	CASE-BY-CASE on proposals requesting an economic risk assessment of environmental performance, considering:

	-	The feasibility of financially quantifying environmental risk factors;

	-	The company’s compliance with applicable legislation and/or regulations regarding environmental performance;

	-	The costs associated with implementing improved standards;

	-	The potential costs associated with remediation resulting from poor environmental performance; and

	-	The current level of disclosure on environmental policies and Initiatives

H.20	FOR requests for reports disclosing the company’s environmental policies unless it already has well-documented environmental management systems that are available to the public

H.21	CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering:

	-	Risks associated with certain international markets;

	-	The utility of such a report to shareholders; and

	-	The existence of a publicly available code of corporate conduct that applies to international operations

H.22	CASE-BY-CASE on requests for reports detailing the company’s operations in a particular country and steps to protect human rights, based on:

	-	The nature and amount of company business in that country;

	-	The company’s workplace code of conduct;

	-	Proprietary and confidential information involved;

	-	Company compliance with U.S. regulations on investing in the country; and/or

	-	Level of peer company involvement in the country

H.23

CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

	-	The company’s current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent;

	-	Agreements with foreign suppliers to meet certain workplace standards;

	-	Whether company and vendor facilities are monitored and how;

	-	Company participation in fair labor organizations;

	-	Type of business;

	-	Proportion of business conducted overseas;

	-	Countries of operation with known human rights abuses;

	-	Whether the company has been recently involved in significant labor and human rights controversies or violations;

	-	Peer company standards and practices; and

	-	Union presence in company’s international factories

IV. NOTICE TO CLIENTS

BlackRock will make records of any proxy vote it has made on behalf of a client available to such client upon request.1 BlackRock will use its best efforts to treat proxy votes of clients as confidential, except as it may decide to best serve its clients’ interests or as may be necessary to effect such votes or as may be required by law.

BlackRock encourages clients with an interest in particular proxy voting issues to make their views known to BlackRock, provided that, in the absence of specific written direction from a client on how to vote that client’s proxies, BlackRock reserves the right to vote any proxy in a manner it deems in the best interests of its clients, as it determines in its sole discretion.

These policies are as of the date indicated on the cover hereof. The Committee may subsequently amend these policies at any time, without notice.

Federated Equity Management Company of Pennsylvania

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

The Board has delegated to the Adviser authority to vote proxies on the securities held in the Fund’s portfolio. The Board has also approved the Adviser’s policies and procedures for voting the proxies, which are described below.

Proxy Voting Policies

The Adviser’s general policy is to cast proxy votes in favor of proposals that the Adviser anticipates will enhance the long-term value of the securities being voted. Generally, this will mean voting for proposals that the Adviser believes will: improve the management of a company; increase the rights or preferences of the voted securities; and/or increase the chance that a premium offer would be made for the company or for the voted securities.

The following examples illustrate how these general policies may apply to proposals submitted by a company’s board of directors. However, whether the Adviser supports or opposes a proposal will always depend on the specific circumstances described in the proxy statement and other available information.

On matters of corporate governance, generally the Adviser will vote for the full slate of directors nominated in an uncontested election; and for proposals to: require a company’s audit committee to be comprised entirely of independent directors; require independent tabulation of proxies and/or confidential voting by shareholders; reorganize in another jurisdiction (unless it would reduce the rights or preferences of the securities being voted); ratify the board’s selection of auditors (unless compensation for non-audit services exceeded 50% of the total compensation received from the company, or the previous auditor was dismissed because of a disagreement with the company); and repeal a shareholder rights plan (also known as a “poison pill”). The Adviser will generally vote against the adoption of such a plan (unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company).

On matters of capital structure, generally the Adviser will vote: against proposals to authorize or issue shares that are senior in priority or voting rights to the securities being voted; and for proposals to: reduce the amount of shares authorized for issuance; authorize a stock repurchase program; and grant preemptive rights to the securities being voted. The Adviser will generally vote against proposals to eliminate such preemptive rights.

On matters relating to management compensation, generally the Adviser will vote: for stock incentive plans that align the recipients’ interests with the interests of shareholders without creating undue dilution; against proposals that would permit the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms; and against executive compensation plans that do not disclose the maximum amounts of compensation that may be awarded or the criteria for determining awards.

On matters relating to corporate transactions, the Adviser will vote proxies relating to proposed mergers, capital reorganizations, and similar transactions in accordance with the general policy, based upon its analysis of the proposed transaction. The Adviser will vote proxies in contested elections of directors in accordance with the general policy, based upon its analysis of the opposing slates and their respective proposed business strategies. Some transactions may also involve proposed changes to the company’s corporate governance, capital structure or management compensation. The Adviser will vote on such changes based on its evaluation of the proposed transaction or contested election. In these circumstances, the Adviser may vote in a manner contrary to the general practice for similar proposals made outside the context of such a proposed transaction or change in the board. For example, if the Adviser decides to vote against a proposed transaction, it may vote for anti-takeover measures reasonably designed to prevent the transaction, even though the Adviser typically votes against such measures in other contexts.

The Adviser generally votes against proposals submitted by shareholders without the favorable recommendation of a company’s board. The Adviser believes that a company’s board should manage its business and policies, and that shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board.

In addition, the Adviser will not vote if it determines that the consequences or costs outweigh the potential benefit of voting. For example, if a foreign market requires shareholders casting proxies to retain the voted shares until the meeting date (thereby rendering the shares “illiquid” for some period of time), the Adviser will not vote proxies for such shares.

Proxy Voting Procedures

The Adviser has established a Proxy Voting Committee (Proxy Committee), to exercise all voting discretion granted to the Adviser by the Board in accordance with the proxy voting policies. The Adviser has hired Glass Lewis & Co. (GL) to obtain, vote, and record proxies in accordance with the Proxy Committee’s directions. The Proxy Committee has supplied GL with general voting instructions that represent decisions made by the Proxy Committee in order to vote common proxy proposals; however, the Proxy Committee retains the right to modify these voting instructions at any time or to vote contrary to the voting instructions at any time in order to cast proxy votes in a manner that the Proxy Committee believes is consistent with the Adviser’s general policy. GL may vote any proxy as directed in the voting instructions without further direction from the Proxy Committee and may make any determinations required to implement the voting instructions. However, if the voting instructions require case-by-case direction for a proposal, GL shall provide the Proxy Committee with all information that it has obtained regarding the proposal and the Proxy Committee will provide specific direction to GL.

Conflicts of Interest

The Adviser has adopted procedures to address situations where a matter on which a proxy is sought may present a potential conflict between the interests of the Fund (and its shareholders) and those of the Adviser or Distributor. This may occur where a significant business relationship exists between the Adviser (or its affiliates) and a company involved with a proxy vote. A company that is a proponent, opponent, or the subject of a proxy vote, and which to the knowledge of the Proxy Committee has this type of significant business relationship, is referred to as an “Interested Company.”

The Adviser has implemented the following procedures in order to avoid concerns that the conflicting interests of the Adviser have influenced proxy votes. Any employee of the Adviser who is contacted by an Interested Company regarding proxies to be voted by the Adviser must refer the Interested Company to a member of the Proxy Committee, and must inform the Interested Company that the Proxy Committee has exclusive authority to determine how the Adviser will vote. Any Proxy Committee member contacted by an Interested Company must report it to the full Proxy Committee and provide a written summary of the communication. Under no circumstances will the Proxy Committee or any member of the Proxy Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Proxy Committee has directed such proxies to be voted. If the voting instructions already provide specific direction on the proposal in question, the Proxy Committee shall not alter or amend such directions. If the voting instructions require the Proxy Committee to provide further direction, the Proxy Committee shall do so in accordance with the proxy voting policies, without regard for the interests of the Adviser with respect to the Interested Company. If the Proxy Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, it must disclose to the Fund’s Board information regarding: the significant business relationship; any material communication with the Interested Company; the matter(s) voted on; and how, and why, the Adviser voted as it did. Alternatively, the Proxy Committee may seek direction from the Fund’s Board on how a proposal concerning an Interested Company shall be voted, and shall follow any such direction provided by the Board. In seeking such direction, the Proxy Committee will disclose the reason such company is considered an Interested Company and may provide a recommendation on how such proposal should be voted and the basis for such recommendation.

If the Fund holds shares of another investment company for which the Adviser (or an affiliate) acts as an investment adviser, the Proxy Committee will vote the Fund’s proxies in the same proportion as the votes cast by shareholders who are not clients of the Adviser at any shareholders’ meeting called by such investment company, unless otherwise directed by the Board.

Proxy Voting Report

A report on “Form N-PX” of how the Fund voted any proxies during the most recent 12-month period ended June 30 is available through Federated’s website. Go to FederatedInvestors.com; select “Products;” select the Fund; then use the link to “Prospectuses and Regulatory Reports” to access the link to Form N-PX. Form N-PX filings are also available at the SEC’s website at www.sec.gov.

Foxhall Capital Management, Inc.

Policy

Foxhall Capital Management, Inc. (“Foxhall”), as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm’s proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

Background

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.

Responsibility

The Chief Compliance Officer (CCO) has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.

Procedure

Foxhall has adopted procedures to implement the firm’s policy and reviews to monitor and insure the firm’s policy is observed, implemented properly and amended or updated, as appropriate, which include the following:

Voting Procedures

• Foxhall has no responsibility to vote or give any advice about the voting of securities in client portfolios unless the client has delegated proxy voting rights to Foxhall in writing using a broker-dealer proxy waiver form, an example of which is included at the end of this section. For any pension plan or employee benefit plan governed by ERISA, the right and responsibility to vote proxies has been expressly reserved to the plan trustees or other plan fiduciary.

• In the event that a client may request assistance about the voting of any proxies, Foxhall may provide assistance to a client, but the client always has the responsibility to make the voting decision and vote any proxies that the client is responsible for.

• All employees will forward any proxy materials received on behalf of clients to the client’s portfolio manager or to the portfolio manager’s designated representative;

• The portfolio manager or the portfolio manager’s designated representative will determine which client accounts hold the security to which the proxy relates;

• Absent material conflicts, the portfolio manager or the portfolio manager’s designated representative will determine how Foxhall should vote the proxy in accordance with applicable voting guidelines, complete the proxy and vote the proxy in a timely and appropriate manner. A copies of Foxhall’s SEC-required Proxy Statement and the firm’s Proxy Voting Policies and Procedures are included at the end of this section

Disclosure

• Foxhall will provide conspicuously displayed information in its Disclosure Document summarizing this proxy voting policy and procedures, including a statement that clients may request information regarding how Foxhall voted a client’s proxies, and that clients may request a copy of these policies and procedures.

• The CCO will also send a copy of this summary to all existing clients who have previously received Foxhall’s Disclosure Document; or the CCO may send each client the amended Disclosure Document. Either mailing shall highlight the inclusion of information regarding proxy voting.

Client Requests for Information

• All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to the client’s portfolio manager or to the portfolio manager’s designated representative.

• In response to any request the client’s portfolio manager or to the portfolio manager’s designated representative will prepare a written response to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how Foxhall voted the client’s proxy with respect to each proposal about which client inquired.

Voting Guidelines

• In the absence of specific voting guidelines from the client, Foxhall will vote proxies in the best interests of each particular client. Foxhall’s policy is to vote all proxies from a specific issuer the same way for each client absent qualifying restrictions from a client.

Clients are permitted to place reasonable restrictions on Foxhall’s voting authority in the same manner that they may place such restrictions on the actual selection of account securities.

• Foxhall will generally vote in favor of routine corporate housekeeping proposals such as the election of directors and selection of auditors absent conflicts of interest raised by an auditors non-audit services.

• Foxhall will generally vote against proposals that cause board members to become entrenched or cause unequal voting rights.

• In reviewing proposals, Foxhall will further consider the opinion of management and the effect on management, and the effect on shareholder value and the issuer’s business practices.

Conflicts of Interest

• Foxhall will identify any conflicts that exist between the interests of the adviser and the client by reviewing the relationship of Foxhall with the issuer of each security to determine if Foxhall or any of its employees has any financial, business or personal relationship with the issuer.

• If a material conflict of interest exists, the CCO will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.

• Foxhall will maintain a record of the voting resolution of any conflict of interest.

Recordkeeping

• The CCO shall retain the following proxy records in accordance with the SEC’s five-year retention requirement.

• These policies and procedures and any amendments;

• Each proxy statement that Foxhall receives;

• A record of each vote that Foxhall casts;

• Any document Foxhall created that was material to making a decision how to vote proxies, or that memorializes that decision including period reports to the General Manager;

• A copy of each written request from a client for information on how Foxhall voted such client’s proxies, and a copy of any written response.

Hanlon Investment Management, Inc.

ACCEPTANCE OF PROXY VOTING AUTHORITY

POLICY

It is the Firm’s policy, where it has accepted responsibility to vote proxies on behalf of a particular client, to vote such proxies in the best interest of its clients and ensure that the vote is not the product of an actual or potential conflict of interest. For clients that are subject to ERISA, it is the Firm’s policy to follow the provisions of any ERISA plan’s governing documents in the voting of plan securities, unless it determines that to do so would breach its fiduciary duties under ERISA.

RESPONSIBILITY

Where the Firm has accepted responsibility to vote proxies on behalf of a particular client, the Chief Investment Officer is responsible for ensuring that proxies are voted in a manner consistent with the proxy voting guidelines adopted by the Firm (the “Proxy Voting Guidelines”) and the Firm’s policies and procedures.

PROCEDURES

The Firm may vote client proxies where a client requests and the Firm accepts such responsibility, or in the case of an employee benefit plan, as defined by ERISA, where such responsibility has been properly delegated to, and assumed by, the Firm. In such circumstances the Firm will only cast proxy votes in a manner consistent with the best interest of its clients or, to the extent applicable, their beneficiaries. Absent special circumstances, which are further discussed below, all proxies will be voted consistent with the guidelines attached to the Compliance Manual on Exhibit E (“Proxy Voting Guidelines”) and the Firm’s policies and procedures. The Firm shall, in its Form ADV, generally disclose to clients information about these policies and procedures and how clients may obtain information on how the Firm voted their proxies when applicable. At anytime, a client may contact the Firm to request information about how it voted proxies for their securities. It is generally the Firm’s policy not to disclose its proxy voting records to unaffiliated third parties or special interest groups.

The Firm’s Proxy Voting Committee will be responsible for monitoring corporate actions, making proxy voting decisions, and ensuring that proxies are submitted in a timely manner. The Proxy Voting Committee may delegate the responsibility to vote client proxies to one or more persons affiliated with the Firm (such person(s) together with the Proxy Voting Committee are here after collectively referred to as “Responsible Voting Parties”) consistent with the Proxy Voting Guidelines. Specifically, when the Firm receives proxy proposals where the Proxy Voting Guidelines outline its general position as voting either “for” or “against,” the proxy will be voted by one of the Responsible Voting Parties in accordance with the Firm’s Proxy Voting Guidelines. When the Firm receives proxy proposals where the Proxy Voting Guidelines do not contemplate the issue or otherwise outline its general position as voting on a case-by-case basis, the proxy will be forwarded to the Proxy Voting Committee, which will review the proposal and either vote the proxy or instruct one of the Responsible Voting Parties on how to vote the proxy.

It is intended that the Proxy Voting Guidelines will be applied with a measure of flexibility. Accordingly, except as otherwise provided in these policies and procedures, the Responsible Voting Parties may vote a proxy contrary to the Proxy Voting Guidelines if, in the sole determination of the Proxy Voting Committee, it is determined that such action is in the best interest of the Firm’s clients. In the exercise of such discretion, the Proxy Voting Committee may take into account a wide array of factors relating to the matter under consideration, the nature of the proposal, and the company involved. Similarly, poor past performance, uncertainties about management and future directions, and other factors may lead to a conclusion that particular proposals by an issuer present unacceptable investment risks and should not be supported. In addition, the proposals should be evaluated in context. For example, a particular proposal may be acceptable standing alone, but objectionable when part of an existing or proposed package, such as where the effect may be to entrench management. Special circumstances or instructions from clients may also justify casting different votes for different clients with respect to the same proxy vote.

The Responsible Voting Parties will document the rationale for all proxy voted contrary to the Proxy Voting Guidelines. Such information will be maintained as part of the Firm’s recordkeeping process. In performing its responsibilities the Proxy Voting Committee may consider information from one or more sources including, but not limited to, management of the company presenting the proposal, shareholder groups, legal counsel, and independent proxy research services. In all cases, however, the ultimate decisions on how to vote proxies are made by the Proxy Voting Committee.

ERISA Plans

Plans managed by the Firm governed by ERISA shall be administered consistent with the terms of the governing plan documents and applicable provisions of ERISA. In cases where the Firm has been delegated sole proxy voting discretion, these policies and procedures will be followed subject to the fiduciary responsibility standards of ERISA. These standards generally require fiduciaries to act prudently and to discharge their duties solely in the interest of participants and beneficiaries. The Department of Labor has indicated that voting decisions of ERISA fiduciaries must generally focus on the course that would most likely increase the value of the stock being voted.

The documents governing ERISA individual account plans may set forth various procedures for voting “employer securities” held by the plan. Where authority over the investment of plan assets is granted to plan participants, many individual account plans provide that proxies for employer securities will be voted in accordance with directions received from plan participants as to shares allocated to their plan accounts. In some cases, the governing plan documents may further provide that unallocated shares and/or allocated shares for which no participant directions are received will be voted in accordance with a proportional voting method in which such shares are voted proportionately in the same manner as are allocated shares for which directions from participants have been received.

Conflicts of Interest

The Firm may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. For example, the Firm may provide services to accounts owned or controlled by companies whose management is soliciting proxies. The Firm, along with any affiliates and/or employees, may also occasionally have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships.

If the Responsible Voting Parties become aware of any potential or actual conflict of interest relating to a particular proxy proposal, they will promptly report such conflict to the Committee. Conflicts of interest will be handled in various ways depending on their type and materiality of the conflict. The Firm will take the following steps to ensure that its proxy voting decisions are made in the best interest of its clients and are not the product of such conflict:

•	Where the Proxy Voting Guidelines outline the Firm’s voting position, as either “for” or “against” such proxy proposal, voting will be accordance with the its Proxy Voting Guidelines.

•

Where the Proxy Voting Guidelines outline the Firm’s voting position to be determined on a “case-by-case” basis for such proxy proposal, or such proposal is not contemplated in the Proxy Voting Guidelines, the none of the two following methods will be selected by the Committee depending upon the facts and circumstances of each situation and the requirements of applicable law:

o	Voting the proxy in accordance with the voting recommendation of a non-affiliated third party vendor; or

o	Provide the client with sufficient information regarding the proxy proposal and obtain the client’s consent or direction before voting.

Third Party Delegation

The Firm may delegate to a non-affiliated third party vendor, the responsibility to review proxy proposals and make voting recommendations to the Firm. The Chief Investment Officer will ensure that any third party recommendations followed will be consistent with the Proxy Voting Guidelines. In all cases, however, the ultimate decisions on how to vote proxies are made by the Committee.

Mutual Funds

In the event that the Firm acts as investment adviser to a closed end and/or open end registered investment company and is responsible for voting their proxies, such proxies will be voted in accordance with any applicable investment restrictions of the fund and, to the extent applicable, any resolutions or other instructions approved by an authorized person of the fund.

Special Circumstances

The Firm may choose not to vote proxies in certain situations or for certain accounts, such as: (i) where a client has informed the Firm that they wish to retain the right to vote the proxy; (ii) where the Firm deems the cost of voting the proxy would exceed any anticipated benefit to the client; (iii) where a proxy is received for a client that has terminated the Firm’s services; (iv) where a proxy is received for a security that the Firm no longer manages (i.e., the Firm had previously sold the entire position); and/or (v) where the exercise of voting rights could restrict the ability of an account’s portfolio manager to freely trade the security in question (as is the case, for example, in certain foreign jurisdictions known as “blocking markets”).

In addition, certain accounts over which the Firm has proxy voting discretion may participate in securities lending programs administered by the custodian or a third party. Because title to loaned securities passes to the borrower, the Firm will be unable to vote any security that is out on loan to a borrower on a proxy record date. If the Firm has investment discretion, however, the Firm shall reserve the right to instruct the lending agent to terminate a loan in situations where the matter to be voted upon is deemed to be material to the investment and the benefits of voting the security are deemed to outweigh the costs of terminating the loan.

BOOKS AND RECORDS

In its books and records, the Firm will maintain a copy of the following documents:

•	Proxy statement that the Firm receives regarding client’s securities;

•	Votes that the Firm casts on behalf of a client;

•	Any document the Firm created that was material to making a decision on how to vote proxies on behalf of a client or that memorialize the basis for such decision; and

•

Written client request for information on how the Firm voted proxies on behalf of the requesting client and a copy of the Firm’s written response to any (written or verbal) client request for information on how the Firm voted proxies on behalf of the requesting client.

The Firm may rely upon the Commission’s EDGAR system to maintain certain records referred to above.

Exhibit E: Proxy Voting Guidelines

GENERAL POSITION	ISSUE

Capital Structures
C	Increase shares of authorized common stock
C	Reverse stock splits
F	Requiring shareholder approval of “blank check” preferred stock
C	Authorization of preferred stock
F	Reduction of par value of common stock
C	Preemptive rights

C	Debt restructurings
C	Open market share repurchase plans
A	Creation of tracking stock
A	Opt in/out of state take over statute
C	Mergers and acquisitions
C	Corporate restructurings, spin offs or asset sales
C	Liquidations
F	Approval rights
F	Corporate name change

Other Issues
F	Ratification of auditors
F	Requirement for audit or independence
F	Confidential voting
F	Equal access to proxy materials
A	Bundled proxy proposals
C	Shareholder advisory committees
F	Environment impact disclosure
F	Disclosure of military, political, employment practices
C	Blanket political, social, military principles
C	Mutual fund proxies

LEGEND

F – For    A – Against    C – Case-by-Case    T – Take no action

ING Clarion Real Estate Securities, LLC

PROXY VOTING POLICY AND PROCEDURES

Effective Date: 31 July 2009

Proxy voting is an important right of shareholders, and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When ING Clarion Real Estate Securities (“ING CRES”) has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with these policies and procedures.

ING CRES has engaged Risk Metrics Group (“RMG”) to provide services with respect to proxy voting, including the tracking of proxies received for clients, providing notice to ING CRES concerning dates votes are due, the actual casting of ballots and recordkeeping. It is important to recognize that the ability for RMG and ING CRES to process proxy voting decisions in a timely manner is contingent in large part on the custodian banks holding securities for ING CRES clients. On a daily basis, ING CRES provides RMG with a list of securities held in each account over which ING CRES has voting authority. In addition, ING CRES provides RMG with its proxy voting guidelines.

Voting decisions remain within the discretion of ING CRES. On a daily basis, ING CRES reviews an online system maintained by RMG in order to monitor for upcoming votes. When a pending vote is identified, the appropriate analyst reviews the ballots, along with supplemental information about the vote provided by RMG and – if available – other research providers employed by ING CRES. The analyst makes the voting decision. If the analyst votes in contravention of the ING CRES proxy voting guidelines, the analyst’s decision must be approved by a senior member of the investment team based on completion of the applicable form containing an explanation documented by the analyst outlining the voting rationale. The Chief Compliance Officer or Compliance Officer must ensure that the appropriate approval has been received and evidence such review by signature.

Except as otherwise noted, operation of the proxy voting process is coordinated by trade settlement operations. Compliance is responsible for oversight of and testing of the process. As noted above, RMG provides recordkeeping services, including retaining a copy of each proxy statement received and each vote cast. This information is available to ING CRES upon request.

For the accounts over which ING CRES maintains proxy voting authority, ING CRES will vote proxies in accordance with its proxy voting guidelines. ING CRES may, in certain circumstances, voluntarily adhere to guidelines established by its clients if doing so can be accomplished within the proxy voting process through RMG as described above. Otherwise, ING CRES will not accept proxy voting authority to the extent clients wish to impose voting guidelines different from those of ING CRES. As the responsibility for proxy voting is defined at the outset of the client relationship (and documented in the Investment Management Agreement), ING CRES does not anticipate any confusion on the part of its clients in this respect.

ING CRES will identify any conflicts that exist between the interests of ING CRES and its clients. This examination will include a review of the relationship of ING CRES with the companies comprising the firm’s investable universe to determine if the issuer is a client of ING CRES or has some other relationship with the firm. If a material conflict exists, Clarion will determine whether voting in accordance with its voting guidelines is in the best interests of its clients (or particular affected clients). ING CRES will also determine whether it is appropriate to disclose the conflict to the affected clients and, except in the case of clients that are subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA Clients”), will give the clients the opportunity to vote their proxies themselves. In the case of ERISA Clients, if the Investment Management Agreement reserves to the ERISA Client the authority to vote proxies when ING CRES determines it has a material conflict that affects its best judgment as an ERISA fiduciary, ING CRES will give the ERISA Client the opportunity to vote the proxies themselves.

ING CRES will maintain files relating to its proxy voting procedures in an easily accessible place. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept on site. These files will include (1) copies of the proxy voting policies and procedures and any amendments thereto, (2) a copy of any document Clarion created that was material to making a decision how to vote proxies or that memorializes that decision, and (3) a copy of each written client request for information on how Clarion voted such client’s proxies and a copy of any written response to any (written or oral) client request for information on how ING CRES voted its proxies.

Clients may contact the Chief Compliance Officer, Robert Tull, via e-mail at rob.tull@ingclarion.com, or telephone (610) 995-8944, to obtain a copy of these policies and procedures (and, if desired, the firm’s proxy voting guidelines) or to request information on the voting of such client’s proxies. A written response will list, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer, (2) the proposal voted upon, and (3) how ING CRES voted the client’s proxy.

Jennison Associates LLC

Proxy Voting Policy Summary

Conflicts of interest may also arise in voting proxies. Jennison Associates LLC (“Jennison”) has adopted a proxy voting policy to address these conflicts.

Jennison actively manages publicly traded equity securities and fixed income securities. It is the policy of Jennison that where proxy voting authority has been delegated to and accepted by Jennison, all proxies shall be voted by investment professionals in the best interest of the client without regard to the interests of Jennison or other related parties, based on recommendations as determined by pre-establised guidelines either adopted by Jennison or provided by the client. Secondary consideration is permitted to be given to the public and social value of each issue. For purposes of this policy, the “best interests of clients” shall mean, unless otherwise specified by the client, the clients’ best economic interests over the long term – that is, the common interest that all clients share in seeing the value of a common investment increase over time. Any vote that represents a potential material conflict is reviewed by Jennison Compliance and referred to the Proxy voting Committee to determine how to vote the proxy if Compliance determines that a material conflict exists.

In voting proxies for international holdings, which we vote on a best efforts basis, we will generally apply the same principles as those for U.S. holdings. However, in some countries, voting proxies result in additional restrictions that have an economic impact or cost to the security, such as “share blocking”, where Jennison would be restricted from selling the shares of the security for a period of time if Jennison exercised its ability to vote the proxy. As such, we consider whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting. Our policy is to not vote these types of proxies when the costs outweigh the benefit of voting, as in share blocking.

In an effort to discharge its responsibility, Jennison has examined third-party services that assist in the researching and voting of proxies and development of voting guidelines. After such review, Jennison has selected an independent third party proxy voting vendor to assist it in researching and voting proxies. Jennison will utilize the research and analytical services, operational implementation and recordkeeping and reporting services provided by the proxy voting vendor. The proxy voting vendor will research each proxy and provide a recommendation to Jennison as to how best to vote on each issue based on its research of the individual facts and circumstances of the proxy issue and its application of its research findings. It is important to note while Jennison may review the research and analysis provided by the vendor, the vendor’s recommendation does not dictate the actual voting instructions nor Jennison’s Guidelines. The proxy voting vendor will cast votes in accordance with Jennison’s Guidelines, unless instructed otherwise by a Jennison Investment Professional, as set forth below, or if Jennison has accepted direction from a Client, in accordance with the Client’s Guidelines.

In voting proxies for quantitatively derived holdings and Jennison Managed Accounts (i.e., “wrap”) where the securities are not held elsewhere in the firm, Jennison has established a custom proxy voting policy with respect to the voting of these proxies. Proxies received in these circumstances will be voted utilizing the Jennison’s guidelines. Additionally, in those circumstances where no specific Jennison guideline exists, Jennison will vote using the recommendations of the proxy voting vendor.

For securities on loan pursuant to a client’s securities lending arrangement, Jennison will work with either custodian banks or the proxy voting vendor to monitor upcoming meetings and call stock loans, if possible, in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. In determining whether to call stock loans, the relevant investment professional shall consider whether the benefit to the client in voting the matter outweighs the benefit to the client in keeping the stock on loan. It is important to note that in order to recall securities on loan in time to vote, the process must be initiated PRIOR to the record date of the proxy. This is extremely difficult to accomplish as Jennison is rarely made aware of the record date in advance.

It is further the policy of Jennison that complete and accurate disclosure concerning its proxy voting policies and procedures and proxy voting records, as required by the Advisers Act, is to be made available to clients.

These procedures are intended to provide Jennison with the reasonable assurance that all clients’ accounts are being treated fairly so that no one client’s account is systematically advantaged.

J. P. Morgan Investment Management Inc.

As an investment adviser, JPMorgan may be granted by its clients the authority to vote the proxies of the securities held in client portfolios. To ensure that the proxies are voted in the best interests of its clients, JPMorgan and its affiliated advisers have adopted detailed proxy voting procedures (“Procedures”) that incorporate detailed proxy guidelines (“Guidelines”) for voting proxies on specific types of issues.

JPMorgan is part of a global asset management organization with the capability to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region the Guidelines are customized for each region to take into account such variations. Separate Guidelines cover the regions of (1) North America, (2) Europe, (3) Asia (ex-Japan) and (4) Japan, respectively. As a general rule, in routine proxies of a particular security, the guidelines of the region in which the issuer of such security is organized will be applied.

Pursuant to the Procedures, most routine proxy matters will be voted in accordance with the Guidelines, which have been developed with the objective of encouraging corporate action that enhances shareholder value. For proxy matters that are not covered by the Guidelines, matters that require a case-by-case determination or where a vote contrary to the Guidelines is considered appropriate, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest and ensure that the proxy vote is cast in the best interests of clients.

To oversee and monitor the proxy-voting process, JPMorgan has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. The primary function of each proxy committee is to review periodically general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues implemented by JPMorgan. The procedures permit an independent voting service; currently Institutional Shareholder Services, Inc. in the United States, to perform certain services otherwise carried out or coordinated by the proxy administrator.

A copy of the JPMorgan proxy voting procedures and guidelines are available upon request by contacting your client service representative.

MFS Investment Management

MASSACHUSETTS FINANCIAL SERVICES COMPANY
PROXY VOTING POLICIES AND PROCEDURES

February 1, 2010

          Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., MFS International (UK) Limited, MFS Heritage Trust Company, and MFS’ other subsidiaries that perform discretionary investment management activities (except Four Pillars Capital, Inc.) (collectively, “MFS”) have adopted proxy voting policies and procedures, as set forth below (“MFS Proxy Voting Policies and Procedures”), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS (the “MFS Funds”). References to “clients”

in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.

A. VOTING GUIDELINES

1. General Policy; Potential Conflicts of Interest

          MFS’ policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in the interests of any other party or in MFS’ corporate interests, including interests such as the distribution of MFS Fund shares, and institutional relationships.

          In developing these proxy voting guidelines, MFS reviews corporate governance issues and proxy voting matters that are presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote.

          As a general matter, MFS votes consistently on similar proxy proposals across all shareholder meetings. However, some proxy proposals, such as certain excessive executive compensation, environmental, social and governance matters, are analyzed on a case-by-case basis in light of all the relevant facts and circumstances of the proposal. Therefore, MFS may vote similar proposals differently at different shareholder meetings based on the specific facts and circumstances of the issuer or the terms of the proposal. In addition, MFS also reserves the right to override the guidelines with respect to a particular proxy proposal when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.

          MFS also generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts, unless MFS has received explicit voting instructions to vote differently from a client for its own account. From time to time, MFS may also receive comments on the MFS Proxy Voting Policies and Procedures from its clients. These comments are carefully considered by MFS when it reviews these guidelines and revises them as appropriate.

          These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and E below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Voting Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

          MFS is also a signatory to the United Nations Principles for Responsible Investment. In developing these guidelines, MFS considered environmental, social and corporate governance issues in light of MFS’ fiduciary obligation to vote proxies in the best long-term economic interest of its clients.

B. ADMINISTRATIVE PROCEDURES

1. MFS Proxy Voting Committee

          The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment Support Departments. The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales. The MFS Proxy Voting Committee:

a.	Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

b.

Determines whether any potential material conflict of interest exists with respect to instances in which MFS (i) seeks to override these MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by these MFS Proxy Voting Policies and Procedures; (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions); and

c.	Considers special proxy issues as they may arise from time to time.

2. Potential Conflicts of Interest

          The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS’ clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to assure that all proxy votes are cast in the best long-term economic interest of shareholders. Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS’ client activities. If an employee identifies an actual or potential conflict of interest with respect to any voting decision, then that employee must recuse himself/herself from participating in the voting process. Additionally, with respect to decisions concerning all Non-Standard Votes, as defined below, MFS will review the securities holdings reported by the individuals that participate in such decision to determine whether such person has a direct economic interest in the decision, in which case such person shall not further participate in making the decision. Any significant attempt by an employee of MFS or its subsidiaries to influence MFS’ voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee.

          In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, (ii) matters presented for vote are not governed by these MFS Proxy Voting Policies and Procedures, (iii) MFS evaluates an excessive executive compensation issue in relation to the election of directors, or (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions) (collectively, “Non-Standard Votes”); the MFS Proxy Voting Committee will follow these procedures:

a.	Compare the name of the issuer of such proxy against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the “MFS Significant Client List”);

b.

If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

c.

If the name of the issuer appears on the MFS Significant Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests; and

d.

For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests. A copy of the foregoing documentation will be provided to MFS’ Conflicts Officer.

          The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS’ distribution and institutional business units. The MFS Significant Client List will be reviewed and updated periodically, as appropriate.

          From time to time, certain MFS Funds (the “top tier fund”) may own shares of other MFS Funds (the “underlying fund”). If an underlying fund submits a matter to a shareholder vote, the top tier fund will generally vote its shares in the same proportion as the other shareholders of the underlying fund.

3. Gathering Proxies

          Most proxies received by MFS and its clients originate at Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge and other service providers, on behalf of custodians, send proxy related material to the record holders of the shares beneficially owned by MFS’ clients, usually to the client’s proxy voting administrator or, less commonly, to the client itself. This material will include proxy ballots reflecting the shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy materials with the issuer’s explanation of the items to be voted upon.

          MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, RiskMetrics Group, Inc., (the “Proxy Administrator”), pursuant to which the Proxy Administrator performs various proxy vote related administrative services, such as vote processing and recordkeeping functions for MFS’ Funds and institutional client accounts. The Proxy Administrator receives proxy statements and proxy ballots directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator’s system by an MFS holdings data-feed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders’ meetings are available on-line to certain MFS employees and members of the MFS Proxy Voting Committee.

4. Analyzing Proxies

          Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator, at the prior direction of MFS, automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by the MFS Proxy Voting Committee. With respect to proxy matters that require the particular exercise of discretion or judgment, MFS considers and votes on those proxy matters. MFS also receives research and recommendations from the Proxy Administrator which it may take into account in deciding how to vote. In addition, MFS expects to rely on the Proxy Administrator to identify circumstances in which a board may have approved excessive executive compensation or whether certain environmental or social proposals warrant consideration. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

          As a general matter, portfolio managers and investment analysts have little or no involvement in specific votes taken by MFS. This is designed to promote consistency in the application of MFS’ voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (e.g. corporate actions, such as mergers and acquisitions, or shareholder proposals relating to environmental and social issues), a representative of MFS Proxy Voting Committee may consult with or seek recommendations from MFS portfolio managers or investment analysts.12 However, the MFS Proxy Voting Committee would ultimately determine the manner in which all proxies are voted.

          As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

5. Voting Proxies

          In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee may review and monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.

6. Securities Lending

          From time to time, the MFS Funds or other pooled investment vehicles sponsored by MFS may participate in a securities lending program. In the event MFS or its agent receives timely notice of a shareholder meeting for a U.S. security, MFS and its agent will attempt to recall any securities on loan before the meeting’s record date so that MFS will be entitled to vote these shares. However, there may be instances in which MFS is unable to timely recall securities on loan for a U.S. security, in which cases MFS will not be able to vote these shares. MFS will report to the appropriate board of the MFS Funds those instances in which MFS is not able to timely recall the loaned securities. MFS generally does not recall non-U.S. securities on loan because there may be insufficient advance notice of proxy materials, record dates, or vote cut-off dates to allow MFS to timely recall the shares in certain markets. As a result, non-U.S. securities that are on loan will not generally be voted. If MFS receives timely notice of what MFS determines to be an unusual, significant vote for a non-U.S. security whereas MFS shares are on loan, and determines that voting is in the best long-term economic interest of shareholders, then MFS will attempt to timely recall the loaned shares.

7. Engagement

          The MFS Proxy Voting Policies and Procedures are available on www.mfs.com and may be accessed by both MFS’ clients and the companies in which MFS’ clients invest. From time to time, MFS may determine that it is appropriate and beneficial for representatives from the MFS Proxy Voting Committee to engage in a dialogue with a company or other shareholder regarding certain matters on the company’s proxy statement that are of concern to shareholders, including environmental, social and governance matters. A company or shareholder may also seek to engage with representatives of the MFS Proxy Voting Committee in advance of the company’s formal proxy solicitation to solicit support for certain contemplated proposals.

1

From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst may not be available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained prior to the cutoff date of the shareholder meeting, certain members of the MFS Proxy Voting Committee may determine to abstain from voting.

C. MONITORING SYSTEM

          It is the responsibility of the Proxy Administrator and MFS’ Proxy Voting Committee to monitor the proxy voting process. When proxy materials for clients are received by the Proxy Administrator, they are input into the Proxy Administrator’s system. Through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company’s stock and the number of shares held on the record date with the Proxy Administrator’s listing of any upcoming shareholder’s meeting of that company.

          When the Proxy Administrator’s system “tickler” shows that the voting cut-off date of a shareholders’ meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy ballot has not been received from the client’s custodian, the Proxy Administrator contacts the custodian requesting that the materials be forwarded immediately. If it is not possible to receive the proxy ballot from the custodian in time to be voted at the meeting, then MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

D. RECORDS RETENTION

          MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees and Board of Managers of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy ballots completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company’s proxy issues, are retained as required by applicable law.

F. REPORTS

All MFS Advisory Clients

          At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue and, upon request, may identify situations where MFS did not vote in accordance with the MFS Proxy Voting Policies and Procedures.

          Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client. However, as noted above, MFS may determine that it is appropriate and beneficial to engage in a dialogue with a company regarding certain matters. During such dialogue with the company, MFS may disclose the vote it intends to cast in order to potentially effect positive change at a company in regards to environmental, social or governance issues.

Morgan Stanley Investment Management, Inc.

February 27, 2009

PROXY VOTING POLICY AND PROCEDURES

I. POLICY STATEMENT

Morgan Stanley Investment Management’s (“MSIM”) policy and procedures for voting proxies (“Policy”) with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which an MSIM entity has authority to vote proxies. This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.

The MSIM entities covered by this Policy currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an “MSIM Affiliate” and collectively referred to as the “MSIM Affiliates” or as “we” below).

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds--collectively referred to herein as the “MSIM Funds”), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. An MSIM Affiliate will not vote proxies if the “named fiduciary” for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the investment management or investment advisory agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client’s benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns (“Client Proxy Standard”). In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client’s policy.

Proxy Research Services - RiskMetrics Group ISS Governance Services (“ISS”) and Glass Lewis (together with other proxy research providers as we may retain from time to time, the “Research Providers”) are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While we may review and utilize the recommendations of the Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping services.

Voting Proxies for Certain Non-U.S. Companies - Voting proxies of companies located in some jurisdictions, particularly emerging markets, may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients’ non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.

II. GENERAL PROXY VOTING GUIDELINES

To promote consistency in voting proxies on behalf of its clients, we follow this Policy (subject to any exception set forth herein). The Policy addresses a broad range of issues, and provides general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee (see Section III for description) and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.

We endeavor to integrate governance and proxy voting policy with investment goals, using the vote to encourage portfolio companies to enhance long-term shareholder value and to provide a high standard of transparency such that equity markets can value corporate assets appropriately.

We seek to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers.

We may abstain on matters for which disclosure is inadequate.

A. Routine Matters. We generally support routine management proposals. The following are examples of routine management proposals:

•	Approval of financial statements and auditor reports if delivered with an unqualified auditor’s opinion.

•	General updating/corrective amendments to the charter, articles of association or bylaws, unless we believe that such amendments would diminish shareholder rights.

•

Most proposals related to the conduct of the annual meeting, with the following exceptions. We generally oppose proposals that relate to “the transaction of such other business which may come before the meeting,” and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment would facilitate passage of a proposal that would otherwise be supported under this Policy (i.e. an uncontested corporate transaction), the adjournment request will be supported.

We generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

B. Board of Directors.

1.

Election of directors: Votes on board nominees can involve balancing a variety of considerations. In balancing various factors in uncontested elections, we may take into consideration whether the company has a majority voting policy in place that we believe makes the director vote more meaningful. In the absence of a proxy contest, we generally support the board’s nominees for director except as follows:

a.

We consider withholding support from or voting against interested directors if the company’s board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for an NYSE company with no controlling shareholder, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent, although lack of board turnover and fresh perspective can be a negative factor in voting on directors.

i.

At a company with a shareholder or group that controls the company by virtue of a majority economic interest in the company, we have a reduced expectation for board independence, although we believe the presence of independent directors can be helpful, particularly in staffing the audit committee, and at times we may withhold support from or vote against a nominee on the view the board or its committees are not sufficiently independent.

		ii.	We consider withholding support from or voting against a nominee if he or she is affiliated with a major shareholder that has representation on a board disproportionate to its economic interest.

b.

Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company’s compensation, nominating or audit committee.

c.

We consider withholding support from or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders, including failure to meet fiduciary standards of care and/or loyalty. We may oppose directors where we conclude that actions of directors are unlawful, unethical or negligent. We consider opposing individual board members or an entire slate if we believe the board is entrenched and/or dealing inadequately with performance problems, and/or acting with insufficient independence between the board and management.

d.

We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a “bright line” test. For example, in the context of the U.S. market, failure to eliminate a dead hand or slow hand poison pill would be seen as a basis for opposing one or more incumbent nominees.

e.

In markets that encourage designated audit committee financial experts, we consider voting against members of an audit committee if no members are designated as such. We also may not support the audit committee members if the company has faced financial reporting issues and/or does not put the auditor up for ratification by shareholders.

	f.	We believe investors should have the ability to vote on individual nominees, and may abstain or vote against a slate of nominees where we are not given the opportunity to vote on individual nominees.

g.

We consider withholding support from or voting against a nominee who has failed to attend at least 75% of the nominee’s board and board committee meetings within a given year without a reasonable excuse. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

h.

We consider withholding support from or voting against a nominee who appears overcommitted, particularly through service on an excessive number of boards. Market expectations are incorporated into this analysis; for U.S. boards, we generally oppose election of a nominee who serves on more than six public company boards (excluding investment companies).

2.

Discharge of directors’ duties: In markets where an annual discharge of directors’ responsibility is a routine agenda item, we generally support such discharge. However, we may vote against discharge or abstain from voting where there are serious findings of fraud or other unethical behavior for which the individual bears responsibility. The annual discharge of responsibility represents shareholder approval of actions taken by the board during the year and may make future shareholder action against the board difficult to pursue.

3.

Board independence: We generally support U.S. shareholder proposals requiring that a certain percentage (up to 66⅔%) of the company’s board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

4.	Board diversity: We consider on a case-by-case basis shareholder proposals urging diversity of board membership with respect to social, religious or ethnic group.

5.

Majority voting: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

6.	Proxy access: We consider on a case-by-case basis shareholder proposals to provide procedures for inclusion of shareholder nominees in company proxy statements.

7.

Proposals to elect all directors annually: We generally support proposals to elect all directors annually at public companies (to “declassify” the Board of Directors) where such action is supported by the board, and otherwise consider the issue on a case-by-case basis based in part on overall takeover defenses at a company.

8.

Cumulative voting: We generally support proposals to eliminate cumulative voting in the U.S. market context. (Cumulative voting provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board.) U.S. proposals to establish cumulative voting in the election of directors generally will not be supported.

9.

Separation of Chairman and CEO positions: We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint a non-executive Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context.

10.	Director retirement age and term limits: Proposals recommending set director retirement ages or director term limits are voted on a case-by-case basis.

11.

Proposals to limit directors’ liability and/or broaden indemnification of officers and directors. Generally, we will support such proposals provided that an individual is eligible only if he or she has not acted in bad faith, gross negligence or reckless disregard of their duties.

C. Statutory auditor boards. The statutory auditor board, which is separate from the main board of directors, plays a role in corporate governance in several markets. These boards are elected by shareholders to provide assurance on compliance with legal and accounting standards and the company’s articles of association. We generally vote for statutory auditor nominees if they meet independence standards. In markets that require disclosure on attendance by internal statutory auditors, however, we consider voting against nominees for these positions who failed to attend at least 75% of meetings in the previous year. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

D. Corporate transactions and proxy fights. We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis in the interests of each fund or other account. Proposals for mergers or other significant transactions that are friendly and approved by the Research Providers usually are supported if there is no portfolio manager objection. We also analyze proxy contests on a case-by-case basis.

E. Changes in capital structure.

1.	We generally support the following:

	•	Management and shareholder proposals aimed at eliminating unequal voting rights, assuming fair economic treatment of classes of shares we hold.

•

Management proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear business purpose is stated that we can support and the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and/or (ii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the total new authorization will be outstanding. (We consider proposals that do not meet these criteria on a case-by-case basis.)

•

Management proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital, unless we have concerns about use of the authority for anti-takeover purposes.

	•	Management proposals to authorize share repurchase plans, except in some cases in which we believe there are insufficient protections against use of an authorization for anti-takeover purposes.

	•	Management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

	•	Management proposals to effect stock splits.

•

Management proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

	•	Management dividend payout proposals, except where we perceive company payouts to shareholders as inadequate.

2.	We generally oppose the following (notwithstanding management support):

	•	Proposals to add classes of stock that would substantially dilute the voting interests of existing shareholders.

•

Proposals to increase the authorized or issued number of shares of existing classes of stock that are unreasonably dilutive, particularly if there are no preemptive rights for existing shareholders. However, depending on market practices, we consider voting for proposals giving general authorization for issuance of shares not subject to preemptive rights if the authority is limited.

•

Proposals that authorize share issuance at a discount to market rates, except where authority for such issuance is de minimis, or if there is a special situation that we believe justifies such authorization (as may be the case, for example, at a company under severe stress and risk of bankruptcy).

	•	Proposals relating to changes in capitalization by 100% or more.

We consider on a case-by-case basis shareholder proposals to increase dividend payout ratios, in light of market practice and perceived market weaknesses, as well as individual company payout history and current circumstances. For example, currently we perceive low payouts to shareholders as a concern at some Japanese companies, but may deem a low payout ratio as appropriate for a growth company making good use of its cash, notwithstanding the broader market concern.

F. Takeover Defenses and Shareholder Rights.

1.

Shareholder rights plans: We generally support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills). In voting on rights plans or similar takeover defenses, we consider on a case-by-case basis whether the company has demonstrated a need for the defense in the context of promoting long-term share value; whether provisions of the defense are in line with generally accepted governance principles in the market (and specifically the presence of an adequate qualified offer provision that would exempt offers meeting certain conditions from the pill); and the specific context if the proposal is made in the midst of a takeover bid or contest for control.

2.

Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.

3.	Shareholder rights to call meetings: We consider proposals to enhance shareholder rights to call meetings on a case-by-case basis.

4.

Reincorporation: We consider management and shareholder proposals to reincorporate to a different jurisdiction on a case-by-case basis. We oppose such proposals if we believe the main purpose is to take advantage of laws or judicial precedents that reduce shareholder rights.

5.

Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

6.	Bundled proposals: We may consider opposing or abstaining on proposals if disparate issues are “bundled” and presented for a single vote.

G. Auditors. We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities and we believe rotation of the audit firm is appropriate, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). We generally vote against proposals to indemnify auditors.

H. Executive and Director Remuneration.

1.	We generally support the following:

•

Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage (“run rate”) of equity compensation in the recent past; or if there are objectionable plan design and provisions.

•

Proposals relating to fees to outside directors, provided the amounts are not excessive relative to other companies in the country or industry, and provided that the structure is appropriate within the market context. While stock-based compensation to outside directors is positive if moderate and appropriately structured, we are wary of significant stock option awards or other performance-based awards for outside directors, as well as provisions that could result in significant forfeiture of value on a director’s decision to resign from a board (such forfeiture can undercut director independence).

• Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad-based employee plan, including all non-executive employees.

• Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

2.	We generally oppose retirement plans and bonuses for non-executive directors and independent statutory auditors.

3.

Shareholder proposals requiring shareholder approval of all severance agreements will not be supported, but proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported. We generally oppose shareholder proposals that would establish arbitrary caps on pay. We consider on a case-by-case basis shareholder proposals that seek to limit Supplemental Executive Retirement Plans (SERPs), but support such proposals where we consider SERPs to be excessive.

4.

Shareholder proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its labor markets, and the company’s current and past practices. While we generally support emphasis on long-term components of senior executive pay and strong linkage of pay to performance, we consider whether a proposal may be overly prescriptive, and the impact of the proposal, if implemented as written, on recruitment and retention.

5.	We consider shareholder proposals for U.K.-style advisory votes on pay on a case-by-case basis.

6.	We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in executive equity compensation programs.

7.

We generally support shareholder proposals for reasonable “claw-back” provisions that provide for company recovery of senior executive bonuses to the extent they were based on achieving financial benchmarks that were not actually met in light of subsequent restatements.

8.

Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company’s reasons and justifications for a re-pricing, the company’s competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

I. Social, Political and Environmental Issues. We consider proposals relating to social, political and environmental issues on a case-by-case basis to determine likely financial impacts on shareholder value, balancing concerns on reputational and other risks that may be raised in a proposal against costs of implementation. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. While we support proposals that we believe will enhance useful disclosure, we generally vote against proposals requesting reports that we believe are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We believe that certain social and environmental shareholder proposals may intrude excessively on management prerogatives, which can lead us to oppose them.

J. Fund of Funds. Certain Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.

III. ADMINISTRATION OF POLICY

The MSIM Proxy Review Committee (the “Committee”) has overall responsibility for the Policy. The Committee, which is appointed by MSIM’s Chief Investment Officer of Global Equities (“CIO”) or senior officer, consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm, and is chaired by the director of the Corporate Governance Team (“CGT”). Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.

The CGT Director is responsible for identifying issues that require Committee deliberation or ratification. The CGT, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The CGT has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance.

The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

CGT and members of the Committee may take into account Research Providers’ recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst comments and research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies (“Index Strategies”) will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the CGT will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

A. Committee Procedures

The Committee meets at least annually to review and consider changes to the Policy. The Committee will appoint a subcommittee (the “Subcommittee”) to meet as needed between Committee meetings to address any outstanding issues relating to the Policy or its implementation.

The Subcommittee will meet on an ad hoc basis to (among other functions): (1) monitor and ratify “split voting” (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or “override voting” (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy); (2) review and approve upcoming votes, as appropriate, for matters as requested by CGT.

The Committee reserves the right to review voting decisions at any time and to make voting decisions as necessary to ensure the independence and integrity of the votes. The Committee or the Subcommittee are provided with reports on at least a monthly basis detailing specific key votes cast by CGT.

B. Material Conflicts of Interest

In addition to the procedures discussed above, if the CGT Director determines that an issue raises a material conflict of interest, the CGT Director will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question (“Special Committee”).

A potential material conflict of interest could exist in the following situations, among others:

1.	The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a matter that materially affects the issuer.

2.	The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.

3.

Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

If the CGT Director determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the issue will be addressed as follows:

1.	If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

2.

If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM’s Client Proxy Standard.

3.	If the Research Providers’ recommendations differ, the CGT Director will refer the matter to the Subcommittee or a Special Committee to vote on the proposal, as appropriate.

The Special Committee shall be comprised of the CGT Director, the Chief Compliance Officer or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee, and MSIM’s relevant Chief Investment Officer or his/her designee, and any other persons deemed necessary by the CGT Director. The CGT Director may request non-voting participation by MSIM’s General Counsel or his/her designee. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

C. Proxy Voting Reporting

The CGT will document in writing all Committee, Subcommittee and Special Committee decisions and actions, which documentation will be maintained by the CGT for a period of at least six years. To the extent these decisions relate to a security held by an MSIM Fund, the CGT will report the decisions to each applicable Board of Trustees/Directors of those Funds at each Board’s next regularly scheduled Board meeting. The report will contain information concerning decisions made during the most recently ended calendar quarter immediately preceding the Board meeting.

MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client’s account.

MSIM’s Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund’s holdings.

APPENDIX A

The following procedures apply to accounts managed by Morgan Stanley AIP GP LP (“AIP”).

Generally, AIP will follow the guidelines set forth in Section II of MSIM’s Proxy Voting Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Liquid Markets investment team and the Private Markets investment team of AIP. A summary of decisions made by the investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.

In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.

Waiver of Voting Rights

For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the “Fund”) that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:

1.

Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a “Designated Person,” and collectively, the “Designated Persons”), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person’s death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and

2.

Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund’s organizational documents; provided, however, that, if the Fund’s organizational documents require the consent of the Fund’s general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter.

Pacific Investment Management Company LLC

Description of Proxy Voting Policies and Procedures.

Pacific Investment Management Company LLC (“PIMCO”) has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. PIMCO has implemented the Proxy Policy for each of its clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client’s proxies. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, the Proxy Policy also applies to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.

The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.

PIMCO will supervise and periodically review its proxy voting activities and implementation of the Proxy Policy. PIMCO will review each proxy to determine whether there may be a material conflict between PIMCO and its client. If no conflict exists, the proxy will be forwarded to the appropriate portfolio manager for consideration. If a conflict does exist, PIMCO will seek to resolve any such conflict in accordance with the Proxy Policy. PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client’s best interest by pursuing any one of the following courses of action: (i) convening a committee to assess and resolve the conflict; (ii) voting in accordance with the instructions of the client; (iii) voting in accordance with the recommendation of an independent third-party service provider; (iv) suggesting that the client engage another party to determine how the proxy should be voted; (v) delegating the vote to a third-party service provider; or (vi) voting in accordance with the factors discussed in the Proxy Policy.

Clients may obtain a copy of PIMCO’s written Proxy Policy and the factors that PIMCO may consider in determining how to vote a client’s proxy. Except as required by law, PIMCO will not disclose to third parties how it voted on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients, how PIMCO voted such client’s proxy. In addition, a client may obtain copies of PIMCO’s Proxy Policy and information as to how its proxies have been voted by contacting PIMCO.

ProFund Advisors LLC

ProFund Advisors LLC (“ProFund Advisors”) has adopted the following proxy voting policies and procedures (the “Guidelines”), which are designed to maximize shareholder value and protect shareowner interests when voting proxies. ProFund Advisors’ Proxy Oversight Committee (the “Proxy Committee”) exercises and documents ProFund Advisors’ responsibility with regard to voting of client proxies. The Proxy Committee is composed of representatives of ProFund Advisors’ Compliance, Legal and Portfolio Management Departments, and chaired by ProFund Advisors’ Chief Compliance Officer. The Proxy Committee reviews and monitors the effectiveness of the Guidelines.

To assist ProFund Advisors in its responsibility for voting proxies and the overall proxy voting process, ProFund Advisors has retained ISS Governance Services (“ISS”) as an expert in the proxy voting and corporate governance area. ISS is a unit of RiskMetrics Group, an independent company that specializes in, among other things, providing a variety of proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided by ISS include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and record keeping. ISS issues quarterly reports for ProFund Advisors to review to assure proxies are being voted properly. ProFund Advisors and ISS also perform spot checks intra-quarter to match the voting activity with available shareholder meeting information. ISS’s management meets on a regular basis to discuss its approach to new developments and amendments to existing policies. Information on such developments or amendments in turn is provided to the Proxy Committee. The Proxy Committee reviews and, as necessary, may amend periodically the Guidelines to address new or revised proxy voting policies or procedures.

The Guidelines are maintained and implemented by ISS and are an extensive list of common proxy voting issues with recommended voting actions based on the overall goal of achieving maximum shareholder value and protection of shareholder interests. Generally, proxies are voted in accordance with the voting recommendations contained in the Guidelines. If necessary, ProFund Advisors will be consulted by ISS on non-routine issues. Proxy issues identified in the Guidelines include but are not limited to:

•	Election of Directors - considering factors such as director qualifications, term of office and age limits.

•	Proxy Contests - considering factors such as voting for nominees in contested elections and reimbursement of expenses.

•	Election of Auditors - considering factors such as independence and reputation of the auditing firm.

•	Proxy Contest Defenses - considering factors such as board structure and cumulative voting.

•	Tender Offer Defenses - considering factors such as poison pills (stock purchase rights plans) and fair price provisions.

•	Miscellaneous Governance Issues - considering factors such as confidential voting and equal access.

•	Capital Structure - considering factors such as common stock authorization and stock distributions.

•	Executive and Director Compensation - considering factors such as performance goals and employee stock purchase plans.

•	State of Incorporation - considering factors such as state takeover statutes and voting on reincorporation proposals.

•	Mergers and Corporate Restructuring - considering factors such as spin-offs and asset sales.

•	Mutual Fund Proxy Voting - considering factors such as election of directors and proxy contests.

•	Consumer and Public Safety Issues - considering factors such as social and environmental issues as well as labor issues.

A full description of each Guideline and voting policy is maintained by ProFund Advisors, and a complete copy of the Guidelines is available upon request.

Conflicts of Interest

From time to time, proxy issues may pose a material conflict of interest between a fund’s shareholders and ProFund Advisors, the underwriter or any affiliates thereof. Due to the limited nature of ProFund Advisors’ activities (e.g., no underwriting business, no publicly traded affiliates, no investment banking activities, and no research recommendations), conflicts of interest are likely to be infrequent. Nevertheless, it shall be the duty of the Proxy Committee to monitor potential conflicts of interest. In the event a conflict of interest arises, ProFund Advisors will direct ISS to use its independent judgment to vote affected proxies in accordance with approved guidelines. The Proxy Committee will disclose to TAM the voting issues that created the conflict of interest and the manner in which ISS voted such proxies.

T. Rowe Price Associates, Inc.

T. ROWE PRICE ASSOCIATES, INC
T. ROWE PRICE INTERNATIONAL, INC
T. ROWE PRICE GLOBAL INVESTMENT SERVICES, LTD
T. ROWE PRICE (CANADA), INC

PROXY VOTING POLICIES AND PROCEDURES

RESPONSIBILITY TO VOTE PROXIES

          T. Rowe Price Associates, Inc., T. Rowe Price International, Inc., T. Rowe Price Global Investment Services Limited, and T. Rowe Price (Canada), Inc. (“T. Rowe Price”) recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the U.S.-registered investment companies which it sponsors and serves as investment adviser (“T. Rowe Price Funds”) and by institutional and private counsel clients who have requested that T. Rowe Price be involved in the proxy process. T. Rowe Price has assumed the responsibility for voting proxies on behalf of the T. Rowe Price Funds and certain counsel clients who have delegated such responsibility to T. Rowe Price. In addition, T. Rowe Price makes recommendations regarding proxy voting to counsel clients who have not delegated the voting responsibility but who have requested voting advice. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.

          T. Rowe Price has adopted these Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies.

          Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

          Other Considerations. One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. We recognize that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management’s with respect to the company’s day-to-day operations. Rather, our voting guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders; to align the interests of management with those of shareholders; and, to encourage companies to adopt best practices in terms of their corporate governance. In addition to our voting guidelines, we rely on a company’s disclosures, its board’s recommendations, a company’s track record, country-specific best practices codes, our research providers and, most importantly, our investment professionals’ views, in making voting decisions.

ADMINISTRATION OF POLICIES AND PROCEDURES

          Proxy Committee. T. Rowe Price’s Proxy Committee (“Proxy Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving corporate social responsibility issues. The Proxy Committee also reviews questions and responds to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or counsel client. Rather, this responsibility is held by the Chairperson of the Fund’s Investment Advisory Committee or counsel client’s portfolio manager.

          Proxy Services Group. The Proxy Services Group is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

          Proxy Administrator. The Proxy Services Group will assign a Proxy Administrator who will be responsible for ensuring that all meeting notices are reviewed and important proxy matters are communicated to the portfolio managers for consideration.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

          In order to facilitate the proxy voting process, T. Rowe Price has retained RiskMetrics Group (“RMG”), as an expert in the proxy voting and corporate governance area. RMG specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility. In order to reflect T. Rowe Price’s issue-by-issue voting guidelines as approved each year by the Proxy Committee, RMG maintains and implements a custom voting policy for the Price Funds and other client accounts.

Meeting Notification

          T. Rowe Price utilizes RMG’s voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. RMG tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, RMG procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily, and transmitted to T. Rowe Price through Proxy Exchange, RMG’s web-based application.

Vote Determination

          Each day, RMG delivers into T. Rowe Price’s proprietary proxy research platform a comprehensive summary of upcoming meetings, proxy proposals, publications discussing key proxy voting issues, and custom vote recommendations to assist us with proxy research and processing. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the perspective of our clients.

          Portfolio managers may decide to vote their proxies consistent with T. Rowe Price’s policies as set by the Proxy Committee and instruct our Proxy Administrator to vote all proxies accordingly. Alternatively, portfolio managers may request to review the vote recommendations and sign off on all proxies before the votes are cast, or they may choose only to sign off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the vote guidelines of the Proxy Committee. In all cases, the portfolio managers may elect to receive current reports summarizing all proxy votes in their client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Proxy Administrator is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is cast contrary to T. Rowe Price guidelines.

T. Rowe Price Voting Policies

          Specific voting guidelines have been adopted by the Proxy Committee for all regularly occurring categories of management and shareholder proposals. A detailed set of voting guidelines is available on the T. Rowe Price web site, www.troweprice.com. The following is a summary of our guidelines on the most significant proxy voting topics:

          Election of Directors – T. Rowe Price generally supports slates with a majority of independent directors. T. Rowe Price votes against outside directors who do not meet certain criteria relating to their independence but who serve on key board committees. We vote against directors who are unable to dedicate sufficient time to their board duties due to their commitments to other boards. We may vote against certain directors who have served on company boards where we believe there has been a gross failure in governance or oversight. We may also vote against compensation committee members who approve excessive executive compensation arrangements. We support efforts to elect all board members annually because boards with staggered terms lessen directors’ accountability to shareholders and act as deterrents to takeover proposals. To strengthen boards’ accountability, T. Rowe Price supports proposals calling for a majority vote threshold for the election of directors.

          Anti-takeover, Capital Structure and Corporate Governance Issues – T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights and limit the ability of shareholders to act on potential value-enhancing transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes, and poison pills. We also oppose proposals that give management a “blank check” to create new classes of stock with disparate rights and privileges. When voting on capital structure proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights. We generally support shareholder proposals that call for the separation of the Chairman and CEO positions unless there are sufficient governance safeguards already in place.

          Executive Compensation Issues – T. Rowe Price’s goal is to assure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests. We evaluate plans on a case-by-case basis, using a proprietary, scorecard-based approach that employs a number of factors, including dilution to shareholders, problematic plan features, burn rate, and the equity compensation mix. Plans that are constructed to effectively and fairly align executives’ and shareholders’ incentives generally earn our approval. Conversely, we oppose compensation packages that provide what we view as excessive awards to few senior executives, contain the potential for excessive dilution relative to the company’s peers, or rely on an inappropriate mix of options and full-value awards. We also may oppose equity plans at any company where we deem the overall compensation practices to be problematic. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock unless such plans appropriately balance shareholder and employee interests. For companies with particularly egregious pay practices such as excessive severance packages, executive perks, and bonuses that are not adequately linked to performance, we may vote against compensation committee members. Finally, we vote for proposals calling for shareholder ratification of a company’s executive compensation practices (“Say-on-Pay” proposals) a majority of the time.

          Mergers and Acquisitions – T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders’ current and future earnings stream and to ensure that our Price Funds and clients are receiving fair consideration for their securities.

          Corporate Social Responsibility Issues – Vote recommendations for corporate responsibility issues are generated by the Global Corporate Governance Analyst using RMG’s proxy research. T. Rowe Price generally votes with a company’s management on social, environmental and corporate responsibility issues unless the issue has substantial investment implications for the company’s business or operations which have not been adequately addressed by management. T. Rowe Price supports well-targeted shareholder proposals on environmental and other public policy issues that are particularly relevant to a company’s businesses.

          Global Portfolio Companies – RMG applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not appropriate for all markets. The Proxy Committee has reviewed RMG’s general global policies and has developed international proxy voting guidelines which in most instances are consistent with RMG recommendations.

          Index and Passively Managed Accounts –Proxy voting for index and other passively-managed portfolios is administered by the Proxy Services Group using T. Rowe Price’s policies as set by the Proxy Committee. If a portfolio company is held in both an actively managed account and an index account, the index account will default to the vote as determined by the actively managed proxy voting process.

          Divided Votes – In situations where a decision is made which is contrary to the policies established by the Proxy Committee, or differs from the vote for any other client or T. Rowe Price Fund, the Proxy Services Group advises the portfolio managers involved of the divided vote. The persons representing opposing views may wish to confer to discuss their positions. In such instances, it is the normal practice for the portfolio manager to document the reasons for the vote if it is against T. Rowe Price policy. The Proxy Administrator is responsible for assuring that adequate documentation is maintained to reflect the basis for any vote which is cast in opposition to T. Rowe Price policy.

          Shareblocking –Shareblocking is the practice in certain foreign countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. T. Rowe Price’s policy is generally to abstain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.

          Securities on Loan –The T. Rowe Price Funds and our institutional clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the voting deadline. T. Rowe Price’s policy is generally not to vote securities on loan unless the portfolio manager has knowledge of a material voting event that could affect the value of the loaned securities. In this event, the portfolio manager has the discretion to instruct the Proxy Administrator to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting.

Monitoring and Resolving Conflicts of Interest

          The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price’s voting guidelines are pre-determined by the Proxy Committee, application of the guidelines by fund portfolio managers to vote fund proxies should in most instances adequately address any possible conflicts of interest. However, the Proxy Committee reviews all proxy votes that are inconsistent with T. Rowe Price guidelines to determine whether the portfolio manager’s voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company’s proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics and Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restricts their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

          Specific Conflict of Interest Situations - Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price policy, and votes inconsistent with policy will not be permitted. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain T. Rowe Price funds that invest in other T. Rowe Price funds. In cases where the underlying fund of a T. Rowe Price fund-of-funds holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the fund-of-funds in the same proportion as the votes cast by the shareholders of the underlying funds.

RECORD RETENTION

          T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions will be kept. All proxy voting materials and supporting documentation are retained for six years (except for proxy statements available on the SEC’s EDGAR database).

Third Avenue Management LLC

PROXY VOTING POLICIES AND PROCEDURES

This summary describes Third Avenue Management’s (as used solely in this proxy policy description, “Third Avenue”) policy and procedures for voting securities held in its investment advisory accounts. If you wish to receive a copy of the full policy and procedures or information on how proxies were voted in your account, please contact your account representative.

In general, Third Avenue is responsible for voting securities held in its investment advisory accounts. However, in certain cases, in accordance with the agreement governing the account, the client may expressly retain the authority to vote proxies or delegate voting authority to a third party. In such cases, the policy and procedures below would not apply and Third Avenue would advise the client to instruct its custodian where to forward solicitation materials.

POLICY GUIDELINES

Third Avenue has developed detailed policy guidelines on voting commonly presented proxy issues, which are subject to ongoing review. The guidelines are subject to exceptions on a case-by-case basis, as discussed below. On issues not specifically addressed by the guidelines, Third Avenue would analyze how the proposal may affect the value of the securities held by the affected clients and vote in accordance with what it believes to be the best interests of such clients.

Abstention From Voting

Third Avenue will normally abstain from voting when it believes the cost of voting will exceed the expected benefit to investment advisory clients. The most common circumstances where that may be the case involve foreign proxies and securities out on loan. In addition, Third Avenue may be restricted from voting proxies of a given issuer during certain periods if it has made certain regulatory filings with respect to that issuer.

PROCEDURES

Third Avenue’s Legal Department oversees the administration of proxy voting. Under its supervision, the Accounting Department is responsible for processing proxies on securities held in mutual funds for which Third Avenue serves as adviser or sub-adviser1 and the Operations Department is responsible for processing proxies on securities held in all other investment advisory accounts for which Third Avenue has voting responsibility1.

Sole Voting Responsibility

The Operations and Accounting Departments forward proxy and other solicitation materials received to the General Counsel or his designee who shall present the proxies to Third Avenue’s Proxy Voting Committee. The Proxy Voting Committee, consisting of senior portfolio managers and research analysts designated by Third Avenue’s President, determines how the proxies shall be voted applying Third Avenue’s policy guidelines. In most instances, the Committee shall delegate the responsibility for making each voting determination to an appropriate member of the Committee who has primary responsibility for the security in question. Third Avenue’s General Counsel or his designee shall participate in all decisions to present issues for a vote, field any conflict issues, document deviations from policy guidelines and document all routine voting decisions. The Proxy Voting Committee may seek the input of Third Avenue’s Co-Chief Investment Officers or other portfolio managers or research analysts who may have particular familiarity with the matter to be voted. Any exception to policy guidelines shall be fully documented in writing. Third Avenue’s General Counsel instructs the Operations and Accounting Departments to vote the proxies in accordance with determinations reached under the process described above. The Operations and Accounting Departments vote the proxies by an appropriate method in accordance with instructions received.

Shared Voting Responsibility

Third Avenue may share voting responsibility with a client who has retained the right to veto Third Avenue’s voting decisions. Under such circumstances, the Operations Department would provide a copy of the proxy material to the client reserving this right, along with Third Avenue’s determination of how it plans vote the proxy, unless instructed otherwise by the client prior to the relevant deadline.

Conflicts of Interest

Should any portfolio manager, research analyst, member of senior management or anyone else at Third Avenue who may have direct or indirect influence on proxy voting decisions become aware of a potential or actual conflict of interest in voting a proxy or the appearance of a conflict of interest, that person shall bring the issue to Third Avenue’s General Counsel. Third Avenue’s General Counsel shall analyze each potential or actual conflict presented to determine materiality and shall document each situation and its resolution. When presented with an actual or potential conflict in voting a proxy, Third Avenue’s General Counsel shall address the matter using an appropriate method to assure that the proxy vote is free from any improper influence, by (1) determining that there is no conflict or that it is immaterial, (2) ensuring that Third Avenue votes in accordance with a predetermined policy, (3) following the published voting policy of Institutional Shareholder Services, (4) engaging an independent third party professional to vote the proxy or advise Third Avenue how to vote or (5) presenting the conflict to one or more of the clients involved and obtaining direction on how to vote.

Recordkeeping

Third Avenue shall maintain required records relating to votes cast, client requests for information and Third Avenue’s proxy voting policies and procedures in accordance with applicable law.

1 Advisers of certain mutual funds sub-advised by Third Avenue have retained their own authority to vote proxies.

Transamerica Asset Management, Inc.

PROXY VOTING POLICIES AND PROCEDURES (“TAM Proxy Policy”)

I. Purpose

The TAM Proxy Policy is adopted in accordance with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”) and TAM’s fiduciary and other duties to its clients. The purpose of the TAM Proxy Policy is to ensure that where TAM exercises proxy voting authority with respect to client securities it does so in the best interests of the client, and that Sub-Advisers (as defined below) to TAM clients exercise voting authority with respect to TAM client securities in accordance with policies and procedures adopted by the Sub-Advisers under Rule 206(4)-6 and approved by the TAM client.

II. TAM’s Advisory Activities

TAM acts as investment adviser to Transamerica Funds, Transamerica Income Shares, Inc., Transamerica Partners Portfolios, Transamerica Asset Allocation Variable Funds, The Transamerica Partners Funds Group, The Transamerica Partners Funds Group II and Transamerica Series Trust (collectively, the “Funds”). For most of the investment portfolios comprising the Funds, TAM has delegated day-to-day management of the portfolio, including the authority to buy, sell, or hold securities in the portfolio and to exercise proxy voting authority with respect to those securities, to one or more investment sub-advisers, pursuant to sub-advisory agreements entered into between TAM and each sub-adviser (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) and approved by the Board of Trustees/Directors of the client Fund (the “Board”). TAM serves as a “manager of managers” with respect to the Sub-Advisers and monitors their activities in accordance with the terms of an exemptive order granted by the Securities and Exchange Commission (Release No. IC-23379, August 5, 1998).

III. Summary of the TAM Proxy Policy

TAM delegates the responsibility to exercise voting authority with respect to securities held in the Funds’ portfolios for which one or more Sub-Advisers has been retained to the Sub-Adviser(s) for each such portfolio, in accordance with each applicable Sub-Adviser Proxy Policy (as defined below). TAM will collect and review each Sub-Adviser Proxy Policy, together with a certification from the Sub-Adviser that the Sub-Adviser Proxy Policy complies with Rule 206(4)-6, and submit these materials to the Board for approval. In the event that TAM is called upon to exercise voting authority with respect to client securities, TAM generally will vote in accordance with the recommendation of Institutional Shareholder Services, Inc. (“ISS”) or another qualified independent third party, except that if TAM believes the recommendation would not be in the best interest of the relevant portfolio and its shareholders, TAM will consult the Board of the relevant Fund (or a Committee of the Board) and vote in accordance with instructions from the Board or Committee.

IV. Delegation of Proxy Voting Authority to Sub-Advisers

TAM delegates to each Sub-Adviser the responsibility to exercise voting authority with respect to securities held by the portfolio(s), or portion thereof, managed by the Sub-Adviser. Each Sub-Adviser is responsible for monitoring, evaluating and voting on all proxy matters with regard to investments the Sub-Adviser manages for the Funds in accordance with the Sub-Adviser’s proxy voting policies and procedures adopted to comply with Rule 206(4)-6 (each, a “Sub-Adviser Proxy Policy” and collectively, the “Sub-Adviser Proxy Policies”).

V. Administration, Review and Submission to Board of Sub-Adviser Proxy Policies

          A. Appointment of Proxy Administrator

          TAM will appoint an officer to be responsible for collecting and reviewing the Sub-Adviser Proxy Policies and carrying out the other duties set forth herein (the “Proxy Administrator”).

          B. Initial Review

               1. The Proxy Administrator will collect from each Sub-Adviser:

                    a) its Sub-Adviser Proxy Policy;

                    b) a certification from the Sub-Adviser that (i) its Sub-Adviser Proxy Policy is reasonably designed to ensure that the Sub-Adviser votes client securities in the best interest of clients, and that the Sub-Adviser Proxy Policy includes an explanation of how the Sub-Adviser addresses material conflicts that may arise between the Sub-Adviser’s interests and those of its clients, (ii) the Sub-Adviser Proxy Policy has been adopted in accordance with Rule 206(4)-6, and (iii) the Sub-Adviser Proxy Policy complies the terms of Rule 206(4)-6; and

                    c) a summary of the Sub-Adviser Proxy Policy suitable for inclusion in the client Fund’s registration statement, in compliance with Item 13(f) of Form N-1A, and a certification to that effect.

               2. The Proxy Administrator will review each Sub-Adviser Proxy Policy with a view to TAM making a recommendation to the Board. In conducting its review, TAM recognizes that the Securities and Exchange Commission has not adopted specific policies or procedures for advisers, or provided a list of approved procedures, but has left advisers the flexibility to craft policies and procedures suitable to their business and the nature of the conflicts they may face. As a consequence, Sub-Adviser Proxy Policies are likely to differ widely. Accordingly, the Proxy Administrator’s review of the Sub-Adviser Proxy Policies will be limited to addressing the following matters:

                    a) whether the Sub-Adviser Proxy Policy provides that the Sub-Adviser votes solely in the best interests of clients;

                    b) whether the Sub-Adviser Proxy Policy includes a description of how the Sub-Adviser addresses material conflicts of interest that may arise between the Sub-Adviser or its affiliates and its clients; and

                    c) whether the Sub-Adviser Proxy Policy includes both general policies and procedures as well as policies with respect to specific types of issues (for this purpose general policies include any delegation to a third party, policies relating to matters that may substantially affect the rights or privileges of security holders, and policies regarding the extent of weight given to the view of the portfolio company management; specific issues include corporate governance matters, changes to capital structure, stock option plans and other management compensation issues, and social corporate responsibility issues, among others).

               3. The Proxy Administrator will review the certification provided pursuant to paragraph 1(b) above for completeness, and will review the summary provided pursuant to paragraph 1(c) above for compliance with the requirements of Form N-1A.

               4. TAM will provide to the Board (or a Board Committee), the materials referred to in Section V.B.1. and a recommendation pursuant to the Proxy Administrator’s review of the Sub-Adviser Proxy Policy provided for in Section V.B.2.

               5. TAM will follow the same procedure in connection with the engagement of any new Sub-Adviser.

          B. Subsequent Review

          TAM will request that each Sub-Adviser provide TAM with prompt notice of any material change in its Sub-Adviser Proxy Policy. TAM will report any such changes at the next quarterly Board meeting of the applicable Fund. No less frequently than once each calendar year, TAM will request that each Sub-Adviser provide TAM with its current Sub-Adviser Proxy Policy, or certify that there have been no material changes to its Sub-Adviser Proxy Policy or that all material changes have been previously provided for review by TAM and approval by the relevant Board(s), and that the Sub-Adviser Proxy Policy continues to comply with Rule 206(4)-6.

          C. Record of Proxy Votes Exercised by Sub-Adviser

          The Proxy Administrator, or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), will maintain a record of any proxy votes (including the information called for in Items 1(a) through (i) of Form N-PX) exercised by the Sub-Adviser on behalf of a portfolio of the Funds. The Proxy Administrator, or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), will maintain a complete proxy voting record with respect to each Fund. If TAM utilizes the services of a third party for maintaining the records above specified, TAM shall obtain an undertaking from the third party that it will provide the records promptly upon request.

VI. TAM Exercise of Proxy Voting Authority

          A. Use of Independent Third Party

          If TAM is called upon to exercise voting authority on behalf of a Fund client, TAM will vote in accordance with the recommendations of ISS or another qualified independent third party (the “Independent Third Party”), provided that TAM agrees that the voting recommendation issued by the Independent Third Party reflects the best interests of the relevant portfolio and its shareholders.

          B. Conflict with View of Independent Third Party

          If, in its review of the Independent Third Party recommendation, TAM believes that the recommendation is not in the best interests of the Fund client, TAM will submit to the Board (or a Board Committee) its reasons for disagreeing with the Independent Third Party, as well as full disclosure of any conflict of interest between TAM or its affiliates and the Fund in connection with the vote, and seek consent of the Board (or Committee) with respect to TAM’s proposed vote.

          C. Asset Allocation Portfolios

          For any asset allocation portfolio managed by TAM and operated, in whole or in part, as a “fund of funds”, TAM will vote proxies in accordance with the recommendations of the Board(s) of the Fund(s). If any such asset allocation portfolio holds shares of a registered investment company that is not a portfolio of a Fund, TAM will seek Board (or Committee) consent with respect to TAM’s proposed vote in accordance with the provisions of Section VI.B.

VII. Conflicts of Interest Between TAM or Its Affiliates and the Funds

The TAM Proxy Voting Policy addresses material conflicts that may arise between TAM or its affiliates and the Funds by, in every case where TAM exercises voting discretion, either (i) providing for voting in accordance with the recommendation of the Independent Third Party or Board(s); or (ii) obtaining the consent of the Board (or a Board Committee) with full disclosure of the conflict.

VIII. Recordkeeping

          A. Records Generally Maintained

          In accordance with Rule 204-2(c)(2) under the Advisers Act, the Proxy Administrator shall cause TAM to maintain the following records:

                    1. the TAM Proxy Voting Policy; and

                    2. records of Fund client requests for TAM proxy voting information.

          B. Records for TAM Exercise of Proxy Voting Authority

          In accordance with Rule 204-2(c)(2) under the Advisers Act, if TAM exercises proxy voting authority pursuant to Section VI above, TAM, or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), shall make and maintain the following records:

                    1. proxy statements received regarding matters it has voted on behalf of Fund clients;

                    2. records of votes cast by TAM; and

                    3. copies of any documents created by TAM that were material to deciding how to vote proxies on behalf of Fund clients or that memorialize the basis for such a decision.

If TAM utilizes the services of a third party for maintaining the records above specified, TAM shall obtain an undertaking from the third party that it will provide the records promptly upon request.

          C. Records Pertaining to Sub-Adviser Proxy Policies

          The Proxy Administrator will cause TAM and/or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), to maintain the following records:

                    1. each Sub-Adviser Proxy Policy; and

                    2. the materials delineated in Article V above.

          If TAM utilizes the services of a third party for maintaining the records above specified, TAM shall obtain an undertaking from the third party that it will provide the records promptly upon request.

          D. Time Periods for Record Retention

          All books and records required to maintain under this Section VIII will be maintained in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on the record, the first two years in an appropriate office of TAM.

IX. Provision of TAM Proxy Policy to Fund Clients

          The Proxy Administrator will provide each Fund’s Board (or a Board Committee) a copy of the TAM Proxy Policy at least once each calendar year.

Last Revised: November 13, 2009

Transamerica Investment Management, LLC

PROXY VOTING POLICY

INTRODUCTION

Normally, clients for which Transamerica Investment Management, LLC (“TIM”) has full discretionary investment authority expect TIM to vote proxies in accordance with TIM’s Proxy Voting Policy (the “Policy”). As such, TIM will vote on behalf of all accounts for which it has discretionary authority unless clients notify TIM in writing that they have retained the authority to vote their own proxies. Clients may also ask TIM to vote their proxies in accordance with specific Client Proxy guidelines.

STATEMENT OF POLICY

It is the policy of TIM to vote proxies in the best interest of its clients at all times.

TIM has proxy voting policy guidelines (the “Guidelines”) regarding certain issues that may come before shareholders from time to time. These Guidelines provide a roadmap for arriving at voting decisions and are not meant to be exhaustive of all issues that may be raised in any or all proxy ballots. The Guidelines are attached to this Policy as Appendix A.

PROXY COMMITTEE

In order to implement and monitor this Policy, TIM shall establish a Proxy Committee (the “Committee”), which will have responsibility for review of proxies voted by or to be voted by TIM, as well as to resolve issues which may arise in the process of voting proxies.

The Committee shall meet at a minimum annually and on an as needed basis. It shall not be required that the Committee members meet in person; in fact, it is contemplated that certain Committee members will take part in meetings via teleconference. The Committee shall consist of at least one Portfolio Manager, a member of the Legal/Compliance department, and other staff members of TIM as may be designated from time to time. Committee members may select designees in the event that they are unable to convene with the Committee.

It shall be the Committee’s responsibility to ensure that proxy votes are made in accordance with the Policy. Issues shall be raised to the Committee when needed and as appropriate to effectively carry out TIM’s proxy decisions. When applicable, the Committee shall review written materials pertinent to the vote at hand and shall hear verbal opinions from relevant portfolio managers and/or analysts as needed to fully consider the investment merits of the vote. Committee decisions and a record of Committee meetings shall be recorded and maintained by the Legal/Compliance department.

USE OF INDEPENDENT THIRD PARTY

TIM will maintain the services of a qualified independent third party (the “Independent Third Party”) to provide guidance on proxy voting issues. The Independent Third Party selected by TIM is RiskMetrics Group. TIM will consider the research provided by the Independent Third Party when making voting decisions on proxy issues, however, the final determination on voting rests with TIM.

CONFLICTS OF INTEREST BETWEEN TIM AND CLIENTS

TIM recognizes the potential for material conflicts that may arise between its own interests and those of the Clients. To address these concerns, TIM will take one of the following steps to avoid any impropriety or the appearance of impropriety: a) Vote in accordance with the recommendation of the Independent Third Party; or b) Obtain the consent(s) of the Client(s) whose accounts are involved in the conflict.

PROVISION OF TIM PROXY POLICY TO CLIENTS

TIM will make available to all Clients a copy of its Policy by maintaining a current version of the Policy on its website (www.timllc.com). Also, a copy of the Policy will be mailed to any Client at any time upon request.

The following is a concise summary of TIM’s proxy voting policy guidelines.

1. Auditors

Vote FOR proposals to ratify auditors, unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent

•	Fees for non-audit services are excessive, or

•	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.

2. Board of Directors

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chairman (Separate Chairman/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

Majority of Independent Directors/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by TIM’s definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3. Shareholder Rights

Shareholder Ability to Act by Written Consent

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

Cumulative Voting

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company’s other governance provisions.

Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived. Vote FOR management proposals to adopt confidential voting.

4. Proxy Contests

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management’s track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

5. Poison Pills

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill and management proposals to ratify a poison pill.

6. Mergers and Corporate Restructurings

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7. Reincorporation Proposals

Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8. Capital Structure

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis.

Vote AGAINST proposals at companies with dual-Class Capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

It is intended for financing purposes with minimal or no dilution to current shareholders

It is not designed to preserve the voting power of an insider or significant shareholder

9. Executive and Director Compensation

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. TIM reviews Executive and Director compensation plans (including broad-based option plans) in the context of the transfer of shareholder wealth. This review encompasses not only a comparison of a plan relative to peer companies, but also on an absolute basis, considering the cost of the plan vs. the operating income and overall profitability of the firm in question.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

Management Proposals Seeking Approval to Reprice Options

Vote AGAINST proposals by management seeking approval to reprice options.

Employee Stock Purchase Plans

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

•	Purchase price is at least 85 percent of fair market value

•	Offering period is 27 months or less, and

•	Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

Shareholder Proposals on Compensation

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

10. Social and Environmental Issues

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

Wellington Management Company, LLP

Introduction

Wellington Management Company, LLP (“Wellington Management”) has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best economic interests of its clients around the world.

Wellington Management’s Proxy Voting Guidelines (the “Guidelines”), which are incorporated by reference to these Global Proxy Policy and Procedures, set forth the sets of guidelines that Wellington Management uses in voting specific proposals presented by the boards of directors or shareholders of companies whose securities are held in client portfolios for which Wellington Management has voting discretion. While the Guidelines set forth general sets of guidelines for voting proxies, it should be noted that these are guidelines and not rigid rules. Many of the Guidelines are accompanied by explanatory language that describes criteria that may affect our vote decision. The criteria as described are to be read as part of the guideline, and votes cast according to the criteria will be considered within guidelines. In some circumstances, the merits of a particular proposal may cause us to enter a vote that differs from the Guidelines.

Statement of Policy As a matter of policy, Wellington Management:

1 Takes responsibility for voting client proxies only upon a client’s written request.

2 Votes all proxies in the best interests of its clients as shareholders, i.e., to maximize economic value.

3 Develops and maintains broad guidelines setting out positions on common proxy issues, but also considers each proposal in the context of the issuer, industry, and country or countries in which its business is conducted.

4 Evaluates all factors it deems relevant when considering a vote, and may determine in certain instances that it is in the best interest of one or more clients to refrain from voting a given proxy ballot.

5 Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

6 Believes that sound corporate governance practices can enhance shareholder value and therefore encourages consideration of an issuer’s corporate governance as part of the investment process.

7 Believes that proxy voting is a valuable tool that can be used to promote sound corporate governance to the ultimate benefit of the client as shareholder.

8 Provides all clients, upon request, with copies of these Global Proxy Policy and Procedures, the Guidelines, and related reports, with such frequency as required to fulfill obligations under applicable law or as reasonably requested by clients.

9 Reviews regularly the voting record to ensure that proxies are voted in accordance with these Global Proxy Policy and Procedures and the Guidelines; and ensures that procedures, documentation, and reports relating to the voting of proxies are promptly and properly prepared and disseminated.

Responsibility and Oversight

Wellington Management has a Corporate Governance Committee, established by action of the firm’s Executive Committee, that is responsible for the review and approval of the firm’s written Global Proxy Policy and Procedures and the Guidelines, and for providing advice and guidance on specific proxy votes for individual issuers. The firm’s Legal and Compliance Group monitors regulatory requirements with respect to proxy voting on a global basis and works with the Corporate Governance Committee to develop policies that implement those requirements. Day-to-day administration of the proxy voting process at Wellington Management is the responsibility of the Global Research Services Group. In addition, the Global Research Services Group acts as a resource for portfolio managers and research analysts on proxy matters, as needed.

Statement of Procedures	Wellington Management has in place certain procedures for implementing its proxy voting policy.

General Proxy Voting

Authorization to Vote	Wellington Management will vote only those proxies for which its clients have affirmatively delegated proxy-voting authority.

Receipt of Proxy

Proxy materials from an issuer or its information agent are forwarded to registered owners of record, typically the client’s custodian bank. If a client requests that Wellington Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent. Wellington Management, or its voting agent, may receive this voting information by mail, fax, or other electronic means.

Reconciliation

To the extent reasonably practicable, each public security proxy received by electronic means is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due. Although proxies received for private securities, as well as those received in non-electronic format, are voted as received, Wellington Management is not able to reconcile these proxies to holdings, nor does it notify custodians of non-receipt.

Research

In addition to proprietary investment research undertaken by Wellington Management investment professionals, the firm conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance around the world and of current practices of specific companies.

Proxy Voting

Following the reconciliation process, each proxy is compared against the Guidelines, and handled as follows:

☐

Generally, issues for which explicit proxy voting guidance is provided in the Guidelines (i.e., “For”, “Against”, “Abstain”) are reviewed by the Global Research Services Group and voted in accordance with the Guidelines.

☐

Issues identified as “case-by-case” in the Guidelines are further reviewed by the Global Research Services Group. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

☐

Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients’ proxies.

Material Conflict of Interest Identification and Resolution Processes

Wellington Management’s broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Corporate Governance Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Corporate Governance Committee encourages all personnel to contact the Global Research Services Group about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Corporate Governance Committee to determine if there is a conflict, and if so whether the conflict is material.

If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Corporate Governance Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Corporate Governance Committee should convene. Any Corporate Governance Committee member who is himself or herself subject to the identified conflict will not participate in the decision on whether and how to vote the proxy in question.

Other Considerations

In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.

Securities Lending

Wellington Management may be unable to vote proxies when the underlying securities have been lent out pursuant to a client’s securities lending program. In general, Wellington Management does not know when securities have been lent out and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

Share Blocking and Re-registration

Certain countries require shareholders to stop trading securities for a period of time prior to and/or after a shareholder meeting in that country (i.e., share blocking). When reviewing proxies in share blocking countries, Wellington Management evaluates each proposal in light of the trading restrictions imposed and determines whether a proxy issue is sufficiently important that Wellington Management would consider the possibility of blocking shares. The portfolio manager retains the final authority to determine whether to block the shares in the client’s portfolio or to pass on voting the meeting.

In certain countries, re-registration of shares is required to enter a proxy vote. As with share blocking, re-registration can prevent Wellington Management from exercising its investment discretion to sell shares held in a client’s portfolio for a substantial period of time. The decision process in blocking countries as discussed above is also employed in instances where re-registration is necessary.

Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs

Wellington Management may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances. Proxy materials not delivered in a timely fashion may prevent analysis or entry of a vote by voting deadlines. In addition, Wellington Management’s practice is to abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to clients. Requirements for Powers of Attorney and consularization are examples of such circumstances.

Additional Information

Wellington Management maintains records of proxies voted pursuant to Section 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws.

Wellington Management’s Global Proxy Policy and Procedures may be amended from time to time by Wellington Management. Wellington Management provides clients with a copy of its Global Proxy Policy and Procedures, including the Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.

Dated: July 8, 2009

APPENDIX D

PORTFOLIO MANAGER INFORMATION

Transamerica Asset Allocation - Conservative VP

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts*

Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed

Jon Hale	15	$17.5 billion	0	$0	75,832	$1.5 billion
Hal Ratnor	0	$0	0	$0	75,832	$1.5 billion
Michael Stout	15	$17.5 billion	0	$0	75,832	$1.5 billion
Dan McNeela	0	$0	0	$0	75,832	$1.5 billion

Fee Based Accounts
(The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Jon Hale	0	$0	0	$0	0	$0
Hal Ratnor	0	$0	0	$0	0	$0
Michael Stout	0	$0	0	$0	0	$0
Dan McNeela	0	$0	0	$0	0	$0

Transamerica Asset Allocation - Growth VP

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts*

Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed

Jon Hale	15	$17.9 billion	0	$0	75,832	$1.5 billion
Hal Ratnor	0	$0	0	$0	75,832	$1.5 billion
Michael Stout	15	$17.9 billion	0	$0	75,832	$1.5 billion
Dan McNeela	0	$0	0	$0	75,832	$1.5 billion

Fee Based Accounts
(The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Jon Hale	0	$0	0	$0	0	$0
Hal Ratnor	0	$0	0	$0	0	$0
Michael Stout	0	$0	0	$0	0	$0
Dan McNeela	0	$0	0	$0	0	$0

Transamerica Asset Allocation - Moderate VP

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts*

Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed

Jon Hale	15	$15.9 billion	0	$0	75,832	$1.5 billion
Hal Ratnor	0	$0	0	$0	75,832	$1.5 billion
Michael Stout	15	$15.9 billion	0	$0	75,832	$1.5 billion
Dan McNeela	0	$0	0	$0	75,832	$1.5 billion

Fee Based Accounts
(The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Jon Hale	0	$0	0	$0	0	$0
Hal Ratnor	0	$0	0	$0	0	$0
Michael Stout	0	$0	0	$0	0	$0
Dan McNeela	0	$0	0	$0	0	$0

Transamerica Asset Allocation - Moderate Growth VP

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts*

Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed

Jon Hale	15	$14.2 billion	0	$0	75,832	$1.5 billion
Hal Ratnor	0	$0	0	$0	75,832	$1.5 billion
Michael Stout	15	$14.2 billion	0	$0	75,832	$1.5 billion
Dan McNeela	0	$0	0	$0	75,832	$1.5 billion

Fee Based Accounts
(The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Jon Hale	0	$0	0	$0	0	$0
Hal Ratnor	0	$0	0	$0	0	$0
Michael Stout	0	$0	0	$0	0	$0
Dan McNeela	0	$0	0	$0	0	$0

Transamerica International Moderate Growth VP

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts*

Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed

Jon Hale	15	$18.5 billion	0	$0	75,832	$1.5 billion
Hal Ratnor	0	$0	0	$0	75,832	$1.5 billion
Michael Stout	15	$18.5 billion	0	$0	75,832	$1.5 billion
Dan McNeela	0	$0	0	$0	75,832	$1.5 billion

Fee Based Accounts
(The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Jon Hale	0	$0	0	$0	0	$0
Hal Ratnor	0	$0	0	$0	0	$0
Michael Stout	0	$0	0	$0	0	$0
Dan McNeela	0	$0	0	$0	0	$0

*

Relates to individual retirement accounts that Morningstar has discretionary management authority over through its managed account service, which is made available through retirement plan providers and sponsors. In those circumstances in which any of the above funds are included in a retirement plan, Morningstar’s managed account service will exclude those funds from its universe of possible investment recommendations to the individual. This exclusion is intended to prevent a prohibited transaction under ERISA.

Conflicts of Interest

Morningstar Associates, LLC (the “Portfolio Construction Manager” to Transamerica Asset Allocation – Conservative VP, Transamerica Asset Allocation – Growth VP, Transamerica Asset Allocation – Moderate VP, Transamerica Asset Allocation – Moderate Growth VP and Transamerica International Moderate Growth VP) is a wholly owned subsidiary of Morningstar, Inc. (“Morningstar”). As part of its overall operation, Morningstar is engaged in the business of providing ratings and analysis on financial products. A potential conflict exists since Morningstar could be providing ratings and analysis on products that the Portfolio Construction Manager provides services to. To mitigate such potential conflict Morningstar has adopted the following procedures to address this situation. First, Morningstar will not create analyst commentary for portfolios where Morningstar’s subsidiaries act as a portfolio construction manager /sub-adviser. This commentary is generally subjective in nature and could represent a conflict of interest. This means that the portfolios in which the Portfolio Construction Manager is involved with will not receive written analyst commentary from Morningstar. However, such portfolios will receive Morningstar Star Ratings. These ratings are purely quantitative and therefore cannot be biased by subjective factors. Also, the Morningstar style box assignment is primarily based on quantitative characteristics of the underlying securities in the portfolio. The initial assignment and subsequent style box changes follow established procedures and are subject to review by personnel within the Morningstar Data business unit – a separate and distinct unit within Morningstar. A situation may occur where personnel of the Portfolio Construction Manager provide information to the Morningstar Data unit to clarify style box assignment. However, the assignment process takes place and is monitored by a Morningstar business unit that is completely independently from the Portfolio Construction Manager.

Finally, the Portfolio Construction Manager acts as a portfolio construction manager/sub-adviser to other fund of funds products affiliated with Transamerica Series Trust. Similar to its responsibilities with the Transamerica Series Trust, for these other fund-of-fund products the Portfolio Construction Manager determines the asset allocation percentages, selects underlying funds based on an investment universe defined by a party other than the Portfolio Construction Manager, provides trading instructions to a custodian, and performs on-going monitoring of the asset allocation mix and underlying funds. Given that the underlying holdings of these other fund-of-fund products and the asset allocation portfolios within the Transamerica Series Trust are registered mutual funds and that investment universe from which underlying holdings are chosen from are determined by someone other than Portfolio Construction Manager, potential conflicts of favoring one product over another in terms of investment opportunities are greatly mitigated

Compensation

All of the above mentioned co-portfolio managers’ compensation includes salary, annual bonus, and restricted stock grants. The salary is set as a fixed amount and is determined by the president of Morningstar. The co-portfolio managers’ annual bonus is paid from a bonus pool which is a function of the earnings of the Investment Consulting business unit of Morningstar, and the distribution of that pool is at the discretion of the president of Morningstar, who may or may not account for the performance of the funds in allocating that pool. The fee for consulting on the funds accounts for a substantial portion of the revenue and earnings of the Investment Consulting business unit of Morningstar, and because that fee is based on the assets under management in the funds, there is an indirect relationship between the assets under management in the funds and the bonus payout to the portfolio manager. The restricted stock grants are made to the co-portfolio managers from a pool that is distributed at the discretion of the president of Morningstar. The restricted stock grants are based on the stock of the parent company, Morningstar, Inc., and vest in equal parts over a four-year period.

Ownership of Securities

As of December 31, 2009, none of the portfolio managers beneficially own shares of any equity securities in the portfolios.

Transamerica BlackRock Global Allocation VP invests its assets in an underlying mutual fund, the BlackRock Global Allocation V.I. Fund of BlackRock Variable Series Funds, Inc. (the “BlackRock Fund”). According to the BlackRock Fund statement of additional information, the BlackRock Fund’s portfolio management information is as follows.

BlackRock Fund

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed

Dennis W. Stattman	5	$38.04 billion	5	$15.82 billion	0	$0
Dan Chamby	5	$38.04 billion	5	$15.82 billion	0	$0
Romualdo Roldan	5	$38.04 billion	5	$15.82 billion	0	$0

Fee Based Accounts
(The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Dennis W. Stattman	0	$0	0	$0	0	$0
Dan Chamby	0	$0	0	$0	0	$0
Romualdo Roldan	0	$0	0	$0	0	$0

Transamerica BlackRock Large Cap Value VP

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed

Robert C. Doll	27	$14.85 billion	15	$3.63 billion	24	$2.41 billion
Daniel Hanson	27	$14.85 billion	15	$3.63 billion	24	$2.41 billion

Fee Based Accounts
(The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Robert C. Doll	0	$0	2	$190.4 million	0	$0
Daniel Hanson	0	$0	2	$190.4 million	0	$0

Transamerica BlackRock Tactical Allocation VP

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed

Phillip Green	22	$5.25 billion	17	$755.3 million	3	$1.19 billion
Michael Huebsch	0	$0	0	$0	99	$29.98 billion

Fee Based Accounts
(The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Phillip Green	0	$0	0	$0	1	$971.1 million
Michael Huebsch	0	$0	0	$0	1	$971.1 million

Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. In this connection, it should be noted that Messrs. Huebsch and Green currently manage certain accounts that are subject to performance fees. In addition, a portfolio manager may assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

Compensation

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock. In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated. With respect to the portfolio managers, such benchmarks include the Lipper Mixed Asset Target Allocation Funds classification.

BlackRock’s Chief Investment Officers make a subjective determination with respect to the portfolio managers’ compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks noted above. Performance is measured on a pre-tax basis over various time periods including 1, 3 and 5-year periods, as applicable.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.

          Long-Term Retention and Incentive Plan (“LTIP”) — The LTIP is a long-term incentive plan that seeks to reward certain key employees. Prior to 2006, the plan provided for the grant of awards that were expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in cash and/or in BlackRock, Inc. common stock. Beginning in 2006, awards are granted under the LTIP in the form of BlackRock, Inc. restricted stock units that, if properly vested and subject to the attainment of certain performance goals, will be settled in BlackRock, Inc. common stock. Messrs. Huebsch and Green have each received awards under the LTIP.

          Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among the various investment options. Messrs. Huebsch and Green have each participated in the deferred compensation program.

          Options and Restricted Stock Awards — A portion of the annual compensation of certain employees is mandatorily deferred into BlackRock restricted stock units. Prior to the mandatory deferral into restricted stock units, BlackRock granted stock options to key employees, including certain portfolio managers who may still hold unexercised or unvested options. BlackRock, Inc. also granted restricted stock awards designed to reward certain key employees as an incentive to contribute to the long-term success of BlackRock. These awards vest over a period of years. Mr. Huebsch has been granted stock options and/or restricted stock in prior years.

Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation. The RSP offers a range of investment options, including registered investment companies managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into a balanced portfolio. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.

Ownership of Securities

As of December 31, 2009, the portfolio managers did not beneficially own any equity securities in the portfolios.

Transamerica Clarion Global Real Estate Securities VP

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed

Steven D. Burton	22	$12.0 billion	7	$376 million	55	$2.7 billion
T. Ritson Ferguson	24	$13.0 billion	16	$1.025 million	71	$3.2 billion
Joseph P. Smith	20	$12.4 billion	16	$1.025 million	67	$3.2 billion

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Steven D. Burton	1	$1.4 billion	0	$0	2	$4.0 billion
T. Ritson Ferguson	1	$1.4 billion	7	$475 million	3	$4.3 billion
Joseph P. Smith	1	$1.4 billion	7	$475 million	3	$4.3 billion

Conflicts of Interest

As of December 31, 2009, a portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to the portfolio. These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for a portfolio manager’s various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager’s accounts.

A potential conflict of interest may arise as a result of a portfolio manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

A portfolio manager may also manage accounts whose objectives and policies differ from those of the portfolio. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while the portfolio maintained its position in that security.

A potential conflict may also arise when a portfolio manager is responsible for accounts that have different advisory fees – the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee.

Clarion recognizes the duty of loyalty it owes to its clients and has established and implemented certain policies and procedures designed to control and mitigate conflicts of interest arising from the execution of a variety of portfolio management and trading strategies across the firm’s diverse client base. Such policies and procedures include, but are not limited to, (i) investment process, portfolio management and trade allocation procedures (ii) procedures regarding short sales in securities recommended for other clients; and (iii) procedures regarding personal trading by the firm’s employees (contained in the Code of Ethics).

Compensation

As of December 31, 2009, there are three pieces of compensation for portfolio managers – base salary, annual bonus and deferred compensation awards. Base salary is reviewed annually and fixed for each year at market competitive levels. Variable bonus and deferred compensation awards are made annually and are based upon individual achievement, over each annual period, of performance objectives established at the beginning of the period. Portfolio managers’ objectives include targets for gross performance above specific benchmarks for all portfolios they manage, including the portfolio. With respect to the portfolio, such benchmarks include the FTSE EPRA/NAREIT Developed Index and the S&P Developed Property Index. Compensation is not based on the level of portfolio assets.

Ownership of Securities

As of December 31, 2009, none of the portfolio managers beneficially owned any equity securities in the portfolio.

Transamerica Federated Market Opportunity VP

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed

Steven J. Lehman	3	$1.6 billion	1	$1.0 million	0	$0
Dana L. Meissner	3	$1.6 billion	1	$1.0 million	0	$0

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Steven J. Lehman	0	$0	0	$0	0	$0
Dana L. Meissner	0	$0	0	$0	0	$0

Conflict of Interest

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”). The sub-adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the portfolio from being negatively affected as a result of any such potential conflicts.

Compensation

Steven Lehman is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

Dana L. Meissner is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

As noted above, Steven Lehman and Dana Meissner are also the portfolio managers for other accounts, in addition to the portfolio. IPP is determined primarily based on the performance of the Federated Market Opportunity Fund (FMOF) and the portfolio. FMOF employs investment strategies that are similar to the portfolio’s. IPP for FMOF is measured on a rolling two, three and five calendar year pre-tax total return basis vs. FMOF’s designated peer group of comparable accounts and vs. FMOF’s benchmark (i.e., 70 Russell 3000 Value Index/30% Merrill Lynch 91 Day Treasury Bill Index). The portfolio and other accounts managed by the portfolio managers may have different benchmarks. In addition, FMOF IPP is measured on a one calendar year pre-tax total return basis vs. the adjusted performance of the Merrill Lynch 91 Day Treasury Bill Index. Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one year of performance history under a portfolio manager may be excluded. Management also considers the performance of the portfolio and the other accounts managed by the portfolio manager and may adjust IPP to reflect their performance. A portion of the bonus tied to the IPP score may be adjusted based on management’s assessment of overall contributions to portfolio performance and any other factors as deemed relevant.

The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated’s overall financial results. Funding for the Financial Success category maybe determined on a product or asset class basis, as well as on corporate financial results. Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.

Ownership of Securities

As of December 31, 2009, the portfolio managers did not beneficially own any equity securities in the portfolio.

Transamerica Foxhall Global Conservative VP
Transamerica Foxhall Emerging Markets/Pacific Rim VP
Transamerica Foxhall Global Growth VP
Transamerica Foxhall Global Hard Asset VP

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed

Paul Dietrich	1	$8 million	0	$0	6,699	$635 million
David H. Morton	1	$8 million	0	$0	6,699	$635 million
David Sade	1	$8 million	0	$0	6,699	$635 million

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Paul Dietrich	0	$0	0	$0	0	$0
David H. Morton	0	$0	0	$0	0	$0
David Sade	0	$0	0	$0	0	$0

Conflicts of Interest

Foxhall and the portfolio managers may carry on substantial investment activities for other funds and client accounts (collectively, “Other Accounts”). As a result, Foxhall and the portfolio managers may have conflicts of interest in allocating their time and activity between the management of the portfolios and the management of Other Accounts. Foxhall and its staff will devote only so much time to the management of the portfolios as in their judgment is necessary and appropriate.

There may be circumstances where Foxhall or the portfolio manager invests a larger percentage of one or more of the Other Accounts’ respective assets than the portfolios’ assets. Foxhall also may consider participation by its Other Accounts in investment opportunities that Foxhall does not intend to invest, or which are contrary to investments made, on behalf of the portfolios, or vice versa. In addition, Foxhall may charge the Other Accounts fees that are lower than those charged to the portfolios.

The investment decisions for the portfolios are made independently from those for other accounts that may be managed by Foxhall. Foxhall and its affiliates may have other clients and other accounts with investment objectives similar to those of the portfolios. Foxhall and its affiliates are permitted to make an investment decision on behalf of the portfolios that differs from decisions made for, or advice given to, such other accounts and clients even though the investment objectives may be the same or similar, provided that Foxhall or its affiliates act in good faith and follow a policy of allocating over a period of time investment opportunities to the portfolios on a basis intended to be fair and equitable relative to such other accounts and clients, taking into consideration the investment policies and investment restrictions to which such other accounts and clients and the portfolios are subject. Neither Foxhall nor its affiliates are obligated to treat the portfolios more favorably than the treatment provided to such other accounts and clients.

Compensation

As of October 31, 2009, a portfolio manager’s compensation is structured in one of two methods. If a portfolio manager is also a principal of the firm, the compensation structure is a percentage of gross revenue collected. The second portfolio manager compensation structure is salary plus bonus based on firm profitability.

Ownership of Securities

As of December 31, 2009, the portfolio managers did not beneficially own any shares of the portfolios.

Transamerica Hanlon Balanced VP
Transamerica Hanlon Growth VP
Transamerica Hanlon Growth and Income VP
Transamerica Hanlon Managed Income VP

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed

Sean Hanlon	4	$67 million	0	$0	11,594	$1.3 billion
Jeff Vogl	4	$67 million	0	$0	11,594	$1.3 billion
Donald Williams	4	$67 million	0	$0	11,594	$1.3 billion

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Sean Hanlon	0	$0	0	$0	0	$0
Jeff Vogl	0	$0	0	$0	0	$0
Donald Williams	0	$0	0	$0	0	$0

Conflicts of Interest

Hanlon Investment Management, Inc. (“Hanlon”) has adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the firm and the individuals that it employs.

Portfolio managers make investment decisions for each portfolio and account based on the investment objectives, policies, practices and other applicable investment considerations deemed to be relevant. Consequently, portfolio managers may buy or sell securities for one account or portfolio and not for another account or portfolio. If transactions of securities in which Hanlon acts as an investment advisor for a Fund or within accounts where Hanlon has an advisory relationship with a client or clients, require simultaneous consideration, transactions may be aggregated in a manner deemed fair and equitable to all parties in accordance with trading policies and procedures.

Compensation

Portfolio managers at Hanlon are paid salaries and participate in a company profit sharing plan.

Ownership of Securities

As of December 31, 2009, the portfolio managers did not beneficially own any shares of the portfolios.

Transamerica AEGON High Yield Bond VP

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed

Bradley J. Beman	2	$851 million	4	$474 million	1	$3.6 billion
Kevin Bakker	2	$851 million	4	$474 million	1	$3.6 billion
Benjamin D. Miller	2	$851 million	4	$474 million	1	$3.6 billion

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Bradley J. Beman	0	$0	0	$0	0	$0
Kevin Bakker	0	$0	0	$0	0	$0
Benjamin D. Miller	0	$0	0	$0	0	$0

Transamerica Index 35 VP
Transamerica Index 50 VP
Transamerica Index 75 VP
Transamerica Index 100 VP

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed

Jeff Whitehead	0	$0	1	$28 million	2	$32 billion

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Jeff Whitehead	0	$0	0	$0	0	$0

Transamerica Efficient Markets VP

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed

Jeff Whitehead	0	$0	4	$623 million	2	$32 billion

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Jeff Whitehead	0	$0	0	$0	0	$0

Conflicts of Interest

At AUIM, individual portfolio managers may manage multiple accounts for multiple clients. In addition to the sub-advisory management of the portfolio, AUIM manages separate accounts for institutions and individuals. AUIM manages potential conflicts between accounts through its allocation policies and procedures, internal review processes and oversight by senior management and its Management Review Committee. AUIM has developed trade allocation policies to address potential conflicts in situations where two or more accounts participate in investment decisions involving the same securities using procedures that it considers to be fair and equitable.

Compensation

As of December 31, 2009, a portfolio manager’s compensation consists of a fixed base salary, a variable performance incentive and certain stock options. The performance incentive is based on the following factors: business results for the AEGON business unit for which the portfolio manager manages an account, total return results for all accounts managed by the portfolio manager, performance in asset-liability management process for the AEGON business unit, performance on developing profitable investment strategy for AEGON, various projects undertaken during the year and AEGON USA annual earnings results. The portfolio manager participates in AEGON USA’s stock-settled stock option plan which typically grants a specified number of options annually. The portfolio manager participates in the sub-adviser’s deferred compensation plan, which is based on the same performance factors as the variable performance incentive compensation but payment of which is spread over a three-year period.

Ownership of Securities

As of December 31, 2009, the portfolio managers did not beneficially own any shares of the portfolios.

Transamerica JPMorgan Core Bond VP

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed

Douglas S. Swanson	9	$19.4 billion	7	$6.2 billion	55	$9.7 billion

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Douglas S. Swanson	0	$0	0	$0	0	$0

Transamerica JPMorgan Enhanced Index VP

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed

Terance Chen	3	$718 million	2	$499 million	1	$384 million
Raffaele Zingone	2	$132 million	2	$431 million	6	$7.6 billion
Scott Blasdell	2	$26 million	2	$220 million	1	$2.4 billion

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Terance Chen	0	$0	1	$438 million	0	$0
Raffaele Zingone	0	$0	0	$0	2	$5 billion
Scott Blasdell	0	$0	0	$0	3	$1.1 billion

Transamerica JPMorgan Mid Cap Value VP

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed

Jonathan K.L. Simon	10	$7.4 billion	5	$1.1 billion	28	$1.9 billion
Lawrence Playford	7	$6.9 billion	1	$266 million	24	$1.6 billion
Gloria Fu	7	$6.9 billion	1	$266 million	24	$1.6 billion

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Jonathan K.L. Simon	0	$0	0	$0	0	$0
Lawrence Playford	0	$0	0	$0	0	$0
Gloria Fu	0	$0	0	$0	0	$0

Conflicts of Interest

The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the portfolios (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing J.P. Morgan Investment Management Inc. (JP Morgan)’s and its affiliates clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimize the potential for conflicts of interest.

JP Morgan and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the portfolios or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for JP Morgan and its affiliates or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, JP Morgan or its affiliates could be viewed as having a conflict of interest to the extent that JP Morgan or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in JP Morgan’s or its affiliate’s employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities because of market factors or investment restrictions imposed upon JP Morgan and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JP Morgan or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JP Morgan and its affiliates may be perceived as causing accounts it manages to participate in an offering to increase JP Morgan’s or its affiliates’ overall allocation of securities in that offering.

A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JP Morgan or its affiliates manages accounts that engage in short sales of securities of the type in which the portfolios invest, JP Morgan or its affiliates could be seen as harming the performance of the portfolios for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

As an internal policy matter, JP Morgan may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments JP Morgan or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. It should be recognized that such policies may preclude an account from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the account’s objectives.

The goal of JP Morgan and its affiliates is to meet their fiduciary obligation with respect to all clients, JP Morgan and its affiliates have policies and procedures designed to manage the conflicts. JP Morgan and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JP Morgan’s Codes of Ethics and JPMC’s Code of Conduct. With respect to the allocation of investment opportunities, JP Morgan and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

Orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with JP Morgan’s duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, JP Morgan or its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, JP Morgan and its affiliates attempts to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JP Morgan or its affiliates so that fair and equitable allocation will occur over time.

Compensation

J.P. Morgan Investment Management Inc. (JP Morgan)’s Portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of JP Morgan’s business as a whole.

Each portfolio manager’s performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients’ risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager’s performance with respect to the mutual funds he or she manages, the funds’ pre-tax performance is compared to the appropriate market peer group and to each fund’s benchmark index listed in the fund’s prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long term.

Awards of restricted stock are granted as part of an employee’s annual performance bonus and comprise from 0% to 35% of a portfolio manager’s total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager’s bonus may instead be subject to a mandatory notional investment in selected mutual funds advised by the Adviser or its affiliates. When these deferred amounts vest, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.

Ownership of Securities

As of December 31, 2009, none of the portfolio managers beneficially owned any equity securities in the portfolios.

Transamerica Jennison Growth VP

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed

Michael A. Del Balso	11	$10.2 billion	5	$874 million	6	$704 million
Kathleen A. McCarragher	12	$8.9 billion	2	$223 million	31	$5.0 billion
Spiros Segalas	14	$21.2 billion	2	$223 million	9	$2.2 billion

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Michael A. Del Balso	0	$0	0	$0	0	$0
Kathleen A. McCarragher	2	$1.7 billion	0	$0	0	$0
Spiros Segalas	0	$0	1	$8.9 million	0	$0

[1]	Other Accounts excludes the assets and number of accounts in wrap fee programs that are managed using model portfolios.

[2]	The portfolio manager only manages a portion of the accounts subject to a performance fee. The market value shown reflects the portion of those accounts managed by the portfolio manager.

Conflicts of Interest

As of December 31, 2009, the sub-adviser for the fund believed that in managing other portfolios (including affiliated accounts), certain potential conflicts of interest may arise. Potential conflicts include, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities, or conflicts due to different fees. As part of its compliance program, Jennison has adopted policies and procedures that seek to address and minimize the effects of these conflicts.

Jennison’s portfolio managers typically manage multiple accounts. These accounts may include, among others, mutual funds, separately managed advisory accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), commingled trust accounts, other types of unregistered commingled accounts (including hedge funds), affiliated single client and commingled insurance separate accounts, model nondiscretionary portfolios, and model portfolios used for wrap fee programs. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may recommend the purchase (or sale) of certain securities for one portfolio and not another portfolio. Securities purchased in one portfolio may perform better than the securities purchased for another portfolio. Similarly, securities sold from one portfolio may result in better performance if the value of that security declines. Generally, however, portfolios in a particular product strategy (e.g., large cap growth equity) with similar objectives are managed similarly. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tends to minimize the potential for conflicts of interest. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, timing of investments, fees, expenses and cash flows.

Furthermore, certain accounts (including affiliated accounts) in certain investment strategies may buy or sell securities while accounts in other strategies may take the same or differing, including potentially opposite, position. For example, certain strategies may short securities that may be held long in other strategies. The strategies that sell a security short held long by another strategy could lower the price for the security held long. Similarly, if a strategy is purchasing a security that is held short in other strategies, the strategies purchasing the security could increase the price of the security held short. Jennison has policies and procedures that seek to mitigate, monitor and manage this conflict.

In addition, Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly and equitably. These policies and procedures address the allocation of limited investment opportunities, such as IPOs and the allocation of transactions across multiple accounts. Some accounts have higher fees, including performance fees, than others. Fees charged to clients differ depending upon a number of factors including, but not limited to, the particular strategy, the size of the portfolio being managed, the relationship with the client, the service requirements and the asset class involved. Fees may also differ based on the account type (e.g., commingled accounts, trust accounts, insurance company separate accounts or corporate, bank or trust-owned life insurance products). Some accounts, such as hedge funds and alternative strategies, have higher fees, including performance fees, than others. Based on these factors, a client may pay higher fees than another client in the same strategy. Also, clients with larger assets under management generate more revenue for Jennison than smaller accounts. These differences may give rise to a potential conflict that a portfolio manager may favor the higher fee-paying account over the other or allocate more time to the management of one account over another.

Furthermore, if a greater proportion of a portfolio manager’s compensation could be derived from an account or group of accounts, which include hedge fund or alternative strategies, than other accounts under the portfolio manager’s management, there could be an incentive for the portfolio manager to favor the accounts that could have a greater impact on the portfolio manager’s compensation.

While Jennison does not monitor the specific amount of time that a portfolio manager spends on a single portfolio, senior Jennison personnel periodically review the performance of Jennison’s portfolio managers as well as periodically assess whether the portfolio manager has adequate resources to effectively manage the accounts assigned to that portfolio manager.

Compensation

As of December 31, 2009, Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which include portfolio managers and research analysts, and to align the interests of its investment professionals with those of its clients and overall firm results. Overall firm profitability determines the total amount of incentive compensation pool that is available for investment professionals. Investment professionals are compensated with a combination of base salary and cash bonus. In general, the cash bonus comprises the majority of the compensation for investment professionals. Additionally, senior investment professionals, including portfolio managers and senior research analysts, are eligible to participate in a deferred compensation program where all or a portion of the cash bonus can be invested in a variety of predominately Jennison-managed investment strategies on a tax-deferred basis.

Investment professionals’ total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. There is no particular weighting or formula for considering the factors. Some portfolio managers may manage or contribute ideas to more than one product strategy and are evaluated accordingly. The factors reviewed for the portfolio managers are listed below in order of importance.

The following primary quantitative factor is reviewed for the portfolio managers:

•

One- and three-year pre-tax investment performance of groupings of accounts relative to market conditions, pre-determined passive indices, such as the Russell 1000 Growth Index, and industry peer group data for the product strategy (e.g., large cap growth, large cap value) for which the portfolio manager is responsible;

The qualitative factors reviewed for the portfolio managers may include:

•	Historical and long-term business potential of the product strategies;

•	Qualitative factors such as teamwork and responsiveness; and

•	Other individual factors such as experience and other responsibilities such as being a team leader or supervisor may also affect an investment professional’s total compensation.

Ownership of Securities

As of December 31, 2009, none of the portfolio managers beneficially owned any equity securities in the portfolio.

Transamerica MFS International Equity VP

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed

Daniel Ling	10	$8.3 billion	1	$188.5 million	24	$5.5 billion
Marcus L. Smith	10	$8.3 billion	1	$188.5 million	27	$6 billion

Fee Based Accounts* (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Daniel Ling	0	$0	0	$0	1	$391.3 million
Marcus L. Smith	0	$0	0	$0	1	$391.3 million

*

Performance fees for any particular account are paid to MFS, not the portfolio manager, and the portfolio manager’s compensation is not determined by reference to the level of performance fees received by MFS.

Conflicts of Interest

MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Portfolio and other accounts, and has adopted policies and procedures designed to address such potential conflicts.

The management of multiple funds and accounts (including proprietary accounts) gives rise to potential conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances there are securities which are suitable for the Portfolio’s portfolio as well as for accounts of MFS or its subsidiaries with similar investment objectives. The Portfolio’s trade allocation policies may give rise to conflicts of interest if the Portfolio’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of MFS or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of the Portfolio’s investments. Investments selected for funds or accounts other than the Portfolio may outperform investments selected for the Portfolio.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Portfolio is concerned. In most cases, however, MFS believes that the Portfolio’s ability to participate in volume transactions will produce better executions for the Portfolio.

MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Portfolio, for instance, those that pay a higher advisory fee and/or have a performance adjustment.

Compensation

As of December 31, 2009, the MFS portfolio managers’ total cash compensation is a combination of base salary and performance bonus:

Base Salary – Base salary represents a smaller percentage of portfolio manager total cash compensation than performance bonus.

Performance Bonus – Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.

The performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.

The quantitative portion is based on the pre-tax performance of assets managed by the portfolio manager over one-, three-, and five-year periods relative to peer group universes and/or indices (“benchmarks”). As of December 31, 2009, the following benchmarks were used:

Portfolio Manager	Benchmark(s)

Marcus L. Smith	Lipper International Funds
MSCI EAFE Index
MSCI World (ex U.S.) Index
Standard & Poor’s EPAC Large MidCap Growth Index
Lipper International Large-Cap Growth Funds
Lipper International Large-Cap Core Funds
MSCI EAFE Growth Index
MSCI All Country World (ex U.S.) Index
MSCI EAFE & Canada Index
Daniel Ling	Lipper International Funds
Lipper International Large-Cap Growth Funds
Lipper International Large-Cap Core Funds
MSCI EAFE Index
MSCI EAFE Growth Index
MSCI All Country World (ex U.S.) Index
Standard & Poor’s EPAC Large MidCap Growth Index
MSCI World (ex U.S.) Index
MSCI EAFE & Canada Index

Additional or different benchmarks, including versions of indices and custom indices may also be used. Primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one-year and five-year periods (adjusted as appropriate if the portfolio manager has served for less than five years).

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from fund and other account performance).

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

Ownership of Securities

As of December 31, 2009, none of the portfolio managers beneficially owned any equity securities in the portfolio.

Transamerica Morgan Stanley Active International Allocation VP

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed

Ann D. Thivierge	7	$1.9 billion	1	$467 million	72	$5.9 billion

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Ann D. Thivierge	0	$0	0	$0	0	$0

Transamerica Morgan Stanley Mid-Cap Growth VP

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed

Dennis P. Lynch	35	$19.4 billion	4	$1.4 billion	3,268	$1.2 billion
David S. Cohen	35	$19.4 billion	4	$1.4 billion	3,268	$1.2 billion
Sam G. Chainani	35	$19.4 billion	4	$1.4 billion	3,268	$1.2 billion
Alexander T. Norton	35	$19.4 billion	4	$1.4 billion	3,268	$1.2 billion
Jason C. Yeung	35	$19.4 billion	4	$1.4 billion	3,268	$1.2 billion
Armistead B. Nash	35	$19.4 billion	4	$1.4 billion	3,268	$1.2 billion

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Dennis P. Lynch	0	$0	0	$0	0	$0
David S. Cohen	0	$0	0	$0	0	$0
Sam G. Chainani	0	$0	0	$0	0	$0
Alexander T. Norton	0	$0	0	$0	0	$0
Jason C. Yeung	0	$0	0	$0	0	$0
Armistead B. Nash	0	$0	0	$0	0	$0

Transamerica Multi Managed Large Cap Core VP

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed

Dennis P. Lynch	35	$19.4 billion	4	$1.4 billion	3,268	$1.2 billion
David S. Cohen	35	$19.4 billion	4	$1.4 billion	3,268	$1.2 billion
Sam G. Chainani	35	$19.4 billion	4	$1.4 billion	3,268	$1.2 billion
Alexander T. Norton	35	$19.4 billion	4	$1.4 billion	3,268	$1.2 billion
Jason C. Yeung	35	$19.4 billion	4	$1.4 billion	3,268	$1.2 billion
Armistead B. Nash	35	$19.4 billion	4	$1.4 billion	3,268	$1.2 billion
Kevin Holt	15	$15.6 billion	1	$318 million	5,695	$696 million
Jason Leder	15	$15.6 billion	1	$318 million	5,695	$696 million
Devin Armstrong	15	$15.6 billion	1	$318 million	5,695	$696 million
James Warwick	15	$15.6 billion	1	$318 million	5,695	$696 million

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Dennis P. Lynch	0	$0	0	$0	0	$0
David S. Cohen	0	$0	0	$0	0	$0
Sam G. Chainani	0	$0	0	$0	0	$0
Alexander T. Norton	0	$0	0	$0	0	$0
Jason C. Yeung	0	$0	0	$0	0	$0
Armistead B. Nash	0	$0	0	$0	0	$0
Kevin Holt	0	$0	0	$0	0	$0
Jason Leder	0	$0	0	$0	0	$0
Devin Armstrong	0	$0	0	$0	0	$0
James Warwick	0	$0	0	$0	0	$0

Conflict of Interest

Because the portfolio managers may manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the sub-adviser may receive fees from certain accounts that are higher than the fee it receives from the portfolio, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the portfolio. In addition, a conflict of interest could exist to the extent the sub-adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the sub-adviser’s employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the sub-adviser manages accounts that engage in short sales of securities of the type in which the portfolio invests, the sub-adviser could be seen as harming the performance of the portfolio for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The sub-adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Compensation

Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio managers.

BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the Investment Adviser.

DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.

Discretionary compensation can include:

•	Cash Bonus.

•

Morgan Stanley’s Long Term Incentive Compensation awards - a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock or other investments that are subject to vesting and other conditions.

•

Investment Management Alignment Plan (IMAP) awards - a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Investment Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of the IMAP deferral into a combination of the designated funds they manage that are included in the IMAP fund menu, which may or may not include the Fund.

•

Voluntary Deferred Compensation Plans - voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the Investment Adviser or its affiliates; and/or (2) in Morgan Stanley stock units.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

•

Investment performance. A portfolio manager’s compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund’s/account’s primary benchmark (as set forth in the fund’s prospectus), indices and/or peer groups where applicable. Generally, the greatest weight is placed on the three- and five-year periods.

•	Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

•	Contribution to the business objectives of the Investment Adviser.

•	The dollar amount of assets managed by the portfolio manager.

•	Market compensation survey research by independent third parties.

•	Other qualitative factors, such as contributions to client objectives.

•	Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the investment team(s) of which the portfolio manager is a member.

Ownership of Securities

As of December 31, 2009, none of the portfolio managers beneficially owned any equity securities in the portfolios that they manage.

Transamerica PIMCO Total Return VP

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed

Chris P. Dialynas	14	$6.8 billion	16	$9.4 billion	127	$45.6 billion

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)

Chris P. Dialynas	0	$0	0	$0	10	$5.7 billion

Conflicts of Interest

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of a fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the funds, track the same index a fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the funds. The other accounts might also have different investment objectives or strategies than the funds.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a fund. Because of their positions with the funds, the portfolio managers know the size, timing and possible market impact of a fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the funds and certain pooled investment vehicles, including investment opportunity allocation issues.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the funds and such other accounts on a fair and equitable basis over time.

Compensation

PIMCO has adopted a “Total Compensation Plan” for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO’s profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Salary and Bonus. Base salaries are determined by considering an individual portfolio manager’s experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

In addition, the following non-exclusive list of qualitative criteria (collectively, the “Bonus Factors”) may be considered when determining the bonus for portfolio managers:

•

3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the funds) and relative to applicable industry peer groups;

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•	Amount and nature of assets managed by the portfolio manager;

•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•	Contributions to asset retention, gathering and client satisfaction;

•	Contributions to mentoring, coaching and/or supervising; and

•	Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any fund or any other account managed by that portfolio manager. Final bonus award amounts are determined by the PIMCO Compensation Committee.

Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan (“Cash Bonus Plan”), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz Global Investors, and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon Allianz Global Investors’ profit growth and PIMCO’s profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.

Key employees of PIMCO, including certain Managing Directors, Executive Vice Presidents, and Senior Vice Presidents, are eligible to participate in the PIMCO Class M Unit Equity Participation Plan, a long-term equity plan. The Class M Unit Equity Participation Plan grants options on PIMCO equity that vest in years three, four and five. Upon vesting, the options will convert into PIMCO M Units, which are non-voting common equity of PIMCO. M Units pay out quarterly distributions equal to a pro-rata share of PIMCO’s net profits. There is no assured liquidity and they may remain outstanding perpetually.

Profit Sharing Plan. Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Partner Compensation Committee, based upon an individual’s overall contribution to the firm and the Bonus Factors. Under his employment agreement, William Gross receives a fixed percentage of the profit sharing plan.

Allianz Transaction Related Compensation. In May 2000, a majority interest in the predecessor holding company of PIMCO was acquired by a subsidiary of Allianz AG (currently known as Allianz SE) (“Allianz”). In connection with the transaction, Mr. Gross received a grant of restricted stock of Allianz, the last of which vested on May 5, 2005.

Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director’s employment with PIMCO.

Ownership of Securities

As of December 31, 2009, the portfolio manager did not beneficially own any equity securities in the portfolio.

Transamerica ProFund UltraBear VP

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed

Todd B. Johnson	191	$26.9 billion	12	$1.0 billion	38	$2.4 billion
Howard Rubin	191	$26.9 billion	12	$1.0 billion	38	$2.4 billion
Rob Parker	36	$7.6 billion	0	$0	0	$0

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)

Todd B. Johnson	0	$0	0	$0	0	$0
Howard Rubin	0	$0	0	$0	0	$0
Rob Parker	0	$0	0	$0	0	$0

Conflicts of Interest

Portfolio managers are generally responsible for multiple investment company accounts. As further described below, certain inherent conflicts of interest arise from the fact that portfolio managers have responsibility for multiple accounts, including conflicts relating to the allocation of investment opportunities. Listed above for each portfolio manager are the number and type of accounts managed or overseen by each team on which each portfolio manager acts, as of December 31, 2009.

In the course of providing advisory services, the sub-adviser may simultaneously recommend the sale of a particular security for one account while recommending the purchase of the same security for another account if such recommendations are consistent with each client’s investment strategies. The sub-adviser also may recommend the purchase or sale of securities that may also be recommended by ProShare Advisors LLC, an affiliate of the sub-adviser.

The sub-adviser, its principals, officers and employees (and members of their families) and affiliates may participate directly or indirectly as investors in the sub-adviser’s clients, such as the portfolio. Thus, the sub-adviser may recommend to clients the purchase or sale of securities in which it, or its officers, employees or related persons have a financial interest. The sub-adviser may give advice and take actions in the performance of its duties to its clients that differ from the advice given or the timing and nature of actions taken, with respect to other clients’ accounts and/or employees’ accounts that may invest in some of the same securities recommended to clients.

In addition, the sub-adviser, its affiliates and principals may trade for their own accounts. Consequently, non-customer and proprietary trades may be executed and cleared through any prime broker or other broker utilized by clients. It is possible that officers or employees of the sub-adviser may buy or sell securities or other instruments that the sub-adviser has recommended to, or purchased for, its clients and may engage in transactions for their own accounts in a manner that is inconsistent with the sub-adviser’s recommendations to a client. Personal securities transactions by employees may raise potential conflicts of interest when such persons trade in a security that is owned by, or considered for purchase or sale for, a client. The sub-adviser has adopted policies and procedures designed to detect and prevent such conflicts of interest and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with its fiduciary duty to its clients and in accordance with applicable law. Any Access Person (as such term is defined in Rule 204A-1 under the Investment Advisers Act of 1940, as amended) of the sub-adviser may make security purchases subject to the terms of the sub-adviser’s code of ethics, described below. The sub-adviser and its affiliated persons may come into possession from time to time of material nonpublic and other confidential information about companies which, if disclosed, might affect an investor’s decision to buy, sell, or hold a security. Under applicable law, the sub-adviser and its affiliated persons would be prohibited from improperly disclosing or using this information for their personal benefit or for the benefit of any person, regardless of whether the person is a client of the sub-adviser. Accordingly, should the sub-adviser or any affiliated person come into possession of material nonpublic or other confidential information with respect to any company, the sub-adviser and its affiliated persons will have no responsibility or liability for failing to disclose the information to clients as a result of following its policies and procedures designed to comply with applicable law.

Compensation

ProFund Advisors Portfolio Manager Compensation:

ProFund Advisors believes that its compensation program is competitively positioned to attract and retain high-caliber investment professionals. The compensation package for portfolio managers consists of a fixed base salary, an annual incentive bonus opportunity and a competitive benefits package. A portfolio manager’s salary compensation is designed to be competitive with the marketplace and reflect a portfolio manager’s relative experience and contribution to the firm. Base salary compensation is reviewed and adjusted annually to reflect increases in the cost of living and market rates. The annual incentive bonus opportunity provides cash bonuses based upon the firm’s overall performance and individual contributions. Principal consideration is given to appropriate risk management, teamwork and investment support activities in determining the annual bonus amount. Portfolio managers are eligible to participate in the firm’s standard employee benefits programs, which include a competitive 401(k) retirement savings program with employer match, life insurance coverage, and health and welfare programs.

Ownership of Securities

As of December 31, 2009, the portfolio managers did not beneficially own any equity securities in the portfolio.

Transamerica T. Rowe Price Small Cap VP

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed

Sudhir Nanda	2	$500.2 million	0	$0	0	$0

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)

Sudhir Nanda	0	$0	0	$0	0	$0

Conflicts of Interest

As of December 31, 2009, portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), and commingled trust accounts. Portfolio managers make investment decisions for each fund based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that fund. Consequently, portfolio managers may purchase (or sell) securities for one fund and not another fund. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the “Portfolio Manager’s Compensation” section, our portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

Compensation

As of December 31, 2009, portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors. Investment performance over one-, three-, five-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. We evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (e.g. S&P500) and an applicable Lipper index (e.g.. Large Cap Growth), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds, of competitive investment managements firms.

Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor. Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long term success and are highly valued. All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits. This compensation structure is used for all funds managed by the portfolio manager.

Ownership of Securities

As of December 31, 2009, the portfolio manager did not beneficially own any equity securities in the portfolio.

Transamerica Third Avenue Value VP

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed

Curtis R. Jensen	5	$2.2 billion	1	$641 thousand	0*	$0
Kathleen Crawford	4	$739 million	3	$515.7 million	0*	$0
Yang Lie	2	$659 million	0	$0	0*	$0

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)

Curtis R. Jensen	0	$0	0	$0	0	$0
Kathleen Crawford	0	$0	0	$0	0	$0
Yang Lie	0	$0	0	$0	0	$0

*

Mr. Jensen manages three accounts totaling over $1 million in a personal capacity and receives no advisory fee for these accounts. Ms. Crawford manages three accounts totaling less than $1 million in a personal capacity and receives no advisory fee for these accounts. Ms. Lie manages six accounts totaling over $1 million in a personal capacity and receives no advisory fee for these accounts.

Conflicts of Interest

Circumstances may arise under which Third Avenue Management LLC’s ( “Third Avenue”) determines that, while it would be both desirable and suitable that a particular security or other investment be purchased or sold for the account of more than one of its client accounts, there is a limited supply or demand for the security or other investment. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized by the portfolio. Third Avenue has adopted policies and procedures to monitor and manage these potential conflicts of interest to protect its clients’ interests.

Compensation

As of December 31, 2009, each portfolio manager receives a fixed base salary and a cash bonus, payable each year. A portion of the bonus is deferred, pursuant to a deferred compensation plan of Third Avenue. The bonus is determined in the discretion of senior management of Third Avenue, and is based on a qualitative analysis of several factors, including the profitability of Third Avenue and the contribution of the individual employee.

Ownership of Securities

As of December 31, 2009, none of the portfolio managers beneficially owned any equity securities in the portfolio.

Transamerica Balanced VP

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed

Kirk J. Kim (lead-equity)	3	$355 million	1	$30.3 million	2	$289.6 million
Gary U. Rollé (co-equity)	7	$4.4 billion	4	$1.4 billion	301	$821.6 million
Greg D. Haendel (lead-fixed income)	5	$2.8 billion	2	$769 million	11	$245 million
Derek S. Brown (co-fixed income)	1	$671.6 million	0	$0	11	$1.2 billion
John D. Lawrence (co-equity)	0	$0	0	$0	1	$6.6 million
Brian W. Westhoff (co-fixed income)	2	$406 million	0	$0	5	$218 million

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)

Kirk J. Kim (lead equity	0	$0	0	$0	0	$0
Gary U. Rollé (co-equity)	0	$0	0	$0	0	$0
Greg D. Haendel (lead-fixed income)	0	$0	0	$0	0	$0
Derek S. Brown (co-fixed income)	0	$0	0	$0	0	$0
John D. Lawrence (co-equity)	0	$0	0	$0	0	$0
Brian W. Westhoff (co-fixed income)	0	$0	0	$0	0	$0

Transamerica Convertible Securities VP

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed

Kirk J. Kim (lead)	3	$355 million	1	$30.3 million	2	$289.6 million
Peter O. Lopez (co)	0	$0	0	$0	0	$0

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)

Kirk J. Kim (lead)	0	$0	0	$0	0	$0
Peter O. Lopez (co)	0	$0	0	$0	0	$0

Transamerica Diversified Equity VP

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed

Edward S. Han (lead)	2	$403.7 million	2	$261.2 million	3	$3 million
Peter O. Lopez (co)	0	$0	0	$0	0	$0
Gary U. Rollé (co)	7	$4.4 billion	4	$1.4 billion	301	$821.6 million

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)

Edward S. Han (lead)	0	$0	0	$0	0	$0
Peter O. Lopez (co)	0	$0	0	$0	0	$0
Gary U. Rollé (co)	0	$0	0	$0	0	$0

Transamerica Focus VP

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed

Edward S. Han (lead)	2	$403.7 million	2	$261.2 million	3	$3 million
Kirk J. Kim (lead)	3	$355 million	1	$30.3 million	2	$289.6 million
Joshua D. Shaskan (lead)	2	$128.4 million	1	$53.7 million	27	$47.6 million

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)

Edward S. Han (lead)	0	$0	0	$0	0	$0
Kirk J. Kim (lead)	0	$0	0	$0	0	$0
Joshua D. Shaskan (lead)	0	$0	0	$0	0	$0

Transamerica Growth Opportunities VP

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed

Edward S. Han (lead)	2	$403.7 million	2	$261.2 million	3	$3 million
John J. Huber (lead)	1	$302.9 million	1	$107.7 million	6	$3.9 million

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)

Edward S. Han (lead)	0	$0	0	$0	0	$0
John J. Huber (lead)	0	$0	0	$0	0	$0

Transamerica Small/Mid Cap Value VP

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed

Jeffrey J. Hoo (lead)	2	$663 million	12	$10.2 million	2	$13 million
Joshua D. Shaskan (co)	2	$128.4 million	1	$53.7 million	27	$47.6 million
Thomas E. Larkin, III (co)	0	$0	0	$0	0	$0

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)

Jeffrey J. Hoo (lead)	0	$0	0	$0	0	$0
Joshua D. Shaskan (co)	0	$0	0	$0	0	$0
Thomas E. Larkin, III (co)	0	$0	0	$0	0	$0

Transamerica U.S. Government Securities VP

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed

Derek S. Brown (lead)	1	$671.6 million	0	$0	11	$1.2 billion
Greg D. Haendel (co)	5	$2.8 billion	2	$769 million	11	$245 million

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)

Derek S. Brown (lead)	0	$0	0	$0	0	$0
Greg D. Haendel (co)	0	$0	0	$0	0	$0

Ownership of Securities

As of December 31, 2009, none of the portfolio managers beneficially owned any shares of equity securities in the respective portfolios.

Conflicts of Interest

At TIM, individual portfolio managers may manage multiple accounts for multiple clients. In addition to the sub-advisory management of the Funds, TIM manages separate accounts for institutions and individuals. TIM manages potential conflicts between accounts through its allocation policies and procedures, internal review processes and oversight by senior management and its board of directors. TIM has developed trade allocation policies to address potential conflicts in situations where two or more accounts participate in investment decisions involving the same securities using procedures that it considers to be fair and equitable.

Compensation

TIM portfolio managers, including members of the executive team, are remunerated with a combination of base salary, performance-based bonus and ownership interest. The overall compensation structure is reviewed annually for market competitiveness as compared to its industry peers.

For purposes of determining the level of performance-based compensation, potential track records (pre-tax) are based on full years of portfolio management for TIM. Eighty percent of the performance-based compensation is based on the ranking of a portfolio’s track record relative to independent peer universes of portfolios with a similar market capitalization range and investment style. The calculation is weighted toward longer-term performance results. The remaining 20% of performance-based compensation reflects the portfolio manager’s individual contributions to the development of the overall investment process and investment team at TIM.

Key investment personnel have ownership interests in TIM and are evaluated on an annual basis to determine additional allocations of ownership interest. Such interests entitle the owner to quarterly distribution of profits as well as certain liquidity features. The interests effectively vest over a determined time period so as to provide a retention incentive. The ownership feature is intended to create both stability and an entrepreneurial atmosphere at TIM.

80% Objective — portfolio performance-based calculation: Performance-Based Calculation: Portfolio performance-based calculation is based on relative rankings of track record and return formula criteria. The objective component will consider such items as weighting of multiple portfolio responsibilities, portfolio performance upon assignment, length of time managing portfolio, determination of appropriate client-guided benchmarks, etc., and will be determined by the TIM Compensation Committee and communicated to Portfolio Managers by the end of the first quarter of each plan year.

Track Record Ownership: Only a stated lead Portfolio Manager or co-Portfolio Manager will be eligible to use the fund or product for bonus purposes. Lead Portfolio Managers and co-Portfolio Managers, for compensation purposes, will be determined by the TIM Compensation Committee and approved by the TIM Board. Eligibility will be determined by the end of the first quarter of each plan year and communicated to the Portfolio Managers.

Universe Determination: The TIM Compensation Committee is responsible for determining the universes to be used for evaluating the rankings for each Portfolio Manager. The universes will be determined by the end of the first quarter of each plan year and communicated to the Portfolio Managers. Rankings will include the higher of two Institutional universes and two Retail universes, each weighted at 50%.

20% Subjective — portfolio performance-based calculation:

The subjective rating will be based upon additional contributions to the firm as a whole and consistent with responsibilities identified in position descriptions. Factors taken into consideration may include, but are not limited to:

•	Sales and marketing efforts to increase the firm’s assets;

•	Leadership efforts to promote the development and training of junior investment staff members;

•	Accountability; Productivity; Initiative; Job Knowledge; Teamwork; Decision-Making; Work Ethic; Integrity; Adaptability; Communications;

•	General Leadership competencies and managerial duties outside of core responsibility as determined by management.

Subjective considerations will be recommended by the Portfolio Manager’s supervisors and submitted to the TIM Compensation Committee for review and determination.

Transamerica WMC Diversified Growth VP
Transamerica WMC Diversified Growth II VP

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed

Paul E. Marrkand	4	$4.7 billion	6	$624.6 million	5	$1.0 billion

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)

Paul E. Marrkand	1	$3.2 billion	0	$0	0	$0

Conflicts of Interest

Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The portfolio’s manager listed in the prospectus who is primarily responsible for the day-to-day management of the portfolios (“Portfolio Manager”) generally manages accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the relevant portfolio. The Portfolio Manager makes investment decisions for each account, including the relevant portfolio, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Portfolio Manager may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the relevant portfolio and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the relevant portfolio.

The Portfolio Manager or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the relevant portfolio, or make investment decisions that are similar to those made for the relevant portfolio, both of which have the potential to adversely impact the relevant portfolio depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, the Portfolio Manager may purchase the same security for the relevant portfolio and one or more other accounts at or about the same time, and in those instances the other accounts will have access to their respective holdings prior to the public disclosure of the relevant portfolio’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the portfolios. Because incentive payments paid by Wellington Management to the Portfolio Manager are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by the Portfolio Manager. Finally, the Portfolio Manager may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Compensation

Wellington Management receives a fee based on the assets under management of each portfolio as set forth in the Investment Sub-advisory Agreement between Wellington Management and TAM on behalf of each portfolio. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to each portfolio. The following information is as of April 9, 2010.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Portfolio Manager includes a base salary and incentive components. The base salary for the Portfolio Manager who is a partner of Wellington Management is determined by the Managing Partners of the firm. A partner’s base salary is generally a fixed amount that may change as a result of an annual review. The Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the portfolios and generally each other account managed by the Portfolio Manager. The Portfolio Manager’s incentive payment relating to the relevant portfolio is linked to the gross pre-tax performance of each portfolio compared to the Russell 1000® Growth Index over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Portfolio Manager, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Manager may also be eligible for bonus payments based on his overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than account performance. Each partner of Wellington Management is eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Mr. Marrkand is a partner of the firm.

Ownership of Securities

As of February 28, 2010, the portfolio manager did not beneficially own any equity securities in the portfolios.

APPENDIX E
MORE ON STRATEGIES AND RISKS

ACTIVE INVESTOR

A significant portion of assets invested in the portfolio come from professional money managers and investors who use the portfolio as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the portfolio may have a negative impact on the portfolio’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the portfolio’s expense ratio may vary from current estimates or the historical ratio disclosed in the prospectus.

ACTIVE TRADING

Securities may be sold without regard to the length of time held. A high portfolio turnover rate may have a negative impact on performance by increasing transaction costs and generating greater tax liabilities for shareholders.

ASSET ALLOCATION

The sub-adviser allocates a portfolio’s assets among underlying portfolios. These allocations may be unsuccessful in maximizing a portfolio’s return and/or avoiding investment losses.

ASSET-BACKED SECURITIES

Some portfolios may purchase asset-backed securities. Asset-backed securities have many of the same characteristics and risks as the mortgage-related securities described below, except that asset-backed securities may be backed by non-real-estate loans, leases or receivables such as auto, credit card or home equity loans.

ASSET-BASED SECURITIES-NATURAL RESOURCES

Asset-based securities are fixed-income securities whose value is related to the market price of a certain natural resource, such as a precious metal. Although the market price of these securities is expected to follow the market price of the related resource, there may not be perfect correlation.

If an asset-based security is backed by a bank letter of credit or other similar facility, the portfolio sub-adviser may take such backing into account in determining the creditworthiness of the issuer. While the market prices for an asset-based security and the related natural resource asset generally are expected to move in the same direction, there may not be perfect correlation in the two price movements. Asset-based securities may not be secured by a security interest in or claim on the underlying natural resource asset. The asset-based securities in which a portfolio may invest may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Certain asset-based securities may be payable at maturity in cash at the stated principal amount or, at the option of the holder, directly in a stated amount of the asset to which it is related. In such instance, because no portfolio presently intends to invest directly in natural resource assets, a portfolio would sell the asset-based security in the secondary market, to the extent one exists, prior to maturity if the value of the stated amount of the asset exceeds the stated principal amount and thereby realize the appreciation in the underlying asset.

There are special risks associated with certain types of natural resource assets that will also affect the value of asset-based securities related to those assets. For example, prices of precious metals and of precious metals related securities historically have been very volatile, which may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

Certain portfolios may invest in the equity securities of companies that explore for, extract, process or deal in precious metals (e.g., gold, silver and platinum), and in asset-based securities indexed to the value of such metals. Such securities may be purchased when they are believed to be attractively priced in relation to the value of a company’s precious metal-related assets or when the values of precious metals are expected to benefit from inflationary pressure or other economic, political or financial uncertainty or instability. Based on historical experience, during periods of economic or financial instability the securities of companies involved in precious metals may be subject to extreme price fluctuations, reflecting the high volatility of precious metal prices during such periods. In addition, the instability of precious metal prices may result in volatile earnings of precious metal-related companies, which may, in turn, adversely affect the financial condition of such companies.

The major producers of gold include the Republic of South Africa, Russia, Canada, the United States, Brazil and Australia. Sales of gold by Russia are largely unpredictable and often relate to political and economic considerations rather than to market forces. Economic, financial, social and political factors within South Africa may significantly affect South African gold production.

BANK OBLIGATIONS

If a portfolio concentrates in U.S. bank obligations, a portfolio will be particularly sensitive to adverse events affecting U.S. banks. Banks are sensitive to changes in money market and general economic conditions, as well as decisions by regulators that can affect banks’ profitability.

BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

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CHANGES IN INTEREST RATES. Bond prices tend to move inversely to interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertible securities.

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LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond generally is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

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DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond’s term; and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

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DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody’s Investors Service (“Moody’s”) and Standard & Poors Ratings Group (“S&P”). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond’s rating. This is virtually certain to cause the bond to drop in price.

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LOW QUALITY. High-yield/high-risk securities (commonly known as “junk bonds”) have greater credit risk; are more sensitive to interest rate movements; are considered more speculative; have a greater vulnerability to economic changes, subject to greater price volatility; and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a portfolio may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

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LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, or if the bond is a type of investment that falls out of favor with investors, the market demand for it may “dry up.” In that case, the bond may be hard to sell or “liquidate” (convert to cash). Please see Appendix D for a description of bond ratings.

COMMODITIES

To the extent a portfolio invests in instruments whose performance is linked to the price of an underlying commodity or commodity index, the portfolio will be subject to the risks of investing in physical commodities, including regulatory, economic and political developments, weather events and natural disasters and market disruptions. The portfolio’s investment exposure to the commodities markets may subject the portfolio to greater volatility than investments in more traditional securities, such as stocks and bonds.

COMMON STOCKS

Stocks may be volatile – their prices may go up and down dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a portfolio may hold fluctuate in price, the value of a portfolio’s investments will go up and down.

CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company’s common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

COUNTERPARTY

A portfolio will be subject to the credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the portfolio or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the portfolio may decline.

COUNTRY, SECTOR OR INDUSTRY FOCUS

Unless otherwise stated in a portfolio’s prospectus or SAI, as a fundamental policy governing concentration, no portfolio will invest more than 25% of its total assets in any one particular industry other than U.S. Government securities and its agencies (although the asset allocation portfolios may invest in underlying funds that may concentrate their investments in a particular industry). In addition, to the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

CPIU MEASUREMENT

The CPIU is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. There can be no assurance that the CPIU will accurately measure the real rate of inflation in the prices of goods and services.

CREDIT ENHANCEMENT

Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally, the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

CREDIT-MONEY MARKET PORTFOLIOS

An issuer or obligor of a security held by a portfolio or a counterparty to a financial contract with the portfolio may default or its credit may be downgraded, or the value of assets underlying a security may decline. Subordinated securities will be disproportionately affected by a default or downgrade.

CREDIT-NON-MONEY PORTFOLIOS

If an issuer or guarantor of a security held by a portfolio or a counterparty to a financial contract with the portfolio defaults or is downgraded, or if the value of the assets underlying a security declines, the value of your investment will decline. Junk bonds have a higher risk of default and are considered speculative.

CURRENCY

When a portfolio invests in securities denominated in foreign currencies, the portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls and speculation.

CURRENCY HEDGING

A portfolio may hedge its currency risk, using currency futures, forwards or options. However, these instruments may not always work as intended; and a portfolio may be worse off than if it had not used a hedging instrument.

DEFENSIVE INVESTING

For temporary defensive purposes, a portfolio may, at times, choose to hold some or all of its assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

DERIVATIVES

Using derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives also can have a leveraging effect and increase portfolio volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. The portfolio’s investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.

DISTRESSED SECURITIES

Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

DIVERSIFICATION

The 1940 Act classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio’s assets over a number of issuers to reduce risk. A diversified portfolio may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of its total assets, (a) more than 5% of the portfolio’s total assets would be invested in securities of that issuer, or (b) the portfolio would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, a portfolio can invest more than 5% of its assets in one issuer. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and only the assets and revenues of such entity back the security, such entity is deemed to be the sole issuer. Similarly, in the case of a private activity bond, if only the assets and revenues of the nongovernmental user back that bond, then such nongovernmental user is deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees a security, such a guarantee would be considered a separate security and is to be treated as an issue of such government or other entity. Under the 1940 Act, the portfolio cannot change its classification from diversified to non-diversified without shareholder approval. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.

All of the portfolios, except Transamerica Clarion Global Real Estate Securities VP, Transamerica Focus VP, Transamerica ProFund UltraBear VP and Transamerica Third Avenue Value VP are diversified portfolios under the 1940 Act (although the asset allocation portfolios qualify as diversified portfolios under the 1940 Act, certain of the underlying portfolios in which they invest do not).

Transamerica Clarion Global Real Estate Securities VP, Transamerica Focus VP, Transamerica ProFund UltraBear VP and Transamerica Third Avenue Value VP each reserve the right to become a diversified portfolio (as defined by the 1940 Act).

EARLY CLOSE/LATE CLOSE/TRADING HALT

An exchange or market may close early, close late or issue trading halts on specific securities or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the portfolio being unable to buy or sell certain securities or derivatives. In such circumstances, the portfolio may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets are subject to foreign securities risks. These risks are greater for investments in emerging markets.

EQUITY AND MARKET

The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day to day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the portfolio to decrease.

EQUITY SECURITIES

Equity securities include common and preferred stocks. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

EXCHANGE-TRADED FUNDS (“ETFS”)

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and a portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

FIXED-INCOME INSTRUMENTS

Some portfolios invest in “Fixed-Income Instruments,” which include, among others:

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securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises, including issues by non-government-sponsored entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise (“U.S. Government Securities”);

■	corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;

■	mortgage-backed and other asset-backed securities;

■	inflation-indexed bonds issued both by governments and corporations;

■	structured notes, including hybrid or “indexed” securities, event-linked bonds and loan participations;

■	delayed funding loans and revolving credit facilities;

■	bank certificates of deposit, fixed time deposits and bankers’ acceptances;

■	repurchase agreements and reverse repurchase agreements;

■	debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;

■	obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and

■	obligations of international agencies or supranational entities.

The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

■	market risk: fluctuations in market value

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interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down. The longer the maturity or duration, the more sensitive the value of a fixed-income security is to fluctuations in interest rates

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prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities

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extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes

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default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines. The portfolio may incur expenses to protect the portfolio’s interest in securities experiencing these events. If the portfolio invests in securities that are subordinated to other securities, or which represent interests in pools of such subordinated securities, those investments may be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio’s sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

Some portfolios also may invest in derivatives based on fixed-income instruments.

FOCUSED INVESTING

To the extent a portfolio invests in a limited number of issuers, changes in the value of individual securities may have a significant impact on your investment.

FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those associated with securities of domestic issuers, including:

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CHANGES IN CURRENCY VALUES. Foreign securities may be sold in currencies other than U.S. dollars. If a currency’s value drops relative to the dollar, the value of your portfolio shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country’s overseas investments; and intervention by banks. Some portfolios also invest in American Depositary Receipts (“ADRs”) and American Depositary Shares (“ADSs”). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADRs or ADSs. The portfolio may incur costs when it converts other currencies into dollars, and vice-versa.

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CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A portfolio’s investments in foreign currency-denominated securities may reduce the returns of the portfolio.

■	DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

■	LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

■	LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

■	MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

■	LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

■	SETTLEMENT DELAYS. “Settlement” is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

■	HIGHER CUSTODIAL CHARGES. Fees charged by the portfolio’s custodian for holding shares are higher for foreign securities than those of domestic securities.

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VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.

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POLITICAL OR FINANCIAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

■	DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open, and asset values can change before a transaction occurs.

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CURRENCY HEDGING. A portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio’s currency exposure from one currency to another removes the portfolio’s opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser’s projection of future exchange rates is inaccurate.

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EMERGING MARKETS RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries typically are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging markets countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid, more difficult to value and more volatile than investments in developed countries. In addition, a portfolio investing in emerging markets countries may be required to establish special custody or other arrangements before investing.

FORWARD FOREIGN CURRENCY CONTRACTS

A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the portfolio’s securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the portfolio’s limitations on investing in illiquid securities. If a portfolio’s manager makes the incorrect prediction, the opportunity for loss can be magnified.

FUTURES, OPTIONS AND OTHER DERIVATIVES

Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. Certain of the portfolios use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts involve additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a portfolio may incur substantial losses.

Swap transactions are privately negotiated agreements between a portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; and, therefore, they are less liquid investment than exchange-traded instruments. A portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are “commodity-linked” or “index-linked” notes. They are sometimes referred to as “structured notes” because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes expose a portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a portfolio may receive more or less principal that it originally invested. A portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

A portfolio’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the portfolios:

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MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

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CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract’s terms. Additionally, credit default swaps could result in losses if a portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

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LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to sell. Although most of the portfolio’s securities must be liquid at the time of investment, securities may become illiquid after purchase by the portfolio, particularly during periods of market turmoil. When the portfolio holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the portfolio is forced to sell these investments to meet redemptions or for other cash needs, the portfolio may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the portfolio, due to limitations on investments in illiquid securities, may be unable to achieve its desired level of exposure to a certain sector.

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LEVERAGE RISK. When the portfolio engages in transactions that have a leveraging effect on the portfolio’s portfolio, the value of the portfolio will be more volatile and all other risks will tend to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of the portfolio’s underlying assets or creates investment risk with respect to a larger pool of assets than the portfolio would otherwise have. The portfolio may take on leveraging risk by, among other things, engaging in derivative, when-issued, delayed-delivery, forward commitment or forward roll transactions or reverse repurchase agreements. Engaging in such transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

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LACK OF AVAILABILITY. Suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a portfolio will engage in derivatives transactions at any time or from time to time. A portfolio’s ability to use derivatives may be limited by certain regulatory and tax considerations.

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MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way that is detrimental to a portfolio’s interest. If a portfolio manager incorrectly forecasts the value of securities, currencies or interest rates or other economic factors in using derivatives for a portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, the can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. A portfolio may also have to buy or sell a security at a disadvantageous time or price because the portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions.

Other risks in using derivatives include the risk of mis-pricing or improper valuation of derivatives and the lack of correlation with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a portfolio’s use of derivatives may cause the portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates when distributed to shareholders) than if the portfolio had not used such instruments.

GEOGRAPHIC

To the extent a portfolio invests a significant portion of its assets in issuers located in a single country, a small number of countries, or a particular geographic region, the portfolio will be more susceptible to negative events affecting those countries or that region and could be more volatile than the performance of a more geographically diverse portfolio. Geographic risk is especially high in emerging markets.

GROWTH STOCKS

Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to rapid price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

HARD ASSETS

Certain portfolios are subject to risks associated with investing indirectly in hard assets, including real estate, precious metals and natural resources and can be significantly affected by events relating to these industries, including international political and economic developments, inflation, and other factors. The portfolio’s indirect investments in hard assets may experience substantial price fluctuations as a result of these factors and may move independently of the trends of industrialized companies.

HIGH-YIELD DEBT SECURITIES

High-yield debt securities, or junk bonds, are securities that are rated below “investment grade” or, if unrated, are considered by the sub-adviser to be of equivalent quality. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds have a higher risk of default, tend to be less liquid and may be more difficult to value.

HYBRID INSTRUMENTS

Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments may reflect a combination of the risks of investing in securities, derivatives, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose a portfolio to leverage risks or carry liquidity risks.

ILLIQUID AND RESTRICTED/144A SECURITIES

Certain portfolios may invest in illiquid securities (i.e., securities that are not readily marketable). In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 (the “1933 Act”). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer’s ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments. Rule 144A under the 1933 Act established a “safe harbor” from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a portfolio could, however, adversely affect the marketability of such security and the portfolio might be unable to dispose of such security promptly or at reasonable prices.

INCREASE IN EXPENSES

Your actual costs of investing in a portfolio may be higher than the expenses shown in “Annual Portfolio Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

INFLATION

A portfolio is subject to the risk that the value of assets or income from the portfolio’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the value of the portfolio’s assets can decline, as can the value of the portfolio’s distributions. This risk is more pronounced for portfolios that invest a substantial portion of their assets in fixed-income securities with longer maturities.

INTEREST RATES

The interest rates on short-term obligations held in the portfolio will vary, rising or falling with short-term interest rates generally. The portfolio’s yield will tend to lag behind general changes in interest rates. The ability of the portfolio’s yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

INTERNET OR INTRANET SECTOR RISK

Certain portfolios may invest primarily in companies engaged in Internet and Intranet related activities. The value of such companies is particularly sensitive to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such portfolios’ shares may fluctuate more than shares of a portfolio investing in a broader range of industries.

INVERSE CORRELATION

Shareholders should lose money when the corresponding index rises—a result that is the opposite from traditional funds.

INVESTING AGGRESSIVELY

The value of developing company stocks may be volatile and can drop significantly in a short period of time. Rights, options and futures contracts may not be exercised and may expire worthless. Warrants and rights may be less liquid than stocks. Use of futures and other derivatives may make the portfolio more volatile.

INVESTMENT COMPANIES

To the extent that an underlying fund invests in other investment companies, such as exchange-traded funds, it is subject to the risks of these investment companies and bears its pro rata share of the investment companies’ expenses.

INVESTMENT STRATEGIES

A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the portfolios’ Board of Trustees. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the portfolios’ SAI.

IPOs

Initial public offerings (“IPOs”) are subject to specific risks which include, among others:

■	high volatility;

■	no track record for consideration;

■	securities may be illiquid; and

■	earnings are less predictable.

INVESTMENT STYLE

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different investment style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain other types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

LEVERAGING

The value of your investment may be more volatile if the Portfolio borrows or uses derivatives that have a leveraging effect on the portfolio. Other risks also will be compounded. This is because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the portfolio would otherwise have had. The portfolio also may have to sell assets at inopportune times to satisfy its obligations.

LIQUIDITY

Some securities held by the portfolio may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss.

LOANS

Certain portfolios may invest in certain commercial loans, including loans generally known as “syndicated bank loans,” by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio’s ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the portfolio’s liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution’s interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

MARKET

The market prices of the portfolio’s securities may go up or down sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The Portfolio may experience a substantial or complete loss on any individual security.

MARKET AND SELECTION

Market risk is the risk that one or more markets in which the portfolio invests may go down in value. Selection risk is the risk that the securities selected by portfolio management may underperform the market or other securities selected by other portfolios. This means you lose money.

MASTER LIMITED PARTNERSHIPS

Holders of MLP units have limited control and voting rights, similar to those of a limited partner. An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns. MLPs may, for tax purposes, affect the character of the gain and loss realized by a portfolio and affect the holding period of a portfolio’s assets.

MID-CAP SECURITIES

The securities of mid-cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.

MONEY MARKET FUNDS

An investment in a money market fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. Although money market funds seek to maintain a stable net asset value of $1.00 per share, it is possible to lose money by investing in a money market fund.

MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sales to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer’s underlying asset portfolio and, in certain cases, the issuer’s ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer’s inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio’s investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

NATURAL RESOURCE-RELATED SECURITIES

Because the portfolio concentrates its investments in natural resource-related securities, the portfolio is subject to the risks associated with natural resource investments in addition to the general risk of the stock market. This means the portfolio is more vulnerable to the Price movements of natural resources and factors that particularly affect the oil, gas, mining, energy, chemicals, paper, steel or agriculture sectors than a more broadly diversified Portfolio. Because the portfolio invests primarily in companies with natural resource assets, there is the risk that the portfolio will perform poorly during a downturn in natural resource prices.

NON-DIVERSIFICATION

Certain portfolios are classified as “non-diversified,” which means it may invest in a larger percentage of its assets in one issuer than a diversified portfolio. To the extent the portfolio invests its assets in fewer issuers, the portfolio will be more susceptible to negative events affecting those issuers.

OTHER INVESTMENT COMPANIES

To the extent that a portfolio, including an asset allocation portfolio, invests in other investment companies, including exchange-traded funds, it bears its pro rata share of these investment companies’ expenses and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

PORTFOLIO SELECTION

The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

PORTFOLIO TURNOVER

A portfolio may engage in a significant number of short-term transactions, which may lower portfolio performance. High turnover rate will not limit a manager’s ability to buy or sell securities for these portfolios. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a portfolio. The portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income when distributed to shareholders.

PRECIOUS METALS RELATED SECURITIES

Prices of precious metals and of precious metals related securities historically have been very volatile. The high volatility of precious metal prices may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

PREFERRED STOCKS

Preferred stock represents an interest in a company that generally entitles the holder to receive, in preference to the holders of the company’s common stock, dividends and a fixed share of the proceeds resulting from any liquidation of the company. Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. Preferred stocks may pay fixed or adjustable rates of return. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Preferred stock does not generally carry voting rights.

PREPAYMENT OR CALL

Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the portfolio will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The portfolio also may lose any premium it paid on the security.

REAL ESTATE INVESTMENT TRUSTS (“REITS”)

Equity REITs can be affected by any changes in the value of the properties owned. A REIT’s performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants’ failure to pay rent or poor management. A REIT’s performance also depends on the company’s ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

REAL ESTATE SECURITIES

Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

■	declining real estate value

■	risks relating to general and local economic conditions

■	over-building

■	increased competition for assets in local and regional markets

■	increases in property taxes

■	increases in operating expenses or interest rates

■	change in neighborhood value or the appeal of properties to tenants

■	insufficient levels of occupancy

■	inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by management of insurance risks, adequacy of financing available in capital markets, management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

REDEMPTION—MONEY MARKET FUNDS

The portfolio may experience heavy redemptions, particularly during periods of declining or illiquid markets that could cause the portfolio to liquidate its assets at inopportune times or at a loss or depressed value and that could affect the Portfolio’s ability to maintain a $1.00 share price.

REPURCHASE AGREEMENTS

If the other party to a repurchase agreement defaults on its obligation, the Portfolio may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value declines, the portfolio could lose money. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the portfolio’s ability to dispose of the underlying securities may be restricted.

RISK YIELD FLUCTUATION—MONEY MARKET FUNDS

The amount of income you receive from the portfolio will go up or down depending on day-to-day variations in short-term interest rates; and when interest rates are very low, the portfolio’s expenses could absorb all or a significant portion of the portfolio’s income.

RULE 144A SECURITIES

Rule 144A permits certain qualified institutional buyers, such as the portfolio, to trade in privately placed securities that have not been registered for sale to the public. Rule 144A securities may be deemed illiquid, and the portfolio might be unable to dispose of such securities promptly or at reasonable prices.

SECTOR

Sector risk is the risk that the portfolio concentration in the securities of companies in a specific market sector or industry will cause the portfolio to be more exposed to the price movements of companies in and developments affecting that sector or industry than a more broadly diversified portfolio. Because the portfolio invests primarily in one sector, there is the risk that the portfolio will perform poorly during a downturn in that sector.

SECURITIES LENDING

Certain portfolios may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences to a portfolio.

SHORT SALES

A short sale may be effected by selling a security that the portfolio does not own. In order to deliver the security to the purchaser, the portfolio borrows the security, typically from a broker-dealer or an institutional investor. The portfolio later closes out the position by returning the security to the lender. If the price of the security sold short increases, the portfolio would incur a loss; conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The portfolio’s use of short sales in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the portfolio held only long positions. The portfolio may be unable to close out a short position at an acceptable price, and may have to sell related long positions at disadvantageous times to produce cash to unwind a short position. Short selling involves higher transaction costs than typical long-only investing.

A short sale may also be effected “against the box” if, at all times when the short position is open, the portfolio contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. In the event that the portfolio were to sell securities short “against the box” and the price of such securities were to then increase rather than decrease, the portfolio would forego the potential realization of the increased value of the shares sold short.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies, particularly developing companies, generally are subject to more volatility in price than larger company securities. Smaller companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

SMALL, UNSEASONED COMPANIES

Small, unseasoned companies are described as companies that have been in operation less than three years, including the operations of any predecessors. These securities might have limited liquidity and their prices may be very volatile.

SMALLER COMPANIES

Small companies may be more at risk than larger companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on limited management groups.

SOVEREIGN DEBT

Sovereign debt instruments, which are debt obligations issued or guaranteed by a foreign governmental entity, are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on debt that it has issued or guaranteed, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, relationships with other lenders such as commercial banks, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans, or it may ask for forgiveness of interest or principal on its existing debt. On the other hand, a governmental entity may be unwilling to renegotiate the terms of its sovereign debt. There may be no established legal process for a U.S. bondholder (such as the portfolio) to enforce its rights against a governmental entity that does not fulfill its obligations, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

SPECIAL SITUATIONS

Certain portfolios may invest in “special situations” from time to time. Special situations arise when, in the opinion of a portfolio manager, a company’s securities may be undervalued, then potentially increase considerably in price, due to:

■	a new product or process;

■	a management change;

■	a technological breakthrough;

■	an extraordinary corporate event; or

■	a temporary imbalance in the supply of, and demand for, the securities of an issuer.

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of the portfolio’s investment in a situation.

STOCKS

Stocks may be volatile—their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy.

STRUCTURED INSTRUMENTS

Some portfolios may invest in various types of structured instruments, including securities that have demand, tender or put features, or interest rate rest features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, and some may be asset-backed or mortgage-backed securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued.

SUBORDINATION RISK

Some portfolios may invest in securities, such as certain structured securities or high-yield debt securities, which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

SWAPS AND SWAP-RELATED PRODUCTS

A portfolio’s sub-adviser may enter into swap transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A portfolio also may enter into these transactions to attempt to protect against any increase in the price of securities the portfolio may consider buying at a later date.

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COMMODITY SWAPS. An investment in a commodity swap agreement may, for example, involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the portfolio may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the portfolio may pay an adjustable or floating fee. With a “floating” rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the portfolio may be required to pay a higher fee at each swap reset date.

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INTEREST RATE SWAPS. Interest rate swaps involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

A portfolio, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a portfolio’s obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by its custodian. If a portfolio enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.

A portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A portfolio’s sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the portfolio will have contractual remedies pursuant to the agreements related to the transaction.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a portfolio sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

There is no limit on the amount of interest rate swap transactions that may be entered into by a portfolio, unless so stated in its investment objectives. These transactions may in some instances involve the delivery of securities or other underlying assets by a portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. A portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

TACTICAL ASSET ALLOCATION

The portfolio’s tactical asset management discipline may not work as intended. The portfolio may not achieve its objective and may not perform as well as other funds using asset management styles including those based on fundamental analysis or strategic asset allocation. The sub-adviser’s evaluations and assumptions in selecting underlying funds or individual securities may be incorrect in view of actual market conditions and may result in owning securities that underperform other securities.

TAX

In order to qualify as a regulated investment company (“RIC”) under the Internal Revenue Code, the portfolio must meet certain requirements regarding, among other things, the source of its income. Any income the portfolio derives from investments in certain hard asset ETFs, such as commodity ETFs, must be limited to a maximum of 10% of the portfolio’s gross income. If the portfolio fails to qualify as a RIC, the portfolio will be subject to federal income tax on its net income at regular corporate rates (without reduction for distributions to shareholders). When distributed, that income would also be taxable to shareholders as an ordinary dividend to the extent attributable to the portfolio’s earnings and profits. If the portfolio were to fail to qualify as a RIC and become subject to federal income tax, shareholders of the portfolio would be subject to the risks of diminished returns.

UNDERLYING FUNDS

An asset allocation portfolio’s ability to achieve its objective depends largely on the performance of the underlying portfolios in which it invests, a pro rata portion of whose operating expenses the asset allocation portfolio bears. Each underlying portfolio’s performance, in turn, depends on the particular securities in which that underlying portfolio invests. Accordingly, each asset allocation portfolio is subject indirectly to all the risks associated with its underlying portfolios. These risks include the risks described herein. In addition, an asset allocation portfolio may own a significant portion of the shares of the underlying portfolios in which it invests. Transactions by an asset allocation portfolio may be disruptive to the management of these underlying portfolios, which may experience large inflows or redemptions of assets as a result. An asset allocation portfolio’s investments may have an impact on the operating expenses of the underlying portfolios and may generate or increase the levels of taxable returns recognized by the asset allocation portfolio or an underlying portfolio.

U.S. GOVERNMENT AGENCY OBLIGATIONS

Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the United States generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agency.

VALUATION

The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.

VALUE INVESTING

The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

VARIABLE RATE DEMAND INSTRUMENTS

Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The portfolios treat demand instruments as short-term securities because their variable interest rate adjusts in response to changes in market rates even though their stated maturity may extend beyond 13 months.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuation in value) because even though your portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more. Price changes may be temporary or for extended periods.

WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

YIELD FLUCTUATION—MONEY MARKET FUNDS

The amount of income you receive from the portfolio will go up or down depending on day-to-day variations in short-term interest rates; and when interest rates are very low, the portfolio’s expenses could absorb all or a significant portion of the portfolio’s income.

ZERO COUPON SECURITIES

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as coupon payments).

Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.